UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: March 31, 2019

Item 1. Report to Shareholders

Allianz Funds

Multi-Strategy Trust

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

March 31, 2019

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Multi Asset Income Fund

AllianzGI Global Allocation Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Core Bond Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global High Yield Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI Green Bond Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI PerformanceFee Structured US Fixed Income Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Short Term Bond Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds Multi-Strategy Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–107	Fund Summaries

108–109	Important Information

110–113	Benchmark Descriptions

114–205	Schedules of Investments

206–219	Statements of Assets and Liabilities

220–232	Statements of Operations

234–249	Statements of Changes in Net Assets

250–311	Financial Highlights

312–385	Notes to Financial Statements

386	Changes to the Board of Trustees/Shareholder Meeting Results

387–388	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

389–390	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to each Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economic expansion continued during the six-month fiscal reporting period ended March 31, 2019. In contrast, economic growth overseas weakened. Over this period, global equities generated weak results. Meanwhile, the overall US bond market posted a positive return during the reporting period.

Six Months in Review

For the six-month period ended March 31, 2019, US stocks, as measured by the Standard & Poor’s 500 Index, returned -1.72%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned -3.81% and -2.61%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) gained 1.71%. With respect to bonds, the Bloomberg Barclays US Credit Index returned 4.89%, whereas the Bloomberg Barclays Global High Yield Index returned 2.62%. The Bloomberg Barclays US Government Bond Index returned 2.83%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 4.63%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 3.4% and 2.6% during the third and fourth quarters of 2018, respectively. The Commerce Department’s initial reading for first quarter 2019 GDP growth — released after the reporting period ended — was 3.2%.

Looking back, the US Federal Reserve (the “Fed”) raised rates at its meetings in September and December of 2018. The last hike pushed the federal funds rate to a range between 2.25% and 2.50%. The Fed also continued to reduce the size of its balance sheet. However, at its January 2019 meeting, the Fed indicated that it expected to temper its monetary policy tightening in 2019, although this may change based on incoming economic data.

Outlook

Last year was generally a challenging one for investors overall, with poor returns and renewed volatility giving global investors few places to hide, particularly as the year came to a close. The markets seem to us wary of the growing signs of economic fatigue around the world. Late-cycle fault lines have become more visible, and we believe that corporate profit growth has peaked and fiscal stimulus is waning.

2	March 31, 2019 |	Semiannual Report

Meanwhile, economic growth around the world is getting patchier, and the US growth is slowing down amid growing fears of a recession. While the US economy has the potential to deteriorate in 2019, as signaled by a flatter yield curve and weaker housing market, a recession seems unlikely this year. Even if a recession were to happen, in our opinion active investors will still be able to find opportunities by focusing on the fundamentals — including using proprietary research.

Given recent market conditions and concerns about a recession, it is understandable that investors may be nervous that this long but lackluster economic cycle is coming to an end. However, we do not believe it is finished just yet. So, despite market corrections and volatility, we believe investors should aim to benefit from the long-term power of compounding. In our opinion investors should look beyond the immediate news flow and political bluster to focus on balance-sheet strengths and other qualities that underpin the sustainability of investments.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Semiannual Report	| March 31, 2019	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2018 through March 31, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (collectively, the “Funds” and each, a “Fund”) returned between -0.34% and -4.15%, with shorter-dated Funds posting more favorable results. In terms of relative performance, all strategies underperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the six-month period.

Market Overview

The six-month period was a tale of two markets, as the first half was marked by a general pull-back in risk assets and a return of volatility. In particular, the fear of central bank policy error and a slowdown in global growth, against a backdrop of geopolitical uncertainty, led to equity market underperformance. In December of 2018, US equities had the worst performance in seven years and nearly every major developed market posted negative returns. Quantitative easing, which the market took to imply tighter financial conditions, falling stock prices, rising long term rates and weaker economic growth, was an important explanation for market conditions during the six-month period.

In the first half of the six-month period, idiosyncratic risks around the world contributed to investors pricing in a weaker growth and policy mix. In the US, the mid-term elections in late November 2018 resulted in Democrats winning the House, which the markets speculated would substantially reduce the chances of further fiscal stimulus for 2019. In Europe, political tensions and social unrest in France and political uncertainty in Italy related to the confrontation between those governments and the European Union over its budget contributed to higher government bond yields and poor equity performance.

In contrast, the second half of the six-month period experienced a rebound in risk assets and lower volatility. Beginning in early January 2019, the US Federal Reserve (the “Fed”) signaled that it would pivot its approach to monetary policy from its hawkish stance at its December 2018 meeting, where it promised more rate hikes by the end of 2020, to a more tentative posture over the six months or longer. As a result of the Fed’s new stance and rising optimism over US-China trade negotiations, the selloff of US equities that occurred in December of 2018 was reversed in January 2019 and retraced about one half of the December drawdown. Global equities rallied and interest rates fell to their lowest levels in more than a year. Despite persisting concerns about global growth prospects, risk assets nonetheless rallied. In February, a stronger-than-expected fourth quarter gross domestic product in the US helped support a further boost to equities, even as other economic data—especially in Europe—continued to weaken.

Overall, long-dated treasuries were among the best performing asset classes. In equities, emerging markets outperformed developed markets. Among developed markets, equities in the UK outperformed those of Europe and the US despite uncertainties over Brexit.

Portfolio Review

Underweights in all major developed equity market segments were a headwind to performance during the period. The Funds’ risk mitigation strategies held significant underweight positions in equities at the end of December of 2018, though they were reduced throughout the strong rally in January and February of 2019. Positive contributions from Australian stocks and small capitalization stocks in emerging markets offset negative contributions from positions in Japan and Europe. The Funds’ equity selection and exposure, driven and modulated largely by the Best Styles strategy (as defined in each Funds’ prospectus) also underperformed the applicable/relevant benchmark(s).

In the shorter vintages with more exposure to fixed income, performance was aided by positive allocations to preferred shares, emerging markets debt, inflation-protected treasury securities, in addition to positive effects from duration management. However, selection effects detracted slightly from performance as the AllianzGI Advanced Core Bond Fund, a core holding, underperformed the Bloomberg Barclays US Aggregate Bond index, a measure of the broader U.S. bond market, by approximately 33 basis points for the period.

At the end of this period, the Funds generally maintained equity weightings at close to their respective benchmarks’ weights, reflecting our cautious view that the opportunity set is currently quite challenged. This is indicated by our tracking error, which is running about 65-75% of what we expect over a full market cycle. A greater proportion of our active trades lie in the fixed income space where we believe there are more opportunities for interesting trades given that the direction of interest rates is in flux, as determined by the Fed.

Outlook

Going forward, we expect that the sources of optimism that helped improve sentiment in the second half of the period will likely continue in the near term. At the same time, however, we believe that many of the risks that previously weighed on sentiment may linger in the background: uncertainty surrounding trade negotiation, weakening manufacturing sectors and trade (especially in Europe) Brexit-related uncertainty, a slowing economy in China and in other emerging markets, the potential for delay in structural reforms in light of new governments taking over.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

4	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	–0.34%	1.46%	3.38%	6.85%	6.60%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–5.82%	–4.12%	2.22%	6.25%	6.01%
AllianzGI Retirement 2020 Fund Class C	–0.72%	0.73%	2.62%	6.05%	5.79%
AllianzGI Retirement 2020 Fund Class C (adjusted)	–1.66%	–0.22%	2.62%	6.05%	5.79%
AllianzGI Retirement 2020 Fund Class R	–0.85%	0.76%	2.57%	6.28%	6.03%
AllianzGI Retirement 2020 Fund Class P	–0.21%	1.78%	3.69%	7.15%	6.89%
AllianzGI Retirement 2020 Fund Class R6	–0.16%	1.87%	3.79%	7.25%	6.99%
AllianzGI Retirement 2020 Fund Administrative Class	–0.38%	1.40%	3.41%	6.89%	6.63%
Morningstar Lifetime Moderate 2020 Index	1.70%	4.50%	5.00%	9.99%	9.15%
AllianzGI 2020 Strategic Benchmark	1.85%	4.74%	4.38%	6.92%	6.39%
Lipper Mixed-Asset Target 2020 Funds Average	0.81%	3.24%	4.33%	9.11%	8.20%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares, and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Global Dynamic Allocation	66.2%

AllianzGI Advanced Core Bond	18.8%

AllianzGI Best Styles U.S. Equity	5.0%

Vanguard Mortgage-Backed Securities	4.0%

Vanguard Intermediate-Term Corporate Bond	1.5%

AllianzGI Emerging Markets Small-Cap	1.0%

iShares TIPS Bond	0.8%

AllianzGI Short Duration High Income	0.7%

AllianzGI Emerging Markets Debt	0.3%

Cash & Equivalents — Net	1.7%

Semiannual Report	| March 31, 2019	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$996.60	$992.80	$991.50	$997.90	$998.40	$996.20

Expenses Paid During Period	$1.94	$5.66	$3.67	$0.45	$0.01	$1.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,022.99	$1,019.25	$1,021.24	$1,024.48	$1,024.92	$1,023.24

Expenses Paid During Period	$1.97	$5.74	$3.73	$0.45	$0.01	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.74% for Class R, 0.09% for Class P, less than 0.005% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	–1.60%	0.86%	3.99%	5.28%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–7.01%	–4.69%	2.82%	4.46%
AllianzGI Retirement 2025 Fund Class R	–1.77%	0.53%	3.62%	4.90%
AllianzGI Retirement 2025 Fund Class P	–1.43%	1.25%	4.32%	5.60%
AllianzGI Retirement 2025 Fund Class R6	–1.39%	1.34%	4.41%	5.70%
AllianzGI Retirement 2025 Fund Administrative Class	–1.56%	0.94%	4.04%	5.32%
Morningstar Lifetime Moderate 2025 Index	1.31%	4.52%	5.47%	8.59%
AllianzGI 2025 Strategic Benchmark	1.02%	4.75%	4.95%	5.88%
Lipper Mixed-Asset Target 2025 Funds Average	0.38%	3.32%	4.88%	7.63%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Global Dynamic Allocation	74.3%

AllianzGI Advanced Core Bond	12.2%

AllianzGI Best Styles U.S. Equity	6.9%

Vanguard Mortgage-Backed Securities	0.7%

AllianzGI Emerging Markets Small-Cap	0.7%

iShares TIPS Bond	0.4%

AllianzGI Emerging Markets Debt	0.2%

Cash & Equivalents — Net	4.6%

Semiannual Report	| March 31, 2019	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$984.00	$982.30	$985.70	$986.10	$984.40

Expenses Paid During Period	$1.73	$3.46	$0.25	$0.01	$1.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.19	$1,021.44	$1,024.68	$1,024.92	$1,023.44

Expenses Paid During Period	$1.77	$3.53	$0.25	$0.01	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 0.70% for Class R, 0.05% for Class P, less than 0.005% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

8	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	–2.59%	0.36%	4.21%	8.48%	7.92%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–7.95%	–5.16%	3.03%	7.86%	7.33%
AllianzGI Retirement 2030 Fund Class C	–2.97%	–0.41%	3.41%	7.70%	7.15%
AllianzGI Retirement 2030 Fund Class C (adjusted)	–3.88%	–1.34%	3.41%	7.70%	7.15%
AllianzGI Retirement 2030 Fund Class R	–2.75%	–0.03%	3.83%	8.16%	7.61%
AllianzGI Retirement 2030 Fund Class P	–2.43%	0.67%	4.51%	8.82%	8.25%
AllianzGI Retirement 2030 Fund Class R6	–2.41%	0.73%	4.60%	8.91%	8.35%
AllianzGI Retirement 2030 Fund Administrative Class	–2.59%	0.36%	4.25%	8.57%	8.01%
Morningstar Lifetime Moderate 2030 Index	0.65%	4.42%	5.95%	11.88%	10.85%
AllianzGI 2030 Strategic Benchmark	0.26%	4.73%	5.41%	8.94%	8.00%
Lipper Mixed-Asset Target 2030 Funds Average	–0.23%	3.16%	5.38%	10.81%	9.65%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.82% for Class P shares, 0.72% for Class R6 shares and 1.07% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Global Dynamic Allocation	71.2%

AllianzGI Best Styles U.S. Equity	12.3%

AllianzGI Best Styles Global Equity	7.4%

AllianzGI Advanced Core Bond	4.0%

AllianzGI Emerging Markets Small-Cap	1.3%

iShares TIPS Bond	0.1%

Cash & Equivalents — Net	3.7%

Semiannual Report	| March 31, 2019	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$974.10	$970.30	$972.50	$975.70	$975.90	$974.10

Expenses Paid During Period	$1.67	$5.35	$3.39	$0.20	$0.01	$1.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.24	$1,019.50	$1,021.49	$1,024.73	$1,024.92	$1,023.49

Expenses Paid During Period	$1.72	$5.49	$3.48	$0.20	$0.01	$1.46

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.34% for Class A, 1.09% for Class C, 0.69% for Class R, 0.04% for Class P, less than 0.005% for Class R6 and 0.29% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

10	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	–3.10%	0.19%	4.57%	6.77%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–8.43%	–5.32%	3.39%	5.94%
AllianzGI Retirement 2035 Fund Class R	–3.30%	–0.20%	4.19%	6.39%
AllianzGI Retirement 2035 Fund Class P	–3.00%	0.43%	4.87%	7.09%
AllianzGI Retirement 2035 Fund Class R6	–2.91%	0.57%	4.99%	7.19%
AllianzGI Retirement 2035 Fund Administrative Class	–3.11%	0.20%	4.60%	6.81%
Morningstar Lifetime Moderate 2035 Index	–0.15%	4.18%	6.33%	10.22%
AllianzGI 2035 Strategic Benchmark	–0.42%	4.69%	5.67%	7.71%
Lipper Mixed-Asset Target 2035 Funds Average	–0.91%	3.06%	5.91%	8.99%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Global Dynamic Allocation	48.4%

AllianzGI Best Styles Global Equity	28.0%

AllianzGI Best Styles U.S. Equity	14.4%

AllianzGI Advanced Core Bond	2.8%

AllianzGI Emerging Markets Small-Cap	1.4%

Cash & Equivalents — Net	5.0%

Semiannual Report	| March 31, 2019	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$969.00	$967.00	$970.00	$970.90	$968.90

Expenses Paid During Period	$2.01	$3.73	$0.54	$0.05	$1.77

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,022.89	$1,021.14	$1,024.38	$1,024.88	$1,023.14

Expenses Paid During Period	$2.07	$3.83	$0.56	$0.05	$1.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.41% for Class A, 0.76% for Class R, 0.11% for Class P, less than 0.01% for Class R6 and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

12	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	–3.68%	–0.21%	4.69%	10.02%	9.07%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–8.97%	–5.70%	3.51%	9.40%	8.47%
AllianzGI Retirement 2040 Fund Class C	–4.04%	–0.95%	3.90%	9.18%	8.24%
AllianzGI Retirement 2040 Fund Class C (adjusted)	–4.93%	–1.87%	3.90%	9.18%	8.24%
AllianzGI Retirement 2040 Fund Class R	–3.86%	–0.59%	4.32%	9.66%	8.72%
AllianzGI Retirement 2040 Fund Class P	–3.59%	0.02%	5.00%	10.33%	9.37%
AllianzGI Retirement 2040 Fund Class R6	–3.49%	0.17%	5.10%	10.43%	9.47%
AllianzGI Retirement 2040 Fund Administrative Class	–3.71%	–0.21%	4.72%	10.06%	9.11%
Morningstar Lifetime Moderate 2040 Index	–0.80%	3.87%	6.51%	12.70%	11.60%
AllianzGI 2040 Strategic Benchmark	–1.00%	4.64%	5.72%	10.57%	9.21%
Lipper Mixed-Asset Target 2040 Funds Average	–1.25%	2.89%	6.06%	11.71%	10.40%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Best Styles Global Equity	45.0%

AllianzGI Global Dynamic Allocation	30.9%

AllianzGI Best Styles U.S. Equity	17.0%

AllianzGI Advanced Core Bond	1.4%

AllianzGI Emerging Markets Small-Cap	1.2%

Cash & Equivalents — Net	4.5%

Semiannual Report	| March 31, 2019	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$963.20	$959.60	$961.40	$964.10	$965.10	$962.90

Expenses Paid During Period	$2.25	$5.91	$3.96	$0.78	$0.29	$2.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,022.64	$1,018.90	$1,020.89	$1,024.13	$1,024.63	$1,022.89

Expenses Paid During Period	$2.32	$6.09	$4.08	$0.81	$0.30	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 1.21% for Class C, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

14	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	–3.98%	–0.48%	4.85%	7.59%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–9.26%	–5.96%	3.67%	6.75%
AllianzGI Retirement 2045 Fund Class R	–4.15%	–0.77%	4.50%	7.22%
AllianzGI Retirement 2045 Fund Class P	–3.83%	–0.14%	5.20%	7.92%
AllianzGI Retirement 2045 Fund Class R6	–3.79%	–0.06%	5.31%	8.03%
AllianzGI Retirement 2045 Fund Administrative Class	–3.90%	–0.39%	4.92%	7.64%
Morningstar Lifetime Moderate 2045 Index	–1.14%	3.59%	6.53%	10.55%
AllianzGI 2045 Strategic Benchmark	–1.30%	4.61%	5.79%	8.64%
Lipper Mixed-Asset Target 2045 Funds Average	–1.57%	2.90%	6.34%	9.60%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Best Styles Global Equity	53.7%

AllianzGI Global Dynamic Allocation	23.0%

AllianzGI Best Styles U.S. Equity	18.6%

AllianzGI Emerging Markets Small-Cap	1.0%

Cash & Equivalents — Net	3.7%

Semiannual Report	| March 31, 2019	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$960.20	$958.50	$961.70	$962.10	$961.00

Expenses Paid During Period	$2.39	$4.10	$0.93	$0.44	$2.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,022.49	$1,020.74	$1,023.98	$1,024.48	$1,022.74

Expenses Paid During Period	$2.47	$4.23	$0.96	$0.45	$2.22

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

16	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	–4.15%	–0.66%	4.79%	10.37%	9.41%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–9.43%	–6.12%	3.61%	9.74%	8.80%
AllianzGI Retirement 2050 Fund Class C	–4.52%	–1.38%	4.01%	9.56%	8.60%
AllianzGI Retirement 2050 Fund Class C (adjusted)	–5.40%	–2.29%	4.01%	9.56%	8.60%
AllianzGI Retirement 2050 Fund Class R	–4.32%	–1.01%	4.41%	10.02%	9.07%
AllianzGI Retirement 2050 Fund Class P	–4.03%	–0.39%	5.11%	10.70%	9.73%
AllianzGI Retirement 2050 Fund Class R6	–3.98%	–0.26%	5.21%	10.79%	9.83%
AllianzGI Retirement 2050 Fund Administrative Class	–4.14%	–0.61%	4.84%	10.44%	9.47%
Morningstar Lifetime Moderate 2050 Index	–1.23%	3.39%	6.46%	12.69%	11.58%
AllianzGI 2050 Strategic Benchmark	–1.45%	4.59%	5.84%	10.75%	9.37%
Lipper Mixed-Asset Target 2050+ Funds Average	–1.59%	2.80%	6.30%	11.93%	10.54%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.06% for Class A shares, 1.81% for Class C shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Best Styles Global Equity	59.7%

AllianzGI Best Styles U.S. Equity	18.6%

AllianzGI Global Dynamic Allocation	17.7%

AllianzGI Emerging Markets Small-Cap	0.9%

Cash & Equivalents — Net	3.1%

Semiannual Report	| March 31, 2019	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$958.50	$954.80	$956.80	$959.70	$960.20	$958.60

Expenses Paid During Period	$2.44	$6.09	$4.15	$0.98	$0.49	$2.20

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,022.44	$1,018.70	$1,020.69	$1,023.93	$1,024.43	$1,022.69

Expenses Paid During Period	$2.52	$6.29	$4.28	$1.01	$0.50	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.85% for Class R, 0.20% for Class P, 0.10% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

18	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	–4.14%	–0.60%	4.76%	7.70%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–9.41%	–6.07%	3.58%	6.87%
AllianzGI Retirement 2055 Fund Class R	–4.29%	–0.90%	4.41%	7.34%
AllianzGI Retirement 2055 Fund Class P	–3.99%	–0.23%	5.09%	8.04%
AllianzGI Retirement 2055 Fund Class R6	–3.96%	–0.21%	5.18%	8.14%
AllianzGI Retirement 2055 Fund Administrative Class	–4.14%	–0.56%	4.81%	7.75%
Morningstar Lifetime Moderate 2055 Index	–1.25%	3.22%	6.38%	10.38%
AllianzGI 2055 Strategic Benchmark	–1.45%	4.59%	5.84%	8.68%
Lipper Mixed-Asset Target 2055+ Funds Average	–1.82%	2.87%	6.46%	9.89%

* Cumulative return

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.06% for Class A shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Best Styles Global Equity	58.3%

AllianzGI Best Styles U.S. Equity	18.5%

AllianzGI Global Dynamic Allocation	17.2%

AllianzGI Emerging Markets Small-Cap	1.0%

Cash & Equivalents — Net	5.0%

Semiannual Report	| March 31, 2019	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$958.60	$957.10	$960.10	$960.40	$958.60

Expenses Paid During Period	$2.49	$4.20	$1.03	$0.54	$2.25

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,022.39	$1,020.64	$1,023.88	$1,024.38	$1,022.64

Expenses Paid During Period	$2.57	$4.33	$1.06	$0.56	$2.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.51% for Class A, 0.86 for Class R, 0.21% for Class P, 0.11% for Class R6 and 0.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

20	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Multi Asset Income Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Multi Asset Income Fund (the “Fund”) returned 1.94%, underperforming the Bloomberg Barclays U.S. Universal Bond Index (the “benchmark”), which returned 4.53%.

Market Overview

The six-month period was a tale of two markets, as the first half was marked by a general pull-back in risk assets and a return of volatility. In particular, the fear of central bank policy error and a slowdown in global growth, against a backdrop of geopolitical uncertainty, led to equity market underperformance. In December 2018, US equities had the worst performance in seven years and nearly every major developed market posted negative returns. Quantitative easing, which the market took to imply tighter financial conditions, falling stock prices, rising long term rates and weaker economic growth, was an important explanation for market conditions during the six-month period.

In the first half of the six-month period, idiosyncratic risks around the world contributed to investors pricing in a weaker growth and policy mix. In the US, the mid-term elections in late November 2018 resulted in Democrats winning the House, which the markets speculated would substantially reduce the chances of further fiscal stimulus for 2019. In Europe, political tensions and social unrest in France and political uncertainty in Italy related to the confrontation between these governments and the European Union over its budget contributed to higher government bond yields and poor equity performance.

In contrast, the second half of the six-month period experienced a rebound in risk assets and lower volatility. Beginning in early January 2019, the US Federal Reserve (the “Fed”) signaled that it would pivot its approach to monetary policy from a hawkish stance at its December 2018 meeting, where it promised more rate hikes by the end of 2020, to a more dovish stance, indicating that rate hikes would remain on hold for the next six months or longer. As a result of the Fed’s new stance and rising optimism over US-China trade negotiations, the selloff of US equities that occurred in December 2018 reversed in January 2019 and retraced about one half of the December drawdown. Global equities rallied and interest rates fell to their lowest levels in more than a year. Despite persisting concerns about global growth prospects, risk assets nonetheless rallied. In February, a stronger than expected fourth quarter gross domestic product in the US helped support a further boost to equities, even as other economic data—especially in Europe—continued to weaken.

Overall, long-dated treasuries were among the best performing asset classes. In equities, emerging markets outperformed developed markets. Among developed markets, equities in the UK outperformed those of Europe and the US despite uncertainties over Brexit.

Portfolio Review

During the fourth quarter of 2018, financial markets were buffeted by fears of a looming trade war, geopolitical tensions and significant slowing global growth. This resulted in not only a significant increase in market volatility across all asset classes and but also a decoupling of traditional market correlations. The Fund’s major detractors were its overweight allocation to US equities, which fell 13.5% for the period, and its positions in energy-related equities, as crude oil fell over 40% for the quarter. Despite this, the portfolio maintained overall equity weightings moderately close to benchmark.

With the turn of the year, the Fund began to make significant gains from diversifying allocations to mortgage real estate investment trusts (REITs), preferred shares, convertible bonds, emerging markets debt as well as from a strong recovery in energy-related equities. Astute management of the fixed income buckets with global allocations to Italian, French and Asian debt, as well as strong duration positioning of the government bond portfolio were significant positive contributors to performance. By the end of the period, normalcy had returned to financial markets as reflected by portfolio volatility and tracking error returning to historical averages.

Outlook

We continue to run a higher-than-normal proportion of our active trades in the fixed income space. We believe there are more opportunities in these markets, given the wide disparity of possible outcomes for the direction and timing of interest rate changes. Our focus remains on maintaining a robust multi-asset portfolio with the objective of delivering a diversified, consistent and high quality stream of income.

Semiannual Report	| March 31, 2019	21

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Multi Asset Income Fund Class A	1.94%	3.71%	3.30%	6.25%	6.21%
AllianzGI Multi Asset Income Fund Class A (adjusted)	–3.67%	–2.00%	2.13%	5.65%	5.62%
AllianzGI Multi Asset Income Fund Class C	1.54%	2.96%	2.52%	5.46%	5.42%
AllianzGI Multi Asset Income Fund Class C (adjusted)	0.55%	1.97%	2.52%	5.46%	5.42%
AllianzGI Multi Asset Income Fund Class R	1.78%	3.39%	2.94%	5.91%	5.87%
AllianzGI Multi Asset Income Fund Class P	2.06%	4.02%	3.61%	6.56%	6.51%
AllianzGI Multi Asset Income Fund Class R6	2.09%	4.09%	3.70%	6.66%	6.61%
AllianzGI Multi Asset Income Fund Administrative Class	1.94%	3.82%	3.14%	6.20%	6.16%
AllianzGI Multi Asset Income Fund Institutional Class	2.09%	4.07%	3.65%	6.60%	6.55%
Bloomberg Barclays U.S. Universal Bond Index	4.53%	4.53%	3.00%	4.36%	4.29%
AllianzGI Multi Asset Income Strategic Benchmark	2.76%	4.70%	3.56%	5.53%	5.29%
MSCI World High Dividend Yield Index	0.73%	5.31%	4.96%	12.16%	10.01%
Lipper Mixed-Asset Target Today Funds Average	1.66%	3.29%	3.32%	6.44%	6.02%

* Cumulative return

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.98% for Class C shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.78% for Institutional Class, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.60% for Institutional Class, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

22	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

PIMCO Income	20.0%

AllianzGI Floating Rate Note	10.6%

AllianzGI Short Duration High Income	10.0%

AllianzGI Emerging Markets Debt	8.9%

iShares iBoxx $ Investment Grade Corporate Bond	6.9%

AllianzGI Preferred Securities & Income	5.5%

AllianzGI Global High Yield	5.4%

PIMCO Senior Floating Rate	4.9%

Other	22.3%

Cash & Equivalents — Net	5.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.40	$1,015.40	$1,017.80	$1,020.60	$1,020.90	$1,020.90	$1,019.40

Expenses Paid During Period	$1.86	$5.63	$3.62	$0.35	$0.10	$0.01	$1.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.09	$1,019.35	$1,021.34	$1,024.58	$1,024.83	$1,024.92	$1,023.44

Expenses Paid During Period	$1.87	$5.64	$3.63	$0.35	$0.10	$0.01	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 1.12% for Class C, 0.72% for Class R, 0.07% for Class P, 0.02% for Institutional Class, less than 0.005% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2019	23

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned -0.70%, underperforming the 60% MSCI ACWI, 40% Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 0.74%.

Market Overview

The six-month period was a tale of two markets, as the first half of the was marked by a general pull-back in risk assets and a return of volatility. In particular, the fear of central bank policy error and a slowdown in global growth, against a backdrop of geopolitical uncertainty, led to equity market underperformance. In December 2018, US equities had the worst performance in seven years and nearly every major developed market posted negative returns. Quantitative easing, which the market took to imply tighter financial conditions, falling stock prices, rising long term rates and weaker economic growth, was an important explanation for market conditions during the six-month period.

In the first half of the six-month period, idiosyncratic risks around the world contributed to investors pricing in a weaker growth and policy mix. In the US, the mid-term elections in late November 2018 resulted in Democrats winning the House, which the markets speculated would substantially reduce the chances of further fiscal stimulus for 2019. In Europe, political tensions and social unrest in France and political uncertainty in Italy related to the confrontation between these governments and the European Union over its budget contributed to higher government bond yields and poor equity performance.

In contrast, the second half of the six-month period experienced a rebound in risk assets and lower volatility. Beginning in early January 2019, the US Federal Reserve (the “Fed”) signaled that it would pivot its approach to monetary policy from a hawkish stance at its December 2018 meeting, where it promised more rate hikes by the end of 2020, to a more dovish stance, indicating that rate hikes would remain on hold for the next six months or longer. As a result of the Fed’s new stance and rising optimism over US-China trade negotiations, the selloff of US equities that occurred in December 2018 reversed in January 2019 and retraced about one half of the December drawdown. Global equities rallied and interest rates fell to their lowest levels in more than a year. Despite persisting concerns about global growth prospects, risk assets nonetheless rallied. In February, a stronger-than-expected fourth quarter gross domestic product in the US helped support a further boost to equities, even as other economic data—especially in Europe—continued to weaken.

Overall, long-dated treasuries were among the best performing asset classes. In equities, emerging markets outperformed developed markets. Among developed markets, equities in the UK outperformed those of Europe and the US despite uncertainties over Brexit.

Portfolio Review

The main contributors to performance for the period were allocations to US Treasury bonds and currencies and, within the opportunistic portion of the portfolio, allocations to emerging market debt and equities. Allocation to equities detracted given the relative underweight to neutral allocations in the second half of the period when global equities rallied. For the most part, selection effects in equities were negative with the exception of emerging Asia. In terms of selection, the main detractor was the Best Styles Global strategy, which was overweight the value factor, and value continued to underperform. This was partially offset by positive selection from the International Growth strategy employed in the Fund during the period. While allocation to US Treasury bonds was slightly positive, allocation to corporate bonds offset this contribution. Selection effects in corporate bonds and asset-backed securities were also modestly positive.

Outlook

Going forward, we believe that the sources of optimism that helped improve sentiment in the second half of the period will likely continue in the near term. At the same time, however, we believe that many of the risks that previously weighed on sentiment may linger in the background: uncertainty surrounding trade negotiation, weakening manufacturing sectors and trade (especially in Europe) Brexit-related uncertainty, a slowing economy in China and in other emerging markets, the potential for delay in structural reforms in light of new governments taking over. We remain cautious in our positioning overall: a roughly neutral exposure to equities with a bias to increase US equities, and a modest overweight to US Treasuries as of the end of March.

24	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	–0.70%	0.10%	3.23%	8.43%	5.44%
AllianzGI Global Allocation Fund Class A (adjusted)	–6.16%	–5.41%	2.06%	7.82%	5.15%
AllianzGI Global Allocation Fund Class C	–1.13%	–0.70%	2.47%	7.63%	4.66%
AllianzGI Global Allocation Fund Class C (adjusted)	–2.07%	–1.65%	2.47%	7.63%	4.66%
AllianzGI Global Allocation Fund Class R	–0.80%	–0.15%	3.06%	8.21%	5.21%
AllianzGI Global Allocation Fund Class P	–0.64%	0.30%	3.51%	8.68%	5.68%
AllianzGI Global Allocation Fund Institutional Class	–0.56%	0.37%	3.47%	8.71%	5.86%
AllianzGI Global Allocation Fund Administrative Class	–0.69%	0.12%	3.28%	8.46%	5.49%
AllianzGI Global Allocation Fund Class R6	–0.59%	0.40%	3.57%	8.82%	5.96%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Index	0.74%	3.59%	5.11%	8.89%	5.75%
MSCI ACWI	–2.13%	2.60%	6.45%	11.98%	5.98%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	3.77%	4.60%
Lipper Alternative Global Macro Funds Average	0.36%	0.99%	1.77%	6.20%	0.07%

* Cumulative return

† The Fund began operations on September 30, 1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.54% for Class A shares, 2.28% for Class C shares, 1.74% for Class R shares, 1.30% for Class P shares, 1.28% for Institutional Class shares, 1.23% for Class R6 shares and 1.48% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.76% for Class C shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.76% for Institutional Class shares, 0.71% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Fund Allocation (as of March 31, 2019)

AllianzGI Best Styles Global Equity	37.6%

AllianzGI Advanced Core Bond	21.1%

AllianzGI Best Styles Global Managed Volatility	11.4%

AllianzGI PerformanceFee Managed Futures Strategy	9.4%

AllianzGI International Growth	5.8%

AllianzGI Emerging Markets Debt	4.8%

iShares MBS	2.5%

iShares iBoxx $ Investment Grade Corporate Bond	1.5%

AllianzGI Emerging Markets Small-Cap	1.5%

Schwab U.S. TIPS	1.0%

Cash & Equivalents — Net	3.4%

Semiannual Report	| March 31, 2019	25

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$993.00	$988.70	$992.00	$993.60	$994.40	$994.10	$993.10

Expenses Paid During Period	$2.93	$6.79	$3.97	$1.79	$1.79	$1.50	$2.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.99	$1,018.10	$1,020.94	$1,023.14	$1,023.14	$1,023.44	$1,022.19

Expenses Paid During Period	$2.97	$6.89	$4.03	$1.82	$1.82	$1.51	$2.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.59% for Class A, 1.37% for Class C, 0.80% for Class R, 0.36% for Class P, 0.36% for Institutional Class, 0.30% for Class R6 and 0.55% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

26	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned -4.26%, underperforming the MSCI ACWI (the “benchmark”), which returned -2.13%

Market Overview

It was a volatile six months for global equities, with a severe setback in the last three months of 2018 followed by a sharp rebound at the start of 2019. A sudden rise in bond yields in early October 2018 provided the catalyst for the sell-off, with concerns over the outlook for global growth, heightened political risks and the ongoing trade tensions between the US and China also weighing on sentiment. While equity markets recovered strongly over the first quarter of 2019, helped by a dovish tone from central banks, many developed markets closed the six-month period lower, although emerging markets performed better, posting moderate gains.

At a sector level, utilities and real estate companies were the standout performers. On balance, information technology companies also gained, despite falling from favor in late 2018. In contrast, energy stocks delivered the weakest returns, undermined by a sharp drop in oil prices over the last three months of 2018. The financials sector was another laggard amid concerns over the impact of lower bond yields on banks’ profit margins.

US economic activity moderated and inflation eased during the six-month period as the fiscal stimulus from tax cuts faded. While the US Federal Reserve (the “Fed”) raised rates as expected in December 2018, only three months later it reversed its previous guidance of further rate increases in 2019. Outside of the US, economic growth slowed as exports were hit by lower trade. Having only ended its bond-buying program in December 2018, the European Central Bank reinstated its policy of offering cheap long-term loans to banks and pledged to hold rates until the end of 2020. Elsewhere, central banks in general sounded more dovish. The People’s Bank of China injected a record amount of liquidity into China’s economy and cut the reserve requirement ratio for banks, with the Chinese authorities announcing further stimulus measures.

The Japanese yen strengthened against all major currencies over the six-month period, benefitting from its status as a safe haven in times of market turbulence. In contrast, the euro was the weakest of the major currencies, undermined by disappointing economic data, heightened political risks and the European Central Bank’s dovish stance. Unsurprisingly, the British pound was perhaps the most volatile major currency as the deadline for Brexit approached without any certainty as to whether the UK will leave the EU with or without a deal. On balance, however, the British pound closed the six-month period with little change against the US dollar.

It was a rollercoaster ride for oil which sold off sharply in the final quarter of 2018 on news that oil-producing nations had pledged to increase production. Brent crude fell from just above $85 per barrel to end the year at just under $55 per barrel. However, oil prices recovered in the first quarter of 2019, rising back to just above $68 per barrel amid worries over the impact of US sanctions on Venezuela and Iran on oil supplies. Meanwhile, gold strengthened, helped by its status as a safe haven in times of market turmoil.

Portfolio Review

The Fund underperformed its benchmark over the six-month period. This was primarily driven by negative selection from our style exposure. Overall, the past six months were very difficult for factor investors across global and regional market indices. The strategy seeks to harvest the risk premiums from the styles: Value, Momentum, Revisions, Growth, and Quality. We hold the allocations to these five styles relatively stable and the Value piece is held in rough equilibrium to the trend following piece (Momentum, Revisions, and Growth). We do this as it is our main source of diversification since the two pieces tend to have a negative correlation to each other.

Over the six-month period, Value and the trend following piece both underperformed and Quality was roughly flat. Therefore our main sources of excess return were negative and we received no tailwind from Quality. In addition, we tend to own many mid- and small-cap stocks as part of our style exposure and these underperformed mega caps, adding an additional headwind to relative performance.

We generally expect styles to go through periods such as this given that they are risk premiums and therefore investors are taking on additional risk to own them relative to the market. Our risk management was quite effective and tracking error was well within expectations despite the challenging environment.

We do not tactically invest in the styles and timing has historically been close to impossible, especially net of transaction costs. That said, Value has been underperforming for an extended period now, since 2010, and we believe that Value is most likely closer to a turning point than not.

Outlook

By the end of the first quarter of 2019, global equities had erased almost all the losses of the preceding three months. However, this recovery has largely been driven by increasingly supportive monetary policy and a softening of the US and China trade-war rhetoric. With economic data and corporate earnings growth resolutely mixed, the pattern of lower and more volatile returns is likely to continue.

In our opinion, growth appears supportive, if softer, for now. While US manufacturing survey data slid to its lowest level since November 2016, its non-manufacturing counterpart beat expectations. Similarly, China’s recent fiscal and monetary policy decisions have pushed its official Purchasing Managers Index (“PMI”) back into growth at 50.5. European data remains bleak by contrast, with euro-zone manufacturing data experiencing its steepest contraction since April 2013.

Political affairs also remain conciliatory. Although a possible resolution to US-China trade talks has been buoying markets for some time, delay is preferable to the alternative. If necessary, Chinese officials have expressed their willingness to continue negotiations as far as June. In Europe, the UK parliament has opted for similar postponement, voting to extend article 50 and avoid a “no deal” departure from the European Union.

Semiannual Report	| March 31, 2019	27

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

At a company level, this has translated to earnings downgrades that were less severe than expected. Combined with the pause in further quantitative tightening, equity valuations have risen sharply, particularly in growth sectors like technology. Cyclical sectors like materials and industrials have also benefitted as the threat of higher debt servicing costs recedes.

In our opinion, economic data, monetary policy and geopolitics remain finely balanced for now. However, March’s yield curve inversion suggests to us longer term confidence is starting to ebb. As a result, we believe that quality characteristics are rising in importance for stocks and portfolios alike. We also believe that a rise in volatility and scrupulous active management should present opportunities to invest in these companies and generate superior returns for clients in the long-term.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	–4.26%	–2.11%	5.52%	5.84%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–9.52%	–7.49%	4.33%	4.72%
AllianzGI Best Styles Global Equity Fund Class C	–4.63%	–2.84%	4.79%	5.10%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	–5.46%	–3.70%	4.79%	5.10%
AllianzGI Best Styles Global Equity Fund Class P	–4.17%	–1.90%	5.74%	6.06%
AllianzGI Best Styles Global Equity Fund Institutional Class	–4.08%	–1.79%	5.85%	6.16%
AllianzGI Best Styles Global Equity Fund Class R6	–4.13%	–1.86%	5.89%	6.21%
MSCI ACWI	–2.13%	2.60%	6.45%	6.69%
Lipper Global Multi-Cap Value Funds Average	–4.35%	–2.41%	3.50%	3.97%

* Cumulative return

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 0.75% for Class A shares, 1.49% for Class C shares, 0.52% for Class P shares, 0.49% for Institutional Class shares and 0.42% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

United States	55.3%

Japan	7.0%

France	4.3%

China	4.1%

United Kingdom	4.1%

Canada	3.8%

Australia	2.3%

Germany	1.9%

Other	16.7%

Cash & Equivalents — Net	0.5%

28	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$957.40	$953.70	$958.30	$959.20	$958.70

Expenses Paid During Period	$3.42	$6.82	$2.44	$1.95	$1.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.44	$1,017.95	$1,022.44	$1,022.94	$1,022.94

Expenses Paid During Period	$3.53	$7.04	$2.52	$2.02	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investent companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2019	29

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned -5.88%, underperforming the MSCI EAFE Index (the “benchmark”), which returned -3.81%.

Market Overview

It was a volatile six months for global equities, with a severe setback in the last three months of 2018 followed by a sharp rebound at the start of 2019. A sudden rise in bond yields in early October 2018 provided the catalyst for the sell-off, with concerns over the outlook for global growth, heightened political risks and the ongoing trade tensions between the US and China also weighing on sentiment. While equity markets recovered strongly over the first quarter of 2019, helped by a dovish tone from central banks, many developed markets closed the six-month period lower, although emerging markets performed better, posting moderate gains.

At a sector level, utilities and real estate companies were the standout performers. On balance, information technology companies also gained, despite falling from favor in late 2018. In contrast, energy stocks delivered the weakest returns, undermined by a sharp drop in oil prices over the last three months of 2018. The financials sector was another laggard amid concerns over the impact of lower bond yields on banks’ profit margins.

US economic activity moderated and inflation eased during the six-month period as the fiscal stimulus from tax cuts faded. While the US Federal Reserve (the “Fed”) raised rates as expected in December 2018, only three months later it reversed its previous guidance of further rate increases in 2019. Outside of the US, economic growth slowed as exports were hit by lower trade. Having only ended its bond-buying program in December 2018, the European Central Bank reinstated its policy of offering cheap long-term loans to banks and pledged to hold rates until the end of 2020. Elsewhere, central banks in general sounded more dovish. The People’s Bank of China injected a record amount of liquidity into China’s economy and cut the reserve requirement ratio for banks, with the Chinese authorities announcing further stimulus measures.

The Japanese yen strengthened against all major currencies over the six-month period, benefitting from its status as a safe haven in times of market turbulence. In contrast, the euro was the weakest of the major currencies, undermined by disappointing economic data, heightened political risks and the European Central Bank’s dovish stance. Unsurprisingly, the British pound was perhaps the most volatile major currency as the deadline for Brexit approached without any certainty as to whether the UK will leave the EU with or without a deal. On balance, however, the British pound closed the six-month period with little change against the US dollar.

It was a rollercoaster ride for oil which sold off sharply in the final quarter of 2018 on news that oil-producing nations had pledged to increase production. Brent crude fell from just above $85 per barrel to end the year at just under $55 per barrel. However, oil prices recovered in the first quarter of 2019, rising back to just above $68 per barrel amid worries over the impact of US sanctions on Venezuela and Iran on oil supplies. Meanwhile, gold strengthened, helped by its status as a safe haven in times of market turmoil.

Portfolio Review

The Fund underperformed its benchmark over the six-month period. This was primarily driven by negative selection from our style exposure. Overall, the past six months were very difficult for factor investors across the global and regional market indices. The strategy seeks to harvest the risk premiums from the styles: Value, Momentum, Revisions, Growth, and Quality. We hold the allocations to these five styles relatively stable and the Value piece is held in rough equilibrium to the trend following piece (Momentum, Revisions, and Growth). We do this as it is our main source of diversification since the two pieces tend to have a negative correlation to each other.

Over the six-month period, Value and the trend following piece both underperformed and Quality was roughly flat. Therefore our main sources of excess return were negative and we received no tailwind from Quality. In addition, we tend to own many mid and small cap stocks as part of our style exposure and these underperformed mega caps, adding an additional headwind to relative performance.

We generally expect styles to go through periods such as this given that they are risk premiums and therefore investors are taking on additional risk to own them relative to the market. Our risk management was quite effective and tracking error was well within expectations despite the challenging environment.

We do not tactically invest in the styles and timing has historically been close to impossible, especially net of transaction costs. That said, Value has been underperforming for an extended period now, since 2010, and we believe that Value is most likely closer to a turning point than not.

Outlook

By the end of the first quarter of 2019, global equities had erased almost all the losses made in the preceding three months. However, this recovery has largely been driven by increasingly supportive monetary policy and a softening of the US and China trade-war rhetoric. With economic data and corporate earnings growth resolutely mixed, the pattern of lower and more volatile returns is likely to continue.

In our opinion, growth appears supportive, if softer, for now. While US manufacturing survey data slid to its lowest level since November 2016, its non-manufacturing counterpart beat expectations. Similarly, China’s recent fiscal and monetary policy decisions have pushed its official Purchasing Managers Index (“PMI”) back into growth at 50.5. European data remains bleak by contrast, with euro-zone manufacturing data experiencing its steepest contraction since April 2013.

Political affairs also remain conciliatory. Although a possible resolution to US-China trade talks has been buoying markets for some time, delay is preferable to the alternative. If necessary, Chinese officials have expressed their willingness to continue negotiations as far as June. In Europe, the UK parliament has opted for similar postponement, voting to extend article 50 and avoid a “no deal” departure from the European Union.

30	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

At a company level, this has translated to earnings downgrades that were less severe than expected. Combined with the pause in further quantitative tightening, equity valuations have risen sharply, particularly in growth sectors like technology. Cyclical sectors like materials and industrials have also benefitted as the threat of higher debt servicing costs recedes.

We believe that economic data, monetary policy and geopolitics remain finely balanced for now. However, March’s yield curve inversion suggests longer term confidence is starting to ebb. As a result, we believe that quality characteristics are rising in importance for stocks and portfolios alike. We believe also that a rise in volatility and scrupulous active management should present opportunities to invest in these companies and generate superior returns for clients in the long-term.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	–5.88%	–8.92%	2.25%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	–11.05%	–13.93%	0.91%
AllianzGI Best Styles International Equity Fund Class C	–6.33%	–9.63%	1.49%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	–7.24%	–10.51%	1.49%
AllianzGI Best Styles International Equity Fund Class P	–5.83%	–8.80%	2.41%
AllianzGI Best Styles International Equity Fund Institutional Class	–5.86%	–8.77%	2.49%
AllianzGI Best Styles International Equity Fund Class R6	–5.76%	–8.67%	2.55%
MSCI EAFE Index	–3.81%	–3.71%	3.59%
Lipper International Multi-Cap Value Funds Average	–6.23%	–8.89%	1.28%

* Cumulative return

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.55% for Class C shares, 1.56% for Class P shares, 1.34% for Institutional Class shares and 1.46% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Class P shares, 0.45% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

Japan	23.8%

United Kingdom	17.0%

France	9.6%

Switzerland	7.7%

Italy	4.9%

Germany	4.8%

Hong Kong	3.7%

Australia	3.5%

Other	23.7%

Cash & Equivalents — Net	1.3%

Semiannual Report	| March 31, 2019	31

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$941.20	$936.70	$941.70	$941.40	$942.40

Expenses Paid During Period	$3.39	$7.00	$2.66	$2.18	$2.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.44	$1,017.70	$1,022.19	$1,022.69	$1,022.69

Expenses Paid During Period	$3.53	$7.29	$2.77	$2.27	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.45% for Class C, 0.55% for Class P, 0.45% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

32	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2019, the Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned -3.47%, underperforming the S&P 500 Index (the “benchmark”), which returned -1.72%.

Market Overview

It was a volatile six months for global equities, with a severe setback in the last three months of 2018 followed by a sharp rebound at the start of 2019. A sudden rise in bond yields in early October 2018 provided the catalyst for the sell-off, with concerns over the outlook for global growth, heightened political risks and the ongoing trade tensions between the US and China also weighing on sentiment. While equity markets recovered strongly over the first quarter of 2019, helped by a dovish tone from central banks, many developed markets closed the six-month period lower, although emerging markets performed better, posting moderate gains.

At a sector level, utilities and real estate companies were the standout performers. On balance, information technology companies also gained, despite falling from favor in late 2018. In contrast, energy stocks delivered the weakest returns, undermined by a sharp drop in oil prices over the last three months of 2018. The financials sector was another laggard amid concerns over the impact of lower bond yields on banks’ profit margins.

US economic activity moderated and inflation eased during the six-month period as the fiscal stimulus from tax cuts faded. While the US Federal Reserve (the “Fed”) raised rates as expected in December 2018, only three months later it reversed its previous guidance of further rate increases in 2019. Outside of the US, economic growth slowed as exports were hit by lower trade. Having only ended its bond-buying program in December 2018, the European Central Bank reinstated its policy of offering cheap long-term loans to banks and pledged to hold rates until the end of 2020. Elsewhere, central banks in general sounded more dovish. The People’s Bank of China injected a record amount of liquidity into China’s economy and cut the reserve requirement ratio for banks, with the Chinese authorities announcing further stimulus measures.

The Japanese yen strengthened against all major currencies over the six-month period, benefitting from its status as a safe haven in times of market turbulence. In contrast, the euro was the weakest of the major currencies, undermined by disappointing economic data, heightened political risks and the European Central Bank’s dovish stance. Unsurprisingly, the British pound was perhaps the most volatile major currency as the deadline for Brexit approached without any certainty as to whether the UK will leave the EU with or without a deal. On balance, however, the British pound closed the six-month period with little change against the US dollar.

It was a rollercoaster ride for oil which sold off sharply in the final quarter of 2018 on news that oil-producing nations had pledged to increase production. Brent crude fell from just above $85 per barrel to end the year at just under $55 per barrel. However, oil prices recovered in the first quarter of 2019, rising back to just above $68 per barrel amid worries over the impact of US sanctions on Venezuela and Iran on oil supplies. Meanwhile, gold strengthened, helped by its status as a safe haven in times of market turmoil.

Portfolio Review

The Fund underperformed its benchmark over the six-month period. This was primarily driven by negative selection from our style exposure. Overall, the past six months were very difficult for factor investors across the global and regional market indices. The strategy seeks to harvest the risk premiums from the styles: Value, Momentum, Revisions, Growth, and Quality. We hold the allocations to these five styles relatively stable and the Value piece is held in rough equilibrium to the trend following piece (Momentum, Revisions, and Growth). We do this as it is our main source of diversification since the two pieces tend to have a negative correlation to each other.

Over the six-month period, Value and the trend following piece both underperformed and Quality was roughly flat. Therefore our main sources of excess return were negative and we received no tailwind from Quality. In addition, we tend to own many mid and small cap stocks as part of our style exposure and these underperformed mega caps, adding an additional headwind to relative performance.

We generally expect styles to go through periods such as this given that they are risk premiums and therefore investors are taking on additional risk to own them relative to the market. Our risk management was quite effective and tracking error was well within expectations despite the challenging environment.

We do not tactically invest in the styles and timing has historically been close to impossible, especially net of transaction costs. That said, Value has been underperforming for an extended period now, really since 2010, and is most likely closer to a turning point than not.

Outlook

By the end of the first quarter of 2019, global equities had erased almost all the losses made in the preceding three months. However, this recovery has largely been driven by increasingly supportive monetary policy and a softening of the US and China trade-war rhetoric. With economic data and corporate earnings growth resolutely mixed, the pattern of lower and more volatile returns is likely to continue.

In our opinion, growth appears supportive, if softer, for now. While US manufacturing survey data slid to its lowest level since November 2016, its non-manufacturing counterpart beat expectations. Similarly, China’s recent fiscal and monetary policy decisions have pushed its official Purchasing Managers Index (“PMI”) back into growth at 50.5. European data remains bleak by contrast, with euro-zone manufacturing data experiencing its steepest contraction since April 2013.

Political affairs also remain conciliatory. Although a possible resolution to US-China trade talks has been buoying markets for some time, delay is preferable to the alternative. If necessary, Chinese officials have expressed their willingness to continue negotiations as far as June. In Europe, the UK parliament has opted for similar postponement, voting to extend article 50 and avoid a “no deal” departure from the European Union.

Semiannual Report	| March 31, 2019	33

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

At a company level, this has translated to earnings downgrades that were less severe than expected. Combined with the pause in further quantitative tightening, equity valuations have risen sharply, particularly in growth sectors like technology. Cyclical sectors like materials and industrials have also benefitted as the threat of higher debt servicing costs recedes.

We believe that economic data, monetary policy and geopolitics remain finely balanced for now. However, March’s yield curve inversion suggests to us longer term confidence is starting to ebb. As a result, we believe that quality characteristics are rising in importance for stocks and portfolios alike. We believe also that a rise in volatility and scrupulous active management should present opportunities to invest in these companies and generate superior returns for clients in the long-term.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	–3.47%	6.57%	8.63%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	–8.77%	0.71%	7.22%
AllianzGI Best Styles U.S. Equity Fund Class C	–3.78%	5.87%	7.85%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	–4.53%	5.04%	7.85%
AllianzGI Best Styles U.S. Equity Fund Class P	–3.36%	6.75%	8.79%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	–3.36%	6.82%	8.87%
AllianzGI Best Styles U.S. Equity Fund R6	–3.36%	6.82%	8.96%
S&P 500 Index	–1.72%	9.50%	9.98%
Lipper Multi-Cap Core Funds Average	–3.23%	5.01%	7.09%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 0.76% for Class A shares, 1.53% for Class C shares, 0.56% for Class P shares, 0.51% for Institutional Class shares and 0.50% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Industry Allocation (as of March 31, 2019)

Software	7.0%

Health Care Providers & Services	5.5%

Technology Hardware, Storage & Peripherals	5.3%

Pharmaceuticals	4.8%

Banks	4.5%

IT Services	4.2%

Semiconductors & Semiconductor Equipment	3.9%

Interactive Media & Services	3.8%

Other	60.4%

Cash & Equivalents — Net	0.6%

34	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$965.30	$962.20	$966.40	$966.40	$966.40

Expenses Paid During Period	$3.18	$6.85	$2.45	$2.35	$1.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.69	$1,017.95	$1,022.44	$1,022.54	$1,022.94

Expenses Paid During Period	$3.28	$7.04	$2.52	$2.42	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.40% for Class C, 0.50% for Class P, 0.48% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2019	35

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned 0.16%, outperforming the ICE BofA Merrill Lynch All Convertibles Index (the “benchmark”), which returned -0.01%.

Market Overview

After a challenging finish to 2018, convertible bonds started 2019 on strong footing and finished unchanged for the six-month period.

In the fourth quarter of 2018 investors lost confidence in the staying power of earnings and the stability of the economy, fearing that trade wars and the US Federal Reserve’s (the “Fed’s”) path would lessen their durability. Despite asset class weakness over the three month period, there was no change in overall fundamentals to substantiate the market’s sharp selloff.

In the first quarter of 2019 investor confidence rebounded. Aside from optimism around a possible US-China trade agreement, factors that influenced sentiment included the Fed, corporate earnings and economic data.

The market reacted positively to Jerome Powell’s dovish remarks at an economic conference in January, noting that the Fed is prepared to shift its policy stance if necessary. Then, in March, the Fed communicated reduced projections for rate hikes in 2019 from two to zero and an end to balance sheet reductions by September. The market reaction to the Fed’s March communication was swift. The 10-year US Treasury yield dropped and triggered a short-lived yield curve inversion (3-month/10-year). Overseas, other central banks also announced dovish actions.

Fourth quarter financial results were better-than-expected for most convertible issuers. Further, fourth quarter earnings growth for the S&P 500 Index was impressive, rising more than 16% on a year-over-year basis, according to Refinitiv, a financial markets data provider. Additionally, net leverage remained low and interest coverage remained elevated, validating a continuation of a positive credit cycle.

Economic data was balanced in the first quarter. The labor market remained strong with signs of rising incomes and low unemployment, while consumer confidence and small business optimism retreated. Ongoing growth provided a supportive backdrop for risk assets.

Portfolio Review

The Fund rebounded with the market in the first quarter of 2019 and outperformed the benchmark return over the trailing six-month reporting period.

Relative attribution for the period included several positive single-name performers from a variety of industries. The majority of the portfolio’s issuers exceeded earnings expectations, which contributed to absolute performance during the reporting period.

Sector allocations that helped relative performance during the period included technology, industrials and media. Relative outperformance in the abovementioned sectors was primarily driven by positive credit selection.

Sector allocations that hurt relative performance during the period included energy, financials and utilities. In energy, the benefit of a sector underweight was offset by relative underperformance. Sector underweights in financials and utilities primarily detracted from performance.

Outlook

We believe the US economy and corporate earnings will deliver solid growth in 2019. While some cyclical areas have exhibited weakness, the market overall remains healthy and is not signaling an economic downturn.

In our view, US economic activity should slow from above-trend growth in 2018 to a moderate pace in 2019. Despite some headwinds, the residual impacts of the U.S. federal government’s tax cuts, ongoing deregulation efforts and the potential for an infrastructure spending bill support a continuation of economic growth.

36	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	0.16%	10.26%	6.85%	12.22%	10.00%
AllianzGI Convertible Fund Class A (adjusted)	–5.34%	4.20%	5.65%	11.59%	9.76%
AllianzGI Convertible Fund Class C	–0.16%	9.43%	6.08%	11.41%	9.19%
AllianzGI Convertible Fund Class C (adjusted)	–1.02%	8.49%	6.08%	11.41%	9.19%
AllianzGI Convertible Fund Class R	0.12%	10.20%	6.53%	11.87%	9.70%
AllianzGI Convertible Fund Class P	0.31%	10.52%	7.13%	12.48%	10.25%
AllianzGI Convertible Fund Institutional Class	0.37%	10.59%	7.19%	12.57%	10.35%
AllianzGI Convertible Fund Administrative Class	0.19%	10.30%	6.95%	12.29%	10.03%
ICE BofA Merrill Lynch All Convertibles Index	–0.01%	7.84%	7.13%	13.00%	8.31%
Lipper Convertible Securities Funds Average	0.01%	6.34%	5.84%	11.13%	6.72%

* Cumulative return

† The Fund began operations on April 19, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s expense ratios are 0.96% for Class A shares, 1.73% for Class C shares, 1.17% for Class R shares, 0.74% for Class P shares, 0.71% for Institutional Class shares and 0.93% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Industry Allocation (as of
March 31, 2019)

Software	15.1%

Semiconductors	9.4%

Internet	9.4%

Healthcare-Products	6.2%

Biotechnology	5.9%

Banks	5.2%

Media	4.4%

Electric Utilities	4.3%

Other	35.4%

Cash & Equivalents — Net	4.7%

S&P Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Semiannual Report	| March 31, 2019	37

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,001.60	$998.40	$1,001.20	$1,003.10	$1,003.70	$1,001.90

Expenses Paid During Period	$5.04	$8.62	$5.89	$3.70	$3.55	$4.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.90	$1,016.31	$1,019.05	$1,021.24	$1,021.39	$1,020.24

Expenses Paid During Period	$5.09	$8.70	$5.94	$3.73	$3.58	$4.73

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.01% for Class A, 1.73% for Class C, 1.18% for Class R, 0.74% for Class P, 0.71% for Institutional Class and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

38	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Core Bond Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Bond Fund (the “Fund”) returned 5.07%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned 4.63%.

Market Overview

The six-month period was characterized by a sharp decline in interest rates, along with significant spread volatility in risk assets. Ultimately, rates declined by 40 to 70 basis points during the period, driven by dovish comments in the first quarter of 2019 by the Federal Reserve Open Market Committee (the “FOMC”) reversing their prior commitment to raise the federal funds target rate for the coming year.

Portfolio Review

The Fund’s healthy relative performance was driven by security selection within the credit allocation and the Fund’s underweight to investment grade corporates. Investment grade bonds were wider by 13 basis points at the end of the period, but were substantially wider at the end of 2018. Within the period, the team cut the Fund’s underweight position in half by adding to subordinated financial and industrial bonds, both of which subsequently outperformed the market during the remainder of the period.

The Fund’s performance in securitized assets was more muted. The overweight in AAA-rated asset-backed securities (“ABS”) was positive as spreads tightened, while the underweight to commercial mortgage-backed securities (“CMBS”), albeit slight, reduced performance as CMBS spreads tightened. The overweight in the mortgage-backed securities sector added additional carry, but spreads only changed marginally. Collateralized loan obligation (“CLO”) performance was similarly mixed as carry was positive, but twin headwinds of less floating-rate demand and heavy supply kept spreads steady.

Outlook

We will continue to remain up-in-quality on a relative basis for the foreseeable future. Ultimately, we believe that the fundamental backdrop has changed little; current economic growth and employment in the US remain robust, offset by slower global growth (particularly in Germany). We believe US gross domestic product growth will remain positive, but argue that valuations are stretched too thin. Many companies given healthy earnings reports decided to lever-up to return capital to shareholders, or engage in large scale merger and acquisition transactions. Given that we are approaching what we believe to be the latter stages of the current business cycle, we view this behavior as especially risky and short sighted. We believe the risks in the corporate bond sector currently outweigh the potential rewards.

We are therefore positioned accordingly with underweights in both investment grade credit and CMBS. Within our corporate holdings, positioning at the security level remains relatively defensive. We are overweight positions to securities with strong or improving credit fundamentals, like the banking and pipeline sectors, or to those with resilient business models mostly immune to economic cycles, like utilities, defense contractors, and select healthcare companies. Conversely, we are avoiding investments in more cyclically sensitive industries such as automotive manufacturers, retailers, restaurants, home builders, and basic materials. We believe this defensive positioning will serve us well in the coming quarters and will allow us to act aggressively when the credit markets present more attractive investment opportunities.

As for securitized assets, we remain overweight high quality ABS and government-guaranteed Small Business Administration securities, as consumers overall continue to benefit from employment growth, rising wages, low inflation, and lower rates. That said, we do have concerns about some segments of the consumer market, as lending requirements have eased and high valuations in many assets have encouraged an expansion in debt. As such, our focus has been in prime consumer or well-established commercial ABS segments. Our overweight in agency mortgage-backed securities continues to add positive carry, but prepayments may be problematic if the market rates rally further. Finally, while we view CLOs as subject to many of the late cycle behaviors that have led to our underweight in investment grade corporates, we also see value in the senior tranches of CLOs which have substantial credit protection, but have lagged the recovery experienced in ABS, CMBS, and corporates securities year-to-date due to unfavorable supply and demand technicals.

Cumulative Total Return for the period ended March 31, 2019

	6 Month	Since Inception†
AllianzGI Core Bond Fund Institutional Class	5.07%	5.21%
AllianzGI Core Bond Fund Class P	5.01%	5.13%
AllianzGI Core Bond Fund Class R6	5.05%	5.21%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.61%
Lipper Core Bond Funds Average	4.12%	4.09%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.28% for Institutional Class shares, 1.28% for Class P shares and 1.31% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.25% for Institutional Class shares, 0.30% for Class P shares and 0.20% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Semiannual Report	| March 31, 2019	39

Unaudited

AllianzGI Core Bond Fund (cont’d)

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

U.S. Government Agency Securities	37.0%

U.S. Treasury Obligations	23.5%

Asset-Backed Securities	22.1%

Corporate Bonds and Notes	16.2%

Cash & Equivalents — Net	1.2%

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,050.10	$1,050.70	$1,050.50

Expenses Paid During Period	$1.53	$1.28	$1.02

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.44	$1,023.68	$1,023.93

Expenses Paid During Period	$1.51	$1.26	$1.01

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class P, 0.25% for Institutional Class and 0.20% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

40	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Core Plus Bond Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Plus Bond Fund (the “Fund”) returned 4.77%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned 4.63%.

Market Overview

The six-month period was characterized by a sharp decline in interest rates, along with significant spread volatility in risk assets. Ultimately, rates declined by 40 to 70 basis points during the period driven by dovish comments in the first quarter of 2019 by the Federal Reserve Open Market Committee (the “FOMC”) reversing their prior commitment to raise the federal funds target rate for the coming year.

Portfolio Review

The Fund’s relative performance was driven by security selection within the credit allocation and the Fund’s defensive positioning to investment grade corporates and an underweight to the high yield sector. Investment grade and high yield bonds widened by 13 and 75 basis points, respectively compared to the spread levels that prevailed at the end of 2018 which were 40 and 210 basis points wider.

The Fund’s performance in securitized assets was more muted. The overweight in AAA-rated asset-backed securities (“ABS”) was positive as spreads tightened, while the underweight to commercial mortgage-backed securities (“CMBS”), albeit slight, reduced performance as CMBS spreads tightened. The overweight in the mortgage-backed securities (“MBS”) sector added carry, but spreads only changed marginally. Collateralized loan obligation (“CLO”) performance was similarly mixed as carry was positive, but twin headwinds of less floating-rate demand and heavy supply kept spreads steady.

Outlook

We will continue to remain up-in-quality on a relative basis for the foreseeable future. Ultimately, we believe that the fundamental backdrop has changed little; current economic growth and employment in the US remain robust, offset by slower global growth (particularly in Germany). We believe US gross domestic product growth will remain positive, but argue that valuations are stretched too thin. Many companies given healthy earnings reports decided to lever-up to return capital to shareholders, or engage in large scale merger and acquisition transactions. Given that we are approaching what we believe to be the latter stages of the current business cycle, we view this behavior as especially risky and short sighted. We believe the risks in the corporate bond sector currently outweigh the potential rewards.

We are therefore positioned accordingly with underweights in both investment grade credit and CMBS. Within our corporate holdings, positioning at the security level remains relatively defensive. We are overweight positions to securities with strong or improving credit fundamentals, like the banking and pipeline sectors, or to those with resilient business models mostly immune to economic cycles, like utilities, defense contractors, and select healthcare companies. Conversely, we are avoiding investments in more cyclically sensitive industries such as automotive manufacturers, retailers, restaurants, home builders, and basic materials. We believe this defensive positioning will serve us well in the coming quarters and will allow us to act aggressively when the credit markets present more attractive investment opportunities.

As for securitized assets, we remain overweight high quality ABS and government-guaranteed Small Business Administration securities as consumers overall continue to benefit from employment growth, rising wages, low inflation, and lower rates. That said, we do have concerns about some segments of the consumer market, as lending requirements have eased and high valuations in many assets have encouraged an expansion in debt. As such, our focus has been in prime consumer or well-established commercial ABS segments. Our overweight in agency mortgage-backed securities continues to add positive carry, but prepayments may be problematic if the market rates rally further. Finally, while we view CLOs as subject to many of the late cycle behaviors that have led to our underweight in investment grade corporates, we also see value in the senior tranches of CLOs which have substantial credit protection, but have lagged the recovery experienced in ABS, CMBS, and corporates securities year-to-date due to unfavorable supply and demand technicals.

Cumulative Total Return for the period ended March 31, 2019

	6 Month	Since Inception†
AllianzGI Core Plus Bond Fund Institutional Class	4.77%	4.98%
AllianzGI Core Plus Bond Fund Class P	4.72%	4.91%
AllianzGI Core Plus Bond Fund Class R6	4.83%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.61%
Lipper Core Plus Bond Funds Average	4.15%	4.32%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 0.82% for Institutional Class shares, 0.82% for Class P shares and 0.82% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.30% for Institutional Class shares, 0.35% for Class P shares and 0.25% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Semiannual Report	| March 31, 2019	41

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

U.S. Government Agency Securities	37.7%

Corporate Bonds & Notes	27.9%

U.S. Treasury Obligations	16.8%

Asset-Backed Securities	16.3%

Cash & Equivalents — Net	1.3%

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,047.20	$1,047.70	$1,048.30

Expenses Paid During Period	$1.79	$1.53	$1.28

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.19	$1,023.44	$1,023.68

Expenses Paid During Period	$1.77	$1.51	$1.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class P, 0.30% for Institutional Class and 0.25% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

42	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -0.25%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 1.71%.

Market Overview

Emerging market equities were modestly positive during the reporting period, thanks to a rebound in sentiment to begin 2019. Initially, the asset class fell victim to concerns of slowing global earnings growth and a moderation in investor sentiment. A sudden rise in bond yields at the start of October was a catalyst for the broad-based sell off. After positive results in November, equities again declined in December of 2018 amid weak economic data in Europe and Japan, which prompted fears over the impact of higher tariffs and the outlook for global growth. Emerging markets equities broadly advanced in January, February and March of 2019 as investor sentiment rapidly improved following headwinds at the end of 2018. Earnings growth estimates pointed to expansion in each of the three upcoming calendar year periods and the asset class was buoyed by expectations that central banks would slow the pace of rate hikes. In addition, the market remained hopeful for an eventual trade resolution between the US and China, which had been an overhang for the asset class for the past year.

Benchmark sector performance was mostly higher, with eight out of 11 sectors posting positive results. Real estate was the top performer with a 17.3% return due in part to expectations of slowing rate hikes, followed by high single-digit advances in utilities and financials. Conversely, health care was the largest laggard for the benchmark, posting a 13.1% decline, followed by more modest underperformance in information technology and materials sectors.

Country results were mixed, with 14 out of 24 countries posting gains. Brazil led results to the upside with a 22.9% gain due to optimism over the reform agenda of newly-elected President Jair Bolsanaro. Indonesia, the Philippines and Hungary each posted low double-digit returns during the reporting period due to the favorable economic backdrop. Meanwhile, Pakistan, the smallest weight in the benchmark, was down 15.5% due to macroeconomic headwinds, while Mexico declined 14.2% due to uncertainty over new government policies following the election of president Andrés Manuel López Obrador. South Korea, Taiwan and Malaysia each posted mid-single-digit losses during the reporting period.

Portfolio Review

The Fund is strategically focused on local emerging markets consumption while avoiding hard-asset and export-oriented stocks which do not capture secular growth of the rising middle class. The Fund trailed the benchmark due primarily to asset allocation decisions through the focus on consumer-related segments of the benchmark, which generally trailed their non-consumer counterparts during the reporting period.

Information technology was the largest contributor during the six-month period, thanks to bottom-up stock selection. The exclusion of the materials sector and selections within consumer staples also contributed to results. Meanwhile, financials was the biggest headwind to results due to the outperformance of state-owned enterprise related financials which outperformed their consumer-related counterparts. Stock picking in communications services and the focus on airlines within the industrials sector also offset results. Country results were aided by strong stock selection in China, followed by results in South Korea and India. Conversely, a relative underweight to Brazil offset results, as did bottom-up selections in Turkey and Russia.

Outlook

Emerging markets equities have garnered attention as investors look for bargains in a bull market which is a now a decade old. Over the 10 year period, emerging market equities have trailed developed markets equities on a cumulative basis by 96%. The expectations of low single-digit earnings growth, attractive valuations as measured by price-to-earnings and price-to-book ratios relative to history, alongside improving sentiment and moderating currency headwinds are among the key factors driving recent performance. Market participants are also focused on the likelihood of an eventual trade and tariff resolution between the US and China, which could help further fuel growth expectations. We continue to believe that emerging markets equities have the potential to outperform developed markets on a relative basis in light of the attractive valuation and growth mix, regardless of the upcoming direction of the market. Furthermore, we witnessed a turnaround in emerging markets consumer-related performance in February and March of 2019, which could signal improved momentum in the segment. Over the long-term, our belief in the secular consumer-related growth and benefits from rising wages, favorable demographics and an expanding middle class remains intact.

Semiannual Report	| March 31, 2019	43

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–0.25%	–14.27%	–0.27%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–5.73%	–18.98%	–1.57%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–0.09%	–13.93%	0.09%
MSCI Emerging Markets Index	1.71%	–7.41%	4.03%
Lipper Emerging Markets Funds Average	2.23%	–9.32%	2.31%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.78% for Class A shares and 1.37% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

China	37.0%

United States	9.5%

Taiwan	8.0%

India	7.7%

Korea (Republic of)	6.8%

Brazil	6.0%

Thailand	4.6%

Hong Kong	4.1%

Other	14.3%

Cash & Equivalents — Net	2.0%

44	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$997.50	$999.10

Expenses Paid During Period	$7.72	$5.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,017.20	$1,018.95

Expenses Paid During Period	$7.80	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2019	45

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned 5.02%, underperforming the JPM EMBI Global Diversified USD (the “benchmark”), which returned 5.61%.

Market overview

Emerging market assets found some stability early in the last quarter of 2018, following sustained pressure through the second and third quarters of 2018. Sentiment was buoyed by a dovish turn from the US Federal Reserve (the “Fed”), indicating that future rate hikes may be delayed. There were also signs of some de-escalation in trade war risks after China and the US agreed to a temporary truce at the G20 meeting, an international forum for the governments and central bank governors from 19 countries and the European Union. However, overall support for emerging markets assets was limited by concerns about the global growth backdrop, persistent US dollar (“USD”) strength and a plunge in Brent crude oil prices.

The EMBI-GD sovereign index declined by -1.3% in USD total returns over the fourth quarter of 2018, with spreads widening 79 basis points. Oil-exporting economies (particularly in the Middle East and Africa) were hardest hit. However, in 2019, emerging markets assets made a strong start to the year, as coupled with the dovish turns by global central banks, we also saw more aggressive monetary policy stimulus action from the People’s Bank of China, fueling appetite for riskier assets. Emerging markets hard currency debt rose by almost 7% in USD total returns in the first quarter of 2019, supported by further strong inflows into the asset class, leading to a narrowing in spreads by 63 basis points. High yield credits outperformed investment grade, and idiosyncratic stories led to outperformance in the Middle East and Africa, but credits were also buoyed by the recovery in oil and other commodity prices.

The positive country-specific stories across Africa were mainly rating related. Egypt was upgraded by Fitch to B+ on the back of improving credit fundamentals as the sovereign continues through its International Monetary Fund (IMF) restructuring program. In South Africa, Moody’s decided to defer the long awaited review of its Baa3 rating, where 50% of the market had anticipated a downgrade in the outlook. The lack of negative action prompted a relief rally in South African assets. Positive support for Middle East oil exporters such as Saudi Arabia, Kuwait and Qatar came from a combination of rising oil prices and several well-telegraphed new bond issues from the region that were heavily oversubscribed and easily absorbed by the market, amidst a rising tide backdrop for the asset class.

The period was not without its share of negative idiosyncratic events, including fears of further economic vulnerability in Turkey as locals dollarized deposits, in turn testing the resilience of Turkish lira. Meanwhile in Latin America, spiraling inflation data in Argentina kept the central bank in a defensive mode – dampening market sentiment. Ratings for Pemex (Mexican State-Owned Petroleum Company) were downgraded over debt sustainability concerns – whilst the sovereign seemed more willing to offer support as the quarter unfolded, it is clear that the large refinancing needs of Pemex are casting a long shadow over Mexican assets. Positively, in Latin America, the reformist-minded President Bolsonaro of Brazil is continuing to push on with much needed adjustments to the pension system, and in Ecuador the IMF announced a $4.5bn program of rescue financing (with additional multi-lateral support lined up to total $10bn of new credit), leading to outperformance of the hard currency bonds.

Portfolio review

At the start of the period, the Fund was positioned overweight the Central and Eastern Europe region (including allocations to Hungary, Poland & Russia) which benefitted performance as gross domestic product numbers from across most of the region showed faster than expected growth.

We had been selective in our Latin-American exposure given the diverging political trends in the region. Mexican assets suffered at the end of 2018 as President Andrés Manuel López Obrador announced he would cancel the construction of the new Mexico City airport. A subsequent buyback offer of airport bonds late in the year help stabilize sentiment. However, Mexican assets underperformed and we held a high conviction underweight to Mexico in the Fund, on the expectation of political disruption to sovereign credit fundamentals. Relative underperformance late in 2018 was mainly attributable to exposures that the Fund held in oil-exporting African & Middle East names, was responded poorly to the dip in oil prices. In addition, a modest overweight in overall market risk detracted from returns, as the sentiment of emerging markets risk was choppy into year-end.

However, we started 2019 with a positive outlook for emerging markets sovereign bonds, reflected in the Fund by retaining a headline overweight beta position, though still with a sharp focus on individual country selection given the range of idiosyncratic risks on our radar. The decision to be overweight risk was well-rewarded given the strong backdrop for the asset class. The rapid pace of the recovery through the first quarter of 2019 had led us to be mindful to trim overall risk from mid-February onwards. With March being softer for emerging market spreads the timing of the tactical risk reduction was positive. Profits were crystallized on positions across Central & Eastern Europe, Middle East and Africa, especially where year-to-date returns had been particularly strong, including Ivory Coast, Kenya, Saudi Arabia and Uzbekistan, where we had opportunistically participated in the country’s inaugural new issue in February. The Fund’s remaining exposures in Middle East oil-exporting names (Kuwait, Qatar) continued to positively contribute to returns through the first quarter of 2019, with another leg higher in oil prices providing a tailwind for the region. In Africa, the Fund’s exposure to Egypt was a positive, as bonds responded well to a sovereign rating upgrade from Fitch, to B+.

One of the Fund’s largest contributors to outperformance in the first quarter was from Latin American exposures – our high conviction overweight in Ecuador was well-rewarded subsequent to the IMF program agreement.

Outlook

In our opinion, the global macro backdrop for emerging markets assets remains relatively positive; although we are now considering some symmetry to the path of the US dollar this year – as slowing growth dynamics in the rest of the world may prevent the dollar from weakening substantially. Dollar strength is typically an external headwind for emerging markets assets, but at this juncture we remain convinced that emerging market sovereign bonds are set to perform well this year. We note that inflows into emerging markets assets have been persistent in the first quarter of 2019, totaling over $20bn and providing a decent tailwind of support.

46	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

We believe that the much talked-about asset class risks from a slowdown in Chinese growth may also be waning, with the recent National People’s Congress event in China showing that policymakers are targeting a stabilization of growth this year, with fiscal policy set to do the heavy lifting. We believe that recent credit growth data already hints at some stabilization in activity for the coming months. In our opinion, the macro backdrop for the second half of 2019 may prove to be more resilient than we have seen in recent months.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	5.02%	–0.83%	2.88%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	1.08%	–4.55%	2.02%
AllianzGI Emerging Markets Debt Fund Class C	4.53%	–1.58%	2.11%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	3.53%	–2.54%	2.11%
AllianzGI Emerging Markets Debt Fund Class P	5.12%	–0.59%	3.05%
AllianzGI Emerging Markets Debt Fund Institutional Class	5.15%	–0.48%	3.15%
JPM EMBI Global Diversified USD	5.61%	4.21%	4.94%
40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI Global EM Diversified Index	5.33%	1.96%	3.63%
Lipper Emerging Market Hard Currency Debt Funds Average	4.75%	0.31%	2.90%

* Cumulative return

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.75% for Class A shares, 2.53% for Class C shares, and 1.54% for Class P shares and 1.47% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares,1.80% for Class C shares, 0.90% for Class P shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

Columbia	4.5%

Qatar	4.2%

Indonesia	4.0%

Egypt	3.9%

Kazakhstan	3.8%

Brazil	3.7%

Panama	3.4%

Peru	3.3%

Other	59.4%

Cash & Equivalents — Net	9.8%

Semiannual Report	| March 31, 2019	47

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Moody’s Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

48	March 31, 2019 |	Semiannual Report

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,050.20	$1,045.30	$1,051.20	$1,051.50

Expenses Paid During Period	$5.37	$9.18	$4.60	$4.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.70	$1,015.96	$1,020.44	$1,020.94

Expenses Paid During Period	$5.29	$9.05	$4.53	$4.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class C, 0.90% for Class P and 0.80% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 3.02%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned 0.03%.

Market Overview

Emerging markets small-caps were essentially flat during the reporting period, as headwinds in the final quarter of 2018 were offset by a rebound in sentiment to begin 2019. Initially, the asset class fell victim to concerns of slowing global earnings growth and a moderation in investor sentiment. A sudden rise in bond yields at the start of October 2018 was a catalyst for the broad-based sell off. After positive results in November 2018, equities again declined in December 2018 amid weak economic data in Europe and Japan, which prompted fears over the impact of higher tariffs and the outlook for global growth. Emerging markets equities broadly advanced in January, February and March of 2019 as investor sentiment rapidly improved following headwinds at the end of 2018. The markets generally interpreted earnings growth estimates to point to expansion in each of the three upcoming calendar year periods and the asset class was buoyed by expectations that central banks would slow the pace of rate hikes. In addition, the market remained hopeful for an eventual trade resolution between the US and China, which had been an overhang for the asset class for the past year.

Benchmark sector performance was mixed, with six out of 11 sectors posting positive results. Utilities led results to the upside, posting an 11.6% return, followed by more modest gains in consumer discretionary and real estate sectors. Meanwhile, energy and health care sectors were each lower by 9.5% for the period.

Country results for the benchmark were split down the middle, with 12 out of 24 countries posting gains. Brazil led results to the upside with a 31.7% gain due to optimism over the reform agenda of newly-elected President Jair Bolsanaro. The Philippines, India and the Czech Republic each posted low double-digit returns during the reporting period due to the favorable economic backdrop. Meanwhile, Peru was down 20% as a result of idiosyncratic impacts and Pakistan was lower by 17.1% due to macroeconomic headwinds. The United Arab Emirates, Mexico, Thailand and South Korea each posted low double-digit losses during the reporting period.

Portfolio Review

During the reporting period, the Fund outpaced the benchmark thanks to strong bottom-up stock selection on both a country and sector basis.

Information technology was the top performer thanks to stockpicking in the semiconductor industry, followed by positive selections in health care, consumer discretionary and financials sectors. Meanwhile, more conservative stock selection in utilities and materials offset results during the reporting period. From a country perspective, South Korea was a significant contributor to results due to strong bottom-up stock selection. Selections in Taiwan and Russia aided results as did an underweight allocation to Mexico. Conversely, stockpicking in Brazil, India and China trailed the benchmark during the reporting period.

Outlook

Emerging markets equities have garnered attention as investors are looking for bargains in a bull market which is a now a decade old. Over the 10 year period, emerging markets equities have trailed developed market equities on a cumulative basis by 96%. The expectations of low single-digit earnings growth, attractive valuations as measured by price-to-earnings and price-to-book ratios relative to history, alongside improving sentiment and moderating currency headwinds are among the key factors driving recent performance. Market participants are also focused on the likelihood of an eventual trade and tariff resolution between the US and China, which could help further fuel growth expectations. We continue to believe that emerging markets equities have the potential to outperform developed markets on a relative basis in light of the attractive valuation and growth mix, regardless of the upcoming direction of the market. Furthermore, we witnessed a turnaround in emerging markets consumer-related performance in February and March of 2019, which could signal improved momentum in the segment. Over the long-term, our belief in the secular consumer-related growth and benefits from rising wages, favorable demographics and an expanding middle class remains intact.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	3.02%	–6.80%	5.20%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	–2.64%	–11.92%	3.83%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	3.23%	–6.49%	5.57%
MSCI Emerging Markets Small-Cap Index	0.03%	–12.42%	2.28%
Lipper Emerging Markets Funds Average	2.23%	–9.32%	2.31%

* Cumulative return

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 3.71% for Class A shares and 3.05% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Semiannual Report	| March 31, 2019	49

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019 )

Taiwan	20.7%

Korea (Republic of)	16.3%

India	13.5%

Brazil	11.9%

China	8.5%

Thailand	4.8%

South Africa	4.7%

Russian Federation	4.4%

Other	14.6%

Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,030.20	$1,032.30

Expenses Paid During Period	$9.36	$7.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,015.71	$1,017.45

Expenses Paid During Period	$9.30	$7.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

50	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)*

For the period of October 1, 2018 through March 31, 2019, as provided by Malie Conway and Jonathan Yip, CFA, Co-Lead Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Floating Rate Note Fund (the “Fund”) returned 1.11%, underperforming the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 1.16%.

Market Overview

The first quarter of 2019 was a strong quarter for the global bond markets as fears about the global growth outlook resulted in increasingly dovish rhetoric from central banks globally. US Federal Reserve (the “Fed”) Chairman Jerome Powell set the stage at the beginning of the year by signaling that the Fed was becoming more data dependent on its policy stance. In March of 2019, the Fed lowered its medium term rate path, signaling no further rate hikes in 2019 and only one hike in 2020, whilst also announcing an end to its balance sheet normalization program before year-end. Elsewhere, the slowdown in euro area growth saw the European Central Bank also signaling a more dovish policy stance, while the Chinese central bank introduced further monetary easing measures to stem the downside risks to the Chinese economy. The 3-month-10-year US Treasury curve briefly inverted for the first time since 2007, as 10-year US Treasury yields fell to 2.41%—their lowest levels since end-2017. German yields went into negative territory up to the 10-year part of the curve, with 10-year bond yields closing at -7 basis points to end the quarter.

Global investment grade credit staged a strong comeback in the first quarter of 2019 as credit spreads tightened by 26 basis points to 115 basis points offsetting most of the underperformance of fourth quarter 2018. By currency of issue, the US dollar (“USD”) outperformed the euro (“EUR”) and the great biritsh pound (GBP) after lagging in the previous quarter as Fed actions supported the market. While spreads tightened across all sectors, industrials outperformed with cyclical sectors such as US homebuilders and energy leading the gains. Financials generated strong returns despite the fall in government yields and flattening of the yield curve given robust capital ratios and healthy asset quality metrics.

Portfolio Overview

Since February 1, 2019, when the Fund changed its name and investment objective, the Fund returned 0.74% in USD terms on a net of fee basis, with credit spread compression driving positive excess returns across our sector allocations. USD denominated issues represented the bulk of the holdings (approximately 80%) with EUR denominated holdings making up most of the residual (17%) and a small portion invested in GBP issues. The Fund holds a core allocation (~43%) in the financial sector, which contributed a substantial portion of the performance. We continue to find financials attractive as they have significantly de-risked their business models compared to their pre-crisis levels, and are better positioned fundamentally compared to industrials where some of credit metrics are at their all-time weakest levels especially among the BBB-rated issuers. In terms of positioning across ratings, we have a higher allocation to the A-rated securities (37%) followed by BBB-rated (35%) issuers as we were slightly defensively positioned with only a modest allocation to select high yield issuers where we have a favorable view on the credit. With the riskiest assets performing relatively well during the period, our modest allocation to high yield made a positive contribution. The overall duration of the fund remained near 0.25 years.

Outlook

At its latest policy meeting, the Fed maintained its federal funds rate target range at 2.25-2.50%, as expected, but lowered its medium-term rate path, signalling no further rate hikes in 2019 and only one hike in 2020. While central bank dovishness has so far been supportive for credit and we expect rates to remain stable, investment grade still requires a selective approach as we see BBB issuers are still increasing leverage and pursuing mergers and acquisitions. Meanwhile, we believe that high yield fundamentals remain broadly favorable, with leverage declining in the US but rising in Europe. Interest coverage ratios in high yield are improving on both sides of the Atlantic as a result of declining rates. In our opinion, European credit looks relatively attractive vs. the US, for both investment grade and high yield. Emerging markets high yield is also now starting to look attractive to us; we will be selective and look at specific names in countries with macro tailwinds.

With a flat yield curve and rate volatility reaching all-time lows in March of 2019, we do not believe investors are getting compensated for taking exposure to longer duration assets, as such, investors should maintain a low interest rate sensitivity profile through an allocation to floating rate notes while capturing yield through higher quality credit.

* Effective February 1, 2019, the AllianzGI Real Estate Debt Fund (“Real Estate Debt Fund”) changed its name to AllianzGI Floating Rate Note Fund as part of its repositioning. In connection with this change the Real Estate Debt Fund’s investment objective, principal investment strategies, fundamental investment restriction, management fee and operating expenses were revised.

Semiannual Report	| March 31, 2019	51

Unaudited

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund) (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Floating Rate Note Fund Institutional Class	1.11%	2.06%	1.88%
AllianzGI Floating Rate Note Fund Class P	1.04%	1.95%	1.77%
ICE BofA Merrill Lynch 3-Month US Treasury Bill Index	1.16%	2.10%	1.95%
Lipper Ultra-Short Obligations Funds Average	1.25%	2.36%	2.06%

* Cumulative return

† The Fund began operations on December 27, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.90% for Class P shares and 1.92% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.40% for Class P shares and 0.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

Corporate Bonds & Notes	78.2%

Mortgage-Backed Securities	8.4%

Sovereign Debt Obligations	3.7%

Asset-Backed Securities	3.7%

U.S. Government Agency Securities	1.3%

Cash & Equivalents — Net	4.7%

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Previous shareholder reports for the Fund displayed bond ratings derived from a weighted average credit rating based on ratings assigned by Fitch, Moody’s, Kroll, Morningstar, DBRS and S&P.

52	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,010.40	$1,011.10

Expenses Paid During Period	$3.01	$2.51

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.94	$1,022.44

Expenses Paid During Period	$3.02	$2.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P and 0.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2019	53

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned -2.49%, underperforming the MSCI ACWI (the “benchmark”), which returned -2.13%.

Market Overview

The six-month period was a tale of two markets, as the first half was marked by a general pull-back in risk assets and a return of volatility. In particular, the fear of central bank policy error and a slowdown in global growth against a backdrop of geopolitical uncertainty led to equity market underperformance. In December 2018, US equities had the worst performance in seven years and nearly every major developed market posted negative returns. Quantitative easing, which the market took to imply tighter financial conditions, falling stock prices, rising long term rates and weaker economic growth, was an important explanation for market conditions during the six-month period.

In the first half of the six-month period, idiosyncratic risks around the world contributed to investors pricing in a weaker growth and policy mix. In the US, the mid-term elections in late November 2018 resulted in Democrats winning the House, which substantially reduced the chances of further fiscal stimulus for 2019. In Europe, political tensions and social unrest in France, and political uncertainty in Italy related to the confrontation between the government and the European Union over its budget, contributed to higher government bond yields and poor equity performance.

In contrast, the second half of the six-month period experienced a rebound in risk assets and lower volatility. Beginning in early January 2019, the US Federal Reserve (the “Fed”) signaled that it would pivot its approach to monetary policy from a hawkish stance at its December 2018 meeting, where it promised more rate hikes by the end of 2020, to a more dovish stance, indicating that rate hikes would remain on hold for the next six months or longer. As a result of the Fed’s new stance and rising optimism over the US-China trade negotiations, the selloff in US equities that occurred in December reversed in January and retraced about one half of the December drawdown. Global equities rallied and interest rates fell to their lowest levels in more than a year. Despite persisting concerns about global growth prospects, risk assets nonetheless rallied. In February, a stronger than expected fourth quarter gross domestic product in the US helped support a further boost to equities, even as other economic data—especially in Europe—continued to weaken.

Overall, long-dated treasuries were among the best performing asset classes. In equities, emerging markets outperformed developed markets. Among developed markets, equities in the United Kingdom (“UK”) outperformed those of Europe and the US despite uncertainties over Brexit.

Portfolio Review

Allocation in equities was the single largest detractor from performance over the period as the Fund was defensively positioned towards the end of 2018 and thus significantly underweight in equities into the sharp rally of January and February. As part of the risk mitigation strategy, the portfolio was underweight in most major equity regions during the first two months of 2019 but over the same period reduced that underweight to sit approximately neutral by the end of February. Stock selection via the Best Styles strategy underperformed its benchmark in all major regions for the period. However, diversification into opportunistic asset classes such as small-cap equities, volatility, real estate investment trusts (“REITs”) and convertible bonds helped to mitigate risks and add considerable value to the portfolio.

In the fixed income space, significant value was added from an underweight in corporate bonds during the fourth quarter of 2018 as well as from astute duration management—the combination of both effects accounting for about 32 basis points of added value. In addition, contributions from diversification into European sovereign bonds in the UK, Germany, and Italy were positive for the period.

At the end of the period, the Fund maintained equity weightings close to the benchmark weights, reflecting our cautious view that the opportunity set is currently quite challenged. This is indicated by our tracking error, which has fallen by half over the last 3 months. A greater than normal proportion of our active trades lie in the fixed income space where with the Fed in play, there ought to be a multitude of opportunities for outperformance. We currently have taken a more defensive position in the fixed income space, having sold positions in convertibles and bank loans to keep credit quality higher than usual.

Outlook

Going forward, we believe that the sources of optimism that helped improve sentiment in the second half of the period will likely continue in the near term. At the same time, however, many of the risks that previously weighed on sentiment linger in the background: uncertainty surrounding trade negotiation, weakening manufacturing sectors and trade, especially in Europe, Brexit-related uncertainty, a slowing economy in China, and in other emerging markets the potential for delay in structural reforms in light of new governments taking over.

54	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	–2.49%	–1.02%	2.32%	8.50%
AllianzGI Global Dynamic Allocation Fund Class A — Adjusted	–7.85%	–6.46%	1.17%	7.89%
AllianzGI Global Dynamic Allocation Fund Class C	–2.84%	–1.73%	1.53%	7.69%
AllianzGI Global Dynamic Allocation Fund Class C — Adjusted	–3.78%	–2.69%	1.53%	7.69%
AllianzGI Global Dynamic Allocation Fund Class R	–2.63%	–1.35%	2.01%	8.22%
AllianzGI Global Dynamic Allocation Fund Class P	–2.35%	–0.82%	2.49%	8.70%
AllianzGI Global Dynamic Allocation Fund Institutional Class	–2.33%	–0.71%	2.58%	8.81%
AllianzGI Global Dynamic Allocation Fund Class R6	–2.35%	–0.73%	2.65%	8.90%
AllianzGI Global Dynamic Allocation Fund Administrative Class	–2.50%	–0.97%	2.32%	8.53%
MSCI ACWI	–2.13%	2.60%	6.45%	11.08%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	3.73%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Index	0.74%	3.59%	5.11%	8.34%
Lipper Alternative Global Macro Funds Average	0.36%	0.99%	1.77%	5.85%

* Cumulative return

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.05% for Class C shares, 1.62% for Class R shares, 1.07% for Class P shares, 0.98% for Institutional Class shares, 0.95% for Class R6 shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.84% for Class P shares, 0.74% for Institutional Class shares, 0.74% for Class R6 shares and 0.99% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019 )

United States	59.2%

Japan	4.6%

Canada	4.1%

United Kingdom	3.3%

China	3.1%

France	2.7%

Germany	2.0%

Korea (Republic of)	2.2%

Other	20.3%

Cash & Equivalents — Net	–1.5%

Semiannual Report	| March 31, 2019	55

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$975.10	$971.60	$973.70	$976.50	$976.70	$976.50	$975.00

Expenses Paid During Period	$4.78	$8.55	$6.59	$3.94	$3.45	$3.45	$4.68

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,020.09	$1,016.26	$1,018.25	$1,020.94	$1,021.44	$1,021.44	$1,020.19

Expenses Paid During Period	$4.89	$8.75	$6.74	$4.03	$3.53	$3.53	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.74% for Class C, 1.34% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.70% for Class R6 and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

56	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global High Yield Fund

For the period of October 1, 2018 through March 31, 2019, as provided by David Newman, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Global High Yield Fund (the “Fund ”) returned 2.81%, underperforming the ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged (the “benchmark”), which returned 3.30%.

Market Overview

The six-month period was really one of two distinct halves as the last quarter of 2018 was marked by a volatile, risk off environment due to increasing concerns over a potential slowdown in global growth, stability of the trade truce with China, the stalemate over a partial US government shutdown and disappointment that the US Federal Reserve (the “Fed”) appeared to be on autopilot indicating two additional interest rate hikes for 2019 while the market was expecting a more dovish outcome. However, the dark clouds hanging over the market quickly receded at the beginning of 2019 as some of these issues, like the government shutdown, were resolved and Fed Chairman Jerome Powell pivoted significantly signaling that the Fed was becoming more data dependent on its policy stance. In March, the Fed lowered its medium term path, signaling no further rate hikes in 2019 and only one hike in 2020, while also announcing an end to its balance sheet normalization program before year end. Elsewhere, the slowdown in euro area growth saw the European Central Bank also signaling a more dovish policy stance, while the Chinese central bank provided additional policy stimulus.

The resulting change in investor psychology initiated a strong rally which generally offset the fourth quarter selloff of 2018. By region, emerging market high yield issues led the way with a return of 6.22% during the reporting period, clearly outperforming the developed markets which produced returns of 3.10% (euro ("EUR") denominated issues), 2.39% (US dollar (“USD”) denominated issues) and 2.24% (British pound ("GBP") denominated issues). However, dispersion by credit rating was much more significant as BB’s returned 4.64% and B’s returned 2.80% while CCC and lower issues returned -2.56% as they were not able to fully offset their fourth quarter underperformance despite being the best performer during the first quarter of 2019.

Portfolio Review

The Fund was slightly underweight risk assets versus the index which helped relative performance as the market sold off during the fourth quarter. However, while we reduced our exposure to cash during the first quarter of 2019, even modest cash exposures detracted from performance given the strong rally in the market. In terms of the geographic selection within the fund, we continue to prefer EUR and GBP denominated holdings versus USD securities as EUR denominated B rated issues remained cheap compared to USD issues and GBP issuers continued to trade cheap to EUR issues due to Brexit risks. While this positioning added value, our decision to underweight the emerging markets due to their tighter valuations had an offsetting negative impact. Although we remained underweight in emerging markets, our bias to reduce the underweight in markets where we have a positive view (such as Brazil) contributed to performance and holdings from these countries represented some of the strongest performers over the period.

Credit rating selection had a neutral impact on relative performance during the period. An underweight position in securities rated CCC and lower contributed to performance, particularly at the end of 2018 as the market sold off and the lowest rated credits performed worst during the period. However, our preference for B rated issues versus BB’s detracted. During the period we continued to modestly improve the credit quality of the portfolio by migration towards BB’s when the opportunities presented themselves as we believe BB’s will be the right place to be if the credit cycle turns.

Sector positioning had a small negative impact on relative performance, with most of the impact coming during fourth quarter of 2018 due to an overweight to metals and mining, and an initial overweight to energy (which we reduced as oil prices began to fall). An underweight to homebuilders also detracted as the outlook for that sector improved given the Fed’s pivot away from further interest rate hikes. Positive contributors included our underweight to the auto sector as well as an overweight to services, while overweights to favored sectors such as leisure and consumer goods had smaller positive contributions. Overall, the largest contributor to positive excess return over the period was superior security selection among individual holdings.

Outlook

Looking ahead, our proprietary leading indicators are signaling a period of underwhelming global growth momentum through 2019, although we believe there are tentative signs of a stabilization in activity. Meanwhile, indicators of narrow and broad money supply growth continue to run below their long-term averages, suggesting soft inflation dynamics ahead. Despite this backdrop, we expect high yield fundamentals to remain broadly favorable, with leverage declining in the US but rising modestly in Europe. Interest coverage ratios are improving as a result of declining rates. High yield spreads overall are around fair value in our opinion, taking into account our expectations of defaults for the next year. We believe European high yield now offers value in selective names, on an idiosyncratic basis. In our opinion, the US market has relatively outperformed, and does not offer value compared to Europe. Emerging market high yield is now starting to look attractive on a relative basis; we will be selective and look at specific names in countries with macro tailwinds. Single B-rated issues continue to look attractive but we are gradually rotating into BBs to reflect a more defensive stance. While we do not expect spreads to tighten in the near term, we expect the global high yield asset class to provide returns close to their yield, which is still attractive against other fixed-income alternatives for long-term investors.

Semiannual Report	| March 31, 2019	57

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Global High Yield Fund Institutional Class	2.81%	4.21%	3.74%
AllianzGI Global High Yield Fund Class P	2.81%	4.09%	3.64%
ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged	3.30%	5.49%	4.40%
Lipper High Yield Funds Average	1.73%	4.39%	3.46%

* Cumulative return

† The Fund began operations on May 3, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.48% for Class P shares and 1.48% for Institutional Class shares. 2018, as further revised or supplemented from time to time. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

United States	56.5%

Netherlands	5.2%

Canada	4.4%

United Kingdom	3.7%

Italy	2.7%

France	2.7%

Brazil	2.5%

China	2.2%

Other	14.0%

Cash & Equivalents — Net	6.1%

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency. Previous shareholder reports for the Fund displayed bond ratings provided by S&P.

58	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,028.10	$1,028.10

Expenses Paid During Period	$4.10	$3.59

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,020.89	$1,021.39

Expenses Paid During Period	$4.08	$3.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.81% for Class P and 0.71% for Institutional Class), multiplied by the average account value over the period, multiplied 182/365.

Semiannual Report	| March 31, 2019	59

Unaudited

AllianzGI Global Sustainability Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the Global Equity Team.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned -2.67%, underperforming the MSCI ACWI (the “benchmark”), which returned -2.13%.

Market Overview

It was a volatile six months for global equities, with a severe setback in the last three months of 2018 followed by a sharp rebound at the start of 2019. A sudden rise in bond yields in early October 2018 provided the catalyst for the sell-off, with concerns over the outlook for global growth, heightened political risks and the ongoing trade tensions between the US and China also weighing on sentiment. While equity markets recovered strongly over the first quarter of 2019, helped by a dovish tone from central banks, many developed markets closed the six-month period lower although emerging markets performed better, posting moderate gains.

At a sector level, utilities and real estate companies were the standout performers. On balance, information technology companies also gained, despite falling from favor in late 2018. In contrast, energy stocks delivered the weakest returns, undermined by a sharp drop in oil prices over the last three months of 2018. The financials sector was another laggard amid concerns over the impact of lower bond yields on banks’ profit margins.

US economic activity moderated and inflation eased during the six-month period as the fiscal stimulus from tax cuts faded. While the US Federal Reserve (the “Fed”) raised rates as expected in December 2018, only three months later it reversed its previous guidance of further rate increases in 2019. Outside of the US, economic growth slowed as exports were hit by lower trade. Having only ended its bond-buying program in December 2018, the European Central Bank reinstated its policy of offering cheap long-term loans to banks and pledged to hold rates until the end of 2020. Elsewhere, central banks in general sounded more dovish. The People’s Bank of China injected a record amount of liquidity into China’s economy and cut the reserve requirement ratio for banks, with the Chinese authorities announcing further stimulus measures.

The Japanese yen strengthened against all major currencies over the six-month period, benefitting from its status as a safe haven in times of market turbulence. In contrast, the euro was the weakest of the major currencies, undermined by disappointing economic data, heightened political risks and the European Central Bank’s dovish stance. Unsurprisingly, the British pound was perhaps the most volatile major currency as the deadline for Brexit approached without any certainty as to whether the United Kingdom will leave the European Union with or without a deal. On balance, however, it closed the six-month period with little change against the US dollar.

It was a rollercoaster ride for oil which sold off sharply in the final quarter of 2018 on news that oil-producing nations had pledged to increase production. Brent crude fell from just above $85 per barrel to end December at just under $55 per barrel. However, oil prices recovered in the first quarter of 2019, rising back to just above $68 per barrel amid worries over the impact of US sanctions on Venezuela and Iran on oil supplies. Meanwhile, gold strengthened, helped by its status as a safe haven in times of market turmoil.

Portfolio Review

The Fund outperformed its benchmark over the six month period. This was primarily driven by strong selection, with picks in the consumer discretionary, health care and information technology boosting returns in particular. The main weakness in the Fund has been driven by sector allocation. Utilities have benefitted strongly from the fourth quarter’s downturn, with investors turning to more defensive stocks with income characteristics. Similarly, weaker interest rate expectations have recently driven some short-term outperformance in the real estate sector. However, both industries tend to lack the quality growth companies we believe drive longer-term returns. As such, we are comfortable with our positioning.

Starbucks has made the largest positive contribution to performance. The international retailer of coffee products released impressive fourth quarter results in November and has proved resilient in the recent market volatility. Just under half of Starbucks stores are based in the US, where same store sales rose by 4%. The company is also investing heavily in Asia Pacific, where sales grew by 1%, reversing a prior dip. Starbucks’ CEO, Kevin Johnson, has made a commitment to healthier menus, technological innovation and a leaner balance sheet—restructuring US and European operations and accelerating share buybacks. Although these initiatives, combined with the Nestle deal, may take some time to translate into substantial margin growth, they should support it in the long-run.

Intuit has also performed well. The provider of financial management software recently delivered another solid quarter of results, with strong sales growth and a confident full year outlook. Both user numbers and revenues per user beat estimations, reflecting Intuit’s investment in innovations like faster payments settlement & same day/instant payroll. The introduction of TurboTax Live appears to be resonating with customers in particular this year given the number of changes in tax regulations. Management has guided conservatively and has indicated that its innovation pipeline engine is still healthy. We continue to hold the stock.

EOG Resources (“EOG”) has been the largest single detractor from returns of the Fund. The energy company has suffered due to a combination of volatile oil prices and rising capital expenditure (capex). EOG has particularly high exposure to US shale and, in the period from October to December, West Texas Intermediate Crude prices dropped over 40%, reaching a low of $42.50 having touched over $76. However, some of this decline has now reversed, and the company’s long-term business plan remains on track. In particular, the rise in capex from $5.8 to $6 billion appears to be with a view to capturing cheaper current service costs. Ultimately, EOG has committed to reduce its debt by another $3 billion by 2021 and continues to generate solid free cash flow with oil at its current price.

60	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Performance has also been adversely impacted by our holding in UBS. Towards the end of March, the Swiss banking group issued a profit warning, guiding for lower investment bank revenues. While this was partially expected, UBS also revealed weaker wealth management revenues as a result of lower transaction volumes and invested assets. In February, UBS was also found guilty by a French court of illegally soliciting clients and laundering the proceeds of tax evasion, resulting in a possible penalty payment of up to 4.5 billion euros. This will probably limit their ability to do share buybacks, something which has been a positive for the stock of late. Nonetheless, the business remains structurally sound and is one of the better environmental, social and governance (“ESG”) performers within the financial sector. The stock is a relatively small position in the fund and is under review.

Outlook

At the end of the first quarter of 2019, global equities have erased almost all the losses made in the preceding three months. However, this recovery has largely been driven by increasingly supportive monetary policy and a softening of the US and China trade-war rhetoric. With economic data and corporate earnings growth resolutely mixed, the pattern of lower and more volatile returns is likely to continue.

Growth appears supportive, if softer, for now. While US manufacturing survey data slid to its lowest level since November 2016, its non-manufacturing counterpart beat expectations. Similarly, China’s recent fiscal and monetary policy decisions have pushed its official Purchasing Managers Index (“PMI”) back into growth at 50.5. European data, remains bleak by contrast, with euro-zone manufacturing data experiencing its steepest contraction since April 2013.

Political affairs also remain conciliatory. Although a possible resolution to US-China trade talks has been buoying markets for some time, delay is preferable to the alternative. If necessary, Chinese officials have expressed their willingness to continue negotiations as far as June. In Europe, the UK parliament has opted for similar postponement, voting to extend article 50 and avoid a “no deal” departure from the European Union.

At a company level, this has translated to earnings downgrades that were less severe than expected. Combined with the pause in further quantitative tightening, equity valuations have risen sharply, particularly in growth sectors like technology. Cyclical sectors like materials and industrials have also benefitted as the threat of higher debt servicing costs recedes.

Economic data, monetary policy and geopolitics remain finely balanced for now. However, March’s yield curve inversion suggests longer term confidence is starting to ebb. As a result, we believe quality characteristics are rising in importance for stocks and portfolios alike. In our opinion, a rise in volatility and scrupulous active management should present opportunities to invest in these companies and generate superior returns for clients in the long-term.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	–2.67%	4.47%	7.03%
AllianzGI Global Sustainability Fund Class A — Adjusted	–8.02%	–1.27%	5.64%
AllianzGI Global Sustainability Fund Class P	–2.57%	4.66%	7.21%
AllianzGI Global Sustainability Fund Institutional Class	–2.57%	4.76%	7.29%
MSCI ACWI	–2.13%	2.60%	6.62%
Dow Jones Sustainability World Total Return Index	–1.59%	2.24%	6.21%
Lipper Global Large-Cap Growth Funds Average	–0.81%	5.87%	7.66%

* Cumulative return

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.70% for Class A shares, 1.25% for Class P shares and 1.43% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 0.94% for Class P shares and 0.84% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Semiannual Report	| March 31, 2019	61

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

United States	53.4%

United Kingdom	11.9%

Germany	6.8%

Japan	4.7%

Spain	4.0%

Switzerland	3.8%

Sweden	3.3%

France	2.4%

Other	6.7%

Cash & Equivalents — Net	3.0%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$973.30	$974.30	$974.30

Expenses Paid During Period	$5.36	$4.63	$4.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.50	$1,020.24	$1,020.74

Expenses Paid During Period	$5.49	$4.73	$4.23

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.09% for Class A, 0.94% for Class P and 0.84% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

62	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Water Fund (the “Fund”) returned 0.27%, underperforming the S&P Global Water Index (the “benchmark”), which returned 3.86%.

Market Overview

It was a volatile six months for global equities, with a severe setback in the last three months of 2018, followed by a sharp rebound at the start of 2019. A sudden rise in bond yields in early October 2018 provided the catalyst for the sell-off, with concerns over the outlook for global growth, heightened political risks, and the ongoing trade tensions between the US and China also weighing on sentiment. While equity markets recovered strongly over the first quarter of 2019, helped by a dovish tone from central banks, many developed markets closed the six-month period lower. We saw water investments outpace the broad global equity market given the resilient growth nature of water stocks. Defensive in nature, utility companies provided downside support during the volatile fourth quarter, while more growth oriented industrial names supported strong results during the rebound at the start of 2019.

Portfolio Overview

The Fund trailed the benchmark during the six-month period with both stock selection and sector allocation detracting from relative results. With respect to sector allocation, the relative underweight to utilities was negative in the short period of sentiment-driven market volatility, as investors moved toward defensive areas of the market.

From a single line perspective, on an absolute basis, American Water Works was the largest contributor to results. The leading US water utility benefitted from the risk-off sentiment in the fourth quarter as well as continued organic and inorganic growth supported by increasingly supportive regulation and solid internal business strategy.

In contrast, Andritz AG, an industrial machinery player, was the largest absolute detractor. The company has recently faced some challenges due to volatility in some of its end-markets driven by short term economic pressures. The market continues to assess the balance between solid long-term potential and the medium-term risk-return profile.

Outlook

In our opinion, the Fund remains an attractive asset in the current market and economic conditions. As global growth continues to slow and we approach the end of the cycle, the water theme offers a sustainable growth and de-correlation appeal.

Adequate water infrastructure in developed nations continues to be an issue with population growth, industrial evolution and climate change, all increasing the need for investments. In developing countries, the attractive investment opportunity is anchored in the lack of adequate water infrastructure combined with rising living standards and growing income levels. In order for these nations to develop and meet the rising expectations of their citizens, significant investments in infrastructure are needed, especially related to the water quality management.

In order to capitalize on this opportunity, we invest in companies that offer solutions to the scarcity crisis and those that stand to benefit from investments in water infrastructure and quality enhancements. We seek to invest, under normal circumstances, at least 80% of the Fund’s net assets in equities that are substantially engaged in water-related activities. We target investments with the most attractive combination of alignment to the United National Sustainable Development Goals (SDGs) related to water resource management and clean water access, and strong companies with significant exposure to the water end-markets. We believe this combination offers investors the most attractive and effective long-term exposure.

Semiannual Report	| March 31, 2019	63

Unaudited

AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Water Fund Class A	0.27%	2.78%	4.55%	11.46%	4.99%
AllianzGI Global Water Fund Class A (adjusted)	–5.24%	–2.87%	3.37%	10.83%	4.45%
AllianzGI Global Water Fund Class C	–0.19%	1.94%	3.75%	10.60%	4.19%
AllianzGI Global Water Fund Class C (adjusted)	–1.16%	0.95%	3.75%	10.60%	4.19%
AllianzGI Global Water Fund Class P	0.32%	3.03%	4.81%	11.72%	5.24%
AllianzGI Global Water Fund Institutional Class	0.34%	3.03%	4.84%	11.80%	5.31%
S&P Global Water Index	3.86%	7.34%	6.78%	14.26%	7.25%
MSCI ACWI	–2.13%	2.60%	6.45%	11.98%	5.30%
Lipper Global Natural Resources Funds Average	–9.86%	–5.90%	–4.79%	3.06%	–3.86%

* Cumulative return

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.41% for Class A shares, 2.16% for Class C shares 1.15% for Class P shares and 1.14% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 0.94% for Class P shares, and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

United States	59.0%

United Kingdom	13.9%

France	6.4%

China	4.7%

Sweden	4.4%

Switzerland	3.7%

Austria	3.3%

Finland	1.8%

Other	1.9%

Cash & Equivalents — Net	0.9%

64	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,002.70	$998.10	$1,003.20	$1,003.40

Expenses Paid During Period	$6.14	$9.86	$4.74	$4.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,018.80	$1,015.06	$1,020.19	$1,020.19

Expenses Paid During Period	$6.19	$9.95	$4.78	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.23% for Class A, 1.98% for Class C, 0.95% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2019	65

Unaudited

AllianzGI Green Bond Fund

From inception on November 19, 2018, through March 31, 2019, as provided by Julien Bras, CFA, Portfolio Manager.

Fund Insights

From inception on November 19, 2018 through March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Green Bond Fund (the “Fund”) returned 4.98%, underperforming the ICE BofA Merrill Lynch Green Bond Index (the “benchmark”) which returned 5.46%.

Market Environment

The first quarter of 2019 witnessed a sharp recovery from the sharp sell-off. A more dovish tone from central banks, especially the US Federal Reserve (the “Fed”) U-turn highlighting the end of tightening measures, together with the European Central Bank (ECB) revising down its one-year forecast of growth and inflation, helped the fixed income credit markets recover. The US and German curves flattened, sending the 10-year German rate back to negative territory and the US rate below 2.50%. Despite the eased tensions between the US and China over trade negotiations, no hard deal has been reached yet and slowing growth began to morph into something more tangible than expected in Europe, with Italy in technical recession and Germany running out of steam.

According to the Climate Bond Initiative, the green bond market new issues added up to $48bn in the first quarter of 2019, recording a 42% growth compared to 2018. 43 market entrants tapped into green bonds and debut issuers represented around 23%. First quarter volumes were driven by non-financial corporates, which accounted for a third of issuance. Government-backed entities and financial corporates were also active in the market, each contributing 17%. As of end of March, the benchmark was composed of 347 bonds for a market value of $267bn.

Performance analysis

The Fund underperformed from its launch date to the end of 2018 due to the ramp-up period, the Fund being progressively invested in an environment of positive market performance correlated to decreasing US interest rates. The Fund then outperformed its benchmark in the first quarter of 2019 (4.38% vs. 3.95%). Over the same time frame, the Fund’s selection on some agency issuers and the overweight on utilities made a positive contribution to relative return although the cash exposure and the respective underweights on supranationals and sovereigns had a slight negative impact to the Fund’s relative return.

Outlook

We believe further growth is expected for 2019 in the green bonds market globally. In our opinion, stronger regulation, growing investor appetite and governmental focus on addressing climate change are key nurturing factors to this expansion. In the current environment, we remain underweight European duration and more neutral on US duration and maintain our focus on bottom-up green bond selection.

Cumulative Total Return for the period ended March 31, 2019

Since Inception†
AllianzGI Green Bond Fund Class A	4.98%
AllianzGI Green Bond Fund Class A (adjusted)	1.05%
AllianzGI Green Bond Fund Class P	5.04%
AllianzGI Green Bond Fund Institutional Class	5.08%
ICE BofA Merrill Lynch Green Bond Index	5.46%
Lipper Core Bond Funds Average	4.63%

† The Fund began operations on November 19, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 5.84% for Class A shares, 5.59% for Institutional Class shares and 5.64% for Class P shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.75% for Class A shares, 0.50% for Institutional Class shares and 0.55% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

66	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Green Bond Fund (cont’d)

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

United States	20.4%

Netherlands	16.6%

France	10.3%

Supranational	10.2%

Australia	5.3%

United Kingdom	4.6%

Canada	3.8%

Indonesia	3.6%

Other	24.7%

Cash & Equivalents — Net	0.5%

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (11/19/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,049.80	$1,050.40	$1,050.80

Expenses Paid During Period	$2.85	$2.22	$1.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.09	$1,021.94	$1,022.39

Expenses Paid During Period	$3.88	$3.02	$2.57

*The Fund commenced operations on November 19, 2018. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning October 1, 2018. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,015.30 and $2.81, respectively, for Class A; $1,015.91 and $2.19, respectively, for Class P; $1,016.24 and $1.86, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.77% for Class A, 0.60% for Class P and 0.51% for Institutional Class), multiplied by the average account value over the period, multiplied by 132/365 for the Actual example and 182/365 for the Hypothetical expense example.

Semiannual Report	| March 31, 2019	67

Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI High Yield Bond Fund (the “Fund”) returned 1.08%, underperforming the ICE BofA Merrill Lynch High Yield Master II Index (the “benchmark”), which returned 2.39%.

Market Overview

After a challenging finish to 2018, high-yield bonds started 2019 on strong footing and finished with a gain for the six-month period.

In the fourth quarter of 2018 investors lost confidence in the staying power of earnings and the stability of the economy, fearing that trade wars and the US Federal Reserve’s (the “Fed’s”) path would lessen their durability. Despite asset class weakness over the three month period, there was no change in overall fundamentals to substantiate the market’s sharp selloff.

In the first quarter of 2019 investor confidence rebounded. Aside from optimism around a possible US-China trade agreement, factors that influenced sentiment included the Fed, corporate earnings and economic data.

The market reacted positively to Fed Chairman Jerome Powell’s dovish remarks at an economic conference in January 2019 noting that the Fed is prepared to shift its policy stance if necessary. Then in March the Fed communicated reduced projections for rate hikes in 2019 from two to zero and an end to balance sheet reductions by September. The market reaction to the Fed’s March communication was swift. The 10-year US Treasury yield dropped and triggered a short-lived yield curve inversion (3-month/10-year). Overseas, other central banks also announced dovish actions.

Fourth quarter financial results were better-than-expected for most high-yield issuers. Further, fourth quarter earnings growth for the S&P 500 Index was impressive, rising more than 16% on a year-over-year basis, according to Refinitiv, a global provider of financial markets data. Additionally, net leverage remained low and interest coverage remained elevated, validating a continuation of a positive credit cycle.

Economic data were balanced in the first quarter. The labor market remained strong with signs of rising incomes and low unemployment, while consumer confidence and small business optimism retreated. Ongoing growth provided a supportive backdrop for risk assets.

Portfolio Review

The Fund rebounded with the market in the first quarter of 2019 but trailed the benchmark return over the six-month reporting period.

Performance dispersion among credit-quality subcategories aided relative performance. The portfolio’s credit allocation, specifically an underweight in CCC rated bonds was a tailwind as the lowest quality, highest risk issues underperformed higher quality bonds.

Industry allocations that helped relative performance during the period included energy, support-services and capital goods. In energy, positive credit selection and an industry underweight aided relative performance. In the support-services and capital goods industries, security selection was a contributor in addition to overweight allocations.

Industry allocations that negatively impacted relative performance during the reporting period included telecommunications, financial services and media. Relative underperformance in the above mentioned sectors was primarily driven by negative credit selection.

Outlook

We believe the US economy and corporate earnings will deliver solid growth in 2019. While some cyclical areas of high yield have exhibited weakness, the credit profile of the overall market remains healthy and, in our opinion, is not signaling an economic downturn.

We expect US economic activity to slow from above-trend growth in 2018 to a moderate pace in 2019. Despite some headwinds, we believe the residual impacts of the Federal Government tax cuts, ongoing deregulation efforts and the potential for an infrastructure spending bill support a continuation of economic growth.

68	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	1.08%	3.71%	2.46%	8.64%	6.89%
AllianzGI High Yield Bond Fund Class A (adjusted)	–2.71%	–0.18%	1.68%	8.23%	6.71%
AllianzGI High Yield Bond Fund Class C	0.61%	2.88%	1.77%	7.89%	6.12%
AllianzGI High Yield Bond Fund Class C (adjusted)	–0.37%	1.90%	1.77%	7.89%	6.12%
AllianzGI High Yield Bond Fund Class R	0.90%	3.40%	2.03%	8.28%	6.58%
AllianzGI High Yield Bond Fund Class P	1.30%	4.07%	2.84%	8.95%	7.11%
AllianzGI High Yield Bond Fund Institutional Class	1.18%	3.91%	2.82%	9.04%	7.34%
AllianzGI High Yield Bond Fund Administrative Class	1.26%	4.01%	2.42%	8.64%	6.89%
ICE BofA Merrill Lynch High Yield Master II Index	2.39%	5.94%	4.70%	11.24%	7.04%
Lipper High Yield Funds Average	1.73%	4.39%	3.43%	9.57%	5.64%

* Cumulative return

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s expense ratios are 1.05% for Class A shares, 1.71% for Class C shares, 1.44% for Class R shares, 0.70% for Class P shares, 0.73% for Institutional Class shares and 0.88% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Industry Allocation (as of March 31, 2019)

Media	11.4%

Oil, Gas & Consumable Fuels	8.9%

Telecommunications	8.4%

Diversified Financial Services	6.8%

Healthcare-Services	5.5%

Entertainment	4.7%

Commercial Services	3.8%

Pharmaceuticals	3.1%

Other	45.0%

Cash & Equivalents — Net	2.4%

Semiannual Report	| March 31, 2019	69

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,010.80	$1,006.10	$1,009.00	$1,013.00	$1,011.80	$1,012.60

Expenses Paid During Period	$5.51	$8.85	$7.11	$3.91	$3.96	$4.72

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.45	$1,016.11	$1,017.85	$1,021.04	$1,020.99	$1,022.14

Expenses Paid During Period	$5.54	$8.90	$7.14	$3.93	$3.98	$4.73

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Class A, 1.77% for Class C, 1.42% for Class R, 0.78% for Class P, 0.79% for Institutional Class and 0.94% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

70	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI International Growth Fund

For the period of October 1, 2018 through March 31, 2019 as provided by Laura Villani, Product Specialist Associate, Equities.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI International Growth Fund (the “Fund”) returned -0.88%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned -2.33%.

Market Overview

International equities were hit by the global selloff during the fourth quarter of 2018. Investors feared a decline in global growth, with the US Federal Reserve (the “Fed”) hiking rates again, and relatively weak Chinese gross domestic product data creating a link to the higher tariffs. In Europe, the vote for Theresa May’s Brexit deal was postponed until the 15th of January, initially seen as raising the chances of a crash on the 29th of March, while France was unsettled by the yellow vest unrest, and Italian growth stagnated due to the budget standoff with Brussels. Chinese equities were among the weakest performers in the Asian region, with key indices closing the quarter near a four-year low, as China’s economy continued to slow. Japanese, Australian and emerging markets equities all retreated sharply in the final quarter of 2018. More positively, Brazilian equities defied the broader sell off to post double-digit gains. The real also surged as investors reacted positively to the election of market-friendly, far-right candidate Jair Bolsonaro as the country’s president.

In a stark contrast, international equity markets then rallied strongly in first quarter of 2019, rebounding from their sharp sell-off at the end of 2018. Investors were bullish on hopes of improved trade relations between the US and China, and a dovish tone from major central banks, with China injecting a record amount of liquidity and the European Central Bank (“ECB”) providing another round of targeted long-term refinancing operations. In Europe, this helped overcome weak euro-zone economic news, as well as the uncertainty caused by the UK’s impending Brexit deadline. News that index provider MSCI was to increase China’s weighting in its widely-used emerging markets index buoyed shares here, given it should bring significant investor inflows into Chinese stocks. In Latin America, Brazilian stocks extended their multi-month rebound amid optimism over the reform agenda of newly-elected President Jair Bolsonaro. Australia and New Zealand recorded double-digit gains, while Japan lagged other developed markets, held back by news that first quarter corporate profits were falling sharply.

Portfolio Review

During the six-month period, the Fund saw a positive contribution from the stock selection, and slightly negative contribution from the sector allocation. With regards to sector allocation, the underweights to real estate and utilities, and overweight to industrials, were not supportive. From a country perspective, stock selection in Canada contributed most positively, supported also by India and South Korea. Stock picking in the UK, China and Sweden detracted. With the strategy being both sector and country agnostic, these results are simply an effect of the stock selection.

HDFC Bank Ltd., one of India’s largest private banks, was the top contributor with an active contribution of 74 basis points, followed by Ambu AS, AIA Group Ltd., Infineon Technologies AG, and Alibaba Group Holding Ltd (between 34 and 46 basis points each). HDFC looks to benefit from rising loan demand and cost efficiency gains, delivering a return on equity of around 18% this year. Results for the second quarter released in October supported this outlook, with net profit growth of +21% year-over-year driven by loan growth and improved operating leverage.

Meanwhile international online fashion retailer Asos was the lead detractor, subtracting 90 basis points from relative performance, after limited promotional activity during Black Friday and Cyber Monday led the firm to reduce fiscal year guidance. The stock was overly punished in our view, falling over 50% in December, and is well on its way to recovery in terms of year-to-date performance. Asos Plc added 1.9mn customers in the second half, the largest ever absolute increase over the period, and also recently launched Asos Supply (homewares), being an additional growth driver. German payment processing firm Wirecard AG, China’s dominant search engine Baidu, Inc., and kitchen equipment manufacturer Hoshizaki Corp. also detracted over 50 basis points each.

Outlook

International equities appear to be entering a period of stabilization, with recent macro data suggesting we have reached the trough of the global slowdown. There are now signs of Chinese fiscal stimulus beginning to feed through, as confirmed by recent purchasing managers index figures (crucial indicator of customer demand in cyclical sectors such as autos, many industrials, semiconductors, and also luxury goods). The more dovish Fed and ECB are also providing support, while progress on US-China trade talks is promising also in a more international context.

We believe that the market is likely to be more sensitive to market news and company reporting in at least the next quarter or two, given uncertainties on the macro environment, and the re-ratings seen since last earnings season. However the current late cycle environment of declining yields, relatively lower macro visibility, and declining market earnings growth can create an even greater contrast in the performance of the benchmark versus our high quality growth holdings. As long term investors we will take any market moves on short term factors as opportunities to reposition the portfolio according to our long term views, which has been a good source of alpha in the past.

Ultimately we remain true to style in all market environments. Our conviction rests in our focus on high quality, structural growth names that we believe will continue to deliver on the principle of compounding growth. We believe that companies with a high return on invested capital that reinvest their high returns back into the business, and repeat this process over time, will outperform a stock which is simply discounted in the short-term.

Semiannual Report	| March 31, 2019	71

Unaudited

AllianzGI International Growth Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	–0.88%	–2.19%	7.93%
AllianzGI International Growth Fund Class A (adjusted)	–6.33%	–7.57%	6.47%
AllianzGI International Growth Fund Institutional Class	–0.72%	–1.95%	8.21%
MSCI ACWI ex USA Index	–2.33%	–4.22%	4.10%
MSCI ACWI ex USA Growth Index	–1.39%	–3.05%	5.34%
Lipper International Multi-Cap Growth Funds Average	–3.56%	–4.97%	4.58%

* Cumulative return

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.89% for Class A shares and 1.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

China	14.5%

Germany	11.1%

Canada	10.7%

Denmark	9.4%

United Kingdom	7.2%

Sweden	7.1%

Brazil	4.7%

Japan	4.3%

Other	30.3%

Cash & Equivalents — Net	0.7%

72	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI International Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$991.20	$992.80

Expenses Paid During Period	$5.21	$3.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.70	$1,020.94

Expenses Paid During Period	$5.29	$4.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A and 0.80% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2019	73

Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Alexandra Russo, Product Specialist.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned -13.48%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned -7.00%.

Market Overview

It was a volatile six months for international equities, with a severe setback in the last three months of 2018 followed by a sharp rebound at the start of 2019. A sudden rise in bond yields in early October 2018 provided the catalyst for the sell-off, with concerns over the outlook for global growth, heightened political risks and the ongoing trade tensions between the US and China also weighing on sentiment. While equity markets recovered strongly over the first quarter of 2019, helped by a dovish tone from central banks, many developed markets closed the six-month period lower although emerging markets performed better, posting moderate gains.

In Europe, euro-zone investor confidence, as measured by Sentix, reached the lowest level since late 2014 in early 2019. The euro-zone economy expanded by just 0.2% in the final quarter of 2018, with Italy falling into a recession, having recorded two successive quarters of negative growth. The euro-zone composite purchasing managers’ index fell to a 66-month low in January and, despite a modest recovery in February, March’s reading slipped again with the manufacturing component indicating the sector was experiencing its steepest contraction since April 2013. With inflation remaining below target and growth subdued, the European Central Bank reinstated its policy of offering cheap long-term loans to banks and pledged not to raise rates until the end of 2019 at the earliest. There was still no clarification over the UK’s Brexit process.

In Asia ex-Japan, Chinese economic data showed that higher US tariffs were having a negative impact on China’s already slowing economy. China’s gross domestic product expanded by 6.6% in 2018, the slowest pace of growth since 1990, and data for 2019 continued to indicate the economy was slowing, with both the Caixin and official manufacturing purchasing managers’ indices dropping into contraction territory. In response, the People’s Bank of China cut the reserve requirement ratio for banks. Australia’s gross domestic product grew by a weaker-than-expected 0.2% in the final quarter of 2018, taking the annual growth rate to 2.3%. The Reserve Bank of Australia held rates steady at 1.5%.

Economic activity in Japan was impacted by natural disasters, including a typhoon and an earthquake. This caused the economy to shrink by 2.4% on an annualised basis in the third quarter, although growth rebounded in the final quarter of the year, with economic activity expanding by an annualised 1.9%. The manufacturing purchasing managers’ index fell below the 50 level in February, the first time in two-and-a-half years that the sector has contracted, with industrial production and exports also weak.

Portfolio Specifics

In absolute terms, all three small-cap markets showed losses. Japanese small-caps registered the strongest losses followed by small-caps from Europe and finally Asia ex-Japan. In relative terms, all three sleeve portfolios closed behind their local indices.

Both, stock selection and sector allocation had a negative effect on performance. The overweight in industrials stocks as well as the underweight in real estate and utilities weighed on the Fund’s relative performance. Nevertheless, our overweight exposure to the information technology sector and our underweight in energy were favorable. Stock selection in the materials, industrials and financials sectors had a particularly negative impact on performance. Stock selection in the energy and communication services sectors contributed to performance, however.

On single stock basis, the positions in Auto Trader, Rengo and SimCorp were the most positive contributors. On the other hand, the positions in KH Neochem, ASOS and Maruwa were the most significant detractors.

Outlook

Two issues continue to shape developments on the capital markets. In Europe, the issue of Brexit is still looming large. The original leaving date (March 29, 2019) has now passed and still the European Union and the United Kingdom have not been able to agree on the exit procedure. Elsewhere, there has been some progress on the other issue, namely the trade conflict between the US and China. Both sides are working towards finding a solution by the end of April. In addition, there are signs of a slowdown in growth, including in the US, which has been a global growth engine for some time. Overall, however, we do not think that the global economy is heading for a recession, even though corporate profit growth looks to be past its peak. At the same time, potentially looser monetary policy from the US Federal Reserve should support equity investments in general. Overall, we continue to believe that volatility will increase, with increasing disparity between sectors and countries.

74	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	–13.48%	–16.46%	2.82%	12.02%	10.75%
AllianzGI International Small-Cap Fund Class A (adjusted)	–18.23%	–21.05%	1.67%	11.39%	10.45%
AllianzGI International Small-Cap Fund Class C	–13.83%	–17.15%	2.03%	11.17%	9.91%
AllianzGI International Small-Cap Fund Class C (adjusted)	–14.55%	–17.85%	2.03%	11.17%	9.91%
AllianzGI International Small-Cap Fund Class R	–13.60%	–16.74%	2.53%	11.72%	10.46%
AllianzGI International Small-Cap Fund Class P	–13.41%	–16.34%	2.98%	12.23%	11.05%
AllianzGI International Small-Cap Fund Institutional Class	–13.39%	–16.29%	3.05%	12.33%	11.14%
AllianzGI International Small-Cap Fund Class R6	–13.37%	–16.26%	3.13%	12.43%	11.24%
MSCI World ex USA Small Cap Index	–7.00%	–8.66%	3.69%	12.25%	7.36%
MSCI EAFE Small Cap Index	–7.10%	–9.36%	4.47%	12.76%	7.51%
Lipper International Small/Mid-Cap Growth Funds Average	–7.13%	–10.37%	3.60%	12.66%	8.35%

* Cumulative return

† The Fund began operations on December 31, 1997. Benchmark return and Lipper performance comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.50% for Class A shares, 2.27% for Class C shares, 1.86% for Class R shares, 1.29% for Class P shares, 1.28% for Institutional Class shares and 1.22% for Class R6 shares. These ratios do not include expense reductions, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.04% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019 )

Japan	30.1%

United Kingdom	12.8%

Germany	10.2%

France	6.2%

Switzerland	5.8%

Denmark	5.7%

Austria	5.3%

Australia	3.9%

Other	16.8%

Cash & Equivalents — Net	3.2%

Semiannual Report	| March 31, 2019	75

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$865.20	$861.70	$864.00	$865.90	$866.10	$866.30

Expenses Paid During Period	$5.81	$9.56	$7.39	$5.12	$4.84	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,018.70	$1,014.66	$1,017.00	$1,019.45	$1,019.75	$1,019.95

Expenses Paid During Period	$6.29	$10.35	$8.00	$5.54	$5.24	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.06% for Class C, 1.59% for Class R, 1.10% for Class P, 1.04% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

76	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned -13.85%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned -12.92%.

Market Environment

US equities broadly fell over the six-month period. In early October 2018, the combination of elevated interest rates and investors’ hawkish interpretation of US Federal Reserve (the “Fed”) Chairman Jerome Powell’s commentary on monetary policy provided the catalyst for a sharp selloff. Markets recovered subsequently in the first quarter of 2019. The rebound was driven primarily by the dovish commentary from the Fed and was also helped by improved trade relations between the US and China.

Against this market backdrop, the Russell Microcap Index returned -11.94% and underperformed the Russell 2000 by 3.38%. Within the micro-cap universe, growth stocks underperformed value stocks by 1.89%. Specific to the benchmark, sector performance was broadly negative. Utilities and real estate were the only positive performing sectors. In contrast, the energy sector had the weakest performance, followed by materials and consumer discretionary.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. From an attribution perspective, asset weightings contributed to the underperformance while security selection impact was neutral. Stock picking in the information technology, health care and materials sectors contributed positively to Fund performance. Conversely, negative security selection in the communication services, industrials and consumer discretionary sectors were offsetting. Separately, an overweight in energy hurt returns but was partially balanced by an underweight to consumer discretionary that helped performance.

A top contributor, Veracyte Inc., develops cancer diagnosis tests built on genetic sequencing and machine learning technology. The stock benefitted from delivering strong quarterly earnings results and guidance, helped by accelerating testing volumes. The largest absolute detractor was Boingo Wireless Inc., a provider of Wi-Fi hotspots and small cellular networks. The stock was lower after posting revenue and earnings guidance below investor expectations.

Outlook

We maintain the view that the current economic expansion should continue at a moderate pace. Key manufacturing and service surveys flash expansionary numbers; employment metrics remain positive; and leading indicators signal benign conditions. However, we anticipate that economic growth should decelerate in 2019, as temporary boosts from factors that include tax reform and inventory build ahead of tariffs rolls over.

On a monetary policy front, the Fed maintained its data dependent approach and signaled a pause in rate hikes for the rest of 2019. While employment conditions remained solid, the Federal Open Market Committee identified the potential for decelerating economic conditions, citing slowing household spending and business investments. Further, the central bank announced the end of the balance sheet runoff in September of 2019, helping ease financial conditions. Overall, we believe the Fed’s flexible approach to monetary policy should help stabilize investor appetite for risk assets.

Specific to small-cap equities, in our opinion, the asset class has the potential to generate high single digits earnings growth, while large cap equity earnings growth projections are low single digits. With small-cap’s price-to-earnings multiple below historical averages, it appears to trade at reasonable valuations relative to its growth potential.

Ultimately, we believe that company-specific results will dictate performance. We continue to uncover exciting, new positive change-based opportunities within the small-cap investment universe.

Semiannual Report	| March 31, 2019	77

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–13.85%	–4.16%	3.74%	14.44%	10.48%
AllianzGI Micro Cap Fund Class A (adjusted)	–18.59%	–9.43%	2.57%	13.79%	10.22%
AllianzGI Micro Cap Fund Class P	–13.83%	–4.15%	3.83%	14.58%	10.69%
AllianzGI Micro Cap Fund Institutional Class	–13.80%	–4.11%	3.81%	14.64%	10.78%
Russell Microcap Growth Index	–12.92%	–1.43%	3.50%	14.77%	6.53%
Lipper Small-Cap Growth Funds Average	–6.44%	9.11%	8.77%	16.47%	8.39%

* Cumulative return

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.98% for Class A shares, 1.68% for Class P shares and 1.78% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.42% for Class A shares, 1.34% for Class P shares and 1.34% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Industry Allocation (as of March 31, 2019)

Biotechnology	17.3%

Healthcare Equipment & Supplies	12.4%

Software	10.2%

Life Sciences Tools & Services	5.6%

Banks	5.3%

Heathcare Providers & Services	4.5%

Pharmaceuticals	4.4%

Healthcare Technology	3.1%

Other	37.1%

Cash & Equivalents — Net	0.1%

78	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$861.50	$861.70	$862.00

Expenses Paid During Period	$6.59	$6.22	$6.22

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,017.85	$1,018.25	$1,018.25

Expenses Paid During Period	$7.14	$6.74	$6.74

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.42% for Class A, 1.34% for Class P and 1.34% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2019	79

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the Value Equity, US team.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 0.76%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 1.71%.

Market Overview

It was a volatile period for emerging market equities which closed the period with modest gains, outperforming most developed markets. Emerging market stocks joined in the global equity sell-off during the final quarter of 2018, reflecting rising concerns about the outlook for global growth and trade. But the start of 2019 saw markets rebound amid hopes of improved trade relations between the US and China as well as a more dovish tone from central banks, especially the US Federal Reserve (the “Fed”). Brazilian stocks were standout performers as investors reacted positively to the election of market-friendly, far-right candidate Jair Bolsonaro as the country’s president. At the other end of the scale, Mexican equities were one of the weakest markets on a global basis amid concerns over incoming president Andrés Manuel López Obrador’s decision to abandon plans to complete Mexico City’s new partially-built airport, as well as other controversial proposals.

In terms of sectors, real estate and utilities stocks in the benchmark posted robust gains of 17% and 8%, respectively, followed by gains from financials and consumer discretionary names. In contrast, the health care sector slumped 13%, followed by information technology and materials names, which each fell 4.5% over the six-month period.

Portfolio Review

The Fund’s relative underperformance versus its benchmark was driven by negative stock selection by country, though sector allocations also modestly detracted. In contrast, stock selection by sector and country allocations positively impacted relative performance during the six-month period.

In terms of stock selection by sector, holdings in the industrials, information technology and consumer staples sectors were robust contributors to performance. These gains were only somewhat offset by negative selection effects across the financials, materials and health care sectors over the reporting period.

From a sector allocation perspective, an overweight in information technology and underweight in consumer discretionary detracted from relative performance. Conversely, underweight exposures in the health care and materials sectors boosted relative performance results.

Selection by country was negative on weakness from the Fund’s South Africa, India and South Korean-based holdings. In contract, selections in Brazil, Taiwan and China benefitted performance during the six-month period.

Country allocation contributed to results, largely due to an overweight in France and underweight in Taiwan. This was somewhat offset by the negative impacts of an underweight in China and overweight in Mexico.

Outlook

For almost two decades, the world has witnessed a massive upward trend in Chinese growth that has been arguably the most important factor influencing the global economy. Last year, two major events unfolded that interrupted this trajectory of Chinese economic expansion. First, the Politburo in Beijing determined that deleveraging had to become a primary objective of its centralized planning. Second, the Trump administration pivoted its foreign policy to “level the playing field” in terms of trade with China. These two forces created tremendous uncertainty over China’s future expansion. So began the global stock market sell off that culminated in the fourth quarter of 2018.

The effects of those two events were felt far beyond the borders of China. China’s demand for raw materials, capital goods and other products and services seemed to sputter. As a result, purchasing managers index numbers in Japan, Europe and just about everywhere else began to fall precipitously. China has become too much of an economic juggernaut to be viewed in isolation—roughly 9% of revenues in Japan’s Nikkei Index and 6% of revenues in Germany’s DAX Index come from China. With the brakes being applied to Chinese consumption of vehicles, electrical equipment, machinery and other items, nations around the world have seen their export numbers pinched.

With all of this negative news, why did markets rally so strongly in the first quarter of 2019? The simple answer is that Beijing launched even more aggressive government stimulus efforts, and in aggregate these measures were enough to quell fears of an eminent recession. The Chinese stimulus efforts led to improving business confidence and a more optimistic outlook. The resulting strength around China quickly started to support the markets of China’s trading partners. Rates around the world drifted lower and price-to-earnings multiples expanded once again, thus lifting markets.

While China still faces many long term challenges such as demographic issues and continuing communist rule, the country’s government remains committed to keeping its economy growing. The remainder of this year will continue to bring its own challenges including developments around Brexit, a Japanese consumption tax hike, French/Italian political unrest and further central bank policy changes. However, recession fears at this point seem to be overdone. In our view, we may be in a scenario of slower-than-usual economic growth but by no means are we in a doom and gloom situation. We expect 2019 to be a smoother ride for investors in international markets versus the whip-saw year that was 2018.

80	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	0.76%	–11.92%	4.45%	4.15%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–4.78%	–16.77%	3.27%	3.22%
AllianzGI NFJ Emerging Markets Value Fund Class C	0.37%	–12.61%	3.67%	3.37%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	–0.63%	–13.47%	3.67%	3.37%
AllianzGI NFJ Emerging Markets Value Fund Class P	0.88%	–11.80%	4.61%	4.32%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	0.86%	–11.71%	4.70%	4.42%
MSCI Emerging Markets Index	1.71%	–7.41%	3.68%	2.57%
Lipper Emerging Markets Funds Average	2.23%	–9.32%	2.55%	2.10%

* Cumulative return

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.65% for Class A shares, 2.38% for Class C shares, 1.48% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.98% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Country Allocation (as of March 31, 2019)

China	23.7%

India	10.1%

Korea (Republic of)	8.7%

Taiwan	8.5%

Brazil	5.7%

South Africa	5.6%

Hong Kong	5.1%

Mexico	4.8%

Other	25.1%

Cash & Equivalents — Net	2.7%

Semiannual Report	| March 31, 2019	81

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,007.60	$1,003.70	$1,008.80	$1,008.60

Expenses Paid During Period	$5.81	$9.54	$5.01	$4.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,019.15	$1,015.41	$1,019.95	$1,020.39

Expenses Paid During Period	$5.84	$9.60	$5.04	$4.58

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class C, 1.00% for Class P and 0.91% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund

For the period of October 1, 2018 through March 31, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Managed Futures Strategy Fund (the “Fund”) returned -1.08%, underperforming the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark”), which returned 1.17%.

Market Overview

The six-month period was a tale of two markets, as the first half was marked by a general pull-back in risk assets and a return of volatility. In particular, the fear of central bank policy error and a slowdown in global growth against a backdrop of geopolitical uncertainty led to equity market underperformance. In December 2018, US equities had the worst performance in seven years and nearly every major developed market posted negative returns. Quantitative easing (QE), which the market took to imply tighter financial conditions, falling stock prices, rising long term rates and weaker economic growth, were important factors for market conditions during the period.

In the first half of the six-month period, idiosyncratic risks around the world contributed to investors pricing in a weaker growth and policy mix. In the US, the mid-term elections in late November 2018 resulted in Democrats winning the House, which substantially reduced the chances of further fiscal stimulus for 2019. In Europe, political tensions and social unrest in France and political uncertainty in Italy related to the confrontation between the government and the European Union over its budget contributed to higher government bond yields and poor equity performance.

In contrast, the second half of the period experienced a rebound in risk assets and lower volatility. Beginning in early January, the US Federal Reserve (the “Fed”) signaled that it would pivot its approach to monetary policy from a hawkish stance at its December meeting, where it promised more rate hikes by the end of 2020, to an indication that it would remain on hold for the next six months or longer. As a result of the Fed’s new stance and rising optimism over the US-China trade negotiations, the selloff in US equities that occurred in December reversed in January and retraced about one half of the December drawdown. Global equities rallied and interest rates fell to their lowest levels in more than a year. Despite persisting concerns about global economic conditions, risk assets nonetheless rallied. In February, a stronger than expected fourth quarter published Gross Domestic Product (“GDP”) figure in the US helped support a further boost to equities, even as other economic data—especially in Europe—continued to weaken.

For the period overall, long-dated treasuries were among the best performing asset classes. In equities, emerging markets outperformed developed markets. Among developed markets, equities in the UK outperformed those of Europe and the US despite uncertainties over Brexit. Overall, MSCI ACWI returned around -2%, and a broad US bond index returned more than 4%.

Portfolio Review

During the period, the main detractors were global equities (-365 basis points), commodities (-270 basis points) and currencies (-30 basis points). The main contributors were fixed income (+415 basis points) and CBOE Volatility Index (VIX) futures (+65 basis points).

At the beginning of the period, net exposure to equities went progressively short from +44% to -7% by the end of October and a net -34% short by the end of December. We were typically long VIX futures during the fourth quarter of 2018, especially in October and December. However as risky assets rallied, we progressively reduced this position to -13% by the end of January, going long +10% by the end of February and +18% by the end of March.

Global duration exposure was progressively increased, from 0% in the beginning of the period to 96% by the end of November and further to 162% by the end of December. This was stable through January, but lowered to +143% in February. It was raised again to +155% by the end of March due to a strong bull market in duration.

US High Yield was progressively reduced from about +23% in the beginning to +8% by the end of October, and short -11% by the end of November where it remained stable through the market downturn in December. This short US High Yield position was eliminated during January, turning into a long +6.9% position by the end of February, and ended March as a +11% position. Emerging markets credit was volatile, beginning with a -7% short which was increased to -16% by the end of November, but eliminated entirely during December. We then went long emerging markets credit +8% by the end of January which was increased to +13% and +15% by the end of February and March respectively.

Shorts in international currencies versus the US dollar (USD) remained stable at 76% during October and November but were reduced significantly to 48% by end of December. In 2019 this was progressively reduced to about 30% by the end of March. The positions were volatile during January and February.

In the fourth quarter of 2018, we were mostly short the oil sector as well as metals ending with shorts in the oil sector and industrial metals at -3.3% and -7.5% respectively. However, during February these positions were reduced considerably to approximately neutral where they stayed until March as oil prices rose together with the risk-on rally. Our shorts in precious metals fluctuated in December but the overall sign did not change, ending at -6% in December 2018, and neutral by the end of March. Natural gas was long during the fourth quarter of 2018, though reduced slightly by end of December. This was reduced more during January-February, but raised again to +1.3% by the end of March.

Exposures in the grains and softs sectors were short during the fourth quarter of 2018 though the magnitude fluctuated. The short sizes were small at -3% and -1.5% respectively at the beginning of the quarter, rising to -8% and -6% by the end of November. Then grains shorts were reduced to -5% while softs stayed stable. We stayed short grains and softs during the first quarter of 2019, with the magnitude increasing from about -5% each at the beginning of March to about -8% each at the end of March. Livestock were overall long but the magnitudes fluctuated throughout the period, and ended with a large long position of +8% by the end of the first quarter of 2019.

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Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Outlook

Going forward, we expect that the sources of optimism that helped improve sentiment in the second half of the period will likely continue in the near term. At the same time, however, many of the risks that previously weighed on sentiment linger in the background: uncertainty surrounding trade negotiation, weakening manufacturing sectors and trade, especially in Europe, Brexit-related uncertainty, a slowing economy in China, and in other emerging markets the potential for delay in structural reforms in light of new governments taking over. We remain relatively cautious in our positioning overall.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI PerformanceFee Managed Futures Strategy Fund Institutional Class	–1.08%	–1.59%	–4.03%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class P	–1.24%	–1.65%	–4.07%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class R6	–1.21%	–1.52%	–3.97%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.17%	2.12%	1.98%
Lipper Alternative Managed Futures Funds Average	–2.38%	–2.57%	–4.27%

* Cumulative return

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 3.83% for Institutional Class shares, 2.63% for Class P shares and 2.62% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.90% for Institutional Class shares, 0.95% for Class P shares and 0.85% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

U.S. Treasury Obligations	85.6%

Cash & Equivalents — Net	14.4%

84	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$987.60	$989.20	$987.90

Expenses Paid During Period	$0.94	$0.69	$0.45

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.98	$1,024.23	$1,024.48

Expenses Paid During Period	$0.96	$0.71	$0.45

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.19% for Class P ,0.14% for Institutional Class and 0.09% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2019	85

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Equity Fund (the “Fund”) returned -2.46%, underperforming the S&P 500 Index (the “benchmark”), which returned -1.72%.

Market Overview

The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter. While it was one of the most difficult periods the strategy’s option portfolio has ever had to contend with, we were able to manage risk well. The benchmark underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the fourth quarter of 2018. Atypically, the index experienced two peak-to-trough corrections greater than -10%, first in October 2018 then again in December.

However, the accompanying level of implied volatility, both before and after the moves, remained muted by historical standards. This disconnect in the relationship between the behavior of the equity index and the behavior of option prices made the environment uniquely challenging for the Fund, leading to higher restructuring costs and a slower expected relative performance recovery.

In the first quarter of 2019, with market conditions stabilizing amid a powerful equity market rally, the option portfolio generated excess returns above its targeted rate. Heading into the new year, the Fund’s option portfolio had been positioned for a variety of market scenarios—both to the downside and upside—and the latter is what took hold. Over just a few weeks from its late-December lows through mid-January, the S&P 500 Index surged 17%, its fastest rate of ascent in 10 years.

The benchmark, which underlies the Fund’s index option positions, returned 13.65% in the first quarter. The CBOE Volatility Index (“VIX”), a measure of option prices that had peaked at 36 in late December, behaved more in line with typical historical levels during the quarter with an average of 16.

Portfolio Review

In the first quarter of 2019, the Fund was able to recoup the cost it spent on managing risk during market stress in the preceding months, as is the goal. The Fund’s option portfolio benefited from realized gains on both range-bound spreads and upside directional positions, as well as from mark-to-market recovery as marked-down option positions cycled through expiration.

The option portfolio had entered the year with a slightly longer-duration profile, the result of diagonal restructuring we had undertaken during the severe late-December correction to manage risk as cost-effectively as possible. During this period we had extended our range-bound zones to the downside by approximately 15%, with expirations dates pushed several weeks further out in time. This restructuring had improved the option portfolio’s resilience in the event of further equity market declines.

However, we had also taken the opportunity to position the option portfolio for a V-shaped equity rebound, which is a typical statistical path following a sharp decline. The premise is that if the market were to remain lower, the VIX would likely remain elevated, providing a favorable aftermath for heightened excess return potential. But if the market were to rally, the VIX would likely subside quickly, creating a missed opportunity for the option portfolio.

So as a hedge against this opportunity cost, during the December correction we built additional directional positions to the upside, via long call spreads and in some cases long calls. With the benchmark up 8.01% in January alone, these upside directional positions boosted performance.

Still, it is important to bear in mind that we always construct the option portfolio for multiple scenarios. Had the benchmark stayed down or continued lower, we believe that the downside directional positions and higher VIX would likely have aided the option portfolio’s relative recovery.

The other benefit of the strong equity market and accompanying VIX decline is that we were able to close out a number of longer-dated option positions and restore the option portfolio to its typical weighted-average duration of approximately six to eight weeks. With some of our strikes now 20% to 25% below the post-rally index levels, we took the opportunity to cover range-bound positions several months prior to expiration even as we were able to pocket 90% or more of their expected value.

As the quarter progressed, the benchmark sustained its climb but at a more gradual pace. The index rose 3.21% in February and 1.94% in March, with brief periods of choppiness—which can be favorable because they often keep the VIX at least in the mid-teens. The option portfolio continued to benefit from gains on range-bound positions, with positive relative performance each month.

Outlook

Looking ahead, if the VIX’s diminished responsiveness to market pullbacks persists, deploying our hedging allocation via sealed range-bound spreads is expected to improve upon the 2018 experience. If equity indexes continue to exhibit severe intraday and intraweek moves, our enhanced ability to stand pat should benefit the option portfolio. Not only would we be able to simply let the statistical path play out, but we would also be able to be more opportunistic during the brief period that the VIX is elevated.

And if the relationship between index declines and a higher VIX goes back to behaving more in line with historical standards, this would naturally be favorable for the option portfolio.

We do not know which of these lies ahead. But in keeping with the strategy’s philosophy, we believe that the Fund is positioned to anticipate either scenario.

86	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Equity Fund Institutional Class	–2.46%	11.24%	6.62%
AllianzGI PerformanceFee Structured US Equity Fund Class P	–2.59%	11.08%	6.50%
AllianzGI PerformanceFee Structured US Equity Fund Class R6	–2.46%	11.23%	6.62%
S&P 500 Index	–1.72%	9.50%	6.23%
Lipper Large-Cap Core Funds Average	–2.27%	7.57%	5.18%

* Cumulative return

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.12% for Institutional Class shares, 1.39% for Class P shares and 1.35% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.64% for Institutional Class shares, 0.64% for Class P shares and 0.64% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

Exchange-Traded Funds	100.0%

Cash & Equivalents — Net	0.0%

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Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$974.10	$975.40	$975.40

Expenses Paid During Period	$1.18	$1.18	$1.18

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.73	$1,023.73	$1,023.73

Expenses Paid During Period	$1.21	$1.21	$1.21

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.24% for Class P, 0.24% for Institutional Class and 0.24% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

88	March 31, 2019 |	Semiannual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Fixed Income (the “Fund”) returned 4.67%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 4.63%.

Market Overview

The period was characterized by a severely fluctuating equity market in the fourth quarter of 2018 followed by a strong market rally in the first quarter of 2019.

The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter. While it was one of the most difficult periods the strategy’s option portfolio has ever had to contend with, we were able to manage risk well. The S&P 500 Index underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the period. Atypically, the index experienced two peak-to-trough corrections greater than -10%, first in October 2018 then again in December.

However, the accompanying level of implied volatility, both before and after the moves, remained muted by historical standards. This disconnect in the relationship between the behavior of the equity index and the behavior of option prices made the environment uniquely challenging for the Fund, leading to higher restructuring costs and a slower expected relative performance recovery.

In the first quarter of 2019, with market conditions stabilizing amid a powerful equity market rally, the option portfolio generated excess returns above its targeted rate. Heading into the new year, the Fund’s option portfolio had been positioned for a variety of market scenarios—both to the downside and upside—and the latter is what took hold. Over just a few weeks from its late-December lows through mid-January, the S&P 500 Index surged 17%, its fastest rate of ascent in 10 years.

The S&P 500, which underlies the Fund’s index option positions, returned 13.65% in the first quarter. The CBOE Volatility Index (“VIX”), a measure of option prices that had peaked at 36 in late December, behaved more in line with typical historical levels during the quarter with an average of 16.

Portfolio Review

In the first quarter, the Fund was able to recoup the cost it spent on managing risk during market stress in the preceding months, as is the goal. The Fund’s option portfolio benefited from realized gains on both range-bound spreads and upside directional positions, as well as from mark-to-market recovery as marked-down option positions cycled through expiration.

The Fund’s option portfolio had entered the year with a slightly longer-duration profile, the result of diagonal restructuring we had undertaken during the severe late-December correction to manage risk as cost-effectively as possible. During this period we had extended our range-bound zones to the downside by approximately 15%, with expirations dates pushed several weeks further out in time. This restructuring had improved the option portfolio’s resilience in the event of further equity market declines.

However, we had also taken the opportunity to position the option portfolio for a V-shaped equity rebound, which is a typical statistical path following a sharp decline. The premise is that if the market were to remain lower, the VIX would likely remain elevated, providing a favorable aftermath for heightened excess return potential. But if the market were to rally, the VIX would likely subside quickly, creating a missed opportunity for the option portfolio.

So as a hedge against this opportunity cost, during the December correction we built additional directional positions to the upside, via long call spreads and in some cases long calls. With the S&P 500 up 8.01% in January alone, these upside directional positions boosted excess performance. For the month, the Fund’s fixed income exposure delivered positive performance, with the benchmark returning 1.06%.

Still, it is important to bear in mind that we always construct the option portfolio for multiple scenarios. Had the S&P 500 stayed down or continued lower, we believe that the downside directional positions and higher VIX would likely have aided the option portfolio’s relative recovery instead.

The other benefit of the strong equity market and accompanying VIX decline is that we were able to close out a number of longer-dated option positions and restore the option portfolio to its typical weighted-average duration of approximately six to eight weeks. With some of our strikes now 20% to 25% below the post-rally index levels, we took the opportunity to cover range-bound positions several months prior to expiration even as we were able to pocket 90% or more of their expected value.

As the quarter progressed, the S&P 500 sustained its climb but at a more gradual pace. The index rose 3.21% in February and 1.94% in March, with brief periods of choppiness—which can be favorable because they often keep the VIX at least in the mid-teens. The option portfolio continued to benefit from gains on range-bound positions, with positive relative performance each month. The benchmark returned -0.06% in February and 1.92% in March.

Outlook

Looking ahead, if the VIX’s diminished responsiveness to market pullbacks persists, deploying our hedging allocation via sealed range-bound spreads is expected to improve upon the 2018 experience. If equity indexes continue to exhibit severe intraday and intraweek moves, our enhanced ability to stand pat should benefit the option portfolio. Not only would we be able to simply let the statistical path play out, but we would also be able to be more opportunistic during the brief period that the VIX is elevated.

And if the relationship between index declines and a higher VIX goes back to behaving more in line with historical standards, this would naturally be favorable for the option portfolio.

We do not know which of these lies ahead. But in keeping with the strategy’s philosophy, we believe that the Fund is positioned to anticipate either scenario.

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Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Fixed Income Fund Institutional Class	4.67%	5.84%	3.05%
AllianzGI PerformanceFee Structured US Fixed Income Fund Class P	4.62%	5.79%	3.02%
AllianzGI PerformanceFee Structured US Fixed Income Fund R6	4.61%	5.79%	3.01%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.35%
Lipper General Bond Funds Average	3.01%	3.42%	1.75%

* Cumulative return

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 33.76% for Institutional Class shares, 1.35% for Class P shares and 1.38% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.34% for Institutional Class shares, 0.34% for Class P shares and 0.34% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

Exchange-Traded Funds	100.2%

Cash & Equivalents — Net	–0.2%

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AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,046.20	$1,046.70	$1,046.10

Expenses Paid During Period	$1.38	$1.38	$1.38

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.59	$1,023.59	$1,023.59

Expenses Paid During Period	$1.36	$1.36	$1.36

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.27% for Class P, 0.27% for Institutional Class and 0.27% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invest, which are indirectly borne by Fund shareholders.

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Unaudited

AllianzGI Preferred Securities and Income Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Preferred Securities and Income Fund (the “Fund”) returned 2.33%, underperforming the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index (the “benchmark”), which returned 3.75%.

Market Overview

Preferred market performance over the six-month period was like a Tale of Two Cities; where concerns over tighter financial conditions, global trade and slower global growth increased volatility and risk aversion driving negative returns in the fourth quarter of 2018, followed by a dovish shift in rhetoric from the US Federal Reserve (the “Fed”) which reduced expectations for additional interest rate hikes in 2019, lowering treasury interest rates and fueling a rebound in risk assets in the first quarter of 2019. The market, as represented by the benchmark, returned 3.75% for the six-month period ended March 31, 2019, composed of -4.55% for the fourth quarter of 2018, and +8.02% for the first quarter of 2019. The $25 retail market underperformed in the first half, where weak performance was exacerbated by mutual fund and exchange-traded fund outflows of -$3.7billion. The $25 sector, represented by S&P US Preferred Stock index, returned -5.66% in the fourth quarter of 2018, versus -3.97% for the $1000 institutional market, represented by the Ice BofA Merrill Lynch US Investment Grade Institutional Capital Securities Index. Returns for the two market segments were more closely aligned in the first quarter of 2019, with the $25 retail sector returning 8.02% and the $1000 institutional market returning 7.52%. Inflows into mutual funds and exchange-traded funds slowly returned in March, but at $255 million for the quarter were still dwarfed by the fourth quarter outflows. The real estate investment trust (REIT) sector, represented by the Ice BofA Merrill Lynch REIT Preferred Securities Index, posted the best three and six month trailing returns at 13.32% and 6.48% respectively, as the 2019 outlook for REITs was very sensitive to higher interest costs.

Portfolio Review

During the six-month period, the Fund posted a 2.33% return, lagging the benchmark return of 3.75%. Relative performance was hurt by the Fund’s exposure to floating rate bonds, whose prices were negatively impacted by the dovish shift in the Fed’s outlook for interest rate increases. The Fund was initially hurt by exposure to lower rated regional bank securities and pipelines, but ultimately benefited from their strong rebound in the first quarter of 2019. From a security selection basis, the portfolio benefited from agile security positioning in GE, moving from an underweight and up-in-capital structure position when leverage and corporate strategy concerns forced a CEO change, and then a move back into the preferreds as disclosure concerning its capital structure improved and their strategy to address leverage was communicated.

Outlook

While the pace of economic growth is expected to slow modestly in 2019, it will likely remain supportive of corporate earnings and support dividend and coupon payments. The Fed has shifted its outlook, no longer expecting to raise rates in 2019, reducing financial conditions headwinds. We believe that banks, roughly 55% of the preferred universe, will continue to exhibit strong fundamentals. In our view, asset quality is as good as it gets, and will continue to normalize at a reasonable pace in 2019, supported by manageable consumer leverage, low unemployment and a modest pace of late cycle loan growth. Capital levels are expected to decline modestly, as payouts to common shareholders increase. However, deregulation has been measured and we think will continue to encourage banks to maintain capital levels well above requirements. We continue to favor banks given our view that they have supportive fundamentals and limited event risk. In the fourth quarter of 2018, we reduced our underweight to the $25 market. Underperformance of that segment in late October and early November eased the valuation differential between like securities in the $25 and $1000 format. We will continue to seek opportunities to optimize value between the markets on an issuer level basis.

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AllianzGI Preferred Securities and Income Fund (cont’d)

Cumulative Total Return for the period ended March 31, 2019

	6 Month	Since Inception†
AllianzGI Preferred Securities and Income Fund Institutional Class	2.33%	4.13%
AllianzGI Preferred Securities and Income Fund Class P	2.30%	4.09%
AllianzGI Preferred Securities and Income Fund Class R6	2.36%	4.18%
ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	3.75%	4.95%
S&P 500 Financials Index	–5.67%	–4.27%
Lipper Flexible Income Funds Average	1.57%	2.89%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 3.14% for Institutional Class shares, 1.75% for Class P shares and 1.76% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.55% for Institutional Class shares, 0.60% for Class P shares and 0.50% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Industry Allocation (as of March 31, 2019)

Banks	57.3%

Insurance	11.9%

Diversified Financial Services	5.5%

Pipelines	5.4%

Miscellaneous Manufacturing	5.4%

Electric Utilities	4.9%

Mining	3.1%

Equity Real Estate Investment Trusts (REITs)	2.1%

Capital Markets	2.6%

Cash & Equivalents — Net	1.8%

Credit Ratings* (as of March 31, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

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AllianzGI Preferred Securities and Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,023.00	$1,023.30	$1,023.60

Expenses Paid During Period	$3.03	$2.77	$2.52

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.94	$1,022.19	$1,022.44

Expenses Paid During Period	$3.02	$2.77	$2.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P ,0.55% for Institutional Class and 0.50% for Class R6), multiplied by the average account value over the period, multiplied by 182/365 for the Actual example and 182/365.

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Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned -0.21%, underperforming the ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index (the “benchmark”), which returned 2.97%.

Market Overview

After a challenging finish to 2018, high-yield bonds started 2019 on a strong footing and finished with a gain for the six-month period.

In the fourth quarter of 2018 investors lost confidence in the staying power of earnings and the stability of the economy, fearing that trade wars and the US Federal Reserve’s (the “Fed’s”) path would lessen their durability. Despite asset class weakness over the three month period, there was no change in overall fundamentals to substantiate the market’s sharp selloff.

In the first quarter of 2019, investor confidence rebounded. Aside from optimism around a possible US-China trade agreement, factors that influenced sentiment included actions by the Fed and European Central Bank, corporate earnings and economic data.

The market reacted positively to Fed Chairman Jerome Powell’s dovish remarks at an economic conference in January noting that the Fed is prepared to shift its policy stance if necessary. Then in March the Fed communicated reduced projections for rate hikes in 2019 from two to zero and an end to balance sheet reductions by September of 2019. The market reaction to the Fed’s March communication was swift. The 10-year US Treasury yield dropped and triggered a short-lived yield curve inversion (3-month/10-year). Overseas, other central banks also announced dovish actions.

Fourth quarter financial results were better than expected for most high-yield issuers. Further, fourth quarter earnings growth for the S&P 500 Index was impressive, rising more than 16% on a year-over-year basis, according to Refinitiv. Additionally, on a relative basis net leverage remained low and interest coverage remained elevated, validating a continuation of a positive credit cycle.

Economic data were balanced in the first quarter. The labor market remained strong with signs of rising incomes and low unemployment, while consumer confidence and small business optimism retreated. Ongoing growth provided a supportive backdrop for risk assets.

Portfolio Review

The Fund rebounded with the broad high-yield market in the first quarter but trailed the benchmark return over the six-month reporting period.

Performance in the reporting period benefited from industry weightings and active credit selection. Industry weightings that benefited performance include retail, basic industry and real estate and support-services. Only one industry, metals/mining excluding steel, detracted from performance in the period.

The portfolio continued to stay up in quality while avoiding the lowest quality credits with average credit quality at Ba3/BB-. Emphasis remains on credit quality, liquidity and minimizing premiums paid. Average duration in the portfolio continues to remain low and well below the average yield and coupon.

Outlook

We believe the US economy and corporate earnings will deliver solid growth in 2019. While some cyclical areas of high yield have exhibited weakness, our view is that the credit profile of the overall market remains healthy and appears to not signal an economic downturn.

We believe US economic activity should slow from above-trend growth in 2018 to a moderate pace in 2019.

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Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	–0.21%	2.30%	3.20%	4.48%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–2.46%	–0.01%	2.73%	4.17%
AllianzGI Short Duration High Income Fund Class C	–0.33%	2.09%	2.94%	4.17%
AllianzGI Short Duration High Income Fund Class C (adjusted)	–1.30%	1.12%	2.94%	4.17%
AllianzGI Short Duration High Income Fund Class P	–0.06%	2.60%	3.44%	4.69%
AllianzGI Short Duration High Income Fund Institutional Class	–0.09%	2.58%	3.48%	4.77%
AllianzGI Short Duration High Income Fund Class R6	0.02%	2.67%	3.53%	4.80%
ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	2.97%	5.40%	3.83%	5.33%
Lipper High Yield Funds Average	1.73%	4.39%	3.43%	6.27%

* Cumulative return

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 0.89% for Class A shares, 1.11% for Class C shares, 0.65% for Class P shares, 0.60% for Institutional Class shares and 0.55% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Industry Allocation (as of March 31, 2019)

Retail	8.8%

Media	7.7%

Real Estate	6.2%

Commercial Services & Supplies	6.0%

Home Builders	5.8%

Telecommunications	5.5%

Healthcare-Services	4.2%

Commercial Services	3.5%

Other	40.8%

Cash & Equivalents — Net	11.5%

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AllianzGI Short Duration High Income Fund (cont’d)

S&P Ratings* (as of March 31, 2019)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$997.90	$996.70	$999.40	$999.10	$1,000.20

Expenses Paid During Period	$4.38	$5.48	$3.04	$3.04	$2.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,020.54	$1,019.45	$1,021.89	$1,021.89	$1,022.14

Expenses Paid During Period	$4.43	$5.54	$3.07	$3.07	$2.82

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.88% for Class A, 1.10% for Class C, 0.61% for Class P, 0.61% for Institutional Class and 0.56% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Short Term Bond Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Short Term Bond Fund (the “Fund”) returned 2.75%, outperforming the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index (the “benchmark”), which returned 2.40%.

Market Overview

Short-maturity US Treasuries and investment grade corporates produced a positive return over the reporting period. The asset classes exhibited relative strength during the risk off environment in the fourth quarter of 2018 and benefited from the decline in global yields and fundamental resiliency in the first quarter of 2019.

In the first half of the reporting period investors lost confidence in the staying power of earnings and the stability of the economy, fearing that trade wars and the US Federal Reserve’s (the “Fed’s”) path would lessen their durability. Consequently, in a flight-to-quality reaction, investors rotated out of risk assets into safer investments including fixed income.

In the second half of the reporting period investor confidence rebounded. Aside from optimism around a possible US-China trade agreement, factors that influenced sentiment included actions by the Fed and European Central Bank, corporate earnings and economic data.

Fixed income and risk assets reacted positively to the Fed’s shift in policy stance. In March the Fed communicated reduced projections for rate hikes in 2019 from two to zero and an end to balance sheet reductions by September of 2019. The reaction to the Fed’s March communication was swift. The 10-year US Treasury yield dropped and triggered a short-lived yield curve inversion (3-month/10-year). Overseas, other central banks also announced dovish actions.

Fourth quarter financial results were better-than-expected for most US companies. Further, fourth quarter earnings growth for the S&P 500 Index was impressive, rising more than 16% on a year-over-year basis, according to Refinitiv. Additionally, on a relative basis net leverage remained low and interest coverage remained elevated, validating a continuation of a positive credit cycle.

Economic data were balanced in the first quarter of 2019. The labor market remained strong with signs of rising incomes and low unemployment, while consumer confidence and small business optimism retreated. Ongoing growth provided a supportive backdrop for corporate credit.

Portfolio Review

The Fund provided a positive total return over the reporting period. As expected, the Fund offered stability during the risk off environment in the first half of the reporting period and benefited from the decline in global yields and fundamental resiliency in the second half of the reporting period.

The strongest-performing exposure within the Fund was corporate credit, which included select high yield bond issues, followed by government bond holdings and securitized debt exposure.

Within corporate credit, industries that contributed the most to Fund performance were banking, healthcare and capital goods. There were no industries that detracted from performance in the period.

Outlook

We believe the US economy and corporate earnings will deliver solid growth in 2019. While some cyclical areas of high yield have exhibited weakness, in our view the credit profile of the overall market remains healthy and appears to not signal an economic downturn.

We believe that US economic activity should slow from above-trend growth in 2018 to a moderate pace in 2019.

Cumulative Total Return for the period ended March 31, 2019

	6 Month	Since Inception†
AllianzGI Short Term Bond Fund Class A	2.75%	2.89%
AllianzGI Short Term Bond Fund Class A (adjusted)	0.44%	0.58%
AllianzGI Short Term Bond Fund Class P	2.88%	3.01%
AllianzGI Short Term Bond Fund Institutional Class	2.93%	3.07%
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	2.40%	2.35%
Lipper Short Invstmnt Grade Debt Funds Average	2.06%	2.10%

† The Fund began operations on August 23, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on August 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 10.12% for Class A shares, 9.87% for Class P shares and 9.90% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.64% for Class A shares, 0.49% for Class P shares, 0.39% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

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Unaudited

AllianzGI Short Term Bond Fund (cont’d)

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019 )

Corporate Bonds & Notes	79.6%

U.S. Treasury Obligations	10.8%

U.S. Government Agency Securities	5.4%

Cash & Equivalents — Net	4.2%

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Credit Ratings* (as of March 31, 2019)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,027.50	$1,028.80	$1,029.30

Expenses Paid During Period	$3.24	$2.48	$1.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,021.74	$1,022.49	$1,022.99

Expenses Paid During Period	$3.23	$2.47	$1.97

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.64% for Class A , 0.49% for Class P and 0.39% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI Structured Return Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund (the “Fund”) returned 0.02%, underperforming the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark”), which returned 1.17%.

Market Overview

The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter. While it was one of the most difficult periods the strategy has ever had to contend with, we were able to manage risk well. The S&P 500 Index underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the period. Atypically, the index experienced two peak-to-trough corrections greater than -10%, first in October then again in December.

However, the accompanying level of implied volatility, both before and after the moves, remained muted by historical standards. This disconnect in the relationship between the behavior of the equity index and the behavior of option prices made the environment uniquely challenging for the Fund, leading to higher restructuring costs and a slower expected performance recovery.

In the first quarter of 2019, with market conditions stabilizing amid a powerful equity market rally, the portfolio generated excess returns above its targeted rate. Heading into the new year, the Fund had been positioned for a variety of market scenarios—both to the downside and upside—and the latter is what took hold. Over just a few weeks from its late-December lows through mid-January, the S&P 500 Index surged 17%, its fastest rate of ascent in 10 years.

The S&P 500, which underlies the Fund’s index option positions, returned 13.65% in the first quarter of 2019. The CBOE Volatility Index (“VIX”), a measure of option prices that had peaked at 36 in late December, behaved more in line with typical historical levels during the quarter with an average of 16.

Portfolio Review

In the first quarter, the Fund was able to recoup the cost it spent on managing risk during market stress in the preceding months, as is the goal. The portfolio benefited from realized gains on both range-bound spreads and upside directional positions, as well as from mark-to-market recovery as marked-down positions cycled through expiration.

The Fund had entered the year with a slightly longer duration profile, the result of diagonal restructuring we had undertaken during the severe late-December correction to manage risk and reduce costs. During this period we had extended our range-bound zones to the downside by approximately 15%, with expiration dates pushed several weeks further out in time. This restructuring had improved the Fund’s resilience in the event of further equity market declines.

However, we had also taken the opportunity to position the portfolio for a V-shaped equity rebound, which is a typical statistical path following a sharp decline. The premise is that if the market were to remain lower, the VIX would likely remain elevated, providing a favorable aftermath for heightened profit potential. But if the market were to rally, the VIX would likely subside quickly, creating a missed opportunity for the portfolio.

So as a hedge against this opportunity cost, during the December correction we built additional directional positions to the upside, via long call spreads and in some cases long calls. With the S&P 500 up 8.01% in January alone, these upside directional positions boosted performance, with the portfolio up 1.04% for the month.

As the quarter progressed, the S&P 500 sustained its climb but at a more gradual pace. The index rose 3.21% in February and 1.94% in March, with brief periods of choppiness—which can be favorable because they often keep the VIX at least in the mid-teens. The portfolio continued to benefit from gains on range-bound positions, with positive relative performance each month.

Outlook

Looking ahead, if the VIX’s diminished responsiveness to market pullbacks persists, deploying our hedging allocation into sealed range-bound spreads is expected to improve upon the 2018 experience. If equity indexes continue to exhibit severe intraday and intraweek moves, our enhanced ability to do nothing should benefit the portfolio. Not only would we be able to simply let the statistical path play out, but we would also be better positioned to be more opportunistic during the brief period that the VIX is elevated.

And if the relationship between index declines and a higher VIX resumes behaving more in line with historical standards, this would naturally be favorable for the portfolio.

We do not know which of these lies ahead. But in keeping with the strategy’s philosophy, we believe that the Fund is positioned to anticipate either scenario.

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AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Structured Return Fund Class A	0.02%	4.82%	3.82%	3.97%
AllianzGI Structured Return Fund Class A (adjusted)	–5.48%	–0.95%	2.65%	3.04%
AllianzGI Structured Return Fund Class C	–0.33%	4.01%	3.04%	3.17%
AllianzGI Structured Return Fund Class C (adjusted)	–1.30%	3.01%	3.04%	3.17%
AllianzGI Structured Return Fund Class P	0.16%	5.04%	4.02%	4.16%
AllianzGI Structured Return Fund Institutional Class	0.19%	5.15%	4.09%	4.24%
AllianzGI Structured Return Fund Class R6	0.20%	5.12%	4.17%	4.32%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill	1.17%	2.12%	0.74%	0.60%
Lipper Absolute Return Funds Average	–0.74%	–0.19%	1.50%	2.39%

* Cumulative return

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.83% for Class C shares, 0.82% for Class P shares, 0.84% for Institutional Class shares and 0.78% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.07% for Class A shares, 1.82% for Class C shares, 0.82% for Class P shares, 0.78% for Institutional Class shares and 0.76% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

Exchange-Traded Funds	90.9%

Cash & Equivalents — Net	9.1%

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AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,000.20	$996.70	$1,001.60	$1,001.90	$1,002.00

Expenses Paid During Period	$4.94	$8.81	$3.84	$3.49	$3.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,020.00	$1,016.11	$1,021.09	$1,021.44	$1,021.54

Expenses Paid During Period	$4.99	$8.90	$3.88	$3.53	$3.43

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.77% for Class C, 0.77% for Class P, 0.70% for Institutional Class and 0.68% for Class R6), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned -3.45%, underperforming the S&P 500 (the “benchmark”) which returned -1.72%.

Market Overview

For the six-month period, the Fund mitigated risk during a severely fluctuating equity market in the fourth quarter of 2018, but lagged the benchmark in the first quarter of 2019 amid a strong market rally.

The benchmark underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the period. Atypically, the benchmark experienced two peak-to-trough corrections greater than -10%, first in October then again in December of 2018. The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment.

Market conditions stabilized amid a powerful equity-market rally in the first quarter. The benchmark was up 8.01% in January alone. As the quarter progressed, the benchmark sustained its climb but at a more gradual pace. The Index rose 3.21% in February and 1.94% in March, with brief periods of choppiness, ultimately returning 13.65% for the quarter.

Portfolio Review

Class A shares of the Fund returned -9.58% and +7.10% in the fourth and first quarters, compared with -13.52% and +13.65%, respectively, for the benchmark.

In October and December of 2018, the Fund’s long put positions, laddered into the portfolio with a one-year duration at position inception, helped cushion the portfolio against the equity market decline. In particular, these long put positions were able to further benefit the portfolio when the benchmark continued to fall in December. For the month of December, Class A shares of the Fund returned -5.56% compared to -9.03% for the benchmark.

Over just a few weeks from its late-December lows through mid-January, the benchmark surged 17%, its fastest rate of ascent in 10 years. The sharp benchmark rebound caused us to incur some losses on some of our short calls in January 2019. These shorter-duration positions, designed to help offset the cost of our hedging, were written in a moderate-CBOE Volatility Index (VIX) environment, and were therefore unable to accommodate the atypically rapid equity market ascent. For the month, Class A shares of the Fund returned +3.39% compared to +8.01% for the benchmark.

In February and March, the benchmark continued to vacillate, reaching some of the strikes of our short calls, while the VIX remained relatively muted. Still, the Fund was able to capture the majority of the equity market ascent in the second half of the quarter. Class A shares of the Fund returned +2.31% and +1.43%, respectively, in February and March compared to +3.12% and +1.94%, respectively, for the benchmark.

Outlook

Demonstrating the full scope of its benefit in the fourth quarter of 2018, the Fund’s long put positions paid off in the context of a severely decline equity market. These positions helped mitigate downside risk, as is their objective. As demonstrated in the first quarter of 2019, the Fund is also able to meaningfully participate in the upside in a steadily rising equity market environment.

Looking ahead, we believe the Fund is well positioned to help smooth potential future equity market volatility, while continually mitigating downside risk. Over the changing market environments that have occurred during the past two quarters, the Fund has shown it can provide capital appreciation and a reduced risk profile.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	–3.45%	3.96%	4.09%	5.93%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–8.76%	–1.76%	2.92%	4.99%
AllianzGI U.S. Equity Hedged Fund Class C	–3.87%	3.14%	3.31%	5.15%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–4.77%	2.17%	3.31%	5.15%
AllianzGI U.S. Equity Hedged Fund Class P	–3.40%	4.07%	4.23%	6.09%
AllianzGI U.S. Equity Hedged Fund Institutional Class	–3.37%	4.16%	4.34%	6.20%
S&P 500 Index	–1.72%	9.50%	10.91%	14.03%
Lipper Alternative Long/Short Equity Funds Average	–3.00%	0.85%	3.48%	5.71%

* Cumulative return

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 7.49% for Class A shares, 8.29% for Class C shares, 7.29% for Class P shares and 7.19% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.34% on prospectus for Class A shares, 2.09% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through March 31, 2019

Asset Allocation (as of March 31, 2019)

Exchange-Traded Funds	99.4%

Cash & Equivalents — Net	0.6%

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$965.50	$961.30	$966.00	$966.30

Expenses Paid During Period	$6.17	$9.83	$5.39	$4.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,018.65	$1,014.91	$1,019.45	$1,019.90

Expenses Paid During Period	$6.34	$10.10	$5.54	$5.09

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.10% for Class P and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2018 through March 31, 2019, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -17.47%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned -12.92%.

Market Environment

US equities broadly fell over the period. In early October, the combination of elevated interest rates and investors’ hawkish interpretation of US Federal Reserve (the “Fed”) Chairman Jerome Powell’s commentary on monetary policy provided the catalyst for a sharp selloff. Markets recovered subsequently in the first quarter of 2019. The rebound was driven primarily by the dovish commentary from the Fed and was also helped by improved trade relations between the US and China.

Against this market backdrop, the Russell Microcap index returned -11.94% and underperformed the Russell 2000 by 3.38%. Within the micro-cap universe, growth stocks underperformed value by 1.89%. Specific to the benchmark, sector performance was broadly negative. Utilities and real estate were the only positive performing sectors. In contrast, the energy sector had the weakest performance, followed by materials and consumer discretionary.

Portfolio Review

The Fund underperformed its benchmark over the six-month period. From an attribution perspective, stock selection drove relative underperformance and asset allocation was negative as well. Stock picking in the health care, consumer discretionary and industrials sectors detracted from performance. An overweight to energy detracted from returns while the overweight to information technology was partially offsetting.

A top contributor, Veracyte Inc., develops cancer diagnosis tests built on genetic sequencing and machine learning technology. The stock benefitted from delivering strong quarterly earnings results and guidance, helped by accelerating testing volumes. The largest absolute detractor was Intricon Corp., is a medical device company with a product lineup that includes hearing aids and components for continuous glucose monitoring (“CGM”) systems. The stock was weak given greater competitive pressures in the CGM industry and regulatory delays in the hearing aid business.

Outlook

We maintain the view that the current economic expansion should continue at a moderate pace. Key manufacturing and service surveys flash expansionary numbers; employment metrics remain positive; and leading indicators signal benign conditions. However, we anticipate that economic growth should decelerate in 2019, as temporary boosts from factors that include tax reform and inventory build ahead of tariffs rolls over.

On a monetary policy front, the Fed maintained its data dependent approach and signaled a pause in rate hikes for the rest of 2019. While employment conditions remained solid, the Federal Open Market Committee identified the potential for decelerating economic conditions, citing slowing household spending and business investments. Further, the central bank announced the end of the balance sheet runoff in September of 2019, helping ease financial conditions. Overall, the Fed’s flexible approach to monetary policy should help stabilize investor appetite for risk assets.

Specific to small cap equities, the asset class has the potential to generate high single digits earnings growth, while large cap equity earnings growth projections are low single digits. With small cap’s price-to-earnings multiple below historical averages, it appears to trade at reasonable valuations relative to its growth potential.

Ultimately, we believe that company-specific results will dictate performance. We continue to uncover what we believe are exciting, new positive change-based opportunities within the small cap investment universe.

Average Annual Total Return for the period ended March 31, 2019

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	–17.47%	–5.39%	0.97%	17.28%	9.77%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–22.01%	–10.60%	–0.17%	16.62%	9.22%
AllianzGI Ultra Micro Cap Fund Class P	–17.34%	–5.13%	1.27%	17.59%	10.06%
AllianzGI Ultra Micro Cap Fund Institutional Class	–17.36%	–5.14%	1.23%	17.62%	10.10%
Russell Microcap Growth Index	–12.92%	–1.43%	3.50%	14.77%	7.54%
Lipper Small-Cap Growth Funds Average	–6.44%	9.11%	8.77%	16.47%	9.55%

* Cumulative return

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 108 and 109 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 1.75% for Class P shares and 1.82% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.86% for Class A share, 1.57% for Class P shares, and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through March 31, 2019

Industry Allocation (as of March 31, 2019)

Biotechnology	14.8%

Healthcare Equipment & Supplies	11.7%

Software	8.3%

Life Sciences Tools & Services	6.7%

Banks	6.6%

Healthcare Providers & Services	4.7%

Healthcare Technology	3.7%

Pharmaceuticais	3.4%

Other	39.7%

Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$825.30	$826.60	$826.40

Expenses Paid During Period	$8.46	$7.15	$7.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (10/1/18)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (3/31/19)	$1,015.66	$1,017.10	$1,017.25

Expenses Paid During Period	$9.35	$7.90	$7.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.86% for Class A, 1.57% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

“Cash & Equivalents—Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Investment Manager will post each Fund’s holding information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. Beginning April 30, 2019, and for subsequent periods, this information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the

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Important Information (cont’d)

website until the Trust files its Form N-CSR or Form N-PORT for the last month of the Fund’s first or third fiscal quarters with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2019.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality.

With respect to AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund, AllianzGI Green Bond Fund and AllianzGI Preferred Securities and Income Fund, the presentation of credit ratings information in this report use the highest available rating provided by S&P, Moody’s or Fitch to ensure the quality of the portfolios.

With respect to AllianzGI Emerging Markets Debt Fund, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund, AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

With respect to AllianzGI Floating Rate Note Fund and AllianzGI Global High Yield Fund, the presentation of credit ratings information in this report uses the lowest available rating provided by S&P, Moody’s or Fitch to ensure the most conservative presentation of the quality of the portfolio.

Except for the methodologies described above for AllianzGI Floating Rate Note Fund, AllianzGI Global High Yield Fund and AllianzGI Green Bond Fund, securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual/Cumulative Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

Semiannual Report	| March 31, 2019	109

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S., it is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays U.S. Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Multi Asset Income Strategic Benchmark	The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Adviser it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index	The Bloomberg Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit Index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays U.S. Government Bond Index	The Bloomberg Barclays U.S. Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index is the 1-3 Year component of the U.S. Government/Credit index. The Government Index includes treasuries and agencies. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. TIPS Index	The Bloomberg Barclays U.S. Treasury U.S. TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury.

Bloomberg Barclays U.S. Universal Bond Index	The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

ICE BofA Merrill Lynch 0-3 Month US Treasury Bill Index	The ICE BofA Merrill Lynch 0-3 Month US Treasury Bill Index is a subset of ICE BofA Merrill Lynch US Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.

110	March 31, 2019 |	Semiannual Report

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

ICE BofA Merrill Lynch All Convertibles Index	The ICE BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	The ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

ICE BofA Merrill Lynch Global High Yield Constrained Index	The ICE BofA Merrill Lynch Global High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index USD but caps issuer exposure at 2%. The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

ICE BofA Merrill Lynch Green Bond Index	The ICE BofA Merrill Lynch Green Bond Index tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes.

ICE BofA Merrill Lynch High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

ICE BofA Merrill Lynch US Treasury Bill Index	The ICE BofA Merrill Lynch US Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD)	The JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

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Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across the Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index includes small cap representation across Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

S&P 500 Financials Index	The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged index of large capitalization common stocks.

112	March 31, 2019 |	Semiannual Report

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Inter-Bank Offered Rate) Index is the average interest rate at which leading banks in London borrow U.S. dollar funds from one another with a maturity of one day (overnight).

Semiannual Report	| March 31, 2019	113

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2020 Fund

	Shares	Value

Mutual Funds (a)—92.0%
AllianzGI Advanced Core Bond	414,984	$6,100,265
AllianzGI Best Styles U.S. Equity (d)	103,938	1,616,231
AllianzGI Emerging Markets Debt (b)	7,498	101,899
AllianzGI Emerging Markets Small-Cap (b)	20,212	322,982
AllianzGI Global Dynamic Allocation (d)	1,145,841	21,461,601
AllianzGI Short Duration High Income (d)	16,559	238,786

Total Mutual Funds (cost—$29,337,058)		29,841,764

Exchange-Traded Funds—6.3%
iShares TIPS Bond	2,405	271,933
Vanguard Intermediate-Term Corporate Bond	5,528	480,217
Vanguard Mortgage-Backed Securities	24,502	1,282,925

Total Exchange-Traded Funds (cost—$1,967,009)		2,035,075

	Principal Amount (000s)	Value

Short-Term Investments—4.1%

Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $841,035; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $858,273 including accrued interest
(cost—$841,000)	$841	$841,000

U.S. Treasury Obligation (c)—1.5%
U.S. Treasury Bill, 2.45%, 6/20/19 (cost—$497,333)	500	497,330

Total Short-Term Investments (cost—$1,338,333)		1,338,330

Total Investments (cost—$32,642,400)—102.4%		33,215,169

Liabilities in excess of other assets (e)—(2.4)%		(793,573)

Net Assets—100.0%		$32,421,596

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Ultra Treasury Bond	4	6/19/19		$400		$531	$11,243
Dow Jones U.S. Real Estate Index	1	6/21/19		—	(g)	34	718
E-mini S&P 500 Index	7	6/21/19		—	(g)	993	17,029

							$28,990

Short position contracts:
Euro STOXX 50 Index	(1)	6/21/19	EUR	(—	)(g)	$(37)	$(686)
Mini MSCI Emerging Markets Index	(10)	6/21/19		$(1)		(529)	(1,973)
MSCI EAFE Index	(8)	6/21/19		(—	)(g)	(747)	(9,538)
U.S. Dollar Index	(1)	6/17/19		(1)		(97)	(96)

							$(12,293)

							$16,697

(f) At March 31, 2019, the Fund pledged $326,610 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

EUR—Euro

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

114	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2025 Fund

	Shares	Value

Mutual Funds (a)—94.3%
AllianzGI Advanced Core Bond	392,011	$5,762,564
AllianzGI Best Styles U.S. Equity (d)	211,286	3,285,490
AllianzGI Emerging Markets Debt (b)	7,356	99,963
AllianzGI Emerging Markets Small-Cap (b)	21,701	346,786
AllianzGI Global Dynamic Allocation (d)	1,882,770	35,264,281

Total Mutual Funds (cost—$43,896,985)		44,759,084

Exchange-Traded Funds—1.1%
iShares TIPS Bond	1,769	200,021
Vanguard Mortgage-Backed Securities	6,642	347,775

Total Exchange-Traded Funds (cost—$529,561)		547,796

	Principal Amount (000s)	Value

Short-Term Investments—4.3%

Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $1,060,044; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $1,084,695 including accrued interest
(cost—$1,060,000)	$1,060	$1,060,000

U.S. Treasury Obligations (d)—2.1%
U.S. Treasury Bills, 2.46%, 6/20/19 (cost—$994,650)	1,000	994,660

Total Short-Term Investments (cost—$2,054,650)		2,054,660

Total Investments (cost—$46,481,196)—99.7%		47,361,540

Other assets less liabilities (e)—0.3%		120,962

Net Assets—100.0%		$47,482,502

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	6	6/21/19		$1		$206	$4,307
E-mini Russell 1000 Index	2	6/21/19		—	(g)	122	780
E-mini S&P 500 Index	21	6/21/19		1		2,980	51,088
SPI 200 Index	1	6/20/19	AUD	—	(g)	109	(198)

							$55,977

Short position contracts:
10-Year U.S. Ultra Treasury	(3)	6/19/19		$(300)		$(398)	$1,354
E-mini NASDAQ 100 Index	(1)	6/21/19		(—	)(g)	(148)	703
Euro STOXX 50 Index	(4)	6/21/19	EUR	(—	)(g)	(147)	(2,743)
FTSE 100 Index	(1)	6/21/19	GBP	(—	)(g)	(94)	519
Mini MSCI Emerging Markets Index	(9)	6/21/19	$	(—	)(g)	(476)	(1,776)
MSCI EAFE Index	(5)	6/21/19		(—	)(g)	(466)	(5,961)
U.S. Dollar Index	(2)	6/17/19		(2)		(194)	(197)

							$(8,101)

							$47,876

(f) At March 31, 2019, the Fund pledged $619,499 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	115

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2030 Fund

	Shares	Value

Mutual Funds (a)—96.2%
AllianzGI Advanced Core Bond	156,775	$2,304,591
AllianzGI Best Styles Global Equity (d)	305,587	4,296,550
AllianzGI Best Styles U.S. Equity (d)	463,178	7,202,418
AllianzGI Emerging Markets Small-Cap (b)	49,222	786,572
AllianzGI Global Dynamic Allocation (d)	2,215,515	41,496,591

Total Mutual Funds (cost—$55,080,517)		56,086,722

Exchange-Traded Funds—0.1%
iShares TIPS Bond (cost—$58,500)	531	60,040

	Principal Amount (000s)	Value

Short-Term Investments—2.3%

Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $1,047,044; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $1,071,601 including accrued interest
(cost—$1,047,000)	$1,047	$1,047,000

U.S. Treasury Obligation (c)—0.5%
U.S. Treasury Bill, 2.45%, 6/20/19 (cost—$298,400)	300	298,398

Total Short-Term Investments (cost—$1,345,400)		1,345,398

Total Investments (cost—$56,484,417)—98.6%		57,492,160

Other assets less liabilities (e)—1.4%		820,228

Net Assets—100.0%		$58,312,388

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	15	6/21/19		$2		$515	$10,766
E-mini Russell 1000 Index	3	6/21/19		—	(g)	183	1,195
E-mini S&P 500 Index	21	6/21/19		1		2,980	51,088
SPI 200 Index	4	6/20/19	AUD	—	(g)	438	(401)

							$62,648

Short position contracts:
E-mini NASDAQ 100 Index	(1)	6/21/19	$	(—)	(g)	$(148)	$713
Euro STOXX 50 Index	(11)	6/21/19	EUR	(—)	(g)	(404)	(7,544)
FTSE 100 Index	(4)	6/21/19	GBP	(—)	(g)	(376)	(2,807)
Mini MSCI Emerging Markets Index	(17)	6/21/19		$(1)		(899)	(698)
TOPIX Index	(1)	6/13/19	JPY	(10)		(143)	447
U.S. Dollar Index	(5)	6/17/19		$(5)		(484)	(492)

							$(10,381)

							$52,267

(f) At March 31, 2019, the Fund pledged $845,282 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

TOPIX—Tokyo Stock Price Index

116	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2035 Fund

	Shares	Value

Mutual Funds (a)—95.0%
AllianzGI Advanced Core Bond	85,155	$1,251,784
AllianzGI Best Styles Global Equity (d)	897,737	12,622,188
AllianzGI Best Styles U.S. Equity (d)	418,658	6,510,126
AllianzGI Emerging Markets Small-Cap (b)	40,452	646,424
AllianzGI Global Dynamic Allocation (d)	1,165,144	21,823,142

Total Mutual Funds (cost—$42,896,104)		42,853,664

	Principal Amount (000s)	Value

Short-Term Investments—3.5%

Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $1,080,045; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $1,104,507 including accrued interest
(cost—$1,080,000)	$1,080	$1,080,000

U.S. Treasury Obligation (c)—1.1%
U.S. Treasury Bill, 2.45%, 6/20/19 (cost—$497,333)	500	497,330

Total Short-Term Investments (cost—$1,577,333)		1,577,330

Total Investments (cost—$44,473,437)—98.5%		44,430,994

Other assets less liabilities (e)—1.5%		685,816

Net Assets—100.0%		$45,116,810

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	23	6/21/19		$2		$790	$16,508
E-mini Russell 1000 Index	5	6/21/19		—	(g)	304	2,059
E-mini S&P 500 Index	17	6/21/19		1		2,412	41,357
SPI 200 Index	6	6/20/19	AUD	—	(g)	657	(424)

							$59,500

Short position contracts:
E-mini NASDAQ 100 Index	(2)	6/21/19	$	(—)	(g)	$(296)	$1,421
Euro STOXX 50 Index	(17)	6/21/19	EUR	(—)	(g)	(624)	(11,658)
FTSE 100 Index	(6)	6/21/19	GBP	(—)	(g)	(563)	(1,801)
Mini MSCI Emerging Markets Index	(14)	6/21/19		$(1)		(740)	1,208
TOPIX Index	(1)	6/13/19	JPY	(10)		(144)	447
U.S. Dollar Index	(7)	6/17/19		$(7)		(678)	(689)

							$(11,072)

							$48,428

(f) At March 31, 2019, the Fund pledged $726,933 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	117

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2040 Fund

	Shares	Value

Mutual Funds (a)—95.5%
AllianzGI Advanced Core Bond	44,691	$656,959
AllianzGI Best Styles Global Equity (d)	1,508,944	21,215,752
AllianzGI Best Styles U.S. Equity (d)	516,815	8,036,478
AllianzGI Emerging Markets Small-Cap (b)	34,361	549,091
AllianzGI Global Dynamic Allocation (d)	778,876	14,588,344

Total Mutual Funds (cost—$45,829,990)		45,046,624

	Principal Amount (000s)	Value

Short-Term Investments—2.8%

Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $1,071,045; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $1,096,406 including accrued interest
(cost—$1,071,000)	$1,071	$1,071,000

U.S. Treasury Obligation (c)—0.5%
U.S. Treasury Bill, 2.42%, 5/2/19 (cost—$249,489)	250	249,489

Total Short-Term Investments (cost—$1,320,489)		1,320,489

Total Investments (cost—$47,150,479)—98.3%		46,367,113

Other assets less liabilities (e)—1.7%		795,183

Net Assets—100.0%		$47,162,296

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	34	6/21/19		$3		$1,168	$24,404
E-mini Russell 1000 Index	10	6/21/19		1		608	4,255
E-mini S&P 500 Index	17	6/21/19		1		2,412	41,357
SPI 200 Index	8	6/20/19	AUD	—	(g)	876	(820)

							$69,196

Short position contracts:
E-mini NASDAQ 100 Index	(4)	6/21/19	$	(—)	(g)	$(592)	$2,826
Euro STOXX 50 Index	(25)	6/21/19	EUR	(—)	(g)	(918)	(17,144)
FTSE 100 Index	(10)	6/21/19	GBP	(—)	(g)	(939)	(2,289)
Mini MSCI Emerging Markets Index	(14)	6/21/19		$(1)		(740)	5,108
TOPIX Index	(2)	6/13/19	JPY	(20)		(287)	894
U.S. Dollar Index	(11)	6/17/19		$(11)		(1,066)	(1,083)

							$(11,688)

							$57,508

(f) At March 31, 2019, the Fund pledged $859,239 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

118	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2045 Fund

	Shares	Value

Mutual Funds (a)—96.3%
AllianzGI Best Styles Global Equity (c)	1,207,696	$16,980,201
AllianzGI Best Styles U.S. Equity (c)	378,232	5,881,514
AllianzGI Emerging Markets Small-Cap (b)	20,279	324,057
AllianzGI Global Dynamic Allocation (c)	389,021	7,286,365

Total Mutual Funds (cost—$31,311,321)		30,472,137

	Principal Amount (000s)	Value

Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $603,025; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $619,118 including accrued interest
(cost—$603,000)	$603	$603,000

Total Investments (cost—$31,914,321)—98.2%		31,075,137

Other assets less liabilities (d)—1.8%		554,068

Net Assets—100.0%		$31,629,205

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	26	6/21/19		$3		$893	$18,662
E-mini Russell 1000 Index	7	6/21/19		—	(f)	426	2,915
E-mini S&P 500 Index	12	6/21/19		1		1,703	29,193
SPI 200 Index	6	6/20/19	AUD	—	(f)	657	(797)

							$49,973

Short position contracts:
E-mini NASDAQ 100 Index	(3)	6/21/19	$	(—	)(f)	$(444)	$2,133
Euro STOXX 50 Index	(19)	6/21/19	EUR	(—	)(f)	(697)	(13,030)
FTSE 100 Index	(7)	6/21/19	GBP	(—	)(f)	(657)	(3,782)
Mini MSCI Emerging Markets Index	(9)	6/21/19	$	(—	)(f)	(476)	4,830
TOPIX Index	(2)	6/13/19	JPY	(20)		(287)	894
U.S. Dollar Index	(8)	6/17/19		$(8)		(775)	(787)

							$(9,742)

							$40,231

(e) At March 31, 2019, the Fund pledged $672,107 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	119

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2050 Fund

	Shares	Value

Mutual Funds (a)—96.9%
AllianzGI Best Styles Global Equity (c)	1,387,239	$19,504,582
AllianzGI Best Styles U.S. Equity (c)	391,310	6,084,873
AllianzGI Emerging Markets Small-Cap (b)	19,491	311,468
AllianzGI Global Dynamic Allocation (c)	308,418	5,776,673

Total Mutual Funds (cost—$33,054,229)		31,677,596

	Principal Amount (000s)	Value

Repurchase Agreements—2.3%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $755,031; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $773,934 including accrued interest
(cost—$755,000)	$755	$755,000

Total Investments (cost—$33,809,229)—99.2%		32,432,596

Other assets less liabilities (d)—0.8%		250,263

Net Assets—100.0%		$32,682,859

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	30	6/21/19		$3		$1,031	$21,533
E-mini Russell 1000 Index	10	6/21/19		1		608	4,285
E-mini S&P 500 Index	13	6/21/19		1		1,845	31,626
SPI 200 Index	7	6/20/19	AUD	—	(f)	767	(622)

							$56,822

Short position contracts:
E-mini NASDAQ 100 Index	(4)	6/21/19	$	(—	)(f)	$(592)	$2,821
Euro STOXX 50 Index	(22)	6/21/19	EUR	(—	)(f)	(807)	(15,087)
FTSE 100 Index	(8)	6/21/19	GBP	(—	)(f)	(751)	(3,276)
Mini MSCI Emerging Markets Index	(9)	6/21/19	$	(—	)(f)	(476)	4,825
TOPIX Index	(2)	6/13/19	JPY	(20)		(287)	894
U.S. Dollar Index	(9)	6/17/19		$(9)		(872)	(886)

							$(10,709)

							$46,113

(e) At March 31, 2019, the Fund pledged $706,683 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

120	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Retirement 2055 Fund

	Shares	Value

Mutual Funds (a)—95.0%
AllianzGI Best Styles Global Equity (c)	707,290	$9,944,497
AllianzGI Best Styles U.S. Equity (c)	203,119	3,158,501
AllianzGI Emerging Markets Small-Cap (b)	10,222	163,346
AllianzGI Global Dynamic Allocation (c)	156,996	2,940,532

Total Mutual Funds
(cost—$17,076,361)		16,206,876

	Principal Amount (000s)	Value

Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $494,021; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $506,331 including accrued interest
(cost—$494,000)	$494	$494,000

Total Investments (cost—$17,570,361)—97.9%		16,700,876

Other assets less liabilities (d)—2.1%		365,709

Net Assets—100.0%		$17,066,585

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Dow Jones U.S. Real Estate Index	16	6/21/19		$2		$550	$11,484
E-mini Russell 1000 Index	5	6/21/19		—	(f)	304	2,055
E-mini S&P 500 Index	7	6/21/19		—	(f)	993	17,029
SPI 200 Index	4	6/20/19	AUD	—	(f)	438	(401)

							$30,167

Short position contracts:
E-mini NASDAQ 100 Index	(2)	6/21/19	$	(—	)(f)	$(296)	$1,416
Euro STOXX 50 Index	(11)	6/21/19	EUR	(—	)(f)	(404)	(7,544)
FTSE 100 Index	(4)	6/21/19	GBP	(—	)(f)	(376)	(365)
Mini MSCI Emerging Markets Index	(5)	6/21/19	$	(—	)(f)	(264)	2,959
TOPIX Index	(1)	6/13/19	JPY	(10)		(144)	447
U.S. Dollar Index	(5)	6/17/19		$(5)		(484)	(492)

							$(3,579)

							$26,588

(e) At March 31, 2019, the Fund pledged $409,839 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	121

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Multi Asset Income Fund

	Shares	Value

Mutual Funds—67.7%
AllianzGI Emerging Markets Debt (a)(b)	216,382	$2,940,637
AllianzGI Floating Rate Note (a)(b)	237,127	3,492,880
AllianzGI Global High Yield (a)(b)	120,499	1,765,308
AllianzGI Preferred Securities & Income (a)(d)	119,777	1,797,848
AllianzGI Short Duration High Income (a)(d)	227,489	3,280,394
Harvest Asian Bond (b)	79,210	787,343
PIMCO Income (a)(b)	548,955	6,587,459
PIMCO Senior Floating Rate (a)(b)	167,810	1,632,792

Total Mutual Funds (cost—$22,182,523)		22,284,661

Common Stock—18.0%

Equity Real Estate Investment Trusts (REITs)—11.8%
American Tower Corp.	699	137,745
Apple Hospitality REIT, Inc.	14,100	229,830
AvalonBay Communities, Inc.	1,198	240,475
Crown Castle International Corp.	1,207	154,496
EPR Properties	1,567	120,502
Gaming and Leisure Properties, Inc.	3,671	141,590
GEO Group, Inc.	5,051	96,979
Hospitality Properties Trust	5,603	147,415
Iron Mountain, Inc.	6,220	220,561
Kimco Realty Corp.	12,657	234,155
Omega Healthcare Investors, Inc.	6,600	251,790
Public Storage	551	119,997

	Shares	Value
Sabra Health Care REIT, Inc.	12,809	$249,391
Senior Housing Properties Trust	18,666	219,886
Simon Property Group, Inc.	1,940	353,487
STAG Industrial, Inc.	4,134	122,573
Uniti Group, Inc.	26,092	291,970
Ventas, Inc.	1,809	115,432
VEREIT, Inc.	21,582	180,641
Welltower, Inc.	1,606	124,626
WP Carey, Inc.	1,785	139,819

		3,893,360

Mortgage Real Estate Investment Trusts (REITs)—6.2%
AGNC Investment Corp.	18,700	336,600
Annaly Capital Management, Inc.	33,000	329,670
Blackstone Mortgage Trust, Inc., Class A	7,500	259,200
Chimera Investment Corp.	15,000	281,100
New Residential Investment Corp.	17,185	290,599
Starwood Property Trust, Inc.	12,235	273,452
Two Harbors Investment Corp.	18,780	254,093

		2,024,714

Total Common Stock (cost—$5,652,576)		5,918,074

Exchange-Traded Funds—8.8%
iShares iBoxx $ Investment Grade Corporate Bond	19,000	2,262,140
VanEck Vectors J.P. Morgan EM Local Currency Bond	19,200	640,512

Total Exchange-Traded Funds (cost—$2,830,480)		2,902,652

	Principal Amount (000s)	Value

Short-Term Investments—2.4%

U.S. Treasury Obligation (c)—1.5%
U.S. Treasury Bill, 2.48%, 6/27/19 (cost—$497,082)	$500	$497,108

Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $305,013; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $312,036 including accrued interest
(cost—$305,000)	305	305,000

Total Short-Term Investments (cost—$802,082)		802,108

Total Investments (cost—$31,467,661)—96.9%		31,907,495

Other assets less liabilities (e)—3.1%		1,036,713

Net Assets—100.0%		$32,944,208

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	30	6/21/19		$2		$2,316	$6,053
E-mini S&P 500 Index	24	6/21/19		1		3,405	58,386
Euro STOXX 50 Index	45	6/21/19	EUR	(—	)(g)	1,652	14,571
Mini MSCI Emerging Markets Index	32	6/21/19		$2		1,692	6,657
TOPIX Index	5	6/13/19	JPY	50		718	8,326
U.S. Ultra Treasury Bond	18	6/19/19		$1,800		3,024	121,715

							$215,708

Short position contracts:
10-Year U.S. Treasury Note	(41)	6/19/19		$(4,100)		$(5,093)	$(2,543)
Dow Jones U.S. Real Estate Index	(107)	6/21/19		(11)		(3,675)	(93,209)

							$(95,752)

							$119,956

122	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

(f) At March 31, 2019, the Fund pledged $948,111 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

EUR—Euro

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TOPIX—Tokyo Stock Price Index

AllianzGI Global Allocation Fund

	Shares	Value

Mutual Funds (a)—91.6%
AllianzGI Advanced Core Bond	4,616,027	$67,855,603
AllianzGI Best Styles Global Equity (d)	8,589,726	120,771,554
AllianzGI Best Styles Global Managed Volatility	2,369,889	36,662,178
AllianzGI Emerging Markets Debt (b)	1,128,925	15,342,086
AllianzGI Emerging Markets Small-Cap (b)	290,699	4,645,364
AllianzGI International Growth (b)	1,052,249	18,582,716
AllianzGI PerformanceFee Managed Futures Strategy (d)	3,221,389	30,281,056

Total Mutual Funds (cost—$292,693,292)		294,140,557

Exchange-Traded Funds—5.0%
iShares iBoxx $ Investment Grade Corporate Bond	41,257	4,912,058
iShares MBS	75,132	7,991,040
Schwab U.S. TIPS	56,611	3,113,605

Total Exchange-Traded Funds (cost—$15,969,307)		16,016,703

	Principal Amount (000s)	Value

Short-Term Investments—2.4%

Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $4,975,207; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $5,075,221 including accrued interest
(cost—$4,975,000)	$4,975	$4,975,000

U.S. Treasury Obligation (c)— 0.9%
U.S. Treasury Bill, 2.45%, 6/6/19 (cost—$2,986,800)	3,000	2,986,797

Total Short-Term Investments (cost—$7,961,800)		7,961,797

Total Investments (cost—$316,624,399)—99.0%		318,119,057

Other assets less liabilities (e)—1.0%		3,109,251

Net Assets—100.0%		$321,228,308

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	85	6/28/19	$17,000	$18,113	$62,280
10-Year U.S. Treasury Note	205	6/19/19	20,500	25,465	349,767
E-mini Russell 2000 Index	39	6/21/19	2	3,010	(18,515)
E-mini S&P 500 Index	135	6/21/19	7	19,155	250,826

					$644,358

(f) At March 31, 2019, the Fund pledged $3,317,710 in cash as collateral for futures contracts.

Glossary:

MBS—Mortgage-Backed Securities

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	123

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Best Styles Global Equity Fund

	Shares	Value

Common Stock—98.3%

Australia—2.3%
Alumina Ltd.	275,980	$475,267
Aristocrat Leisure Ltd.	29,565	515,634
BHP Group Ltd.	54,222	1,482,067
Bingo Industries Ltd.	284,191	309,187
BlueScope Steel Ltd.	42,948	426,280
Bravura Solutions Ltd.	77,079	299,766
Computershare Ltd.	38,200	464,368
CSL Ltd.	13,758	1,908,955
Flight Centre Travel Group Ltd.	14,590	435,852
Macquarie Group Ltd.	14,393	1,325,537
National Australia Bank Ltd.	56,621	1,017,376
Rio Tinto Ltd.	8,643	601,913
Sandfire Resources NL	45,773	224,975
Sonic Healthcare Ltd.	30,637	534,692
St. Barbara Ltd.	67,870	162,405
Westpac Banking Corp.	61,140	1,127,019

		11,311,293

Austria—0.4%
Erste Group Bank AG	15,288	561,890
EVN AG	15,600	227,141
OMV AG	9,104	494,360
Raiffeisen Bank International AG	20,390	458,006
voestalpine AG	13,469	409,434

		2,150,831

Bermuda—0.0%
Bank of NT Butterfield & Son Ltd.	6,457	231,677

Brazil—0.6%
Banco Bradesco S.A.	41,900	405,050
Banco do Brasil S.A.	30,200	375,788
JBS S.A.	101,500	412,704
Petroleo Brasileiro S.A.	87,300	694,547
Smiles Fidelidade S.A.	5,900	71,879
Suzano Papel e Celulose S.A.	12,870	153,016
Vale S.A.	76,719	997,944

		3,110,928

Canada—3.8%
Bank of Nova Scotia	31,321	1,667,360
Bausch Health Cos., Inc. (e)	21,600	532,908
BRP, Inc.	16,576	459,938
Canadian Apartment Properties REIT	9,004	346,119
Canadian Imperial Bank of Commerce	14,098	1,114,041
Cogeco Communications, Inc.	9,743	622,193
Dream Global Real Estate Investment Trust REIT	22,444	237,985
Exchange Income Corp.	9,638	238,651
Fairfax Financial Holdings Ltd.	1,431	662,842
Genworth MI Canada, Inc.	5,921	179,400
George Weston Ltd.	21,160	1,521,506
Husky Energy, Inc.	27,627	273,924
IA Financial Corp., Inc.	10,277	378,981
Magellan Aerospace Corp.	12,732	169,207
Magna International, Inc.	8,401	409,064
Manulife Financial Corp.	51,196	865,813
Martinrea International, Inc.	22,134	200,413
Methanex Corp.	6,471	367,530
National Bank of Canada	14,804	668,110
Northview Apartment Real Estate Investment Trust REIT	12,178	264,456
Nutrien Ltd.	24,059	1,268,888

	Shares	Value
Power Corp. of Canada	14,962	$348,873
Royal Bank of Canada	27,900	2,104,896
Suncor Energy, Inc.	39,747	1,288,167
Teck Resources Ltd. Class B	17,546	405,973
Toronto-Dominion Bank	23,249	1,261,659
Transcontinental, Inc., Class A	53,535	670,214

		18,529,111

Chile—0.2%
Banco Santander Chile	3,867,681	290,941
Empresas CMPC S.A.	79,086	278,920
Itau CorpBanca	26,844,575	236,747

		806,608

China—4.1%
58.com, Inc. ADR (e)	8,423	553,223
Agile Group Holdings Ltd.	156,909	254,689
Agricultural Bank of China Ltd., Class H	850,000	392,924
Alibaba Group Holding Ltd. ADR (e)	16,184	2,952,771
Anhui Conch Cement Co., Ltd., Class H	59,500	364,075
Autohome, Inc. ADR (e)	7,128	749,295
Baidu, Inc. ADR (e)	5,652	931,732
Bank of Communications Co., Ltd., Class H	377,961	310,081
Beijing Enterprises Holdings Ltd.	86,000	488,344
BOC Aviation Ltd. (a)	79,600	649,706
China CITIC Bank Corp., Ltd., Class H	832,000	530,536
China Communications Services Corp., Ltd., Class H	298,000	266,267
China Construction Bank Corp., Class H	1,620,188	1,390,718
China Lumena New Materials Corp. (c)(d)(e)	60,228	1,151
China Shenhua Energy Co., Ltd., Class H	261,500	596,793
China Yuchai International Ltd.	11,447	181,435
China Zhongwang Holdings Ltd.	390,000	212,795
CIFI Holdings Group Co., Ltd.	1,138,000	864,337
CITIC Ltd.	219,000	327,387
Country Garden Holdings Co., Ltd.	214,000	335,066
Country Garden Services Holdings Co., Ltd. (e)	24,597	45,926
CSPC Pharmaceutical Group Ltd.	186,000	346,544
Fosun International Ltd.	106,000	180,097
Guangzhou Automobile Group Co., Ltd., Class H	283,991	336,108
Industrial & Commercial Bank of China Ltd., Class H	1,640,000	1,204,390
Kingboard Holdings Ltd.	65,500	232,647
Postal Savings Bank of China Co., Ltd., Class H (a)	394,000	225,594
Shanghai Industrial Holdings Ltd.	152,000	358,236
Sinotrans Ltd., Class H	214,000	92,029

	Shares	Value
Sinotruk Hong Kong Ltd.	159,000	$339,353
SSY Group Ltd.	210,000	195,839
Tencent Holdings Ltd.	74,419	3,422,365
Uni-President China Holdings Ltd.	365,000	358,198
Yuzhou Properties Co., Ltd.	472,708	285,959

		19,976,610

Czech Republic—0.1%
CEZ AS	21,259	499,584

Denmark—0.2%
Demant A/S (e)	23,338	690,727
Netcompany Group A/S (a)(e)	7,534	269,759
Royal Unibrew A/S	3,048	225,097

		1,185,583

Finland—0.3%
Outokumpu Oyj	55,348	201,474
Stora Enso Oyj, Class R	27,449	336,065
UPM-Kymmene Oyj	24,829	725,178

		1,262,717

France—4.3%
Aeroports de Paris	2,693	521,037
ArcelorMittal	25,006	507,480
AXA S.A.	41,119	1,034,180
BNP Paribas S.A.	22,497	1,070,591
Cie de Saint-Gobain	19,165	694,903
Cie Generale des Etablissements Michelin SCA	9,403	1,110,908
CNP Assurances	25,929	570,905
Coface S.A.	26,406	233,480
Credit Agricole S.A.	31,895	385,098
Eiffage S.A.	8,035	772,387
Engie S.A.	76,034	1,133,883
Faurecia S.A.	6,885	289,826
Ipsen S.A.	3,773	517,395
Jacquet Metal Service S.A.	9,684	161,541
Kaufman & Broad S.A.	6,512	266,073
Kering S.A.	1,826	1,047,398
Klepierre S.A. REIT	15,094	528,124
Korian S.A.	6,364	257,711
L’Oreal S.A.	3,830	1,031,386
LVMH Moet Hennessy Louis Vuitton SE	3,817	1,405,929
Orange S.A.	69,585	1,134,448
Peugeot S.A.	27,928	681,489
Renault S.A.	5,725	378,524
Societe Generale S.A.	22,068	637,621
STMicroelectronics NV	20,325	301,467
Total S.A.	37,699	2,097,922
Unibail-Rodamco-Westfield REIT	4,026	659,993
Vinci S.A.	13,811	1,343,835

		20,775,534

Germany—1.8%
Bayer AG	22,521	1,450,170
Bayerische Motoren Werke AG	4,517	348,776
Covestro AG (a)	7,673	423,329
Deutsche Boerse AG	6,016	771,369
Deutsche Lufthansa AG	21,986	483,275
Deutsche Telekom AG	58,038	964,196
Deutz AG	33,091	277,628
DWS Group GmbH & Co. KGaA (a)(e)	13,206	459,229
Fresenius SE & Co. KGaA	13,631	761,863
HeidelbergCement AG	8,104	584,150
MTU Aero Engines AG	1,328	301,006
SAP SE	14,200	1,641,584

		8,466,575

124	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Greece—0.0%
FF Group (c)(d)(e)	19,365	$—

Hong Kong—0.7%
CK Asset Holdings Ltd.	94,500	841,597
Hang Seng Bank Ltd.	28,100	693,870
Health & Happiness H&H International Holdings Ltd. (e)	39,500	247,815
Hysan Development Co., Ltd.	111,000	594,981
IT Ltd.	244,000	113,004
Johnson Electric Holdings Ltd.	115,000	266,661
Kerry Properties Ltd.	73,257	327,519
Wharf Real Estate Investment Co., Ltd.	52,000	387,541

		3,472,988

Hungary—0.1%
Magyar Telekom Telecommunications PLC	286,755	463,114

Indonesia—0.5%
Astra International Tbk PT	1,037,200	532,578
Bank Central Asia Tbk PT	228,500	445,891
Bank Negara Indonesia Persero Tbk PT	835,745	553,135
Indah Kiat Pulp & Paper Corp. Tbk PT	358,900	217,098
Indika Energy Tbk PT	488,300	62,759
Indo Tambangraya Megah Tbk PT	156,400	263,311
Mitra Adiperkasa Tbk PT	4,042,900	275,394

		2,350,166

Ireland—0.1%
Origin Enterprises PLC	37,213	219,565
Smurfit Kappa Group PLC	15,510	435,567

		655,132

Israel—0.3%
Bank Leumi Le-Israel BM	45,817	300,172
First International Bank of Israel Ltd.	10,252	242,050
Harel Insurance Investments & Financial Services Ltd.	24,265	160,234
Hilan Ltd.	13,889	377,948
Teva Pharmaceutical Industries Ltd. ADR (e)	33,622	527,193

		1,607,597

Italy—1.3%
Amplifon SpA	14,445	281,898
Enav SpA (a)	53,340	290,913
Enel SpA	291,251	1,866,279
Eni SpA	57,089	1,008,678
Intesa Sanpaolo SpA	229,762	560,738
Iren SpA	87,670	223,812
Mediobanca Banca di Credito Finanziario SpA	33,911	353,084
Moncler SpA	15,320	618,310
Telecom Italia SpA (e)	922,657	574,672
Unipol Gruppo SpA	51,626	257,528

		6,035,912

Japan—7.0%
Aeon Co., Ltd.	27,400	573,902
AGC, Inc.	10,600	372,330
Astellas Pharma, Inc.	118,400	1,779,052
Bandai Namco Holdings, Inc.	15,500	727,739
Chubu Electric Power Co., Inc.	45,900	717,561

	Shares	Value
Dai-ichi Life Holdings, Inc.	36,800	$512,305
Daikin Industries Ltd.	7,000	822,812
East Japan Railway Co.	8,800	849,781
Exedy Corp.	5,926	128,734
Hitachi Ltd.	24,600	799,269
Honda Motor Co., Ltd.	61,800	1,678,535
Hoya Corp.	12,200	808,094
ITOCHU Corp.	59,923	1,086,031
JFE Holdings, Inc.	18,400	313,183
JVC Kenwood Corp.	79,200	192,114
JXTG Holdings, Inc.	81,800	373,412
Kajima Corp.	41,500	613,898
Kansai Electric Power Co., Inc.	44,100	650,347
Kikkoman Corp.	11,100	545,799
Mazda Motor Corp.	54,800	614,412
Mitsubishi Chemical Holdings Corp.	47,394	334,725
Mitsubishi Corp.	61,200	1,703,882
Mitsui & Co., Ltd.	101,900	1,585,608
Mitsui Matsushima Holdings Co., Ltd.	15,200	169,318
Mitsui Sugar Co., Ltd.	13,000	320,378
Nidec Corp.	6,400	814,943
Nippon Telegraph & Telephone Corp.	20,348	867,457
Nissan Motor Co., Ltd.	130,541	1,072,021
Obayashi Corp.	59,900	603,713
Recruit Holdings Co., Ltd.	63,700	1,826,307
SBI Holdings, Inc.	20,000	447,233
Secom Co., Ltd.	7,300	626,040
Shiseido Co., Ltd.	15,900	1,151,237
SoftBank Group Corp.	19,000	1,852,056
Sojitz Corp.	62,716	221,598
Sony Corp.	25,800	1,089,306
Sumitomo Electric Industries Ltd.	35,100	466,938
Sumitomo Mitsui Financial Group, Inc.	27,200	952,509
Sumitomo Rubber Industries Ltd.	37,100	445,593
Teijin Ltd.	15,800	261,269
Toyota Motor Corp.	41,649	2,453,575
Toyota Tsusho Corp.	10,200	333,274
YA-MAN Ltd.	28,900	299,035

		34,057,325

Korea (Republic of)—1.3%
Dongwon Industries Co., Ltd.	2,076	426,920
Hana Financial Group, Inc.	11,387	365,613
HDC Hyundai Development Co-Engineering & Construction (e)	1	45
Industrial Bank of Korea	18,603	230,339
KB Financial Group, Inc.	13,482	498,863
LG Corp.	2,955	201,856
LG Electronics, Inc.	8,157	540,867
POSCO	1,742	388,988
Samsung Electronics Co., Ltd. GDR	1,675	1,643,175
Shinhan Financial Group Co., Ltd.	16,842	625,380
SK Hynix, Inc.	12,764	836,888
SK Telecom Co., Ltd.	1,989	440,501

		6,199,435

Malaysia—0.4%
AirAsia Group Bhd.	305,900	199,672
CIMB Group Holdings Bhd.	379,500	479,561
Genting Bhd.	167,800	273,276
Hong Leong Financial Group Bhd.	67,900	319,165
Petronas Chemicals Group Bhd.	143,100	321,309

	Shares	Value
Petronas Dagangan Bhd.	77,000	$472,381

		2,065,364

Mexico—0.5%
Banco del Bajio S.A. (a)	59,200	117,575
Grupo Financiero Banorte S.A.B de C.V., Class O	85,600	465,039
Megacable Holdings SAB de C.V. UNIT	47,700	221,221
Ternium S.A. ADR	17,835	485,469
Wal-Mart de Mexico S.A.B de C.V.	417,300	1,115,580

		2,404,884

Netherlands—1.0%
Aegon NV	90,506	434,742
AerCap Holdings NV (e)	8,753	407,365
ASML Holding NV	7,324	1,376,544
ASR Nederland NV	8,937	372,372
Flow Traders (a)	7,809	215,317
Koninklijke Ahold Delhaize NV	57,544	1,532,038
NIBC Holding NV (a)	30,769	282,035
Signify NV (a)	9,069	242,630

		4,863,043

New Zealand—0.3%
a2 Milk Co., Ltd. (e)	41,375	404,839
Air New Zealand Ltd.	203,124	350,933
Auckland International Airport Ltd.	60,507	335,669
Oceania Healthcare Ltd.	301,697	207,632
Summerset Group Holdings Ltd.	38,100	171,288
Synlait Milk Ltd. (e)	11,224	81,110

		1,551,471

Norway—0.6%
Austevoll Seafood ASA	13,592	160,945
Elkem ASA (a)(e)	85,536	303,553
Equinor ASA	34,244	750,630
FLEX LNG Ltd. (e)	18,750	242,621
Frontline Ltd. (e)	45,718	292,259
Norsk Hydro ASA	97,631	397,046
Norwegian Finans Holding ASA (e)	26,484	205,904
Salmar ASA	5,740	275,705
Selvaag Bolig ASA	59,599	297,299
Sparebank 1 Nord Norge	21,943	162,149

		3,088,111

Peru—0.1%
Ferreycorp SAA	164,086	122,162
Volcan Cia Minera SAA, Class B	750,965	140,340

		262,502

Philippines—0.3%
Globe Telecom, Inc.	6,335	233,807
Metro Pacific Investments Corp.	1,714,000	158,383
San Miguel Corp.	48,130	159,595
SM Prime Holdings, Inc.	502,000	381,680
Vista Land & Lifescapes, Inc.	2,079,900	286,377

		1,219,842

Poland—0.1%
Asseco Poland S.A.	18,081	244,578

Qatar—0.1%
Commercial Bank PQSC	12,584	155,404
Industries Qatar QSC	8,269	281,905

		437,309

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	125

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Romania—0.1%
BRD-Groupe Societe Generale S.A.	101,864	$311,236

Singapore—0.1%
United Overseas Bank Ltd.	26,700	498,153

South Africa—0.1%
Astral Foods Ltd.	24,719	287,266

Spain—0.9%
Amadeus IT Group S.A.	11,091	888,931
Banco Santander S.A.	259,171	1,203,468
CaixaBank S.A.	107,114	334,965
International Consolidated Airlines Group S.A.	61,642	410,164
Repsol S.A.	43,006	735,758
Telefonica S.A.	106,703	893,838

		4,467,124

Sweden—0.6%
Dios Fastigheter AB	33,015	271,206
Klovern AB, Class B	183,704	252,019
Lundin Petroleum AB	8,772	297,037
Nyfosa AB (e)	17,717	106,142
SSAB AB, Class A	62,981	226,853
Swedbank AB, Class A (e)	31,229	441,357
Volvo AB, Class B	73,821	1,145,417

		2,740,031

Switzerland—1.8%
Implenia AG	6,903	205,757
Lonza Group AG (e)	3,120	968,625
Nestle S.A.	16,662	1,588,728
Novartis AG	32,685	3,141,664
Straumann Holding AG	489	399,757
Sunrise Communications Group AG (a)(e)	3,073	226,322
Swiss Life Holding AG (e)	2,273	1,001,484
Zurich Insurance Group AG	3,229	1,068,917

		8,601,254

Taiwan—1.6%
Asia Cement Corp.	219,000	285,313
China Development Financial Holding Corp.	1,547,000	517,795
E.Sun Financial Holding Co., Ltd.	538,000	415,166
Far Eastern New Century Corp.	277,000	274,229
Formosa Chemicals & Fibre Corp.	105,000	382,560
Formosa Plastics Corp.	71,000	252,724
Grand Pacific Petrochemical	296,000	230,786
Great Wall Enterprise Co., Ltd.	264,290	302,935
Hon Hai Precision Industry Co., Ltd.	1	2
Lien Hwa Industrial Corp.	243,100	265,657
Nanya Technology Corp.	196,000	391,983
Pou Chen Corp.	318,000	387,927
Powertech Technology, Inc.	52,000	123,134
President Chain Store Corp.	30,000	295,739
Ruentex Development Co., Ltd.	251,000	380,048
Taiwan Cement Corp.	229,000	307,037
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	33,259	1,362,289
Tripod Technology Corp.	76,000	245,709

	Shares	Value
Uni-President Enterprises Corp.	110,000	$267,298
United Microelectronics Corp. ADR	270,931	509,350
Yuanta Financial Holding Co., Ltd.	1,285,000	732,967

		7,930,648

Thailand—0.4%
Bangkok Dusit Medical Services PCL (c)(d)	370,700	289,831
Banpu PCL (c)(d)	378,600	193,579
Kiatnakin Bank PCL (c)(d)	256,000	561,185
PTT Global Chemical PCL (c)(d)	171,100	363,404
Thanachart Capital PCL (c)(d)	114,200	196,210
Tisco Financial Group PCL (c)(d)	96,700	269,301

		1,873,510

Turkey—0.3%
Akbank T.A.S. (e)	146,411	166,708
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	460,283	126,613
Eregli Demir ve Celik Fabrikalari T.A.S.	121,203	198,808
Haci Omer Sabanci Holding A/S	105,417	148,732
Soda Sanayii AS	182,075	244,922
TAV Havalimanlari Holding AS	50,295	211,012
Trakya Cam Sanayii AS	372,303	222,349
Turk Hava Yollari AO (e)	53,783	125,132
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (e)	48,820	45,179

		1,489,455

United Arab Emirates—0.2%
Aldar Properties PJSC	922,648	456,097
DP World PLC	17,421	278,736

		734,833

United Kingdom—4.1%
Alliance Pharma PLC	522,375	476,257
Anglo American PLC	51,710	1,383,054
Aviva PLC	121,876	655,380
BP PLC	397,316	2,885,099
British American Tobacco PLC	10,000	417,178
Diageo PLC	20,000	818,441
easyJet PLC	11,778	171,589
Greene King PLC	41,092	356,233
HSBC Holdings PLC	115,233	936,366
Informa PLC	68,189	661,231
J Sainsbury PLC	87,576	268,741
Keller Group PLC	37,415	300,686
Legal & General Group PLC	197,926	710,282
Lloyds Banking Group PLC	1,453,119	1,177,284
Marston’s PLC	212,342	284,180
Morgan Sindall Group PLC	11,799	192,710
National Express Group PLC	104,616	553,204
Rio Tinto PLC	27,010	1,569,903
Royal Dutch Shell PLC, Class A	18,868	591,963
Royal Dutch Shell PLC, Class B	79,363	2,508,313
Standard Life Aberdeen PLC	169,690	583,229
Taylor Wimpey PLC	101,667	232,532
TUI AG	30,283	290,454

	Shares	Value
Vesuvius PLC	38,406	$297,008
Vodafone Group PLC	753,707	1,373,441

		19,694,758

United States—55.3%
Abbott Laboratories	24,023	1,920,399
AbbVie, Inc.	18,089	1,457,793
ABIOMED, Inc. (e)	1,765	504,066
Adobe, Inc. (e)	11,392	3,035,854
AES Corp.	44,993	813,473
Aflac, Inc.	28,485	1,424,250
Agilent Technologies, Inc.	11,487	923,325
Align Technology, Inc. (e)	4,013	1,141,016
Allstate Corp.	14,214	1,338,675
Ally Financial, Inc.	10,781	296,370
Alphabet, Inc., Class A (e)	2,498	2,939,871
Alphabet, Inc., Class C (e)	2,671	3,133,911
Amazon.com, Inc. (e)	5,415	9,642,761
American Equity Investment Life Holding Co.	12,987	350,909
American Express Co.	13,256	1,448,881
AMETEK, Inc.	16,157	1,340,546
Antero Resources Corp. (e)	32,281	285,041
Anthem, Inc.	10,858	3,116,029
Apple, Inc.	53,322	10,128,514
Archer-Daniels-Midland Co.	70,601	3,045,021
AT&T, Inc.	144,471	4,530,611
Athene Holding Ltd., Class A (e)	23,580	962,064
AutoZone, Inc. (e)	918	940,142
Avnet, Inc.	21,467	931,024
AXA Equitable Holdings, Inc.	28,907	582,187
Bank of America Corp.	112,196	3,095,488
Baxter International, Inc.	12,325	1,002,146
Becton Dickinson and Co.	5,076	1,267,630
Berkshire Hathaway, Inc., Class B (e)	7,042	1,414,667
Best Buy Co., Inc.	12,558	892,372
BGC Partners, Inc., Class A	32,762	173,966
Boeing Co.	12,711	4,848,230
BorgWarner, Inc.	6,981	268,140
Boston Beer Co., Inc., Class A (e)	1,533	451,821
Boston Scientific Corp. (e)	54,204	2,080,350
Broadridge Financial Solutions, Inc.	10,772	1,116,949
Bunge Ltd.	16,076	853,153
CAI International, Inc. (e)	19,219	445,881
Carnival Corp.	30,553	1,549,648
Caterpillar, Inc.	8,537	1,156,678
CDW Corp.	12,746	1,228,332
Celanese Corp.	4,019	396,314
Centene Corp. (e)	8,722	463,138
Chevron Corp.	32,799	4,040,181
Cigna Corp.	4,125	663,383
Cisco Systems, Inc.	101,200	5,463,788
Citi Trends, Inc.	11,649	224,942
Citigroup, Inc.	36,142	2,248,755
Citizens Financial Group, Inc.	19,364	629,330
Comcast Corp., Class A	76,390	3,054,072
Conagra Brands, Inc.	32,373	898,027
ConocoPhillips	21,209	1,415,489
Constellation Brands, Inc., Class A	6,721	1,178,393
Costco Wholesale Corp.	14,530	3,518,294
Coty, Inc., Class A	36,713	422,200
Crown Castle International Corp. REIT	8,792	1,125,376
CSX Corp.	23,321	1,744,877
Cushman & Wakefield PLC (e)	13,731	244,412
CVS Health Corp.	43,787	2,361,433

126	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Dana, Inc.	16,290	$288,985
Danaher Corp.	11,691	1,543,446
Duke Energy Corp.	6,000	540,000
Eastman Chemical Co.	12,588	955,177
Eaton Corp. PLC	19,147	1,542,482
Edison International	10,022	620,562
Eli Lilly & Co.	22,007	2,855,628
Encompass Health Corp.	3,693	215,671
Entergy Corp.	15,756	1,506,746
EOG Resources, Inc.	8,027	764,010
Exelon Corp.	57,467	2,880,821
Exxon Mobil Corp.	39,795	3,215,436
Facebook, Inc., Class A (e)	24,911	4,152,415
FedEx Corp.	5,810	1,053,992
FLIR Systems, Inc.	16,451	782,739
Fortinet, Inc. (e)	7,896	663,027
Garmin Ltd.	10,057	868,422
Garrett Motion, Inc. (e)	1,276	18,795
General Motors Co.	52,013	1,929,682
Globus Medical, Inc., Class A (e)	9,754	481,945
GMS, Inc. (e)	14,050	212,436
Haemonetics Corp. (e)	2,624	229,548
Hartford Financial Services Group, Inc.	14,615	726,658
HCA Healthcare, Inc.	11,767	1,534,181
HEICO Corp., Class A	7,458	626,920
Herbalife Nutrition Ltd. (e)	9,067	480,460
Hewlett Packard Enterprise Co.	59,173	913,039
HollyFrontier Corp.	15,805	778,712
Home Depot, Inc.	17,113	3,283,814
HP, Inc.	83,333	1,619,160
Humana, Inc.	3,272	870,352
Illumina, Inc. (e)	5,919	1,838,974
Intel Corp.	66,121	3,550,698
Intuit, Inc.	5,148	1,345,739
Intuitive Surgical, Inc. (e)	3,768	2,149,945
Jacobs Engineering Group, Inc.	5,070	381,213
Johnson & Johnson	33,566	4,692,191
JPMorgan Chase & Co.	47,248	4,782,915
Kohl’s Corp.	5,399	371,289
Korn/Ferry International	3,757	168,238
Lam Research Corp.	2,000	358,020
Lear Corp.	3,608	489,642
Loews Corp.	30,135	1,444,371
Lululemon Athletica, Inc. (e)	7,967	1,305,552
LyondellBasell Industries NV, Class A	6,356	534,413
Macy’s, Inc.	11,565	277,907
ManTech International Corp., Class A	9,307	502,764
Marathon Petroleum Corp.	13,699	819,885
MarineMax, Inc. (e)	13,002	249,118
Mastercard, Inc., Class A	12,994	3,059,437
MasterCraft Boat Holdings, Inc. (e)	12,300	277,611
McDonald’s Corp.	2,527	479,877
McGrath RentCorp	3,634	205,575
MDC Holdings, Inc.	8,920	259,215
Mercer International, Inc.	28,751	388,426
Merck & Co., Inc.	44,241	3,679,524
Merit Medical Systems, Inc. (e)	5,184	320,527
Micron Technology, Inc. (e)	25,268	1,044,326
Microsoft Corp.	90,284	10,648,095
NetApp, Inc.	20,561	1,425,700
Netflix, Inc. (e)	7,366	2,626,421
Newmark Group, Inc., Class A	15,198	126,751
Norfolk Southern Corp.	6,245	1,167,128
Northern Oil and Gas, Inc. (e)	104,131	285,319

	Shares	Value
NVIDIA Corp.	8,266	$1,484,243
O’Reilly Automotive, Inc. (e)	4,780	1,856,074
Occidental Petroleum Corp.	11,465	758,983
Old Dominion Freight Line, Inc.	11,461	1,654,854
Ollie’s Bargain Outlet Holdings, Inc. (e)	2,925	249,590
Oracle Corp.	41,534	2,230,791
Owens Corning	6,029	284,087
PACCAR, Inc.	26,179	1,783,837
PBF Energy, Inc., Class A	5,756	179,242
Pfizer, Inc.	79,986	3,397,005
Phillips 66	8,009	762,217
Planet Fitness, Inc., Class A (e)	4,099	281,683
PNC Financial Services Group, Inc.	16,072	1,971,392
Procter & Gamble Co.	33,735	3,510,127
Progressive Corp.	14,867	1,071,762
Prudential Financial, Inc.	10,359	951,785
PulteGroup, Inc.	22,928	641,067
Quest Diagnostics, Inc.	5,828	524,054
RadNet, Inc. (e)	36,275	449,447
Ralph Lauren Corp.	4,344	563,330
Reinsurance Group of America, Inc.	7,664	1,088,135
Reliance Steel & Aluminum Co.	1,549	139,813
Robert Half International, Inc.	8,133	529,946
Ross Stores, Inc.	14,411	1,341,664
Sabre Corp.	22,706	485,681
Salesforce.com, Inc. (e)	17,853	2,827,380
Santander Consumer USA Holdings, Inc.	12,250	258,843
Simply Good Foods Co. (e)	25,564	526,363
SS&C Technologies Holdings, Inc.	22,168	1,411,880
Synovus Financial Corp.	5,577	191,626
Sysco Corp.	10,736	716,735
T Rowe Price Group, Inc.	7,380	738,886
Target Corp.	15,986	1,283,036
TE Connectivity Ltd.	9,623	777,057
Texas Instruments, Inc.	18,800	1,994,116
Thermo Fisher Scientific, Inc.	10,254	2,806,725
TJX Cos., Inc.	40,994	2,181,291
Toll Brothers, Inc.	6,942	251,300
Total System Services, Inc.	7,569	719,131
Tractor Supply Co.	6,169	603,081
Tyson Foods, Inc., Class A	15,194	1,054,919
Union Pacific Corp.	15,045	2,515,524
United Rentals, Inc. (e)	8,557	977,637
UnitedHealth Group, Inc.	15,795	3,905,472
Unum Group	17,059	577,106
Verint Systems, Inc. (e)	4,677	279,965
Verizon Communications, Inc.	59,756	3,533,372
Verso Corp., Class A (e)	11,270	241,403
Viacom, Inc. Class B	21,432	601,596
Visa, Inc., Class A	28,882	4,511,080
Vishay Intertechnology, Inc.	10,439	192,808
Vistra Energy Corp.	33,515	872,395
Voya Financial, Inc.	12,887	643,835
Walgreens Boots Alliance, Inc.	22,194	1,404,214
WellCare Health Plans, Inc. (e)	1,309	353,103
Wells Fargo & Co.	15,020	725,766
Xenia Hotels & Resorts, Inc. REIT	9,499	208,123
Zebra Technologies Corp., Class A (e)	1,630	341,534
Zoetis, Inc.	10,834	1,090,659

		267,091,425

Total Common Stock (cost—$447,189,784)		475,005,517

	Shares	Value

Exchange-Traded Funds—0.7%
iShares Core MSCI EAFE	16,241	$986,966
iShares Core MSCI Emerging Markets	10,188	526,821
iShares Core S&P 500	6,173	1,756,589

Total Exchange-Traded Funds (cost—$3,190,914)		3,270,376

Preferred Stock—0.5%

Brazil—0.1%
Petroleo Brasileiro S.A.	103,000	738,166

Colombia—0.1%
Grupo Aval Acciones y Valores S.A.	693,573	268,681

Germany—0.1%
Sixt SE	5,631	384,471

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	37,695	1,207,000

Total Preferred Stock (cost—$2,250,268)		2,598,318

	Principal Amount (000s)

Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $2,387,099; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $2,435,907 including accrued interest
(cost—$2,387,000)	$2,387	2,387,000

Total Investments (cost—$455,017,966) (b)—100.0%		483,261,211

Other assets less liabilities—0.0%		129,151

Net Assets—100.0%		$483,390,362

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,705,962, representing 0.8% of net assets.

(b) Securities with an aggregate value of $167,910,544, representing 34.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,874,661, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	127

Schedule of Investments

March 31, 2019 (Unaudited)

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	9.6%
Oil, Gas & Consumable Fuels	6.2%
Software	5.2%
Pharmaceuticals	5.1%
Insurance	4.0%
Healthcare Providers & Services	3.5%
Technology Hardware, Storage & Peripherals	3.5%
Interactive Media & Services	3.3%
Healthcare Equipment & Supplies	3.0%
Diversified Telecommunication Services	2.8%
Semiconductors & Semiconductor Equipment	2.8%
Internet & Direct Marketing Retail	2.6%
Food Products	2.6%
IT Services	2.4%
Specialty Retail	2.4%
Metals & Mining	2.3%
Food & Staples Retailing	2.3%
Automobiles	2.1%
Electric Utilities	2.0%
Road & Rail	1.8%
Trading Companies & Distributors	1.7%
Real Estate Management & Development	1.4%
Chemicals	1.4%
Life Sciences Tools & Services	1.4%
Aerospace & Defense	1.2%
Electronic Equipment, Instruments & Components	1.1%
Communications Equipment	1.1%
Textiles, Apparel & Luxury Goods	1.1%
Machinery	1.1%
Media	1.1%
Hotels, Restaurants & Leisure	0.9%
Construction & Engineering	0.9%
Household Durables	0.9%
Diversified Financial Services	0.9%
Electrical Equipment	0.9%
Auto Components	0.9%
Capital Markets	0.8%
Wireless Telecommunication Services	0.8%
Household Products	0.7%
Equity Real Estate Investment Trusts (REITs)	0.7%
Personal Products	0.7%
Biotechnology	0.7%
Exchange-Traded Funds	0.7%
Beverages	0.6%
Entertainment	0.5%
Professional Services	0.5%
Multi-Line Retail	0.5%
Building Products	0.5%

Paper & Forest Products	0.5%
Industrial Conglomerates	0.5%
Consumer Finance	0.4%
Airlines	0.4%
Commercial Services & Supplies	0.4%
Independent Power Producers & Energy Traders	0.4%
Transportation Infrastructure	0.3%
Construction Materials	0.3%
Leisure Equipment & Products	0.3%
Multi-Utilities	0.3%
Air Freight & Logistics	0.2%
Containers & Packaging	0.1%
Tobacco	0.1%
Commercial Services	0.1%
Thrifts & Mortgage Finance	0.0%
Advertising	0.0%
Repurchase Agreements	0.5%
Other assets less liabilities	0.0%

100.0%

AllianzGI Best Styles International Equity Fund

	Shares	Value

Common Stock—97.1%

Australia—3.5%
Alumina Ltd.	22,152	$38,148
Aristocrat Leisure Ltd.	3,948	68,856
Aurizon Holdings Ltd.	13,362	43,199
Australian Pharmaceutical Industries Ltd.	36,421	39,249
Bravura Solutions Ltd.	3,358	13,059
Crown Resorts Ltd.	3,011	24,625
GrainCorp Ltd., Class A	1,347	8,783
Healthscope Ltd.	23,008	39,698
IDP Education Ltd.	1,446	14,990
Macquarie Group Ltd.	1,937	178,390
Orora Ltd.	31,669	67,220
Qantas Airways Ltd.	19,559	78,704
Sandfire Resources NL	2,399	11,791
Saracen Mineral Holdings Ltd. (e)	9,428	19,418
Sims Metal Management Ltd.	4,351	33,143
South32 Ltd.	15,607	41,449
Super Retail Group Ltd.	2,954	16,865
Wesfarmers Ltd.	3,912	96,333

		833,920

Austria—0.7%
Erste Group Bank AG	153	5,623
Lenzing AG	117	12,557
Mayr Melnhof Karton AG	307	38,502
OMV AG	1,944	105,562
Telekom Austria AG	282	2,051

		164,295

Belgium—0.9%
Ageas	1,045	50,407
Barco NV	64	9,813
Cofinimmo S.A. REIT	102	13,547
Colruyt S.A.	535	39,532
UCB S.A.	1,080	92,774

		206,073

Brazil—0.4%
Banco Santander Brasil S.A. ADR	3,762	42,247
Porto Seguro S.A.	700	9,624
SLC Agricola S.A.	700	7,341
Vale S.A.	2,597	33,781

		92,993

Canada—1.0%
Canfor Corp. (e)	731	7,494
Capital Power Corp.	592	13,866
Empire Co., Ltd., Class A	1,046	22,644
Kirkland Lake Gold Ltd.	742	22,565
Methanex Corp.	605	34,362
Parkland Fuel Corp.	1,014	30,981
Rogers Communications, Inc., Class B	626	33,667
Toronto-Dominion Bank	1,411	76,660

		242,239

China—0.7%
Agricultural Bank of China Ltd., Class H	98,000	45,302
Bosideng International Holdings Ltd.	48,000	11,761
China Mobile Ltd.	2,000	20,409
China Petroleum & Chemical Corp. ADR	363	28,859
Guangdong Investment Ltd.	26,000	50,201

		156,532

128	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Denmark—0.8%
Alm Brand A/S	7,920	$68,348
Novo Nordisk A/S, Class B	1,963	102,597
Rockwool International A/S, Class B	41	9,615
Topdanmark A/S	474	23,681

		204,241

Finland—0.8%
Cramo Oyj	530	10,422
Nokia Oyj	2,033	11,580
Tieto Oyj	232	7,090
UPM-Kymmene Oyj	4,370	127,634
Valmet Oyj	1,557	39,448

		196,174

France—9.6%
Aeroports de Paris	148	28,635
Airbus SE	93	12,315
Alten S.A.	701	75,055
Amundi S.A. (a)	430	27,080
ArcelorMittal	2,474	50,223
Arkema S.A.	122	11,639
Atos SE	618	59,660
BNP Paribas S.A.	1,213	57,724
Bouygues S.A.	3,417	122,153
Casino Guichard Perrachon S.A.	611	26,490
Christian Dior SE	145	69,113
CNP Assurances	679	14,950
Credit Agricole S.A.	12,649	152,723
Dassault Aviation S.A.	18	26,552
Eiffage S.A.	635	61,041
Engie S.A.	9,458	141,046
ICADE REIT	217	18,354
Ipsen S.A.	356	48,819
Kaufman & Broad S.A.	340	13,892
Kering S.A.	315	180,685
LVMH Moet Hennessy Louis Vuitton SE	221	81,402
Orange S.A.	4,509	73,510
Peugeot S.A.	6,007	146,580
Rubis SCA	86	4,695
Safran S.A.	636	87,171
Sanofi	3,621	320,184
SCOR SE	328	13,970
Societe Generale S.A.	4,714	136,204
STMicroelectronics NV	2,618	38,831
Total S.A.	1,281	71,287
Ubisoft Entertainment S.A. (e)	749	66,790
Veolia Environnement S.A.	2,116	47,343
Wendel S.A.	161	20,289

		2,306,405

Germany—4.4%
Adidas AG	217	52,779
BASF SE	783	57,744
Bayer AG	406	26,143
Bayerische Motoren Werke AG	1,238	95,591
Covestro AG (a)	1,801	99,363
Deutsche Lufthansa AG	4,125	90,672
Deutsche Post AG	2,957	96,230
Deutsche Telekom AG	10,951	181,931
E.ON SE	1,547	17,215
HOCHTIEF AG	165	23,907
Kloeckner & Co. SE	1,902	13,988
Linde AG	226	49,854
Merck KGaA	1,003	114,513
SAP SE	198	22,890
TAG Immobilien AG	994	24,550
Wirecard AG	457	57,410
Wuestenrot & Wuerttembergische AG	2,252	43,248

		1,068,028

	Shares	Value

Greece—0.5%
Hellenic Petroleum S.A.	7,577	$72,779
Mytilineos Holdings S.A.	5,418	54,796

		127,575

Hong Kong—3.7%
AIA Group Ltd.	36,000	359,992
CK Asset Holdings Ltd.	11,500	102,417
CK Hutchison Holdings Ltd.	17,920	188,435
Henderson Land Development Co., Ltd.	6,600	42,005
Hongkong Land Holdings Ltd.	1,100	7,829
I-CABLE Communications Ltd. (e)	2,808	37
Man Wah Holdings Ltd.	48,800	28,623
Shun Tak Holdings Ltd.	112,000	44,545
Vitasoy International Holdings Ltd.	4,000	19,373
WH Group Ltd. (a)	70,000	74,874
Wheelock & Co., Ltd.	3,000	22,017

		890,147

Hungary—0.3%
OTP Bank Nyrt	1,741	76,753

Ireland—0.2%
CRH PLC	1,381	42,789
Kingspan Group PLC	377	17,373

		60,162

Israel—0.3%
Israel Discount Bank Ltd., Class A	23,662	81,999

Italy—4.9%
A2A SpA	23,808	43,500
Assicurazioni Generali SpA	3,692	68,452
Davide Campari-Milano SpA	6,087	59,803
Enel SpA	37,048	237,396
Eni SpA	12,543	221,616
ERG SpA	544	10,303
EXOR NV	457	29,679
Fiat Chrysler Automobiles NV (e)	9,372	139,977
Fiat Chrysler Automobiles NV (e)	2,951	43,822
Fincantieri SpA (e)	7,202	8,865
Interpump Group SpA	418	13,653
Intesa Sanpaolo SpA	26,648	65,035
Recordati SpA	1,298	50,578
Snam SpA	16,413	84,431
Societa Cattolica di Assicurazioni SC	7,555	72,284
Telecom Italia SpA	39,550	22,461
UnipolSai Assicurazioni SpA	7,466	20,162

		1,192,017

Japan—23.8%
Aeon Fantasy Co., Ltd.	200	5,169
AEON REIT Investment Corp. REIT	6	7,072
AGC, Inc.	600	21,075
Aisin Seiki Co., Ltd.	1,500	53,699
Alfresa Holdings Corp.	2,900	82,641
ANA Holdings, Inc.	1,400	51,363
Anritsu Corp.	3,600	66,964
AOI Electronics Co., Ltd.	1,400	30,607
Aoyama Trading Co., Ltd.	300	6,825
Asahi Kasei Corp.	11,300	117,026
Astellas Pharma, Inc.	8,100	121,709
Bandai Namco Holdings, Inc.	1,900	89,207
Brother Industries Ltd.	1,200	22,287
Dai-ichi Life Holdings, Inc.	5,900	82,136
Daiwa House Industry Co., Ltd.	400	12,739

	Shares	Value
Daiwa Office Investment Corp. REIT	2	$14,227
Enigmo, Inc. (e)	400	10,353
Fancl Corp.	3,000	77,804
FUJIFILM Holdings Corp.	3,300	150,309
Heiwado Co., Ltd.	1,700	36,223
Hikari Tsushin, Inc.	200	37,961
Hitachi Ltd.	3,400	110,468
Hokuhoku Financial Group, Inc.	1,900	19,804
Honda Motor Co., Ltd.	3,900	105,927
Hosiden Corp.	2,100	17,668
Japan Airlines Co., Ltd.	2,200	77,527
Japan Best Rescue System Co., Ltd.	1,000	13,734
Japan Post Holdings Co., Ltd.	6,000	70,223
JFE Holdings, Inc.	5,700	97,019
Kajima Corp.	3,500	51,775
Kamigumi Co., Ltd.	500	11,597
Kansai Electric Power Co., Inc.	4,800	70,786
Keio Corp.	400	25,875
Kinden Corp.	4,000	66,376
Kobe Bussan Co., Ltd.	500	18,994
Kohnan Shoji Co., Ltd.	400	9,933
Komeri Co., Ltd.	300	7,360
Kurita Water Industries Ltd.	900	23,045
KYORIN Holdings, Inc.	1,700	33,219
Marubeni Corp.	17,500	121,334
Matsumotokiyoshi Holdings Co., Ltd.	1,000	33,413
Medipal Holdings Corp.	1,200	28,553
Megmilk Snow Brand Co., Ltd.	1,500	36,585
Mitsubishi Chemical Holdings Corp.	14,600	103,114
Mitsubishi Corp.	7,100	197,673
Mitsubishi Gas Chemical Co., Inc.	2,100	30,079
Mitsubishi Tanabe Pharma Corp.	1,600	21,431
Mitsui & Co., Ltd.	10,500	163,385
Morinaga Milk Industry Co., Ltd.	1,300	44,197
Nichi-iko Pharmaceutical Co., Ltd.	700	9,299
Nihon Unisys Ltd.	800	21,239
Nintendo Co., Ltd.	300	86,007
Nippon Electric Glass Co., Ltd.	1,900	50,481
Nippon Flour Mills Co., Ltd.	2,900	49,838
Nippon Suisan Kaisha Ltd.	3,600	27,523
Nippon Telegraph & Telephone Corp.	2,600	110,841
Nippon Television Holdings, Inc.	2,700	40,534
Nishimatsu Construction Co., Ltd.	800	17,774
Nissan Motor Co., Ltd.	18,500	151,925
Nisshin Oillio Group Ltd.	2,000	59,175
Nisshin Seifun Group, Inc.	500	11,494
Obayashi Corp.	8,300	83,653
Okinawa Cellular Telephone Co.	1,800	57,251
Okumura Corp.	700	22,261
ORIX Corp.	5,900	84,769
Pan Pacific International Holdings Corp.	500	33,127
Prima Meat Packers Ltd.	1,000	18,582
Riso Kyoiku Co., Ltd.	1,900	8,767
Rohm Co., Ltd.	900	56,389
SEC Carbon Ltd.	100	8,817
Seino Holdings Co., Ltd.	2,300	30,736
Sekisui Chemical Co., Ltd.	6,200	99,905
Shin-Etsu Chemical Co., Ltd.	800	67,319
Shindengen Electric Manufacturing Co., Ltd.	500	18,498

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	129

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Shionogi & Co., Ltd.	2,200	$136,579
SoftBank Group Corp.	600	58,486
Sojitz Corp.	23,300	82,327
Sompo Holdings, Inc.	3,400	125,912
Sony Corp.	5,300	223,772
Sony Financial Holdings, Inc.	2,000	37,744
Sumitomo Corp.	9,700	134,484
Sumitomo Dainippon Pharma Co., Ltd.	1,000	24,819
Sumitomo Electric Industries Ltd.	3,100	41,240
Sumitomo Forestry Co., Ltd.	400	5,568
Sushiro Global Holdings Ltd.	600	41,352
Suzuken Co., Ltd.	500	29,002
Systena Corp.	1,200	13,085
Taisei Corp.	2,000	93,046
Taisho Pharmaceutical Holdings Co., Ltd.	100	9,553
Takeda Pharmaceutical Co., Ltd.	5,300	217,047
TIS, Inc.	500	23,725
Tohoku Electric Power Co., Inc.	1,400	17,876
Tokio Marine Holdings, Inc.	3,200	155,029
Tokyo Broadcasting System Holdings, Inc.	500	9,164
Tokyo Electron Ltd.	1,000	145,058
Tomy Co., Ltd.	800	8,274
Towa Pharmaceutical Co., Ltd.	300	7,912
Toyota Motor Corp.	1,200	70,693
Tsumura & Co.	400	12,183
USS Co., Ltd.	700	13,018
Valor Holdings Co., Ltd.	1,700	41,249
Warabeya Nichiyo Holdings Co., Ltd.	700	11,522

		5,724,413

Korea (Republic of)—0.9%
Asiana Airlines, Inc. (e)	3,147	9,746
Daeduck Electronics Co.	892	7,513
JYP Entertainment Corp. (e)	453	12,328
POSCO	138	30,815
RFHIC Corp.	708	17,999
Samsung Electronics Co., Ltd. GDR	70	68,808
Samwha Capacitor Co., Ltd.	342	16,784
SK Hynix, Inc.	472	30,947
SK Telecom Co., Ltd.	140	31,006

		225,946

Mexico—0.2%
Wal-Mart de Mexico S.A.B de C.V.	20,400	54,536

Netherlands—3.5%
Aalberts Industries NV	728	25,201
ASR Nederland NV	1,943	80,958
BE Semiconductor Industries NV	2,163	57,745
ING Groep NV	7,432	90,056
Koninklijke Ahold Delhaize NV	5,735	152,687
Koninklijke DSM NV	1,205	131,447
Koninklijke KPN NV	21,056	66,839
Koninklijke Philips NV	733	29,949
Unilever NV	3,430	199,974

		834,856

New Zealand—0.8%
Air New Zealand Ltd.	24,662	42,608
Auckland International Airport Ltd.	2,679	14,862
Contact Energy Ltd.	2,709	12,819
Fonterra Co-operative Group Ltd. UNIT	17,136	49,611
New Zealand Refining Co., Ltd.	29,024	41,581
Trade Me Group Ltd.	1,746	7,587
Trade Me Group Ltd.	3,013	13,173

		182,241

	Shares	Value

Norway—1.8%
Austevoll Seafood ASA	2,179	$25,802
Equinor ASA	8,027	175,952
Grieg Seafood ASA	728	8,838
Mowi ASA	1,700	37,980
Orkla ASA	883	6,781
Salmar ASA	494	23,728
SpareBank 1 SR Bank ASA	5,431	62,608
Telenor ASA	4,383	87,765

		429,454

Portugal—0.4%
Altri SGPS S.A.	800	6,270
Galp Energia SGPS S.A.	4,474	71,690
NOS SGPS S.A.	1,178	7,536

		85,496

Russian Federation—0.3%
Novolipetsk Steel PJSC GDR	1,966	50,522
X5 Retail Group NV GDR	1,019	25,394

		75,916

Singapore—1.8%
Best World International Ltd.	18,600	29,858
DBS Group Holdings Ltd.	9,200	171,735
Oversea-Chinese Banking Corp., Ltd.	10,000	81,756
QAF Ltd.	64,800	40,211
Singapore Airlines Ltd.	5,400	38,560
Singapore Technologies Engineering Ltd.	10,800	29,866
Venture Corp., Ltd.	2,600	34,544

		426,530

Spain—2.9%
ACS Actividades de Construccion y Servicios S.A.	1,818	79,923
Banco Santander S.A.	14,854	68,975
Cia de Distribucion Integral Logista Holdings S.A.	1,131	26,650
CIE Automotive S.A.	1,641	44,185
Ence Energia y Celulosa S.A.	4,347	24,222
Endesa S.A.	1,812	46,243
Iberdrola S.A.	8,275	72,653
International Consolidated Airlines Group S.A.	12,639	84,099
International Consolidated Airlines Group S.A.	5,064	33,735
Melia Hotels International S.A.	3,837	35,637
Red Electrica Corp. S.A.	2,212	47,152
Repsol S.A.	6,187	105,849
Telefonica S.A.	4,665	39,078

		708,401

Sweden—2.1%
Boliden AB	933	26,590
Bravida Holding AB (a)	761	6,713
Electrolux AB, Ser. B	1,581	40,712
Loomis AB, Class B	773	26,657
Nobina AB (a)	11,074	71,393
SAS AB (e)	5,875	11,826
Skandinaviska Enskilda Banken AB, Class A	8,252	71,487
SSAB AB, Class B	7,308	22,277
Svenska Cellulosa AB SCA, Class B	3,559	30,902
Swedish Orphan Biovitrum AB (e)	1,170	27,446
Volvo AB, Class B	11,001	170,693

		506,696

Switzerland—7.7%
Adecco Group AG	1,894	101,148
Baloise Holding AG	687	113,544
Flughafen Zurich AG	262	47,815

	Shares	Value
Nestle S.A.	4,422	$421,639
Novartis AG	2,997	288,070
OC Oerlikon Corp. AG (e)	4,600	58,918
Pargesa Holding S.A.	218	17,097
Partners Group Holding AG	183	133,126
Roche Holding AG	976	268,942
Sunrise Communications Group AG (a)(e)	504	37,119
Swiss Life Holding AG (e)	307	135,264
Zurich Insurance Group AG	690	228,415

		1,851,097

Taiwan—1.0%
Center Laboratories, Inc. (e)	6,000	16,250
China Development Financial Holding Corp.	101,000	33,806
Compeq Manufacturing Co., Ltd.	6,000	4,627
Formosa Chemicals & Fibre Corp.	22,000	80,155
Formosa Plastics Corp.	17,000	60,511
HannStar Display Corp.	140,000	31,040
Mitac Holdings Corp.	19,545	20,047

		246,436

Thailand—0.1%
PTT PCL (c)(d)	19,800	29,950

Turkey—0.1%
Soda Sanayii AS	11,099	14,930
Vestel Beyaz Esya Sanayi ve Ticaret AS	2,300	6,987

		21,917

United Kingdom—17.0%
3i Group PLC	885	11,349
Admiral Group PLC	1,390	39,318
Anglo American PLC	2,739	73,258
AstraZeneca PLC	1,341	107,040
Auto Trader Group PLC (a)	4,562	31,028
Barratt Developments PLC	5,353	41,814
BCA Marketplace PLC	3,205	8,251
Bellway PLC	896	35,546
Berkeley Group Holdings PLC	1,836	88,265
BP PLC	50,740	368,447
British American Tobacco PLC	2,389	99,664
Carnival PLC	2,056	101,623
Centrica PLC	26,952	40,148
Coca-Cola HBC AG (e)	3,131	106,765
Compass Group PLC	5,913	139,123
Computacenter PLC	727	10,477
Dart Group PLC	4,276	44,221
Direct Line Insurance Group PLC	20,102	92,474
EI Group PLC (e)	2,530	7,019
Electrocomponents PLC	8,550	62,616
Experian PLC	2,372	64,199
Firstgroup PLC (e)	9,880	11,704
GlaxoSmithKline PLC	3,738	77,660
Glencore PLC (e)	11,233	46,551
Highland Gold Mining Ltd.	12,810	30,533
HSBC Holdings PLC	24,668	200,448
JD Sports Fashion PLC	2,698	17,677
Legal & General Group PLC	39,681	142,400
Man Group PLC	27,382	48,506
Moneysupermarket.com Group PLC	3,211	15,568
National Express Group PLC	12,590	66,575
OneSavings Bank PLC	10,539	52,689
Persimmon PLC	3,857	109,098
Plus500 Ltd.	1,827	17,894
QinetiQ Group PLC	2,565	10,073
RELX PLC	6,063	129,744
Rio Tinto PLC	4,444	258,299
Royal Dutch Shell PLC, Class A	3,789	118,876

130	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Royal Dutch Shell PLC, Class A	12,852	$403,886
Royal Dutch Shell PLC, Class B	3,555	112,358
Smith & Nephew PLC	4,068	80,787
Spirent Communications PLC	4,151	7,774
SSE PLC	3,128	48,396
Standard Life Aberdeen PLC	13,580	46,675
Tate & Lyle PLC	2,467	23,334
Taylor Wimpey PLC	23,278	53,241
TESCO PLC	54,945	166,291
TUI AG	9,060	86,897
TUI AG	1,015	9,748
Vodafone Group PLC	28,417	51,783
WPP PLC	7,320	77,329

		4,095,439

Total Common Stock (cost—$23,321,910)		23,398,877

Exchange-Traded Funds—1.0%
iShares Core MSCI EAFE (cost—$237,561)	3,977	241,682

Preferred Stock—0.6%

Brazil—0.2%
Cia Brasileira de Distribuicao	1,600	37,375
Cia de Gas de Sao Paulo—COMGAS, Class A	500	10,459

		47,834

Germany—0.4%
Volkswagen AG	569	89,706

Total Preferred Stock (cost—$129,037)		137,540

	Principal Amount (000s)

Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $186,008; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $193,165 including accrued interest
(cost—$186,000)	$186	186,000

Total Investments (cost—$23,874,508) (b)—99.5%		23,964,099

Other assets less liabilities—0.5%		118,235

Net Assets—100.0%		$24,082,334

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $347,570, representing 1.4% of net assets.

(b) Securities with an aggregate value of $22,512,587, representing 93.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $29,950, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Pharmaceuticals	8.8%
Insurance	8.5%
Oil, Gas & Consumable Fuels	8.1%
Banks	6.4%
Food Products	4.2%
Metals & Mining	3.7%
Chemicals	3.6%
Automobiles	3.5%
Food & Staples Retailing	3.1%
Household Durables	3.1%
Trading Companies & Distributors	3.0%
Construction & Engineering	2.6%
Diversified Telecommunication Services	2.6%
Airlines	2.3%
Electric Utilities	2.3%
Hotels, Restaurants & Leisure	2.2%
Electronic Equipment, Instruments & Components	1.7%
Capital Markets	1.7%
Semiconductors & Semiconductor Equipment	1.6%
Textiles, Apparel & Luxury Goods	1.6%
Machinery	1.4%
Personal Products	1.3%
Professional Services	1.2%
Multi-Utilities	1.2%
Industrial Conglomerates	1.2%
Technology Hardware, Storage & Peripherals	1.1%

IT Services	1.1%
Wireless Telecommunication Services	1.1%
Road & Rail	1.0%
Exchange-Traded Funds	1.0%
Healthcare Providers & Services	0.9%
Diversified Financial Services	0.9%
Real Estate Management & Development	0.9%
Beverages	0.7%
Aerospace & Defense	0.7%
Paper & Forest Products	0.7%
Auto Components	0.6%
Media	0.6%
Air Freight & Logistics	0.5%
Specialty Retail	0.5%
Software	0.5%
Healthcare Equipment & Supplies	0.5%
Containers & Packaging	0.4%
Transportation Infrastructure	0.4%
Tobacco	0.4%
Gas Utilities	0.4%
Entertainment	0.4%
Leisure Equipment & Products	0.4%
Equity Real Estate Investment Trusts (REITs)	0.2%
Thrifts & Mortgage Finance	0.2%
Water Utilities	0.2%
Building Products	0.2%
Internet & Direct Marketing Retail	0.2%
Construction Materials	0.2%
Diversified Consumer Services	0.2%
Commercial Services & Supplies	0.1%
Multi-Line Retail	0.1%
Interactive Media & Services	0.1%
Household Products	0.1%
Biotechnology	0.1%
Independent Power Producers & Energy Traders	0.1%
Communications Equipment	0.1%
Electrical Equipment	0.0%
Repurchase Agreements	0.8%
Other assets less liabilities	0.5%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	131

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value

Common Stock—99.4%

Aerospace & Defense—2.0%
Boeing Co.	3,386	$1,291,488
Huntington Ingalls Industries, Inc.	920	190,624
Northrop Grumman Corp.	1,512	407,635

		1,889,747

Air Freight & Logistics—0.2%
Atlas Air Worldwide Holdings, Inc. (a)	704	35,594
FedEx Corp.	1,057	191,751

		227,345

Airlines—0.6%
Allegiant Travel Co.	771	99,821
Delta Air Lines, Inc.	6,524	336,965
SkyWest, Inc.	1,747	94,845
WestJet Airlines Ltd.	679	9,872

		541,503

Auto Components—0.4%
Lear Corp.	1,532	207,908
Magna International, Inc.	3,274	159,418

		367,326

Automobiles—0.4%
General Motors Co.	11,122	412,626

Banks—4.5%
Bank of America Corp.	40,816	1,126,113
Bank of Nova Scotia	2,755	146,661
Bank of NT Butterfield & Son Ltd.	846	30,355
Cadence BanCorp	7,455	138,290
Citizens Financial Group, Inc.	9,278	301,535
Comerica, Inc.	4,602	337,419
Cullen/Frost Bankers, Inc.	2,118	205,594
JPMorgan Chase & Co.	9,510	962,697
Laurentian Bank of Canada	2,195	66,605
Regions Financial Corp.	21,240	300,546
Synovus Financial Corp.	4,764	163,691
Umpqua Holdings Corp.	9,747	160,826
Wells Fargo & Co.	6,679	322,729

		4,263,061

Beverages—1.4%
Coca-Cola Co.	711	33,318
Constellation Brands, Inc., Class A	2,224	389,934
Keurig Dr Pepper, Inc.	4,431	123,935
PepsiCo, Inc.	6,019	737,628

		1,284,815

Biotechnology—2.5%
AbbVie, Inc.	9,645	777,291
Amgen, Inc.	4,713	895,376
Biogen, Inc. (a)	685	161,920
Gilead Sciences, Inc.	8,299	539,518
Myriad Genetics, Inc. (a)	277	9,196

		2,383,301

Capital Markets—2.0%
Apollo Investment Corp.	3,242	49,084
Bank of New York Mellon Corp.	5,189	261,681
BlackRock, Inc.	704	300,868
E*TRADE Financial Corp.	5,753	267,112
Interactive Brokers Group, Inc., Class A	1,693	87,833
Morgan Stanley	9,953	420,017
S&P Global, Inc.	881	185,494
T Rowe Price Group, Inc.	2,892	289,547

		1,861,636

	Shares	Value

Chemicals—1.5%
Air Products & Chemicals, Inc.	2,468	$471,289
Celanese Corp.	1,246	122,868
Eastman Chemical Co.	2,550	193,494
Huntsman Corp.	2,110	47,454
LyondellBasell Industries NV, Class A	4,277	359,610
Trinseo S.A.	712	32,254
Westlake Chemical Corp.	2,427	164,696

		1,391,665

Commercial Services & Supplies—0.9%
Brady Corp., Class A	666	30,909
Copart, Inc. (a)	3,628	219,821
KAR Auction Services, Inc.	3,321	170,401
McGrath RentCorp	688	38,920
Transcontinental, Inc., Class A, Class A	2,489	31,160
Waste Management, Inc.	3,288	341,656

		832,867

Communications Equipment—1.8%
Cisco Systems, Inc.	27,496	1,484,509
Juniper Networks, Inc.	10,225	270,656

		1,755,165

Construction & Engineering—0.0%
WSP Global, Inc.	278	15,192

Consumer Finance—1.3%
American Express Co.	1,678	183,405
Capital One Financial Corp.	4,623	377,653
Discover Financial Services	5,098	362,774
Green Dot Corp., Class A (a)	1,524	92,431
Santander Consumer USA Holdings, Inc.	11,645	246,059
World Acceptance Corp. (a)	119	13,938

		1,276,260

Containers & Packaging—0.3%
CCL Industries, Inc., Class B	1,683	68,134
Graphic Packaging Holding Co.	14,624	184,701

		252,835

Diversified Consumer Services—0.1%
H&R Block, Inc.	4,003	95,832

Diversified Financial Services—1.2%
Berkshire Hathaway, Inc., Class B (a)	5,340	1,072,752
Jefferies Financial Group, Inc.	4,040	75,912

		1,148,664

Diversified Telecommunication Services—2.9%
AT&T, Inc.	45,970	1,441,619
CenturyLink, Inc.	2,102	25,203
Verizon Communications, Inc.	21,056	1,245,041

		2,711,863

Electric Utilities—3.1%
American Electric Power Co., Inc.	6,366	533,152
Duke Energy Corp.	4,010	360,900
Emera, Inc.	744	27,820
Entergy Corp.	4,068	389,023
Exelon Corp.	11,140	558,448
NextEra Energy, Inc.	3,318	641,436
Portland General Electric Co.	2,014	104,406
PPL Corp.	9,555	303,276

		2,918,461

Electrical Equipment—0.4%
AMETEK, Inc.	3,299	273,718
Regal Beloit Corp.	1,222	100,045

		373,763

	Shares	Value

Electronic Equipment, Instruments & Components—0.2%
Arrow Electronics, Inc. (a)	2,161	$166,527

Energy Equipment & Services—0.0%
Nordic American Offshore Ltd.	28	83

Entertainment—1.4%
Activision Blizzard, Inc.	2,652	120,746
Netflix, Inc. (a)	1,603	571,566
Take-Two Interactive Software, Inc. (a)	2,577	243,191
Walt Disney Co.	3,735	414,697

		1,350,200

Equity Real Estate Investment Trusts (REITs)—1.8%
Apple Hospitality REIT, Inc.	4,679	76,268
Brixmor Property Group, Inc.	6,517	119,717
Canadian Apartment Properties REIT	1,118	42,977
CubeSmart	4,451	142,610
Dream Global Real Estate Investment Trust	4,708	49,921
Extra Space Storage, Inc.	3,059	311,743
Gaming and Leisure Properties, Inc.	6,045	233,156
Hospitality Properties Trust	3,355	88,270
Life Storage, Inc.	2,142	208,352
Monmouth Real Estate Investment Corp.	948	12,495
National Storage Affiliates Trust	2,620	74,696
Pebblebrook Hotel Trust	2,970	92,248
RPT Realty	2,742	32,932
Spirit Realty Capital, Inc.	2,766	109,893
STORE Capital Corp.	2,936	98,356
Xenia Hotels & Resorts, Inc.	2,452	53,723

		1,747,357

Food & Staples Retailing—1.8%
Costco Wholesale Corp.	2,562	620,363
Empire Co., Ltd., Class A	3,515	76,095
George Weston Ltd.	657	47,241
Kroger Co.	12,395	304,917
SpartanNash Co.	531	8,427
Walmart, Inc.	6,535	637,358

		1,694,401

Food Products—0.9%
Archer-Daniels-Midland Co.	8,320	358,842
Kraft Heinz Co.	2,936	95,860
Tyson Foods, Inc., Class A	6,010	417,274

		871,976

Healthcare Equipment & Supplies—2.9%
Abbott Laboratories	11,565	924,506
Align Technology, Inc. (a)	998	283,761
CONMED Corp.	738	61,387
Cutera, Inc. (a)	1,108	19,567
Danaher Corp.	3,760	496,395
IntriCon Corp. (a)	777	19,487
Medtronic PLC	6,981	635,830
Merit Medical Systems, Inc. (a)	335	20,713
STERIS PLC	2,099	268,735

		2,730,381

Healthcare Providers & Services—5.5%
AmerisourceBergen Corp.	3,999	318,000
Anthem, Inc.	2,386	684,734
BioTelemetry, Inc. (a)	396	24,798
Cardinal Health, Inc.	5,236	252,113
Centene Corp. (a)	6,360	337,716
Chemed Corp.	659	210,926

132	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Cigna Corp.	2,225	$357,825
CVS Health Corp.	9,218	497,127
Encompass Health Corp.	2,571	150,146
Humana, Inc.	1,258	334,628
Laboratory Corp. of America Holdings (a)	598	91,482
Patterson Cos., Inc.	9,387	205,106
Quest Diagnostics, Inc.	3,171	285,136
UnitedHealth Group, Inc.	5,653	1,397,761
Universal Health Services, Inc., Class B	728	97,385

		5,244,883

Hotels, Restaurants & Leisure—0.9%
BJ’s Restaurants, Inc.	1,035	48,935
Brinker International, Inc.	897	39,809
Carnival Corp.	3,534	179,244
Restaurant Brands International, Inc.	4,616	300,548
Royal Caribbean Cruises Ltd.	2,327	266,721

		835,257

Household Products—0.6%
Procter & Gamble Co.	5,789	602,345

Independent Power Producers & Energy Traders—0.3%
AES Corp.	15,501	280,258
Capital Power Corp.	1,368	32,041

		312,299

Insurance—3.3%
Aflac, Inc.	10,168	508,400
Allstate Corp.	3,846	362,216
American Equity Investment Life Holding Co.	3,559	96,164
CNA Financial Corp.	1,356	58,783
Fairfax Financial Holdings Ltd.	235	108,852
Loews Corp.	6,479	310,538
Manulife Financial Corp.	1,521	25,723
Old Republic International Corp.	8,540	178,657
Power Corp. of Canada	3,728	86,927
Principal Financial Group, Inc.	5,411	271,578
Progressive Corp.	7,066	509,388
Prudential Financial, Inc.	4,913	451,406
Torchmark Corp.	290	23,766
Universal Insurance Holdings, Inc.	3,359	104,129

		3,096,527

Interactive Media & Services—3.8%
Alphabet, Inc., Class A (a)	1,030	1,212,197
Alphabet, Inc., Class C (a)	1,035	1,214,376
Facebook, Inc., Class A (a)	7,325	1,221,004

		3,647,577

Internet & Direct Marketing Retail—3.5%
Amazon.com, Inc. (a)	1,839	3,274,799
PetMed Express, Inc.	2,645	60,253

		3,335,052

IT Services—4.2%
Amdocs Ltd.	1,498	81,057
Black Knight, Inc. (a)	2,360	128,620
Broadridge Financial Solutions, Inc.	1,206	125,050
CACI International, Inc., Class A (a)	838	152,533
DXC Technology Co.	3,155	202,898
International Business Machines Corp.	2,747	387,602
Mastercard, Inc., Class A	4,656	1,096,255
PayPal Holdings, Inc. (a)	10,129	1,051,795
Visa, Inc., Class A	5,049	788,603

		4,014,413

	Shares	Value

Life Sciences Tools & Services—0.2%
PerkinElmer, Inc.	474	$45,675
Thermo Fisher Scientific, Inc.	635	173,812

		219,487

Machinery—1.1%
Caterpillar, Inc.	2,840	384,791
Ingersoll-Rand PLC	3,525	380,524
PACCAR, Inc.	4,190	285,507

		1,050,822

Media—1.2%
Cogeco Communications, Inc.	593	37,869
Comcast Corp., Class A	27,603	1,103,568

		1,141,437

Metals & Mining—0.7%
IAMGOLD Corp. (a)	3,004	10,408
Nucor Corp.	6,046	352,784
OceanaGold Corp.	9,229	29,006
Reliance Steel & Aluminum Co.	1,622	146,402
Teck Resources Ltd., Class B, Class B	5,067	117,238

		655,838

Mortgage Real Estate Investment Trusts (REITs)—1.5%
AGNC Investment Corp.	11,752	211,536
Annaly Capital Management, Inc.	26,392	263,656
Anworth Mortgage Asset Corp.	5,962	24,087
Arbor Realty Trust, Inc.	7,124	92,398
ARMOUR Residential REIT, Inc.	8,739	170,673
Chimera Investment Corp.	6,470	121,248
Invesco Mortgage Capital, Inc.	2,674	42,249
Ladder Capital Corp.	3,871	65,884
MFA Financial, Inc.	27,464	199,663
New York Mortgage Trust, Inc.	2,737	16,668
Two Harbors Investment Corp.	13,594	183,927

		1,391,989

Multi-Line Retail—0.9%
Kohl’s Corp.	3,617	248,741
Macy’s, Inc.	6,826	164,029
Target Corp.	6,099	489,506

		902,276

Multi-Utilities—1.9%
Algonquin Power & Utilities Corp.	3,997	44,954
Ameren Corp.	5,456	401,289
CenterPoint Energy, Inc.	10,261	315,013
MDU Resources Group, Inc.	3,741	96,630
NorthWestern Corp.	2,109	148,495
Public Service Enterprise Group, Inc.	5,468	324,854
WEC Energy Group, Inc.	5,542	438,261

		1,769,496

Oil, Gas & Consumable Fuels—4.1%
ARC Resources Ltd.	5,019	34,252
Atmos Energy Corp.	2,650	272,765
Canadian Natural Resources Ltd.	3,103	85,194
Chesapeake Energy Corp. (a)	36,317	112,583
Chevron Corp.	2,480	305,486
EOG Resources, Inc.	3,580	340,744
Exxon Mobil Corp.	9,595	775,276
Husky Energy, Inc.	2,042	20,247
Marathon Petroleum Corp.	7,996	478,561
Occidental Petroleum Corp.	7,677	508,217
Pioneer Natural Resources Co.	347	52,841
Suncor Energy, Inc.	10,308	334,074
Valero Energy Corp.	6,681	566,749

		3,886,989

	Shares	Value

Paper & Forest Products—0.3%
Domtar Corp.	1,908	$94,732
Louisiana-Pacific Corp.	7,154	174,415

		269,147

Personal Products—0.6%
Estee Lauder Cos., Inc., Class A	3,421	566,347

Pharmaceuticals—4.8%
Allergan PLC	2,028	296,919
Bausch Health Cos., Inc. (a)	2,492	61,482
Johnson & Johnson	11,789	1,647,984
Merck & Co., Inc.	7,344	610,801
Pfizer, Inc.	35,963	1,527,349
Zoetis, Inc.	3,997	402,378

		4,546,913

Professional Services—0.3%
FTI Consulting, Inc. (a)	1,979	152,027
Insperity, Inc.	1,365	168,796
Navigant Consulting, Inc.	436	8,489

		329,312

Real Estate Management & Development—0.1%
Jones Lang LaSalle, Inc.	413	63,676

Road & Rail—1.9%
Avis Budget Group, Inc. (a)	6,010	209,509
Hertz Global Holdings, Inc. (a)	10,723	186,258
Kansas City Southern	2,042	236,831
Ryder System, Inc.	2,631	163,096
Union Pacific Corp.	5,748	961,066

		1,756,760

Semiconductors & Semiconductor Equipment—3.9%
Applied Materials, Inc.	2,211	87,688
Cabot Microelectronics Corp.	1,235	138,271
Cirrus Logic, Inc. (a)	319	13,420
Cohu, Inc.	960	14,160
Intel Corp.	17,599	945,066
KLA-Tencor Corp.	3,260	389,277
Lam Research Corp.	2,429	434,815
Micron Technology, Inc. (a)	6,504	268,810
NVIDIA Corp.	3,076	552,327
ON Semiconductor Corp. (a)	11,289	232,215
Rudolph Technologies, Inc. (a)	1,092	24,898
Texas Instruments, Inc.	6,062	642,996

		3,743,943

Software—7.0%
Adobe, Inc. (a)	3,621	964,960
Alteryx, Inc., Class A (a)	2,088	175,121
Intuit, Inc.	1,339	350,028
Microsoft Corp.	34,790	4,103,133
Oracle Corp.	10,876	584,150
Salesforce.com, Inc. (a)	2,620	414,929

		6,592,321

Specialty Retail—2.7%
American Eagle Outfitters, Inc.	2,536	56,223
Best Buy Co., Inc.	1,094	77,740
Buckle, Inc.	2,945	55,130
Burlington Stores, Inc. (a)	1,257	196,947
Home Depot, Inc.	5,001	959,642
MarineMax, Inc. (a)	2,087	39,987
O’Reilly Automotive, Inc. (a)	1,171	454,699
Ross Stores, Inc.	5,054	470,527
Tailored Brands, Inc.	1,982	15,539
Tractor Supply Co.	1,941	189,752

		2,516,186

Technology Hardware, Storage & Peripherals—5.3%
Apple, Inc.	19,571	3,717,511
Dell Technologies, Inc. Class C (a)	5,978	350,849

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	133

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Hewlett Packard Enterprise Co.	23,723	$366,046
HP, Inc.	20,219	392,855
NetApp, Inc.	2,928	203,028

		5,030,289

Textiles, Apparel & Luxury Goods—0.6%
Deckers Outdoor Corp. (a)	1,611	236,801
Lululemon Athletica, Inc. (a)	867	142,075
PVH Corp.	1,927	234,998

		613,874

Thrifts & Mortgage Finance—0.1%
Genworth MI Canada, Inc.	2,481	75,172

Tobacco—0.5%
Altria Group, Inc.	4,981	286,059
British American Tobacco PLC ADR	4,476	186,739

		472,798

	Shares	Value

Trading Companies & Distributors—0.6%
Aircastle Ltd.	3,249	$65,760
Finning International, Inc.	1,874	33,319
HD Supply Holdings, Inc. (a)	2,362	102,393
MSC Industrial Direct Co., Inc., Class A	1,371	113,395
United Rentals, Inc. (a)	1,072	122,476
WW Grainger, Inc.	440	132,409

		569,752

Wireless Telecommunication Services—0.5%
Rogers Communications, Inc., Class B	1,465	78,789
T-Mobile U.S., Inc. (a)	5,169	357,178

		435,967

Total Common Stock (cost—$82,150,281)		94,253,996

	Principal Amount (000s)	Value

Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $307,013; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $317,511 including accrued interest
(cost—$307,000)	$307	$307,000

Total Investments (cost—$82,457,281)—99.7%		94,560,996

Other assets less liabilities (b)—0.3%		260,115

Net Assets—100.0%		$94,821,111

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation
Long position contracts:
E-mini S&P 500 Index	2	6/21/19	$—	(d)	$284	$1,801

(c) At March 31, 2019, the Fund pledged $191,670 in cash as collateral for futures contracts.

(d) Notional amount rounds to less than 500.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

134	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Convertible Fund

	Principal Amount (000s)	Value

Convertible Bonds & Notes—78.8%

Aerospace & Defense—0.7%
Aerojet Rocketdyne Holdings, Inc.,
2.25%, 12/15/23	$2,500	$3,717,488

Apparel & Textiles—0.1%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	2,340	608,400

Auto Manufacturers—1.4%
Tesla, Inc.,
2.375%, 3/15/22	6,720	7,350,000

Biotechnology—5.9%
Amicus Therapeutics, Inc.,
3.00%, 12/15/23	1,075	2,460,406
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	3,750	3,846,094
Exact Sciences Corp.,
0.375%, 3/15/27	4,220	4,316,119
Illumina, Inc.,
zero coupon, 8/15/23 (a)(b)	5,030	5,377,424
0.50%, 6/15/21	575	780,233
Insmed, Inc.,
1.75%, 1/15/25	3,880	3,932,788
Intercept Pharmaceuticals, Inc.,
3.25%, 7/1/23	3,880	3,858,918
Medicines Co.,
2.75%, 7/15/23	2,465	2,086,044
3.50%, 1/15/24 (a)(b)	710	918,909
PTC Therapeutics, Inc.,
3.00%, 8/15/22	3,355	3,499,479

		31,076,414

Commercial Services—3.2%
Chegg, Inc. (a)(b),
0.125%, 3/15/25	4,450	4,406,238
Euronet Worldwide, Inc.,
0.75%, 3/15/49 (a)(b)	4,930	5,322,561
1.50%, 10/1/44	375	737,350
Square, Inc. (a)(b),
0.50%, 5/15/23	5,420	6,543,444

		17,009,593

Computers—1.8%
Lumentum Holdings, Inc.,
0.25%, 3/15/24	3,055	3,611,749
Pure Storage, Inc. (a)(b),
0.125%, 4/15/23	2,445	2,629,706
Rapid7, Inc. (a)(b),
1.25%, 8/1/23	2,525	3,449,956

		9,691,411

Diversified Financial Services—1.5%
GS Finance Corp. (Fidelity National Information Services, Inc.) (d)(e),
zero coupon, 6/5/23	3,350	4,185,490
LendingTree, Inc.,
0.625%, 6/1/22	2,150	3,780,592

		7,966,082

Electric Utilities—1.1%
NRG Energy, Inc. (a)(b),
2.75%, 6/1/48	5,310	6,051,953

Electronics—2.0%
Fortive Corp. (a)(b),
0.875%, 2/15/22	4,225	4,451,275
II-VI, Inc.,
0.25%, 9/1/22	3,040	3,187,808
OSI Systems, Inc.,
1.25%, 9/1/22	2,940	2,987,775

		10,626,858

	Principal Amount (000s)	Value

Energy-Alternate Sources—0.3%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	$1,620	$1,616,663

Entertainment—0.9%
Live Nation Entertainment, Inc.,
2.50%, 3/15/23	3,925	4,535,741

Equity Real Estate Investment Trusts (REITs)—1.4%
Blackstone Mortgage Trust, Inc.,
4.375%, 5/5/22	3,030	3,068,478
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	1,650	1,899,472
IIP Operating Partnership L.P. (a)(b),
3.75%, 2/21/24	2,085	2,529,475

		7,497,425

Healthcare-Products—3.6%
CONMED Corp. (a)(b),
2.625%, 2/1/24	4,975	5,532,287
Insulet Corp. (a)(b),
1.375%, 11/15/24	5,410	6,529,194
Wright Medical Group, Inc. (a)(b),
1.625%, 6/15/23	6,347	7,120,541

		19,182,022

Healthcare-Services—2.2%
Anthem, Inc.,
2.75%, 10/15/42	1,275	5,065,844
Molina Healthcare, Inc.,
1.125%, 1/15/20	1,105	3,805,876
Teladoc Health, Inc. (a)(b),
1.375%, 5/15/25	2,070	2,675,845

		11,547,565

Internet—9.4%
Boingo Wireless, Inc. (a)(b),
1.00%, 10/1/23	995	896,569
Booking Holdings, Inc.,
0.35%, 6/15/20	2,060	2,790,927
Ctrip.com International Ltd.,
1.99%, 7/1/25	3,520	3,990,878
Etsy, Inc.,
zero coupon, 3/1/23	1,525	2,948,830
IAC FinanceCo., Inc. (a)(b),
0.875%, 10/1/22	2,145	3,153,780
MercadoLibre, Inc. (a)(b),
2.00%, 8/15/28	1,895	2,552,328
Okta, Inc.,
0.25%, 2/15/23	2,115	3,829,208
Palo Alto Networks, Inc. (a)(b),
0.75%, 7/1/23	6,560	7,296,290
Q2 Holdings, Inc.,
0.75%, 2/15/23	1,135	1,489,426
RingCentral, Inc.,
zero coupon, 3/15/23	3,080	4,405,292
Twitter, Inc. (a)(b),
0.25%, 6/15/24	3,425	3,177,991
Wayfair, Inc. (a)(b),
1.125%, 11/1/24	2,660	3,869,579
Wix.com Ltd. (a)(b),
zero coupon, 7/1/23	4,790	5,274,968
Zendesk, Inc.,
0.25%, 3/15/23	2,585	3,777,387

		49,453,453

Lodging—1.0%
Caesars Entertainment Corp.,
5.00%, 10/1/24	3,615	5,147,218

	Principal Amount (000s)	Value

Machinery-Diversified—1.0%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	$3,320	$5,417,552

Media—4.4%
DISH Network Corp.,
2.375%, 3/15/24	2,485	2,059,124
3.375%, 8/15/26	6,500	5,538,001
Liberty Media Corp.,
1.00%, 1/30/23	3,625	4,068,997
2.125%, 3/31/48 (a)(b)	5,745	5,543,925
2.25%, 12/1/48 (a)(b)	2,020	2,259,357
World Wrestling Entertainment, Inc.,
3.375%, 12/15/23	1,015	3,582,990

		23,052,394

Oil, Gas & Consumable Fuels—2.9%
Chesapeake Energy Corp.,
5.50%, 9/15/26	5,510	5,119,309
Ensco Jersey Finance Ltd.,
3.00%, 1/31/24	4,280	3,311,903
Oasis Petroleum, Inc.,
2.625%, 9/15/23	3,570	3,341,990
Transocean, Inc.,
0.50%, 1/30/23	3,230	3,618,035

		15,391,237

Pharmaceuticals—4.2%
Array BioPharma, Inc. (a)(b),
2.625%, 12/1/24	1,580	2,778,266
DexCom, Inc. (a)(b),
0.75%, 12/1/23	2,870	2,963,242
Herbalife Nutrition Ltd.,
2.625%, 3/15/24	6,055	6,413,055
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	4,070	4,643,185
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	1,015	1,374,172
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	2,150	3,892,844

		22,064,764

Pipelines—1.2%
Cheniere Energy, Inc.,
4.25%, 3/15/45	8,060	6,342,213

Retail—0.7%
RH (a)(b),
zero coupon, 6/15/23	4,280	3,661,845

Semiconductors—9.4%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	1,685	5,509,459
Cree, Inc. (a)(b),
0.875%, 9/1/23	4,650	5,339,892
Cypress Semiconductor Corp.,
2.00%, 2/1/23	5,315	5,462,720
Inphi Corp.,
0.75%, 9/1/21	1,615	1,692,478
1.125%, 12/1/20	2,730	3,358,732
Intel Corp.,
3.25%, 8/1/39	1,720	4,520,332
Microchip Technology, Inc.,
1.625%, 2/15/27	12,345	13,583,203
Novellus Systems, Inc.,
2.625%, 5/15/41	510	2,820,374
ON Semiconductor Corp.,
1.625%, 10/15/23	5,865	7,233,625

		49,520,815

Software—15.1%
Akamai Technologies, Inc. (a)(b),
0.125%, 5/1/25	6,515	6,509,430

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	135

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
Alteryx, Inc. (a)(b),
0.50%, 6/1/23	$1,790	$3,569,157
Atlassian, Inc. (a)(b),
0.625%, 5/1/23	3,025	4,523,030
Benefitfocus, Inc. (a)(b),
1.25%, 12/15/23	4,125	4,740,863
DocuSign, Inc. (a)(b),
0.50%, 9/15/23	4,525	4,660,688
Envestnet, Inc. (a)(b),
1.75%, 6/1/23	5,860	6,753,149
Five9, Inc. (a)(b),
0.125%, 5/1/23	1,935	2,726,251
j2 Global, Inc.,
3.25%, 6/15/29	2,450	3,279,364
LivePerson, Inc. (a)(b),
0.75%, 3/1/24	5,200	5,375,760
MongoDB, Inc. (a)(b),
0.75%, 6/15/24	1,205	2,664,356
New Relic, Inc. (a)(b),
0.50%, 5/1/23	4,430	4,989,878
Pluralsight, Inc. (a)(b),
0.375%, 3/1/24	4,895	5,248,604
RealPage, Inc.,
1.50%, 11/15/22	2,605	4,020,219
ServiceNow, Inc.,
zero coupon, 6/1/22	2,795	5,184,707
Splunk, Inc. (a)(b),
1.125%, 9/15/25	6,330	6,956,935
Twilio, Inc. (a)(b),
0.25%, 6/1/23	1,625	3,099,793
Workday, Inc.,
0.25%, 10/1/22	4,005	5,674,589

		79,976,773

Telecommunications—2.2%
GCI Liberty, Inc. (a)(b),
1.75%, 9/30/46	5,675	6,226,353
Viavi Solutions, Inc.,
1.00%, 3/1/24	4,820	5,444,037

		11,670,390

Transportation—1.2%
Air Transport Services Group, Inc.,
1.125%, 10/15/24	6,390	6,405,231

Total Convertible Bonds & Notes (cost—$372,774,894)		416,581,500

	Shares

Convertible Preferred Stock—16.5%

Banks—5.2%
Bank of America Corp., Ser. L (c),
7.25%	10,010	13,031,719
Wells Fargo & Co., Ser. L (c),
7.50%	11,095	14,338,623

		27,370,342

Chemicals—0.8%
International Flavors & Fragrances, Inc.,
6.00%, 9/15/21	83,945	4,192,213

Electric Utilities—3.2%
American Electric Power Co., Inc.,
6.125%, 3/15/22	101,510	5,222,690
CenterPoint Energy, Inc., Ser. B,
7.00%, 9/1/21	76,260	4,029,578
NextEra Energy, Inc.,
6.123%, 9/1/19	122,890	7,601,976

		16,854,244

Electronics—1.0%
Fortive Corp., Ser. A,
5.00%, 7/1/21	5,100	5,374,580

	Shares	Value

Equity Real Estate Investment Trusts (REITs)—1.3%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	5,905	$6,992,996

Hand/Machine Tools—0.9%
Colfax Corp.,
5.75%, 1/15/22	20,095	2,675,247
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	20,755	2,031,629

		4,706,876

Healthcare-Products—2.6%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	128,160	7,974,893
Danaher Corp., Ser. A,
4.75%, 4/15/22	5,275	5,554,522

		13,529,415

Insurance—1.0%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	53,500	5,546,880

Investment Companies—0.5%
Mandatory Exchangeable Trust (a)(b),
5.75%, 6/1/19	13,200	2,686,662

Total Convertible Preferred Stock (cost—$79,326,414)		87,254,208

	Principal Amount (000s)

Repurchase Agreements—5.4%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $28,689,195; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $29,262,927 including accrued interest
(cost—$28,688,000)	$28,688	28,688,000

Total Investments (cost—$480,789,308)—100.7%		532,523,708

Liabilities in excess of other assets—(0.7)%		(3,931,063)

Net Assets—100.0%		$528,592,645

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $191,971,436, representing 36.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $191,971,436, representing 36.3% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

REIT—Real Estate Investment Trust

136	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Core Bond Fund

	Principal Amount (000s)	Value

U.S. Government Agency Securities—37.0%
Fannie Mae, MBS, 30 Year,
3.00%, 7/1/47 Pool	$988	$984,814
3.50%, 4/1/48 Pool	849	866,315
4.00%, 6/1/48 Pool	3,164	3,268,392
4.50%, 10/1/48 Pool	1,407	1,473,573
Ginnie Mae, MBS, 30 Year,
3.50%, 2/20/48 Pool	1,365	1,395,298
4.00%, 3/20/48 Pool	466	481,671
4.50%, 10/20/48 Pool	1,180	1,226,342
United States Small Business Administration, ABS,
3.20%, 3/1/39 Series 2019-20, Class C1	90	92,514
3.37%, 1/1/39 Series 2019-20, Class A1	220	226,445
3.50%, 5/1/38 Series 2018-20, Class E1	440	457,256
3.53%, 9/1/38 Series 2018-20, Class I1	232	241,640
3.54%, 7/1/38 Series 2018-20, Class G1	198	206,946
3.54%, 12/1/38 Series 2018-20, Class L1	300	312,471
3.58%, 8/1/38 Series 2018-20, Class H1	240	251,137
3.60%, 6/1/38 Series 2018-20, Class F1	187	196,235
3.77%, 10/1/38 Series 2018-20, Class J1	150	158,304

Total U.S. Government Agency Securities
(cost—$11,626,638)		11,839,353

U.S. Treasury Obligations—23.5%
U.S. Treasury Bonds,
3.375%, 11/15/48	1,069	1,193,104
4.50%, 5/15/38	429	552,907
U.S. Treasury Notes,
2.375%, 3/15/22	885	889,287
2.375%, 2/29/24	1,786	1,798,837
2.50%, 2/28/21	261	262,101
2.50%, 2/28/26	1,058	1,070,812
2.625%, 2/15/29	477	486,391
3.125%, 5/15/19	1,250	1,250,879

Total U.S. Treasury Obligations (cost—$7,428,664)		7,504,318

Corporate Bonds & Notes—22.1%

Aerospace & Defense—1.6%
L3 Technologies, Inc., 3.95%, 5/28/24	335	344,739
Northrop Grumman Corp., 2.93%, 1/15/25	55	54,330
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	100	124,742

		523,811

Banks—5.8%
Corestates Capital III, 3 mo. USD-LIBOR-BBA + .570% (a)(b)(d),
3.254%, 2/15/27	190	175,275
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d),
5.10%, 6/30/23	85	81,513
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
3.586%, 2/1/27	305	282,888
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d),
5.70%, 4/15/23	85	82,925

	Principal Amount (000s)	Value
Huntington National Bank,
3.125%, 4/1/22	$135	$136,149
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (d),
3.688%, 2/2/37	365	310,706
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (c)(d),
5.00%, 9/15/26	230	225,178
State Street Corp., 3 mo. LIBOR + 1.00% (d),
3.611%, 6/15/47	235	187,706
Synchrony Bank, 3.00%, 6/15/22	205	202,689
Synovus Financial Corp., 3.125%, 11/1/22	190	187,118

		1,872,147

Biotechnology—0.2%
Celgene Corp., 4.55%, 2/20/48	65	66,175

Electric Utilities—3.1%
Alabama Power Co., 2.80%, 4/1/25	130	127,186
Duke Energy Florida LLC, 3.40%, 10/1/46	58	53,974
Duke Energy Progress LLC, 4.10%, 3/15/43	25	25,971
Jersey Central Power & Light Co. (a)(b),
4.30%, 1/15/26	105	109,142
NextEra Energy Capital Holdings, Inc.,
2.90%, 4/1/22	160	160,304
4.80%, 12/1/77 (converts to FRN on 12/1/27) (d)	95	85,114
PacifiCorp, 4.15%, 2/15/50	96	99,901
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	30	29,040
Sempra Energy, 3.55%, 6/15/24	170	170,308
Toledo Edison Co., 6.15%, 5/15/37	75	93,101
Virginia Electric & Power Co., Ser. B,
3.80%, 9/15/47	30	29,142

		983,183

Insurance—1.3%
Brighthouse Financial, Inc., 4.70%, 6/22/47	70	55,940
Liberty Mutual Insurance Co. (a)(b),
8.50%, 5/15/25	55	67,341
Massachusetts Mutual Life Insurance Co. (a)(b),
5.375%, 12/1/41	50	57,606
MetLife, Inc. (a)(b), 9.25%, 4/8/38	45	60,637
Northwestern Mutual Life Insurance Co. (a)(b),
3.85%, 9/30/47	30	29,314
Nuveen Finance LLC (a)(b), 4.125%, 11/1/24	100	105,163
Teachers Insurance & Annuity Assoc. of America (a)(b),
4.27%, 5/15/47	30	31,040

		407,041

Internet—0.3%
Amazon.com, Inc., 2.80%, 8/22/24	100	100,354

Media—2.1%
Charter Communications Operating LLC,
4.50%, 2/1/24	88	91,781
Comcast Corp., 4.25%, 10/15/30	155	164,959

	Principal Amount (000s)	Value
Time Warner Cable LLC, 4.50%, 9/15/42	$25	$22,008
Walt Disney Co. (a)(b), 3.00%, 9/15/22	260	262,790
6.20%, 12/15/34	112	146,857

		688,395

Miscellaneous Manufacturing—2.4%
General Electric Co. (d),
3 mo. USD-LIBOR-BBA + 1.000%, 3.611%, 3/15/23	166	163,123
3 mo. USD-LIBOR-BBA + 1.000%, 3.787%, 4/15/23	280	271,666
5.00%, 1/21/21, Ser. D (converts to FRN on 1/21/21) (c)	340	317,688

		752,477

Oil, Gas & Consumable Fuels—0.6%
Boston Gas Co. (a)(b), 3.15%, 8/1/27	113	110,703
NiSource, Inc., 3.49%, 5/15/27	70	69,895

		180,598

Pharmaceuticals—0.3%
CVS Health Corp., 5.05%, 3/25/48	100	101,066

Pipelines—1.0%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	112	117,055
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	55	72,621
Energy Transfer Operating L.P.,
6.50%, 2/1/42	65	73,121
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (d),
5.25%, 8/16/77	55	51,013

		313,810

Semiconductors—2.2%
Broadcom Corp., 3.50%, 1/15/28	65	59,966
Broadcom, Inc. (b), 4.75%, 4/15/29	650	646,913

		706,879

Software—0.3%
Microsoft Corp., 2.875%, 2/6/24	105	106,240

Telecommunications—0.9%
AT&T, Inc., 3.20%, 3/1/22	215	216,890
4.85%, 3/1/39	64	64,488

		281,378

Total Corporate Bonds & Notes (cost—$6,952,936)		7,083,554

Asset-Backed Securities—16.2%
Ally Auto Receivables Trust,
2.91%, 9/15/23 Series 2019-1, Class A3	190	191,567
3.00%, 1/17/23 Series 2018-3, Class A3	267	268,537
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (d),
2.864%, 2/18/25	547	548,960
Avery Point VI CLO Ltd., 3 mo. USD-LIBOR + 1.050%, Series 2015-6A, Class AR (a)(b)(d),
3.783%, 8/5/27	340	339,428

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	137

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
BA Credit Card Trust, Series 2018-A3, Class A3,
3.10%, 12/15/23	$250	$253,164
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	86	85,859
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.330%, Series 2018-A2, Class A2 (d),
2.818%, 1/20/25	505	504,729
Ford Credit Auto Owner Trust, Series 2018-A, Class A4,
3.16%, 10/15/23	203	206,402
Honda Auto Receivables Owner Trust,
2.83%, 3/20/23 Series 2019-1, Class A3	210	211,421
3.07%, 11/21/24 Series 2018-3, Class A4	100	101,257
John Deere Owner Trust, Series 2018-B, Class A4,
3.23%, 6/16/25	257	261,514
Nissan Auto Lease Trust, Series 2018-A, Class A3,
3.25%, 9/15/21	220	221,779
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	320	322,575
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(d),
4.081%, 3/17/30	210	209,739

	Principal Amount (000s)	Value
Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.91%, 7/17/23	$320	$322,475
Verizon Owner Trust, 1 mo. USD-LIBOR+ 0.260%, Series 2018-1A, Class A1B (b)(d),
2.748%, 9/20/22	605	605,368
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(d),
3.004%, 7/17/23	515	517,125

Total Asset-Backed Securities (cost—$5,146,473)		5,171,899

Total Investments (cost—$31,154,711)—98.8%		31,599,124

Other assets less liabilities (e)—1.2%		393,587

Net Assets—100.0%		$31,992,711

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,251,200, representing 7.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,503,481, representing 11.0% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	10	6/28/19	$2,000	$2,131	$5,032
5-Year U.S. Treasury Note	23	6/28/19	2,300	2,664	21,211
U.S. Long Bond	7	6/19/19	700	1,048	27,126
U.S. Ultra Treasury Bond	6	6/19/19	600	1,008	36,785

					$90,154

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(3)	6/19/19	$(300)	$(398)	$(7,412)

					$82,742

Credit default swaps agreements outstanding at March 31, 2019:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
AT&T, Inc.	$640	1.223%	12/20/23	(1.00)%	Quarterly	$1,775	$(592)	$2,367
Cardinal Health, Inc.	335	1.127%	12/20/23	(1.00)%	Quarterly	(659)	1,965	(2,624)
Ford Motor Company	620	2.484%	12/20/23	(5.00)%	Quarterly	(72,158)	(67,589)	(4,569)
General Electric Company	100	0.789%	12/20/23	(1.00)%	Quarterly	(387)	4,098	(4,485)
McKesson Corporation	330	1.016%	12/20/23	(1.00)%	Quarterly	(2,176)	(1,051)	(1,125)
Verizon Communications, Inc.	190	0.589%	12/20/23	(1.00)%	Quarterly	(3,753)	(3,809)	56

						$(77,358)	$(66,978)	$(10,380)

138	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs (ICE):
CDX.NA.IG.32 Index	$4,520	0.638%	6/20/24	1.00%	Quarterly	$81,768	$71,125	$10,643

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) At March 31, 2019, the Fund pledged $240,172 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued at $493,519 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	139

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Core Plus Bond Fund

	Principal Amount (000s)	Value

U.S. Government Agency Securities—37.7%
Fannie Mae, MBS, 30 Year,
3.00%, 7/1/47 Pool	$1,341	$1,337,515
3.50%, 4/1/48 Pool	1,152	1,176,303
4.00%, 6/1/48 Pool	4,432	4,578,209
4.50%, 10/1/48 Pool	1,827	1,912,503
Ginnie Mae, MBS, 30 Year,
3.50%, 2/20/48 Pool	1,858	1,899,156
4.00%, 3/20/48 Pool	621	642,228
4.50%, 10/20/48 Pool	1,617	1,681,110
United States Small Business Administration, ABS,
3.20%, 3/1/39 Series 2019-20, Class C1	120	123,352
3.37%, 1/1/39 Series 2019-20, Class A1	300	308,789
3.50%, 5/1/38 Series 2018-20, Class E1	430	447,095
3.53%, 9/1/38 Series 2018-20, Class I1	320	333,402
3.54%, 7/1/38 Series 2018-20, Class G1	276	287,705
3.54%, 12/1/38 Series 2018-20, Class L1	410	427,044
3.58%, 8/1/38 Series 2018-20, Class H1	358	374,143
3.60%, 6/1/38 Series 2018-20, Class F1	363	380,141
3.77%, 10/1/38 Series 2018-20, Class J1	150	158,304

Total U.S. Government Agency Securities (cost—$15,780,001)		16,066,999

Corporate Bonds & Notes—27.9%

Aerospace & Defense—1.6%
L3 Technologies, Inc.,
3.95%, 5/28/24	414	426,035
Northrop Grumman Corp.,
2.93%, 1/15/25	70	69,148
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	140	174,639

		669,822

Banks—9.0%
Barclays PLC, (converts to FRN on 6/15/24) (c)(d),
8.00%, 6/15/24	705	722,748
Citigroup, Inc., Ser. P, (converts to FRN on 5/15/25) (c)(d),
5.95%, 5/15/25	420	428,797
Citizens Financial Group, Inc., Ser. B, (converts to FRN on 7/6/23) (c)(d),
6.00%, 7/6/23	70	69,634
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d),
5.10%, 6/30/23	205	196,590
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
3.586%, 2/1/27	355	329,262
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d),
5.70%, 4/15/23	205	199,995
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (d),
3.688%, 2/2/37	370	314,963
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (c)(d),
5.00%, 9/15/26	400	391,614
Popular, Inc.,
6.125%, 9/14/23	225	235,125
State Street Corp., 3 mo. LIBOR + 1.00% (d),
3.611%, 6/15/47	385	307,519

	Principal Amount (000s)	Value
Synchrony Bank,
3.00%, 6/15/22	$420	$415,266
Synovus Financial Corp.,
3.125%, 11/1/22	210	206,815

		3,818,328

Biotechnology—0.2%
Celgene Corp.,
4.55%, 2/20/48	90	91,626

Diversified Financial Services—0.6%
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (c)(d),
5.50%, 10/30/27	265	252,141

Electric Utilities—3.4%
Alabama Power Co.,
2.80%, 4/1/25	215	210,346
Duke Energy Florida LLC,
3.40%, 10/1/46	72	67,002
Jersey Central Power & Light Co. (a)(b),
4.30%, 1/15/26	110	114,339
NextEra Energy Capital Holdings, Inc.,
2.90%, 4/1/22	210	210,399
4.80%, 12/1/77 (converts to FRN on 12/1/27) (d)	225	201,586
PacifiCorp,
4.15%, 2/15/50	136	141,526
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	50	48,401
Sempra Energy,
3.55%, 6/15/24	230	230,417
Toledo Edison Co.,
6.15%, 5/15/37	160	198,615
Virginia Electric & Power Co., Ser. B,
3.80%, 9/15/47	40	38,856

		1,461,487

Insurance—1.3%
Brighthouse Financial, Inc.,
4.70%, 6/22/47	90	71,923
Liberty Mutual Insurance Co. (a)(b),
8.50%, 5/15/25	75	91,829
Massachusetts Mutual Life Insurance Co. (a)(b),
5.375%, 12/1/41	80	92,169
MetLife, Inc. (a)(b),
9.25%, 4/8/38	70	94,325
Northwestern Mutual Life Insurance Co. (a)(b),
3.85%, 9/30/47	40	39,086
Nuveen Finance LLC (a)(b),
4.125%, 11/1/24	120	126,196
Teachers Insurance & Annuity Assoc. of America (a)(b),
4.27%, 5/15/47	40	41,386

		556,914

Internet—0.3%
Amazon.com, Inc.,
2.80%, 8/22/24	110	110,390

Media—1.9%
Comcast Corp.,
4.25%, 10/15/30	180	191,565
Time Warner Cable LLC,
4.50%, 9/15/42	95	83,631
Walt Disney Co. (a)(b),
3.00%, 9/15/22	350	353,755
6.20%, 12/15/34	154	201,929

		830,880

Miscellaneous Manufacturing—3.4%
General Electric Co. (d),
3 mo. USD-LIBOR-BBA + 1.000%, 3.611%, 3/15/23	223	219,135

	Principal Amount (000s)	Value
3 mo. USD-LIBOR-BBA + 1.000%, 3.787%, 4/15/23	$382	$370,630
5.00%, 1/21/21, Ser. D (converts to FRN on 1/21/21) (c)	925	864,297

		1,454,062

Oil, Gas & Consumable Fuels—0.6%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	164	160,666
NiSource, Inc.,
3.49%, 5/15/27	85	84,872

		245,538

Pharmaceuticals—0.3%
CVS Health Corp.,
5.05%, 3/25/48	135	136,440

Pipelines—1.9%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	154	160,951
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	65	85,825
Energy Transfer Operating L.P.,
6.50%, 2/1/42	90	101,244
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (d),
5.25%, 8/16/77	70	64,925
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (c)(d),
6.125%, 11/15/22	425	399,065

		812,010

Semiconductors—2.2%
Broadcom Corp.,
3.50%, 1/15/28	90	83,031
Broadcom, Inc. (b),
4.75%, 4/15/29	865	860,891

		943,922

Software—0.3%
Microsoft Corp.,
2.875%, 2/6/24	120	121,417

Telecommunications—0.9%
AT&T, Inc.,
3.20%, 3/1/22	295	297,593
4.85%, 3/1/39	87	87,664

		385,257

Total Corporate Bonds & Notes (cost—$11,639,386)		11,890,234

U.S. Treasury Obligations—16.8%
U.S. Treasury Bonds,
3.375%, 11/15/48	1,015	1,132,835
4.50%, 5/15/38	182	234,567
U.S. Treasury Notes,
2.375%, 3/15/22	1,103	1,108,343
2.375%, 2/29/24	1,108	1,115,964
2.50%, 2/28/21	245	246,033
2.50%, 2/28/26	1,089	1,102,187
2.625%, 2/15/29	1,100	1,121,656
3.125%, 5/15/19	1,080	1,080,759

Total U.S. Treasury Obligations (cost—$7,099,914)		7,142,344

140	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value

Asset-Backed Securities—16.3%
Ally Auto Receivables Trust,
2.91%, 9/15/23 Series 2019-1, Class A3	$260	$262,144
3.00%, 1/17/23 Series 2018-3, Class A3	202	203,163
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (d),
2.864%, 2/18/25	778	780,788
Avery Point VI CLO Ltd., 3 mo. USD-LIBOR + 1.050%, Series 2015-6A, Class AR (a)(b)(d),
3.783%, 8/5/27	470	469,210
BA Credit Card Trust, Series 2018-A3, Class A3,
3.10%, 12/15/23	150	151,899
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	260	259,574
Citibank Credit Card Issuance Trust, 1 mo. LIBOR + 0.330%, Series 2018-A2, Class A2 (d),
2.818%, 1/20/25	700	699,625
Ford Credit Auto Owner Trust, Series 2018-A, Class A4,
3.16%, 10/15/23	298	302,994
Honda Auto Receivables Owner Trust,
2.83%, 3/20/23 Series 2019-1, Class A3	280	281,894
3.07%, 11/21/24 Series 2018-3, Class A4	170	172,137
John Deere Owner Trust, Series 2018-B, Class A4,
3.23%, 6/16/25	353	359,200
Nissan Auto Lease Trust, Series 2018-A, Class A3,
3.25%, 9/15/21	300	302,425
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	435	438,501

	Principal Amount (000s)	Value
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(d),
4.081%, 3/17/30	$276	$275,371
Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.91%, 7/17/23	435	438,364
Verizon Owner Trust, 1 mo. USD-LIBOR+ 0.260%, Series 2018-1A, Class A1B (b)(d),
2.748%, 9/20/22	825	825,502
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(d),
3.004%, 7/17/23	705	707,908

Total Asset-Backed Securities (cost—$6,899,284)		6,930,699

Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $622,026; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $638,930 including accrued interest
(cost—$622,000)	622	622,000

Total Investments (cost—$42,040,585)—100.2%		42,652,276

Liabilities in excess of other assets (e)—(0.2)%		(103,877)

Net Assets—100.0%		$42,548,399

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,816,570, representing 6.6% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,502,963, representing 10.6% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	11	6/28/19	$2,200	$2,344	$7,796
10-Year U.S. Treasury Note	6	6/19/19	600	745	10,489
5-Year U.S. Treasury Note	24	6/28/19	2,400	2,780	22,670
U.S. Long Bond	8	6/19/19	800	1,197	31,001
U.S. Ultra Treasury Bond	13	6/19/19	1,300	2,184	81,420

					$153,376

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(10)	6/19/19	$(1,000)	$(1,328)	$(25,097)

					$128,279

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	141

Schedule of Investments

March 31, 2019 (Unaudited)

Credit default swaps agreements outstanding at March 31, 2019:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
AT&T, Inc.	$870	1.223%	12/20/23	(1.00)%	Quarterly	$2,414	$(804)	$3,218
Cardinal Health, Inc.	460	1.127%	12/20/23	(1.00)%	Quarterly	(904)	2,698	(3,602)
CDX.NA.HY.32 Index	4,100	3.503%	6/20/24	(5.00)%	Quarterly	(277,414)	(250,268)	(27,146)
Ford Motor Company	850	2.484%	12/20/23	(5.00)%	Quarterly	(98,927)	(92,662)	(6,265)
General Electric Company	135	0.789%	12/20/23	(1.00)%	Quarterly	(523)	5,566	(6,089)
McKesson Corporation	450	1.016%	12/20/23	(1.00)%	Quarterly	(2,968)	(1,434)	(1,534)
Verizon Communications, Inc.	255	0.589%	12/20/23	(1.00)%	Quarterly	(5,038)	(5,113)	75

						$(383,360)	$(342,017)	$(41,343)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid	Unrealized Appreciation
Goldman Sachs (ICE):
CDX.NA.IG.32 Index	$10,205	0.638%	6/20/24	1.00%	Quarterly	$184,612	$160,583	$24,029

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) At March 31, 2019, the Fund pledged $479,221 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued at $987,039 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

142	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Emerging Markets Consumer Fund

	Shares	Value

Common Stock—96.4%

Brazil—4.4%
Ambev S.A.	57,000	$245,013
Banco Santander Brasil S.A. ADR	15,370	172,605
IRB Brasil Resseguros S.A.	12,200	284,330
JBS S.A.	47,400	192,731
Porto Seguro S.A.	44,900	617,305
Sul America S.A. UNIT	16,300	124,060
Tim Participacoes S.A.	44,100	132,795

		1,768,839

Canada—1.1%
Manulife Financial Corp.	26,946	455,704

China—37.0%
Alibaba Group Holding Ltd. ADR (e)	10,085	1,840,008
Autohome, Inc. ADR (e)	2,945	309,579
Baidu, Inc. ADR (e)	980	161,553
BYD Electronic International Co., Ltd.	184,500	238,595
China Medical System Holdings Ltd.	64,000	62,222
China Merchants Bank Co., Ltd., Class H	276,500	1,347,034
China Mobile Ltd.	176,500	1,801,063
China Vanke Co., Ltd., Class H	313,700	1,320,332
Greenland Holdings Group Co., Ltd., Class A	388,785	435,258
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	94,000	415,142
Hisense Home Appliances Group Co., Ltd., Class H	35,000	49,277
Luye Pharma Group Ltd. (a)	344,000	301,356
Ping An Insurance Group Co. of China Ltd., Class H	193,000	2,172,835
Shimao Property Holdings Ltd.	107,000	335,322
Tencent Holdings Ltd.	73,700	3,389,300
Tencent Music Entertainment Group ADR (e)	16	290
Yum China Holdings, Inc.	16,400	736,524
Zhongsheng Group Holdings Ltd.	33,000	82,094

		14,997,784

Greece—0.2%
OPAP S.A.	8,776	90,705

Hong Kong—4.1%
Geely Automobile Holdings Ltd.	133,000	255,225
Lenovo Group Ltd.	1,236,000	1,115,176
Pacific Textile Holdings Ltd.	59,000	53,073
Swire Pacific Ltd., Class A	11,000	141,690
Yue Yuen Industrial Holdings Ltd.	24,000	82,626

		1,647,790

India—7.7%
DLF Ltd.	91,008	265,089
HDFC Bank Ltd. ADR	14,360	1,664,467
Hindustan Unilever Ltd.	26,859	661,432
Housing Development Finance Corp., Ltd.	18,472	523,526

		3,114,514

	Shares	Value

Indonesia—1.0%
Charoen Pokphand Indonesia Tbk PT	535,100	$240,729
Gudang Garam Tbk PT	9,700	56,751
Unilever Indonesia Tbk PT	36,000	124,580

		422,060

Japan—1.0%
Astellas Pharma, Inc.	6,800	102,175
Terumo Corp.	9,600	293,815

		395,990

Korea (Republic of)—6.8%
Coway Co., Ltd.	1,997	166,255
Fila Korea Ltd.	9,058	623,014
Samsung Electronics Co., Ltd.	50,104	1,976,249

		2,765,518

Malaysia—1.5%
Public Bank Bhd.	109,400	621,109

Mexico—2.5%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand ADR	11,165	75,587
Grupo Financiero Banorte S.A.B de C.V., Class O	119,000	646,491
Wal-Mart de Mexico S.A.B de C.V.	103,100	275,620

		997,698

Philippines—1.0%
Ayala Land, Inc.	86,600	74,102
Jollibee Foods Corp.	33,730	203,626
Robinsons Land Corp.	286,900	133,861

		411,589

Poland—0.7%
Dino Polska S.A. (a)(e)	2,497	78,611
Powszechna Kasa Oszczednosci Bank Polski S.A.	21,671	217,884

		296,495

Russian Federation—1.3%
Mail.Ru Group Ltd. GDR (e)	4,073	100,847
Mobile TeleSystems PJSC ADR	56,050	423,738

		524,585

Singapore—1.0%
CapitaLand Ltd.	156,900	423,340

South Africa—1.4%
Absa Group Ltd.	30,222	319,836
Telkom S.A. SOC Ltd.	53,455	271,484

		591,320

Switzerland—1.5%
Roche Holding AG	2,202	606,772

Taiwan—8.0%
Cathay Financial Holding Co., Ltd.	705,000	1,029,815
Chlitina Holding Ltd.	48,000	460,062
CTBC Financial Holding Co., Ltd.	291,000	193,249
Eclat Textile Co., Ltd.	25,000	337,107
First Financial Holding Co., Ltd.	948,601	649,678
Grape King Bio Ltd.	19,000	122,812
Shin Kong Financial Holding Co., Ltd.	384,724	113,501

	Shares	Value
Taiwan Paiho Ltd.	46,000	$107,115
Uni-President Enterprises Corp.	89,000	216,268

		3,229,607

Thailand—4.6%
Advanced Info Service PCL (c)(d)	91,800	533,117
Bangkok Dusit Medical Services PCL (c)(d)	617,700	482,948
Home Product Center PCL (c)(d)	609,500	294,166
Land & Houses PCL (c)(d)	554,700	187,152
Thanachart Capital PCL (c)(d)	207,100	355,824

		1,853,207

Turkey—0.1%
Ulker Biskuvi Sanayi AS	16,273	49,734

United States—9.5%
Mastercard, Inc., Class A	6,910	1,626,960
Philip Morris International, Inc.	10,500	928,095
Procter & Gamble Co.	6,400	665,920
Thermo Fisher Scientific, Inc.	1,020	279,194
Visa, Inc., Class A	2,165	338,151

		3,838,320

Total Common Stock (cost—$33,361,220)		39,102,680

Preferred Stock—1.6%

Brazil—1.6%
Banco do Estado do Rio Grande do Sul S.A., Class B	24,200	149,513
Cia Brasileira de Distribuicao	4,700	109,789
Itau Unibanco Holding S.A.	44,950	395,272

Total Preferred Stock (cost—$616,892)		654,574

	Principal Amount (000s)

Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $426,018; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $436,578 including accrued interest
(cost—$426,000)	$426	426,000

Total Investments (cost—$34,404,112) (b)—99.1%		40,183,254

Other assets less liabilities—0.9%		363,337

Net Assets—100.0%		$40,546,591

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	143

Schedule of Investments

March 31, 2019 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $379,967, representing 0.9% of net assets.

(b) Securities with an aggregate value of $24,398,430, representing 60.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,853,207, representing 4.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	16.8%
Insurance	11.8%
Interactive Media & Services	9.8%
Real Estate Management & Development	8.2%
Technology Hardware, Storage & Peripherals	7.6%
Wireless Telecommunication Services	7.1%
IT Services	4.9%
Internet & Direct Marketing Retail	4.5%
Pharmaceuticals	3.7%
Household Products	3.6%
Textiles, Apparel & Luxury Goods	3.0%
Hotels, Restaurants & Leisure	2.5%
Tobacco	2.4%
Food Products	1.7%
Personal Products	1.4%
Thrifts & Mortgage Finance	1.3%
Healthcare Providers & Services	1.2%
Food & Staples Retailing	1.2%
Specialty Retail	0.9%
Healthcare Equipment & Supplies	0.7%
Life Sciences Tools & Services	0.7%
Diversified Telecommunication Services	0.7%
Automobiles	0.6%
Beverages	0.6%
Communications Equipment	0.6%
Household Durables	0.5%
Entertainment	0.0%
Repurchase Agreements	1.1%
Other assets less liabilities	0.9%

100.0%

AllianzGI Emerging Markets Debt Fund

		Principal Amount (000s)	Value

Sovereign Debt Obligations—79.5%

Angola—1.0%
Angolan Government International Bond (a)(b),
8.25%, 5/9/28	$	200	$209,268

Argentina—1.5%
Argentine Republic Government International Bond,
7.50%, 4/22/26		350	297,310

Azerbaijan—1.3%
Republic of Azerbaijan International Bond,
3.50%, 9/1/32		300	264,217

Belarus—1.0%
Republic of Belarus International Bond (a)(b),
6.20%, 2/28/30		200	196,142

Brazil—3.7%
Brazilian Government International Bond,
2.625%, 1/5/23		550	534,400
5.625%, 2/21/47		200	199,375

			733,775

Chile—1.0%
Chile Government International Bond,
3.125%, 3/27/25		200	203,492

Colombia—4.5%
Colombia Government International Bond,
2.625%, 3/15/23		400	392,842
3.875%, 4/25/27		300	305,286
5.00%, 6/15/45		200	210,444

			908,572

Dominican Republic—2.9%
Dominican Republic International Bond,
5.95%, 1/25/27		350	368,812
6.50%, 2/15/48		200	207,438

			576,250

Ecuador—2.6%
Ecuador Government International Bond,
7.875%, 1/23/28		550	525,901

Egypt—3.9%
Egypt Government International Bond,
6.875%, 4/30/40		400	366,268
7.50%, 1/31/27		200	209,799
7.60%, 3/1/29 (a)(b)		200	205,793

			781,860

El Salvador—1.0%
El Salvador Government International Bond,
6.375%, 1/18/27		200	197,475

Ghana—1.0%
Ghana Government International Bond (a)(b),
8.125%, 3/26/32		200	199,570

Guatemala—0.7%
Guatemala Government Bond (a)(b),
4.50%, 5/3/26		150	147,656

Honduras—0.8%
Honduras Government International Bond (a)(b),
6.25%, 1/19/27		150	158,526

Hungary—1.8%
Hungary Government International Bond,
5.375%, 3/25/24		200	220,000
7.625%, 3/29/41		100	148,774

			368,774

Indonesia—2.5%
Indonesia Government International Bond,
3.50%, 1/11/28		300	292,486
4.625%, 4/15/43		200	200,387

			492,873

			Principal Amount (000s)	Value

Ivory Coast—2.0%
Ivory Coast Government International Bond,
6.375%, 3/3/28	$		400	$391,156

Jamaica—1.2%
Jamaica Government International Bond,
7.875%, 7/28/45			200	240,774

Jordan—1.0%
Jordan Government International Bond,
5.75%, 1/31/27			200	196,240

Kazakhstan—3.8%
Kazakhstan Government International Bond,
4.875%, 10/14/44			300	320,632
5.125%, 7/21/25			400	437,101

				757,733

Korea (Republic of)—1.0%
Korea Expressway Corp. (a)(b),
3.625%, 10/22/21			200	203,863

Kuwait—3.1%
Kuwait International Government Bond,
3.50%, 3/20/27			600	614,082

Lebanon—2.0%
Lebanon Government International Bond,
6.20%, 2/26/25			490	401,765

Malaysia—1.3%
Malaysia Sukuk Global Bhd,
3.179%, 4/27/26			250	252,028

Mongolia—1.0%
Mongolia Government International Bond (a)(b),
5.625%, 5/1/23			200	202,285

Nigeria—2.0%
Nigeria Government International Bond,
6.50%, 11/28/27			200	198,010
7.625%, 11/28/47 (a)(b)			200	195,182

				393,192

Panama—3.4%
Panama Government International Bond,
3.75%, 3/16/25			450	465,162
4.30%, 4/29/53			200	204,840

				670,002

Paraguay—2.2%
Paraguay Government International Bond,
5.00%, 4/15/26			200	210,500
6.10%, 8/11/44			200	225,800

				436,300

Peru—3.3%
Peru Government Bond (b),
5.94%, 2/12/29		PEN	800	254,461
6.15%, 8/12/32			1,300	412,878

				667,339

Philippines—3.3%
Philippine Government International Bond,
3.00%, 2/1/28		$	450	445,229
3.95%, 1/20/40			200	210,717

				655,946

Poland—2.5%
Republic of Poland Government International Bond,
3.00%, 3/17/23			200	201,547
3.25%, 4/6/26			300	305,263

				506,810

Qatar—4.2%
Qatar Government International Bond (a)(b),
4.00%, 3/14/29			500	515,819
4.817%, 3/14/49			300	316,576

				832,395

144	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

		Principal Amount (000s)	Value

Romania—0.6%
Romanian Government International Bond,
6.125%, 1/22/44	$	100	$114,960

Saudi Arabia—1.5%
Saudi Government International Bond,
3.625%, 3/4/28		300	298,132

South Africa—2.1%
Republic of South Africa Government International Bond,
4.30%, 10/12/28		250	234,344
4.85%, 9/27/27		200	195,511

			429,855

Ukraine—2.9%
Ukraine Government International Bond,
7.75%, 9/1/21		200	198,895
7.75%, 9/1/23 (a)(b)		400	389,890

			588,785

Uruguay—3.2%
Uruguay Government International Bond,
4.375%, 10/27/27		150	158,292
4.375%, 1/23/31		310	326,260
5.10%, 6/18/50		150	160,466

			645,018

Venezuela—0.7%
Venezuela Government International Bond (c),
7.00%, 3/31/38		200	57,500
9.25%, 9/15/27		225	72,563

			130,063

Total Sovereign Debt Obligations (cost—$15,406,333)			15,890,384

			Principal Amount (000s)	Value

Corporate Bonds & Notes—10.7%

Chile—1.5%
Corp. Nacional del Cobre de Chile,
3.625%, 8/1/27	$		300	$300,743

China—2.0%
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25			200	198,719
State Grid Overseas Investment 2016 Ltd. (a)(b),
2.875%, 5/18/26			200	193,374

				392,093

Hong Kong—2.0%
Chinalco Capital Holdings Ltd.,
4.00%, 8/25/21			200	198,714
CNAC HK Finbridge Co., Ltd.,
4.625%, 3/14/23			200	207,402

				406,116

Indonesia—1.5%
Perusahaan Listrik Negara PT,
4.125%, 5/15/27			300	295,134

Mexico—3.0%
Petroleos Mexicanos,
3.75%, 4/16/26	€		100	109,777
5.50%, 2/24/25			200	246,564
6.50%, 1/23/29		$	250	248,346

				604,687

Venezuela—0.7%
Petroleos de Venezuela S.A. (c),
6.00%, 5/16/24			550	128,425

Total Corporate Bonds & Notes (cost—$2,085,206)				2,127,198

		Principal Amount (000s)	Value

Repurchase Agreements—9.3%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $1,865,078; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $1,905,068 including accrued interest
(cost—$1,865,000)	$	1,865	$1,865,000

Total Investments (cost—$19,356,539)—99.5%			19,882,582

Other assets less liabilities (d)—0.5%			103,406

Net Assets—100.0%			$19,985,988

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,133,944, representing 15.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,801,283, representing 19.0% of net assets.

(c) In default.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2019	Unrealized Appreciation	Unrealized Depreciation
Purchased:
1,520,000 Brazilian Real settling 4/24/19	JPMorgan Chase	$390,758	$387,659	$—	$(3,099)
2,108,000 Brazilian Real settling 4/24/19	State Street Bank and Trust Co.	564,979	537,622	—	(27,357)
5,677,528,000 Indonesian Rupiah settling 4/24/19	JPMorgan Chase	401,664	397,591	—	(4,073)
2,705,700,000 Indonesian Rupiah settling 4/24/19	State Street Bank and Trust Co.	189,011	189,477	466	—
610,000 Peruvian Sol settling 4/24/19	State Street Bank and Trust Co.	182,116	183,625	1,509	—
680,000 Polish Zloty settling 4/24/19	JPMorgan Chase	181,558	177,234	—	(4,324)

Sold:
686,000 Brazilian Real settling 4/24/19	JPMorgan Chase	181,290	174,957	6,333	—
1,531,000 Brazilian Real settling 4/24/19	JPMorgan Chase	389,805	390,464	—	(659)
1,405,000 Brazilian Real settling 4/24/19	State Street Bank and Trust Co.	369,883	358,330	11,553	—
317,263 Euro settling 6/12/19	JPMorgan Chase	360,911	358,021	2,890	—
2,709,541,000 Indonesian Rupiah settling 4/24/19	State Street Bank and Trust Co.	190,036	189,746	290	—
1,378,000 Peruvian Sol settling 4/24/19	State Street Bank and Trust Co.	412,575	414,813	—	(2,238)
693,000 Polish Zloty settling 4/24/19	State Street Bank and Trust Co.	184,394	180,622	3,772	—
62,000 Russian Ruble settling 4/24/19	JPMorgan Chase	920	941	—	(21)
2,220,000 Turkish Lira settling 4/24/19	JPMorgan Chase	398,850	386,901	11,949	—

				$38,762	$(41,771)

Glossary:

€—Euro

PEN—Peruvian Nuevo Sol

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	79.5%
Oil, Gas & Consumable Fuels	4.8%
Mining	2.5%
Electric Utilities	2.4%
Chemicals	1.0%
Repurchase Agreements	9.3%
Other assets less liabilities	0.5%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	145

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value

Common Stock—90.5%

Brazil—6.0%
Cia de Saneamento Basico do Estado de Sao Paulo	19,600	$210,249
IRB Brasil Resseguros S.A.	11,000	256,363
Porto Seguro S.A.	8,000	109,988

		576,600

China—8.5%
Anton Oilfield Services Group (e)	416,000	65,250
China Lilang Ltd.	27,000	30,503
China Power International Development Ltd.	277,000	70,954
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	50,000	220,820
Hisense Home Appliances Group Co., Ltd., Class H	75,000	105,594
Jiangsu Expressway Co., Ltd., Class H	60,000	84,899
Lee & Man Paper Manufacturing Ltd.	80,000	68,262
Powerlong Real Estate Holdings Ltd.	53,000	27,818
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd.	15,000	13,749
West China Cement Ltd.	496,000	65,860
Yuexiu Property Co., Ltd.	284,000	68,466

		822,175

Czech Republic—0.5%
Philip Morris CR AS	76	52,183

Greece—1.3%
Hellenic Petroleum S.A.	2,420	23,245
Motor Oil Hellas Corinth Refineries S.A.	3,366	78,159
OPAP S.A.	2,419	25,002

		126,406

Hong Kong—2.7%
K Wah International Holdings Ltd.	130,197	80,368
Luk Fook Holdings International Ltd.	20,000	67,395
Towngas China Co., Ltd. (e)	150,495	118,339

		266,102

India—13.5%
Bajaj Holdings & Investment Ltd.	732	35,951
Bata India Ltd.	16,957	343,215
Glenmark Pharmaceuticals Ltd.	20,125	187,435
Jubilant Foodworks Ltd.	2,516	52,580
Mphasis Ltd.	18,927	273,390
NIIT Technologies Ltd.	6,522	124,748
Phillips Carbon Black Ltd.	27,157	69,100
REC Ltd.	29,582	65,048
WNS Holdings Ltd. ADR (e)	3,000	159,810

		1,311,277

Indonesia—3.4%
Bukit Asam Tbk PT	862,600	254,836
Indo Tambangraya Megah Tbk PT	44,100	74,245

		329,081

Korea (Republic of)—16.3%
Cheil Worldwide, Inc.	5,151	109,852
Daelim Industrial Co., Ltd.	1,560	132,500

	Shares	Value
Dong-A ST Co., Ltd.	207	$17,597
Fila Korea Ltd.	4,166	286,540
Hyosung Corp.	2,560	170,614
Jeju Air Co., Ltd.	864	30,165
Korea Gas Corp. (e)	1,930	76,786
LF Corp.	4,078	89,930
Macquarie Korea Infrastructure Fund	12,006	112,646
Partron Co., Ltd.	23,274	272,988
Shinsegae International, Inc.	576	152,284
SK Networks Co., Ltd.	17,108	91,332
Unid Co., Ltd.	895	39,043

		1,582,277

Malaysia—0.5%
Pentamaster Corp. Bhd. (e)	53,700	46,337

Mexico—1.7%
Fibra Uno Administracion S.A. De C.V. REIT	89,400	123,206
Qualitas Controladora S.A.B. de C.V.	18,700	45,993

		169,199

Poland—1.0%
Dino Polska S.A. (a)(e)	1,664	52,386
Energa S.A. (e)	18,485	41,559

		93,945

Russian Federation—1.4%
Magnitogorsk Iron & Steel Works PJSC GDR	10,453	93,659
PIK Group PJSC (c)(d)(e)	7,016	37,805

		131,464

South Africa—4.7%
AECI Ltd.	2,853	18,935
Gold Fields Ltd. ADR	34,900	130,177
Impala Platinum Holdings Ltd. (e)	37,960	161,102
Telkom S.A. SOC Ltd.	29,100	147,791

		458,005

Taiwan—20.7%
Aten International Co., Ltd.	19,000	58,814
BenQ Materials Corp.	121,000	115,103
Bioteque Corp.	36,000	140,380
Cheng Loong Corp.	35,000	23,330
Chipbond Technology Corp.	84,000	194,346
Coretronic Corp.	15,000	23,655
Darfon Electronics Corp.	22,000	36,548
Elan Microelectronics Corp.	23,100	66,535
Eva Airways Corp.	114,800	56,290
Farglory Land Development Co., Ltd.	18,000	21,922
Formosa Advanced Technologies Co., Ltd.	18,000	20,703
Grand Pacific Petrochemical	65,000	50,679
Greatek Electronics, Inc.	13,000	17,946
Huaku Development Co., Ltd.	11,000	26,440
ITE Technology, Inc.	39,000	44,426
Lite-On Technology Corp.	109,000	158,876
Novatek Microelectronics Corp.	30,000	193,160
Radiant Opto-Electronics Corp.	60,000	192,339
Shinkong Synthetic Fibers Corp.	70,000	31,735
Syncmold Enterprise Corp.	42,250	114,274
Taiwan Surface Mounting Technology Corp.	53,000	86,208
Tripod Technology Corp.	61,000	197,213
Zhen Ding Technology Holding Ltd.	42,000	130,653

		2,001,575

	Shares	Value

Thailand—4.8%
Home Product Center PCL (c)(d)	160,700	$77,560
KGI Securities Thailand PCL (c)(d)	264,200	40,502
Quality Houses PCL (c)(d)	1,262,800	117,953
Ratchaburi Electricity Generating Holding PCL (c)(d)	54,500	100,496
Thanachart Capital PCL (c)(d)	73,700	126,626

		463,137

Turkey—3.5%
Anadolu Cam Sanayii AS	51,792	27,956
Soda Sanayii AS	137,241	184,613
Trakya Cam Sanayii AS	212,193	126,727

		339,296

Total Common Stock (cost—$7,465,856)		8,769,059

Preferred Stock—8.9%

Brazil—5.9%
Azul S.A. (e)	9,400	91,879
Banco do Estado do Rio Grande do Sul S.A., Class B	5,400	33,362
Cia de Transmissao de Energia Eletrica Paulista	9,500	187,168
Cia Ferro Ligas da Bahia—FERBASA	12,200	67,647
Cia Paranaense de Energia	20,700	192,443

		572,499

Russian Federation—3.0%
Surgutneftegas PJSC (c)(d)	473,556	293,605

Total Preferred Stock (cost—$752,702)		866,104

	Principal Amount (000s)

Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $114,005; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $118,871 including accrued interest
(cost—$114,000)	$114	114,000

Total Investments (cost—$8,332,558) (b)—100.6%		9,749,163

Liabilities in excess of other assets—(0.6)%		(54,779)

Net Assets—100.0%		$9,694,384

146	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $52,386, representing 0.5% of net assets.

(b) Securities with an aggregate value of $6,656,185, representing 68.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $794,547, representing 8.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	8.4%
Textiles, Apparel & Luxury Goods	7.7%
Electronic Equipment, Instruments & Components	7.6%
Oil, Gas & Consumable Fuels	7.5%
Chemicals	5.8%
Pharmaceuticals	4.5%
IT Services	4.5%
Electric Utilities	4.3%
Insurance	4.3%
Metals & Mining	4.0%
Specialty Retail	3.1%
Technology Hardware, Storage & Peripherals	2.6%
Real Estate Management & Development	2.3%
Water Utilities	2.2%
Gas Utilities	2.0%
Airlines	1.8%
Independent Power Producers & Energy Traders	1.8%
Machinery	1.7%
Banks	1.7%
Capital Markets	1.6%
Diversified Telecommunication Services	1.5%
Household Durables	1.5%
Healthcare Equipment & Supplies	1.5%
Construction & Engineering	1.4%
Building Products	1.3%
Software	1.3%
Equity Real Estate Investment Trusts (REITs)	1.3%
Home Builders	1.2%
Media	1.1%
Diversified Financial Services	1.0%
Trading Companies & Distributors	0.9%
Transportation Infrastructure	0.9%
Hotels, Restaurants & Leisure	0.8%
Paper & Forest Products	0.7%
Iron/Steel	0.7%
Construction Materials	0.7%
Energy Equipment & Services	0.7%
Food & Staples Retailing	0.5%
Tobacco	0.5%
Containers & Packaging	0.5%
Repurchase Agreements	1.2%
Liabilities in excess of other assets	(0.6)%

100.0%

AllianzGI Floating Rate Note Fund

			Principal Amount (000s)	Value

Corporate Bonds & Notes—78.2%

Aerospace & Defense—1.3%
United Technologies Corp., 3 mo. LIBOR + 0.650% (d),
3.333%, 8/16/21		$	200	$200,031

Banks—38.6%
ABN AMRO Bank NV, 3 mo. EURIBOR + 0.400% (d),
0.091%, 12/3/21	€		200	225,548
AIB Group PLC,
1.50%, 3/29/23			100	113,148
ASB Bank Ltd., 3 mo. LIBOR + 0.970% (a)(b)(d),
3.563%, 6/14/23		$	200	201,107
Banco Santander S.A, 3 mo. EURIBOR + 1.000% (d),
0.691%, 1/5/23	€		200	224,512
Bank of America Corp. (d), 3 mo. LIBOR + 0.960%,
3.732%, 7/23/24		$	40	40,051
3 mo. LIBOR + 1.000%, 3.779%, 4/24/23			200	202,107
Bank of New York Mellon Corp., 3 mo. LIBOR + 1.050% (d),
3.801%, 10/30/23			200	202,726
Bank of Nova Scotia, 3 mo. GBP LIBOR + 2.300% (d),
1.148%, 1/10/23	£		250	323,583
Banque Federative du Credit Mutuel S.A., 3 mo. LIBOR + 0.960% (d),
3.721%, 7/20/23		$	200	200,744
BPCE S.A., 3 mo. LIBOR + 1.240% (d),
3.837%, 9/12/23			250	249,831
CIT Group, Inc.,
5.00%, 8/1/23			50	52,562
Citigroup, Inc., 3 mo. LIBOR + 1.430% (d),
4.056%, 9/1/23			250	254,595
Cooperatieve Rabobank UA, 3 mo. LIBOR + 0.860% (a)(b)(d),
3.47%, 9/26/23			250	249,453
HSBC Holdings PLC, 3 mo. EURIBOR + 0.500% (d),
0.191%, 10/5/23	€		200	222,499
JPMorgan Chase & Co. (d),
3 mo. LIBOR + 0.890%, 3.662%, 7/23/24		$	40	39,955
3 mo. LIBOR + 1.230%, 4.009%, 10/24/23			200	203,133
KBC Group NV, 3 mo. EURIBOR + 0.550% (d),
0.24%, 11/24/22	€		200	223,898
Mizuho Financial Group, Inc., 3 mo. EURIBOR + 0.500% (d),
0.192%, 4/10/23			200	223,691
Morgan Stanley, 3 mo. LIBOR + 1.400% (d),
4.179%, 10/24/23		$	200	203,142
NIBC Bank NV, 3 mo. EURIBOR + 0.500% (d),
0.193%, 7/30/20	€		100	112,271
Nordea Bank Abp, 3 mo. LIBOR + 0.940% (a)(b)(d),
3.569%, 8/30/23		$	200	197,377
PNC Bank N.A., 3 mo. LIBOR + 0.500% (d),
3.265%, 7/27/22			250	249,077
Regions Bank, 3 mo. LIBOR + 0.500% (d),
3.188%, 8/13/21			250	248,715
Royal Bank of Scotland Group PLC, 3 mo. LIBOR + 1.470% (d),
4.154%, 5/15/23			200	199,231
Sumitomo Mitsui Financial Group, Inc., 3 mo. LIBOR + 0.800% (d),
3.579%, 10/16/23			200	200,460
SunTrust Bank, 3 mo. LIBOR + 0.590% (d),
3.328%, 8/2/22			200	199,599
Toronto-Dominion Bank, 3 mo. LIBOR + 0.640% (d),
3.401%, 7/19/23			200	200,341
U.S. Bancorp, 3 mo. LIBOR + 0.640% (d),
3.419%, 1/24/22			225	226,025

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	147

Schedule of Investments

March 31, 2019 (Unaudited)

			Principal Amount (000s)	Value
Wells Fargo & Co. (d),
3 mo. LIBOR + 1.110%, 3.889%, 1/24/23		$	40	$40,449
3 mo. LIBOR + 1.230%, 3.974%, 10/31/23			200	204,019

				5,733,849

Beverages—0.7%
Constellation Brands, Inc., 3 mo. LIBOR + 0.700% (d),
3.384%, 11/15/21			100	100,169

Chemicals—1.3%
DowDuPont, Inc., 3 mo. LIBOR + 1.110% (d),
3.794%, 11/15/23			200	200,413

Computers—0.3%
Seagate HDD Cayman,
4.875%, 3/1/24			50	49,761

Consumer Products—0.3%
First Quality Finance Co., Inc. (a)(b),
4.625%, 5/15/21			50	50,125

Containers & Packaging—1.5%
Ball Corp.,
4.00%, 11/15/23			50	50,500
Crown European Holdings S.A,
4.00%, 7/15/22	€		100	122,459
Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.500% (a)(b)(d),
6.287%, 7/15/21		$	50	50,312

				223,271

Diversified Financial Services—2.7%
American Express Co., 3 mo. LIBOR + 0.750% (d),
3.488%, 8/3/23			200	201,236
ICBCIL Finance Co., Ltd., 3 mo. LIBOR + 0.950% (d),
3.634%, 5/15/21			200	199,176

				400,412

Electric Utilities—2.8%
NextEra Energy Capital Holdings, Inc., 3 mo. LIBOR + 0.550% (d),
3.179%, 8/28/21			95	95,015
Perusahaan Listrik Negara PT,
5.50%, 11/22/21			200	210,456
Sempra Energy, 3 mo. LIBOR + 0.450% (d),
3.061%, 3/15/21			110	108,987

				414,458

Equity Real Estate Investment Trusts (REITs)—1.0%
Digital Stout Holding LLC,
4.75%, 10/13/23	£		100	143,659

Food & Beverage—0.5%
Tesco PLC,
6.125%, 2/24/22			50	72,390

Healthcare-Products—2.2%
Becton Dickinson and Co., 3 mo. LIBOR + 1.030% (d),
3.638%, 6/6/22		$	100	100,293
DH Europe Finance S.A., 3 mo. EURIBOR + 0.300% (d),
1.00%, 6/30/22	€		200	222,667

				322,960

Healthcare-Services—1.1%
Centene Corp.,
4.75%, 5/15/22		$	50	51,000
HCA, Inc.,
7.50%, 2/15/22			50	55,265
Universal Health Services, Inc. (a)(b),
4.75%, 8/1/22			50	50,662

				156,927

			Principal Amount (000s)	Value

Household Products—1.3%
Reckitt Benckiser Treasury Services PLC, 3 mo. LIBOR + 0.560% (d),
3.162%, 6/24/22		$	200	$198,034

Insurance—2.0%
Allstate Corp., 3 mo. LIBOR + 0.630% (d),
3.231%, 3/29/23			200	199,133
New York Life Global Funding, 3 mo. LIBOR + 0.520% (a)(b)(d),
3.121%, 6/10/22			100	100,479

				299,612

Lodging—0.4%
MGM Resorts International,
6.625%, 12/15/21			50	53,563

Machinery-Construction & Mining—1.3%
Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.280% (d),
2.887%, 9/7/21			200	199,835

Machinery-Diversified—1.7%
John Deere Capital Corp. (d),
3 mo. LIBOR + 0.480%, 3.075%, 9/8/22			50	49,989
3 mo. LIBOR + 0.550%, 3.157%, 6/7/23			200	199,892

				249,881

Media—2.3%
Charter Communications Operating LLC, 3 mo. LIBOR + 1.650% (d),
4.386%, 2/1/24			100	100,247
Comcast Corp. (d),
3 mo. LIBOR + 0.440%, 3.032%, 10/1/21			200	200,680
3 mo. LIBOR + 0.630%, 3.417%, 4/15/24			40	39,958

				340,885

Miscellaneous Manufacturing—1.7%
Siemens Financieringsmaatschappij NV, 3 mo. LIBOR + 0.610% (a)(b)(d),
3.225%, 3/16/22			250	251,553

Oil, Gas & Consumable Fuels—4.1%
ConocoPhillips Co., 3 mo. LIBOR + 0.900% (d),
3.584%, 5/15/22			220	222,495
Lukoil International Finance BV,
6.125%, 11/9/20			200	207,872
Petrobras Global Finance BV,
5.875%, 3/7/22	€		100	126,526
Sunoco L.P.,
4.875%, 1/15/23		$	50	50,920

				607,813

Pharmaceuticals—2.1%
Cigna Corp., 3 mo. LIBOR + 0.890% (a)(b)(d),
3.677%, 7/15/23			100	99,487
CVS Health Corp., 3 mo. LIBOR + 0.720% (d),
3.321%, 3/9/21			170	170,411
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21			50	47,696

				317,594

Pipelines—1.0%
Kinder Morgan, Inc., 3 mo. LIBOR + 1.280% (d),
4.067%, 1/15/23			100	100,350
NGPL PipeCo LLC (a)(b),
4.375%, 8/15/22			50	50,983

				151,333

Real Estate—0.8%
Vonovia Finance BV, 3 mo. EURIBOR + 0.450% (d),
0.141%, 12/22/22	€		100	111,581

			Principal Amount (000s)	Value

Retail—2.0%
Home Depot, Inc., 3 mo. LIBOR + 0.310% (d),
2.936%, 3/1/22		$	200	$200,097
McDonald’s Corp., 3 mo. LIBOR + 0.430% (d),
3.195%, 10/28/21			100	100,081

				300,178

Software—0.3%
IQVIA, Inc. (a)(b),
4.875%, 5/15/23			50	51,130

Telecommunications—2.9%
AT&T, Inc., 3 mo. EURIBOR + 0.850% (d),
0.541%, 9/5/23	€		100	112,069
Deutsche Telekom International Finance BV, 3 mo. EURIBOR + 0.350% (d),
0.04%, 12/1/22			100	112,137
Verizon Communications, Inc., 3 mo. LIBOR + 1.000% (d),
3.615%, 3/16/22		$	200	203,144

				427,350

Total Corporate Bonds & Notes (cost—$11,635,980)				11,628,767

Mortgage-Backed Securities—8.4%
280 Park Avenue Mortgage Trust, 1 mo. LIBOR + 0.880%, Series 2017-280P, Class A (b)(d),
3.364%, 9/15/34			200	200,162
BX Commercial Mortgage Trust, 1 mo. LIBOR + 0.671%, Series 2018-BIOA, Class A (a)(b)(d),
3.155%, 3/15/37			150	148,931
BX Commercial Mortgage Trust 2018-IND (a)(b)(d)
, 1 mo. LIBOR + 0.750%, 3.234%, 11/15/35, Series 2018-IND, Class A			164	163,323
1 mo. LIBOR + 0.671%, 3.384%, 11/15/35, Series 2018-IND, Class B			82	81,687
CGDBB Commercial Mortgage Trust, 1 mo. LIBOR + 0.790%, Series 2017-BIOC, Class A (b)(d),
3.274%, 7/15/32			100	100,079
COMM Mortgage Trust, 1 mo. LIBOR + 0.850%, Series 2014-TWC, Class A (a)(b)(d),
3.349%, 2/13/32			100	100,074
DBCG Mortgage Trust, 1 mo. LIBOR + 0.700%, Series 2017-BBG, Class A (a)(b)(d),
3.184%, 6/15/34			200	199,394
Dutch Property Finance BV, 3 mo. EURIBOR + 0.680%, Series 2017-1, Class A (d),
0.374%, 1/28/48	€		152	170,491
Motel 6 Trust, 1 mo. LIBOR + 0.920%, Series 2017-MTL6, Class A (b)(d),
3.404%, 8/15/34		$	90	89,938

Total Mortgage-Backed Securities (cost—$1,265,047)				1,254,079

Sovereign Debt Obligations—3.7%

Colombia—1.3%
Colombia Government International Bond,
2.625%, 3/15/23			200	196,421

Dominican Republic—0.7%
Dominican Republic International Bond,
6.60%, 1/28/24			100	108,313

148	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value

Saudi Arabia—1.7%
Saudi Government International Bond,
2.875%, 3/4/23 $	250	$248,020

Total Sovereign Debt Obligations (cost—$545,297)		552,754

Asset-Backed Securities (b)—3.7%
DB Master Finance LLC (a),
3.787%, 5/20/49, Series 2019-1A Class A2I (c)	50	50,116
3.98%, 2/20/45, Series 2015-1A Class A2II	96	96,108
Domino’s Pizza Master Issuer LLC, 3 mo. LIBOR + 1.250%, Series 2017-1A Class A2I (a)(d),
4.021%, 7/25/47	99	98,508
Taco Bell Funding LLC, Series 2018-1A Class A2I (a),
4.318%, 11/25/48	100	102,758
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2,
4.072%, 2/16/43	198	201,007

Total Asset-Backed Securities (cost—$544,900)		548,497

U.S. Government Agency Securities (d)—1.3%
Fannie Mae, MBS,
1 mo. USD-LIBOR-BBA + 4.400%, 6.886%, 1/25/24, Series 2014-C01, Class M2	70	78,417

		Principal Amount (000s)	Value
1 mo. USD-LIBOR-BBA + 5.250%, 7.736%, 10/25/23, Series 2013-C01, Class M2	$	96	$108,790

Total U.S. Government Agency Securities (cost—$187,535)			187,207

Short-Term Investments—3.9%

U.S. Treasury Obligation (e)—3.0%
U.S. Treasury Bill, 2.701%, 11/7/19 (cost—$442,853)		450	$443,438

Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $135,006; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $138,993 including accrued interest
(cost—$135,000)		135	135,000

Total Short-Term Investments (cost—$577,853)			578,438

Total Investments (cost—$14,756,612)—99.2%			14,749,742

Other assets less liabilities (f)—0.8%			113,412

Net Assets—100.0%			$14,863,154

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,393,567, representing 16.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,984,753, representing 20.1% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after March 31, 2019.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(e) Rates reflect the effective yields at purchase date.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Depreciation
Short position contracts:
Euro-Schatz	(6)	6/6/19	EUR	(600)	$(754)	$(1,144)
5-Year U.S. Treasury Note	(10)	6/28/19		$(1,000)	(1,158)	(11,094)

						$(12,238)

Forward foreign currency contracts outstanding at March 31, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2019	Unrealized Appreciation
Sold:
417,561 British Pound settling 6/12/19	Citibank N.A.	$554,568	$545,770	$8,798
2,196,033 Euro settling 6/12/19	Citibank N.A.	2,503,916	2,478,152	25,764

				$34,562

(g) At March 31, 2019, the Fund pledged $9,178 in cash as collateral for futures contracts.

Glossary:

BBA—British Bankers’ Association

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

GBP/£—British Pound

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	149

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Global Dynamic Allocation Fund

	Shares	Value

Common Stock—58.3%

Australia—0.3%
BlueScope Steel Ltd.	11,262	$111,781
Breville Group Ltd.	1,323	15,310
Brickworks Ltd.	2,992	36,854
Cochlear Ltd.	435	53,636
Coles Group Ltd. (j)	3,306	27,817
Elders Ltd.	7,988	34,484
Regis Resources Ltd.	12,395	46,641
Rio Tinto Ltd.	2,313	161,081
St. Barbara Ltd.	13,172	31,519
Stockland REIT	800	2,188
Vicinity Centres REIT	1,738	3,209
Wesfarmers Ltd.	2,595	63,902

		588,422

Austria—0.3%
Austria Technologie & Systemtechnik AG	1,363	23,440
Erste Group Bank AG	7,041	258,782
EVN AG	4,031	58,693
Flughafen Wien AG	322	13,942
OMV AG	2,555	138,740
POLYTEC Holding AG	2,054	19,516
Raiffeisen Bank International AG	2,232	50,136
S IMMO AG	2,128	43,532
Telekom Austria AG	3,344	24,325

		631,106

Belgium—0.0%
Elia System Operator S.A.	629	44,106
Recticel S.A.	3,249	24,391

		68,497

Bermuda—0.0%
Bank of NT Butterfield & Son Ltd.	1,338	48,007

Brazil—0.4%
Cia de Saneamento Basico do Estado de Sao Paulo	6,700	71,871
LOG Commercial Properties e Participacoes S.A. (j)	1,125	4,879
MRV Engenharia e Participacoes S.A.	15,600	55,741
Petroleo Brasileiro S.A.	13,500	107,404
Qualicorp Consultoria e Corretora de Seguros S.A.	10,500	42,050
Smiles Fidelidade S.A.	1,200	14,619
Suzano Papel e Celulose S.A.	18,452	219,378
Vale S.A.	20,745	269,846

		785,788

Canada—2.1%
Aecon Group, Inc.	489	6,382
AGF Management Ltd., Class B	7,791	31,541
Agnico Eagle Mines Ltd.	1,905	82,823
Artis Real Estate Investment Trust REIT	523	4,348
Baytex Energy Corp. (j)	1,346	2,286
BCE, Inc.	2,089	92,761
Bonavista Energy Corp.	3,032	2,518
BRP, Inc.	2,849	79,052
Canadian Apartment Properties REIT	2,410	92,642
Canadian Imperial Bank of Commerce	3,261	257,688
Canadian Tire Corp., Ltd., Class A	1,023	110,227

	Shares	Value
Canfor Pulp Products, Inc.	534	$5,950
Cascades, Inc.	2,172	13,555
Chorus Aviation, Inc.	4,609	24,763
Cogeco Communications, Inc.	2,543	162,397
Colliers International Group, Inc.	986	65,866
Constellation Software, Inc.	54	45,763
Corus Entertainment, Inc., Class B	13,997	62,006
Crescent Point Energy Corp.	346	1,121
Dollarama, Inc.	1,607	42,870
Dream Global Real Estate Investment Trust REIT	10,243	108,612
Dream Industrial Real Estate Investment Trust REIT	5,600	49,993
ECN Capital Corp.	1,240	4,018
Exchange Income Corp.	3,541	87,680
Fairfax Financial Holdings Ltd.	272	125,991
Genworth MI Canada, Inc.	2,539	76,929
George Weston Ltd.	2,080	149,562
Husky Energy, Inc.	5,892	58,420
IA Financial Corp., Inc.	2,401	88,541
Intact Financial Corp.	360	30,463
Killam Apartment Real Estate Investment Trust REIT	7,135	103,580
Laurentian Bank of Canada	3,533	107,205
Loblaw Cos., Ltd.	1,721	84,894
Magna International, Inc.	1,835	89,350
Manulife Financial Corp.	9,807	165,853
Martinrea International, Inc.	7,956	72,038
Methanex Corp.	1,380	78,379
National Bank of Canada	2,856	128,892
Northview Apartment Real Estate Investment Trust REIT	3,393	73,682
NorthWest Healthcare Properties Real Estate Investment Trust REIT	9,038	78,859
Power Corp. of Canada	6,096	142,142
Restaurant Brands International, Inc.	2,702	175,927
Royal Bank of Canada	3,133	236,367
Saputo, Inc.	1,167	39,778
Teck Resources Ltd. Class B	4,348	100,603
TMX Group Ltd.	3,233	208,227
Toronto-Dominion Bank	4,368	237,039
TransCanada Corp.	3,803	170,806
Transcontinental, Inc., Class A, Class A	9,307	116,516
Valener, Inc.	739	14,461
West Fraser Timber Co., Ltd.	1,158	56,325

		4,447,691

China—2.8%
AAC Technologies Holdings, Inc.	3,400	20,167
Agile Group Holdings Ltd.	35,091	56,958
Agricultural Bank of China Ltd., Class H	203,000	93,840
Alibaba Group Holding Ltd. ADR (j)	2,790	509,035
Anhui Conch Cement Co., Ltd., Class H	15,500	94,843
Baidu, Inc. ADR (j)	932	153,640
Bank of China Ltd., Class H	546,000	248,141
Bank of Communications Co., Ltd., Class H	117,039	96,019
Beijing Enterprises Holdings Ltd.	23,500	133,443

	Shares	Value
BOC Aviation Ltd. (b)	30,300	$247,313
BYD Electronic International Co., Ltd.	41,818	54,079
China CITIC Bank Corp., Ltd., Class H	218,000	139,011
China Communications Services Corp., Ltd., Class H	52,000	46,463
China Construction Bank Corp., Class H	485,064	416,364
China Dongxiang Group Co., Ltd.	43,117	6,268
China Everbright Greentech Ltd. (b)	35,000	27,825
China Evergrande Group	12,483	41,575
China Huarong Asset Management Co., Ltd., Class H (b)	190,000	40,483
China Lumena New Materials Corp. (e)(f)(j)	1,772	34
China Mobile Ltd.	27,500	280,619
China Petroleum & Chemical Corp., Class H	223,800	177,622
China Southern Airlines Co., Ltd., Class H	57,154	51,141
China Yuchai International Ltd.	3,015	47,788
China Zhongwang Holdings Ltd.	114,800	62,638
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	3,755
CITIC Ltd.	64,000	95,675
Country Garden Holdings Co., Ltd.	45,000	70,458
Country Garden Services Holdings Co., Ltd. (j)	5,172	9,657
CSPC Pharmaceutical Group Ltd.	32,000	59,620
EVA Precision Industrial Holdings Ltd.	20,236	2,269
Fosun International Ltd.	30,000	50,971
Guangzhou Automobile Group Co., Ltd., Class H	88,809	105,107
Guangzhou R&F Properties Co., Ltd., Class H	2,881	6,249
Hopewell Highway Infrastructure Ltd.	21,000	11,319
Hua Hong Semiconductor Ltd. (b)	51,000	119,898
Industrial & Commercial Bank of China Ltd., Class H	406,000	298,160
Jiangsu Expressway Co., Ltd., Class H	5,189	7,342
Jiayuan International Group Ltd.	20,000	10,580
Ju Teng International Holdings Ltd.	4,744	1,348
Kingboard Holdings Ltd.	14,000	49,726
Lee & Man Paper Manufacturing Ltd.	48,517	41,398
Longfor Group Holdings Ltd.	14,845	52,360
Nexteer Automotive Group Ltd.	39,000	48,289
Orient Securities Co., Ltd., Class H (b)	21,600	17,349
Ping An Insurance Group Co. of China Ltd., Class H	14,000	157,615

150	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Postal Savings Bank of China Co., Ltd., Class H (b)	71,000	$40,653
Shanghai Industrial Holdings Ltd.	43,000	101,343
Shenzhen Expressway Co., Ltd., Class H	64,274	75,392
Sihuan Pharmaceutical Holdings Group Ltd.	185,000	44,845
Sinopec Shanghai Petrochemical Co., Ltd., Class H	91,380	43,569
Sinopharm Group Co., Ltd., Class H	15,921	66,381
Sinotrans Ltd., Class H	45,000	19,352
Sinotruk Hong Kong Ltd.	33,500	71,499
Tencent Holdings Ltd.	21,281	978,666
Tianneng Power International Ltd.	78,342	70,571
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	3,664
Want Want China Holdings Ltd.	97,000	80,692
XTEP International Holdings Ltd.	7,651	5,473
Yuzhou Properties Co., Ltd.	133,088	80,510
YY, Inc. ADR (j)	657	55,195

		6,002,259

Colombia—0.1%
Bancolombia S.A.	12,731	158,138
Corp. Financiera Colombiana S.A. (j)	346	2,876

		161,014

Czech Republic—0.1%
CEZ AS	1,419	33,346
O2 Czech Republic AS	1,665	18,053
Philip Morris CR AS	93	63,855

		115,254

Denmark—0.1%
Demant A/S (j)	2,119	62,715
Solar A/S, Class B	111	4,737
Spar Nord Bank A/S	377	3,305
Topdanmark A/S	944	47,163

		117,920

Finland—0.2%
Cramo Oyj	1,938	38,109
Elisa Oyj	1,437	64,833
Finnair Oyj	2,810	25,310
Metsa Board Oyj	429	2,634
Neste Oyj	1,092	116,408
Oriola Oyj, Class B	700	1,841
Stora Enso Oyj, Class R	8,051	98,570
UPM-Kymmene Oyj	5,669	165,574

		513,279

France—2.4%
Air France-KLM (j)	6,444	72,474
AKWEL	1,628	26,334
APERAM S.A.	51	1,455
ArcelorMittal	6,246	126,758
Atos SE	1,785	172,321
AXA S.A.	14,844	373,340
Beneteau S.A.	1,793	21,027
BioMerieux	661	54,671
Boiron S.A.	31	1,823
Capgemini SE	1,008	122,313
Cegereal S.A. REIT	793	36,471
Cie Generale des Etablissements Michelin SCA	2,044	241,486
CNP Assurances	6,732	148,225

	Shares	Value
Coface S.A.	3,416	$30,204
Derichebourg S.A.	4,537	18,452
Eiffage S.A.	2,917	280,405
Engie S.A.	17,107	255,114
Faurecia S.A.	1,794	75,519
Interparfums S.A.	999	54,312
Kering S.A.	375	215,101
Klepierre S.A. REIT	3,928	137,437
L’Oreal S.A.	1,022	275,216
LVMH Moet Hennessy Louis Vuitton SE	912	335,920
Metropole Television S.A.	5,408	99,767
Nexity S.A.	322	15,717
Orange S.A.	17,649	287,732
Orpea	359	43,106
Peugeot S.A.	7,196	175,594
Renault S.A.	1,527	100,962
Rubis SCA	80	4,367
Sanofi	3,635	321,422
SCOR SE	1,468	62,525
SEB S.A.	19	3,199
STMicroelectronics NV	4,337	64,328
Total S.A.	7,680	427,386
Vinci S.A.	4,011	390,278

		5,072,761

Germany—0.7%
Bayer AG	1,347	86,736
Bayerische Motoren Werke AG	1,321	102,000
Covestro AG (b)	2,079	114,701
Deutsche Lufthansa AG	7,221	158,725
Deutsche Telekom AG	13,865	230,342
Fresenius SE & Co. KGaA	568	31,747
Hella GmbH & Co. KGaA	605	26,648
MTU Aero Engines AG	480	108,797
Rheinmetall AG	518	54,076
Rhoen Klinikum AG	147	4,235
Sixt SE	37	3,870
Stroeer SE & Co. KGaA	580	33,992
TAG Immobilien AG	2,482	61,300
Talanx AG (j)	4,345	167,693
Vonovia SE	4,316	223,981
WCM Beteiligungs & Grundbesitz AG (j)	1,866	9,775
Wuestenrot & Wuerttembergische AG	1,560	29,959

		1,448,577

Greece—0.0%
FF Group (e)(f)(j)	4,956	—
Hellenic Petroleum S.A.	4,186	40,208
Mytilineos Holdings S.A.	3,431	34,700

		74,908

Hong Kong—0.6%
AIA Group Ltd.	19,200	191,996
Cathay Pacific Airways Ltd.	1,543	2,701
CK Hutchison Holdings Ltd.	1,297	13,638
CLP Holdings Ltd.	22,781	264,227
Dah Sing Banking Group Ltd.	1,623	3,051
Fairwood Holdings Ltd.	3,500	12,332
Global Brands Group Holding Ltd. (j)	614,000	8,374
Hang Seng Bank Ltd.	1,300	32,101
IT Ltd.	114,000	52,797
Johnson Electric Holdings Ltd.	34,000	78,839
Kerry Properties Ltd.	17,243	77,090
Link REIT	14,992	175,521
Minth Group Ltd.	13,315	41,984
Regal Hotels International Holdings Ltd.	38,000	23,860
Swire Pacific Ltd., Class A	4,656	59,974

	Shares	Value
VSTECS Holdings Ltd.	46,000	$26,803
WH Group Ltd. (b)	101,500	108,567
Wharf Real Estate Investment Co., Ltd.	9,000	67,074
Xinyi Glass Holdings Ltd.	44,292	50,861
Yue Yuen Industrial Holdings Ltd.	698	2,403

		1,294,193

Hungary—0.2%
Magyar Telekom Telecommunications PLC	87,892	141,947
MOL Hungarian Oil & Gas PLC	5,194	59,563
OTP Bank Nyrt	4,055	178,768
Richter Gedeon Nyrt	2,101	39,693

		419,971

India—0.0%
Genpact Ltd.	1,385	48,724

Indonesia—0.2%
Bank Negara Indonesia Persero Tbk PT	257,655	170,528
Bank Tabungan Negara Persero Tbk PT	343,400	59,042
Indo Tambangraya Megah Tbk PT	33,400	56,231
Telekomunikasi Indonesia Persero Tbk PT	419,700	116,009
Unilever Indonesia Tbk PT	23,400	80,977

		482,787

Ireland—0.1%
Accenture PLC, Class A	654	115,117
Horizon Pharma PLC (j)	462	12,211
Irish Residential Properties REIT PLC	5,191	9,259
Origin Enterprises PLC	2,219	13,092

		149,679

Israel—0.3%
B Communications Ltd. (j)	1,705	3,582
Bank Hapoalim BM	12,042	80,027
Bank Leumi Le-Israel BM	24,134	158,115
Equital Ltd. (j)	1,610	46,054
First International Bank of Israel Ltd.	3,430	80,983
Harel Insurance Investments & Financial Services Ltd.	5,173	34,160
Hilan Ltd.	2,961	80,575
Ituran Location and Control Ltd.	2,028	69,256
Mizrahi Tefahot Bank Ltd.	2,617	53,937
Shufersal Ltd.	3,759	24,306
Teva Pharmaceutical Industries Ltd. ADR (j)	6,279	98,455

		729,450

Italy—0.7%
Amplifon SpA	4,460	87,038
ASTM SpA	1,590	43,301
Cementir Holding SpA	4,685	33,080
Enel SpA	66,773	427,868
Eni SpA	9,146	161,596
Fila SpA	543	7,772
Intesa Sanpaolo SpA	66,054	161,206
Iren SpA	18,717	47,783
La Doria SpA	2,524	22,792
Maire Tecnimont SpA	7,699	29,367
Mediobanca Banca di Credito Finanziario SpA	7,246	75,446
Prima Industrie SpA	831	18,463
Snam SpA	14,553	74,863
Telecom Italia SpA (j)	269,183	167,659
Unipol Gruppo SpA	15,252	76,082

		1,434,316

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	151

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Japan—4.4%
ADEKA Corp.	26	$382
AGC, Inc.	2,200	77,276
Aida Engineering Ltd.	142	1,027
ANA Holdings, Inc.	2,945	108,045
Aoyama Trading Co., Ltd.	111	2,525
Asahi Group Holdings Ltd.	1,900	84,813
Astellas Pharma, Inc.	9,392	141,122
Bandai Namco Holdings, Inc.	1,600	75,121
BML, Inc.	518	15,046
Brother Industries Ltd.	5,500	102,149
Canon, Inc.	11,610	337,097
Chubu Electric Power Co., Inc.	11,500	179,781
Concordia Financial Group Ltd.	16,000	61,862
Daiichi Sankyo Co., Ltd.	2,647	122,232
Daito Pharmaceutical Co., Ltd.	152	3,797
DCM Holdings Co., Ltd.	4,225	39,407
Doutor Nichires Holdings Co., Ltd.	1,851	35,190
DTS Corp.	399	14,775
DyDo Group Holdings, Inc.	326	14,712
EDION Corp.	2,473	21,599
Eizo Corp.	1,500	59,764
EPS Holdings, Inc.	700	11,706
Exedy Corp.	2,074	45,055
FANUC Corp.	800	136,811
Fuji Oil Holdings, Inc.	1,616	55,401
Fuji Soft, Inc.	272	10,788
FUJIFILM Holdings Corp.	2,521	114,827
Fukuoka Financial Group, Inc.	2,800	62,176
Fukuyama Transporting Co., Ltd.	345	13,304
Furukawa Electric Co., Ltd.	1,200	30,370
Gecoss Corp.	5,200	48,697
Geo Holdings Corp.	536	7,453
Hankyu Hanshin Holdings, Inc.	1,470	55,180
Hitachi Ltd.	6,400	207,940
Hogy Medical Co., Ltd.	278	9,815
Honda Motor Co., Ltd.	11,400	309,633
Honeys Holdings Co., Ltd.	39	389
ITOCHU Corp.	12,377	224,318
Japan Airlines Co., Ltd.	2,920	102,899
JFE Holdings, Inc.	4,000	68,083
JXTG Holdings, Inc.	20,500	93,581
Kagome Co., Ltd.	1,800	50,671
Kajima Corp.	4,800	71,005
Kamei Corp.	3,000	32,005
Kansai Electric Power Co., Inc.	7,700	113,553
Keyence Corp.	300	187,558
Komatsu Ltd.	5,000	116,618
Konica Minolta, Inc.	9,100	89,727
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,700	36,187
Kyowa Exeo Corp.	1,900	52,562
Kyudenko Corp.	1,300	40,846
LaSalle Logiport REIT	35	34,605
Marubeni Corp.	24,000	166,402
Mazda Motor Corp.	14,800	165,936
Mitsubishi Chemical Holdings Corp.	11,506	81,262
Mitsubishi Corp.	11,200	311,822
Mitsubishi Gas Chemical Co., Inc.	271	3,882
Mitsubishi Tanabe Pharma Corp.	5,186	69,463
Mitsubishi UFJ Financial Group, Inc.	43,885	217,046
Mitsuboshi Belting Ltd.	71	1,265
Mitsui & Co., Ltd.	20,800	323,657
Mitsui Sugar Co., Ltd.	3,500	86,255
NEC Networks & System Integration Corp.	765	18,509

	Shares	Value
NET One Systems Co., Ltd.	2,300	$58,163
Nichias Corp.	1,198	23,790
Nidec Corp.	1,100	140,068
Nihon Unisys Ltd.	2,421	64,275
Nintendo Co., Ltd.	400	114,676
Nippon Road Co., Ltd.	800	47,091
Nippon Telegraph & Telephone Corp.	8,908	379,758
Nissan Motor Co., Ltd.	30,059	246,849
Nisshin Oillio Group Ltd.	692	20,475
NS United Kaiun Kaisha Ltd.	1,900	40,768
NTT Data Corp.	6,515	72,028
NTT DOCOMO, Inc.	9,843	218,157
Obayashi Corp.	4,027	40,587
Pacific Industrial Co., Ltd.	224	3,159
Prima Meat Packers Ltd.	2,892	53,740
Raito Kogyo Co., Ltd.	1,663	22,468
Recruit Holdings Co., Ltd.	3,400	97,479
Rohm Co., Ltd.	1,600	100,248
Rohto Pharmaceutical Co., Ltd.	1,500	38,657
S Foods, Inc.	772	28,323
Sanyo Special Steel Co., Ltd.	182	3,738
Sawai Pharmaceutical Co., Ltd.	925	53,651
Sekisui House Ltd.	3,300	54,686
Senko Group Holdings Co., Ltd.	1,796	14,935
Shibaura Electronics Co., Ltd.	200	6,836
SoftBank Group Corp.	4,500	438,645
Sojitz Corp.	17,884	63,191
Sony Corp.	5,900	249,105
Stella Chemifa Corp.	1,511	41,626
Sumitomo Dainippon Pharma Co., Ltd.	3,568	88,554
Takasago Thermal Engineering Co., Ltd.	397	6,405
Takeda Pharmaceutical Co., Ltd.	3,043	124,618
Teijin Ltd.	4,000	66,144
Toho Co., Ltd.	1,600	64,363
Tokyo Electron Ltd.	400	58,023
Toray Industries, Inc.	4,826	30,797
Toshiba Plant Systems & Services Corp.	2,000	35,520
Towa Pharmaceutical Co., Ltd.	414	10,918
Toyota Motor Corp.	8,951	527,310
Tv Tokyo Holdings Corp.	266	5,600
Unipres Corp.	317	4,965
Wacoal Holdings Corp.	298	7,419
West Japan Railway Co.	1,101	82,956
Yakult Honsha Co., Ltd.	1,000	70,114
Yamaha Motor Co., Ltd.	2,900	57,044
Yomiuri Land Co., Ltd.	900	35,166
Yorozu Corp.	259	3,391
Yoshinoya Holdings Co., Ltd.	1,475	23,828
Yurtec Corp.	132	968

		9,418,259

Korea (Republic of)—1.3%
CJ Hello Co., Ltd.	889	7,258
Daekyo Co., Ltd.	777	4,240
DGB Financial Group, Inc.	12,331	88,827
Easy Bio, Inc.	559	3,395
GS Holdings Corp.	1,215	56,592
Hana Financial Group, Inc.	2,429	77,990
Hansol Paper Co., Ltd.	477	6,207
Hanwha Chemical Corp.	4,949	91,418
HDC Holdings Co., Ltd.	757	12,672
HDC Hyundai Development Co-Engineering & Construction (j)	1,058	47,318
Hyundai Department Store Co., Ltd.	793	70,683

	Shares	Value
Hyundai Engineering Plastics Co., Ltd.	864	$3,293
Hyundai Steel Co.	1,889	74,903
Industrial Bank of Korea	5,202	64,410
KB Financial Group, Inc.	2,880	106,566
KC Co., Ltd.	70	970
KC Tech Co., Ltd.	103	1,520
KT Corp.	221	5,333
KT&G Corp.	670	61,095
Kukdo Chemical Co., Ltd.	130	5,505
LG Corp.	831	56,766
LG Electronics, Inc.	1,946	129,034
LG Uplus Corp.	5,641	76,825
Lotte Chemical Corp.	167	42,845
LS Corp.	973	44,922
Macquarie Korea Infrastructure Fund	4,385	41,142
OCI Co., Ltd.	553	45,388
POSCO	1,132	252,775
Samjin Pharmaceutical Co., Ltd.	320	10,778
Samsung Electronics Co., Ltd.	2,637	104,011
Samsung Electronics Co., Ltd. GDR	569	558,189
Shinhan Financial Group Co., Ltd.	4,196	155,807
SK Innovation Co., Ltd.	855	135,256
SK Telecom Co., Ltd.	604	133,767
Ubiquoss Holdings, Inc. (j)	442	6,298
Ubiquoss, Inc.	140	4,091
Woori Financial Group, Inc.	7,482	90,633

		2,678,722

Malaysia—0.3%
AirAsia Group Bhd.	65,300	42,624
Ann Joo Resources Bhd.	32,300	12,444
CIMB Group Holdings Bhd.	95,200	120,301
Genting Bhd.	36,500	59,443
Genting Malaysia Bhd.	64,400	50,586
Hong Leong Financial Group Bhd.	14,500	68,157
KNM Group Bhd. (j)	31,700	895
Malayan Banking Bhd.	32,400	73,623
Maxis Bhd.	3,200	4,207
MISC Bhd.	17,300	28,397
Public Bank Bhd.	8,100	45,987
Supermax Corp. Bhd.	40,200	14,521
Tenaga Nasional Bhd.	20,800	64,622
VS Industry Bhd.	70,375	18,482

		604,289

Mexico—0.2%
Alfa S.A.B de C.V., Class A (j)	62,800	66,585
Banco del Bajio S.A. (b)	12,600	25,024
El Puerto de Liverpool S.A.B de C.V.	9,800	61,859
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	47	4,182
Grupo Financiero Banorte S.A.B de C.V., Class O	13,900	75,514
Grupo Lala S.A.B de C.V.	4,496	5,830
Industrias Bachoco S.A.B de C.V. ADR	1,280	59,008
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (b)(j)	62,700	68,449
Wal-Mart de Mexico S.A.B de C.V.	51,200	136,875

		503,326

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	3,431	4,123

152	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Netherlands—0.8%
Aegon NV	14,747	$70,837
AerCap Holdings NV (j)	2,098	97,641
AMG Advanced Metallurgical Group NV	879	27,406
ASML Holding NV	1,326	249,221
ASR Nederland NV	5,292	220,498
BE Semiconductor Industries NV	1,542	41,167
Coca-Cola European Partners PLC	3,298	170,638
ING Groep NV	19,773	239,595
Koninklijke Ahold Delhaize NV	14,337	381,705
Koninklijke DSM NV	578	63,051
Koninklijke Volkerwessels NV	2,060	42,473
NN Group NV	1,623	67,527
Signify NV (b)	1,865	49,896
Vastned Retail NV REIT	232	8,991

		1,730,646

New Zealand—0.2%
Air New Zealand Ltd.	80,996	139,935
Arvida Group Ltd.	9,216	8,164
Auckland International Airport Ltd.	9,910	54,977
Fonterra Co-operative Group Ltd. UNIT	2,607	7,548
Kiwi Property Group Ltd. REIT	1,590	1,609
Metlifecare Ltd.	25,550	86,871
Oceania Healthcare Ltd.	38,432	26,449
Summerset Group Holdings Ltd.	16,553	74,418
Tourism Holdings Ltd.	3,164	10,218

		410,189

Norway—0.4%
Austevoll Seafood ASA	5,188	61,432
Avance Gas Holding Ltd. (b)(j)	97	194
B2Holding ASA	15,516	21,774
Evry AS (b)	10,544	38,907
Frontline Ltd. (j)	6,296	40,248
Leroy Seafood Group ASA	6,270	45,552
Mowi ASA	705	15,750
Norsk Hydro ASA	26,959	109,637
Norwegian Finans Holding ASA (j)	6,317	49,112
Orkla ASA	4,764	36,586
Salmar ASA	2,412	115,854
Sparebank 1 Nord Norge	7,721	57,055
SpareBank 1 SMN	7,418	75,183
Telenor ASA	8,132	162,835

		830,119

Peru—0.0%
Ferreycorp SAA	34,967	26,033
Volcan Cia Minera SAA, Class B	76,624	14,320

		40,353

Philippines—0.2%
Bloomberry Resorts Corp.	101,900	23,291
Cebu Air, Inc.	28,120	44,451
DMCI Holdings, Inc.	437,900	100,073
Filinvest Land, Inc.	828,000	23,968
Globe Telecom, Inc.	2,315	85,440
San Miguel Corp.	10,250	33,988
Vista Land & Lifescapes, Inc.	443,200	61,023

		372,234

	Shares	Value

Poland—0.0%
Asseco Poland S.A.	501	$6,777
Ciech S.A.	570	7,961
Polski Koncern Naftowy Orlen S.A.	2,503	63,712

		78,450

Russian Federation—0.0%
Magnitogorsk Iron & Steel Works PJSC GDR	7,225	64,736
PhosAgro PJSC GDR	1,266	15,863
Surgutneftegas PJSC ADR	669	2,482

		83,081

Singapore—0.4%
Accordia Golf Trust UNIT	12,500	5,494
Asian Pay Television Trust UNIT	118,900	11,054
Bumitama Agri Ltd.	107,400	52,757
Fortune Real Estate Investment Trust REIT	11,000	14,492
Frasers Logistics & Industrial Trust REIT	55,700	47,707
Genting Singapore Ltd.	86,500	66,538
Keppel DC REIT	13,600	15,067
Mapletree Industrial Trust REIT	9,000	13,956
Oversea-Chinese Banking Corp., Ltd.	24,900	203,572
QAF Ltd.	50,100	31,089
SATS Ltd.	11,100	41,946
Sheng Siong Group Ltd.	23,700	18,205
Singapore Airlines Ltd.	14,200	101,397
Sino Grandness Food Industry Group Ltd. (j)	25,900	1,147
United Overseas Bank Ltd.	6,800	126,870
Venture Corp., Ltd.	3,500	46,502

		797,793

South Africa—0.2%
Harmony Gold Mining Co., Ltd. (j)	5,863	11,063
MultiChoice Group Ltd. (j)	1,465	12,255
Naspers Ltd., Class N	1,465	341,406

		364,724

Spain—0.6%
ACS Actividades de Construccion y Servicios S.A.	3,141	138,084
Amadeus IT Group S.A.	3,321	266,174
Banco Santander S.A.	54,122	251,317
CaixaBank S.A.	28,033	87,664
Ebro Foods S.A.	2,198	46,989
Ercros S.A.	9,151	32,148
Inmobiliaria Colonial Socimi S.A. REIT	410	4,218
International Consolidated Airlines Group S.A.	16,982	112,998
Lar Espana Real Estate Socimi S.A. REIT	137	1,144
Repsol S.A.	12,276	210,021
Telefonica S.A.	19,791	165,787

		1,316,544

Sweden—0.5%
Ahlsell AB (e)(f)	8,242	48,801
BillerudKorsnas AB	199	2,643
Bravida Holding AB (b)	9,507	83,865
Dios Fastigheter AB	9,921	81,497
Hemfosa Fastigheter AB	5,370	47,160
Klovern AB, Class B	45,445	62,345
Nyfosa AB (j)	5,370	32,172
Pandox AB	2,211	39,631
Peab AB	211	1,826

	Shares	Value
Sandvik AB	10,617	$172,676
Scandic Hotels Group AB (b)	5,709	50,984
Svenska Cellulosa AB SCA, Class B	4,928	42,789
Swedbank AB, Class A (j)	9,375	132,496
Volvo AB, Class B	18,295	283,868

		1,082,753

Switzerland—1.0%
Allreal Holding AG (j)	229	38,984
Baloise Holding AG	377	62,309
Banque Cantonale Vaudoise	41	32,872
Barry Callebaut AG	29	52,418
BKW AG	145	9,892
Bobst Group S.A.	1,000	60,507
Cembra Money Bank AG	50	4,732
Intershop Holding AG	17	8,676
Landis+Gyr Group AG (j)	860	54,465
Nestle S.A.	4,786	456,347
Novartis AG	8,366	804,135
Partners Group Holding AG	128	93,115
Schweiter Technologies AG	8	7,721
Siegfried Holding AG (j)	47	16,881
Straumann Holding AG	141	115,267
Swiss Life Holding AG (j)	734	323,401
Swiss Re AG	882	86,211

		2,227,933

Taiwan—1.0%
Accton Technology Corp.	15,000	60,799
Arcadyan Technology Corp.	4,000	12,134
Asia Vital Components Co., Ltd.	12,000	13,346
AU Optronics Corp.	143,000	52,713
Chailease Holding Co., Ltd.	11,220	45,976
Chin-Poon Industrial Co., Ltd.	7,000	8,663
China Airlines Ltd.	56,000	17,932
China Metal Products	8,000	9,717
China Motor Corp.	10,000	9,254
Chunghwa Telecom Co., Ltd.	52,000	184,910
E Ink Holdings, Inc.	56,000	62,758
Elite Material Co., Ltd.	11,000	38,125
Farglory Land Development Co., Ltd.	18,000	21,922
First Financial Holding Co., Ltd.	159,161	109,006
Formosa Petrochemical Corp.	33,000	123,883
Formosa Plastics Corp.	9,000	32,035
General Interface Solution Holding Ltd.	11,000	41,263
Getac Technology Corp.	18,000	30,082
Grand Pacific Petrochemical	84,000	65,493
Hon Hai Precision Industry Co., Ltd.	93,400	223,218
Huaku Development Co., Ltd.	16,000	38,458
King Yuan Electronics Co., Ltd.	28,000	23,911
King’s Town Bank Co., Ltd.	40,000	41,579
Long Chen Paper Co., Ltd.	43,000	23,825
Nanya Technology Corp.	13,000	25,999
Pou Chen Corp.	99,000	120,770
Powertech Technology, Inc.	34,000	80,510
Qisda Corp.	63,000	40,447
Sercomm Corp.	11,000	24,148
Sinbon Electronics Co., Ltd.	13,000	43,726
Sitronix Technology Corp.	3,000	13,815
Syncmold Enterprise Corp.	10,500	28,400
Taiwan Business Bank	217,744	84,865
Taiwan Cooperative Financial Holding Co., Ltd.	64,890	41,088

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	153

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	$7,978
TXC Corp.	15,000	15,707
United Integrated Services Co., Ltd.	16,000	56,435
United Renewable Energy Co., Ltd. (j)	8,340	2,715
Wistron Corp.	38,086	29,368
Wistron NeWeb Corp.	5,250	13,817
WT Microelectronics Co., Ltd.	6,707	8,855
Yageo Corp.	2,511	26,458
Yuanta Financial Holding Co., Ltd.	317,000	180,818

		2,136,921

Thailand—0.6%
Bangchak Corp. PCL (e)(f)	56,500	57,396
Bangkok Bank PCL	9,000	61,329
Banpu PCL (e)(f)	161,400	82,524
Electricity Generating PCL (e)(f)	23,000	211,809
Intouch Holdings PCL (e)(f)	25,300	45,913
Kiatnakin Bank PCL (e)(f)	94,800	207,814
PTT Global Chemical PCL (e)(f)	47,100	100,037
PTT PCL (e)(f)	128,800	194,825
Siam Cement PCL (e)(f)	12,300	187,004
Sri Trang Agro-Industry PCL (e)(f)	8,200	3,313
Thai Oil PCL (e)(f)	3,600	7,886
Thanachart Capital PCL (e)(f)	43,800	75,254
Tisco Financial Group PCL (e)(f)	44,000	122,536

		1,357,640

Turkey—0.2%
Akbank T.A.S. (j)	56,083	63,858
Dogus Otomotiv Servis ve Ticaret AS	909	731
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	83,530	22,977
Eregli Demir ve Celik Fabrikalari T.A.S	25,934	42,539
Soda Sanayii AS	106,116	142,744
TAV Havalimanlari Holding AS	10,694	44,867
Tekfen Holding AS	16,616	67,438
Tofas Turk Otomobil Fabrikasi AS	15,853	48,805
Tupras Turkiye Petrol Rafinerileri AS	58	1,301
Turkiye Halk Bankasi AS	32,412	37,255
Turkiye Vakiflar Bankasi Tao	39,830	32,548
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (j)	10,405	9,629

		514,692

United Kingdom—2.6%
3i Group PLC	8,560	109,768
Anglo American PLC	12,270	328,178
Aviva PLC	28,816	154,956
Bellway PLC	2,026	80,376
Berkeley Group Holdings PLC	1,337	64,276
Biffa PLC (b)	16,942	48,987
BP PLC	81,153	589,290
British American Tobacco PLC ADR	4,557	190,118
BT Group PLC	46,773	135,890
Burford Capital Ltd.	2,224	48,864
Carnival PLC	3,000	148,283
Central Asia Metals PLC	8,818	27,219
Compass Group PLC	6,089	143,264

	Shares	Value
Costain Group PLC	6,064	$26,458
CYBG PLC	1,098	2,839
easyJet PLC	3,319	48,353
Equiniti Group PLC (b)	9,227	24,997
Ferrexpo PLC	9,554	30,837
Firstgroup PLC (j)	69,732	82,603
Gamma Communications PLC	2,555	32,545
HSBC Holdings PLC	35,404	287,688
J Sainsbury PLC	28,329	86,932
Johnson Service Group PLC	5,867	10,622
JPJ Group PLC (j)	7,484	68,233
Keller Group PLC	10,963	88,104
Legal & General Group PLC	52,714	189,171
Lloyds Banking Group PLC	334,787	271,237
Micro Focus International PLC	162	4,212
Morgan Sindall Group PLC	3,892	63,567
National Express Group PLC	29,915	158,189
Nomad Foods Ltd. (j)	2,497	51,064
Plus500 Ltd.	2,720	26,641
Primary Health Properties PLC REIT	4,727	7,993
Reach PLC	3,803	3,076
Renewables Infrastructure Group Ltd.	27,255	41,840
Rio Tinto PLC	6,110	355,132
Robert Walters PLC	2,852	22,362
Royal Dutch Shell PLC, Class A	5,466	171,490
Royal Dutch Shell PLC, Class A	16,913	531,506
Royal Dutch Shell PLC, Class B	14,974	473,262
Safestore Holdings PLC REIT	5,621	43,670
Schroders PLC	1,204	33,637
SIG PLC	20,896	38,676
Softcat PLC	4,246	45,966
Stock Spirits Group PLC	11,397	34,141
Taylor Wimpey PLC	38,774	88,684
TUI AG	7,356	70,554
Venator Materials PLC (j)	2,225	12,504
Watkin Jones PLC	15,706	45,004

		5,643,258

United States—31.8%
3M Co.	451	93,709
Aaron’s, Inc.	1,421	74,745
Abbott Laboratories	6,245	499,225
AbbVie, Inc.	5,137	413,991
ACCO Brands Corp.	5,102	43,673
Activision Blizzard, Inc.	2,912	132,583
Adobe, Inc. (j)	1,180	314,458
Advanced Energy Industries, Inc. (j)	1,225	60,858
AES Corp.	9,001	162,738
Aflac, Inc.	7,275	363,750
AG Mortgage Investment Trust, Inc. REIT	6,861	115,539
Agilent Technologies, Inc.	3,775	303,434
AGNC Investment Corp. REIT	9,732	175,176
Air Lease Corp.	2,180	74,883
Alaska Air Group, Inc.	1,211	67,961
Align Technology, Inc. (j)	1,140	324,136
Allstate Corp.	2,246	211,528
Ally Financial, Inc.	3,701	101,740
Alphabet, Inc., Class A (j)	493	580,207
Alphabet, Inc., Class C (j)	496	581,962
Altria Group, Inc.	6,092	349,864
Amazon.com, Inc. (j)	878	1,563,498
Amdocs Ltd.	1,479	80,029
Ameren Corp.	1,152	84,730
American Electric Power Co., Inc.	943	78,976

	Shares	Value
American Equity Investment Life Holding Co.	2,733	$73,846
American Express Co.	4,322	472,395
American Financial Group, Inc.	388	37,329
Ameriprise Financial, Inc.	986	126,307
AmerisourceBergen Corp.	2,098	166,833
Amgen, Inc.	1,869	355,073
Annaly Capital Management, Inc. REIT	32,627	325,944
Antero Resources Corp. (j)	4,279	37,784
Anthem, Inc.	2,274	652,593
Anworth Mortgage Asset Corp. REIT	7,680	31,027
Apollo Commercial Real Estate Finance, Inc. REIT	1,868	33,998
Apollo Investment Corp.	302	4,572
Apple, Inc.	10,389	1,973,391
Applied Materials, Inc.	4,290	170,141
Archer-Daniels-Midland Co.	7,409	319,550
Ares Commercial Real Estate Corp. REIT	1,466	22,269
ARMOUR Residential REIT, Inc.	1,081	21,112
Arrow Electronics, Inc. (j)	1,049	80,836
ASGN, Inc. (j)	64	4,063
AT&T, Inc.	37,860	1,187,290
Athene Holding Ltd., Class A (j)	4,084	166,627
Atmos Energy Corp.	494	50,847
Automatic Data Processing, Inc.	2,728	435,771
AutoZone, Inc. (j)	141	144,401
AvalonBay Communities, Inc. REIT	295	59,215
Avery Dennison Corp.	380	42,940
Avnet, Inc.	3,623	157,129
Bank of America Corp.	26,148	721,423
Bank of New York Mellon Corp.	3,768	190,020
Baxter International, Inc.	3,399	276,373
Becton Dickinson and Co.	983	245,485
Bemis Co., Inc.	10	555
Berkshire Hathaway, Inc., Class B (j)	1,334	267,987
Berry Global Group, Inc. (j)	1,229	66,206
Best Buy Co., Inc.	2,270	161,306
BGC Partners, Inc., Class A	7,546	40,069
Bio-Techne Corp.	691	137,198
Biogen, Inc. (j)	418	98,807
Blackstone Mortgage Trust, Inc., Class A REIT	1,021	35,286
Blucora, Inc. (j)	4,313	143,968
Boeing Co.	2,276	868,112
BorgWarner, Inc.	1,997	76,705
Boston Scientific Corp. (j)	9,115	349,834
Bristol-Myers Squibb Co.	1,803	86,021
Brixmor Property Group, Inc. REIT	256	4,703
Broadcom, Inc.	1,010	303,717
Broadridge Financial Solutions, Inc.	943	97,780
Bunge Ltd.	3,995	212,015
Burlington Stores, Inc. (j)	149	23,345
Cambrex Corp. (j)	115	4,468
Camping World Holdings, Inc., Class A	1,996	27,764
Capitol Federal Financial, Inc.	2,232	29,797
Capstead Mortgage Corp. REIT	2,436	20,925
Caterpillar, Inc.	1,653	223,965
Celanese Corp.	810	79,874
Centene Corp. (j)	3,194	169,601
Central Garden & Pet Co., Class A (j)	2,214	51,475

154	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Charles River Laboratories International, Inc. (j)	728	$105,742
Chatham Lodging Trust REIT	3,180	61,183
Chevron Corp.	4,453	548,521
Children’s Place, Inc.	894	86,968
Chimera Investment Corp. REIT	4,849	90,870
Chubb Ltd.	314	43,985
Cigna Corp.	1,163	187,034
Cisco Systems, Inc.	23,212	1,253,216
Citigroup, Inc.	6,307	392,422
Citizens Financial Group, Inc.	3,823	124,247
Clorox Co.	587	94,190
CME Group, Inc.	479	78,834
CMS Energy Corp.	1,062	58,983
CNA Financial Corp.	777	33,683
Coca-Cola Co.	4,998	234,206
Cognizant Technology Solutions Corp., Class A	4,107	297,552
Cohu, Inc.	1,208	17,818
Colgate-Palmolive Co.	578	39,616
Comcast Corp., Class A	14,908	596,022
Conagra Brands, Inc.	1,739	48,240
ConocoPhillips	3,050	203,557
CONSOL Energy, Inc. (j)	1,354	46,334
Consolidated Edison, Inc.	2,423	205,495
Constellation Brands, Inc., Class A	1,730	303,321
Cooper Cos., Inc.	639	189,253
Cooper-Standard Holdings, Inc. (j)	545	25,593
Copa Holdings S.A., Class A	310	24,989
Costco Wholesale Corp.	2,582	625,205
Crawford & Co., Class A	6,758	62,444
Crown Castle International Corp. REIT	872	111,616
CSX Corp.	4,320	323,222
Cushman & Wakefield PLC (j)	2,741	48,790
CVS Health Corp.	9,516	513,198
Danaher Corp.	2,121	280,014
Darden Restaurants, Inc.	1,248	151,595
Deciphera Pharmaceuticals, Inc. (j)	808	18,754
Deere & Co.	1,382	220,899
Dell Technologies, Inc. Class C (j)	990	58,103
Delta Air Lines, Inc.	1,842	95,139
Dime Community Bancshares, Inc.	279	5,226
Dollar Tree, Inc. (j)	559	58,717
Dominion Energy, Inc.	60	4,600
Donegal Group, Inc., Class A	1,812	24,371
DowDuPont, Inc.	3,650	194,581
DR Horton, Inc.	2,356	97,491
DTE Energy Co.	482	60,125
Duke Energy Corp.	2,453	220,770
DXC Technology Co.	888	57,107
Dynex Capital, Inc. REIT	17,742	108,049
E*TRADE Financial Corp.	1,541	71,549
Eastman Chemical Co.	2,230	169,212
Edison International	2,581	159,816
Elanco Animal Health, Inc. (j)	4,196	134,566
Eli Lilly & Co.	370	48,011
Ennis, Inc.	938	19,473
Ensco PLC, Class A	782	3,073
Entergy Corp.	2,690	257,245
Enviva Partners L.P.	505	16,286
Equinix, Inc. REIT	7	3,172
Equity LifeStyle Properties, Inc. REIT	513	58,636
Essent Group Ltd. (j)	2,386	103,672
Essex Property Trust, Inc. REIT	268	77,516
Estee Lauder Cos., Inc., Class A	1,164	192,700

	Shares	Value
Everest Re Group Ltd.	374	$80,769
Evergy, Inc.	893	51,839
Exelon Corp.	5,488	275,113
Exxon Mobil Corp.	8,401	678,801
Facebook, Inc., Class A (j)	5,507	917,962
Federal Agricultural Mortgage Corp., Class C	128	9,271
FedEx Corp.	1,340	243,089
Fidelity National Information Services, Inc.	1,301	147,143
First American Financial Corp.	1,114	57,371
First NBC Bank Holding Co. (j)	1,041	18
FLIR Systems, Inc.	3,072	146,166
FTI Consulting, Inc. (j)	534	41,022
Gaming and Leisure Properties, Inc. REIT	1,181	45,551
Gap, Inc.	2,802	73,356
Garmin Ltd.	2,346	202,577
General Mills, Inc.	1,199	62,048
General Motors Co.	9,754	361,873
German American Bancorp, Inc.	67	1,970
Gilead Sciences, Inc.	625	40,631
Global Brass & Copper Holdings, Inc.	1,340	46,150
Granite Point Mortgage Trust, Inc. REIT	160	2,971
Hamilton Beach Brands Holding Co., Class A	2,937	63,028
Hartford Financial Services Group, Inc.	931	46,289
Hawkins, Inc.	820	30,201
HCA Healthcare, Inc.	1,544	201,307
Healthcare Services Group, Inc.	615	20,289
Hershey Co.	376	43,176
Hewlett Packard Enterprise Co.	10,717	165,363
Hill-Rom Holdings, Inc.	825	87,334
HollyFrontier Corp.	2,843	140,075
Home Depot, Inc.	2,707	519,446
Hooker Furniture Corp.	1,061	30,589
HP, Inc.	14,399	279,773
Humana, Inc.	1,056	280,896
Huntington Ingalls Industries, Inc.	585	121,212
Illumina, Inc. (j)	630	195,735
Ingredion, Inc.	2,028	192,031
Insight Enterprises, Inc. (j)	12	661
Intel Corp.	16,801	902,214
Intuit, Inc.	891	232,916
Intuitive Surgical, Inc. (j)	1,239	706,949
Invesco Ltd.	257	4,963
Invesco Mortgage Capital, Inc. REIT	6,262	98,940
IQVIA Holdings, Inc. (j)	1,111	159,817
Jacobs Engineering Group, Inc.	1,127	84,739
Janus Henderson Group PLC	2,964	74,041
Jefferies Financial Group, Inc.	3,905	73,375
John B Sanfilippo & Son, Inc.	57	4,097
Johnson & Johnson	10,755	1,503,441
Jones Lang LaSalle, Inc.	314	48,413
JPMorgan Chase & Co.	8,823	893,152
Kansas City Southern	1,153	133,725
Kellogg Co.	315	18,075
Kimberly-Clark Corp.	724	89,704
Kohl’s Corp.	1,185	81,492
Korn Ferry International	801	35,869
Laboratory Corp. of America Holdings (j)	2,036	311,467
Lam Research Corp.	1,659	296,978
Lear Corp.	727	98,661

	Shares	Value
Legg Mason, Inc.	2,584	$70,724
Leidos Holdings, Inc.	1,817	116,452
LHC Group, Inc. (j)	1,527	169,283
Lincoln National Corp.	2,047	120,159
Lockheed Martin Corp.	216	64,835
Loews Corp.	4,367	209,310
Lululemon Athletica, Inc. (j)	1,404	230,073
Macy’s, Inc.	3,876	93,140
Magellan Health, Inc. (j)	870	57,350
Manhattan Associates, Inc. (j)	85	4,684
ManpowerGroup, Inc.	958	79,217
Marathon Petroleum Corp.	4,572	273,634
Marsh & McLennan Cos., Inc.	482	45,260
Marvell Technology Group Ltd.	180	3,580
Masimo Corp. (j)	867	119,889
Mastercard, Inc., Class A	2,755	648,665
MasterCraft Boat Holdings, Inc. (j)	2,622	59,179
Maxim Integrated Products, Inc.	1,447	76,937
McDonald’s Corp.	3,808	723,139
McKesson Corp.	1,722	201,577
MDC Holdings, Inc.	2,565	74,539
MedEquities Realty Trust, Inc. REIT	2,170	24,152
Mercer International, Inc.	4,271	57,701
Merck & Co., Inc.	7,989	664,445
Merit Medical Systems, Inc. (j)	1,530	94,600
Mettler-Toledo International, Inc. (j)	390	281,970
MFA Financial, Inc. REIT	5,882	42,762
Micron Technology, Inc. (j)	4,476	184,993
Microsoft Corp.	19,782	2,333,089
Mid-America Apartment Communities, Inc. REIT	371	40,561
MKS Instruments, Inc.	679	63,181
Mohawk Industries, Inc. (j)	327	41,251
Molson Coors Brewing Co., Class B	1,697	101,226
Mondelez International, Inc., Class A	2,900	144,768
Morgan Stanley	4,451	187,832
Morningstar, Inc.	74	9,323
Motorola Solutions, Inc.	346	48,585
NetApp, Inc.	3,227	223,760
Netflix, Inc. (j)	1,182	421,454
New Residential Investment Corp. REIT	2,868	48,498
Newmark Group, Inc., Class A	3,500	29,190
NextEra Energy, Inc.	1,036	200,280
Norfolk Southern Corp.	1,172	219,035
Northfield Bancorp, Inc.	664	9,230
Northrop Grumman Corp.	1,097	295,751
NVIDIA Corp.	1,546	277,600
NVR, Inc. (j)	12	33,204
Ollie’s Bargain Outlet Holdings, Inc. (j)	612	52,222
ON Semiconductor Corp. (j)	4,404	90,590
Oracle Corp.	12,205	655,531
Orchid Island Capital, Inc. REIT	4,056	26,688
Oritani Financial Corp.	1,427	23,731
Orthofix Medical, Inc. (j)	956	53,928
Oshkosh Corp.	509	38,241
Owens Corning	1,694	79,821
PACCAR, Inc.	2,354	160,402
Park Hotels & Resorts, Inc. REIT	1,392	43,263
Paychex, Inc.	803	64,401
PBF Energy, Inc., Class A	1,227	38,209
PepsiCo, Inc.	4,897	600,127
PerkinElmer, Inc.	539	51,938

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	155

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value
Perspecta, Inc.	850	$17,187
PetMed Express, Inc.	813	18,520
Pfizer, Inc.	16,529	701,987
Phibro Animal Health Corp., Class A	1,042	34,386
Phillips 66	1,469	139,805
Pinnacle West Capital Corp.	482	46,070
Planet Fitness, Inc., Class A (j)	659	45,286
PNC Financial Services Group, Inc.	1,699	208,399
PPL Corp.	1,983	62,940
Principal Financial Group, Inc.	2,058	103,291
Procter & Gamble Co.	9,066	943,317
Progressive Corp.	4,266	307,536
Prudential Financial, Inc.	1,805	165,843
PVH Corp.	887	108,170
QCR Holdings, Inc.	406	13,772
Quest Diagnostics, Inc.	1,650	148,368
Ralph Lauren Corp.	426	55,244
Raymond James Financial, Inc.	1,341	107,830
Ready Capital Corp. REIT	2,721	39,917
Regeneron Pharmaceuticals, Inc. (j)	448	183,958
Regions Financial Corp.	14,517	205,416
Reinsurance Group of America, Inc.	747	106,059
Reliance Steel & Aluminum Co.	554	50,004
Republic Services, Inc.	2,641	212,284
Ross Stores, Inc.	2,342	218,040
Royal Caribbean Cruises Ltd.	1,223	140,180
Rudolph Technologies, Inc. (j)	2,029	46,261
S&P Global, Inc.	332	69,903
Sabre Corp.	4,761	101,838
Salesforce.com, Inc. (j)	2,343	371,061
Santander Consumer USA Holdings, Inc.	369	7,797
Schweitzer-Mauduit International, Inc.	1,649	63,849
Seaboard Corp.	15	64,270
SMART Global Holdings, Inc. (j)	1,023	19,642
Southern Co.	2,427	125,427
SP Plus Corp. (j)	812	27,705
Speedway Motorsports, Inc.	3,832	55,449
Stanley Black & Decker, Inc.	1,197	162,995
State Street Corp.	1,763	116,023
Stoneridge, Inc. (j)	2,765	79,798
Stryker Corp.	1,635	322,945
SunTrust Banks, Inc.	1,148	68,019
Superior Industries International, Inc.	3,587	17,074
Sykes Enterprises, Inc. (j)	1,758	49,716
SYNNEX Corp.	333	31,765
Sysco Corp.	3,153	210,494
T-Mobile U.S., Inc. (j)	1,026	70,897
Target Corp.	7,239	581,002
Teleflex, Inc.	605	182,807
Tenneco, Inc. Class A	1,049	23,246
Teradyne, Inc.	827	32,948
Thermo Fisher Scientific, Inc.	1,905	521,437
Thor Industries, Inc.	991	61,809
TJX Cos., Inc.	7,512	399,714
Toll Brothers, Inc.	2,023	73,233
Total System Services, Inc.	1,496	142,135
Tower International, Inc.	2,305	48,474
Tractor Supply Co.	1,334	130,412
TransUnion	1,002	66,974
Travelers Cos., Inc.	842	115,489
Trinseo S.A.	1,428	64,688
Triton International Ltd.	1,282	39,870

	Shares	Value
Two Harbors Investment Corp. REIT	3,707	$50,156
Tyson Foods, Inc., Class A	3,625	251,684
Union Pacific Corp.	2,808	469,498
United Rentals, Inc. (j)	1,587	181,315
UnitedHealth Group, Inc.	4,254	1,051,844
Univar, Inc. (j)	3,304	73,217
Unum Group	5,817	196,789
Vail Resorts, Inc.	167	36,289
Valero Energy Corp.	2,947	249,994
Verizon Communications, Inc.	13,502	798,373
Versum Materials, Inc.	1,038	52,222
Visa, Inc., Class A	4,852	757,834
Vishay Intertechnology, Inc.	3,818	70,518
Walgreens Boots Alliance, Inc.	3,468	219,420
Walmart, Inc.	4,205	410,114
Walt Disney Co.	465	51,629
Waste Management, Inc.	4,895	508,639
Waterstone Financial, Inc.	720	11,851
WEC Energy Group, Inc.	2,415	190,978
Weight Watchers International, Inc. (j)	995	20,049
Weis Markets, Inc.	969	39,545
WellCare Health Plans, Inc. (j)	270	72,832
Wells Fargo & Co.	3,409	164,723
Werner Enterprises, Inc.	1,726	58,943
Western Asset Mortgage Capital Corp. REIT	4,189	42,853
Western Digital Corp.	1,276	61,325
Windstream Holdings, Inc. (j)	294	88
Wynn Resorts Ltd.	579	69,086
Xcel Energy, Inc.	3,423	192,407
Xenia Hotels & Resorts, Inc. REIT	2,025	44,368
Xerox Corp.	2,807	89,768
Xylem, Inc.	642	50,744
Zebra Technologies Corp., Class A (j)	196	41,068
Zoetis, Inc.	2,000	201,340

		68,056,038

Total Common Stock (cost—$112,624,458)		124,886,690

	Principal Amount (000s)

Corporate Bonds & Notes—16.7%

Australia—0.1%
Westpac Banking Corp.,
2.80%, 1/11/22	$100	100,091
3.40%, 1/25/28	150	151,755

		251,846

Canada—1.7%
Bank of Montreal,
1.90%, 8/27/21	400	393,140
2.10%, 6/15/20	350	348,099
Bank of Nova Scotia,
1.85%, 4/14/20	1,000	993,185
1.875%, 4/26/21	98	96,577
2.15%, 7/14/20	350	348,237
Nutrien Ltd.,
4.00%, 12/15/26	100	101,280
Royal Bank of Canada,
1.875%, 2/5/20	39	38,755
2.125%, 3/2/20	300	298,624

	Principal Amount (000s)	Value
2.30%, 3/22/21	$300	$298,324
3.35%, 10/22/21 (a)(b)	200	203,794
Toronto-Dominion Bank,
1.80%, 7/13/21	400	392,544
2.25%, 3/15/21 (a)(b)	200	198,557

		3,711,116

China—0.3%
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	313,860
State Grid Overseas Investment 2016 Ltd. (a)(b),
3.75%, 5/2/23	200	205,387

		519,247

France—0.3%
Dexia Credit Local S.A. (a)(b),
3.25%, 9/26/23	250	257,090
Orange S.A.,
1.625%, 11/3/19	350	348,323
Total Capital International S.A.,
3.455%, 2/19/29	100	102,444

		707,857

Germany—1.1%
Bayer U.S. Finance II LLC (a)(b),
3.50%, 6/25/21	350	352,970
BMW U.S. Capital LLC (a)(b),
3.45%, 4/12/23	150	153,004
Deutsche Bank AG,
2.85%, 5/10/19	350	349,948
Deutsche Telekom International Finance BV (a)(b),
4.75%, 6/21/38	150	154,162
KFW,
1.50%, 4/20/20	550	544,682
2.75%, 7/15/20	300	301,243
Landwirtschaftliche Rentenbank,
2.50%, 11/15/27, Ser. 37	200	199,556
3.125%, 11/14/23	300	309,878

		2,365,443

Kazakhstan—0.1%
KazMunayGas National Co. JSC (a)(b),
4.75%, 4/24/25	200	207,038

Korea (Republic of)—0.2%
Kia Motors Corp. (a)(b),
3.50%, 10/25/27	350	336,876

Netherlands—0.4%
BNG Bank NV (a)(b),
3.125%, 11/8/21	200	203,727
ING Groep NV,
4.10%, 10/2/23	200	205,822
Shell International Finance BV,
2.125%, 5/11/20	350	348,128
3.75%, 9/12/46	100	100,728

		858,405

Norway—0.1%
Equinor ASA,
2.65%, 1/15/24	200	199,508

Switzerland—0.2%
Novartis Capital Corp.,
1.80%, 2/14/20	300	298,002
Tyco Electronics Group S.A.,
3.45%, 8/1/24	200	202,679

		500,681

United Kingdom—0.9%
Barclays PLC,
2.75%, 11/8/19	350	349,413
4.375%, 1/12/26	200	201,725
4.95%, 1/10/47	200	201,244

156	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
BP Capital Markets PLC,
2.315%, 2/13/20	$300	$298,750
Diageo Capital PLC,
3.00%, 5/18/20	200	200,727
Lloyds Banking Group PLC,
4.05%, 8/16/23	200	204,183
Unilever Capital Corp.,
1.80%, 5/5/20	350	347,128

		1,803,170

United States—11.3%
3M Co.,
3.25%, 2/14/24	100	103,022
Abbott Laboratories,
4.90%, 11/30/46	200	231,931
Allstate Corp.,
3.28%, 12/15/26	400	404,713
American Honda Finance Corp.,
2.00%, 2/14/20	300	298,461
2.60%, 11/16/22	100	99,823
Apple, Inc.,
1.90%, 2/7/20	350	349,029
3.85%, 8/4/46	200	203,137
Bank of America Corp.,
4.00%, 4/1/24	200	208,495
5.625%, 7/1/20	300	310,854
Bank of New York Mellon Corp.,
2.60%, 2/7/22	300	300,075
Cargill, Inc. (a)(b),
3.05%, 4/19/21	200	201,189
3.25%, 3/1/23	50	50,876
Caterpillar Financial Services Corp.,
2.10%, 1/10/20	350	349,369
3.15%, 9/7/21	100	101,190
3.45%, 5/15/23	150	154,397
CBS Corp.,
3.70%, 6/1/28	250	244,279
Citigroup, Inc.,
2.45%, 1/10/20	500	499,212
8.125%, 7/15/39	250	376,421
CNH Industrial Capital LLC,
4.875%, 4/1/21	350	360,010
Colgate-Palmolive Co.,
3.70%, 8/1/47	100	103,031
Comcast Corp.,
2.75%, 3/1/23	200	199,741
Commonwealth Edison Co.,
2.55%, 6/15/26	200	193,273
Consolidated Edison Co. of New York, Inc.,
4.50%, 5/15/58	50	52,225
CRH America Finance, Inc. (a)(b),
3.95%, 4/4/28	200	197,030
CSX Corp.,
2.60%, 11/1/26	50	47,537
CVS Health Corp.,
4.10%, 3/25/25	100	102,683
Discovery Communications LLC,
3.80%, 3/13/24	200	203,595
Dow Chemical Co.,
7.375%, 11/1/29	400	507,325
Duke Energy Carolinas LLC,
2.50%, 3/15/23	100	99,504
Ecolab, Inc.,
2.375%, 8/10/22	100	98,786
Energy Transfer Partners L.P., Ser. 30Y,
6.00%, 6/15/48	50	54,220
FedEx Corp.,
4.10%, 4/15/43	300	273,958
Fifth Third Bancorp,
2.60%, 6/15/22	350	348,188
Florida Power & Light Co.,
3.70%, 12/1/47	100	100,383

	Principal Amount (000s)	Value
Ford Motor Co.,
5.291%, 12/8/46	$150	$126,158
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	350	348,527
General Dynamics Corp.,
3.375%, 5/15/23	100	102,864
General Electric Co.,
5.50%, 1/8/20	300	305,848
General Mills, Inc.,
2.60%, 10/12/22	100	98,933
General Motors Co.,
5.15%, 4/1/38	150	137,897
General Motors Financial Co., Inc.,
2.65%, 4/13/20	350	348,338
4.35%, 4/9/25	100	99,945
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	400	399,609
6.00%, 6/15/20, Ser. D	300	311,327
Harley-Davidson Financial Services, Inc., Ser. SR (a)(b),
3.55%, 5/21/21	150	150,255
Home Depot, Inc.,
2.00%, 4/1/21	200	198,037
International Business Machines Corp.,
1.90%, 1/27/20	350	347,896
International Paper Co.,
4.35%, 8/15/48	100	93,732
John Deere Capital Corp.,
1.95%, 6/22/20	250	247,956
3.05%, 1/6/28	150	149,685
Johnson & Johnson,
1.95%, 11/10/20	100	99,279
JPMorgan Chase & Co.,
3.625%, 5/13/24	400	411,373
4.40%, 7/22/20	300	307,285
Kellogg Co.,
3.25%, 5/14/21	150	151,320
3.40%, 11/15/27	50	48,193
Keurig Dr. Pepper, Inc.,
4.42%, 12/15/46	250	229,073
Kraft Heinz Foods Co.,
4.00%, 6/15/23	100	103,014
5.375%, 2/10/20	350	357,412
Kroger Co.,
4.65%, 1/15/48	150	140,537
Merck & Co., Inc.,
1.85%, 2/10/20	350	348,403
3.40%, 3/7/29	50	51,353
MetLife, Inc.,
5.70%, 6/15/35	100	120,287
Morgan Stanley,
2.50%, 4/21/21	400	397,910
2.80%, 6/16/20	350	350,477
3.625%, 1/20/27	200	200,724
4.375%, 1/22/47	50	51,701
5.50%, 7/24/20	4,200	4,344,320
Nestle Holdings, Inc. (a)(b),
3.50%, 9/24/25	150	155,781
Northrop Grumman Corp.,
2.08%, 10/15/20	350	346,890
Nucor Corp.,
4.40%, 5/1/48	50	51,509
Oracle Corp.,
2.625%, 2/15/23	350	349,630
3.85%, 7/15/36	200	202,603
PACCAR Financial Corp.,
2.30%, 8/10/22	50	49,407
Pfizer, Inc.,
3.60%, 9/15/28	100	104,281
4.00%, 3/15/49	100	103,557
4.125%, 12/15/46	100	105,897
Philip Morris International, Inc.,
2.00%, 2/21/20	300	298,092
2.375%, 8/17/22	100	98,871

	Principal Amount (000s)	Value
Phillips 66,
4.875%, 11/15/44	$150	$165,079
PPL Electric Utilities Corp.,
4.15%, 6/15/48	50	52,740
Procter & Gamble Co.,
1.90%, 10/23/20	100	99,389
Prudential Financial, Inc.,
4.35%, 2/25/50	50	51,909
State Street Corp.,
2.55%, 8/18/20	350	349,534
Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	100	99,554
Toyota Motor Credit Corp.,
1.90%, 4/8/21	200	197,701
1.95%, 4/17/20	350	347,803
TWDC Enterprises 18 Corp.,
2.30%, 2/12/21	250	248,913
3.15%, 9/17/25	100	102,137
United Parcel Service, Inc.,
2.05%, 4/1/21	350	347,773
United Technologies Corp.,
1.90%, 5/4/20	350	347,415
3.35%, 8/16/21	100	101,443
Verizon Communications, Inc.,
4.125%, 8/15/46	200	194,364
Walmart, Inc.,
3.125%, 6/23/21	350	355,228
Wells Fargo Bank N.A.,
2.15%, 12/6/19	500	498,257
3.625%, 10/22/21	250	254,892

		24,288,279

Total Corporate Bonds & Notes (cost—$35,834,171)		35,749,466

	Shares

Exchange-Traded Funds—7.3%
iShares JP Morgan EM Local Currency Bond	47,000	2,060,480
iShares JPMorgan USD Emerging Markets Bond	58,000	6,383,480
iShares Morningstar Small-Cap Growth	25,500	5,086,332
VanEck Vectors J.P. Morgan EM Local Currency Bond	61,000	2,034,960

Total Exchange-Traded Funds (cost—$15,493,009)		15,565,252

	Principal Amount (000s)

U.S. Government Agency Securities—7.2%
Fannie Mae,
2.50%, 4/15/34 MBS, TBA, 15 Year (c)	$580	576,651
3.00%, 4/15/34 MBS, TBA, 15 Year (c)	430	433,954
3.00%, 4/10/49 MBS, TBA, 30 Year (c)	1,200	1,195,125
3.50%, 4/10/49 MBS, TBA, 30 Year (c)	1,860	1,885,938
4.00%, 4/10/49 MBS, TBA, 30 Year (c)	1,660	1,707,725
4.50%, 4/10/49 MBS, TBA, 30 Year (c)	650	677,355
5.00%, 4/10/49 MBS, TBA, 30 Year (c)	160	169,197
6.625%, 11/15/30	100	136,931

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	157

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
Freddie Mac,
2.50%, 4/15/34 MBS, TBA, 15 Year (c)	$440	$437,766
3.00%, 4/15/34 MBS, TBA, 15 Year (c)	220	222,155
3.00%, 4/10/49 MBS, TBA, 30 Year (c)	820	816,785
3.50%, 4/10/49 MBS, TBA, 30 Year (c)	1,350	1,369,617
4.00%, 4/10/49 MBS, TBA, 30 Year (c)	1,050	1,081,069
4.50%, 4/10/49 MBS, TBA, 30 Year (c)	290	302,710
6.25%, 7/15/32	100	138,306
Ginnie Mae, MBS, TBA, 30 Year (c),
3.00%, 4/17/49	1,400	1,406,836
3.50%, 4/17/49	2,020	2,064,661
4.00%, 4/17/49	690	712,721

Total U.S. Government Agency Securities (cost—$15,123,037)		15,335,502

U.S. Treasury Obligations—6.0%
U.S. Treasury Bonds,
2.25%, 8/15/46	430	384,514
2.75%, 11/15/47	310	306,440
3.125%, 2/15/43	1,256	1,333,715
4.375%, 5/15/41	991	1,266,467
4.50%, 2/15/36	510	647,023
5.25%, 2/15/29	260	324,594
6.00%, 2/15/26	400	493,094
6.875%, 8/15/25	1,325	1,681,715
U.S. Treasury Notes,
1.125%, 9/30/21	500	486,797
1.375%, 9/30/23	2,400	2,312,063
1.50%, 8/15/26	250	235,957
2.125%, 9/30/24	800	794,312
2.25%, 11/15/27	750	742,851
2.50%, 1/15/22	500	503,555
2.75%, 8/15/21	870	879,991
2.75%, 4/30/23	100	102,023
2.875%, 5/15/28	400	415,937

Total U.S. Treasury Obligations (cost—$12,700,054)		12,911,048

Sovereign Debt Obligations—4.1%

Argentina—0.2%
Argentine Republic Government International Bond,
4.625%, 1/11/23	150	123,532
6.25%, 4/22/19	300	300,332

		423,864

Canada—0.3%
Export Development Canada,
2.50%, 1/24/23	200	201,294
Province of Alberta Canada,
3.30%, 3/15/28	150	155,933
Province of Quebec Canada,
2.875%, 10/16/24	200	203,353

		560,580

Croatia—0.2%
Croatia Government International Bond,
6.75%, 11/5/19	300	306,552

Finland—0.2%
Nordic Investment Bank,
1.25%, 8/2/21	500	487,836

	Principal Amount (000s)	Value

Germany—0.2%
FMS Wertmanagement AoeR,
1.75%, 1/24/20	$500	$497,328

Japan—0.2%
Japan Bank for International Cooperation,
1.50%, 7/21/21	300	293,075
2.125%, 7/21/20	200	199,113

		492,188

Korea (Republic of)—0.5%
Export-Import Bank of Korea,
1.75%, 5/26/19	500	499,397
2.50%, 11/1/20	200	199,469
3.625%, 11/27/23	200	206,134
Korea Development Bank,
3.00%, 1/13/26	100	99,114

		1,004,114

Latvia—0.2%
Latvia Government International Bond,
2.75%, 1/12/20	500	500,023

Mexico—0.1%
Mexico Government International Bond,
4.60%, 2/10/48	200	192,982

Norway—0.1%
Kommunalbanken AS (a)(b),
3.125%, 10/18/21	240	244,504

Panama—0.1%
Panama Government International Bond,
7.125%, 1/29/26	150	183,453

Poland—0.2%
Poland Government International Bond,
6.375%, 7/15/19	500	505,761

Sri Lanka—0.1%
Sri Lanka Government International Bond (a)(b),
5.75%, 4/18/23	200	197,578

Supranational—0.5%
Asian Development Bank,
3.125%, 9/26/28	150	157,566
Corp. Andina de Fomento,
2.20%, 7/18/20	350	347,074
Council of Europe Development Bank,
1.625%, 3/16/21	500	492,828
European Investment Bank,
4.875%, 2/15/36	100	126,645

		1,124,113

Sweden—0.6%
Kommuninvest I Sverige AB (a)(b),
2.75%, 10/22/20	350	351,597
Svensk Exportkredit AB,
1.75%, 5/18/20	350	347,406
2.875%, 5/22/21	350	353,217
3.125%, 11/8/21	200	203,723

		1,255,943

United States—0.4%
Inter-American Development Bank,
3.125%, 9/18/28	150	157,632
3.20%, 8/7/42	180	185,366
International Finance Corp.,
1.75%, 9/16/19	500	498,319

		841,317

Uruguay—0.0%
Uruguay Government International Bond,
4.975%, 4/20/55	50	52,500

Total Sovereign Debt Obligations (cost—$8,905,413)		8,870,636

	Shares	Value

Mutual Fund—1.6%
AllianzGI International Growth (g)(h) (cost—$3,619,006)	195,551	$3,453,439

Preferred Stock—0.3%

Brazil—0.1%
Cia Paranaense de Energia	4,300	39,976
Petroleo Brasileiro S.A.	14,800	106,067
Telefonica Brasil S.A.	4,200	50,953

		196,996

Colombia—0.0%
Avianca Holdings S.A.	35,036	18,408
Banco Davivienda S.A.	6,393	74,999
Grupo Aval Acciones y Valores S.A.	9,215	3,570

		96,977

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	13,200	422,666

Total Preferred Stock (cost—$617,236)		716,639

	Principal Amount (000s)

Short-Term Investments—3.1%

Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $4,761,198; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $4,858,839 including accrued interest
(cost—$4,761,000)	$4,761	4,761,000

U.S. Treasury Obligation (i)— 0.9%
U.S. Treasury Bill, 2.56%, 1/30/20 (cost—$1,860,491)	1,900	1,861,421

Total Short-Term Investments (cost—$6,621,491)		6,622,421

Total Investments (cost—$211,537,875) (d)—104.6%		224,111,093

Liabilities in excess of other assets (k)—(4.6)%		(9,757,150)

Net Assets—100.0%		$214,353,943

158	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,821,415, representing 1.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,929,507, representing 2.3% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after March 31, 2019.

(d) Securities with an aggregate value of $45,614,003, representing 21.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Fair-Valued—Securities with an aggregate value of $1,345,146, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Affiliated fund.

(h) Institutional Class share.

(i) Rates reflect the effective yields at purchase date.

(j) Non-income producing.

(k) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	90	6/21/19		$5	$6,947	$48,713
SPI 200 Index	20	6/20/19	AUD	1	2,191	(3,959)
U.S. Ultra Treasury Bond	72	6/19/19		$7,200	12,096	493,299
XAK Technology	145	6/21/19		15	10,807	68,874

						$606,927

Short position contracts:
2-Year U.S. Treasury Note	(36)	6/28/19		$(7,200)	$(7,671)	$(26,498)
10-Year U.S. Treasury Note	(235)	6/19/19		(23,500)	(29,192)	(12,146)
E-mini S&P 500 Index	(34)	6/21/19		(2)	(4,824)	(82,952)
Mini MSCI Emerging Markets Index	(40)	6/21/19		(2)	(2,115)	10,894
MSCI EAFE Index	(50)	6/21/19		(3)	(4,666)	(13,683)
U.S. Dollar Index	(141)	6/17/19		(141)	(13,655)	(13,877)
XAU Utilities	(175)	6/21/19		(18)	(10,271)	123,356

						$(14,906)

						$592,021

(l) At March 31, 2019, the Fund pledged $3,982,715 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued $215,719 as collateral for TBA securities. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TBA—To Be Announced

UNIT—More than one class of securities traded together

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	159

Schedule of Investments

March 31, 2019 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	13.0%
Exchange-Traded Funds	7.3%
U.S. Government Agency Securities	7.2%
U.S. Treasury Obligations	6.9%
Sovereign Debt Obligations	4.1%
Oil, Gas & Consumable Fuels	4.1%
Pharmaceuticals	3.3%
Insurance	2.9%
Technology Hardware, Storage & Peripherals	2.4%
Healthcare Providers & Services	2.2%
Software	2.1%
IT Services	2.1%
Diversified Telecommunication Services	2.0%
Healthcare Equipment & Supplies	1.9%
Electric Utilities	1.7%
Mutual Funds	1.6%
Semiconductors & Semiconductor Equipment	1.6%
Interactive Media & Services	1.5%
Food Products	1.4%
Auto Manufacturers	1.3%
Food & Staples Retailing	1.2%
Metals & Mining	1.2%
Media	1.1%
Aerospace & Defense	1.1%
Chemicals	1.1%
Automobiles	1.1%
Hotels, Restaurants & Leisure	1.0%
Internet & Direct Marketing Retail	1.0%
Trading Companies & Distributors	0.9%
Specialty Retail	0.9%
Capital Markets	0.9%
Machinery	0.9%
Life Sciences Tools & Services	0.8%
Equity Real Estate Investment Trusts (REITs)	0.8%
Electronic Equipment, Instruments & Components	0.8%
Construction & Engineering	0.8%
Road & Rail	0.8%
Communications Equipment	0.7%
Real Estate Management & Development	0.7%
Beverages	0.7%
Food & Beverage	0.7%
Household Durables	0.6%
Airlines	0.6%
Household Products	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Wireless Telecommunication Services	0.6%
Auto Components	0.6%
Multi-Line Retail	0.5%
Commercial Services & Supplies	0.5%
Biotechnology	0.5%
Textiles, Apparel & Luxury Goods	0.5%
Multi-Utilities	0.4%
Paper & Forest Products	0.4%
Industrial Conglomerates	0.4%
Tobacco	0.4%
Machinery-Diversified	0.4%
Entertainment	0.3%
Telecommunications	0.3%
Transportation	0.3%

Diversified Financial Services	0.3%
Consumer Finance	0.3%
Machinery-Construction & Mining	0.3%
Retail	0.3%
Agriculture	0.3%
Consumer Products	0.3%
Personal Products	0.2%
Independent Power Producers & Energy Traders	0.2%
Miscellaneous Manufacturing	0.2%
Construction Materials	0.2%
Professional Services	0.2%
Electrical Equipment	0.2%
Healthcare-Products	0.2%
Transportation Infrastructure	0.1%
Thrifts & Mortgage Finance	0.1%
Air Freight & Logistics	0.1%
Leisure Equipment & Products	0.1%
Computers	0.1%
Electronics	0.1%
Building Materials	0.1%
Building Products	0.1%
Containers & Packaging	0.1%
Commercial Services	0.0%
Water Utilities	0.0%
Marine	0.0%
Pipelines	0.0%
Iron/Steel	0.0%
Diversified Consumer Services	0.0%
Advertising	0.0%
Energy Equipment & Services	0.0%
Distributors	0.0%
Repurchase Agreements	2.2%
Liabilities in excess of other assets	(4.6)%

100.0%

AllianzGI Global High Yield Fund

		Principal Amount (000s)	Value

Corporate Bonds & Notes—93.1%

Australia—0.6%
Nufarm Australia Ltd. (a)(b),
5.75%, 4/30/26	$	150	$139,500

Brazil—2.5%
Banco do Brasil S.A., 10 Year CMT + 4.398% (a)(b)(c)(e),
6.25%, 4/15/24		200	180,600
Petrobras Global Finance BV,
4.75%, 1/14/25	€	100	123,757
5.299%, 1/27/25	$	100	101,701
5.999%, 1/27/28		175	177,538

			583,596

Canada—4.4%
Cott Holdings, Inc. (a)(b),
5.50%, 4/1/25		250	253,125
Kronos Acquisition Holdings, Inc. (a)(b),
9.00%, 8/15/23		50	43,125
Northwest Acquisitions ULC (a)(b),
7.125%, 11/1/22		100	88,250
Precision Drilling Corp.,
7.75%, 12/15/23		50	51,625
Ritchie Bros Auctioneers, Inc. (a)(b),
5.375%, 1/15/25		150	153,562
Rockpoint Gas Storage Canada Ltd. (a)(b),
7.00%, 3/31/23		200	199,250
Superior Plus L.P. (a)(b),
7.00%, 7/15/26		150	153,188
Teck Resources Ltd. (a)(b),
8.50%, 6/1/24		80	85,781

			1,027,906

Chile—1.0%
VTR Finance BV,
6.875%, 1/15/24		224	230,440

China—2.2%
Country Garden Holdings Co., Ltd.,
8.00%, 1/27/24		200	212,540
Garrett LX I Sarl,
5.125%, 10/15/26	€	100	106,413
Yuzhou Properties Co., Ltd.,
6.00%, 10/25/23	$	200	191,192

			510,145

Colombia—0.9%
Millicom International Cellular S.A. (a)(b),
6.25%, 3/25/29		200	203,962

France—2.7%
Altice France S.A.,
5.625%, 5/15/24	€	100	115,837
7.375%, 5/1/26 (a)(b)	$	200	196,500
BNP Paribas S.A., USD 5 Year Swap Rate + 6.314% (a)(b)(c)(e),
7.625%, 3/30/21		200	210,750
Paprec Holding S.A. (a)(b),
4.00%, 3/31/25	€	100	95,395

			618,482

Germany—1.5%
DEMIRE Deutsche Mittelstand Real Estate AG,
2.875%, 7/15/22		200	227,014
Techem Verwaltungsgesellschaft 674 mbH (a)(b),
6.00%, 7/30/26		100	116,448

			343,462

Indonesia—0.8%
Listrindo Capital BV,
4.95%, 9/14/26	$	200	194,500

160	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

		Principal Amount (000s)	Value

Ireland—0.6%
Virgin Media Receivables Financing Notes II DAC,
5.75%, 4/15/23	£	100	$132,930

Israel—1.1%
Teva Pharmaceutical Finance Netherlands II BV,
3.25%, 4/15/22	€	100	114,996
Teva Pharmaceutical Finance Netherlands III BV,
2.80%, 7/21/23	$	150	133,972

			248,968

Italy—2.7%
Assicurazioni Generali SpA, (converts to FRN on 6/8/28) (e),
5.00%, 6/8/48	€	100	118,156
Fiat Chrysler Automobiles NV,
5.25%, 4/15/23	$	200	206,750
Intesa Sanpaolo SpA,
6.625%, 9/13/23	€	150	200,150
Wind Tre SpA, 3 mo. EURIBOR + 2.75% (e),
2.75%, 1/20/24		100	106,567

			631,623

Japan—0.5%
SoftBank Group Corp.,
4.00%, 4/20/23		100	120,877

Luxembourg—1.4%
Altice Luxembourg S.A.,
6.25%, 2/15/25		100	103,725
Arena Luxembourg Finance Sarl,
2.875%, 11/1/24		200	230,522

			334,247

Netherlands—5.2%
Atradius Finance BV, (converts to FRN on 9/23/24) (e),
5.25%, 9/23/44		100	120,945
de Volksbank NV, (converts to FRN on 11/5/20) (e),
3.75%, 11/5/25		100	117,224
Eagle Intermediate Global Holding BV,
5.375%, 5/1/23		100	111,345
Intertrust Group BV (a)(b),
3.375%, 11/15/25		150	172,592
InterXion Holding NV (a)(b),
4.75%, 6/15/25		200	238,666
IPD 3 BV (a)(b),
4.50%, 7/15/22		100	115,723
Selecta Group BV, 3 mo. EURIBOR + 5.375% (e),
5.375%, 2/1/24		100	112,077
Starfruit Finco BV,
6.50%, 10/1/26		100	112,783
Sunshine Mid BV (a)(b),
6.50%, 5/15/26		100	114,344

			1,215,699

Norway—0.7%
Aker BP ASA (a)(b),
5.875%, 3/31/25	$	150	157,687

Portugal—1.1%
Caixa Geral de Depositos S.A., (converts to FRN on 13/30/22) (c)(e),
10.75%, 12/31/99	€	200	258,532

Singapore—0.9%
Avation Capital S.A. (a)(b),
6.50%, 5/15/21	$	200	200,750

Spain—1.6%
Codere Finance 2 Luxembourg S.A.,
6.75%, 11/1/21	€	100	110,247
Distributidora International Alimentacion S.A.,
0.875%, 4/6/23		100	82,168

		Principal Amount (000s)	Value
Grifols S.A. (a)(b),
3.20%, 5/1/25	€	150	$171,585

			364,000

Turkey—0.5%
Yasar Holding AS,
8.875%, 5/6/20	$	200	125,320

United Arab Emirates—0.4%
Shelf Drilling Holdings Ltd. (a)(b),
8.25%, 2/15/25		100	95,250

United Kingdom—3.7%
Aston Martin Capital Holdings Ltd.,
5.75%, 4/15/22	£	100	129,399
CPUK Finance Ltd. (a)(b),
4.875%, 8/28/25		100	126,764
Iceland Bondco PLC,
4.625%, 3/15/25		100	113,856
Miller Homes Group Holdings PLC,
5.50%, 10/15/24		100	129,419
Phoenix Group Holdings PLC,
4.125%, 7/20/22		100	133,692
Pinewood Finance Co., Ltd.,
3.75%, 12/1/23		100	131,579
TVL Finance PLC,
8.50%, 5/15/23		80	109,666

			874,375

United States—56.1%
AES Corp.,
6.00%, 5/15/26	$	200	212,996
Albertsons Cos. LLC (a)(b),
7.50%, 3/15/26		50	51,688
Alcoa Nederland Holding BV (a)(b),
7.00%, 9/30/26		200	216,624
AmeriGas Partners L.P.,
5.875%, 8/20/26		50	50,125
Antero Midstream Partners L.P. (a)(b),
5.75%, 3/1/27		100	101,750
Ball Corp.,
4.875%, 3/15/26		200	207,250
Belden, Inc.,
3.375%, 7/15/27	€	150	169,936
BWX Technologies, Inc. (a)(b),
5.375%, 7/15/26	$	100	102,000
California Resources Corp. (a)(b),
8.00%, 12/15/22		100	78,780
Catalent Pharma Solutions, Inc.,
4.75%, 12/15/24	€	170	199,453
CCO Holdings LLC (a)(b),
5.375%, 5/1/25	$	100	103,500
5.75%, 2/15/26		100	105,000
Centene Corp.,
6.125%, 2/15/24		200	209,810
CenturyLink, Inc.,
6.45%, 6/15/21, Ser. S		50	52,188
7.50%, 4/1/24, Ser. Y		200	212,000
Cheniere Corpus Christi Holdings LLC,
5.875%, 3/31/25		200	218,000
CNX Midstream Partners L.P. (a)(b),
6.50%, 3/15/26		100	97,250
Commercial Metals Co.,
4.875%, 5/15/23		100	100,750
5.375%, 7/15/27		100	96,500
Covanta Holding Corp.,
5.875%, 7/1/25		150	153,187
Crown European Holdings S.A.,
3.375%, 5/15/25	€	200	240,452
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	$	200	215,310
CyrusOne L.P.,
5.00%, 3/15/24		150	154,203
5.375%, 3/15/27		100	103,720

		Principal Amount (000s)	Value
DCP Midstream Operating L.P. (a)(b),
6.75%, 9/15/37	$	50	$51,750
DISH DBS Corp.,
7.75%, 7/1/26		100	87,250
Dole Food Co., Inc. (a)(b),
7.25%, 6/15/25		100	89,000
Edison International,
4.125%, 3/15/28		150	141,707
Eldorado Resorts, Inc.,
6.00%, 4/1/25		250	254,375
Encompass Health Corp.,
5.125%, 3/15/23		150	152,665
Energizer Holdings, Inc. (a)(b),
6.375%, 7/15/26		150	154,125
EnLink Midstream Partners L.P.,
4.85%, 7/15/26		200	199,250
Exela Intermediate LLC (a)(b),
10.00%, 7/15/23		150	153,300
First Quality Finance Co., Inc. (a)(b),
4.625%, 5/15/21		200	200,500
5.00%, 7/1/25		50	48,752
Five Point Operating Co. L.P. (a)(b),
7.875%, 11/15/25		125	120,000
Freeport-McMoRan, Inc.,
3.875%, 3/15/23		150	148,217
Fresh Market, Inc. (a)(b),
9.75%, 5/1/23		75	56,625
Genesis Energy L.P.,
6.25%, 5/15/26		50	47,500
6.50%, 10/1/25		150	146,625
Gray Escrow, Inc. (a)(b),
7.00%, 5/15/27		100	106,500
Hanesbrands Finance Luxembourg SCA,
3.50%, 6/15/24	€	100	119,917
Hanesbrands, Inc. (a)(b),
4.625%, 5/15/24	$	150	151,155
HCA, Inc.,
5.625%, 9/1/28		250	265,000
Holly Energy Partners L.P. (a)(b),
6.00%, 8/1/24		150	155,550
IQVIA, Inc.,
2.875%, 9/15/25	€	100	113,680
3.25%, 3/15/25		100	114,888
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	$	250	241,250
Itron, Inc. (a)(b),
5.00%, 1/15/26		250	246,562
Jagged Peak Energy LLC,
5.875%, 5/1/26		100	99,655
Kennedy-Wilson, Inc.,
5.875%, 4/1/24		50	49,938
Kraton Polymers LLC (b),
5.25%, 5/15/26	€	100	114,210
Lennar Corp.,
4.75%, 5/30/25	$	100	102,625
Levi Strauss & Co.,
3.375%, 3/15/27	€	200	236,943
Matthews International Corp. (a)(b),
5.25%, 12/1/25	$	225	216,562
MDC Partners, Inc. (a)(b),
6.50%, 5/1/24		125	104,063
Meritage Homes Corp.,
7.00%, 4/1/22		100	107,375
MGM Resorts International,
5.75%, 6/15/25		200	208,250
Moss Creek Resources Holdings, Inc. (a)(b),
7.50%, 1/15/26		125	115,938
MSCI, Inc. (a)(b),
5.375%, 5/15/27		100	106,000
Netflix, Inc.,
5.875%, 2/15/25		150	162,472

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	161

Schedule of Investments

March 31, 2019 (Unaudited)

			Principal Amount (000s)	Value
NGPL PipeCo LLC (a)(b),
7.768%, 12/15/37	$		150	$181,516
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27			100	100,500
Parsley Energy LLC (a)(b),
5.625%, 10/15/27			50	50,125
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26			100	99,750
Pilgrim’s Pride Corp. (a)(b),
5.75%, 3/15/25			180	182,700
Pyxus International, Inc.,
9.875%, 7/15/21			120	106,200
QEP Resources, Inc.,
5.625%, 3/1/26			50	45,500
Reynolds Group Issuer, Inc. (a)(b),
7.00%, 7/15/24			100	103,200
Scientific Games International, Inc.,
5.50%, 2/15/26	€		100	105,423
Seagate HDD Cayman,
4.75%, 1/1/25		$	200	195,426
4.875%, 3/1/24			150	149,284
Service Corp. International,
4.625%, 12/15/27			100	99,750
SESI LLC,
7.75%, 9/15/24			100	83,250
Silgan Holdings, Inc.,
3.25%, 3/15/25	€		100	116,157
Springleaf Finance Corp.,
6.875%, 3/15/25		$	200	207,000
Sprint Capital Corp.,
8.75%, 3/15/32			100	105,760
Sprint Communications, Inc.,
6.00%, 11/15/22			50	50,515
Sprint Corp.,
7.875%, 9/15/23			100	105,250
Star Merger Sub, Inc. (a)(b),
10.25%, 2/15/27			85	87,550
Stevens Holding Co., Inc. (a)(b),
6.125%, 10/1/26			150	155,250
Sunoco L.P.,
5.875%, 3/15/28			250	248,750
Tenet Healthcare Corp.,
4.625%, 7/15/24			150	150,937
Tenet Healthcare Corp. (a)(b),
6.25%, 2/1/27			50	51,938
Tennant Co.,
5.625%, 5/1/25			100	101,250
TerraForm Power Operating LLC (a)(b)(d),
6.625%, 6/15/25			150	157,687
Transocean, Inc.,
6.80%, 3/15/38			50	39,500
Vantiv LLC (a)(b),
3.875%, 11/15/25	£		100	135,849
4.375%, 11/15/25		$	200	206,626
Verscend Escrow Corp. (a)(b),
9.75%, 8/15/26			75	75,094
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27			150	146,250
Vistra Operations Co. LLC (a)(b),
5.50%, 9/1/26			200	208,500
Voya Financial, Inc., (converts to FRN on 1/23/28) (e),
4.70%, 1/23/48			80	69,058
Warrior Met Coal, Inc. (a)(b),
8.00%, 11/1/24			69	72,105
Waste Pro USA, Inc. (a)(b),
5.50%, 2/15/26			100	96,750
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26			200	209,750
William Carter Co. (a)(b),
5.625%, 3/15/27			10	10,375

		Principal Amount (000s)	Value
WPX Energy, Inc.,
5.75%, 6/1/26	$	50	$50,938
Wynn Las Vegas LLC (a)(b),
5.25%, 5/15/27		80	75,800

			13,079,909

Total Corporate Bonds & Notes (cost—$21,622,286)			21,692,160

Sovereign Debt Obligations—0.4%

Argentina—0.4%
Argentine Republic Government International Bond, 4.625%, 1/11/23
(cost—$85,605)		100	82,354

Short-Term Investments—5.3%

Repurchase Agreements—4.9%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $1,152,048; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $1,178,801 including accrued interest
(cost—$1,152,000)		1,152	1,152,000

U.S. Treasury Obligation (f)—0.4%
U.S. Treasury Bill, 2.63%, 11/7/19 (cost—$98,531)		100	98,542

Total Short-Term Investments (cost—$1,250,531)			1,250,542

Total Investments (cost—$22,958,422)—98.8%			23,025,056

Other assets less liabilities (g)—1.2%			283,117

Net Assets—100.0%			$23,308,173

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $9,309,646, representing 39.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $9,423,856, representing 40.4% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(f) Rates reflect the effective yields at purchase date.

162	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

(g) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Short position contracts:
5-Year Treasury Note	(6)	6/28/19	$(600)	$(695)	$(6,609)

Forward foreign currency contracts outstanding at March 31, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2019	Unrealized Appreciation
Sold:
863,173 British Pound settling 6/12/19	JPMorgan Chase	$1,135,442	$1,128,203	$7,239
411,243 Euro settling 6/12/19	Goldman Sachs	467,835	464,075	3,760
4,172,415 Euro settling 6/12/19	JPMorgan Chase	4,746,435	4,708,436	37,999

				$48,998

(h) At March 31, 2019, the Fund pledged $4,140 in cash as collateral for futures contracts.

Glossary:

£—British Pound

CMT—Constant Maturity Treasury

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

FRN—Floating Rate Note

MSCI—Morgan Stanley Capital International

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	7.6%
Telecommunications	5.4%
Commercial Services	5.4%
Pipelines	5.1%
Media	4.7%
Food & Beverage	4.6%
Real Estate	4.5%
Banks	4.1%
Electric Utilities	3.3%
Diversified Financial Services	3.2%
Entertainment	3.1%
Healthcare-Services	2.9%
Containers & Packaging	2.9%
Pharmaceuticals	2.7%
Software	2.5%
Mining	2.3%
Apparel & Textiles	2.2%
Computers	2.1%
Insurance	1.9%
Lodging	1.7%
Machinery-Diversified	1.6%
Chemicals	1.6%
Healthcare Providers & Services	1.5%
Environmental Services	1.5%
Home Builders	1.5%
Auto Manufacturers	1.4%
Electrical Equipment	1.4%
Equity Real Estate Investment Trusts (REITs)	1.1%
Retail	1.1%
Consumer Products	1.1%
Electronics	1.1%
Auto Components	0.9%
Iron/Steel	0.8%
Internet	0.7%
Energy-Alternate Sources	0.7%
Leisure	0.6%
Textiles	0.5%
Tobacco	0.5%
Advertising	0.4%
Machinery-Construction & Mining	0.4%
U.S. Treasury Obligations	0.4%

Sovereign Debt Obligations	0.4%
Coal	0.3%
Household Products/Wares	0.2%
Repurchase Agreements	4.9%
Other assets less liabilities	1.2%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	163

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Global Sustainability Fund

	Shares	Value

Common Stock—97.0%

Australia—1.3%
CSL Ltd.	2,752	$381,846

Canada—1.2%
Gibson Energy, Inc.	20,527	352,831

Denmark—1.5%
Novo Nordisk A/S, Class B	8,544	446,555

France—2.4%
Bureau Veritas S.A.	15,109	354,469
Credit Agricole S.A.	29,664	358,161

		712,630

Germany—6.8%
Adidas AG	2,558	622,160
Covestro AG (a)	3,844	212,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,665	631,590
SAP SE	5,231	604,727

		2,070,556

Hong Kong—1.2%
AIA Group Ltd.	37,800	377,991

Japan—4.7%
Daikin Industries Ltd.	5,800	681,759
Keyence Corp.	1,200	750,234

		1,431,993

Korea (Republic of)—1.5%
Samsung Electronics Co., Ltd. GDR	454	446,271

Spain—4.0%
Amadeus IT Group S.A.	10,225	819,522
Industria de Diseno Textil S.A.	12,927	380,073

		1,199,595

Sweden—3.3%
Assa Abloy AB, Class B	23,167	499,998
Atlas Copco AB, Class A (c)	18,969	510,285

		1,010,283

Switzerland—3.8%
Roche Holding AG	2,528	696,603
UBS Group AG (c)	37,176	451,076

		1,147,679

United Kingdom—11.9%
AstraZeneca PLC	7,320	584,293
Prudential PLC	33,879	679,120
Reckitt Benckiser Group PLC	7,725	642,894
Royal Dutch Shell PLC, Class B	24,880	786,347
Unilever PLC	11,088	638,254
Vodafone Group PLC	143,197	260,941

		3,591,849

United States—53.4%
AbbVie, Inc.	5,345	430,754
Accenture PLC, Class A	3,796	668,172
Adobe, Inc. (c)	2,871	765,093
Agilent Technologies, Inc.	11,048	888,038
Alphabet, Inc., Class A (c)	552	649,643
American Express Co.	6,940	758,542
Apple, Inc.	4,154	789,052
Bright Horizons Family Solutions, Inc. (c)	3,567	453,401
Citigroup, Inc.	7,173	446,304

	Shares	Value
Colgate-Palmolive Co.	6,234	$427,278
Eaton Corp. PLC	5,307	427,532
Ecolab, Inc.	3,511	619,832
EOG Resources, Inc.	5,471	520,730
Estee Lauder Cos., Inc., Class A	2,975	492,511
International Flavors & Fragrances, Inc.	5,073	653,352
Intuit, Inc.	3,540	925,391
Johnson & Johnson	4,193	586,139
Microsoft Corp.	9,852	1,161,945
Mondelez International, Inc., Class A	9,531	475,788
S&P Global, Inc.	3,948	831,251
Starbucks Corp.	10,317	766,966
UnitedHealth Group, Inc.	2,975	735,599
Visa, Inc., Class A	7,540	1,177,673
Xylem, Inc.	6,605	522,059

		16,173,045

Total Common Stock (cost—$25,268,478)		29,343,124

	Principal Amount (000s)

Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $921,038; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $942,612 including accrued interest
(cost—$921,000)	$921	921,000

Total Investments (cost—$26,189,478) (b)—100.0%		30,264,124

Liabilities in excess of other assets—(0.0)%		(9,295)

Net Assets—100.0%		$30,254,829

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $212,079, representing 0.7% of net assets.

(b) Securities with an aggregate value of $12,817,248, representing 42.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Software	11.4%
IT Services	8.8%
Pharmaceuticals	7.6%
Insurance	5.6%
Oil, Gas & Consumable Fuels	5.5%
Chemicals	4.9%
Capital Markets	4.2%
Technology Hardware, Storage & Peripherals	4.1%
Building Products	3.9%
Personal Products	3.7%
Household Products	3.5%
Machinery	3.4%
Life Sciences Tools & Services	2.9%
Biotechnology	2.7%
Banks	2.7%
Hotels, Restaurants & Leisure	2.5%
Consumer Finance	2.5%
Electronic Equipment, Instruments & Components	2.5%
Healthcare Providers & Services	2.4%
Interactive Media & Services	2.2%
Textiles, Apparel & Luxury Goods	2.1%
Food Products	1.6%
Diversified Consumer Services	1.5%
Electrical Equipment	1.4%
Specialty Retail	1.3%
Professional Services	1.2%
Wireless Telecommunication Services	0.9%
Repurchase Agreements	3.0%
Liabilities in excess of other assets	(0.0)%

100.0%

164	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Global Water Fund

	Shares	Value

Common Stock—99.1%

Austria—3.3%
ANDRITZ AG (b)	434,624	$18,640,848

Canada—1.0%
Stantec, Inc.	247,041	5,837,958

China—4.7%
Beijing Enterprises Water Group Ltd. (b)	13,000,000	8,042,025
China Everbright International Ltd.	10,725,000	10,924,147
China Water Affairs Group Ltd.	7,514,000	7,856,353

		26,822,525

Finland—1.8%
Uponor Oyj	395,555	4,528,362
Wartsila Oyj Abp	336,610	5,443,893

		9,972,255

France—6.4%
Suez	304,039	4,027,869
Veolia Environnement S.A.	1,453,190	32,513,493

		36,541,362

Japan—0.9%
Kubota Corp.	371,500	5,399,849

Sweden—4.4%
Alfa Laval AB	1,101,830	25,321,149

Switzerland—3.7%
Belimo Holding AG	643	3,213,742
Geberit AG	44,093	18,033,602

		21,247,344

United Kingdom—13.9%
Halma PLC	1,433,183	31,246,163
Pennon Group PLC	2,288,817	22,175,739
Severn Trent PLC	538,582	13,870,604
United Utilities Group PLC	1,146,605	12,177,705

		79,470,211

United States—59.0%
American Water Works Co., Inc.	593,089	61,835,459
AO Smith Corp.	123,181	6,568,011
Aqua America, Inc.	718,607	26,186,039
Badger Meter, Inc.	79,767	4,438,236
California Water Service Group	222,235	12,062,916
Danaher Corp.	362,111	47,805,894
IDEX Corp.	246,590	37,417,567
Itron, Inc. (b)	187,100	8,728,215
Masco Corp.	155,377	6,107,870
Mueller Water Products, Inc., Class A	1,145,186	11,497,667
PerkinElmer, Inc.	157,116	15,139,698
Rexnord Corp. (b)	304,304	7,650,202
Tetra Tech, Inc.	339,425	20,226,336
Waste Management, Inc.	147,682	15,345,637
Watts Water Technologies, Inc., Class A	86,431	6,985,353
Xylem, Inc.	620,051	49,008,831

		337,003,931

Total Common Stock (cost—$465,135,864)		566,257,432

	Principal Amount (000s)	Value

Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $5,033,210; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $5,136,204 including accrued interest
(cost—$5,033,000)	$5,033	$5,033,000

Total Investments (cost—$470,168,864) (a)—100.0%		571,290,432

Liabilities in excess of other assets—(0.0)%		(93,554)

Net Assets—100.0%		$571,196,878

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $219,387,674, representing 38.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	29.3%
Water Utilities	28.7%
Healthcare Equipment & Supplies	8.4%
Commercial Services & Supplies	8.1%
Electronic Equipment, Instruments & Components	7.8%
Building Products	6.7%
Multi-Utilities	6.4%
Life Sciences Tools & Services	2.7%
Professional Services	1.0%
Repurchase Agreements	0.9%
Liabilities in excess of other assets	(0.0)%

100.0%

AllianzGI Green Bond Fund

			Principal Amount (000s)	Value

Corporate Bonds & Notes—73.2%

Australia—1.3%
Westpac Banking Corp.,
3.10%, 6/3/21		AUD	100	$72,516

Austria—2.0%
Raiffeisen Bank International AG,
0.25%, 7/5/21	€		100	112,083

Brazil—1.9%
Fibria Overseas Finance Ltd.,
5.50%, 1/17/27		$	100	104,972

Canada—1.8%
Toronto-Dominion Bank,
1.85%, 9/11/20			100	98,965

Denmark—2.0%
Orsted A/S, 5mo. EURIBOR + 1.899% (c),
2.25%, 11/24/17	€		100	111,688

Finland—2.0%
OP Corporate Bank plc,
0.375%, 2/26/24			100	112,800

France—8.0%
BNP Paribas S.A.,
1.125%, 8/28/24			100	113,851
Electricite de France S.A.,
3.625%, 10/13/25		$	100	101,949
Engie S.A.,
1.50%, 3/27/28	€		100	120,549
ICADE,
1.50%, 9/13/27			100	112,628

				448,977

Germany—3.0%
Kreditanstalt fuer Wiederaufbau,
2.00%, 9/29/22		$	100	98,988
2.40%, 7/2/20		AUD	100	71,635

				170,623

Italy—1.9%
Iren SpA,
1.50%, 10/24/27	€		100	107,949

Korea (Republic of)—3.6%
Korea Midland Power Co., Ltd.,
3.375%, 1/22/22		$	200	202,655

Lithuania—2.0%
Lietuvos Energija UAB,
2.00%, 7/14/27	€		100	115,372

Netherlands—16.6%
EDP Finance BV,
1.875%, 10/13/25			100	118,004
Enel Finance International NV,
1.50%, 7/21/25			100	116,581
Iberdrola International BV (b)(c),
5mo. EURIBOR + 1.592%,
1.875%, 12/31/99			100	110,782
3.25%, 12/31/99			100	117,370
ING Groep NV,
2.50%, 11/15/30			100	121,901
LeasePlan Corp. NV,
1.375%, 3/7/24			100	113,465
TenneT Holding BV,
1.875%, 6/13/36			100	120,470
5mo. EURIBOR + 2.533%,
2.995%, 12/31/99 (b)(c)			100	115,235

				933,808

Portugal—2.1%
EDP—Energias de Portugal S.A. (c),
4.496%, 4/30/79			100	117,434

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	165

Schedule of Investments

March 31, 2019 (Unaudited)

			Principal Amount (000s)	Value

United Kingdom—4.6%
Anglian Water Services Financing PLC,
1.625%, 8/10/25	£		100	$128,343
Bazalgette Finance PLC,
2.375%, 11/29/27			100	132,488

				260,831

United States—20.4%
Apple, Inc.,
2.85%, 2/23/23		$	100	101,095
3.00%, 6/20/27			100	99,800
Bank of America Corp.,
2.151%, 11/9/20			100	98,997
3mo. LIBOR + 0.630%, 3.499%, 5/17/22 (converts to FRN on 5/17/21) (c)			100	101,253
Citigroup, Inc.,
0.50%, 1/29/22	€		100	113,434
Digital Euro Finco LLC,
2.50%, 1/16/26			100	117,495
DTE Electric Co.,
3.95%, 3/1/49		$	200	206,598
Duke Energy Carolinas LLC,
3.95%, 11/15/28			100	106,654
Interstate Power & Light Co.,
4.10%, 9/26/28			100	104,804
Verizon Communications, Inc.,
3.875%, 2/8/29			100	102,698

				1,152,828

Total Corporate Bonds & Notes (cost—$4,013,391)				4,123,501

Sovereign Debt Obligations—26.3%

Australia—4.0%
New South Wales Treasury Corp.,
3.00%, 11/15/28		AUD	150	113,878
Queensland Treasury Corp. (a),
3.00%, 3/22/24			150	112,532

				226,410

			Principal Amount (000s)	Value

Belgium—2.1%
Kingdom of Belgium Government Bond,
1.25%, 4/22/33	€		100	$119,838

Canada—2.0%
Province of Quebec Canada,
2.60%, 7/6/25		CAD	150	115,471

France—2.3%
French Republic Government Bond OAT (a),
1.75%, 6/25/39	€		100	127,817

Indonesia—3.6%
Perusahaan Penerbit SBSN Indonesia III,
3.90%, 8/20/24		$	200	202,889

Ireland—2.1%
Ireland Government Bond,
1.35%, 3/18/31	€		100	119,653

Supranational—10.2%
African Development Bank,
2.75%, 11/18/20 (c)		$	200	200,042
3.00%, 12/6/21			100	101,789
Asian Development Bank,
2.375%, 8/10/27			100	99,076
European Investment Bank,
2.70%, 1/12/23		AUD	100	73,223
International Finance Corp.,
2.125%, 4/7/26		$	100	98,190

				572,320

Total Sovereign Debt Obligations (cost—$1,440,099)				1,484,398

Total Investments (cost—$5,453,490)—99.5%				5,607,899

Other assets less liabilities (d)—0.5%				29,221

Net Assets—100.0%				$5,637,120

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $240,349, representing 4.3% of net assets.

(b) Perpetual maturity. The date shown, if any, is the next call date.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at March 31, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2019	Unrealized Appreciation	Unrealized Depreciation
Purchased:
630,000 Australian Dollar settling 4/29/19	Bank of America N.A.	$446,623	$447,570	$947	$—
2,275,651 Euro settling 6/28/19	State Street Bank and Trust Co.	2,580,000	2,571,516	—	(8,484)
Sold:
630,000 Australian Dollar settling 4/29/19	Bank of America N.A.	446,803	447,570	—	(767)
630,000 Australian Dollar settling 6/28/19	Bank of America N.A.	447,103	448,050	—	(947)
201,000 British Pound settling 6/28/19	State Street Bank and Trust Co.	266,933	262,927	4,006	—
156,000 Canadian Dollar settling 6/28/19	State Street Bank and Trust Co.	116,549	116,989	—	(440)
1,840,000 Euro settling 6/28/19	Bank of America N.A.	2,086,780	2,079,224	7,556	—

				$12,509	$(10,638)

166	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

(e) At March 31, 2019, the Fund pledged $15 in cash as collateral for futures contracts. There were no open futures contracts at March 31, 2019, however the Fund had cash as collateral for any transactions in the future.

Glossary:

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Electric Utilities	35.4%
Sovereign Debt Obligations	26.3%
Banks	19.8%
Water Utilities	4.6%
Equity Real Estate Investment Trusts (REITs)	4.1%
Computers	3.6%
Diversified Financial Services	2.0%
Paper & Forest Products	1.9%
Telecommunications	1.8%
Other assets less liabilities	0.5%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—93.1%

Aerospace & Defense—2.3%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	$1,070	$1,130,188
TransDigm, Inc., 6.50%, 5/15/25	1,270	1,293,939
Triumph Group, Inc., 7.75%, 8/15/25	810	775,575

		3,199,702

Auto Components—1.9%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	660	677,325
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	1,010	966,822
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27	930	934,650

		2,578,797

Auto Manufacturers—1.5%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	1,000	1,021,250
Tesla, Inc. (a)(b), 5.30%, 8/15/25	1,155	1,004,850

		2,026,100

Banks—1.4%
CIT Group, Inc., 6.125%, 3/9/28	820	914,300
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	1,000	1,026,854

		1,941,154

Building Materials—0.1%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	175	173,031

Chemicals—1.9%
Chemours Co., 7.00%, 5/15/25	430	453,650
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	695	705,425
PQ Corp. (a)(b), 5.75%, 12/15/25	845	827,044
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	700	665,875

		2,651,994

Commercial Services—3.8%
Ashtead Capital, Inc. (a)(b),
5.25%, 8/1/26	185	189,394
Cenveo Corp., (a)(b)(c)(d)(e)(g),
6.00%, 5/15/24 (cost—$2,832,863; purchased 3/22/12-3/11/16)	2,299	126,445
Gartner, Inc. (a)(b), 5.125%, 4/1/25	820	830,824
Hertz Corp. (a)(b), 7.625%, 6/1/22	965	990,090
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	815	888,350
RR Donnelley & Sons Co.,
7.00%, 2/15/22	693	708,592
United Rentals North America, Inc.,
4.625%, 10/15/25	630	623,700
5.50%, 7/15/25	900	922,500

		5,279,895

Computers—1.3%
Dell International LLC (a)(b),
7.125%, 6/15/24	930	986,176

	Principal Amount (000s)	Value
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	$875	$876,094

		1,862,270

Distribution/Wholesale—1.2%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	1,130	1,131,412
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	510	506,813

		1,638,225

Diversified Financial Services—6.8%
Ally Financial, Inc., 5.75%, 11/20/25	420	448,921
CCF Holdings LLC, PIK 10.75% (a)(b)(d)(e),
10.75%, 12/15/23	2,790	1,359,920
Community Choice Financial Issuer LLC, (a)(b)(g),
9.00%, 6/15/23 (cost—$2,000,000; purchased 9/6/18)	2,000	2,002,500
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	970	1,018,500
Navient Corp., 6.625%, 7/26/21	650	680,875
7.25%, 9/25/23	855	906,300
Springleaf Finance Corp.,
5.625%, 3/15/23	145	147,356
6.125%, 3/15/24	915	937,857
8.25%, 10/1/23	1,170	1,295,775
Travelport Corporate Finance PLC (a)(b),
6.00%, 3/15/26	525	568,313

		9,366,317

Electric Utilities—0.7%
NRG Energy, Inc., 5.75%, 1/15/28	880	936,100

Electrical Equipment—0.7%
Energizer Holdings, Inc. (a)(b),
7.75%, 1/15/27	920	983,250

Engineering & Construction—1.3%
AECOM, 5.875%, 10/15/24	750	793,125
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	1,070	1,068,802

		1,861,927

Entertainment—4.7%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	995	904,206
Cedar Fair L.P., 5.375%, 6/1/24	640	656,762
Eldorado Resorts, Inc., 6.00%, 9/15/26	995	1,014,900
International Game Technology PLC (a)(b),
6.25%, 1/15/27	535	549,378
6.50%, 2/15/25	415	433,675
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	1,065	1,102,275
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	940	923,550
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	900	940,500

		6,525,246

Equity Real Estate Investment Trusts (REITs)—1.3%
CyrusOne L.P., 5.00%, 3/15/24	475	488,310
5.375%, 3/15/27	480	497,856

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	167

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
Equinix, Inc., 5.375%, 5/15/27	$765	$803,250

		1,789,416

Food & Beverage—1.7%
Albertsons Cos. LLC, 6.625%, 6/15/24	440	446,600
7.50%, 3/15/26 (a)(b)	535	553,056
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	1,325	1,336,594

		2,336,250

Food Service—0.5%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	750	748,785

Hand/Machine Tools—0.7%
Colfax Corp. (a)(b), 6.00%, 2/15/24	205	214,225
6.375%, 2/15/26	680	724,622

		938,847

Healthcare Providers & Services—0.6%
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	855	896,681

Healthcare-Products—2.0%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	985	1,004,404
Mallinckrodt International Finance S.A. (a)(b),
5.75%, 8/1/22	955	902,475
Teleflex, Inc., 5.25%, 6/15/24	835	858,489

		2,765,368

Healthcare-Services—5.5%
Centene Corp. (a)(b), 5.375%, 6/1/26	600	627,000
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	980	1,019,200
DaVita, Inc., 5.125%, 7/15/24	985	975,150
Encompass Health Corp.,
5.75%, 11/1/24	900	914,625
HCA, Inc., 5.375%, 9/1/26	545	574,975
5.625%, 9/1/28	740	784,400
7.50%, 2/15/22	900	994,770
Tenet Healthcare Corp., 6.25%, 2/1/27 (a)(b)	345	358,369
8.125%, 4/1/22	1,335	1,441,266

		7,689,755

Home Builders—0.5%
Lennar Corp., 5.875%, 11/15/24	590	632,037

Insurance—0.6%
CNO Financial Group, Inc.,
5.25%, 5/30/25	835	866,834

Internet—2.8%
Match Group, Inc. (a)(b),
5.00%, 12/15/27	820	830,250
Netflix, Inc., 5.875%, 2/15/25	800	866,520
Symantec Corp. (a)(b), 5.00%, 4/15/25	1,000	1,002,767
Zayo Group LLC (a)(b), 5.75%, 1/15/27	1,130	1,130,339

		3,829,876

Iron/Steel—0.7%
United States Steel Corp.,
6.875%, 8/15/25	975	957,937

	Principal Amount (000s)	Value

Lodging—2.6%
Hilton Domestic Operating Co., Inc. (a)(b),
5.125%, 5/1/26	$660	$671,550
Hilton Worldwide Finance LLC,
4.625%, 4/1/25	195	197,437
MGM Resorts International,
5.50%, 4/15/27	600	610,500
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	940	958,800
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	1,110	1,098,900

		3,537,187

Machinery-Construction & Mining—0.8%
Terex Corp. (a)(b), 5.625%, 2/1/25	1,045	1,041,081

Machinery-Diversified—0.3%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	405	412,088

Media—7.0%
CCO Holdings LLC, 5.125%, 5/1/27 (a)(b)	310	312,713
5.75%, 1/15/24	1,245	1,280,794
Clear Channel Worldwide Holdings, Inc. (a)(b),
9.25%, 2/15/24	990	1,051,875
CSC Holdings LLC (a)(b), 7.75%, 7/15/25	730	784,750
10.875%, 10/15/25	745	861,965
DISH DBS Corp., 5.875%, 7/15/22	440	427,482
6.75%, 6/1/21	140	144,690
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	1,030	1,050,806
LiveStyle, Inc., (a)(b)(c)(d)(e)(g)(i),
9.625%, 2/1/19 (cost—$2,761,000; purchased 1/31/14-2/3/14)	2,761	3
Meredith Corp., 6.875%, 2/1/26	890	941,175
Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(b)	1,065	1,083,637
5.875%, 11/15/22	360	370,350
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	1,320	1,325,742

		9,635,982

Metal Fabricate/Hardware—0.9%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	1,250	1,250,000

Mining—2.7%
Alcoa Nederland Holding BV (a)(b),
6.125%, 5/15/28	495	511,088
6.75%, 9/30/24	625	664,062
Constellium NV (a)(b), 6.625%, 3/1/25	920	940,700
Freeport-McMoRan, Inc., 3.55%, 3/1/22	900	892,125
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	740	782,550

		3,790,525

Miscellaneous Manufacturing—0.4%
Koppers, Inc. (a)(b), 6.00%, 2/15/25	605	594,413

Oil, Gas & Consumable Fuels—8.9%
AmeriGas Partners L.P., 5.875%, 8/20/26	825	827,063
Callon Petroleum Co., 6.125%, 10/1/24	1,000	1,010,000

	Principal Amount (000s)	Value
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	$690	$677,925
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,000	987,520
Chesapeake Energy Corp., 8.00%, 1/15/25	690	707,250
CVR Refining LLC, 6.50%, 11/1/22	910	923,650
Ensco PLC, 7.75%, 2/1/26	1,030	874,213
Noble Holding International Ltd.,
7.75%, 1/15/24	95	86,008
Oasis Petroleum, Inc., 6.875%, 3/15/22	1,000	1,012,500
Range Resources Corp., 4.875%, 5/15/25	1,145	1,067,712
SM Energy Co., 6.625%, 1/15/27	1,015	969,325
Sunoco L.P., 5.50%, 2/15/26	540	535,950
5.875%, 3/15/28	395	393,025
Transocean, Inc. (a)(b),
7.50%, 1/15/26	1,330	1,320,025
USA Compression Partners L.P. (a)(b),
6.875%, 9/1/27	925	944,656

		12,336,822

Paper & Forest Products—1.0%
Mercer International, Inc.,
5.50%, 1/15/26	900	886,500
7.375%, 1/15/25 (a)(b)	450	473,625

		1,360,125

Pharmaceuticals—3.1%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	645	685,313
Bausch Health Cos., Inc. (a)(b),
6.125%, 4/15/25	1,025	1,017,312
7.00%, 3/15/24	625	662,813
Endo Finance LLC (a)(b),
5.375%, 1/15/23	1,140	940,500
Horizon Pharma USA, Inc.,
6.625%, 5/1/23	1,005	1,038,075

		4,344,013

Pipelines—2.2%
Cheniere Energy Partners L.P. (a)(b),
5.625%, 10/1/26	890	914,475
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	910	937,300
Targa Resources Partners L.P. (a)(b),
6.50%, 7/15/27	585	632,531
6.875%, 1/15/29	510	556,538

		3,040,844

Real Estate—1.4%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	1,080	1,042,200
Kennedy-Wilson, Inc., 5.875%, 4/1/24	960	958,800

		2,001,000

Retail—2.8%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	1,315	1,302,244
Conn’s, Inc., 7.25%, 7/15/22	1,095	1,078,575
Men’s Wearhouse, Inc.,
7.00%, 7/1/22	421	416,790
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	1,050	1,047,375

		3,844,984

168	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value

Semiconductors—0.9%
Advanced Micro Devices, Inc.,
7.50%, 8/15/22	$298	$333,388
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	935	950,778

		1,284,166

Software—2.8%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	895	948,700
First Data Corp. (a)(b),
5.75%, 1/15/24	160	165,120
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	975	1,016,438
MSCI, Inc. (a)(b),
5.375%, 5/15/27	385	408,100
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	430	389,150
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	925	935,984

		3,863,492

Telecommunications—8.4%
CenturyLink, Inc., Ser. Y,
7.50%, 4/1/24	1,310	1,388,600
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	1,180	1,092,184
CommScope Technologies LLC (a)(b),
6.00%, 6/15/25	705	688,045
Consolidated Communications, Inc.,
6.50%, 10/1/22	1,175	1,071,087
Frontier Communications Corp.,
10.50%, 9/15/22	580	445,150
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	750	660,000
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	965	948,112
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	1,050	937,125
Level 3 Financing, Inc.,
5.375%, 5/1/25	825	837,210
Sprint Communications, Inc.,
11.50%, 11/15/21	1,545	1,796,062
Sprint Corp., 7.625%, 3/1/26	765	778,388
T-Mobile USA, Inc., 4.50%, 2/1/26	315	316,009
6.50%, 1/15/26	615	658,050

		11,616,022

Transportation—0.4%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	380	383,800
6.50%, 6/15/22	159	163,094

		546,894

Total Corporate Bonds & Notes (cost—$133,939,196)		128,975,432

	Shares

Preferred Stock (a)(d)(e)(i)—4.4%

Media—4.4%
LiveStyle, Inc., Ser. A	2,672	363,526
LiveStyle, Inc., Ser. B (h)	57,581	5,758,100

Total Preferred Stock (cost—$5,907,093)		6,121,626

	Shares	Value

Common Stock (d)(e)(h)—0.1%

Advertising—0.1%
Affinion Group Holdings, Inc. Class A
(cost—$769,740; purchased 11/4/15) (g)	43,401	$74,216

Aerospace & Defense—0.0%
Erickson, Inc. (a)	2,675	70,192

Banks—0.0%
CCF Holdings LLC Class A
(cost—$0; purchased 12/18/18) (g)	8,562	1
CCF Holdings LLC Class B
(cost—$0; purchased 12/12/18) (f)(g)	7,143	—	*

		1

Media—0.0%
LiveStyle, Inc. (a)(i)	67,983	7

Total Common Stock (cost—$2,260,808)		144,416

	Units

Warrants—0.0%

Media—0.0%
LiveStyle, Inc., expires 11/30/21, Ser. C, (a)(d)(e)(h)(i) (cost—$0)	14,500	1

	Principal Amount (000s)

Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $2,903,121; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $2,961,861 including accrued interest
(cost—$2,903,000)	$2,903	2,903,000

Total Investments (cost—$145,010,097)—99.7%		138,144,475

Other assets less liabilities—0.3%		476,474

Net Assets—100.0%		$138,620,949

Notes to Schedule of Investments:

* Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $73,835,478 representing 53.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $67,643,650, representing 48.8% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $7,752,411, representing 5.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Affiliated security (See Note 7).

(g) Restricted. The aggregate cost of such securities is $8,363,603. The aggregate value is $2,203,165, representing 1.6% of net assets.

(h) Non-income producing.

(i) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 4.4% of net assets.

Glossary:

MSCI—Morgan Stanley Capital International

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	169

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI International Growth Fund

	Shares	Value

Common Stock—99.3%

Australia—0.9%
CSL Ltd.	1,846	$256,137

Brazil—4.7%
Lojas Renner S.A.	14,051	157,185
Odontoprev S.A.	39,353	164,835
Raia Drogasil S.A.	15,581	259,859
StoneCo Ltd., Class A (c)	13,425	551,902
WEG S.A.	30,970	142,378

		1,276,159

Canada—10.7%
Alimentation Couche-Tard, Inc., Class B	12,878	758,601
Canadian National Railway Co.	3,763	336,863
Constellation Software, Inc.	725	614,407
Restaurant Brands International, Inc.	10,962	713,164
Shopify, Inc., Class A (c)	2,396	495,061

		2,918,096

China—14.5%
Alibaba Group Holding Ltd. ADR (c)	7,644	1,394,648
Baidu, Inc. ADR (c)	2,882	475,098
TAL Education Group ADR (c)	5,854	211,212
Tencent Holdings Ltd.	29,593	1,360,917
Weibo Corp. ADR (c)	8,367	518,670

		3,960,545

Denmark—9.4%
Ambu A/S, Class B, Class B	37,699	1,000,221
Coloplast A/S, Class B	3,012	330,629
DSV A/S	7,468	617,994
Novo Nordisk A/S, Class B	11,580	605,233

		2,554,077

Germany—11.1%
Bechtle AG	3,700	343,283
Fresenius SE & Co. KGaA	6,455	360,782
Infineon Technologies AG	38,613	766,561
SAP SE	7,476	864,260
Wirecard AG	3,692	463,799
Zalando SE (a)(c)	5,451	212,485

		3,011,170

Hong Kong—4.2%
AIA Group Ltd.	113,292	1,132,894

India—3.8%
HDFC Bank Ltd.	13,804	462,600
HDFC Bank Ltd. ADR	4,941	572,711

		1,035,311

Indonesia—1.7%
Ace Hardware Indonesia Tbk PT	1,935,273	242,052
Bank Central Asia Tbk PT	120,199	234,554

		476,606

Ireland—2.9%
Kingspan Group PLC	8,698	403,038
Ryanair Holdings PLC ADR (c)	5,209	390,363

		793,401

Israel—3.0%
Wix.com Ltd. (c)	6,657	804,365

Japan—4.3%
Hoshizaki Corp.	3,630	225,338

	Shares	Value
Keyence Corp.	1,037	$648,327
MonotaRO Co., Ltd.	13,585	303,689

		1,177,354

Korea (Republic of)—1.3%
LG Household & Health Care Ltd.	276	344,901

Netherlands—3.1%
ASML Holding NV	4,437	833,933

New Zealand—1.4%
Mainfreight Ltd.	15,961	389,896

Philippines—0.7%
Jollibee Foods Corp.	31,364	189,343

South Africa—2.4%
PSG Group Ltd.	35,427	642,337

Spain—0.7%
Amadeus IT Group S.A.	2,287	183,300

Sweden—7.1%
AddTech AB, Class B	18,396	382,290
Assa Abloy AB, Class B	10,247	221,154
Atlas Copco AB, Class A (c)	13,868	373,063
Hexagon AB, Class B	6,649	347,494
Hexpol AB	43,545	367,328
Trelleborg AB, Class B	16,132	250,085

		1,941,414

Switzerland—4.2%
Partners Group Holding AG	563	409,561
Sika AG	2,261	316,206
Temenos AG (c)	1,478	218,057
VAT Group AG (a)(c)	2,006	211,132

		1,154,956

United Kingdom—7.2%
ASOS PLC (c)	8,684	362,636
British American Tobacco PLC	8,180	341,252
DCC PLC	6,611	572,007
Reckitt Benckiser Group PLC	4,151	345,457
Unilever PLC	6,103	351,304
		1,972,656

Total Common Stock (cost—$23,171,152)		27,048,851

	Principal Amount (000s)

Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $212,009; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $218,417 including accrued interest
(cost—$212,000)	$212	212,000

Total Investments (cost—$23,383,152) (b)—100.1%		27,260,851

Liabilities in excess of other assets—(0.1)%		(16,608)

Net Assets—100.0%		$27,244,243

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $423,616, representing 1.6% of net assets.

(b) Securities with an aggregate value of $18,085,701, representing 66.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

IT Services	10.4%
Interactive Media & Services	8.6%
Internet & Direct Marketing Retail	7.2%
Software	6.2%
Semiconductors & Semiconductor Equipment	5.9%
Healthcare Equipment & Supplies	4.9%
Banks	4.7%
Machinery	4.4%
Insurance	4.2%
Food & Staples Retailing	3.7%
Electronic Equipment, Instruments & Components	3.7%
Road & Rail	3.5%
Hotels, Restaurants & Leisure	3.3%
Personal Products	2.6%
Trading Companies & Distributors	2.5%
Chemicals	2.5%
Diversified Financial Services	2.4%
Building Products	2.3%
Pharmaceuticals	2.2%
Industrial Conglomerates	2.1%
Healthcare Providers & Services	1.9%
Capital Markets	1.5%
Airlines	1.4%
Air Freight & Logistics	1.4%
Household Products	1.3%
Tobacco	1.3%
Biotechnology	0.9%
Specialty Retail	0.9%
Diversified Consumer Services	0.8%
Multi-Line Retail	0.6%
Repurchase Agreements	0.8%
Liabilities in excess of other assets	(0.1)%

100.0%

170	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI International Small-Cap Fund

	Shares	Value

Common Stock—95.5%

Australia—3.9%
ALS Ltd.	90,354	$488,272
Bapcor Ltd.	108,200	424,973
Beach Energy Ltd.	125,525	183,171
Boral Ltd.	113,558	370,643
Challenger Ltd.	76,358	450,032
Downer EDI Ltd.	131,609	719,506
GUD Holdings Ltd.	62,502	530,018
NEXTDC Ltd. (e)	101,511	455,903
Santos Ltd.	82,162	397,809
WorleyParsons Ltd.	27,500	276,008

		4,296,335

Austria—5.3%
ANDRITZ AG (e)	30,140	1,292,692
Schoeller-Bleckmann Oilfield Equipment AG	15,340	1,274,032
UNIQA Insurance Group AG	171,869	1,712,012
Wienerberger AG	71,180	1,511,850

		5,790,586

China—0.8%
China Everbright Greentech Ltd. (a)	699,235	555,885
Zhejiang Dingli Machinery Co., Ltd., Class A	22,524	277,478

		833,363

Denmark—5.7%
Ambu A/S, Class B, Class B	55,865	1,482,197
FLSmidth & Co. A/S	28,955	1,252,081
ISS A/S	48,110	1,465,272
SimCorp A/S (e)	20,603	1,990,571

		6,190,121

Finland—0.7%
Huhtamaki Oyj	21,214	790,496

France—6.2%
Ingenico Group S.A.	22,452	1,603,786
Korian S.A.	44,232	1,791,181
Nexity S.A.	33,632	1,641,558
Sartorius Stedim Biotech	13,661	1,730,976

		6,767,501

Germany—8.9%
Aareal Bank AG	46,488	1,435,602
Alstria Office REIT-AG	110,920	1,805,354
Bechtle AG	18,506	1,716,970
CANCOM SE	38,184	1,721,570
Hella GmbH & Co. KGaA	32,418	1,427,879
TLG Immobilien AG	53,478	1,610,104

		9,717,479

Hong Kong—1.3%
Johnson Electric Holdings Ltd.	78,000	180,865
Techtronic Industries Co., Ltd.	110,500	744,178
VTech Holdings Ltd.	51,800	530,490

		1,455,533

Indonesia—1.0%
Bank Tabungan Negara Persero Tbk PT	2,116,000	363,810
Jasa Marga Persero Tbk PT	1,716,300	721,277

		1,085,087

Italy—2.9%
Buzzi Unicem SpA	77,274	1,583,177
De’ Longhi SpA	57,499	1,553,724

		3,136,901

	Shares	Value

Japan—30.1%
Anritsu Corp.	31,400	$584,073
Azbil Corp.	50,500	1,183,900
COMSYS Holdings Corp.	91,800	2,507,661
Hitachi Transport System Ltd.	89,800	2,668,307
Ichigo, Inc.	217,900	747,407
Itochu Techno-Solutions Corp.	102,000	2,386,437
KH Neochem Co., Ltd.	23,700	573,609
Kobe Bussan Co., Ltd.	36,200	1,375,175
Lion Corp.	87,100	1,835,560
Maruwa Co., Ltd.	24,600	1,165,605
Mitsubishi UFJ Lease & Finance Co., Ltd.	433,300	2,211,874
Nichirei Corp.	17,500	432,235
Nippon Shinyaku Co., Ltd.	29,700	2,168,529
Nishio Rent All Co., Ltd.	30,900	891,920
Oji Holdings Corp.	152,200	947,117
Okamura Corp.	125,700	1,320,021
Penta-Ocean Construction Co., Ltd.	183,000	849,860
Rengo Co., Ltd.	283,600	2,664,037
Sanyo Special Steel Co., Ltd.	35,000	718,843
Seven Bank Ltd.	440,900	1,303,391
Ship Healthcare Holdings, Inc.	20,900	859,709
Sojitz Corp.	310,600	1,097,461
Taiyo Yuden Co., Ltd.	21,600	427,472
Tokyu Fudosan Holdings Corp.	209,300	1,254,246
Ube Industries Ltd.	35,600	734,039

		32,908,488

Korea (Republic of)—0.5%
DB Insurance Co., Ltd.	9,340	565,288

Netherlands—3.0%
ASM International NV	29,134	1,583,154
ASR Nederland NV	40,228	1,676,153

		3,259,307

Norway—3.1%
Elkem ASA (a)(e)	488,814	1,734,719
Storebrand ASA	205,652	1,602,134

		3,336,853

Singapore—0.7%
Frasers Centrepoint Trust	230,200	404,262
Venture Corp., Ltd.	27,900	370,686

		774,948

Sweden—1.6%
AAK AB	117,246	1,750,294

Switzerland—5.8%
Galenica AG (a)	35,335	1,750,686
Georg Fischer AG	1,348	1,228,985
Interroll Holding AG	918	1,862,649
OC Oerlikon Corp. AG (e)	116,163	1,487,851

		6,330,171

Taiwan—0.8%
Ennoconn Corp.	41,063	355,772
Merry Electronics Co., Ltd.	86,000	473,316

		829,088

Thailand—0.4%
Amata Corp. PCL (c)(d)	605,000	403,129

United Kingdom—12.8%
ASOS PLC (e)	26,512	1,107,118
Auto Trader Group PLC (a)	276,177	1,878,387
Genus PLC	54,175	1,566,145

	Shares	Value
HomeServe PLC	146,640	$1,958,962
Intermediate Capital Group PLC	117,615	1,633,695
Moneysupermarket.com Group PLC	365,555	1,772,297
Rotork PLC	410,562	1,513,877
Spectris PLC	30,280	990,884
Tullow Oil PLC (e)	516,075	1,617,043

		14,038,408

Total Common Stock (cost—$91,683,571)		104,259,376

Preferred Stock—1.3%

Germany—1.3%
Jungheinrich AG (cost—$1,397,150)	45,119	1,468,768

	Principal Amount (000s)

Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $2,201,092; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $2,248,637 including accrued interest
(cost—$2,201,000)	$2,201	2,201,000

Total Investments (cost—$95,281,721) (b)—98.8%		107,929,144

Other assets less liabilities—1.2%		1,282,814

Net Assets—100.0%		$109,211,958

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,919,677, representing 5.4% of net assets.

(b) Securities with an aggregate value of $99,564,581, representing 91.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $403,129, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	171

Schedule of Investments

March 31, 2019 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	8.4%
Electronic Equipment, Instruments & Components	6.2%
IT Services	5.8%
Real Estate Management & Development	5.2%
Insurance	5.1%
Commercial Services & Supplies	5.0%
Construction & Engineering	4.2%
Pharmaceuticals	3.6%
Construction Materials	3.2%
Containers & Packaging	3.2%
Chemicals	2.8%
Internet & Direct Marketing Retail	2.6%
Road & Rail	2.4%
Diversified Financial Services	2.4%
Healthcare Providers & Services	2.4%
Household Durables	2.1%
Equity Real Estate Investment Trusts (REITs)	2.0%
Oil, Gas & Consumable Fuels	2.0%
Food Products	2.0%
Software	1.8%
Trading Companies & Distributors	1.8%
Auto Components	1.8%
Interactive Media & Services	1.7%
Household Products	1.7%
Life Sciences Tools & Services	1.6%
Banks	1.5%
Capital Markets	1.5%
Semiconductors & Semiconductor Equipment	1.4%
Biotechnology	1.4%
Energy Equipment & Services	1.4%
Healthcare Equipment & Supplies	1.4%
Thrifts & Mortgage Finance	1.3%
Food & Staples Retailing	1.3%
Paper & Forest Products	0.9%
Transportation Infrastructure	0.7%
Metals & Mining	0.7%
Independent Power Producers & Energy Traders	0.5%
Communications Equipment	0.5%
Professional Services	0.4%
Distributors	0.4%
Technology Hardware, Storage & Peripherals	0.3%
Electrical Equipment	0.2%
Repurchase Agreements	2.0%
Other assets less liabilities	1.2%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value

Common Stock—99.9%

Air Freight & Logistics—0.7%
Echo Global Logistics, Inc. (a)	5,791	$143,501

Banks—5.3%
Carolina Financial Corp.	4,503	155,759
Equity Bancshares, Inc., Class A (a)	4,946	142,445
First Foundation, Inc.	11,198	151,957
Franklin Financial Network, Inc.	4,108	119,173
Preferred Bank	3,063	137,743
Triumph Bancorp, Inc. (a)	4,586	134,782
Veritex Holdings, Inc.	6,832	165,471

		1,007,330

Beverages—2.3%
MGP Ingredients, Inc.	3,432	264,779
Primo Water Corp. (a)	11,596	179,274

		444,053

Biotechnology—17.5%
Albireo Pharma, Inc. (a)	1,745	56,206
Arrowhead Pharmaceuticals, Inc. (a)	8,174	149,993
Assembly Biosciences, Inc. (a)	2,227	43,850
Audentes Therapeutics, Inc. (a)	2,999	117,021
BioCryst Pharmaceuticals, Inc. (a)	12,718	103,525
Biohaven Pharmaceutical Holding Co., Ltd. (a)	2,776	142,881
BioSpecifics Technologies Corp. (a)	2,407	150,028
Cara Therapeutics, Inc. (a)	4,870	95,549
Corbus Pharmaceuticals Holdings, Inc. (a)	6,511	45,251
CytomX Therapeutics, Inc. (a)	5,008	53,836
Dicerna Pharmaceuticals, Inc. (a)	5,858	85,820
Fate Therapeutics, Inc. (a)	6,685	117,456
Flexion Therapeutics, Inc. (a)	5,777	72,097
GlycoMimetics, Inc. (a)	5,439	67,770
Intellia Therapeutics, Inc. (a)	5,580	95,306
Invitae Corp. (a)	10,307	241,390
Iovance Biotherapeutics, Inc. (a)	8,560	81,406
Kindred Biosciences, Inc. (a)	12,066	110,645
Kura Oncology, Inc. (a)	4,327	71,785
MacroGenics, Inc. (a)	5,197	93,442
Natera, Inc. (a)	9,799	202,055
Progenics Pharmaceuticals, Inc. (a)	11,520	53,453
Rigel Pharmaceuticals, Inc. (a)	22,762	58,498
Sangamo Therapeutics, Inc. (a)	7,567	72,189
T2 Biosystems, Inc. (a)	22,846	60,085
uniQure NV (a)	2,076	123,833
Vanda Pharmaceuticals, Inc. (a)	6,785	124,844
Veracyte, Inc. (a)	13,956	349,179
Vericel Corp. (a)	7,819	136,911
Viking Therapeutics, Inc. (a)	8,462	84,112
Voyager Therapeutics, Inc. (a)	3,882	74,302

		3,334,718

Building Products—0.6%
PGT Innovations, Inc. (a)	8,634	119,581

Chemicals—0.8%
American Vanguard Corp.	8,642	148,815

	Shares	Value

Construction & Engineering—2.3%
NV5 Global, Inc. (a)	4,508	$267,595
Sterling Construction Co., Inc. (a)	14,003	175,317

		442,912

Construction Materials—0.7%
U.S. Concrete, Inc. (a)	3,425	141,863

Diversified Consumer Services—1.1%
Carriage Services, Inc.	6,692	128,821
HyreCar, Inc. (a)	15,621	78,574

		207,395

Diversified Telecommunication Services—0.7%
Pareteum Corp. (a)	30,310	137,911

Electronic Equipment, Instruments & Components—1.8%
Mesa Laboratories, Inc.	945	217,822
Napco Security Technologies, Inc. (a)	6,017	124,793

		342,615

Energy Equipment & Services—1.6%
DMC Global, Inc.	3,409	169,223
Newpark Resources, Inc. (a)	15,907	145,708

		314,931

Entertainment—1.2%
Rosetta Stone, Inc. (a)	10,081	220,270

Food Products—0.9%
John B Sanfilippo & Son, Inc.	2,427	174,428

Healthcare Equipment & Supplies—12.4%
Antares Pharma, Inc. (a)	39,440	119,503
Apyx Medical Corp. (a)	7,440	46,946
Axogen, Inc. (a)	7,958	167,596
BioLife Solutions, Inc. (a)	9,425	168,613
Cerus Corp. (a)	26,759	166,709
CryoLife, Inc. (a)	8,431	245,932
CryoPort, Inc. (a)	19,113	246,940
CytoSorbents Corp. (a)	15,349	116,192
OrthoPediatrics Corp. (a)	6,154	272,191
Senseonics Holdings, Inc. (a)	47,000	115,150
Sientra, Inc. (a)	8,728	74,886
Surmodics, Inc. (a)	4,354	189,312
Tactile Systems Technology, Inc. (a)	5,308	279,838
ViewRay, Inc. (a)	20,327	150,217

		2,360,025

Healthcare Providers & Services—4.5%
Addus HomeCare Corp. (a)	3,146	200,054
BioTelemetry, Inc. (a)	4,797	300,388
R1 RCM, Inc. (a)	20,038	193,768
RadNet, Inc. (a)	12,869	159,447

		853,657

Healthcare Technology—3.1%
Tabula Rasa HealthCare, Inc. (a)	5,363	302,580
Vocera Communications, Inc. (a)	8,839	279,578

		582,158

Hotels, Restaurants & Leisure—1.7%
Carrols Restaurant Group, Inc. (a)	15,916	158,683
Century Casinos, Inc. (a)	17,536	158,876

		317,559

172	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Household Durables—0.9%
LGI Homes, Inc. (a)	2,878	$173,371

Interactive Media & Services—1.5%
Meet Group, Inc. (a)	26,361	132,596
QuinStreet, Inc. (a)	11,123	148,937

		281,533

Internet & Direct Marketing Retail—0.6%
Gaia, Inc., Class A (a)	12,191	111,548

IT Services—2.5%
Brightcove, Inc. (a)	16,708	140,514
Carbonite, Inc. (a)	7,249	179,848
Hackett Group, Inc.	10,056	158,885

		479,247

Leisure Equipment & Products—0.9%
MasterCraft Boat Holdings, Inc. (a)	7,629	172,187

Life Sciences Tools & Services—5.6%
Codexis, Inc. (a)	7,903	162,249
Fluidigm Corp. (a)	19,215	255,367
NeoGenomics, Inc. (a)	23,563	482,099
Quanterix Corp. (a)	6,346	163,917

		1,063,632

Machinery—2.9%
Columbus McKinnon Corp.	2,643	90,787
Kadant, Inc.	2,552	224,474
Kornit Digital Ltd. (a)	9,838	234,144

		549,405

Media—0.7%
Cardlytics, Inc. (a)	7,828	129,475

Oil, Gas & Consumable Fuels—2.1%
Abraxas Petroleum Corp. (a)	64,375	80,469
Evolution Petroleum Corp.	19,198	129,586
Lonestar Resources U.S., Inc., Class A (a)	18,431	73,908
Penn Virginia Corp. (a)	2,808	123,833

		407,796

Pharmaceuticals—4.2%
Amphastar Pharmaceuticals, Inc. (a)	7,484	152,898
ANI Pharmaceuticals, Inc. (a)	2,879	203,085
Cymabay Therapeutics, Inc. (a)	7,671	101,871
Intersect ENT, Inc. (a)	6,021	193,575
Omeros Corp. (a)	4,551	79,051
WaVe Life Sciences Ltd. (a)	1,918	74,514

		804,994

Professional Services—2.1%
CRA International, Inc.	3,726	188,312
Kforce, Inc.	6,236	219,008

		407,320

Semiconductors & Semiconductor Equipment—3.0%
Axcelis Technologies, Inc. (a)	6,318	127,118
AXT, Inc. (a)	22,298	99,226
FormFactor, Inc. (a)	12,292	197,778
Ichor Holdings Ltd. (a)	6,694	151,151

		575,273

Software—10.2%
Amber Road, Inc. (a)	16,124	139,795
Everbridge, Inc. (a)	5,985	448,935
Instructure, Inc. (a)	5,428	255,767

	Shares	Value
LivePerson, Inc. (a)	12,609	$365,913
Model N, Inc. (a)	11,724	205,639
PROS Holdings, Inc. (a)	5,219	220,451
Upland Software, Inc. (a)	7,147	302,747

		1,939,247

Thrifts & Mortgage Finance—1.9%
First Defiance Financial Corp.	6,755	194,139
Meridian Bancorp, Inc.	10,838	170,048

		364,187

Wireless Telecommunication Services—1.6%
Boingo Wireless, Inc. (a)	13,162	306,411

Total Common Stock (cost—$14,885,305)		19,059,348

	Principal Amount (000s)

Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $107,004; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $113,918 including accrued interest
(cost—$107,000)	$107	107,000

Total Investments (cost—$14,992,305)—100.5%		19,166,348

Liabilities in excess of other assets—(0.5)%		(99,323)

Net Assets—100.0%		$19,067,025

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value

Common Stock—92.7%

Brazil—3.1%
Banco Santander Brasil S.A. UNIT	74,900	$841,139
Cia de Locacao das Americas	94,000	936,075
Energisa S.A. UNIT	85,200	882,388
IRB Brasil Resseguros S.A.	45,000	1,048,757

		3,708,359

Chile—0.7%
Banco Santander Chile	11,075,990	833,175

China—23.7%
Agricultural Bank of China Ltd., Class H	1,905,000	880,613
Anhui Conch Cement Co., Ltd., Class H	204,000	1,248,257
ANTA Sports Products Ltd.	229,000	1,561,091
Bank of China Ltd., Class H	2,213,000	1,005,742
China Construction Bank Corp., Class H	1,001,000	859,227
China Merchants Bank Co., Ltd., Class H	258,600	1,259,830
China Mobile Ltd. ADR	14,741	751,644
China Petroleum & Chemical Corp., Class A	923,900	787,201
China Railway Signal & Communication Corp., Ltd., Class H (a)	957,000	757,979
China Water Affairs Group Ltd.	740,000	773,716
CNOOC Ltd.	561,000	1,044,963
Country Garden Holdings Co., Ltd.	732,000	1,146,115
CRRC Corp Ltd., Class H	775,000	731,068
ENN Energy Holdings Ltd.	79,900	773,341
Guangdong Provincial Expressway Development Co., Ltd., Class B	1,054,787	975,907
Hubei Jumpcan Pharmaceutical Co., Ltd., Class A	162,312	832,131
Industrial & Commercial Bank of China Ltd., Class H	1,182,000	868,042
Jiangsu Expressway Co., Ltd., Class H	532,000	752,772
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	52,306	1,014,646
Kweichow Moutai Co., Ltd., Class A	7,800	989,281
Longfor Group Holdings Ltd.	339,500	1,197,459
Luxshare Precision Industry Co., Ltd., Class A	176,600	648,506
Midea Group Co., Ltd., Class A	131,000	949,557
Ping An Insurance Group Co of China Ltd., Class A	75,000	859,227
Ping An Insurance Group Co. of China Ltd., Class H	141,000	1,587,408
Shenzhou International Group Holdings Ltd.	48,700	654,295
Tencent Holdings Ltd.	27,700	1,273,862
Tencent Holdings Ltd. ADR	29,100	1,338,018
Wuliangye Yibin Co., Ltd., Class A	72,000	1,016,462

		28,538,360

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	173

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

France—1.7%
Kering S.A. ADR	17,100	$981,113
LVMH Moet Hennessy Louis Vuitton SE	2,768	1,019,547

		2,000,660

Greece—0.6%
Motor Oil Hellas Corinth Refineries S.A.	31,987	742,746

Hong Kong—5.1%
AIA Group Ltd.	153,800	1,537,965
BOC Hong Kong Holdings Ltd.	187,000	776,036
HKBN Ltd.	508,000	809,531
Sands China Ltd.	184,400	928,075
Techtronic Industries Co., Ltd.	189,000	1,272,848
Xinyi Glass Holdings Ltd.	644,000	739,506

		6,063,961

Hungary—1.5%
MOL Hungarian Oil & Gas PLC	75,939	870,837
OTP Bank Nyrt	21,690	956,222

		1,827,059

India—10.1%
Cyient Ltd.	84,633	794,924
GAIL India Ltd.	172,310	871,155
HCL Technologies Ltd.	53,897	846,434
HDFC Bank Ltd.	27,124	908,980
Hexaware Technologies Ltd.	164,042	818,111
Infosys Ltd.	136,581	1,462,433
Larsen & Toubro Infotech Ltd. (a)	34,673	853,606
Larsen & Toubro Ltd.	41,781	833,713
Mphasis Ltd.	44,006	635,642
NIIT Technologies Ltd.	47,584	910,150
Reliance Industries Ltd.	76,219	1,499,792
Sonata Software Ltd.	189,895	930,849
Tech Mahindra Ltd.	74,680	837,721

		12,203,510

Indonesia—2.7%
Astra International Tbk PT	1,593,000	817,969
Bank Rakyat Indonesia Persero Tbk PT	2,127,300	617,683
Bank Tabungan Negara Persero Tbk PT	3,643,500	626,437
Gudang Garam Tbk PT	206,500	1,208,153

		3,270,242

Korea (Republic of)—6.7%
Dentium Co., Ltd.	12,251	661,031
Hana Financial Group, Inc.	25,412	815,927
Hyundai Marine & Fire Insurance Co., Ltd.	22,490	751,508
Industrial Bank of Korea	61,450	760,862
Macquarie Korea Infrastructure Fund	100,398	941,978
Samsung Electronics Co., Ltd.	37,789	1,490,509
Samsung SDI Co., Ltd.	4,096	776,222
SK Holdings Co., Ltd.	3,070	732,712
SK Hynix, Inc.	17,563	1,151,541

		8,082,290

Malaysia—1.1%
Bermaz Auto Bhd.	1,098,400	608,055
Serba Dinamik Holdings Bhd.	816,900	755,686

		1,363,741

Mexico—4.8%
Banco del Bajio S.A. (a)	396,700	787,871
Bolsa Mexicana de Valores S.A.B de C.V.	391,100	812,011

	Shares	Value
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	162,700	$917,261
Grupo Financiero Banorte S.A.B de C.V., Class O	163,035	885,720
Mexichem S.A.B de C.V.	284,900	681,050
Prologis Property Mexico S.A. de C.V. REIT	490,646	947,913
Wal-Mart de Mexico S.A.B de C.V.	297,400	795,048

		5,826,874

Norway—0.6%
Bakkafrost P/F	15,492	766,849

Peru—0.8%
Southern Copper Corp.	25,297	1,003,785

Russian Federation—4.7%
Gazprom Neft PJSC ADR	32,985	815,719
Lukoil PJSC (c)(d)	14,961	1,343,049
NovaTek OAO GDR	4,596	787,754
Sberbank of Russia PJSC ADR	82,045	1,081,353
Tatneft PJSC (c)(d)	77,830	895,045
TCS Group Holding PLC GDR	43,044	763,601

		5,686,521

Singapore—4.0%
China Sunsine Chemical Holdings Ltd.	770,900	645,222
DBS Group Holdings Ltd.	70,900	1,323,481
Oversea-Chinese Banking Corp., Ltd.	126,500	1,034,210
Singapore Technologies Engineering Ltd.	289,400	800,304
United Overseas Bank Ltd.	57,300	1,069,069

		4,872,286

South Africa—5.6%
Astral Foods Ltd.	52,582	611,068
FirstRand Ltd.	168,301	736,937
JSE Ltd.	77,068	705,744
Mondi Ltd.	35,115	778,959
Naspers Ltd., Class N	5,461	1,272,640
Naspers Ltd., Class N ADR	24,100	1,118,963
Old Mutual Ltd.	510,854	775,166
Santam Ltd.	34,238	714,765

		6,714,242

Taiwan—8.5%
Chipbond Technology Corp.	388,000	897,695
Getac Technology Corp.	532,000	889,078
Merry Electronics Co., Ltd.	155,000	853,070
Novatek Microelectronics Corp.	165,000	1,062,381
Taiwan High Speed Rail Corp.	752,000	879,341
Taiwan Semiconductor Manufacturing Co., Ltd.	200,178	1,603,237
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	30,869	1,264,394
Taiwan Union Technology Corp.	262,000	945,144
Tripod Technology Corp.	267,000	863,213
Wiwynn Corp.	71,133	916,685

		10,174,238

Thailand—1.4%
PTT PCL NVDR	490,600	742,110
Tisco Financial Group PCL NVDR	332,600	926,260

		1,668,370

United Arab Emirates—0.8%
Dubai Islamic Bank PJSC	704,396	940,667

United Kingdom—0.7%
Evraz PLC	113,310	916,739

	Shares	Value

United States—3.8%
Broadcom, Inc.	4,100	$1,232,911
Caterpillar, Inc.	5,900	799,391
Citigroup, Inc.	12,300	765,306
Constellation Brands, Inc., Class A	4,700	824,051
Intel Corp.	16,900	907,530

		4,529,189

Total Common Stock (cost-$105,543,523)		111,733,863

Preferred Stock—4.6%

Brazil—2.6%
Banco do Estado do Rio Grande do Sul S.A., Class B	160,000	988,520
Itausa - Investimentos Itau S.A.	330,120	1,010,085
Petroleo Brasileiro S.A.	149,000	1,067,833

		3,066,438

Korea (Republic of)—2.0%
LG Household & Health Care Ltd.	1,351	995,253
Samsung Electronics Co., Ltd.	45,158	1,445,967

		2,441,220

Total Preferred Stock (cost—$4,673,425)		5,507,658

	Principal Amount (000s)

Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $2,043,085; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $2,085,190 including accrued interest
(cost—$2,043,000)	$2,043	2,043,000

Total Investments (cost—$112,259,948) (b)—99.0%		119,284,521

Other assets less liabilities—1.0%		1,154,346

Net Assets—100.0%		$120,438,867

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,399,456, representing 2.0% of net assets.

(b) Securities with an aggregate value of $82,808,692, representing 68.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,238,094, representing 1.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

174	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	19.6%
Oil, Gas & Consumable Fuels	8.8%
Semiconductors & Semiconductor Equipment	6.7%
Insurance	6.0%
IT Services	5.3%
Technology Hardware, Storage & Peripherals	3.9%
Textiles, Apparel & Luxury Goods	3.5%
Electronic Equipment, Instruments & Components	3.5%
Beverages	3.2%
Transportation Infrastructure	2.9%
Interactive Media & Services	2.2%
Capital Markets	2.0%
Media	2.0%
Real Estate Management & Development	2.0%
Household Durables	1.8%
Metals & Mining	1.6%

Software	1.4%
Gas Utilities	1.4%
Machinery	1.3%
Food Products	1.1%
Chemicals	1.1%
Construction Materials	1.0%
Tobacco	1.0%
Personal Products	0.8%
Equity Real Estate Investment Trusts (REITs)	0.8%
Road & Rail	0.8%
Hotels, Restaurants & Leisure	0.8%
Electric Utilities	0.7%
Construction & Engineering	0.7%
Pharmaceuticals	0.7%
Automobiles	0.7%
Diversified Telecommunication Services	0.7%
Aerospace & Defense	0.7%
Food & Staples Retailing	0.7%
Paper & Forest Products	0.7%
Water Utilities	0.6%
Energy Equipment & Services	0.6%
Wireless Telecommunication Services	0.6%
Auto Components	0.6%
Diversified Financial Services	0.6%
Industrial Conglomerates	0.6%
Healthcare Equipment & Supplies	0.6%
Electrical Equipment	0.5%
Specialty Retail	0.5%
Repurchase Agreements	1.7%
Other assets less liabilities	1.0%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	175

Consolidated Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI PerformanceFee Managed Futures Strategy Fund

	Principal Amount (000s)	Value

U.S. Treasury obligations—85.6%
U.S. Treasury Notes,
0.875%, 7/31/19	$4,000	$3,979,375
1.00%, 6/30/19	4,000	3,985,625
1.00%, 8/31/19	4,000	3,976,562
1.00%, 9/30/19	4,100	4,070,851
1.25%, 4/30/19	2,760	2,757,197
1.25%, 5/31/19	4,000	3,992,188
1.25%, 10/31/19	4,200	4,171,453

Total U.S. Treasury Obligations (cost—$26,915,407)		26,933,251

	Principal Amount (000s)	Value

Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $500,021; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $511,295 including accrued interest
(cost—$500,000)	$500	$500,000

Total Investments (cost—$27,415,407)—87.2%		27,433,251

Other assets less liabilities (a)—12.8%		4,020,386

Net Assets—100.0%		$31,453,637

Notes to Consolidated Schedule of Investments:

(a) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year Japanese Government	5	6/13/19	JPY	500,000		$6,915	$24,521
10-Year U.S. Treasury Note	114	6/19/19		$11,400		14,161	181,746
Aluminum†	48	4/17/19		1		2,280	54,566
Aluminum†	25	5/15/19		1		1,188	3,443
Aluminum†	4	6/19/19		—(c	)	191	(3,990)
Australia Government 10-Year Bond	66	6/17/19	AUD	6,600		6,493	133,118
BIST 30 Index	22	4/30/19	TRY	2		48	(5,102)
Bovespa Index	10	4/17/19	BRL	—(c	)	244	(2,726)
British Pound	3	6/17/19		$188		245	(3,883)
Canada Government 10-Year Bond	61	6/19/19	CAD	6,100		6,347	114,857
Cattle Feeder†	6	9/26/19		$300		473	(2,623)
Copper†	3	9/26/19		75		221	(1,483)
E-mini S&P 500 Index	14	6/21/19		1		1,986	41,486
Euro-BTP 10-Year Bond	12	6/6/19	EUR	1,200		1,743	28,388
Euro-Bund 10-Year Bond	14	6/6/19		1,400		2,612	51,494
Euro-OAT	16	6/6/19		1,600		2,920	75,216
FTSE 100 Index	6	6/21/19	GBP	—(c	)	564	10,247
FTSE China A50 Index	18	4/29/19	$	—(c	)	236	5,772
FTSE/JSE Top 40 Index	4	6/20/19	ZAR	—(c	)	141	(35)
FTSE/MIB Index	2	6/21/19	EUR	—(c	)	233	3,206
Gold 100 Oz.†	3	10/29/19	$	—(c	)	393	(8,018)
IBEX 35 Index	3	4/18/19	EUR	—(c	)	309	1,828
Lean Hogs†	5	7/15/19		$200		184	(13,972)
Live Cattle†	37	10/31/19		1,480		1,729	16,896
Mini DAX European Index	1	6/21/19	EUR	—(c	)	65	(542)
MSCI Taiwan Index	6	4/29/19		$1		234	(151)
Natural Gas†	14	6/26/19		140		388	(13,887)
Nickel†	25	4/17/19		—(c	)	1,938	152,111
Nickel†	5	5/15/19		—(c	)	389	(3,961)
Nickel†	2	6/19/19		—(c	)	156	237
S&P/TSX 60 Index	6	6/20/19	CAD	1		859	(204)
SPI 200 Index	5	6/20/19	AUD	—(c	)	548	395
TOPIX Index	3	6/13/19	JPY	30		431	439
United Kingdom Government 10-Year Gilt	23	6/26/19	GBP	2,300		3,875	53,988

							$893,377

176	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Consolidated Schedule of Investments

March 31, 2019 (Unaudited)

Futures contracts outstanding at March 31, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts:
Aluminum†	(48)	4/17/19	$(1)	$(2,280)	$(63,420)
Aluminum†	(25)	5/15/19	(1)	(1,188)	(29,906)
Aluminum†	(20)	6/19/19	(1)	(956)	(9,915)
Arabica Coffee†	(29)	12/18/19	(1,088)	(1,126)	63,935
Australian Dollar	(15)	6/17/19	(1,500)	(1,066)	(5,640)
Brent Crude†	(1)	6/28/19	(1)	(67)	(883)
Canadian Dollar	(18)	6/18/19	(1,800)	(1,351)	(108)
CBOE Volatility Index	(18)	5/22/19	(18)	(294)	11,470
Cocoa†	(25)	12/13/19	(—)(c )	(570)	(9,299)
Corn†	(50)	9/13/19	(250)	(937)	26,799
Cotton†	(21)	12/6/19	(1,050)	(792)	(23,273)
Euro Currency	(16)	6/17/19	(2,000)	(2,258)	23,132
Low Sulphur Casoil†	(1)	6/12/19	(—)(c )	(61)	(1,003)
Japanese Yen	(39)	6/17/19	(49)	(4,426)	(28,660)
KC HRW Wheat†	(39)	9/13/19	(195)	(875)	63,857
New Zealand Dollar	(9)	6/17/19	(900)	(614)	1,541
Nickel†	(25)	4/17/19	(—)(c )	(1,938)	(255,649)
Nickel†	(5)	5/15/19	(—)(c )	(389)	(10,663)
Nickel†	(1)	6/19/19	(—)(c )	(78)	2,120
Platinum†	(1)	10/29/19	(—)(c )	(43)	232
Silver†	(4)	9/26/19	(20)	(306)	6,265
Soybean†	(17)	8/14/19	(85)	(768)	10,786
Sugar No. 11†	(5)	2/28/20	(560)	(77)	(243)
WTI Crude Oil†	(1)	6/20/19	(1)	(60)	(753)

					$(229,278)

					$664,099

† All or a portion of this security is owned by AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the Fund.

Credit default swap agreements outstanding at March 31, 2019:
Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
CDX.EM.30 Index	$4,700	1.81%	12/20/23	1.00%	Quarterly	$(159,791)	$(164,246)	$4,455
CDX.EM.31 Index	350	1.79%	6/20/24	1.00%	Quarterly	(12,758)	(11,620)	(1,138)
CDX.NA.HY.31 Index	3,283	3.36%	12/20/23	5.00%	Quarterly	225,281	203,084	22,197

						$52,732	$27,218	$25,514

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) At March 31, 2019, the Fund pledged $2,907,099 in cash as collateral for futures contracts and $991,852 in cash as collateral for swap contracts.

(c) Notional amount rounds to less than 500.

Glossary:

BIST—Borsa Istanbul

CBOE—Chicago Board Options Exchange

CDX—Credit Derivatives Index

FTSE—Financial Times Stock Exchange

ICE—Intercontinental Exchange

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

TOPIX—Tokyo Stock Price Index

WTI—West Texas Intermediate

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	177

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI PerformanceFee Structured US Equity Fund

Shares		Value

Exchange-Traded Funds—100.0%
iShares Core S&P 500 (a) (cost—$79,488,599)	285,621	$81,276,312

Total Options Purchased —0.5% (cost—$509,497) (b)(c)(d)		382,697

Total Investments, before options written (cost—$79,998,096)—100.5%		81,659,009

Total Options Written—(0.6)% (premiums received—$1,005,827) (b)(c)(d)		(472,761)

Total Investments, net of options written (cost—$78,992,269)—99.9%		81,186,248

Other assets less other liabilities—0.1%		65,222

Net Assets—100.0%		$81,251,470

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2019:

Options purchased contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
E-mini S&P 500 Index	278.50 USD	4/1/19	9	$900	$4,355	$3,534	$821
E-mini S&P 500 Index	277.00 USD	4/3/19	9	900	6,048	3,822	2,226
E-mini S&P 500 Index	279.00 USD	4/3/19	9	900	4,383	3,671	712
E-mini S&P 500 Index	275.00 USD	4/5/19	10	1,000	8,775	4,328	4,447
E-mini S&P 500 Index	278.00 USD	4/8/19	9	900	5,407	3,390	2,017
E-mini S&P 500 Index	281.00 USD	4/8/19	1	100	366	430	(64)
E-mini S&P 500 Index	279.00 USD	4/10/19	10	1,000	5,505	3,889	1,616
E-mini S&P 500 Index	280.00 USD	4/10/19	1	100	471	410	61
E-mini S&P 500 Index	281.00 USD	4/10/19	8	800	3,156	2,908	248
E-mini S&P 500 Index	280.00 USD	4/12/19	1	100	501	426	75
E-mini S&P 500 Index	281.00 USD	4/12/19	7	700	2,982	2,524	458
E-mini S&P 500 Index	280.00 USD	4/15/19	2	200	1,032	796	236
E-mini S&P 500 Index	282.00 USD	4/15/19	1	100	376	422	(46)
E-mini S&P 500 Index	279.00 USD	4/17/19	2	200	1,221	833	388
E-mini S&P 500 Index	280.00 USD	4/17/19	1	100	535	470	65
E-mini S&P 500 Index	283.00 USD	4/17/19	24	2,400	8,100	8,739	(639)
E-mini S&P 500 Index	281.00 USD	4/18/19	10	1,000	4,850	4,502	348
E-mini S&P 500 Index	284.00 USD	4/18/19	10	1,000	2,895	2,842	53
E-mini S&P 500 Index	286.00 USD	4/18/19	9	900	1,683	3,348	(1,665)
E-mini S&P 500 Index	325.00 USD	4/18/19	204	20,400	102	457	(355)
E-mini S&P 500 Index	278.00 USD	4/22/19	2	200	1,470	785	685
E-mini S&P 500 Index	279.00 USD	4/22/19	10	1,000	6,586	5,056	1,530
E-mini S&P 500 Index	280.00 USD	4/22/19	2	200	1,169	893	276
E-mini S&P 500 Index	279.00 USD	4/24/19	2	200	1,344	921	423
E-mini S&P 500 Index	281.00 USD	4/24/19	20	2,000	10,480	8,853	1,627
E-mini S&P 500 Index	282.00 USD	4/24/19	2	200	909	863	46
E-mini S&P 500 Index	275.00 USD	4/26/19	2	200	2,045	927	1,118
E-mini S&P 500 Index	282.00 USD	4/26/19	11	1,100	5,307	4,465	842
E-mini S&P 500 Index	283.00 USD	4/26/19	9	900	3,757	3,558	199
E-mini S&P 500 Index	288.00 USD	4/26/19	11	1,100	1,776	2,894	(1,118)
E-mini S&P 500 Index	317.50 USD	4/26/19	70	7,000	70	227	(157)
E-mini S&P 500 Index	278.00 USD	4/29/19	2	200	1,586	911	675
E-mini S&P 500 Index	281.00 USD	4/29/19	1	100	576	463	113
E-mini S&P 500 Index	283.00 USD	4/29/19	2	200	891	899	(8)

178	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	280.00 USD	5/1/19	1	$100	$662	$572	$90
E-mini S&P 500 Index	282.00 USD	5/1/19	2	200	1,051	962	89
E-mini S&P 500 Index	283.00 USD	5/1/19	2	200	925	884	41
E-mini S&P 500 Index	280.00 USD	5/3/19	1	100	682	534	148
E-mini S&P 500 Index	283.00 USD	5/3/19	5	500	2,397	2,342	55
E-mini S&P 500 Index	279.00 USD	5/6/19	1	100	769	506	263
E-mini S&P 500 Index	280.00 USD	5/6/19	3	300	2,091	1,622	469
E-mini S&P 500 Index	283.00 USD	5/6/19	2	200	997	931	66
E-mini S&P 500 Index	275.00 USD	5/8/19	1	100	1,087	535	552
E-mini S&P 500 Index	281.00 USD	5/8/19	3	300	1,922	1,579	343
E-mini S&P 500 Index	283.00 USD	5/8/19	2	200	1,023	963	60
E-mini S&P 500 Index	278.00 USD	5/10/19	1	100	868	561	307
E-mini S&P 500 Index	283.00 USD	5/10/19	6	600	3,120	2,874	246
E-mini S&P 500 Index	289.00 USD	5/10/19	11	1,100	2,299	1,096	1,203
E-mini S&P 500 Index	280.00 USD	5/13/19	3	300	2,225	1,739	486
E-mini S&P 500 Index	282.00 USD	5/13/19	1	100	607	512	95
E-mini S&P 500 Index	291.00 USD	5/13/19	11	1,100	1,890	1,327	563
E-mini S&P 500 Index	281.00 USD	5/15/19	3	300	2,056	1,712	344
E-mini S&P 500 Index	283.00 USD	5/15/19	1	100	556	525	31
E-mini S&P 500 Index	292.00 USD	5/15/19	11	1,100	1,674	1,393	281
E-mini S&P 500 Index	283.00 USD	5/17/19	4	400	2,238	2,014	224
E-mini S&P 500 Index	291.00 USD	5/17/19	12	1,200	2,052	2,059	(7)
E-mini S&P 500 Index	330.00 USD	5/17/19	260	26,000	260	842	(582)
E-mini S&P 500 Index	283.00 USD	5/20/19	1	100	588	537	51
E-mini S&P 500 Index	291.00 USD	5/20/19	12	1,200	2,454	2,119	335
E-mini S&P 500 Index	283.00 USD	5/22/19	2	200	1,199	1,105	94
E-mini S&P 500 Index	294.00 USD	5/22/19	12	1,200	1,567	1,639	(72)
E-mini S&P 500 Index	280.00 USD	5/24/19	2	200	1,619	1,327	292
E-mini S&P 500 Index	291.00 USD	5/24/19	11	1,100	2,271	1,865	406
E-mini S&P 500 Index	281.00 USD	5/28/19	2	200	1,528	1,303	225
E-mini S&P 500 Index	292.00 USD	5/28/19	11	1,100	2,288	1,811	477
E-mini S&P 500 Index	283.00 USD	5/29/19	2	200	469	1,167	(698)
E-mini S&P 500 Index	291.00 USD	5/29/19	11	1,100	482	2,217	(1,735)
E-mini S&P 500 Index	291.00 USD	6/10/19	11	1,100	3,280	1,657	1,623
E-mini S&P 500 Index	293.00 USD	6/12/19	11	1,100	2,566	2,327	239
E-mini S&P 500 Index	294.00 USD	6/14/19	11	1,100	2,312	2,107	205
E-mini S&P 500 Index	294.00 USD	6/17/19	12	1,200	2,650	2,359	291
E-mini S&P 500 Index	294.00 USD	6/19/19	12	1,200	2,729	2,515	214
E-mini S&P 500 Index	297.00 USD	6/21/19	12	1,200	1,722	1,927	(205)
E-mini S&P 500 Index	293.00 USD	6/24/19	11	1,100	3,107	2,383	724
E-mini S&P 500 Index	294.00 USD	6/26/19	11	1,100	2,830	2,327	503
E-mini S&P 500 Index	294.00 USD	6/28/19	11	1,100	2,783	2,438	345
Nasdaq 100 Stock Index	8,500.00 USD	4/18/19	4	400	90	185	(95)
Nasdaq 100 Stock Index	8,900.00 USD	5/3/19	2	200	100	82	18
Nasdaq 100 Stock Index	8,900.00 USD	5/17/19	1	100	55	26	29
Nasdaq 100 Stock Index	9,000.00 USD	5/17/19	6	600	165	247	(82)
Nasdaq 100 Stock Index	9,500.00 USD	6/21/19	1	100	60	36	24
Russell 2000 Index	1,570.00 USD	4/18/19	1	100	995	1,418	(423)
Russell 2000 Index	1,850.00 USD	4/18/19	3	300	15	34	(19)
Russell 2000 Index	1,870.00 USD	4/18/19	2	200	10	42	(32)
Russell 2000 Index	1,850.00 USD	4/30/19	3	300	15	49	(34)
S&P 500 Index	2,870.00 USD	4/12/19	1	100	920	1,347	(427)
S&P 500 Index	3,150.00 USD	4/12/19	7	700	88	79	9
S&P 500 Index	3,200.00 USD	4/12/19	2	200	20	42	(22)
S&P 500 Index	2,880.00 USD	4/17/19	1	100	1,072	1,403	(331)
S&P 500 Index	3,200.00 USD	4/17/19	2	200	20	22	(2)
S&P 500 Index	2,750.00 USD	4/18/19	1	100	9,465	2,652	6,813
S&P 500 Index	2,845.00 USD	4/18/19	2	200	4,930	4,385	545
S&P 500 Index	2,915.00 USD	4/18/19	3	300	870	2,375	(1,505)

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	179

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,300.00 USD	4/18/19	2	$200	$20	$12	$8
S&P 500 Index	3,400.00 USD	4/18/19	6	600	60	87	(27)
S&P 500 Index	292.00 USD	4/26/19	3	300	161	281	(120)
S&P 500 Index	2,780.00 USD	4/30/19	1	100	7,855	2,472	5,383
S&P 500 Index	2,885.00 USD	4/30/19	2	200	3,170	3,005	165
S&P 500 Index	3,250.00 USD	4/30/19	11	1,100	110	124	(14)
S&P 500 Index	3,400.00 USD	4/30/19	2	200	20	42	(22)
S&P 500 Index	291.00 USD	5/1/19	4	400	451	487	(36)
S&P 500 Index	290.00 USD	5/3/19	11	1,100	1,535	1,140	395
S&P 500 Index	289.00 USD	5/6/19	11	1,100	2,225	1,063	1,162
S&P 500 Index	284.00 USD	5/8/19	11	1,100	4,980	1,624	3,356
S&P 500 Index	2,910.00 USD	5/15/19	1	100	1,744	1,603	141
S&P 500 Index	2,900.00 USD	5/17/19	1	100	1,965	1,817	148
S&P 500 Index	3,500.00 USD	5/17/19	2	200	20	32	(12)
S&P 500 Index	294.00 USD	5/28/19	3	300	456	500	(44)
S&P 500 Index	293.00 USD	5/29/19	3	300	546	415	131
S&P 500 Index	293.00 USD	5/31/19	4	400	670	446	224
S&P 500 Index	3,400.00 USD	5/31/19	3	300	30	124	(94)
S&P 500 Index	293.00 USD	6/3/19	11	1,100	2,210	1,414	796
S&P 500 Index	292.00 USD	6/5/19	11	1,100	2,652	1,260	1,392
S&P 500 Index	287.00 USD	6/7/19	11	1,100	5,117	1,888	3,229

		Total call options			$227,491	$180,930	$46,561

Put options:
E-mini S&P 500 Index	278.50 USD	4/1/19	9	$900	$128	$3,120	$(2,992)
E-mini S&P 500 Index	277.00 USD	4/3/19	9	900	104	3,291	(3,187)
E-mini S&P 500 Index	279.00 USD	4/3/19	9	900	243	2,984	(2,741)
E-mini S&P 500 Index	285.00 USD	4/5/19	5	500	1,217	1,212	5
E-mini S&P 500 Index	278.00 USD	4/8/19	9	900	685	2,984	(2,299)
E-mini S&P 500 Index	279.00 USD	4/10/19	10	1,000	935	3,256	(2,321)
E-mini S&P 500 Index	281.00 USD	4/10/19	8	800	1,104	2,589	(1,485)
E-mini S&P 500 Index	281.00 USD	4/12/19	17	1,700	2,788	5,688	(2,900)
E-mini S&P 500 Index	285.00 USD	4/12/19	4	400	1,268	1,203	65
E-mini S&P 500 Index	283.00 USD	4/17/19	24	2,400	6,360	8,894	(2,534)
E-mini S&P 500 Index	281.00 USD	4/18/19	10	1,000	2,120	4,456	(2,336)
E-mini S&P 500 Index	286.00 USD	4/18/19	9	900	3,712	3,290	422
E-mini S&P 500 Index	279.00 USD	4/22/19	10	1,000	2,114	4,336	(2,222)
E-mini S&P 500 Index	281.00 USD	4/24/19	20	2,000	4,940	7,835	(2,895)
E-mini S&P 500 Index	282.00 USD	4/26/19	10	1,000	2,990	4,116	(1,126)
E-mini S&P 500 Index	283.00 USD	4/26/19	9	900	3,001	3,114	(113)
S&P 500 Index	2,625.00 USD	4/5/19	1	100	18	3,352	(3,334)
S&P 500 Index	2,625.00 USD	5/10/19	1	100	835	3,803	(2,968)
S&P 500 Index	2,500.00 USD	5/17/19	2	200	870	4,461	(3,591)
S&P 500 Index	2,500.00 USD	5/31/19	1	100	715	3,413	(2,698)
S&P 500 Index	1,700.00 USD	4/1/19	58	5,800	580	1,086	(506)
S&P 500 Index	1,700.00 USD	4/3/19	42	4,200	420	697	(277)
S&P 500 Index	1,550.00 USD	4/5/19	27	2,700	270	367	(97)
S&P 500 Index	1,600.00 USD	4/5/19	168	16,800	1,680	2,548	(868)
S&P 500 Index	1,650.00 USD	4/5/19	35	3,500	350	581	(231)
S&P 500 Index	1,700.00 USD	4/5/19	15	1,500	150	249	(99)
S&P 500 Index	2,400.00 USD	4/5/19	2	200	25	1,647	(1,622)
S&P 500 Index	1,500.00 USD	4/12/19	29	2,900	363	481	(118)
S&P 500 Index	1,600.00 USD	4/12/19	30	3,000	375	468	(93)
S&P 500 Index	1,650.00 USD	4/12/19	54	5,400	675	842	(167)
S&P 500 Index	1,800.00 USD	4/12/19	12	1,200	150	135	15
S&P 500 Index	2,400.00 USD	4/12/19	2	200	40	1,985	(1,945)
S&P 500 Index	2,625.00 USD	4/12/19	1	100	100	3,753	(3,653)
S&P 500 Index	1,700.00 USD	4/17/19	12	1,200	150	139	11
S&P 500 Index	1,600.00 USD	4/18/19	30	3,000	300	468	(168)

180	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,700.00 USD	4/18/19	22	$2,200	$275	$365	$(90)
S&P 500 Index	1,750.00 USD	4/18/19	29	2,900	363	423	(60)
S&P 500 Index	1,775.00 USD	4/18/19	31	3,100	388	360	28
S&P 500 Index	1,800.00 USD	4/18/19	104	10,400	1,300	1,173	127
S&P 500 Index	2,175.00 USD	4/18/19	2	200	35	2,176	(2,141)
S&P 500 Index	2,310.00 USD	4/18/19	1	100	28	503	(475)
S&P 500 Index	2,500.00 USD	4/18/19	2	200	155	2,685	(2,530)
S&P 500 Index	2,510.00 USD	4/18/19	4	400	320	586	(266)
S&P 500 Index	2,625.00 USD	4/18/19	1	100	213	2,803	(2,590)
S&P 500 Index	2,710.00 USD	4/18/19	2	200	1,110	1,383	(273)
S&P 500 Index	1,700.00 USD	4/22/19	79	7,900	987	973	14
S&P 500 Index	1,700.00 USD	4/24/19	48	4,800	720	556	164
S&P 500 Index	1,600.00 USD	4/26/19	69	6,900	862	897	(35)
S&P 500 Index	1,650.00 USD	4/26/19	92	9,200	1,380	1,066	314
S&P 500 Index	1,700.00 USD	4/26/19	2	200	30	23	7
S&P 500 Index	2,310.00 USD	4/26/19	1	100	53	553	(500)
S&P 500 Index	1,600.00 USD	4/30/19	93	9,300	1,162	1,050	112
S&P 500 Index	2,175.00 USD	4/30/19	2	200	75	2,580	(2,505)
S&P 500 Index	2,350.00 USD	4/30/19	2	200	155	5,597	(5,442)
S&P 500 Index	2,500.00 USD	4/30/19	2	200	365	3,341	(2,976)
S&P 500 Index	2,550.00 USD	4/30/19	1	100	260	6,599	(6,339)
S&P 500 Index	2,625.00 USD	4/30/19	1	100	485	3,281	(2,796)
S&P 500 Index	2,310.00 USD	5/3/19	1	100	83	653	(570)
S&P 500 Index	2,500.00 USD	5/3/19	2	200	470	3,805	(3,335)
S&P 500 Index	2,625.00 USD	5/3/19	1	100	615	3,503	(2,888)
S&P 500 Index	281.00 USD	5/8/19	11	1,100	4,220	3,680	540
S&P 500 Index	2,305.00 USD	5/10/19	1	100	74	803	(729)
S&P 500 Index	2,500.00 USD	5/10/19	2	200	632	4,206	(3,574)
S&P 500 Index	2,305.00 USD	5/17/19	1	100	160	900	(740)
S&P 500 Index	2,350.00 USD	5/17/19	2	200	390	6,274	(5,884)
S&P 500 Index	2,550.00 USD	5/17/19	1	100	615	7,054	(6,439)
S&P 500 Index	2,625.00 USD	5/17/19	1	100	1,040	4,080	(3,040)
S&P 500 Index	2,760.00 USD	5/17/19	1	100	2,855	2,553	302
S&P 500 Index	2,350.00 USD	5/24/19	2	200	530	1,761	(1,231)
S&P 500 Index	2,550.00 USD	5/24/19	1	100	810	2,278	(1,468)
S&P 500 Index	2,560.00 USD	5/24/19	2	200	1,730	1,735	(5)
S&P 500 Index	2,675.00 USD	5/24/19	1	100	1,840	4,201	(2,361)
S&P 500 Index	2,760.00 USD	5/24/19	1	100	3,290	2,920	370
S&P 500 Index	2,300.00 USD	5/31/19	2	200	510	2,845	(2,335)
S&P 500 Index	2,625.00 USD	5/31/19	1	100	1,525	5,962	(4,437)
S&P 500 Index	2,400.00 USD	6/4/19	2	200	897	2,203	(1,306)
S&P 500 Index	2,600.00 USD	6/4/19	1	100	1,498	2,852	(1,354)
S&P 500 Index	2,725.00 USD	6/4/19	1	100	3,063	5,002	(1,939)
S&P 500 Index	2,400.00 USD	6/7/19	2	200	1,002	2,405	(1,403)
S&P 500 Index	2,600.00 USD	6/7/19	1	100	1,601	2,952	(1,351)
S&P 500 Index	2,725.00 USD	6/7/19	1	100	3,212	5,203	(1,991)
S&P 500 Index	2,400.00 USD	6/11/19	2	200	1,142	2,605	(1,463)
S&P 500 Index	2,600.00 USD	6/11/19	1	100	1,729	3,053	(1,324)
S&P 500 Index	2,725.00 USD	6/11/19	1	100	3,386	5,402	(2,016)
S&P 500 Index	2,400.00 USD	6/14/19	2	200	1,259	2,805	(1,546)
S&P 500 Index	2,600.00 USD	6/14/19	1	100	1,838	3,203	(1,365)
S&P 500 Index	2,725.00 USD	6/14/19	1	100	3,539	5,602	(2,063)
S&P 500 Index	2,420.00 USD	6/17/19	2	200	1,544	3,665	(2,121)
S&P 500 Index	2,600.00 USD	6/17/19	1	100	1,939	3,822	(1,883)
S&P 500 Index	2,725.00 USD	6/17/19	1	100	3,677	6,583	(2,906)
S&P 500 Index	2,420.00 USD	6/19/19	2	200	1,626	3,807	(2,181)
S&P 500 Index	2,600.00 USD	6/19/19	1	100	2,003	3,903	(1,900)
S&P 500 Index	2,725.00 USD	6/19/19	1	100	3,760	6,683	(2,923)
S&P 500 Index	2,300.00 USD	6/21/19	2	200	910	3,625	(2,715)

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	181

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,450.00 USD	6/21/19	2	$200	$1,850	$2,495	$(645)
S&P 500 Index	2,500.00 USD	6/21/19	1	100	1,195	4,063	(2,868)
S&P 500 Index	2,625.00 USD	6/21/19	1	100	2,295	6,773	(4,478)
S&P 500 Index	2,650.00 USD	6/21/19	1	100	2,615	3,229	(614)
S&P 500 Index	2,775.00 USD	6/21/19	1	100	5,060	6,034	(974)
S&P 500 Index	2,450.00 USD	6/24/19	2	200	2,139	2,605	(466)
S&P 500 Index	2,650.00 USD	6/24/19	1	100	2,749	3,353	(604)
S&P 500 Index	2,775.00 USD	6/24/19	1	100	5,129	6,152	(1,023)
S&P 500 Index	2,450.00 USD	6/26/19	2	200	2,229	2,707	(478)
S&P 500 Index	2,650.00 USD	6/26/19	1	100	2,822	3,422	(600)
S&P 500 Index	2,775.00 USD	6/26/19	1	100	5,218	6,252	(1,034)
S&P 500 Index	2,420.00 USD	6/28/19	2	200	1,890	4,021	(2,131)
S&P 500 Index	2,600.00 USD	6/28/19	1	100	2,275	4,136	(1,861)
S&P 500 Index	2,725.00 USD	6/28/19	1	100	4,230	6,921	(2,691)

Total put options					$155,206	$328,567	$(173,361)

Total options purchased contracts					$382,697	$509,497	$(126,800)

Options written contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	20.00 USD	4/3/19	(47)	$(4,700)	$(211)	$(2,181)	$1,970
CBOE SPX Volatility Index	21.00 USD	4/3/19	(23)	(2,300)	(230)	(929)	699
CBOE SPX Volatility Index	20.00 USD	4/17/19	(63)	(6,300)	(2,520)	(3,658)	1,138
CBOE SPX Volatility Index	21.00 USD	4/17/19	(108)	(10,800)	(3,510)	(5,860)	2,350
CBOE SPX Volatility Index	22.00 USD	4/17/19	(76)	(7,600)	(2,090)	(4,383)	2,293
CBOE SPX Volatility Index	23.00 USD	4/17/19	(117)	(11,700)	(2,925)	(5,805)	2,880
CBOE SPX Volatility Index	24.00 USD	4/17/19	(163)	(16,300)	(3,668)	(8,950)	5,282
CBOE SPX Volatility Index	25.00 USD	4/17/19	(241)	(24,100)	(4,218)	(14,728)	10,510
CBOE SPX Volatility Index	26.00 USD	4/17/19	(274)	(27,400)	(4,795)	(16,734)	11,939
CBOE SPX Volatility Index	35.00 USD	4/17/19	(329)	(32,900)	(2,468)	(23,734)	21,266
CBOE SPX Volatility Index	37.50 USD	4/17/19	(95)	(9,500)	(713)	(7,453)	6,740
CBOE SPX Volatility Index	20.00 USD	4/24/19	(65)	(6,500)	(4,875)	(3,611)	(1,264)
CBOE SPX Volatility Index	21.00 USD	4/24/19	(116)	(11,600)	(6,090)	(5,552)	(538)
CBOE SPX Volatility Index	23.00 USD	4/24/19	(24)	(2,400)	(960)	(1,258)	298
CBOE SPX Volatility Index	24.00 USD	4/24/19	(24)	(2,400)	(840)	(1,354)	514
CBOE SPX Volatility Index	25.00 USD	4/24/19	(24)	(2,400)	(780)	(1,186)	406
CBOE SPX Volatility Index	21.00 USD	5/1/19	(16)	(1,600)	(1,048)	(714)	(334)
CBOE SPX Volatility Index	22.00 USD	5/1/19	(16)	(1,600)	(840)	(887)	47
CBOE SPX Volatility Index	22.00 USD	5/22/19	(17)	(1,700)	(1,275)	(1,384)	109
CBOE SPX Volatility Index	24.00 USD	5/22/19	(64)	(6,400)	(3,840)	(3,504)	(336)
CBOE SPX Volatility Index	25.00 USD	5/22/19	(328)	(32,800)	(17,220)	(17,225)	5
CBOE SPX Volatility Index	26.00 USD	5/22/19	(147)	(14,700)	(6,983)	(8,564)	1,581
CBOE SPX Volatility Index	27.00 USD	5/22/19	(142)	(14,200)	(6,035)	(7,797)	1,762
CBOE SPX Volatility Index	28.00 USD	5/22/19	(24)	(2,400)	(960)	(1,426)	466
CBOE SPX Volatility Index	30.00 USD	5/22/19	(71)	(7,100)	(2,308)	(3,533)	1,225
CBOE SPX Volatility Index	26.00 USD	6/19/19	(16)	(1,600)	(1,000)	(983)	(17)
CBOE SPX Volatility Index	27.00 USD	6/19/19	(16)	(1,600)	(920)	(1,015)	95
E-mini S&P 500 Index	279.00 USD	4/1/19	(29)	(2,900)	(12,701)	(7,436)	(5,265)
E-mini S&P 500 Index	281.00 USD	4/3/19	(58)	(5,800)	(18,386)	(13,103)	(5,283)
E-mini S&P 500 Index	282.00 USD	4/5/19	(20)	(2,000)	(5,580)	(3,788)	(1,792)
E-mini S&P 500 Index	283.00 USD	4/5/19	(21)	(2,100)	(4,463)	(3,894)	(569)
E-mini S&P 500 Index	293.00 USD	4/8/19	(7)	(700)	(19)	(338)	319
E-mini S&P 500 Index	293.00 USD	4/10/19	(7)	(700)	(24)	(163)	139
E-mini S&P 500 Index	292.00 USD	4/12/19	(7)	(700)	(87)	(212)	125
E-mini S&P 500 Index	291.00 USD	4/15/19	(13)	(1,300)	(383)	(395)	12

182	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	293.00 USD	4/15/19	(7)	$(700)	$(99)	$(199)	$100
E-mini S&P 500 Index	290.00 USD	4/17/19	(2)	(200)	(101)	(67)	(34)
E-mini S&P 500 Index	293.00 USD	4/17/19	(7)	(700)	(108)	(247)	139
E-mini S&P 500 Index	296.00 USD	4/17/19	(22)	(2,200)	(99)	(405)	306
E-mini S&P 500 Index	292.00 USD	4/18/19	(30)	(3,000)	(825)	(1,242)	417
E-mini S&P 500 Index	290.00 USD	4/22/19	(13)	(1,300)	(1,085)	(304)	(781)
E-mini S&P 500 Index	293.00 USD	4/22/19	(13)	(1,300)	(467)	(343)	(124)
E-mini S&P 500 Index	291.00 USD	4/24/19	(13)	(1,300)	(754)	(512)	(242)
E-mini S&P 500 Index	293.00 USD	4/24/19	(13)	(1,300)	(384)	(474)	90
E-mini S&P 500 Index	287.00 USD	4/26/19	(13)	(1,300)	(2,633)	(591)	(2,042)
E-mini S&P 500 Index	294.00 USD	4/26/19	(13)	(1,300)	(364)	(538)	174
E-mini S&P 500 Index	295.00 USD	4/26/19	(29)	(2,900)	(580)	(1,549)	969
E-mini S&P 500 Index	291.00 USD	4/29/19	(10)	(1,000)	(1,017)	(345)	(672)
E-mini S&P 500 Index	294.00 USD	4/29/19	(20)	(2,000)	(1,011)	(875)	(136)
E-mini S&P 500 Index	294.00 USD	5/1/19	(20)	(2,000)	(1,154)	(795)	(359)
E-mini S&P 500 Index	295.00 USD	5/1/19	(13)	(1,300)	(595)	(474)	(121)
E-mini S&P 500 Index	293.00 USD	5/3/19	(7)	(700)	(455)	(353)	(102)
E-mini S&P 500 Index	295.00 USD	5/3/19	(13)	(1,300)	(481)	(590)	109
E-mini S&P 500 Index	296.00 USD	5/3/19	(20)	(2,000)	(550)	(948)	398
E-mini S&P 500 Index	293.00 USD	5/6/19	(7)	(700)	(646)	(248)	(398)
E-mini S&P 500 Index	295.00 USD	5/6/19	(20)	(2,000)	(1,214)	(768)	(446)
E-mini S&P 500 Index	296.00 USD	5/6/19	(13)	(1,300)	(633)	(486)	(147)
E-mini S&P 500 Index	288.00 USD	5/8/19	(7)	(700)	(1,771)	(444)	(1,327)
E-mini S&P 500 Index	294.00 USD	5/8/19	(20)	(2,000)	(1,636)	(1,028)	(608)
E-mini S&P 500 Index	296.00 USD	5/8/19	(13)	(1,300)	(698)	(538)	(160)
E-mini S&P 500 Index	292.00 USD	5/10/19	(7)	(700)	(784)	(346)	(438)
E-mini S&P 500 Index	295.00 USD	5/10/19	(20)	(2,000)	(1,060)	(768)	(292)
E-mini S&P 500 Index	297.00 USD	5/10/19	(53)	(5,300)	(1,670)	(1,411)	(259)
E-mini S&P 500 Index	296.00 USD	5/13/19	(27)	(2,700)	(1,806)	(1,044)	(762)
E-mini S&P 500 Index	301.00 USD	5/13/19	(33)	(3,300)	(782)	(277)	(505)
E-mini S&P 500 Index	295.00 USD	5/15/19	(20)	(2,000)	(1,757)	(848)	(909)
E-mini S&P 500 Index	297.00 USD	5/15/19	(7)	(700)	(414)	(360)	(54)
E-mini S&P 500 Index	301.00 USD	5/15/19	(33)	(3,300)	(864)	(608)	(256)
E-mini S&P 500 Index	296.00 USD	5/17/19	(20)	(2,000)	(1,160)	(868)	(292)
E-mini S&P 500 Index	297.00 USD	5/17/19	(7)	(700)	(322)	(388)	66
E-mini S&P 500 Index	300.00 USD	5/17/19	(36)	(3,600)	(828)	(1,167)	339
E-mini S&P 500 Index	297.00 USD	5/20/19	(7)	(700)	(499)	(381)	(118)
E-mini S&P 500 Index	300.00 USD	5/20/19	(36)	(3,600)	(1,436)	(879)	(557)
E-mini S&P 500 Index	299.00 USD	5/22/19	(13)	(1,300)	(678)	(629)	(49)
E-mini S&P 500 Index	302.00 USD	5/22/19	(36)	(3,600)	(1,069)	(807)	(262)
E-mini S&P 500 Index	297.00 USD	5/24/19	(13)	(1,300)	(826)	(669)	(157)
E-mini S&P 500 Index	300.00 USD	5/24/19	(33)	(3,300)	(1,106)	(905)	(201)
E-mini S&P 500 Index	297.00 USD	5/28/19	(13)	(1,300)	(1,188)	(759)	(429)
E-mini S&P 500 Index	300.00 USD	5/28/19	(33)	(3,300)	(1,766)	(938)	(828)
E-mini S&P 500 Index	298.00 USD	5/29/19	(13)	(1,300)	(103)	(629)	526
E-mini S&P 500 Index	300.00 USD	5/29/19	(33)	(3,300)	(178)	(971)	793
E-mini S&P 500 Index	300.00 USD	6/10/19	(33)	(3,300)	(2,556)	(937)	(1,619)
E-mini S&P 500 Index	302.00 USD	6/12/19	(33)	(3,300)	(1,953)	(1,993)	40
E-mini S&P 500 Index	303.00 USD	6/14/19	(33)	(3,300)	(1,784)	(1,499)	(285)
E-mini S&P 500 Index	302.00 USD	6/17/19	(36)	(3,600)	(2,428)	(1,923)	(505)
E-mini S&P 500 Index	302.00 USD	6/19/19	(36)	(3,600)	(2,542)	(2,103)	(439)
E-mini S&P 500 Index	305.00 USD	6/21/19	(36)	(3,600)	(1,494)	(1,743)	249
E-mini S&P 500 Index	302.00 USD	6/24/19	(33)	(3,300)	(2,677)	(1,598)	(1,079)
E-mini S&P 500 Index	303.00 USD	6/26/19	(33)	(3,300)	(2,466)	(1,746)	(720)
E-mini S&P 500 Index	303.00 USD	6/28/19	(33)	(3,300)	(2,162)	(1,796)	(366)
iPATH S&P 500 VIX Short-Term	34.50 USD	4/1/19	(32)	(3,200)	(27)	(781)	754
iPATH S&P 500 VIX Short-Term	42.00 USD	4/1/19	(23)	(2,300)	—	(814)	814
iPATH S&P 500 VIX Short-Term	34.00 USD	4/2/19	(32)	(3,200)	(100)	(557)	457
iPATH S&P 500 VIX Short-Term	34.00 USD	4/3/19	(24)	(2,400)	(132)	(466)	334

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	183

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
iPATH S&P 500 VIX Short-Term	40.00 USD	4/3/19	(23)	$(2,300)	$(1)	$(1,205)	$1,204
iPATH S&P 500 VIX Short-Term	37.00 USD	4/5/19	(24)	(2,400)	(60)	(730)	670
iPATH S&P 500 VIX Short-Term	40.00 USD	4/8/19	(24)	(2,400)	(36)	(634)	598
iPATH S&P 500 VIX Short-Term	38.00 USD	4/10/19	(24)	(2,400)	(143)	(393)	250
iPATH S&P 500 VIX Short-Term	40.00 USD	4/10/19	(24)	(2,400)	(68)	(1,234)	1,166
iPATH S&P 500 VIX Short-Term	42.00 USD	4/11/19	(24)	(2,400)	(42)	(1,521)	1,479
iPATH S&P 500 VIX Short-Term	37.00 USD	4/12/19	(24)	(2,400)	(300)	(754)	454
iPATH S&P 500 VIX Short-Term	40.00 USD	4/15/19	(30)	(3,000)	(219)	(1,423)	1,204
iPATH S&P 500 VIX Short-Term	43.00 USD	4/18/19	(52)	(5,200)	(390)	(2,050)	1,660
iPATH S&P 500 VIX Short-Term	37.50 USD	4/24/19	(31)	(3,100)	(878)	(1,532)	654
iPATH S&P 500 VIX Short-Term	37.50 USD	4/25/19	(30)	(3,000)	(897)	(1,572)	675
iPATH S&P 500 VIX Short-Term	36.50 USD	4/26/19	(31)	(3,100)	(1,163)	(1,532)	369
iPATH S&P 500 VIX Short-Term	39.00 USD	4/29/19	(15)	(1,500)	(424)	(457)	33
iPATH S&P 500 VIX Short-Term	37.50 USD	5/1/19	(36)	(3,600)	(1,495)	(1,491)	(4)
iPATH S&P 500 VIX Short-Term	39.00 USD	5/17/19	(48)	(4,800)	(2,760)	(2,660)	(100)
iPATH S&P 500 VIX Short-Term	41.00 USD	5/17/19	(48)	(4,800)	(2,160)	(2,852)	692
iPATH S&P 500 VIX Short-Term	43.00 USD	5/17/19	(48)	(4,800)	(1,680)	(3,116)	1,436
iPATH S&P 500 VIX Short-Term	47.00 USD	5/20/19	(24)	(2,400)	(572)	(1,449)	877
iPATH S&P 500 VIX Short-Term	44.00 USD	5/22/19	(24)	(2,400)	(885)	(1,330)	445
Nasdaq 100 Stock Index	7,825.00 USD	5/3/19	(2)	(200)	(1,650)	(1,335)	(315)
Nasdaq 100 Stock Index	7,900.00 USD	5/17/19	(4)	(400)	(3,860)	(9,755)	5,895
Nasdaq 100 Stock Index	7,925.00 USD	5/17/19	(3)	(300)	(2,385)	(7,732)	5,347
Nasdaq 100 Stock Index	8,050.00 USD	6/21/19	(1)	(100)	(1,720)	(1,526)	(194)
Russell 2000 Index	1,630.00 USD	4/18/19	(3)	(300)	(202)	(1,250)	1,048
Russell 2000 Index	1,670.00 USD	4/18/19	(3)	(300)	(67)	(1,608)	1,541
Russell 2000 Index	1,680.00 USD	4/30/19	(3)	(300)	(112)	(1,717)	1,605
S&P 500 Index	2,925.00 USD	4/12/19	(7)	(700)	(648)	(2,782)	2,134
S&P 500 Index	2,950.00 USD	4/12/19	(3)	(300)	(90)	(952)	862
S&P 500 Index	2,965.00 USD	4/17/19	(3)	(300)	(255)	(892)	637
S&P 500 Index	2,830.00 USD	4/18/19	(3)	(300)	(9,975)	(2,711)	(7,264)
S&P 500 Index	2,935.00 USD	4/18/19	(4)	(400)	(540)	(1,582)	1,042
S&P 500 Index	2,940.00 USD	4/18/19	(4)	(400)	(440)	(1,286)	846
S&P 500 Index	2,965.00 USD	4/18/19	(3)	(300)	(127)	(532)	405
S&P 500 Index	301.00 USD	4/26/19	(9)	(900)	(22)	(102)	80
S&P 500 Index	299.00 USD	4/29/19	(9)	(900)	(133)	(129)	(4)
S&P 500 Index	2,860.00 USD	4/30/19	(3)	(300)	(7,965)	(2,608)	(5,357)
S&P 500 Index	2,920.00 USD	4/30/19	(3)	(300)	(1,875)	(2,422)	547
S&P 500 Index	2,940.00 USD	4/30/19	(3)	(300)	(1,020)	(1,732)	712
S&P 500 Index	2,950.00 USD	4/30/19	(3)	(300)	(743)	(1,433)	690
S&P 500 Index	2,970.00 USD	4/30/19	(4)	(400)	(530)	(1,158)	628
S&P 500 Index	300.00 USD	5/1/19	(12)	(1,200)	(165)	(221)	56
S&P 500 Index	299.00 USD	5/3/19	(33)	(3,300)	(679)	(410)	(269)
S&P 500 Index	298.00 USD	5/6/19	(33)	(3,300)	(1,030)	(409)	(621)
S&P 500 Index	292.00 USD	5/8/19	(11)	(1,100)	(1,341)	(225)	(1,116)
S&P 500 Index	3,000.00 USD	5/15/19	(3)	(300)	(978)	(1,243)	265
S&P 500 Index	2,990.00 USD	5/17/19	(3)	(300)	(825)	(1,552)	727
S&P 500 Index	303.00 USD	5/28/19	(9)	(900)	(286)	(310)	24
S&P 500 Index	301.00 USD	5/29/19	(9)	(900)	(418)	(328)	(90)
S&P 500 Index	302.00 USD	5/31/19	(12)	(1,200)	(360)	(473)	113
S&P 500 Index	2,975.00 USD	5/31/19	(3)	(300)	(2,085)	(2,398)	313
S&P 500 Index	301.00 USD	6/3/19	(33)	(3,300)	(1,792)	(937)	(855)
S&P 500 Index	300.00 USD	6/5/19	(33)	(3,300)	(2,245)	(871)	(1,374)
S&P 500 Index	295.00 USD	6/7/19	(33)	(3,300)	(5,325)	(1,400)	(3,925)

Total call options					$(251,003)	$(315,664)	$64,661

Put options:
E-mini S&P 500 Index	279.00 USD	4/1/19	(29)	$(2,900)	$(533)	$(5,986)	$5,453
E-mini S&P 500 Index	281.00 USD	4/3/19	(58)	(5,800)	(3,277)	(11,015)	7,738
E-mini S&P 500 Index	276.00 USD	4/5/19	(5)	(500)	(107)	(286)	179

184	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	282.00 USD	4/5/19	(12)	$(1,200)	$(1,404)	$(2,693)	$1,289
E-mini S&P 500 Index	283.00 USD	4/5/19	(29)	(2,900)	(4,365)	(4,663)	298
E-mini S&P 500 Index	276.00 USD	4/12/19	(4)	(400)	(284)	(378)	94
E-mini S&P 500 Index	260.00 USD	4/18/19	(25)	(2,500)	(387)	(1,060)	673
S&P 500 Index	2,525.00 USD	4/5/19	(3)	(300)	(45)	(1,927)	1,882
S&P 500 Index	2,495.00 USD	4/12/19	(4)	(400)	(140)	(2,050)	1,910
S&P 500 Index	2,510.00 USD	4/12/19	(4)	(400)	(160)	(1,550)	1,390
S&P 500 Index	2,515.00 USD	4/12/19	(4)	(400)	(160)	(2,230)	2,070
S&P 500 Index	2,520.00 USD	4/12/19	(7)	(700)	(280)	(5,102)	4,822
S&P 500 Index	2,525.00 USD	4/12/19	(6)	(600)	(255)	(8,249)	7,994
S&P 500 Index	2,530.00 USD	4/12/19	(4)	(400)	(180)	(2,510)	2,330
S&P 500 Index	2,540.00 USD	4/12/19	(3)	(300)	(135)	(2,182)	2,047
S&P 500 Index	2,550.00 USD	4/12/19	(4)	(400)	(200)	(1,490)	1,290
S&P 500 Index	2,560.00 USD	4/12/19	(3)	(300)	(165)	(2,017)	1,852
S&P 500 Index	2,575.00 USD	4/12/19	(4)	(400)	(240)	(1,534)	1,294
S&P 500 Index	2,300.00 USD	4/18/19	(3)	(300)	(82)	(1,462)	1,380
S&P 500 Index	2,350.00 USD	4/18/19	(1)	(100)	(32)	(432)	400
S&P 500 Index	2,410.00 USD	4/18/19	(6)	(600)	(284)	(3,426)	3,142
S&P 500 Index	2,420.00 USD	4/18/19	(3)	(300)	(142)	(1,345)	1,203
S&P 500 Index	2,440.00 USD	4/18/19	(4)	(400)	(210)	(2,434)	2,224
S&P 500 Index	2,450.00 USD	4/18/19	(9)	(900)	(518)	(14,698)	14,180
S&P 500 Index	2,455.00 USD	4/18/19	(4)	(400)	(230)	(2,870)	2,640
S&P 500 Index	2,485.00 USD	4/18/19	(3)	(300)	(210)	(1,864)	1,654
S&P 500 Index	2,490.00 USD	4/18/19	(4)	(400)	(290)	(2,370)	2,080
S&P 500 Index	2,495.00 USD	4/18/19	(3)	(300)	(217)	(1,612)	1,395
S&P 500 Index	2,505.00 USD	4/18/19	(4)	(400)	(310)	(1,910)	1,600
S&P 500 Index	2,515.00 USD	4/18/19	(8)	(800)	(660)	(6,075)	5,415
S&P 500 Index	2,525.00 USD	4/18/19	(7)	(700)	(627)	(7,424)	6,797
S&P 500 Index	2,545.00 USD	4/18/19	(8)	(800)	(800)	(3,279)	2,479
S&P 500 Index	2,550.00 USD	4/18/19	(5)	(500)	(512)	(3,801)	3,289
S&P 500 Index	2,570.00 USD	4/18/19	(12)	(1,200)	(1,440)	(4,647)	3,207
S&P 500 Index	2,585.00 USD	4/18/19	(3)	(300)	(412)	(1,642)	1,230
S&P 500 Index	2,610.00 USD	4/18/19	(6)	(600)	(1,020)	(1,673)	653
S&P 500 Index	2,635.00 USD	4/18/19	(5)	(500)	(1,088)	(2,037)	949
S&P 500 Index	2,645.00 USD	4/18/19	(5)	(500)	(1,225)	(2,212)	987
S&P 500 Index	2,650.00 USD	4/18/19	(7)	(700)	(1,820)	(3,012)	1,192
S&P 500 Index	2,410.00 USD	4/26/19	(1)	(100)	(85)	(987)	902
S&P 500 Index	2,500.00 USD	4/26/19	(2)	(200)	(295)	(1,253)	958
S&P 500 Index	2,525.00 USD	4/26/19	(3)	(300)	(525)	(5,542)	5,017
S&P 500 Index	2,540.00 USD	4/26/19	(11)	(1,100)	(2,145)	(6,065)	3,920
S&P 500 Index	2,565.00 USD	4/26/19	(12)	(1,200)	(2,820)	(6,283)	3,463
S&P 500 Index	2,580.00 USD	4/26/19	(3)	(300)	(803)	(2,258)	1,455
S&P 500 Index	2,585.00 USD	4/26/19	(4)	(400)	(1,110)	(1,922)	812
S&P 500 Index	2,625.00 USD	4/26/19	(7)	(700)	(2,800)	(3,716)	916
S&P 500 Index	2,630.00 USD	4/26/19	(5)	(500)	(2,075)	(2,637)	562
S&P 500 Index	2,635.00 USD	4/26/19	(5)	(500)	(2,200)	(2,937)	737
S&P 500 Index	2,100.00 USD	4/30/19	(2)	(200)	(65)	(8,658)	8,593
S&P 500 Index	2,275.00 USD	4/30/19	(6)	(600)	(345)	(3,116)	2,771
S&P 500 Index	2,300.00 USD	4/30/19	(8)	(800)	(500)	(10,163)	9,663
S&P 500 Index	2,310.00 USD	4/30/19	(5)	(500)	(325)	(2,540)	2,215
S&P 500 Index	2,360.00 USD	4/30/19	(9)	(900)	(743)	(6,262)	5,519
S&P 500 Index	2,370.00 USD	4/30/19	(6)	(600)	(510)	(3,200)	2,690
S&P 500 Index	2,390.00 USD	4/30/19	(3)	(300)	(285)	(2,035)	1,750
S&P 500 Index	2,425.00 USD	4/30/19	(3)	(300)	(345)	(1,882)	1,537
S&P 500 Index	2,430.00 USD	4/30/19	(9)	(900)	(1,058)	(5,842)	4,784
S&P 500 Index	2,435.00 USD	4/30/19	(3)	(300)	(367)	(1,642)	1,275
S&P 500 Index	2,440.00 USD	4/30/19	(3)	(300)	(375)	(2,321)	1,946
S&P 500 Index	2,450.00 USD	4/30/19	(9)	(900)	(1,193)	(16,762)	15,569
S&P 500 Index	2,525.00 USD	4/30/19	(3)	(300)	(653)	(5,609)	4,956

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	185

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,570.00 USD	4/30/19	(4)	$(400)	$(1,230)	$(1,950)	$720
S&P 500 Index	2,585.00 USD	4/30/19	(4)	(400)	(1,400)	(2,002)	602
S&P 500 Index	2,590.00 USD	4/30/19	(4)	(400)	(1,380)	(1,482)	102
S&P 500 Index	2,615.00 USD	4/30/19	(3)	(300)	(1,335)	(1,582)	247
S&P 500 Index	2,350.00 USD	5/3/19	(3)	(300)	(292)	(1,792)	1,500
S&P 500 Index	2,375.00 USD	5/3/19	(3)	(300)	(337)	(2,092)	1,755
S&P 500 Index	2,410.00 USD	5/3/19	(4)	(400)	(550)	(2,955)	2,405
S&P 500 Index	2,430.00 USD	5/3/19	(6)	(600)	(915)	(3,944)	3,029
S&P 500 Index	2,450.00 USD	5/3/19	(3)	(300)	(518)	(1,793)	1,275
S&P 500 Index	2,480.00 USD	5/3/19	(3)	(300)	(615)	(1,628)	1,013
S&P 500 Index	2,495.00 USD	5/3/19	(3)	(300)	(683)	(1,574)	891
S&P 500 Index	2,525.00 USD	5/3/19	(3)	(300)	(840)	(6,292)	5,452
S&P 500 Index	2,530.00 USD	5/3/19	(4)	(400)	(1,160)	(2,346)	1,186
S&P 500 Index	2,535.00 USD	5/3/19	(3)	(300)	(900)	(2,311)	1,411
S&P 500 Index	2,560.00 USD	5/3/19	(8)	(800)	(2,880)	(4,833)	1,953
S&P 500 Index	2,565.00 USD	5/3/19	(4)	(400)	(1,520)	(2,350)	830
S&P 500 Index	2,575.00 USD	5/3/19	(3)	(300)	(1,230)	(2,812)	1,582
S&P 500 Index	2,580.00 USD	5/3/19	(8)	(800)	(3,400)	(4,999)	1,599
S&P 500 Index	2,585.00 USD	5/3/19	(4)	(400)	(1,680)	(1,798)	118
S&P 500 Index	2,615.00 USD	5/3/19	(5)	(500)	(2,825)	(3,387)	562
S&P 500 Index	2,620.00 USD	5/3/19	(10)	(1,000)	(5,850)	(6,954)	1,104
S&P 500 Index	272.00 USD	5/8/19	(22)	(2,200)	(3,978)	(3,441)	(537)
S&P 500 Index	2,405.00 USD	5/10/19	(1)	(100)	(136)	(1,247)	1,111
S&P 500 Index	2,430.00 USD	5/10/19	(3)	(300)	(660)	(2,005)	1,345
S&P 500 Index	2,450.00 USD	5/10/19	(3)	(300)	(735)	(1,723)	988
S&P 500 Index	2,480.00 USD	5/10/19	(6)	(600)	(1,785)	(3,503)	1,718
S&P 500 Index	2,510.00 USD	5/10/19	(3)	(300)	(1,080)	(1,731)	651
S&P 500 Index	2,525.00 USD	5/10/19	(3)	(300)	(1,200)	(6,892)	5,692
S&P 500 Index	2,530.00 USD	5/10/19	(3)	(300)	(1,230)	(2,872)	1,642
S&P 500 Index	2,560.00 USD	5/10/19	(4)	(400)	(2,040)	(3,082)	1,042
S&P 500 Index	2,575.00 USD	5/10/19	(8)	(800)	(4,600)	(6,439)	1,839
S&P 500 Index	2,580.00 USD	5/10/19	(4)	(400)	(2,260)	(2,398)	138
S&P 500 Index	2,180.00 USD	5/17/19	(2)	(200)	(205)	(1,415)	1,210
S&P 500 Index	2,250.00 USD	5/17/19	(5)	(500)	(638)	(3,893)	3,255
S&P 500 Index	2,280.00 USD	5/17/19	(6)	(600)	(870)	(3,510)	2,640
S&P 500 Index	2,290.00 USD	5/17/19	(3)	(300)	(457)	(1,582)	1,125
S&P 500 Index	2,300.00 USD	5/17/19	(3)	(300)	(465)	(3,031)	2,566
S&P 500 Index	2,405.00 USD	5/17/19	(1)	(100)	(255)	(1,380)	1,125
S&P 500 Index	2,450.00 USD	5/17/19	(3)	(300)	(975)	(14,123)	13,148
S&P 500 Index	2,455.00 USD	5/17/19	(3)	(300)	(1,005)	(1,810)	805
S&P 500 Index	2,485.00 USD	5/17/19	(3)	(300)	(1,200)	(1,840)	640
S&P 500 Index	2,490.00 USD	5/17/19	(3)	(300)	(1,230)	(1,899)	669
S&P 500 Index	2,525.00 USD	5/17/19	(3)	(300)	(1,545)	(7,384)	5,839
S&P 500 Index	2,560.00 USD	5/17/19	(1)	(100)	(655)	(659)	4
S&P 500 Index	2,660.00 USD	5/17/19	(3)	(300)	(4,020)	(3,845)	(175)
S&P 500 Index	2,450.00 USD	5/24/19	(1)	(100)	(445)	(1,442)	997
S&P 500 Index	2,575.00 USD	5/24/19	(3)	(300)	(2,865)	(7,489)	4,624
S&P 500 Index	2,660.00 USD	5/24/19	(3)	(300)	(4,995)	(4,638)	(357)
S&P 500 Index	2,000.00 USD	5/31/19	(11)	(1,100)	(963)	(36,162)	35,199
S&P 500 Index	2,050.00 USD	5/31/19	(7)	(700)	(700)	(30,880)	30,180
S&P 500 Index	2,140.00 USD	5/31/19	(2)	(200)	(270)	(1,475)	1,205
S&P 500 Index	2,200.00 USD	5/31/19	(2)	(200)	(335)	(1,781)	1,446
S&P 500 Index	2,220.00 USD	5/31/19	(3)	(300)	(548)	(2,333)	1,785
S&P 500 Index	2,250.00 USD	5/31/19	(3)	(300)	(623)	(2,975)	2,352
S&P 500 Index	2,400.00 USD	5/31/19	(1)	(100)	(410)	(2,167)	1,757
S&P 500 Index	2,425.00 USD	5/31/19	(3)	(300)	(1,410)	(1,966)	556
S&P 500 Index	2,525.00 USD	5/31/19	(3)	(300)	(2,475)	(11,332)	8,857
S&P 500 Index	2,500.00 USD	6/4/19	(1)	(100)	(850)	(1,776)	926
S&P 500 Index	2,625.00 USD	6/4/19	(3)	(300)	(5,165)	(9,292)	4,127

186	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,500.00 USD	6/7/19	(1)	$(100)	$(925)	$(1,847)	$922
S&P 500 Index	2,625.00 USD	6/7/19	(3)	(300)	(5,500)	(9,892)	4,392
S&P 500 Index	2,500.00 USD	6/11/19	(1)	(100)	(1,022)	(1,948)	926
S&P 500 Index	2,625.00 USD	6/11/19	(3)	(300)	(5,911)	(10,192)	4,281
S&P 500 Index	2,500.00 USD	6/14/19	(1)	(100)	(1,103)	(2,047)	944
S&P 500 Index	2,625.00 USD	6/14/19	(3)	(300)	(6,262)	(10,492)	4,230
S&P 500 Index	2,500.00 USD	6/17/19	(1)	(100)	(1,182)	(2,418)	1,236
S&P 500 Index	2,625.00 USD	6/17/19	(3)	(300)	(6,588)	(12,712)	6,124
S&P 500 Index	2,500.00 USD	6/19/19	(1)	(100)	(1,232)	(2,498)	1,266
S&P 500 Index	2,625.00 USD	6/19/19	(3)	(300)	(6,791)	(12,925)	6,134
S&P 500 Index	2,400.00 USD	6/21/19	(1)	(100)	(725)	(2,687)	1,962
S&P 500 Index	2,525.00 USD	6/21/19	(3)	(300)	(4,080)	(13,462)	9,382
S&P 500 Index	2,550.00 USD	6/21/19	(1)	(100)	(1,550)	(1,976)	426
S&P 500 Index	2,675.00 USD	6/21/19	(3)	(300)	(8,955)	(10,936)	1,981
S&P 500 Index	2,550.00 USD	6/24/19	(1)	(100)	(1,716)	(2,097)	381
S&P 500 Index	2,675.00 USD	6/24/19	(3)	(300)	(9,314)	(11,092)	1,778
S&P 500 Index	2,550.00 USD	6/26/19	(1)	(100)	(1,774)	(2,148)	374
S&P 500 Index	2,675.00 USD	6/26/19	(3)	(300)	(9,547)	(11,392)	1,845
S&P 500 Index	2,500.00 USD	6/28/19	(1)	(100)	(1,390)	(2,753)	1,363
S&P 500 Index	2,625.00 USD	6/28/19	(3)	(300)	(7,725)	(13,723)	5,998
S&P 500 Index	1,850.00 USD	9/20/19	(4)	(400)	(1,290)	(14,686)	13,396
S&P 500 Index	1,900.00 USD	9/20/19	(11)	(1,100)	(4,290)	(47,173)	42,883

Total put options					$(221,758)	$(690,163)	$468,405

Total options written contracts					$(472,761)	$(1,005,827)	$533,066

(e) At March 31, 2019, the Fund pledged $231,690 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	187

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI PerformanceFee Structured US Fixed Income Fund

	Shares	Value

Exchange-Traded Funds—100.2%
iShares Core U.S. Aggregate Bond (a) (cost—$27,478,633)	251,956	$27,480,841

	Principal Amount (000s)

Repurchase Agreements—0.5%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $149,006; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $153,885 including accrued interest
(cost—$149,000)	$149	149,000

Total Options Purchased —0.0% (cost—$31,982) (b)(c)(d)		8,010

Value

Total Investments, before options written (cost—$27,659,615)—100.7%	$27,637,851

Total Options Written—(0.1)% (premiums received—$120,011) (b)(c)(d)	(41,125)

Total Investments, net of options written (cost—$27,539,604)—100.6%	27,596,726

Other liabilities in excess of other assets—(0.6)%	(154,252)

Net Assets—100.0%	$27,442,474

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2019:

Options purchased contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)

Call options:
S&P 500 Index	291.00 USD	4/29/19	1	$100	$102	$92	$10
S&P 500 Index	292.00 USD	4/26/19	1	100	54	94	(40)
S&P 500 Index	291.00 USD	5/1/19	1	100	113	122	(9)
S&P 500 Index	290.00 USD	5/3/19	2	200	279	207	72
S&P 500 Index	289.00 USD	5/6/19	2	200	405	194	211
S&P 500 Index	284.00 USD	5/8/19	2	200	905	295	610
S&P 500 Index	294.00 USD	5/28/19	1	100	152	167	(15)
S&P 500 Index	293.00 USD	5/29/19	1	100	182	138	44
S&P 500 Index	293.00 USD	5/31/19	1	100	167	111	56
S&P 500 Index	293.00 USD	6/3/19	2	200	402	257	145
S&P 500 Index	292.00 USD	6/5/19	2	200	482	229	253
S&P 500 Index	287.00 USD	6/7/19	2	200	930	343	587

Total call options					$4,173	$2,249	$1,924

Put options:
S&P 500 Index	1,700.00 USD	4/1/19	9	$900	$90	$169	$(79)
S&P 500 Index	1,700.00 USD	4/3/19	6	600	60	100	(40)
S&P 500 Index	1,550.00 USD	4/5/19	5	500	50	68	(18)
S&P 500 Index	1,600.00 USD	4/5/19	28	2,800	280	427	(147)
S&P 500 Index	1,650.00 USD	4/5/19	6	600	60	100	(40)
S&P 500 Index	1,700.00 USD	4/5/19	2	200	20	33	(13)
S&P 500 Index	1,500.00 USD	4/12/19	5	500	62	82	(20)
S&P 500 Index	1,700.00 USD	4/12/19	4	400	50	65	(15)
S&P 500 Index	1,725.00 USD	4/12/19	7	700	87	113	(26)
S&P 500 Index	1,775.00 USD	4/12/19	7	700	87	148	(61)
S&P 500 Index	1,850.00 USD	4/15/19	1	100	10	16	(6)
S&P 500 Index	2,350.00 USD	4/18/19	2	200	65	2,503	(2,438)
S&P 500 Index	2,410.00 USD	4/18/19	1	100	48	3,210	(3,162)
S&P 500 Index	1,700.00 USD	4/18/19	30	3,000	375	337	38
S&P 500 Index	1,800.00 USD	4/18/19	8	800	100	130	(30)
S&P 500 Index	1,850.00 USD	4/18/19	8	800	80	125	(45)
S&P 500 Index	1,900.00 USD	4/18/19	3	300	38	49	(11)
S&P 500 Index	2,175.00 USD	4/18/19	2	200	35	2,176	(2,141)
S&P 500 Index	1,700.00 USD	4/22/19	30	3,000	375	337	38
S&P 500 Index	1,800.00 USD	4/22/19	1	100	13	17	(4)
S&P 500 Index	1,700.00 USD	4/26/19	18	1,800	270	217	53
S&P 500 Index	1,750.00 USD	4/26/19	1	100	10	16	(6)

188	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,800.00 USD	4/26/19	14	1,400	210	232	(22)
S&P 500 Index	2,175.00 USD	4/30/19	2	200	75	2,580	(2,505)
S&P 500 Index	2,350.00 USD	4/30/19	2	200	155	5,597	(5,442)
S&P 500 Index	2,410.00 USD	4/30/19	1	100	105	3,618	(3,513)
S&P 500 Index	2,550.00 USD	4/30/19	1	100	260	6,599	(6,339)
S&P 500 Index	281.00 USD	5/8/19	2	200	767	669	98

Total put options					$3,837	$29,733	$(25,896)

Total options purchased contracts					$8,010	$31,982	$(23,972)

Options written contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	20.00 USD	4/3/19	(8)	$(800)	$(36)	$(371)	$335
CBOE SPX Volatility Index	21.00 USD	4/3/19	(4)	(400)	(40)	(162)	122
CBOE SPX Volatility Index	20.00 USD	4/10/19	(98)	(9,800)	(1,666)	(4,009)	2,343
CBOE SPX Volatility Index	21.00 USD	4/17/19	(58)	(5,800)	(1,885)	(2,662)	777
CBOE SPX Volatility Index	22.00 USD	4/17/19	(13)	(1,300)	(358)	(752)	394
CBOE SPX Volatility Index	23.00 USD	4/17/19	(60)	(6,000)	(1,500)	(2,905)	1,405
CBOE SPX Volatility Index	24.00 USD	4/17/19	(28)	(2,800)	(630)	(1,538)	908
CBOE SPX Volatility Index	25.00 USD	4/17/19	(40)	(4,000)	(700)	(2,371)	1,671
CBOE SPX Volatility Index	26.00 USD	4/17/19	(46)	(4,600)	(805)	(2,767)	1,962
CBOE SPX Volatility Index	35.00 USD	4/17/19	(32)	(3,200)	(240)	(2,189)	1,949
CBOE SPX Volatility Index	37.50 USD	4/17/19	(15)	(1,500)	(113)	(1,177)	1,064
CBOE SPX Volatility Index	21.00 USD	4/24/19	(44)	(4,400)	(2,310)	(1,822)	(488)
CBOE SPX Volatility Index	23.00 USD	4/24/19	(44)	(4,400)	(1,760)	(2,306)	546
CBOE SPX Volatility Index	25.00 USD	5/22/19	(8)	(800)	(420)	(483)	63
CBOE SPX Volatility Index	26.00 USD	5/22/19	(17)	(1,700)	(808)	(1,013)	205
CBOE SPX Volatility Index	27.00 USD	5/22/19	(20)	(2,000)	(850)	(1,108)	258
CBOE SPX Volatility Index	30.00 USD	5/22/19	(12)	(1,200)	(390)	(597)	207
iPATH S&P 500 VIX Short-Term	42.00 USD	4/1/19	(4)	(400)	—	(142)	142
iPATH S&P 500 VIX Short-Term	40.00 USD	4/3/19	(4)	(400)	—	(209)	209
iPATH S&P 500 VIX Short-Term	40.00 USD	4/10/19	(4)	(400)	(11)	(205)	194
iPATH S&P 500 VIX Short-Term	42.00 USD	4/11/19	(4)	(400)	(7)	(254)	247
iPATH S&P 500 VIX Short-Term	40.00 USD	4/15/19	(5)	(500)	(36)	(237)	201
iPATH S&P 500 VIX Short-Term	43.00 USD	4/18/19	(9)	(900)	(68)	(355)	287
Russell 2000 Index	1,670.00 USD	4/18/19	(1)	(100)	(23)	(537)	514
Russell 2000 Index	1,680.00 USD	4/30/19	(1)	(100)	(38)	(573)	535
S&P 500 Index	301.00 USD	4/26/19	(3)	(300)	(7)	(34)	27
S&P 500 Index	299.00 USD	4/29/19	(3)	(300)	(44)	(43)	(1)
S&P 500 Index	2,920.00 USD	4/30/19	(2)	(200)	(1,250)	(1,615)	365
S&P 500 Index	300.00 USD	5/1/19	(3)	(300)	(41)	(55)	14
S&P 500 Index	299.00 USD	5/3/19	(6)	(600)	(123)	(74)	(49)
S&P 500 Index	298.00 USD	5/6/19	(6)	(600)	(187)	(74)	(113)
S&P 500 Index	292.00 USD	5/8/19	(2)	(200)	(244)	(41)	(203)
S&P 500 Index	303.00 USD	5/28/19	(3)	(300)	(95)	(103)	8
S&P 500 Index	301.00 USD	5/29/19	(3)	(300)	(139)	(109)	(30)
S&P 500 Index	302.00 USD	5/31/19	(3)	(300)	(90)	(118)	28
S&P 500 Index	301.00 USD	6/3/19	(6)	(600)	(326)	(171)	(155)
S&P 500 Index	300.00 USD	6/5/19	(6)	(600)	(408)	(158)	(250)
S&P 500 Index	295.00 USD	6/7/19	(6)	(600)	(968)	(254)	(714)

Total call options					$(18,616)	$(33,593)	$14,977

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	189

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options:
S&P 500 Index	2,495.00 USD	4/12/19	(1)	$(100)	$(35)	$(512)	$477
S&P 500 Index	2,510.00 USD	4/12/19	(1)	(100)	(40)	(387)	347
S&P 500 Index	2,515.00 USD	4/12/19	(1)	(100)	(40)	(557)	517
S&P 500 Index	2,520.00 USD	4/12/19	(2)	(200)	(80)	(1,440)	1,360
S&P 500 Index	2,525.00 USD	4/12/19	(1)	(100)	(42)	(742)	700
S&P 500 Index	2,530.00 USD	4/12/19	(1)	(100)	(45)	(628)	583
S&P 500 Index	2,540.00 USD	4/12/19	(1)	(100)	(45)	(728)	683
S&P 500 Index	2,560.00 USD	4/12/19	(1)	(100)	(55)	(673)	618
S&P 500 Index	2,300.00 USD	4/18/19	(3)	(300)	(82)	(4,558)	4,476
S&P 500 Index	2,440.00 USD	4/18/19	(1)	(100)	(52)	(608)	556
S&P 500 Index	2,450.00 USD	4/18/19	(4)	(400)	(230)	(12,025)	11,795
S&P 500 Index	2,455.00 USD	4/18/19	(1)	(100)	(57)	(717)	660
S&P 500 Index	2,490.00 USD	4/18/19	(1)	(100)	(72)	(592)	520
S&P 500 Index	2,495.00 USD	4/18/19	(1)	(100)	(72)	(537)	465
S&P 500 Index	2,505.00 USD	4/18/19	(1)	(100)	(77)	(477)	400
S&P 500 Index	2,515.00 USD	4/18/19	(2)	(200)	(165)	(1,519)	1,354
S&P 500 Index	2,525.00 USD	4/18/19	(1)	(100)	(87)	(717)	630
S&P 500 Index	2,500.00 USD	4/26/19	(1)	(100)	(148)	(627)	479
S&P 500 Index	2,625.00 USD	4/26/19	(1)	(100)	(400)	(495)	95
S&P 500 Index	2,275.00 USD	4/30/19	(1)	(100)	(57)	(519)	462
S&P 500 Index	2,300.00 USD	4/30/19	(3)	(300)	(188)	(6,714)	6,526
S&P 500 Index	2,370.00 USD	4/30/19	(1)	(100)	(85)	(579)	494
S&P 500 Index	2,430.00 USD	4/30/19	(1)	(100)	(118)	(696)	578
S&P 500 Index	2,435.00 USD	4/30/19	(1)	(100)	(123)	(548)	425
S&P 500 Index	2,450.00 USD	4/30/19	(3)	(300)	(398)	(12,880)	12,482
S&P 500 Index	2,615.00 USD	4/30/19	(1)	(100)	(445)	(527)	82
S&P 500 Index	2,350.00 USD	5/3/19	(1)	(100)	(98)	(598)	500
S&P 500 Index	272.00 USD	5/8/19	(4)	(400)	(723)	(625)	(98)
S&P 500 Index	2,180.00 USD	5/17/19	(1)	(100)	(103)	(708)	605
S&P 500 Index	2,050.00 USD	5/31/19	(1)	(100)	(100)	(4,412)	4,312
S&P 500 Index	2,140.00 USD	5/31/19	(1)	(100)	(135)	(738)	603
S&P 500 Index	244.00 USD	6/21/19	(8)	(800)	(696)	(1,230)	534
S&P 500 Index	245.00 USD	6/21/19	(8)	(800)	(728)	(1,310)	582
S&P 500 Index	247.00 USD	6/21/19	(8)	(800)	(808)	(1,075)	267
S&P 500 Index	250.00 USD	6/21/19	(8)	(800)	(944)	(1,059)	115
S&P 500 Index	251.00 USD	6/21/19	(8)	(800)	(992)	(1,083)	91
S&P 500 Index	252.00 USD	6/21/19	(8)	(800)	(1,044)	(1,123)	79
S&P 500 Index	245.00 USD	6/28/19	(8)	(800)	(844)	(1,198)	354
S&P 500 Index	250.00 USD	6/28/19	(8)	(800)	(1,076)	(1,110)	34
S&P 500 Index	235.00 USD	9/20/19	(10)	(1,000)	(2,010)	(2,204)	194
S&P 500 Index	239.00 USD	9/20/19	(9)	(900)	(2,084)	(1,933)	(151)
S&P 500 Index	1,900.00 USD	9/20/19	(2)	(200)	(780)	(8,577)	7,797
S&P 500 Index	233.00 USD	9/30/19	(10)	(1,000)	(2,020)	(2,258)	238
S&P 500 Index	225.00 USD	12/20/19	(5)	(500)	(1,280)	(1,357)	77
S&P 500 Index	230.00 USD	12/20/19	(5)	(500)	(1,483)	(1,374)	(109)
S&P 500 Index	225.00 USD	12/31/19	(5)	(500)	(1,323)	(1,444)	121

Total put options					$(22,509)	$(86,418)	$63,909

Total options written contracts					$(41,125)	$(120,011)	$78,886

(e) At March 31, 2019, the Fund pledged $80,330 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

190	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Preferred Securities and Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—82.3%

Banks—47.1%
Bank of America Corp., 3 mo. LIBOR + 3.898%, Ser. AA (c)(d),
6.10%, 3/17/25	$365	$386,727
Bank of New York Mellon Corp., Ser. E, (converts to FRN on 6/20/20) (c)(d),
4.95%, 6/20/20	485	490,258
Barclays PLC, (converts to FRN on 6/15/24) (c)(d),
8.00%, 6/15/24	585	599,727
Citigroup, Inc., Ser. P, (converts to FRN on 5/15/25) (c)(d),
5.95%, 5/15/25	620	632,986
Citizens Financial Group, Inc., Ser. B, (converts to FRN on 7/6/23) (c)(d),
6.00%, 7/6/23	380	378,014
Fifth Third Bancorp, (converts to FRN on 6/30/23) (c)(d),
5.10%, 6/30/23	220	210,975
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d),
3.586%, 2/1/27	698	647,395
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d),
5.70%, 4/15/23	355	346,333
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (d),
3.688%, 1/15/87	680	578,850
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (c)(d),
5.00%, 9/15/26	685	670,639
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(d),
7.50%, 9/27/25	200	203,129
NTC Capital II, 3 mo. LIBOR + 0.590%, Ser. B (d),
3.377%, 4/15/27	380	352,450
SunTrust Capital I, 3 mo. LIBOR + 0.670%, Ser. A (d),
3.35%, 5/15/27	330	308,550
U.S. Bancorp, Ser. J, (converts to FRN on 4/15/27) (c)(d),
5.30%, 4/15/27	640	652,140
Wells Fargo & Co., Ser. S, (converts to FRN on 6/15/24) (c)(d),
5.90%, 6/15/24	450	463,500

		6,921,673

Diversified Financial Services—5.5%
American Express Co., Ser. C, (converts to FRN on 3/15/20) (c)(d),
4.90%, 3/15/20	260	258,863
Capital One Financial Corp., Ser. E, (converts to FRN on 6/1/20) (c)(d),
5.55%, 6/1/20	220	223,345
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (c)(d),
5.50%, 10/30/27	340	323,501

		805,709

Electric Utilities—4.9%
Emera, Inc., Ser. 16-A, (converts to FRN on 6/15/26) (d),
6.75%, 6/15/76	290	310,300
NextEra Energy Capital Holdings, Inc., (converts to FRN on 12/1/27) (d),
4.80%, 12/1/77	460	412,131

		722,431

Insurance—8.3%
Lincoln National Corp., 3 mo. LIBOR + 2.358% (d),
5.04%, 5/17/66	275	238,047
MetLife, Inc. (a)(b),
9.25%, 4/8/38	195	262,763

	Principal Amount (000s)	Value
Progressive Corp., Ser. B, (converts to FRN on 3/15/23) (c)(d),
5.375%, 3/15/23	$225	$223,875
Prudential Financial, Inc., (converts to FRN on 9/15/28) (d),
5.70%, 9/15/48	265	264,857
Voya Financial, Inc., (converts to FRN on 1/23/28) (d),
4.70%, 1/23/48	260	224,439

		1,213,981

Media—1.7%
NBCUniversal Enterprise, Inc. (a)(b)(c),
5.25%, 3/19/21	240	244,800

Mining—3.1%
BHP Billiton Finance USA Ltd., (converts to FRN on 10/20/25) (a)(b)(d),
6.75%, 10/19/75	415	459,469

Miscellaneous Manufacturing—5.4%
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (c)(d),
5.00%, 1/21/21	855	798,891

Pipelines—5.4%
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (c)(d),
6.125%, 11/15/22	625	586,860
Transcanada Trust, Ser. 16-A, (converts to FRN on 8/15/26) (d),
5.875%, 8/15/76	210	213,150

		800,010

Transportation—0.9%
BNSF Funding Trust I, (converts to FRN on 1/15/26) (d),
6.613%, 12/15/55	125	135,625

Total Corporate Bonds & Notes (cost—$12,014,904)		12,102,589

	Shares

Preferred Stock—9.5%

Banks—3.8%
Bank of America Corp., Ser. HH	7,084	183,617
Citizens Financial Group, Inc., Ser. D (c)(d)	7,095	186,244
Wells Fargo & Co., Ser. Q (c)(d)	7,028	183,079

		552,940

Equity Real Estate Investment Trusts (REITs)—2.1%
Public Storage, Ser. W	12,746	312,914

Insurance—3.6%
Allstate Corp. (d)	5,530	141,126
Arch Capital Group Ltd., Ser. F	15,938	386,337

		527,463

Total Preferred Stock (cost—$1,318,512)		1,393,317

	Shares	Value

Convertible Preferred Stock (c)(d)—6.4%

Banks—6.4%
Regions Financial Corp., Ser. B, (converts to FRN on 9/15/24),
6.375%, 9/15/24	9,767	$261,365
State Street Corp., Ser. G, (converts to FRN on 3/15/26),
5.35%, 3/15/26	10,215	260,278
Synovus Financial Corp., Ser. D, (converts to FRN on 6/21/23),
6.30%, 6/21/23	16,419	425,581

Total Convertible Preferred Stock (cost—$940,274)		947,224

	Principal Amount (000s)

Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $125,005; collateralized by U.S. Treasury Notes, 1.875%, due 7/31/22, valued at $129,065 including accrued interest
(cost—$125,000)	$125	125,000

Total Investments (cost—$14,398,690)—99.0%		14,568,130

Other assets less liabilities (e)—1.0%		143,766

Net Assets—100.0%		$14,711,896

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $967,032, representing 6.6% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $967,032, representing 6.6% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	191

Schedule of Investments

March 31, 2019 (Unaudited)

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Credit default swaps agreements outstanding at March 31, 2019:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Received	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.NA.HY.32 Index	$440	3.50%	6/20/24	(5.00)%	Quarterly	$(29,856)	$(29,227)	$(629)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f) At March 31, 2019, the Fund pledged $19,681 in cash as collateral for swap contracts.

Glossary:

CDX—Credit Derivatives Index

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

192	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—79.3%

Advertising—1.5%
Lamar Media Corp.,
5.00%, 5/1/23	$14,803	$15,080,556
Outfront Media Capital LLC,
5.25%, 2/15/22	2,500	2,534,375

		17,614,931

Auto Components—0.4%
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	5,100	5,112,750

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	3,000	2,987,370
General Motors Financial Co., Inc., 3 mo. USD-LIBOR+ 0.930% (d),
3.727%, 4/13/20	4,000	4,006,736

		6,994,106

Banks—0.9%
CIT Group, Inc.,
5.00%, 8/15/22	10,722	11,191,088

Biotechnology—0.5%
Amgen, Inc.,
4.10%, 6/15/21	6,260	6,436,723

Coal—0.7%
Cloud Peak Energy Resources LLC,
12.00%, 11/1/21	40,020	8,404,200

Commercial Services—3.3%
APX Group, Inc.,
7.875%, 12/1/22	9,795	9,867,483
Herc Rentals, Inc. (a)(c),
7.50%, 6/1/22	9,050	9,457,250
7.75%, 6/1/24	18,279	19,444,286

		38,769,019

Computers—0.9%
NCR Corp.,
5.875%, 12/15/21	3,461	3,532,124
6.375%, 12/15/23	7,150	7,369,362

		10,901,486

Consumer Finance—2.1%
Prime Security Services Borrower LLC (a)(c),
9.25%, 5/15/23	24,185	25,454,712

Containers & Packaging—3.5%
Berry Global, Inc.,
6.00%, 10/15/22	14,510	14,981,575
Reynolds Group Issuer, Inc.,
5.75%, 10/15/20	11,775	11,804,095
3 mo. LIBOR + 3.500%, 6.287%, 7/15/21 (a)(c)(d)	8,000	8,050,000
6.875%, 2/15/21	6,324	6,355,928

		41,191,598

Diversified Financial Services—2.9%
Aircastle Ltd.,
6.25%, 12/1/19	4,125	4,217,412
Ally Financial, Inc.,
8.00%, 3/15/20	13,000	13,617,500
Fly Leasing Ltd.,
6.375%, 10/15/21	10,125	10,276,875
International Lease Finance Corp.,
6.25%, 5/15/19	6,295	6,316,844

		34,428,631

	Principal Amount (000s)	Value

Electric Utilities—2.4%
AES Corp., 4.00%, 3/15/21	$2,000	$2,031,820
4.875%, 5/15/23	5,000	5,081,250
Calpine Corp. (a)(c),
6.00%, 1/15/22	21,133	21,449,995

		28,563,065

Entertainment—1.2%
International Game Technology PLC (a)(c),
6.25%, 2/15/22	13,850	14,455,938

Environmental Services—0.8%
Clean Harbors, Inc.,
5.125%, 6/1/21	9,949	9,986,309

Equity Real Estate Investment Trusts (REITs)—3.1%
Equinix, Inc.,
5.375%, 4/1/23	33,784	34,501,910
Starwood Property Trust, Inc.,
3.625%, 2/1/21	2,000	1,997,500

		36,499,410

Food & Beverage—0.2%
Anheuser-Busch InBev Worldwide, Inc., 3 mo. LIBOR + 0.740% (d),
3.537%, 1/12/24	2,000	1,992,939

Food Service—0.3%
Aramark Services, Inc.,
5.125%, 1/15/24	3,000	3,093,750

Hand/Machine Tools—0.7%
Colfax Corp. (a)(c),
6.00%, 2/15/24	8,000	8,360,000

Healthcare-Products—0.7%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	7,795	7,879,844

Healthcare-Services—4.2%
DaVita, Inc.,
5.75%, 8/15/22	39,336	40,171,890
HCA, Inc.,
6.50%, 2/15/20	10,000	10,288,850

		50,460,740

Holding Companies-Diversified—1.2%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	13,848	13,917,240

Home Builders—5.8%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	12,088	12,103,110
CalAtlantic Group, Inc.,
6.625%, 5/1/20	3,000	3,090,000
Lennar Corp.,
4.75%, 4/1/21	5,483	5,599,514
MDC Holdings, Inc.,
5.625%, 2/1/20	1,500	1,531,875
PulteGroup, Inc.,
4.25%, 3/1/21	12,356	12,541,340
Taylor Morrison Communities, Inc. (a)(c),
5.25%, 4/15/21	17,806	17,855,857
TRI Pointe Group, Inc.,
4.375%, 6/15/19	3,000	3,011,250
4.875%, 7/1/21	13,599	13,649,996

		69,382,942

Industrial Conglomerates—1.4%
General Electric Co.,
4.625%, 1/7/21	4,343	4,462,109
4.65%, 10/17/21	12,000	12,432,947

		16,895,056

	Principal Amount (000s)	Value

Lodging—1.1%
Choice Hotels International, Inc.,
5.70%, 8/28/20	$10,135	$10,507,107
MGM Resorts International,
6.625%, 12/15/21	2,500	2,678,125

		13,185,232

Machinery-Diversified—1.7%
CNH Industrial Capital LLC,
4.375%, 4/5/22	2,675	2,751,839
John Deere Capital Corp.,
2.15%, 9/8/22	3,950	3,886,864
3 mo. LIBOR + 0.240%, 2.837%, 3/12/21 (d)	2,000	1,998,145
2.875%, 3/12/21	6,000	6,031,740
3 mo. LIBOR + 0.480%, 3.075%, 9/8/22 (d)	5,000	4,998,946

		19,667,534

Media—7.7%
AMC Networks, Inc.,
4.75%, 12/15/22	1,899	1,917,990
CCO Holdings LLC,
5.25%, 9/30/22	20,215	20,631,934
Clear Channel Worldwide Holdings, Inc. (a)(c),
9.25%, 2/15/24	6,750	7,171,875
DISH DBS Corp.,
5.125%, 5/1/20	12,250	12,357,188
DISH DBS Corp.,
7.875%, 9/1/19	8,773	8,904,595
Nexstar Broadcasting, Inc.,
5.875%, 11/15/22	2,850	2,931,938
Quebecor Media, Inc.,
5.75%, 1/15/23	1,038	1,087,305
Sinclair Television Group, Inc.,
5.375%, 4/1/21	14,945	14,982,362
6.125%, 10/1/22	1,000	1,020,000
Univision Communications, Inc. (a)(c),
5.125%, 5/15/23	10,700	10,218,500
6.75%, 9/15/22	10,434	10,642,680

		91,866,367

Miscellaneous Manufacturing—1.3%
LSB Industries, Inc. (a)(c),
9.625%, 5/1/23	15,100	15,707,020

Oil, Gas & Consumable Fuels—2.2%
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	2,825	2,923,707
Laredo Petroleum, Inc.,
5.625%, 1/15/22	6,912	6,350,400
Murphy Oil USA, Inc.,
6.00%, 8/15/23	2,000	2,057,500
Sunoco L.P., Ser. WI,
4.875%, 1/15/23	4,750	4,837,400
Tallgrass Energy Partners L.P. (a)(c),
4.75%, 10/1/23	10,000	10,096,900

		26,265,907

Pharmaceuticals—1.5%
Bausch Health Cos., Inc. (a)(c),
7.00%, 3/15/24	16,823	17,840,791

Pipelines—1.5%
Andeavor Logistics L.P.,
6.25%, 10/15/22	745	768,281
Kinder Morgan, Inc. (a)(c),
5.00%, 2/15/21	5,000	5,174,931
Targa Resources Partners L.P.,
5.25%, 5/1/23	11,625	11,862,615

		17,805,827

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	193

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value

Real Estate—6.2%
Iron Mountain, Inc.,
6.00%, 8/15/23	$7,588	$7,815,640
Newmark Group, Inc.,
6.125%, 11/15/23	10,000	10,320,457
Realogy Group LLC (a)(c),
4.875%, 6/1/23	3,500	3,272,500
5.25%, 12/1/21	33,635	33,929,306
SBA Communications Corp.,
4.875%, 7/15/22	18,167	18,462,214

		73,800,117

Retail—8.8%
1011778 BC ULC (a)(c),
4.625%, 1/15/22	7,000	7,050,470
Dollar Tree, Inc.,
3.70%, 5/15/23	5,000	5,078,180
GameStop Corp. (a)(c),
6.75%, 3/15/21	9,075	9,165,750
Group 1 Automotive, Inc. (a)(c),
5.25%, 12/15/23	4,250	4,292,500
Group 1 Automotive, Inc.,
5.00%, 6/1/22	3,140	3,159,625
KGA Escrow LLC (a)(c),
7.50%, 8/15/23	7,000	7,131,250
Michaels Stores, Inc. (a)(c),
5.875%, 12/15/20	11,580	11,608,950
Party City Holdings, Inc. (a)(c),
6.125%, 8/15/23	33,089	33,585,335
Penske Automotive Group, Inc.,
5.75%, 10/1/22	23,540	24,040,225

		105,112,285

Telecommunications—5.5%
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	15,830	17,056,983
Sprint Communications, Inc. (a)(c),
7.00%, 3/1/20	5,750	5,915,313
T-Mobile USA, Inc.,
6.00%, 3/1/23	3,000	3,090,000
6.50%, 1/15/24	38,047	39,568,880

		65,631,176

Transportation—2.5%
Park Aerospace Holdings Ltd. (a)(c),
5.25%, 8/15/22	6,000	6,164,400
Penske Truck Leasing Co. L.P. (a)(c),
2.70%, 3/14/23	9,075	8,874,011
XPO Logistics, Inc. (a)(c),
6.75%, 8/15/24	14,900	15,235,250

		30,273,661

Total Corporate Bonds & Notes (cost—$973,327,917)		945,142,394

Senior Loans (a)(b)—9.2%

Commercial Services & Supplies—6.0%
APX Group, Inc., 3 mo. LIBOR + 4.999%, 2018 Term Loan B,
7.501%, 4/1/24	31,825	31,129,024
Asurion LLC,
5.499%, 8/4/22, 2017 Term Loan B4	14,074	14,026,207
8.999%, 8/4/25, 2017 2nd Lien Term Loan	26,000	26,419,770

		71,575,001

	Principal Amount (000s)	Value

Specialty Retail—3.2%
PetSmart, Inc., 1 mo. LIBOR + 3.000%, Term Loan B2,
5.49%, 3/11/22	$42,640	$38,354,979

Total Senior Loans (cost—$113,260,537)		109,929,980

Repurchase Agreements—12.3%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $146,022,084; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $148,937,633 including accrued interest
(cost—$146,016,000)	146,016	146,016,000

Total Investments (cost—$1,232,604,454)—100.8%		1,201,088,374

Liabilities in excess of other assets—(0.8)%		(9,643,915)

Net Assets—100.0%		$1,191,444,459

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $450,989,967, representing 37.9% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $381,505,964, representing 32.0% of net assets.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

Glossary:

LIBOR—London Inter-Bank Offered Rate

AllianzGI Short Term Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—79.6%

Aerospace & Defense—1.4%
Raytheon Co.,
3.125%, 10/15/20	$100	$101,072

Banks—13.6%
Bank of America Corp.,
5.70%, 1/24/22	100	107,750
Barclays Bank PLC, 3 mo. USD-LIBOR + 0.460% (c),
3.259%, 1/11/21	100	99,445
Citigroup, Inc.,
4.50%, 1/14/22	100	104,353
Goldman Sachs Group, Inc.,
5.25%, 7/27/21	200	210,276
JPMorgan Chase & Co.,
4.40%, 7/22/20	100	102,428
Morgan Stanley,
5.50%, 7/28/21	200	211,648
5.625%, 9/23/19	75	75,988
PNC Financial Services Group, Inc.,
3.50%, 1/23/24	100	102,659

		1,014,547

Beverages—2.1%
Keurig Dr Pepper, Inc. (a)(b),
4.057%, 5/25/23	150	154,515

Biotechnology—1.4%
Amgen, Inc.,
4.10%, 6/15/21	100	102,823

Commercial Services—1.4%
Herc Rentals, Inc. (a)(b),
7.50%, 6/1/22	100	104,500

Computers—2.1%
NCR Corp.,
5.875%, 12/15/21	50	51,027
6.375%, 12/15/23	100	103,068

		154,095

Consumer Discretionary—1.3%
APX Group, Inc.,
7.875%, 12/1/22	100	100,740

Consumer Finance—2.6%
Prime Security Services Borrower LLC (a)(b),
9.25%, 5/15/23	188	197,870

Containers & Packaging—1.3%
Reynolds Group Issuer, Inc., 3 mo.USD- LIBOR + 3.500% (a)(b)(c),
6.287%, 7/15/21	100	100,625

Diversified Financial Services—5.8%
AerCap Ireland Capital DAC,
4.50%, 5/15/21	245	250,518
American Express Co.,
3.70%, 11/5/21	100	102,245
Park Aerospace Holdings Ltd. (a)(b),
5.25%, 8/15/22	75	77,055

		429,818

Environmental Services—1.4%
Waste Management, Inc.,
4.75%, 6/30/20	100	102,612

Equity Real Estate Investment Trusts (REITs)—2.7%
American Tower Corp.,
3.375%, 5/15/24	100	100,632

194	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Principal Amount (000s)	Value
ERP Operating L.P.,
4.625%, 12/15/21	$100	$104,665

		205,297

Food & Beverage—1.4%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 2/1/23	100	101,539

Hand/Machine Tools—1.4%
Colfax Corp. (a)(b),
6.00%, 2/15/24	100	104,500

Healthcare-Products—4.8%
Fresenius U.S. Finance II, Inc. (a)(b),
4.50%, 1/15/23	150	153,096
Medtronic, Inc.,
3.15%, 3/15/22	200	203,346

		356,442

Healthcare-Services—4.1%
CVS Health Corp.,
3.125%, 3/9/20	100	100,308
DaVita, Inc.,
5.75%, 8/15/22	100	102,125
HCA, Inc.,
6.50%, 2/15/20	100	102,888

		305,321

Industrial Conglomerates—2.3%
General Electric Co.,
4.625%, 1/7/21	68	69,865
4.65%, 10/17/21	100	103,608

		173,473

Insurance—1.4%
MetLife, Inc.,
4.75%, 2/8/21	100	103,665

Lodging—1.3%
Marriott International, Inc.,
3.60%, 4/15/24	100	100,881

Machinery-Construction & Mining—1.3%
Caterpillar Financial Services Corp., 3 mo. USD-LIBOR + 0.350 (c),
2.957%, 12/7/20	100	100,189

Machinery-Diversified—1.4%
John Deere Capital Corp.,
3.125%, 9/10/21	100	101,244

Media—3.1%
Cox Communications, Inc. (a)(b),
3.25%, 12/15/22	100	100,765
DISH DBS Corp.,
7.875%, 9/1/19	100	101,500
Sinclair Television Group, Inc.,
6.125%, 10/1/22	25	25,500

		227,765

Oil, Gas & Consumable Fuels—5.5%
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	100	103,494
Occidental Petroleum Corp.,
4.10%, 2/1/21	100	102,350
Sabine Pass Liquefaction LLC,
5.625%, 2/1/21	100	103,963
Tallgrass Energy Partners L.P. (a)(b),
4.75%, 10/1/23	100	100,969

		410,776

Pharmaceuticals—2.8%
Bausch Health Cos., Inc. (a)(b),
7.00%, 3/15/24	100	106,050

	Principal Amount (000s)	Value
Pfizer, Inc.,
3.00%, 9/15/21	$100	$101,186

		207,236

Real Estate—2.8%
Equinix, Inc.,
5.375%, 1/1/22	100	102,820
Newmark Group, Inc.,
6.125%, 11/15/23	100	103,205

		206,025

Retail—2.0%
Dollar Tree, Inc.,
3.70%, 5/15/23	50	50,782
GameStop Corp. (a)(b),
6.75%, 3/15/21	100	101,000

		151,782

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc., 3 mo. USD-LIBOR + 0.500% (c),
3.197%, 2/9/22	100	100,854

Telecommunications—2.9%
Hughes Satellite Systems Corp.,
6.50%, 6/15/19	50	50,376
Sprint Spectrum Co. LLC (a)(b),
3.36%, 3/20/23	63	62,523
T-Mobile USA, Inc.,
6.00%, 3/1/23	100	103,000

		215,899

Transportation—2.7%
Penske Truck Leasing Co. L.P. (a)(b),
2.70%, 3/14/23	100	97,785
XPO Logistics, Inc. (a)(b),
6.75%, 8/15/24	100	102,250

		200,035

Total Corporate Bonds & Notes (cost—$5,859,076)		5,936,140

U.S. Treasury Obligations—10.8%
U.S. Treasury Notes,
2.00%, 1/31/20	50	49,848
2.50%, 5/31/20	100	100,148
2.50%, 6/30/20	100	100,148
2.625%, 7/31/20	100	100,336
3.125%, 5/15/21	100	101,742
3.375%, 11/15/19	150	150,844
3.625%, 2/15/20	200	202,047

Total U.S. Treasury Obligations (cost—$802,645)		805,113

U.S. Government Agency Securities—5.4%
Federal Home Loan Banks,
2.875%, 9/11/20	100	100,653
3.00%, 9/10/21	100	101,592
3.125%, 9/9/22	100	102,661
Freddie Mac,
2.50%, 4/23/20	100	100,050

Total U.S. Government Agency Securities (cost—$401,614)		404,956

	Principal Amount (000s)	Value

Repurchase Agreements—4.1%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $306,013; collateralized by U.S. Treasury Notes, 1.75%, due 5/31/22, valued at $312,550 including accrued interest
(cost—$306,000)	$306	$306,000

Total Investments (cost—$7,369,335)—99.9%		7,452,209

Other assets less liabilities—0.1%		6,561

Net Assets—100.0%		$7,458,770

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,563,503, representing 21.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,563,503, representing 21.0% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2019.

Glossary:

LIBOR—London Inter-Bank Offered Rate

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	195

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Structured Return Fund

	Shares	Value

Exchange-Traded Funds—90.9%
iShares Core S&P 500 (a)
(cost—$591,883,126)	2,169,000	$617,210,640

	Principal Amount (000s)

Repurchase Agreements—21.0%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $142,608,942; collateralized by U.S. Treasury Notes, 1.875%, due 4/30/22, valued at $145,458,870 including accrued interest
(cost—$142,603,000)	$142,603	142,603,000

Total Options Purchased—0.3% (cost—$3,418,103) (b)(c)(d)		1,710,175

Value

Total Investments, before options written (cost—$737,904,229)—112.2%	$761,523,815

Total Options Written—(11.4)% (premiums received—$68,953,838) (b)(c)(d)	(77,615,897)

Total Investments, net of options written (cost—$668,950,391)—100.8%	683,907,918

Other liabilities in excess of other assets—(0.8)%	(5,169,160)

Net Assets—100.0%	$678,738,758

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2019:

Options purchased contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	2,975.00 USD	5/31/19	40	$4,000	$27,800	$24,770	$3,030
S&P 500 Index	2,850.00 USD	4/3/19	20	2,000	12,600	3,435	9,165
S&P 500 Index	2,875.00 USD	4/5/19	40	4,000	11,100	16,529	(5,429)
S&P 500 Index	2,975.00 USD	4/5/19	40	4,000	400	3,049	(2,649)
S&P 500 Index	3,200.00 USD	4/5/19	241	24,100	2,410	3,079	(669)
S&P 500 Index	2,950.00 USD	4/10/19	50	5,000	875	6,062	(5,187)
S&P 500 Index	2,875.00 USD	4/12/19	40	4,000	30,800	21,889	8,911
S&P 500 Index	2,975.00 USD	4/12/19	40	4,000	700	4,169	(3,469)
S&P 500 Index	3,200.00 USD	4/12/19	240	24,000	2,400	4,622	(2,222)
S&P 500 Index	2,925.00 USD	4/15/19	20	2,000	2,450	8,025	(5,575)
S&P 500 Index	2,930.00 USD	4/17/19	20	2,000	3,000	8,625	(5,625)
S&P 500 Index	2,800.00 USD	4/18/19	40	4,000	215,800	100,129	115,671
S&P 500 Index	2,915.00 USD	4/18/19	80	8,000	23,200	13,699	9,501
S&P 500 Index	3,300.00 USD	4/18/19	150	15,000	1,500	5,136	(3,636)
S&P 500 Index	3,300.00 USD	4/18/19	90	9,000	900	1,551	(651)
S&P 500 Index	2,920.00 USD	4/22/19	20	2,000	6,200	7,425	(1,225)
S&P 500 Index	2,925.00 USD	4/24/19	25	2,500	8,375	8,281	94
S&P 500 Index	2,875.00 USD	4/26/19	20	2,000	35,100	34,905	195
S&P 500 Index	2,900.00 USD	4/26/19	20	2,000	18,600	22,365	(3,765)
S&P 500 Index	2,975.00 USD	4/26/19	80	8,000	6,800	14,499	(7,699)
S&P 500 Index	2,925.00 USD	4/30/19	40	4,000	21,800	34,449	(12,649)
S&P 500 Index	3,000.00 USD	4/30/19	80	8,000	4,200	9,699	(5,499)
S&P 500 Index	2,925.00 USD	5/3/19	40	4,000	28,800	24,730	4,070
S&P 500 Index	3,025.00 USD	5/3/19	40	4,000	1,700	4,690	(2,990)
S&P 500 Index	3,050.00 USD	5/3/19	40	4,000	1,000	3,650	(2,650)
S&P 500 Index	3,300.00 USD	5/3/19	235	23,500	2,350	3,816	(1,466)
S&P 500 Index	2,825.00 USD	5/10/19	40	4,000	216,600	80,850	135,750
S&P 500 Index	2,915.00 USD	5/10/19	80	8,000	97,200	140,899	(43,699)
S&P 500 Index	2,900.00 USD	5/17/19	40	4,000	78,600	83,649	(5,049)
S&P 500 Index	3,300.00 USD	5/17/19	268	26,800	2,680	5,867	(3,187)
S&P 500 Index	2,925.00 USD	5/24/19	40	4,000	62,000	55,790	6,210
S&P 500 Index	3,300.00 USD	5/24/19	225	22,500	2,812	2,528	284
S&P 500 Index	3,050.00 USD	5/31/19	80	8,000	14,200	12,499	1,701
S&P 500 Index	3,400.00 USD	5/31/19	235	23,500	2,350	1,466	884

Total call options					$947,302	$776,826	$170,476

Put options:
S&P 500 Index	2,300.00 USD	4/18/19	60	$6,000	$1,650	$65,714	$(64,064)
S&P 500 Index	2,450.00 USD	4/18/19	40	4,000	2,300	93,129	(90,829)

196	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,635.00 USD	4/18/19	15	$1,500	$3,262	$13,443	$(10,181)
S&P 500 Index	2,650.00 USD	4/18/19	17	1,700	4,420	7,416	(2,996)
S&P 500 Index	2,630.00 USD	4/26/19	16	1,600	6,640	9,908	(3,268)
S&P 500 Index	2,400.00 USD	5/31/19	36	3,600	14,760	22,545	(7,785)
S&P 500 Index	2,425.00 USD	4/1/19	30	3,000	300	5,827	(5,527)
S&P 500 Index	2,600.00 USD	4/1/19	16	1,600	160	10,148	(9,988)
S&P 500 Index	2,620.00 USD	4/1/19	17	1,700	213	7,536	(7,323)
S&P 500 Index	2,625.00 USD	4/1/19	20	2,000	250	15,405	(15,155)
S&P 500 Index	2,635.00 USD	4/1/19	26	2,600	325	21,326	(21,001)
S&P 500 Index	2,645.00 USD	4/1/19	22	2,200	275	12,677	(12,402)
S&P 500 Index	2,675.00 USD	4/1/19	46	4,600	575	6,003	(5,428)
S&P 500 Index	2,700.00 USD	4/1/19	18	1,800	225	4,504	(4,279)
S&P 500 Index	2,715.00 USD	4/1/19	25	2,500	313	8,281	(7,968)
S&P 500 Index	2,720.00 USD	4/1/19	50	5,000	625	20,540	(19,915)
S&P 500 Index	2,750.00 USD	4/1/19	17	1,700	255	9,796	(9,541)
S&P 500 Index	2,470.00 USD	4/3/19	30	3,000	375	12,947	(12,572)
S&P 500 Index	2,580.00 USD	4/3/19	16	1,600	200	11,060	(10,860)
S&P 500 Index	2,610.00 USD	4/3/19	16	1,600	240	10,660	(10,420)
S&P 500 Index	2,620.00 USD	4/3/19	26	2,600	390	24,926	(24,536)
S&P 500 Index	2,630.00 USD	4/3/19	17	1,700	255	7,620	(7,365)
S&P 500 Index	2,640.00 USD	4/3/19	26	2,600	390	22,470	(22,080)
S&P 500 Index	2,650.00 USD	4/3/19	20	2,000	300	38,535	(38,235)
S&P 500 Index	2,655.00 USD	4/3/19	39	3,900	585	20,043	(19,458)
S&P 500 Index	2,680.00 USD	4/3/19	22	2,200	330	12,171	(11,841)
S&P 500 Index	2,685.00 USD	4/3/19	93	9,300	1,628	16,361	(14,733)
S&P 500 Index	2,690.00 USD	4/3/19	70	7,000	1,225	7,997	(6,772)
S&P 500 Index	2,695.00 USD	4/3/19	14	1,400	245	4,805	(4,560)
S&P 500 Index	2,710.00 USD	4/3/19	11	1,100	248	4,139	(3,891)
S&P 500 Index	2,730.00 USD	4/3/19	100	10,000	3,250	34,824	(31,574)
S&P 500 Index	1,700.00 USD	4/5/19	1,128	112,800	11,280	21,193	(9,913)
S&P 500 Index	1,800.00 USD	4/5/19	750	75,000	7,500	19,942	(12,442)
S&P 500 Index	2,100.00 USD	4/5/19	500	50,000	5,000	10,619	(5,619)
S&P 500 Index	2,425.00 USD	4/5/19	30	3,000	375	39,557	(39,182)
S&P 500 Index	2,540.00 USD	4/5/19	3	300	45	2,419	(2,374)
S&P 500 Index	2,570.00 USD	4/5/19	15	1,500	225	14,539	(14,314)
S&P 500 Index	2,575.00 USD	4/5/19	35	3,500	525	78,563	(78,038)
S&P 500 Index	2,640.00 USD	4/5/19	25	2,500	438	11,156	(10,718)
S&P 500 Index	2,650.00 USD	4/5/19	17	1,700	340	6,855	(6,515)
S&P 500 Index	2,665.00 USD	4/5/19	25	2,500	563	14,781	(14,218)
S&P 500 Index	2,675.00 USD	4/5/19	17	1,700	468	6,703	(6,235)
S&P 500 Index	2,680.00 USD	4/5/19	22	2,200	605	12,127	(11,522)
S&P 500 Index	2,695.00 USD	4/5/19	67	6,700	2,512	9,817	(7,305)
S&P 500 Index	2,710.00 USD	4/5/19	40	4,000	2,300	12,249	(9,949)
S&P 500 Index	2,715.00 USD	4/5/19	17	1,700	1,063	18,297	(17,234)
S&P 500 Index	2,720.00 USD	4/5/19	45	4,500	3,262	3,835	(573)
S&P 500 Index	2,730.00 USD	4/5/19	8	800	780	3,210	(2,430)
S&P 500 Index	2,735.00 USD	4/5/19	28	2,800	3,220	10,442	(7,222)
S&P 500 Index	2,755.00 USD	4/5/19	50	5,000	9,125	11,312	(2,187)
S&P 500 Index	2,425.00 USD	4/8/19	30	3,000	450	11,857	(11,407)
S&P 500 Index	2,605.00 USD	4/8/19	16	1,600	400	9,380	(8,980)
S&P 500 Index	2,625.00 USD	4/8/19	20	2,000	600	35,065	(34,465)
S&P 500 Index	2,635.00 USD	4/8/19	26	2,600	780	20,234	(19,454)
S&P 500 Index	2,645.00 USD	4/8/19	25	2,500	875	9,156	(8,281)
S&P 500 Index	2,665.00 USD	4/8/19	25	2,500	1,063	12,031	(10,968)
S&P 500 Index	2,680.00 USD	4/8/19	17	1,700	978	6,856	(5,878)
S&P 500 Index	2,710.00 USD	4/8/19	17	1,700	1,785	15,916	(14,131)
S&P 500 Index	2,300.00 USD	4/10/19	300	30,000	3,000	4,872	(1,872)
S&P 500 Index	2,525.00 USD	4/10/19	45	4,500	1,238	10,691	(9,453)
S&P 500 Index	2,615.00 USD	4/10/19	16	1,600	840	9,348	(8,508)

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	197

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,635.00 USD	4/10/19	16	$1,600	$1,040	$8,612	$(7,572)
S&P 500 Index	2,645.00 USD	4/10/19	26	2,600	1,885	20,104	(18,219)
S&P 500 Index	2,660.00 USD	4/10/19	80	8,000	7,200	24,419	(17,219)
S&P 500 Index	2,665.00 USD	4/10/19	26	2,600	2,470	18,232	(15,762)
S&P 500 Index	2,670.00 USD	4/10/19	18	1,800	1,845	7,919	(6,074)
S&P 500 Index	2,675.00 USD	4/10/19	30	3,000	3,300	21,127	(17,827)
S&P 500 Index	2,680.00 USD	4/10/19	25	2,500	3,000	10,906	(7,906)
S&P 500 Index	2,685.00 USD	4/10/19	25	2,500	3,250	10,031	(6,781)
S&P 500 Index	2,690.00 USD	4/10/19	6	600	855	3,247	(2,392)
S&P 500 Index	2,695.00 USD	4/10/19	22	2,200	3,410	13,821	(10,411)
S&P 500 Index	2,720.00 USD	4/10/19	8	800	2,000	5,754	(3,754)
S&P 500 Index	1,725.00 USD	4/12/19	530	53,000	6,625	8,606	(1,981)
S&P 500 Index	1,775.00 USD	4/12/19	530	53,000	6,625	11,256	(4,631)
S&P 500 Index	2,000.00 USD	4/12/19	500	50,000	6,250	13,119	(6,869)
S&P 500 Index	2,360.00 USD	4/12/19	45	4,500	900	49,076	(48,176)
S&P 500 Index	2,475.00 USD	4/12/19	30	3,000	900	60,487	(59,587)
S&P 500 Index	2,620.00 USD	4/12/19	17	1,700	1,615	10,816	(9,201)
S&P 500 Index	2,640.00 USD	4/12/19	16	1,600	1,880	8,820	(6,940)
S&P 500 Index	2,650.00 USD	4/12/19	11	1,100	1,458	9,144	(7,686)
S&P 500 Index	2,655.00 USD	4/12/19	16	1,600	2,280	8,148	(5,868)
S&P 500 Index	2,665.00 USD	4/12/19	66	6,600	10,725	30,874	(20,149)
S&P 500 Index	2,685.00 USD	4/12/19	51	5,100	11,092	28,111	(17,019)
S&P 500 Index	2,695.00 USD	4/12/19	41	4,100	10,455	11,353	(898)
S&P 500 Index	2,710.00 USD	4/12/19	9	900	2,902	3,072	(170)
S&P 500 Index	2,715.00 USD	4/12/19	22	2,200	7,700	12,347	(4,647)
S&P 500 Index	2,725.00 USD	4/12/19	17	1,700	6,970	12,635	(5,665)
S&P 500 Index	2,745.00 USD	4/12/19	17	1,700	9,435	10,221	(786)
S&P 500 Index	2,525.00 USD	4/15/19	36	3,600	2,070	5,553	(3,483)
S&P 500 Index	2,620.00 USD	4/15/19	17	1,700	2,040	9,711	(7,671)
S&P 500 Index	2,645.00 USD	4/15/19	11	1,100	1,760	8,044	(6,284)
S&P 500 Index	2,665.00 USD	4/15/19	16	1,600	3,280	8,532	(5,252)
S&P 500 Index	2,675.00 USD	4/15/19	7	700	1,645	3,474	(1,829)
S&P 500 Index	2,690.00 USD	4/15/19	26	2,600	7,735	17,582	(9,847)
S&P 500 Index	2,500.00 USD	4/17/19	36	3,600	2,430	5,589	(3,159)
S&P 500 Index	2,635.00 USD	4/17/19	17	1,700	3,357	8,265	(4,908)
S&P 500 Index	2,640.00 USD	4/17/19	17	1,700	3,612	7,755	(4,143)
S&P 500 Index	2,650.00 USD	4/17/19	24	2,400	5,700	11,190	(5,490)
S&P 500 Index	2,655.00 USD	4/17/19	32	3,200	8,080	18,328	(10,248)
S&P 500 Index	2,660.00 USD	4/17/19	22	2,200	5,940	14,283	(8,343)
S&P 500 Index	2,665.00 USD	4/17/19	22	2,200	6,325	13,183	(6,858)
S&P 500 Index	2,680.00 USD	4/17/19	26	2,600	9,100	18,752	(9,652)
S&P 500 Index	2,685.00 USD	4/17/19	26	2,600	9,750	19,714	(9,964)
S&P 500 Index	1,700.00 USD	4/18/19	74	7,400	925	1,202	(277)
S&P 500 Index	1,800.00 USD	4/18/19	525	52,500	6,562	8,525	(1,963)
S&P 500 Index	1,850.00 USD	4/18/19	550	55,000	5,500	8,574	(3,074)
S&P 500 Index	1,900.00 USD	4/18/19	750	75,000	9,375	15,929	(6,554)
S&P 500 Index	2,605.00 USD	4/18/19	8	800	1,320	5,514	(4,194)
S&P 500 Index	2,675.00 USD	4/18/19	39	3,900	13,650	18,928	(5,278)
S&P 500 Index	2,680.00 USD	4/18/19	16	1,600	6,000	8,420	(2,420)
S&P 500 Index	2,700.00 USD	4/18/19	22	2,200	10,120	10,873	(753)
S&P 500 Index	2,710.00 USD	4/18/19	26	2,600	14,430	18,310	(3,880)
S&P 500 Index	1,700.00 USD	4/22/19	54	5,400	675	657	18
S&P 500 Index	2,475.00 USD	4/22/19	36	3,600	2,790	8,325	(5,535)
S&P 500 Index	2,600.00 USD	4/22/19	8	800	1,560	5,346	(3,786)
S&P 500 Index	2,625.00 USD	4/22/19	24	2,400	5,940	20,190	(14,250)
S&P 500 Index	2,635.00 USD	4/22/19	15	1,500	4,125	13,864	(9,739)
S&P 500 Index	2,510.00 USD	4/24/19	36	3,600	4,500	8,865	(4,365)
S&P 500 Index	2,620.00 USD	4/24/19	16	1,600	4,880	9,748	(4,868)
S&P 500 Index	2,625.00 USD	4/24/19	16	1,600	5,080	9,300	(4,220)

198	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options purchased contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,650.00 USD	4/24/19	50	$5,000	$20,500	$41,498	$(20,998)
S&P 500 Index	2,655.00 USD	4/24/19	26	2,600	11,310	20,804	(9,494)
S&P 500 Index	1,700.00 USD	4/26/19	235	23,500	3,525	9,905	(6,380)
S&P 500 Index	1,800.00 USD	4/26/19	1,750	175,000	26,250	28,785	(2,535)
S&P 500 Index	2,450.00 USD	4/26/19	36	3,600	3,870	23,985	(20,115)
S&P 500 Index	2,600.00 USD	4/26/19	24	2,400	7,680	37,710	(30,030)
S&P 500 Index	2,655.00 USD	4/26/19	16	1,600	8,240	8,692	(452)
S&P 500 Index	2,660.00 USD	4/26/19	26	2,600	14,690	21,352	(6,662)
S&P 500 Index	2,680.00 USD	4/26/19	26	2,600	17,290	17,972	(682)
S&P 500 Index	2,515.00 USD	4/30/19	60	6,000	12,150	70,559	(58,409)
S&P 500 Index	2,650.00 USD	4/30/19	40	4,000	24,600	102,024	(77,424)
S&P 500 Index	1,700.00 USD	5/3/19	235	23,500	4,112	12,040	(7,928)
S&P 500 Index	2,425.00 USD	5/3/19	36	3,600	5,310	23,613	(18,303)
S&P 500 Index	2,625.00 USD	5/3/19	24	2,400	14,760	45,246	(30,486)
S&P 500 Index	1,700.00 USD	5/10/19	400	40,000	9,000	22,915	(13,915)
S&P 500 Index	2,350.00 USD	5/10/19	36	3,600	5,220	28,605	(23,385)
S&P 500 Index	2,550.00 USD	5/10/19	24	2,400	11,400	54,270	(42,870)
S&P 500 Index	1,700.00 USD	5/17/19	225	22,500	7,312	10,403	(3,091)
S&P 500 Index	2,400.00 USD	5/17/19	36	3,600	9,000	30,285	(21,285)
S&P 500 Index	2,600.00 USD	5/17/19	24	2,400	20,760	51,630	(30,870)
S&P 500 Index	1,700.00 USD	5/24/19	225	22,500	7,875	16,029	(8,154)
S&P 500 Index	2,550.00 USD	5/24/19	36	3,600	29,160	43,605	(14,445)
S&P 500 Index	2,700.00 USD	5/24/19	24	2,400	52,440	73,518	(21,078)
S&P 500 Index	1,700.00 USD	5/31/19	235	23,500	8,812	10,866	(2,054)
S&P 500 Index	2,600.00 USD	5/31/19	24	2,400	31,440	44,406	(12,966)

Total put options					$762,873	$2,641,277	$(1,878,404)

Total options purchased contracts					$1,710,175	$3,418,103	$(1,707,928)

Options written contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	20.00 USD	4/3/19	(3,217)	$(321,700)	$(14,476)	$(139,759)	$125,283
CBOE SPX Volatility Index	24.00 USD	4/3/19	(3,217)	(321,700)	(8,042)	(146,193)	138,151
CBOE SPX Volatility Index	20.00 USD	4/10/19	(7,254)	(725,400)	(123,318)	(297,023)	173,705
CBOE SPX Volatility Index	21.00 USD	4/17/19	(3,785)	(378,500)	(123,013)	(164,446)	41,433
CBOE SPX Volatility Index	23.00 USD	4/17/19	(3,010)	(301,000)	(75,250)	(145,813)	70,563
CBOE SPX Volatility Index	21.00 USD	4/24/19	(3,339)	(333,900)	(175,298)	(138,385)	(36,913)
CBOE SPX Volatility Index	23.00 USD	4/24/19	(3,339)	(333,900)	(133,560)	(175,113)	41,553
S&P 500 Index	2,415.00 USD	4/5/19	(135)	(13,500)	(5,657,175)	(4,067,113)	(1,590,062)
S&P 500 Index	2,425.00 USD	4/5/19	(90)	(9,000)	(3,681,450)	(2,627,889)	(1,053,561)
S&P 500 Index	2,540.00 USD	4/5/19	(16)	(1,600)	(470,640)	(393,900)	(76,740)
S&P 500 Index	2,925.00 USD	4/5/19	(80)	(8,000)	(1,400)	(12,781)	11,381
S&P 500 Index	2,410.00 USD	4/12/19	(140)	(14,000)	(5,935,300)	(4,303,857)	(1,631,443)
S&P 500 Index	2,520.00 USD	4/12/19	(100)	(10,000)	(3,142,500)	(2,663,876)	(478,624)
S&P 500 Index	2,925.00 USD	4/12/19	(80)	(8,000)	(7,400)	(17,661)	10,261
S&P 500 Index	2,250.00 USD	4/18/19	(36)	(3,600)	(2,104,740)	(1,443,196)	(661,544)
S&P 500 Index	2,320.00 USD	4/18/19	(90)	(9,000)	(4,633,650)	(3,528,127)	(1,105,523)
S&P 500 Index	2,500.00 USD	4/18/19	(114)	(11,400)	(3,825,270)	(3,260,259)	(565,011)
S&P 500 Index	2,875.00 USD	4/18/19	(120)	(12,000)	(138,600)	(105,332)	(33,268)
S&P 500 Index	2,530.00 USD	4/26/19	(235)	(23,500)	(7,229,775)	(6,438,763)	(791,012)
S&P 500 Index	2,950.00 USD	4/26/19	(120)	(12,000)	(23,100)	(49,471)	26,371
S&P 500 Index	2,980.00 USD	4/30/19	(120)	(12,000)	(11,700)	(38,252)	26,552
S&P 500 Index	2,550.00 USD	5/3/19	(235)	(23,500)	(6,809,125)	(6,297,709)	(511,416)
S&P 500 Index	3,000.00 USD	5/3/19	(120)	(12,000)	(10,500)	(18,571)	8,071
S&P 500 Index	2,450.00 USD	5/10/19	(240)	(24,000)	(9,301,200)	(7,369,563)	(1,931,637)

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	199

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	2,880.00 USD	5/10/19	(120)	$(12,000)	$(294,000)	$(83,851)	$(210,149)
S&P 500 Index	2,970.00 USD	5/10/19	(80)	(8,000)	(25,000)	(44,701)	19,701
S&P 500 Index	2,330.00 USD	5/17/19	(43)	(4,300)	(2,174,295)	(1,676,302)	(497,993)
S&P 500 Index	2,580.00 USD	5/17/19	(225)	(22,500)	(5,905,125)	(5,725,071)	(180,054)
S&P 500 Index	2,965.00 USD	5/17/19	(120)	(12,000)	(58,200)	(84,251)	26,051
S&P 500 Index	2,520.00 USD	5/24/19	(235)	(23,500)	(7,565,825)	(6,985,659)	(580,166)
S&P 500 Index	2,975.00 USD	5/24/19	(120)	(12,000)	(67,200)	(59,091)	(8,109)
S&P 500 Index	2,570.00 USD	5/31/19	(235)	(23,500)	(6,541,225)	(6,497,459)	(43,766)
S&P 500 Index	3,025.00 USD	5/31/19	(120)	(12,000)	(32,100)	(28,171)	(3,929)

Total call options					$(76,299,452)	$(65,027,608)	$(11,271,844)

Put options:
S&P 500 Index	2,525.00 USD	4/1/19	(50)	$(5,000)	$(500)	$(18,358)	$17,858
S&P 500 Index	2,655.00 USD	4/1/19	(16)	(1,600)	(200)	(15,468)	15,268
S&P 500 Index	2,690.00 USD	4/1/19	(26)	(2,600)	(325)	(33,612)	33,287
S&P 500 Index	2,730.00 USD	4/1/19	(63)	(6,300)	(945)	(28,895)	27,950
S&P 500 Index	2,755.00 USD	4/1/19	(40)	(4,000)	(600)	(23,110)	22,510
S&P 500 Index	2,770.00 USD	4/1/19	(25)	(2,500)	(437)	(19,843)	19,406
S&P 500 Index	2,775.00 USD	4/1/19	(50)	(5,000)	(1,125)	(69,856)	68,731
S&P 500 Index	2,805.00 USD	4/1/19	(17)	(1,700)	(2,380)	(25,054)	22,674
S&P 500 Index	2,560.00 USD	4/3/19	(50)	(5,000)	(625)	(43,818)	43,193
S&P 500 Index	2,635.00 USD	4/3/19	(16)	(1,600)	(240)	(16,860)	16,620
S&P 500 Index	2,665.00 USD	4/3/19	(16)	(1,600)	(240)	(16,220)	15,980
S&P 500 Index	2,675.00 USD	4/3/19	(26)	(2,600)	(390)	(39,032)	38,642
S&P 500 Index	2,735.00 USD	4/3/19	(22)	(2,200)	(825)	(22,457)	21,632
S&P 500 Index	2,740.00 USD	4/3/19	(110)	(11,000)	(4,950)	(57,014)	52,064
S&P 500 Index	2,745.00 USD	4/3/19	(36)	(3,600)	(1,890)	(15,903)	14,013
S&P 500 Index	2,750.00 USD	4/3/19	(40)	(4,000)	(2,600)	(30,030)	27,430
S&P 500 Index	2,765.00 USD	4/3/19	(50)	(5,000)	(5,500)	(47,313)	41,813
S&P 500 Index	2,785.00 USD	4/3/19	(100)	(10,000)	(24,000)	(122,826)	98,826
S&P 500 Index	2,800.00 USD	4/3/19	(34)	(3,400)	(14,450)	(56,024)	41,574
S&P 500 Index	2,505.00 USD	4/5/19	(50)	(5,000)	(625)	(103,598)	102,973
S&P 500 Index	2,530.00 USD	4/5/19	(22)	(2,200)	(330)	(15,153)	14,823
S&P 500 Index	2,535.00 USD	4/5/19	(14)	(1,400)	(210)	(11,043)	10,833
S&P 500 Index	2,550.00 USD	4/5/19	(5)	(500)	(75)	(4,444)	4,369
S&P 500 Index	2,585.00 USD	4/5/19	(8)	(800)	(120)	(8,790)	8,670
S&P 500 Index	2,590.00 USD	4/5/19	(8)	(800)	(120)	(9,390)	9,270
S&P 500 Index	2,620.00 USD	4/5/19	(15)	(1,500)	(262)	(21,776)	21,514
S&P 500 Index	2,625.00 USD	4/5/19	(15)	(1,500)	(262)	(23,186)	22,924
S&P 500 Index	2,705.00 USD	4/5/19	(17)	(1,700)	(807)	(12,252)	11,445
S&P 500 Index	2,750.00 USD	4/5/19	(92)	(9,200)	(16,560)	(57,296)	40,736
S&P 500 Index	2,765.00 USD	4/5/19	(40)	(4,000)	(11,100)	(25,550)	14,450
S&P 500 Index	2,775.00 USD	4/5/19	(70)	(7,000)	(24,150)	(28,543)	4,393
S&P 500 Index	2,785.00 USD	4/5/19	(25)	(2,500)	(12,250)	(21,844)	9,594
S&P 500 Index	2,790.00 USD	4/5/19	(50)	(5,000)	(28,000)	(63,023)	35,023
S&P 500 Index	2,810.00 USD	4/5/19	(50)	(5,000)	(45,250)	(51,938)	6,688
S&P 500 Index	2,825.00 USD	4/5/19	(17)	(1,700)	(23,970)	(26,431)	2,461
S&P 500 Index	2,525.00 USD	4/8/19	(50)	(5,000)	(875)	(39,298)	38,423
S&P 500 Index	2,660.00 USD	4/8/19	(16)	(1,600)	(680)	(15,260)	14,580
S&P 500 Index	2,690.00 USD	4/8/19	(26)	(2,600)	(1,755)	(33,690)	31,935
S&P 500 Index	2,700.00 USD	4/8/19	(3)	(300)	(247)	(2,351)	2,104
S&P 500 Index	2,720.00 USD	4/8/19	(25)	(2,500)	(3,250)	(25,969)	22,719
S&P 500 Index	2,735.00 USD	4/8/19	(17)	(1,700)	(3,188)	(12,933)	9,745
S&P 500 Index	2,755.00 USD	4/8/19	(22)	(2,200)	(6,710)	(21,621)	14,911
S&P 500 Index	2,765.00 USD	4/8/19	(17)	(1,700)	(6,630)	(34,319)	27,689
S&P 500 Index	2,600.00 USD	4/10/19	(75)	(7,500)	(3,563)	(28,557)	24,994
S&P 500 Index	2,700.00 USD	4/10/19	(26)	(2,600)	(4,420)	(33,820)	29,400
S&P 500 Index	2,715.00 USD	4/10/19	(80)	(8,000)	(18,000)	(55,621)	37,621
S&P 500 Index	2,725.00 USD	4/10/19	(34)	(3,400)	(9,265)	(28,422)	19,157

200	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,735.00 USD	4/10/19	(25)	$(2,500)	$(8,375)	$(24,594)	$16,219
S&P 500 Index	2,740.00 USD	4/10/19	(25)	(2,500)	(9,125)	(24,344)	15,219
S&P 500 Index	2,745.00 USD	4/10/19	(22)	(2,200)	(8,910)	(22,853)	13,943
S&P 500 Index	2,750.00 USD	4/10/19	(22)	(2,200)	(9,900)	(26,307)	16,407
S&P 500 Index	2,775.00 USD	4/10/19	(34)	(3,400)	(24,820)	(58,999)	34,179
S&P 500 Index	2,420.00 USD	4/12/19	(75)	(7,500)	(1,688)	(111,853)	110,165
S&P 500 Index	2,675.00 USD	4/12/19	(17)	(1,700)	(3,188)	(18,084)	14,896
S&P 500 Index	2,705.00 USD	4/12/19	(11)	(1,100)	(3,328)	(15,717)	12,389
S&P 500 Index	2,720.00 USD	4/12/19	(66)	(6,600)	(25,080)	(59,310)	34,230
S&P 500 Index	2,740.00 USD	4/12/19	(51)	(5,100)	(27,030)	(54,625)	27,595
S&P 500 Index	2,750.00 USD	4/12/19	(57)	(5,700)	(35,910)	(40,245)	4,335
S&P 500 Index	2,765.00 USD	4/12/19	(25)	(2,500)	(19,375)	(20,967)	1,592
S&P 500 Index	2,770.00 USD	4/12/19	(22)	(2,200)	(19,360)	(23,073)	3,713
S&P 500 Index	2,780.00 USD	4/12/19	(17)	(1,700)	(17,680)	(28,743)	11,063
S&P 500 Index	2,800.00 USD	4/12/19	(17)	(1,700)	(23,630)	(25,564)	1,934
S&P 500 Index	2,600.00 USD	4/15/19	(60)	(6,000)	(6,000)	(15,154)	9,154
S&P 500 Index	2,700.00 USD	4/15/19	(11)	(1,100)	(3,740)	(14,506)	10,766
S&P 500 Index	2,720.00 USD	4/15/19	(16)	(1,600)	(7,360)	(14,572)	7,212
S&P 500 Index	2,745.00 USD	4/15/19	(26)	(2,600)	(17,680)	(31,168)	13,488
S&P 500 Index	2,575.00 USD	4/17/19	(60)	(6,000)	(6,750)	(14,710)	7,960
S&P 500 Index	2,690.00 USD	4/17/19	(17)	(1,700)	(6,715)	(15,364)	8,649
S&P 500 Index	2,695.00 USD	4/17/19	(17)	(1,700)	(7,225)	(14,854)	7,629
S&P 500 Index	2,710.00 USD	4/17/19	(32)	(3,200)	(16,640)	(30,968)	14,328
S&P 500 Index	2,715.00 USD	4/17/19	(22)	(2,200)	(12,210)	(26,659)	14,449
S&P 500 Index	2,720.00 USD	4/17/19	(22)	(2,200)	(13,090)	(25,779)	12,689
S&P 500 Index	2,735.00 USD	4/17/19	(26)	(2,600)	(19,240)	(32,728)	13,488
S&P 500 Index	2,740.00 USD	4/17/19	(26)	(2,600)	(20,540)	(34,470)	13,930
S&P 500 Index	2,240.00 USD	4/18/19	(50)	(5,000)	(1,125)	(79,438)	78,313
S&P 500 Index	2,375.00 USD	4/18/19	(100)	(10,000)	(3,750)	(158,796)	155,046
S&P 500 Index	2,610.00 USD	4/18/19	(22)	(2,200)	(3,740)	(17,353)	13,613
S&P 500 Index	2,615.00 USD	4/18/19	(5)	(500)	(900)	(3,994)	3,094
S&P 500 Index	2,660.00 USD	4/18/19	(8)	(800)	(2,320)	(8,854)	6,534
S&P 500 Index	2,690.00 USD	4/18/19	(15)	(1,500)	(6,375)	(21,956)	15,581
S&P 500 Index	2,705.00 USD	4/18/19	(17)	(1,700)	(8,755)	(14,259)	5,504
S&P 500 Index	2,730.00 USD	4/18/19	(39)	(3,900)	(28,080)	(37,637)	9,557
S&P 500 Index	2,735.00 USD	4/18/19	(16)	(1,600)	(12,320)	(14,380)	2,060
S&P 500 Index	2,755.00 USD	4/18/19	(22)	(2,200)	(21,230)	(22,589)	1,359
S&P 500 Index	2,765.00 USD	4/18/19	(26)	(2,600)	(30,290)	(32,156)	1,866
S&P 500 Index	2,550.00 USD	4/22/19	(60)	(6,000)	(7,650)	(24,526)	16,876
S&P 500 Index	2,610.00 USD	4/22/19	(5)	(500)	(1,062)	(3,493)	2,431
S&P 500 Index	2,620.00 USD	4/22/19	(22)	(2,200)	(5,225)	(17,023)	11,798
S&P 500 Index	2,655.00 USD	4/22/19	(8)	(800)	(2,760)	(8,846)	6,086
S&P 500 Index	2,690.00 USD	4/22/19	(15)	(1,500)	(7,875)	(23,201)	15,326
S&P 500 Index	2,580.00 USD	4/24/19	(60)	(6,000)	(12,600)	(26,926)	14,326
S&P 500 Index	2,675.00 USD	4/24/19	(16)	(1,600)	(8,640)	(16,668)	8,028
S&P 500 Index	2,680.00 USD	4/24/19	(16)	(1,600)	(9,120)	(16,300)	7,180
S&P 500 Index	2,705.00 USD	4/24/19	(26)	(2,600)	(19,630)	(36,628)	16,998
S&P 500 Index	2,710.00 USD	4/24/19	(26)	(2,600)	(20,800)	(36,985)	16,185
S&P 500 Index	2,525.00 USD	4/26/19	(60)	(6,000)	(10,500)	(60,166)	49,666
S&P 500 Index	2,685.00 USD	4/26/19	(16)	(1,600)	(11,600)	(16,748)	5,148
S&P 500 Index	2,710.00 USD	4/26/19	(16)	(1,600)	(14,480)	(15,212)	732
S&P 500 Index	2,715.00 USD	4/26/19	(26)	(2,600)	(25,740)	(36,888)	11,148
S&P 500 Index	2,735.00 USD	4/26/19	(26)	(2,600)	(30,680)	(32,078)	1,398
S&P 500 Index	2,585.00 USD	4/30/19	(100)	(10,000)	(35,000)	(173,636)	138,636
S&P 500 Index	2,525.00 USD	5/3/19	(60)	(6,000)	(16,800)	(64,630)	47,830
S&P 500 Index	2,450.00 USD	5/10/19	(60)	(6,000)	(14,700)	(78,526)	63,826
S&P 500 Index	2,625.00 USD	5/10/19	(80)	(8,000)	(66,800)	(77,501)	10,701
S&P 500 Index	2,500.00 USD	5/17/19	(60)	(6,000)	(26,100)	(78,326)	52,226

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	201

Schedule of Investments

March 31, 2019 (Unaudited)

Options written contracts outstanding at March 31, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,625.00 USD	5/24/19	(60)	$(6,000)	$(78,900)	$(115,526)	$36,626
S&P 500 Index	2,500.00 USD	5/31/19	(60)	(6,000)	(42,900)	(62,926)	20,026
S&P 500 Index	2,150.00 USD	6/28/19	(25)	(2,500)	(7,188)	(59,720)	52,532
S&P 500 Index	2,075.00 USD	1/17/20	(5)	(500)	(8,575)	(20,644)	12,069
S&P 500 Index	2,150.00 USD	1/17/20	(10)	(1,000)	(21,500)	(31,387)	9,887
S&P 500 Index	2,175.00 USD	3/20/20	(10)	(1,000)	(31,250)	(36,287)	5,037

Total put options					$(1,316,445)	$(3,926,230)	$2,609,785

Total options written contracts					$(77,615,897)	$(68,953,838)	$(8,662,059)

(e) At March 31, 2019, the Fund pledged $3,153,717 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

202	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI U.S. Equity Hedged Fund

	Shares	Value

Exchange-Traded Funds—99.4%
SPDR S&P 500 (a)
(cost—$1,742,106)	7,580	$2,141,199

Total Options Purchased—0.8% (cost—$55,334) (b)(c)(d)		17,065

Total Investments, before options written (cost—$1,797,440)—100.2%		2,158,264

Total Options Written—(0.2)% (premiums received—$3,455) (b)(c)(d)		(5,420)

Value
Total Investments, net of options written (cost—$1,793,985)—100.0%	$2,152,844

Other assets less other liabilities—0.0%	379

Net Assets—100.0%	$2,153,223

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at March 31, 2019:

Options purchased contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	3,125.00 USD	5/3/19	4	$400	$50	$25	$25

Put options:
S&P 500 Index	2,375.00 USD	4/18/19	1	$100	$16	$7,883	$(7,867)
S&P 500 Index	2,375.00 USD	5/17/19	1	100	172	6,467	(6,295)
S&P 500 Index	2,425.00 USD	6/21/19	1	100	820	6,693	(5,873)
S&P 500 Index	2,450.00 USD	6/21/19	1	100	925	6,731	(5,806)
S&P 500 Index	2,450.00 USD	7/19/19	1	100	1,595	6,832	(5,237)
S&P 500 Index	2,500.00 USD	8/16/19	1	100	2,682	7,283	(4,601)
S&P 500 Index	2,575.00 USD	9/20/19	1	100	4,420	6,821	(2,401)
S&P 500 Index	2,450.00 USD	3/20/20	1	100	6,385	6,599	(214)

Total put options					$17,015	$55,309	$(38,294)

Total options purchased contracts					$17,065	$55,334	$(38,269)

Options written contracts outstanding at March 31, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized (Depreciation)
Call options:
S&P 500 Index	2,900.00 USD	5/3/19	(4)	$(400)	$(5,420)	$(3,455)	$(1,965)

(e) At March 31, 2019, the Fund pledged $3,832 in cash as collateral for options written.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	203

Schedule of Investments

March 31, 2019 (Unaudited)

AllianzGI Ultra Micro Cap Fund

	Shares	Value

Common Stock—99.6%

Aerospace & Defense—1.4%
Ducommun, Inc. (a)	7,633	$332,188

Banks—6.6%
Atlantic Capital Bancshares, Inc. (a)	14,468	257,965
Franklin Financial Network, Inc.	5,638	163,558
Heritage Commerce Corp.	18,768	227,093
People’s Utah Bancorp	7,425	195,797
Preferred Bank	6,632	298,241
Triumph Bancorp, Inc. (a)	6,915	203,232
Veritex Holdings, Inc.	8,903	215,631

		1,561,517

Beverages—1.0%
Primo Water Corp. (a)	15,563	240,604

Biotechnology—15.1%
Albireo Pharma, Inc. (a)	2,163	69,670
Arrowhead Pharmaceuticals, Inc. (a)	9,541	175,077
Assembly Biosciences, Inc. (a)	3,020	59,464
Audentes Therapeutics, Inc. (a)	3,513	137,077
BioCryst Pharmaceuticals, Inc. (a)	15,754	128,237
Biohaven Pharmaceutical Holding Co., Ltd. (a)	3,576	184,057
BioSpecifics Technologies Corp. (a)	3,500	218,155
Cara Therapeutics, Inc. (a)	5,938	116,503
Corbus Pharmaceuticals Holdings, Inc. (a)	10,185	70,786
CytomX Therapeutics, Inc. (a)	6,652	71,509
Flexion Therapeutics, Inc. (a)	6,766	84,440
GlycoMimetics, Inc. (a)	7,048	87,818
Intellia Therapeutics, Inc. (a)	6,739	115,102
Iovance Biotherapeutics, Inc. (a)	11,082	105,390
Kindred Biosciences, Inc. (a)	16,469	151,021
Kura Oncology, Inc. (a)	5,801	96,238
MacroGenics, Inc. (a)	6,542	117,625
Minerva Neurosciences, Inc. (a)	6,714	52,772
Progenics Pharmaceuticals, Inc. (a)	15,860	73,590
Rigel Pharmaceuticals, Inc. (a)	30,365	78,038
Sangamo Therapeutics, Inc. (a)	9,544	91,050
Stemline Therapeutics, Inc. (a)	5,075	65,214
T2 Biosystems, Inc. (a)	32,317	84,994
uniQure NV (a)	2,584	154,136
Vanda Pharmaceuticals, Inc. (a)	8,429	155,094
Veracyte, Inc. (a)	18,184	454,964
Vericel Corp. (a)	9,740	170,547
Viking Therapeutics, Inc. (a)	11,204	111,368
Voyager Therapeutics, Inc. (a)	4,733	90,590

		3,570,526

Chemicals—0.9%
American Vanguard Corp.	12,652	217,868

Construction & Engineering—2.7%
NV5 Global, Inc. (a)	6,754	400,918
Sterling Construction Co., Inc. (a)	18,066	226,186

		627,104

Construction Materials—0.8%
U.S. Concrete, Inc. (a)	4,528	187,550

	Shares	Value

Diversified Consumer Services—1.1%
Carriage Services, Inc.	8,645	$166,416
HyreCar, Inc. (a)	18,636	93,739

		260,155

Diversified Telecommunication Services—0.8%
Pareteum Corp. (a)	38,995	177,427

Electrical Equipment—0.7%
Allied Motion Technologies, Inc.	4,420	151,960

Electronic Equipment, Instruments & Components—2.1%
Mesa Laboratories, Inc.	1,261	290,661
Napco Security Technologies, Inc. (a)	9,745	202,111

		492,772

Energy Equipment & Services—2.4%
DMC Global, Inc.	11,559	573,789

Entertainment—1.3%
Rosetta Stone, Inc. (a)	13,868	303,016

Food Products—1.0%
John B Sanfilippo & Son, Inc.	3,353	240,980

Healthcare Equipment & Supplies—11.7%
Antares Pharma, Inc. (a)	52,549	159,224
Apyx Medical Corp. (a)	9,194	58,014
AxoGen, Inc. (a)	10,507	221,277
BioLife Solutions, Inc. (a)	11,629	208,043
CryoLife, Inc. (a)	10,079	294,004
CryoPort, Inc. (a)	24,037	310,558
CytoSorbents Corp. (a)	23,499	177,887
OrthoPediatrics Corp. (a)	8,494	375,690
Senseonics Holdings, Inc. (a)	63,564	155,732
Sientra, Inc. (a)	17,372	149,052
Surmodics, Inc. (a)	7,308	317,752
Tactile Systems Technology, Inc. (a)	6,586	347,214

		2,774,447

Healthcare Providers & Services—4.7%
Addus HomeCare Corp. (a)	3,784	240,625
BioTelemetry, Inc. (a)	5,028	314,853
Catasys, Inc. (a)	12,956	158,452
Joint Corp. (a)	11,239	177,014
RadNet, Inc. (a)	17,623	218,349

		1,109,293

Healthcare Technology—3.7%
OptimizeRx Corp. (a)	9,954	126,615
Tabula Rasa HealthCare, Inc. (a)	7,045	397,479
Vocera Communications, Inc. (a)	11,365	359,475

		883,569

Hotels, Restaurants & Leisure—2.7%
Carrols Restaurant Group, Inc. (a)	22,651	225,830
Century Casinos, Inc. (a)	25,515	231,166
Red Lion Hotels Corp. (a)	22,786	184,111

		641,107

Household Durables—0.9%
LGI Homes, Inc. (a)	3,660	220,478

Interactive Media & Services—1.5%
Meet Group, Inc. (a)	33,064	166,312
QuinStreet, Inc. (a)	14,732	197,261

		363,573

	Shares	Value

Internet & Direct Marketing Retail—1.2%
Gaia, Inc., Class A (a)	16,345	$149,557
RumbleON, Inc., Class B (a)	27,106	133,903

		283,460

IT Services—3.1%
Brightcove, Inc. (a)	21,768	183,069
Carbonite, Inc. (a)	9,183	227,830
Hackett Group, Inc.	19,695	311,181

		722,080

Leisure Equipment & Products—0.9%
MasterCraft Boat Holdings, Inc. (a)	9,605	216,785

Life Sciences Tools & Services—6.7%
Champions Oncology, Inc. (a)	17,063	167,047
Codexis, Inc. (a)	9,293	190,785
Fluidigm Corp. (a)	23,665	314,508
NeoGenomics, Inc. (a)	28,856	590,394
Quanterix Corp. (a)	12,358	319,207

		1,581,941

Machinery—1.6%
LiqTech International, Inc. (a)	89,549	192,530
Manitex International, Inc. (a)	23,110	176,792

		369,322

Media—0.7%
Cardlytics, Inc. (a)	9,756	161,364

Metals & Mining—0.6%
Universal Stainless & Alloy Products, Inc. (a)	8,911	147,655

Oil, Gas & Consumable Fuels—2.4%
Evolution Petroleum Corp.	24,110	162,743
Lonestar Resources U.S., Inc., Class A (a)	33,210	133,172
Penn Virginia Corp. (a)	3,699	163,126
Ring Energy, Inc. (a)	19,727	115,797

		574,838

Pharmaceuticals—3.1%
ANI Pharmaceuticals, Inc. (a)	4,077	287,592
Cymabay Therapeutics, Inc. (a)	9,487	125,987
Intersect ENT, Inc. (a)	7,034	226,143
WaVe Life Sciences Ltd. (a)	2,532	98,368

		738,090

Professional Services—1.1%
CRA International, Inc.	5,104	257,956

Road & Rail—0.7%
USA Truck, Inc. (a)	11,266	162,681

Semiconductors & Semiconductor Equipment—3.1%
Adesto Technologies Corp. (a)	29,248	176,950
AXT, Inc. (a)	30,675	136,504
FormFactor, Inc. (a)	15,088	242,766
Ichor Holdings Ltd. (a)	8,183	184,772

		740,992

Software—8.3%
Agilysys, Inc. (a)	6,048	128,036
Amber Road, Inc. (a)	26,933	233,509
eGain Corp. (a)	26,543	277,374
Model N, Inc. (a)	15,221	266,976
QAD, Inc., Class A	5,981	257,602
ShotSpotter, Inc. (a)	5,311	205,005
Upland Software, Inc. (a)	9,438	399,794
Zix Corp. (a)	28,855	198,522

		1,966,818

204	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2019 (Unaudited)

	Shares	Value

Water Utilities—1.2%
AquaVenture Holdings Ltd. (a)	15,184	$293,810

Wireless Telecommunication Services—1.8%
Boingo Wireless, Inc. (a)	17,842	415,362

Total Common Stock (cost—$18,501,358)		23,563,077

	Principal Amount (000s)

Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 3/29/19, 0.50%, due 4/1/19, proceeds $226,009; collateralized by U.S. Treasury Notes, 1.75%, due 6/30/22, valued at $232,788 including accrued interest
(cost—$226,000)	$226	226,000

Total Investments (cost—$18,727,358)—100.6%		23,789,077

Liabilities in excess of other assets—(0.6)%		(132,911)

Net Assets—100.0%		$23,656,166

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	205

Statements of Assets and Liabilities

March 31, 2019 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$2,532,405	$1,542,456	$358,438	$497,330	$249,489
Investments in Affiliates, at value	29,841,764	44,759,084	56,086,722	42,853,664	45,046,624
Repurchase agreements, at value	841,000	1,060,000	1,047,000	1,080,000	1,071,000
Cash	211	155	267	61	943
Foreign currency, at value	—	—	—	—	—
Deposits with brokers for derivatives collateral	326,610	619,499	845,282	726,933	859,239
Receivable for Fund shares sold	12,284	26,223	13,573	36,108	13,140
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	7,804	9,391	10,506	8,366	7,583
Dividends and interest receivable (net of foreign withholding taxes)	35	44	44	45	45
Receivable for variation margin on futures contracts	—	9,498	770	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	—
Receivable from Investment Manager	—	—	391	—	—
Prepaid expenses and other assets	57	57	57	57	57
Total Assets	33,562,170	48,026,407	58,363,050	45,202,564	47,248,120
Liabilities:
Payable for Fund shares redeemed	1,127,252	532,779	37,706	67,923	60,322
Trustees Deferred Compensation Plan payable (see Note 5)	7,804	9,391	10,506	8,366	7,583
Payable for variation margin on futures contracts	3,254	—	—	5,415	12,931
Servicing fees payable	943	1,353	1,648	1,337	844
Administration fees payable	884	87	—	2,369	3,761
Distribution fees payable	437	295	802	344	383
Payable for investments in Affiliates purchased	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	1,140,574	543,905	50,662	85,754	85,824
Net Assets	$32,421,596	$47,482,502	$58,312,388	$45,116,810	$47,162,296
Net Assets Consist of:
Paid-in-capital	$31,264,198	$45,424,650	$55,178,483	$42,792,296	$44,685,839
Total distributable earnings (loss)	1,157,398	2,057,852	3,133,905	2,324,514	2,476,457
Net Assets	$32,421,596	$47,482,502	$58,312,388	$45,116,810	$47,162,296
Cost of Investments	$2,464,342	$1,524,211	$356,900	$497,333	$249,489
Cost of Investments in Affiliates	$29,337,058	$43,896,985	$55,080,517	$42,896,104	$45,829,990
Cost of Repurchase Agreements	$841,000	$1,060,000	$1,047,000	$1,080,000	$1,071,000
Cost of Foreign Currency	$—	$—	$—	$—	$—

206	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$—	$—	$—	$10,105,177	$19,003,500	$480,874,211	$23,778,099
30,472,137	31,677,596	16,206,876	21,497,318	294,140,557	—	—
603,000	755,000	494,000	305,000	4,975,000	2,387,000	186,000
801	45	456	4,039	24	279	297
—	—	—	—	—	538,233	46,422
672,107	706,683	409,839	948,111	3,317,710	—	—
14,176	37,727	18,831	7,142	110,535	75,998	335
4,730	4,564	2,102	4,543	56,771	86,867	5,632
25	31	21	59,838	207	1,203,151	136,722
—	—	—	72,235	44,170	—	—
—	—	—	24,301	—	—	—
—	—	—	—	—	186,644	59,231
—	—	—	—	—	—	3,575
57	57	57	57	65,351	47,100	47,866
31,767,033	33,181,703	17,132,182	33,027,761	321,713,825	485,399,483	24,264,179

119,071	478,001	55,342	46,629	210,380	1,223,179	15,551
4,730	4,564	2,102	4,543	56,771	86,867	5,632
9,875	11,117	5,466	—	—	—	—
454	655	353	2,879	12,551	231	98
2,959	3,026	1,630	3,968	—	—	—
248	754	312	1,233	5,482	11	28
—	—	—	24,301	—	—	—
491	727	392	—	45,345	138,204	—
—	—	—	—	154,988	560,629	160,536
137,828	498,844	65,597	83,553	485,517	2,009,121	181,845
$31,629,205	$32,682,859	$17,066,585	$32,944,208	$321,228,308	$483,390,362	$24,082,334

$30,157,810	$31,532,972	$16,778,318	$34,767,924	$305,355,161	$455,949,440	$24,651,799
1,471,395	1,149,887	288,267	(1,823,716)	15,873,147	27,440,922	(569,465)
$31,629,205	$32,682,859	$17,066,585	$32,944,208	$321,228,308	$483,390,362	$24,082,334
$—	$—	$—	$9,766,616	$18,956,107	$452,630,966	$23,688,508
$31,311,321	$33,054,229	$17,076,361	$21,396,045	$292,693,292	$—	$—
$603,000	$755,000	$494,000	$305,000	$4,975,000	$2,387,000	$186,000
$—	$—	$—	$—	$—	$538,116	$46,813

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	207

Statements of Assets and Liabilities (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets:
Class A	$4,158,402	$6,198,150	$6,984,804	$6,002,933	$3,761,138
Class C	204,123	—	603,551	—	61,788
Class R	3,057	237,433	271,090	281,045	204,383
Class P	12,162,296	22,282,149	26,897,727	20,463,092	17,564,804
Institutional Class	—	—	—	—	—
Class R6	15,870,564	18,629,184	23,403,012	18,214,745	25,522,567
Administrative Class	23,154	135,586	152,204	154,995	47,616
Shares Issued and Outstanding:
Class A	219,528	366,082	343,786	342,479	183,055
Class C	10,749	—	29,972	—	3,003
Class R	165	14,113	13,321	16,105	10,020
Class P	638,747	1,318,816	1,310,831	1,163,828	852,873
Institutional Class	—	—	—	—	—
Class R6	832,098	1,099,883	1,135,844	1,034,547	1,236,798
Administrative Class	1,218	7,981	7,398	8,779	2,325
Net Asset Value and Redemption Price Per Share:*
Class A	$18.94	$16.93	$20.32	$17.53	$20.55
Class C	18.99	—	20.14	—	20.58
Class R	18.51	16.82	20.35	17.45	20.40
Class P	19.04	16.90	20.52	17.58	20.59
Institutional Class	—	—	—	—	—
Class R6	19.07	16.94	20.60	17.61	20.64
Administrative Class	19.00	16.99	20.57	17.65	20.48

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

208	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$1,989,669	$2,787,163	$1,578,564	$12,196,247	$51,452,286	$1,071,807	$429,860
—	188,429	—	1,529,288	7,879,669	16,610	43,595
165,275	147,141	65,646	95,620	19,867	—	—
13,818,398	11,117,515	6,513,225	8,674,370	6,302,183	730,433	102,776
—	—	—	68,554	5,860,300	468,356	341,000
15,327,049	17,871,686	8,732,294	10,369,953	249,691,960	481,103,156	23,165,103
328,814	570,925	176,856	10,176	22,043	—	—

110,324	139,413	90,610	709,932	4,817,058	75,815	31,804
—	9,599	—	88,997	717,110	1,175	3,238
9,276	7,365	3,780	5,315	1,880	—	—
768,484	552,211	371,422	499,283	596,012	51,629	7,604
—	—	—	4,056	550,502	33,597	25,194
850,013	884,180	495,803	612,988	23,960,495	34,216,956	1,705,013
18,393	28,503	10,144	580	2,005	—	—

$18.03	$19.99	$17.42	$17.18	$10.68	$14.14	$13.52
—	19.63	—	17.18	10.99	14.13	13.46
17.82	19.98	17.37	17.99	10.57	—	—
17.98	20.13	17.54	17.37	10.57	14.15	13.52
—	—	—	16.90	10.65	13.94	13.53
18.03	20.21	17.61	16.92	10.42	14.06	13.59
17.88	20.03	17.43	17.54	10.99	—	—

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	209

Statements of Assets and Liabilities (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Assets:
Investments, at value	$94,253,996	$503,835,708	$31,599,124	$42,030,276	$39,757,254
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	307,000	28,688,000	—	622,000	426,000
Cash	2,585	931	—	474,864	752
Foreign currency, at value	1,309	—	—	—	59,488
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	120,697	1,340,425	160,736	230,156	128,580
Receivable for investments sold	—	2,429,061	3,431,391	9,822,769	320,775
Swap premiums paid	—	—	4,147	—	—
Deposits with brokers for derivatives collateral	191,670	—	240,172	479,221	—
Receivable for Fund shares sold	36,066	625,363	—	—	—
Receivable from Investment Manager	—	—	9,672	11,970	—
Deferred offering costs	—	—	19,920	19,921	—
Tax reclaims receivable	—	—	—	—	4,763
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	16,753	142,535	712	1,002	6,458
Receivable for variation margin on centrally cleared swaps	—	—	4,535	788	—
Receivable for principal paydowns	—	—	—	—	—
Receivable for variation margin on futures contracts	1,680	—	9,567	—	—
Prepaid expenses and other assets	48,727	76,551	11,987	12,103	22,502
Total Assets	94,980,483	537,138,574	35,491,963	53,705,070	40,726,572
Liabilities:
Payable for investments purchased	—	7,578,786	2,637,545	10,860,207	—
Payable for Fund shares redeemed	5,946	101,162	—	—	—
Payable for TBA investments purchased	—	—	—	—	—
Payable to custodian for cash overdraft	—	—	761,724	—	—
Payable for terminated swaps	—	—	—	1,440	—
Payable for variation margin on futures contracts	—	—	—	14,594	—
Investment management fees payable	12,512	255,174	—	—	23,346
Distribution fees payable	—	33,615	—	—	—
Servicing fees payable	177	22,900	—	—	14
Swap premiums received	—	—	—	181,434	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Due to Investment Manager	—	—	19,920	19,921	—
Trustees Deferred Compensation Plan payable (see Note 5)	16,753	142,535	712	1,002	6,458
Accrued expenses and other liabilities	123,984	411,757	79,351	78,073	150,163
Total Liabilities	159,372	8,545,929	3,499,252	11,156,671	179,981
Net Assets	$94,821,111	$528,592,645	$31,992,711	$42,548,399	$40,546,591

210	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$18,017,582	$9,635,163	$14,614,742	$215,896,654	$21,873,056	$29,343,124	$566,257,432
—	—	—	3,453,439	—	—	—
1,865,000	114,000	135,000	4,761,000	1,152,000	921,000	5,033,000
—	310	—	779	150,684	892	303
4,005	11,356	152,476	594,213	11,445	4	6
38,762	—	34,562	—	48,998	—	—
198,609	43,083	64,567	894,424	341,306	36,282	1,015,195
386,713	—	—	—	297,422	—	2,563,172
—	—	—	—	—	—	—
—	—	9,178	3,982,715	4,140	—	—
—	—	—	—	—	3,607	271,510
1,869	6,151	8,995	—	—	—	—
—	—	—	—	—	—	—
—	—	—	51,287	3,774	29,839	854,268
4,873	1,574	861	31,605	2,368	3,766	87,872
—	—	—	—	—	—	—
—	—	4,669	—	—	—	—
—	—	2,165	65,667	1,359	—	—
31,188	21,338	20,626	77,862	27,737	31,502	52,089
20,548,601	9,832,975	15,047,841	229,809,645	23,914,289	30,370,016	576,134,847

—	—	50,000	—	462,398	—	3,054,451
—	—	—	—	—	—	494,129
—	—	—	14,856,179	—	—	—
382,744	—	3,382	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	74,469	4,675	115	356,440
8	—	—	912	—	—	45,484
29	23	—	571	—	117	48,877
—	—	—	—	—	—	—
41,771	—	—	—	—	—	—
—	—	—	—	—	—	—
4,873	1,574	861	31,605	2,368	3,766	87,872
133,188	136,994	130,444	491,966	136,675	111,189	850,716
562,613	138,591	184,687	15,455,702	606,116	115,187	4,937,969
$19,985,988	$9,694,384	$14,863,154	$214,353,943	$23,308,173	$30,254,829	$571,196,878

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	211

Statements of Assets and Liabilities (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Net Assets Consist of:
Paid-in-capital	$82,448,010	$469,600,727	$31,152,594	$41,475,064	$38,605,661
Total distributable earnings (loss)	12,373,101	58,991,918	840,117	1,073,335	1,940,930
Net Assets	$94,821,111	$528,592,645	$31,992,711	$42,548,399	$40,546,591
Cost of Investments	$82,150,281	$452,101,308	$31,154,711	$41,418,585	$33,978,112
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$307,000	$28,688,000	$—	$622,000	$426,000
Cost of Foreign Currency	$1,302	$—	$—	$—	$59,442
Net Assets:
Class A	$805,797	$56,600,168	$—	$—	$63,314
Class C	67,755	51,434,130	—	—	—
Class R	—	106,964	—	—	—
Class P	289,071	107,771,720	10,513	10,493	—
Institutional Class	57,846	312,167,927	42,152	10,498	40,483,277
Class R6	93,600,642	—	31,940,046	42,527,408	—
Administrative Class	—	511,736	—	—	—
Shares Issued and Outstanding:
Class A	51,852	2,025,431	—	—	4,589
Class C	4,497	1,818,040	—	—	—
Class R	—	3,681	—	—	—
Class P	18,769	3,964,636	682	682	—
Institutional Class	3,745	11,361,408	2,736	682	2,938,868
Class R6	6,018,231	—	2,073,725	2,764,006	—
Administrative Class	—	18,507	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.54	$27.94	$—	$—	$13.80
Class C	15.07	28.29	—	—	—
Class R	—	29.06	—	—	—
Class P	15.40	27.18	15.41	15.39	—
Institutional Class	15.45	27.48	15.40	15.39	13.78
Class R6	15.55	—	15.40	15.39	—
Administrative Class	—	27.65	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

212	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$21,567,751	$8,848,412	$15,132,510	$204,279,679	$23,820,714	$25,272,263	$471,614,100
(1,581,763)	845,972	(269,356)	10,074,264	(512,541)	4,982,566	99,582,778
$19,985,988	$9,694,384	$14,863,154	$214,353,943	$23,308,173	$30,254,829	$571,196,878
$17,491,539	$8,218,558	$14,621,612	$203,157,869	$21,806,422	$25,268,478	$465,135,864
$—	$—	$—	$3,619,006	$—	$—	$—
$1,865,000	$114,000	$135,000	$4,761,000	$1,152,000	$921,000	$5,033,000
$3,999	$11,347	$153,002	$595,739	$11,580	$4	$6

$123,216	$108,099	$—	$1,909,835	$—	$562,048	$158,609,716
13,233	—	—	681,341	—	—	71,076,538
—	—	—	112,680	—	—	—
11,457	—	10,226	11,266,709	10,710	16,861,947	205,531,267
19,838,082	9,586,285	14,852,928	10,460,924	23,297,463	12,830,834	135,979,357
—	—	—	189,899,909	—	—	—
—	—	—	22,545	—	—	—

8,929	6,636	—	101,692	—	32,373	10,562,035
953	—	—	36,850	—	—	4,955,973
—	—	—	6,023	—	—	—
846	—	693	604,252	730	965,422	13,689,059
1,459,587	600,013	1,008,202	549,392	1,589,691	720,632	9,223,225
—	—	—	10,138,491	—	—	—
—	—	—	1,204	—	—	—

$13.80	$16.29	$—	$18.78	$—	$17.36	$15.02
13.89	—	—	18.49	—	—	14.34
—	—	—	18.71	—	—	—
13.55	—	14.75	18.65	14.67	17.47	15.01
13.59	15.98	14.73	19.04	14.66	17.80	14.74
—	—	—	18.73	—	—	—
—	—	—	18.73	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	213

Statements of Assets and Liabilities† (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Assets:
Investments, at value	$5,607,899	$135,241,475	$27,048,851	$105,728,144	$19,059,348
Repurchase agreements, at value	—	2,903,000	212,000	2,201,000	107,000
Cash	—	129	2,265	686	387
Foreign currency, at value	33,196	—	98	738,424	—
Unrealized appreciation of forward foreign currency contracts	12,509	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	38,617	2,128,274	42,416	399,262	1,415
Receivable for investments sold	—	2,513,992	—	471,671	8,537
Swap premiums paid	—	—	—	—	—
Deposits with brokers for derivatives collateral	15	—	—	—	—
Receivable for Fund shares sold	20,000	42,097	—	35,933	—
Receivable from Investment Manager	7,130	—	—	—	—
Deferred offering costs	54,441	—	—	—	—
Tax reclaims receivable	211	—	23,667	226,447	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	40	40,243	2,629	23,257	5,017
Receivable for variation margin on centrally cleared swaps	—	—	—	—	—
Prepaid expenses and other assets	4,428	69,680	24,932	68,366	33,911
Total Assets	5,778,486	142,938,890	27,356,858	109,893,190	19,215,615
Liabilities:
Payable for investments purchased	—	3,517,253	14,146	181,477	731
Payable for Fund shares redeemed	—	460,811	—	67,623	17,650
Payable to custodian for cash overdraft	45,418	—	—	—	—
Payable to custodian for foreign currency overdraft, at value	—	—	—	—	—
Payable for variation margin on centrally cleared swaps	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	56,545	4,212	28,672	4,970
Distribution fees payable	—	3,828	—	1,022	—
Servicing fees payable	17	8,051	158	1,731	382
Swap premiums received	—	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	10,638	—	—	—	—
Due to Investment Manager	54,441	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	40	40,243	2,629	23,257	5,017
Accrued expenses and other liabilities	30,812	231,210	91,470	377,450	119,840
Total Liabilities	141,366	4,317,941	112,615	681,232	148,590
Net Assets	$5,637,120	$138,620,949	$27,244,243	$109,211,958	$19,067,025

214	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond

$117,241,521	$26,933,251	$81,659,009	$27,488,851	$14,443,130	$1,055,072,374	$7,146,209
2,043,000	500,000	—	149,000	125,000	146,016,000	306,000
742	88,766	—	351	894	134,087	371
1,471,675	—	—	—	—	—	—
—	—	—	—	—	—	—
339,941	93,256	—	6	166,448	17,776,470	72,161
198,922	—	688,650	2,932	440,611	—	102,250
—	27,218	—	—	—	—	—
—	3,898,951	231,690	80,330	19,681	—	—
60,468	3,950	—	—	—	3,531,809	—
—	20,313	—	6,768	2,982	—	—
—	—	—	—	19,920	—	53,507
—	—	—	—	—	—	—
13,684	13,061	1,911	3,328	281	183,043	94
—	24,341	—	—	—	—	—
49,079	27,863	31,382	28,143	11,945	78,360	10,336
121,419,032	31,630,970	82,612,642	27,759,709	15,230,892	1,222,792,143	7,690,928

279,956	—	24,052	98,468	410,773	28,780,482	100,000
145,683	—	273	—	—	1,182,892	—
—	—	657,537	—	—	—	—
—	200	—	—	—	—	—
—	—	—	—	629	—	—
—	32,491	—	—	—	—	—
—	—	472,761	41,125	—	—	—
31,359	—	16,003	—	—	444,111	2,382
732	—	—	—	—	26,599	—
4,020	—	—	—	—	59,166	143
—	—	—	—	29,227	—	—
—	—	—	—	—	—	—
—	—	—	—	19,920	—	53,507
13,684	13,061	1,911	3,328	281	183,043	94
504,731	131,581	188,635	174,314	58,166	671,391	76,032
980,165	177,333	1,361,172	317,235	518,996	31,347,684	232,158
$120,438,867	$31,453,637	$81,251,470	$27,442,474	$14,711,896	$1,191,444,459	$7,458,770

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	215

Statements of Assets and Liabilities† (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Net Assets Consist of:
Paid-in-capital	$5,409,495	$177,846,548	$23,702,950	$103,484,247	$15,768,342
Total distributable earnings (loss)	227,625	(39,225,599)	3,541,293	5,727,711	3,298,683
Net Assets	$5,637,120	$138,620,949	$27,244,243	$109,211,958	$19,067,025
Cost of Investments	$5,453,490	$142,107,097	$23,171,152	$93,080,721	$14,885,305
Cost of Repurchase Agreements	$—	$2,903,000	$212,000	$2,201,000	$107,000
Cost of Foreign Currency	$33,226	$—	$98	$738,607	$—
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$80,802	$31,123,892	$729,201	$5,782,769	$1,735,018
Class C	—	5,981,856	—	1,236,555	—
Class R	—	827,943	—	1,057,383	—
Class P	160,756	14,225,184	—	25,306,205	885,952
Institutional Class	5,395,562	86,440,377	26,515,042	46,788,743	16,446,055
Class R6	—	—	—	29,040,303	—
Administrative Class	—	21,697	—	—	—
Shares Issued and Outstanding:
Class A	5,159	3,544,373	42,340	182,814	161,732
Class C	—	682,477	—	40,759	—
Class R	—	98,613	—	35,533	—
Class P	10,266	1,690,284	—	806,665	81,782
Institutional Class	344,371	10,238,300	1,501,089	1,433,530	1,507,562
Class R6	—	—	—	894,858	—
Administrative Class	—	2,588	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.66	$8.78	$17.22	$31.63	$10.73
Class C	—	8.76	—	30.34	—
Class R	—	8.40	—	29.76	—
Class P	15.66	8.42	—	31.37	10.83
Institutional Class	15.67	8.44	17.66	32.64	10.91
Class R6	—	—	—	32.45	—
Administrative Class	—	8.38	—	—	—

†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

216	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond

$135,987,219	$32,112,652	$83,215,636	$27,233,724	$14,630,193	$1,296,094,838	$7,392,056
(15,548,352)	(659,015)	(1,964,166)	208,750	81,703	(104,650,379)	66,714
$120,438,867	$31,453,637	$81,251,470	$27,442,474	$14,711,896	$1,191,444,459	$7,458,770
$110,216,948	$26,915,407	$79,998,096	$27,510,615	$14,273,690	$1,086,588,454	$7,063,335
$2,043,000	$500,000	$—	$149,000	$125,000	$146,016,000	$306,000
$1,468,440	$—	$—	$—	$—	$—	$—
$—	$200	$—	$—	$—	$—	$—
$—	$—	$1,005,827	$120,011	$—	$—	$—

$17,261,114	$—	$—	$—	$—	$155,242,905	$655,856
1,168,251	—	—	—	—	124,552,449	—
—	—	—	—	—	—	—
2,256,038	9,483	1,018,123	10,392	10,407	508,751,634	10,303
99,753,464	504,795	39,733,135	273,722	1,608,356	369,352,204	6,792,611
—	30,939,359	40,500,212	27,158,360	13,093,133	33,545,267	—
—	—	—	—	—	—	—

1,061,023	—	—	—	—	10,696,802	43,372
71,830	—	—	—	—	8,588,424	—
—	—	—	—	—	—	—
138,777	1,009	102,319	1,033	693	35,305,035	681
6,156,696	53,766	3,991,420	27,167	107,156	25,613,440	448,844
—	3,292,009	4,047,179	2,698,710	872,421	2,327,021	—
—	—	—	—	—	—	—

$16.27	$—	$—	$—	$—	$14.51	$15.12
16.26	—	—	—	—	14.50	—
—	—	—	—	—	—	—
16.26	9.40	9.95	10.06	15.01	14.41	15.13
16.20	9.39	9.95	10.08	15.01	14.42	15.13
—	9.40	10.01	10.06	15.01	14.42	—
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	217

Statements of Assets and Liabilities (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$618,920,815	$2,158,264	$23,563,077
Repurchase agreements, at value	142,603,000	—	226,000
Cash	746	—	41
Dividends and interest receivable (net of foreign withholding taxes)	5,942	9,495	626
Receivable for investments sold	7,019,886	13,944	—
Deposits with brokers for derivatives collateral	3,153,717	3,832	—
Receivable for Fund shares sold	1,114,747	4,419	7,563
Receivable from Investment Manager	—	14,927	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	71,071	714	6,675
Prepaid expenses and other assets	61,103	34,895	33,244
Total Assets	772,951,027	2,240,490	23,837,226
Liabilities:
Payable for investments purchased	14,997,607	—	—
Payable for Fund shares redeemed	619,673	—	10,113
Payable to custodian for cash overdraft	—	12,865	—
Options written, at value	77,615,897	5,420	—
Investment management fees payable	333,157	—	15,891
Distribution fees payable	9,362	116	—
Servicing fees payable	13,013	150	1,316
Trustees Deferred Compensation Plan payable (see Note 5)	71,071	714	6,675
Accrued expenses and other liabilities	552,489	68,002	147,065
Total Liabilities	94,212,269	87,267	181,060
Net Assets	$678,738,758	$2,153,223	$23,656,166
Net Assets Consist of:
Paid-in-capital	$678,318,263	$2,483,094	$19,190,015
Total distributable earnings (loss)	420,495	(329,871)	4,466,151
Net Assets	$678,738,758	$2,153,223	$23,656,166
Cost of Investments	$595,301,229	$1,797,440	$18,501,358
Cost of Repurchase Agreements	$142,603,000	$—	$226,000
Premiums Received for Options Written	$68,953,838	$3,455	$—

218	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$45,870,657	$526,155	$6,000,798
Class C	14,630,406	180,540	—
Class P	153,092,703	66,867	3,990,182
Institutional Class	414,503,553	1,379,661	13,665,186
Class R6	50,641,439	—	—
Shares Issued and Outstanding:
Class A	2,903,490	30,863	495,622
Class C	964,394	11,053	—
Class P	9,719,741	4,018	318,832
Institutional Class	26,119,145	79,545	1,087,872
Class R6	3,204,462	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.80	$17.05	$12.11
Class C	15.17	16.33	—
Class P	15.75	16.64	12.52
Institutional Class	15.87	17.34	12.56
Class R6	15.80	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	219

Statements of Operations

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$586,160	$903,093	$1,170,358	$930,484	$1,013,239
Dividends, net of foreign withholding taxes*	38,511	12,972	3,048	720	—
Interest	6,763	12,270	11,768	10,465	11,214
Contribution from Investment Manager (see Note 6)	1,040	5,189	7,372	—	—
Miscellaneous	1	1	1	1	1
Total Investment Income	632,475	933,525	1,192,547	941,670	1,024,454
Expenses:
Investment management	8,258	11,921	14,274	10,573	10,985
Administration	19,855	30,528	36,710	28,261	24,325
Distribution — Class C	763	—	2,311	—	225
Distribution — Class R	69	284	342	584	262
Servicing — Class A	5,102	7,433	8,324	7,364	4,454
Servicing — Class C	254	—	770	—	75
Servicing — Class R	69	284	342	584	262
Administrative servicing — Class P	—	—	—	—	—
Distribution and/or servicing — Administrative Class	549	228	545	404	539
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Line of credit commitment	441	633	757	556	575
Legal	22	32	38	28	29
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Recoupment	—	—	—	—	—
Miscellaneous	178	255	304	223	236
Total Expenses	35,560	51,598	64,717	48,577	41,967
Less: Fee Waiver/Reimbursement from Investment Manager	(19,910)	(34,467)	(43,039)	(22,784)	(11,439)
Net Expenses	15,650	17,131	21,678	25,793	30,528
Net Investment Income	616,825	916,394	1,170,869	915,877	993,926

220	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$692,573	$746,804	$370,339	$593,004	$6,099,819	$—	$—
—	—	—	506,263	199,520	5,531,168	296,547
6,923	6,660	3,952	12,333	41,326	12,008	263
—	—	—	2,066	—	—	—
1	—	—	1	5	10	—
699,497	753,464	374,291	1,113,667	6,340,670	5,543,186	296,810

7,338	7,725	3,918	8,446	1,072,879	706,004	34,925
16,844	16,980	9,069	27,818	—	—	—
—	671	—	5,317	33,593	77	239
187	160	111	120	35	—	—
2,511	3,264	1,971	12,954	63,176	1,308	530
—	224	—	1,772	11,198	26	80
187	160	111	120	35	—	—
—	—	—	—	1,503	720	53
689	983	428	552	26	—	—
—	—	—	—	11,599	487	235
—	—	—	—	7,189	7	17
—	—	—	—	5	—	—
—	—	—	—	1,669	795	—
382	402	200	449	4,023	6,224	305
19	20	10	23	13,896	25,296	5,111
—	—	—	—	19,695	31,597	1,504
—	—	—	—	27,242	166,024	60,080
—	—	—	—	18,142	18,993	5,621
—	—	—	—	30,641	11,734	2,752
—	—	—	—	7,417	11,121	2,920
—	—	—	—	21,531	26,222	18,566
—	—	—	—	48,542	34,509	33,623
—	—	—	—	412	—	—
155	165	79	184	6,129	9,730	2,966
28,312	30,754	15,897	57,755	1,400,577	1,050,874	169,527
(3,027)	(1,982)	(437)	(26,483)	(822,770)	(99,200)	(115,933)
25,285	28,772	15,460	31,272	577,807	951,674	53,594
674,212	724,692	358,831	1,082,395	5,762,863	4,591,512	243,216

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	221

Statements of Operations (cont’d)

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(25,831)	$(4,845)	$(8,199)	$(368)	$—
Investments in Affiliates	(16,276)	52,468	(252,847)	(126,171)	(4,399)
Futures contracts	56,512	(96,884)	(213,725)	(221,833)	(307,003)
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(455)	(1,609)	(3,848)	(4,017)	(6,322)
Net capital gain distributions received from underlying Affiliated funds	827,660	1,486,727	2,815,067	3,006,167	3,889,402
Payments from Affiliates (See Note 7)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	81,485	23,238	5,612	(3)	—
Investments in Affiliates	(1,709,752)	(3,219,763)	(5,109,789)	(4,962,089)	(6,308,005)
Futures contracts	39,747	39,308	69,370	78,681	99,194
Foreign currency transactions	(15)	(1,434)	1,861	3,201	4,609
Net realized and change in unrealized loss	(746,925)	(1,722,794)	(2,696,498)	(2,226,432)	(2,632,524)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(130,100)	$(806,400)	$(1,525,629)	$(1,310,555)	$(1,638,598)
*Foreign withholding taxes	$—	$—	$—	$—	$—

222	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$(21)	$(37)	$(10)	$(205,147)	$(480,419)	$(876,799)	$(518,311)
(72,576)	(73,978)	(28,250)	(596,989)	(787,573)	—	—
(207,343)	(233,247)	(102,803)	(242,278)	(1,614,233)	33,880	—
—	—	—	—	—	—	1,326
(1,792)	(1,403)	(1,140)	(5,628)	(1,132)	(52,135)	(3,560)
2,845,792	3,161,081	1,567,333	124,643	17,278,464	—	—
—	—	—	—	36,174	—	—

—	—	—	93,434	729,391	(27,146,927)	(1,234,956)
(4,439,632)	(4,944,527)	(2,397,516)	159,128	(24,059,213)	—	—
71,583	78,868	42,059	198,527	732,081	14,105	—
1,052	442	90	3,441	(375)	(14,851)	(1,607)
(1,802,937)	(2,012,801)	(920,237)	(470,869)	(8,166,835)	(28,042,727)	(1,757,108)
$(1,128,725)	$(1,288,109)	$(561,406)	$611,526	$(2,403,972)	$(23,451,215)	$(1,513,892)
$—	$—	$—	$19	$—	$270,166	$28,821

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	223

Statements of Operations (cont’d)

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Investment Income:
Interest, net of foreign withholding taxes*	$5,690	$3,436,501	$496,380	$689,140	$1,610
Dividends from investments in Affiliates	—	—	—	—	—
Dividends, net of foreign withholding taxes*	1,092,210	1,937,752	—	—	293,021
Miscellaneous	2	9	1	1	—
Total Investment Income	1,097,902	5,374,262	496,381	689,141	294,631
Expenses:
Investment management	137,136	1,468,670	37,336	61,385	175,650
Distribution — Class C	210	186,955	—	—	—
Distribution — Class R	—	121	—	—	—
Servicing — Class A	674	70,484	—	—	82
Servicing — Class C	70	62,318	—	—	—
Servicing — Class R	—	121	—	—	—
Administrative servicing — Class P	494	29,093	—	—	—
Distribution and/or servicing — Administrative Class	—	966	—	—	—
Sub-transfer agent — Class A	38	22,914	—	—	56
Sub-transfer agent — Class C	10	14,418	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	19	55,178	179	—	4,865
Sub-transfer agent — Administrative Class	—	81	—	—	—
Legal	6,298	24,969	8,973	6,794	6,597
Trustees	6,296	30,476	1,516	2,217	2,558
Audit and tax services	20,655	37,431	26,268	25,969	21,529
Registration	33,677	44,221	6,409	6,396	16,675
Custodian and accounting agent	47,230	51,120	36,186	45,051	61,601
Shareholder communications	7,748	39,816	8,155	7,454	7,188
Transfer agent	3,512	15,427	1,793	756	1,678
Offering	—	—	60,423	60,422	—
Excise tax	—	—	—	—	—
Insurance	4,445	9,581	2,901	3,132	3,330
Line of credit commitment	1,208	6,876	392	541	526
Miscellaneous	3,534	15,229	2,980	1,867	2,794
Total Expenses	273,254	2,186,465	193,511	221,984	305,129
Less: Fee Waiver/Reimbursement from Investment Manager	(87,927)	—	(163,231)	(170,078)	(70,168)
Net Expenses	185,327	2,186,465	30,280	51,906	234,961
Net Investment Income	912,575	3,187,797	466,101	637,235	59,670

224	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$489,747	$186	$199,460	$792,445	$586,494	$1,884	$14,635
—	—	—	10,244	—	—	—
—	89,233	—	2,077,097	—	275,180	3,975,713
240	20	—	4	—	1	3,011
489,987	89,439	199,460	2,879,790	586,494	277,065	3,993,359

55,469	55,892	27,707	732,684	67,098	117,110	2,706,645
53	—	—	2,645	—	—	266,776
—	—	—	142	—	—	—
150	144	—	2,637	—	701	193,841
17	—	—	882	—	—	88,926
—	—	—	142	—	—	—
—	—	—	6,149	—	146	97,767
—	—	—	27	—	—	—
37	58	—	736	—	171	68,021
6	—	—	528	—	—	37,274
—	—	—	127	—	—	—
743	1,010	40	3,911	18	4,050	55,484
—	—	—	—	—	—	—
6,834	7,984	4,182	13,853	4,088	7,725	17,395
965	612	890	15,173	1,182	1,613	37,192
26,316	29,576	25,964	20,612	25,968	18,385	26,279
28,943	15,847	14,244	46,514	15,967	22,707	37,155
40,216	53,067	35,856	173,054	34,509	52,297	153,203
7,365	6,513	20,322	14,037	6,482	5,212	62,602
1,475	1,208	485	8,249	1,138	1,897	31,125
—	—	23,057	—	—	—	—
—	—	78	—	—	—	—
2,822	2,618	2,656	6,608	2,812	2,932	11,583
238	122	202	2,781	295	377	7,666
4,524	1,954	2,863	6,108	3,151	2,797	7,534
176,173	176,605	158,546	1,057,599	162,708	238,120	3,906,468
(101,751)	(106,416)	(121,309)	(309,129)	(83,227)	(107,767)	(621,030)
74,422	70,189	37,237	748,470	79,481	130,353	3,285,438
415,565	19,250	162,223	2,131,320	507,013	146,712	707,921

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	225

Statements of Operations (cont’d)

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$332,926	$8,446,036	$299,550	$295,719	$(2,868,449)
Investments in Affiliates	—	—	—	—	—
Futures contracts	(111,139)	—	20,552	45,130	—
Swaps	—	—	65,539	67,775	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(189)	—	—	—	(40,834)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(4,650,076)	(13,065,219)	572,369	749,620	2,657,535
Investments in Affiliates	—	—	—	—	—
Futures contracts	1,801	—	92,551	156,521	—
Swaps	—	—	2,930	(12,572)	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(22)	—	—	—	(2,202)
Net realized and change in unrealized gain (loss)	(4,426,699)	(4,619,183)	1,053,491	1,302,193	(253,950)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(3,514,124)	$(1,431,386)	$1,519,592	$1,939,428	$(194,280)
* Foreign withholding taxes	$5,791	$—	$—	$—	$41,858

226	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$(131,482)	$(76,546)	$(292,844)	$(74,485)	$(458,442)	$839,449	$5,002,217
—	—	—	(92,104)	—	—	—
(23,544)	—	3,756	(4,567,019)	34,093	—	—
—	—	—	—	—	—	—
12,037	—	132,862	—	229,683	—	(21,222)
(7,628)	(4,519)	(20,190)	(26,677)	(21,857)	(26,148)	(181,175)
—	—	—	75,177	—	—	—

688,088	329,445	159,284	(3,788,441)	324,438	(2,204,201)	(11,806,748)
—	—	—	(95,907)	—	—	—
—	—	(11,644)	1,005,347	(6,223)	—	—
—	—	—	—	—	—	—
(3,009)	—	25,102	—	36,668	—	—
8,833	92	3,434	5,941	4,099	(706)	22,061
543,295	248,472	(240)	(7,558,168)	142,459	(1,391,606)	(6,984,867)
$958,860	$267,722	$161,983	$(5,426,848)	$649,472	$(1,244,894)	$(6,276,946)
$—	$12,398	$—	$90,441	$—	$8,987	$160,960

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	227

Statements of Operations† (cont’d)

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Green Bond (1)	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Investment Income:
Interest	$45,641	$4,834,480	$457	$5,514	$831
Dividends, net of foreign withholding taxes*	—	—	115,309	694,324	23,634
Contribution from Investment Manager (see Note 6)	—	—	—	—	—
Miscellaneous	—	42	—	2	—
Total Investment Income	45,641	4,834,522	115,766	699,840	24,465
Expenses:
Investment management	7,461	377,309	89,829	568,704	110,773
Performance fee adjustment	—	—	—	—	—
Distribution — Class C	—	24,367	—	5,684	—
Distribution — Class R	—	1,085	—	1,242	—
Servicing — Class A	46	39,980	1,019	7,949	2,362
Servicing — Class C	—	8,122	—	1,895	—
Servicing — Class R	—	1,085	—	1,242	—
Administrative servicing — Class P	—	6,114	—	21,000	563
Distribution and/or servicing — Administrative Class	—	26	—	—	—
Sub-transfer agent — Class A	—	23,440	71	3,766	1,002
Sub-transfer agent — Class C	—	2,282	—	989	—
Sub-transfer agent — Class R	—	969	—	426	—
Sub-transfer agent — Institutional Class	—	48,318	412	25,609	10,907
Legal	5,918	14,078	8,143	10,231	4,483
Trustees	247	9,943	1,398	8,680	1,417
Audit and tax services	20,247	28,158	20,766	21,126	19,013
Registration	1,511	42,266	16,557	43,998	22,304
Custodian and accounting agent	18,475	33,244	39,487	163,259	43,651
Interest expense	—	—	—	—	—
Shareholder communications	8,053	18,270	5,350	13,452	6,135
Transfer agent	1,207	11,496	1,586	8,925	2,369
Organizational	64,609	—	—	—	—
Offering	30,842	—	—	—	—
Excise tax	379	—	—	—	—
Insurance	—	5,470	2,794	5,472	2,938
Line of credit commitment	32	2,193	336	1,512	284
Miscellaneous	733	7,347	3,594	4,775	2,504
Total Expenses	159,760	705,562	191,342	919,936	230,705
Less: Fee Waiver/Reimbursement from Investment Manager	(149,907)	—	(87,299)	(305,607)	(88,298)
Net Expenses	9,853	705,562	104,043	614,329	142,407
Net Investment Income (Loss)	35,788	4,128,960	11,723	85,511	(117,942)

228	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond

$4,118	$329,855	$827	$160	$268,973	$24,391,039	$109,890
1,222,392	—	823,146	357,343	64,189	—	—
—	—	182,528	42,642	—	—	—
2	—	2,537	462	—	21,362	—
1,226,512	329,855	1,009,038	400,607	333,162	24,412,401	109,890

503,451	104,328	230,214	37,838	28,743	2,658,939	9,132
—	(37,864)	(14,411)	9,516	—	—	—
3,958	—	—	—	—	158,795	—
—	—	—	—	—	—	—
23,631	—	—	—	—	192,887	537
1,319	—	—	—	—	158,795	—
—	—	—	—	—	—	—
4,953	—	—	—	—	84,487	1
—	—	—	—	—	—	—
21,351	—	—	—	—	52,972	57
385	—	—	—	—	26,458	—
—	—	—	—	—	—	—
29,243	102	4,612	—	62	86,095	53
6,381	4,918	6,336	6,232	3,989	33,377	5,033
7,690	8,812	2,670	1,519	682	70,534	310
36,749	31,903	26,918	29,477	25,966	19,572	24,210
42,627	18,711	21,129	18,870	6,517	49,964	4,773
203,198	26,099	67,388	53,845	30,181	108,774	30,867
8,732	—	—	—	—	—	—
17,669	9,742	11,613	12,146	4,745	69,858	4,768
6,100	1,465	1,969	1,511	989	53,641	1,219
—	—	—	—	—	—	—
—	22,839	22,051	22,051	60,423	—	67,160
—	—	—	—	—	—	—
4,929	2,705	2,928	2,890	2,608	18,559	—
1,571	389	994	331	158	14,998	77
3,475	11,289	8,719	10,242	1,900	18,451	1,382
927,412	205,438	393,130	206,468	166,963	3,877,156	149,579
(359,962)	(192,349)	(302,082)	(172,534)	(134,484)	—	(137,088)
567,450	13,089	91,048	33,934	32,479	3,877,156	12,491
659,062	316,766	917,990	366,673	300,683	20,535,245	97,399

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	229

Statements of Operations† (cont’d)

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Green Bond (1)	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,023	(3,349,978)	(303,299)	(4,537,281)	(295,320)
Futures contracts	(2,656)	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	79,245	—	821	(138)	—
Foreign currency transactions	(23,103)	—	(6,497)	(82,002)	—
Net change in unrealized appreciation/depreciation of:
Investments	154,409	(39,592)	14,798	(15,577,923)	(3,790,784)
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	1,871	—	—	—	—
Foreign currency transactions	(252)	—	(88)	(7,311)	—
Net realized and change in unrealized gain (loss)	222,537	(3,389,570)	(294,265)	(20,204,655)	(4,086,104)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$258,325	$739,390	$(282,542)	$(20,119,144)	$(4,204,046)
*Foreign withholding taxes	$—	$—	$14,374	$68,049	$—

†

Consolidated Statement of Operations for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

(1)	Commencement of operations was November 19, 2018. Information represents the period from November 19, 2018 through March 31, 2019.

230	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond

(13,529,290)	(13,426)	1,029,117	65,281	(87,740)	310,877	4,482
—	(589,850)	—	—	—	—	—
—	—	(1,794,479)	(130,020)	—	—	—
—	(11,759)	—	—	261	—	—
—	—	—	—	—	—	—
(96,079)	3,870	—	—	—	—	—

11,887,308	30,775	(2,293,403)	875,704	172,572	(23,018,338)	88,527
—	506,395	—	—	—	—	—
—	—	179,471	23,144	—	—	—
—	(3,218)	—	—	(629)	—	—
—	—	—	—	—	—	—
6,969	(2,100)	—	—	—	—	—
(1,731,092)	(79,313)	(2,879,294)	834,109	84,464	(22,707,461)	93,009
$(1,072,030)	$237,453	$(1,961,304)	$1,200,782	$385,147	$(2,172,216)	$190,408
$134,324	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	231

Statements of Operations (cont’d)

Six Months ended March 31, 2019 (Unaudited)

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Investment Income:
Interest	$317,525	$—	$1,125
Dividends	6,541,501	21,215	27,985
Miscellaneous	43,318	127	1
Total Investment Income	6,902,344	21,342	29,111
Expenses:
Investment management	1,954,847	8,017	143,449
Distribution — Class C	58,837	721	—
Servicing — Class A	109,435	673	8,330
Servicing — Class C	19,612	241	—
Administrative servicing — Class P	26,608	9	1,854
Sub-transfer agent — Class A	42,476	189	3,247
Sub-transfer agent — Class C	4,728	93	—
Sub-transfer agent — Institutional Class	81,013	850	8,136
Legal	24,642	4,969	8,231
Trustees	35,013	181	1,781
Audit and tax services	18,433	15,469	17,657
Registration	47,379	28,264	22,336
Custodian and accounting agent	90,192	34,256	40,194
Shareholder communications	44,343	4,637	7,213
Transfer agent	29,793	1,687	3,313
Recoupment	24,163	—	—
Insurance	11,210	2,443	3,049
Line of credit commitment	8,698	31	351
Miscellaneous	7,561	2,685	2,448
Total Expenses	2,638,983	105,415	271,589
Less: Fee Waiver/Reimbursement from Investment Manager	(107,486)	(92,241)	(59,056)
Net Expenses	2,531,497	13,174	212,533
Net Investment Income (Loss)	4,370,847	8,168	(183,422)
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(44,686,862)	165,285	414,411
Options written	30,337,553	2,037	—
Net change in unrealized appreciation/depreciation of:
Investments	20,334,998	(291,820)	(6,171,780)
Options written	(9,859,244)	(4,742)	—
Net realized and change in unrealized loss	(3,873,555)	(129,240)	(5,757,369)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$497,292	$(121,072)	$(5,940,791)

232	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	233

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$616,825	$941,171	$916,394	$1,150,989
Net realized gain	841,610	2,253,372	1,435,857	3,346,207
Net change in unrealized appreciation/depreciation	(1,588,535)	(1,883,806)	(3,158,651)	(1,706,377)

Net increase (decrease) in net assets resulting from investment operations	(130,100)	1,310,737	(806,400)	2,790,819
Distributions to Shareholders:

Total distributions paid:
Class A	(252,877)	(429,547)	(398,059)	(358,300)
Class C	(9,968)	(9,782)	—	—
Class R	(5,237)	(2,388)	(14,713)	(8,559)
Class P	(817,411)	(689,954)	(1,540,333)	(1,746,256)
Class R6	(1,122,479)	(642,466)	(1,426,045)	(988,834)
Administrative Class	(31,996)	(21,720)	(12,898)	(12,408)
Total distributions to shareholders	(2,239,968)	(1,795,857)	(3,392,048)	(3,114,357)
Fund Share Transactions:
Net proceeds from the sale of shares	5,391,102	9,131,431	5,324,195	10,745,742
Issued in reinvestment of distributions	2,225,738	1,786,940	3,318,998	3,071,244
Cost of shares redeemed	(7,585,087)	(28,559,874)	(7,821,647)	(28,406,764)
Net increase (decrease) from Fund share transactions	31,753	(17,641,503)	821,546	(14,589,778)
Total increase (decrease) in net assets	(2,338,315)	(18,126,623)	(3,376,902)	(14,913,316)
Net Assets:
Beginning of period	34,759,911	52,886,534	50,859,404	65,772,720
End of period	$32,421,596	$34,759,911	$47,482,502	$50,859,404

—	May reflect actual amounts rounding to less than $1.

234	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018

$1,170,869	$1,342,226	$915,877	$1,250,569	$993,926	$1,287,828
2,336,448	4,450,392	2,653,778	4,670,702	3,571,678	4,273,855
(5,032,946)	(1,893,986)	(4,880,210)	(2,473,396)	(6,204,202)	(1,947,768)

(1,525,629)	3,898,632	(1,310,555)	3,447,875	(1,638,598)	3,613,915

(459,970)	(514,953)	(559,351)	(523,493)	(286,794)	(381,670)
(37,010)	(36,934)	—	—	(3,800)	(7,750)
(17,850)	(23,933)	(53,770)	(38,039)	(16,100)	(21,149)
(1,813,034)	(2,107,251)	(1,872,017)	(2,042,424)	(1,432,745)	(1,569,715)
(1,689,460)	(1,385,473)	(1,619,599)	(1,012,145)	(1,976,521)	(1,509,472)
(32,781)	(25,075)	(33,357)	(14,933)	(40,518)	(26,411)
(4,050,105)	(4,093,619)	(4,138,094)	(3,631,034)	(3,756,478)	(3,516,167)

6,732,040	13,443,110	5,784,717	10,773,275	6,422,813	9,872,127
4,007,396	4,047,095	4,063,470	3,582,038	3,645,076	3,407,291
(7,193,786)	(30,355,752)	(3,736,680)	(28,207,220)	(4,369,814)	(21,759,724)
3,545,650	(12,865,547)	6,111,507	(13,851,907)	5,698,075	(8,480,306)
(2,030,084)	(13,060,534)	662,858	(14,035,066)	302,999	(8,382,558)

60,342,472	73,403,006	44,453,952	58,489,018	46,859,297	55,241,855
$58,312,388	$60,342,472	$45,116,810	$44,453,952	$47,162,296	$46,859,297

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$674,212	$832,270	$724,692	$828,484
Net realized gain (loss)	2,564,060	2,726,805	2,852,416	2,578,445
Net change in unrealized appreciation/depreciation	(4,366,997)	(1,212,118)	(4,865,217)	(1,055,777)

Net increase (decrease) in net assets resulting from investment operations	(1,128,725)	2,346,957	(1,288,109)	2,351,152
Distributions to Shareholders:

Total distributions paid:
Class A	(159,914)	(287,821)	(200,608)	(204,743)
Class C	—	—	(13,008)	(10,589)
Class R	(11,916)	(12,335)	(9,569)	(5,428)
Class P	(1,099,610)	(1,018,130)	(831,742)	(836,401)
Institutional Class	—	—	—	—
Class R6	(1,145,865)	(860,846)	(1,328,104)	(1,140,455)
Administrative Class	(47,868)	(34,918)	(64,296)	(54,641)

Return of capital distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total distributions to shareholders	(2,465,173)	(2,214,050)	(2,447,327)	(2,252,257)
Fund Share Transactions:
Net proceeds from the sale of shares	5,127,928	7,768,793	4,620,507	8,636,205
Issued in reinvestment of distributions	2,442,952	2,198,799	2,438,284	2,245,722
Cost of shares redeemed	(3,448,198)	(12,717,410)	(3,623,121)	(10,614,909)
Net increase (decrease) from Fund share transactions	4,122,682	(2,749,818)	3,435,670	267,018
Total increase (decrease) in net assets	528,784	(2,616,911)	(299,766)	365,913
Net Assets:
Beginning of period	31,100,421	33,717,332	32,982,625	32,616,712
End of period	$31,629,205	$31,100,421	$32,682,859	$32,982,625

—	May reflect actual amounts rounding to less than $1.

236	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Multi Asset Income		AllianzGI Global Allocation

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018

$358,831	$397,092	$1,082,395	$2,032,089	$5,762,863	$8,351,388
1,435,130	1,126,851	(925,399)	(872,455)	14,431,281	21,137,479
(2,355,367)	(398,458)	454,530	(1,136,050)	(22,598,116)	(19,504,894)

(561,406)	1,125,485	611,526	23,584	(2,403,972)	9,983,973

(113,406)	(132,588)	(302,476)	(623,574)	(3,101,473)	(4,481,189)
—	—	(34,914)	(181,761)	(368,960)	(2,929,681)
(6,898)	(5,540)	(2,504)	(6,759)	(1,920)	(2,606)
(431,803)	(419,135)	(256,104)	(863,845)	(265,289)	(367,341)
—	—	(2,068)	(982)	(391,988)	(599,936)
(592,430)	(461,056)	(392,755)	(1,255,713)	(15,373,164)	(27,424,554)
(27,083)	(22,436)	(12,248)	(71,389)	(1,236)	(2,546)

—	—	—	(60,720)	—	—
—	—	—	(13,460)	—	—
—	—	—	(621)	—	—
—	—	—	(69,104)	—	—
—	—	—	(365)	—	—
—	—	—	(113,254)	—	—
—	—	—	(3,579)	—	—
(1,171,620)	(1,040,755)	(1,003,069)	(3,265,126)	(19,504,030)	(35,807,853)

3,444,657	8,313,026	6,288,524	8,910,514	47,869,440	150,749,387
1,163,653	1,036,298	991,248	3,223,840	18,849,251	34,449,467
(1,900,764)	(8,049,315)	(10,073,211)	(22,976,927)	(54,090,439)	(185,446,179)
2,707,546	1,300,009	(2,793,439)	(10,842,573)	12,628,252	(247,325)
974,520	1,384,739	(3,184,982)	(14,084,115)	(9,279,750)	(26,071,205)

16,092,065	14,707,326	36,129,190	50,213,305	330,508,058	356,579,263
$17,066,585	$16,092,065	$32,944,208	$36,129,190	$321,228,308	$330,508,058

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity

	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$4,591,512	$12,229,122	$243,216	$744,978
Net realized gain (loss)	(895,054)	56,366,844	(520,545)	1,653,760
Net change in unrealized appreciation/depreciation	(27,147,673)	(35,809,672)	(1,236,563)	(2,359,877)

Net increase (decrease) in net assets resulting from investment operations	(23,451,215)	32,786,294	(1,513,892)	38,861
Distributions to Shareholders:

Total distributions paid:
Class A	(133,530)	(193,982)	(14,933)	(19,333)
Class C	(1,808)	(7,589)	(2,193)	(4,603)
Class R	—	—	—	—
Class P	(162,066)	(392,718)	(4,235)	(5,511)
Institutional Class	(276,295)	(324,963)	(13,825)	(4,124)
Class R6	(66,179,468)	(79,375,510)	(913,758)	(1,061,586)
Administrative Class	—	—	—	—
Total distributions to shareholders	(66,753,167)	(80,294,762)	(948,944)	(1,095,157)
Fund Share Transactions:
Net proceeds from the sale of shares	27,509,874	115,983,303	2,679,958	5,268,419
Issued in reinvestment of distributions	66,731,633	80,186,951	948,944	1,094,713
Cost of shares redeemed	(45,455,541)	(225,064,420)	(2,883,954)	(6,010,737)
Net increase (decrease) from Fund share transactions	48,785,966	(28,894,166)	744,948	352,395
Total increase (decrease) in net assets	(41,418,416)	(76,402,634)	(1,717,888)	(703,901)
Net Assets:
Beginning of period	524,808,778	601,211,412	25,800,222	26,504,123
End of period	$483,390,362	$524,808,778	$24,082,334	$25,800,222

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

238	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity		AllianzGI Convertible		AllianzGI Core Bond

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited))	Period from May 30, 2018* through September 30, 2018

$912,575	$1,928,976	$3,187,797	$5,614,358	$466,102	$267,766
221,598	16,133,925	8,446,036	78,472,127	385,640	(81,379)
(4,648,297)	909,417	(13,065,219)	(5,947,265)	667,850	(140,432)

(3,514,124)	18,972,318	(1,431,386)	78,139,220	1,519,592	45,955

(82,774)	(5,368)	(8,091,599)	(12,669,872)	—	—
(11,259)	(1,972)	(6,514,377)	(8,237,231)	—	—
—	—	(12,921)	(14,057)	—	—
(109,529)	(31,132)	(14,245,518)	(15,729,339)	(162)	(72)
(25,032)	(7,666)	(45,807,009)	(53,119,452)	(243)	(73)
(18,027,043)	(7,399,903)	—	—	(508,066)	(216,814)
—	—	(114,785)	(174,529)	—	—
(18,255,637)	(7,446,041)	(74,786,209)	(89,944,480)	(508,471)	(216,959)

9,676,169	16,134,342	98,496,603	120,497,407	1,206,254	6,016,814
18,255,434	7,445,631	71,680,171	84,489,820	508,471	216,959
(11,287,444)	(48,896,375)	(116,593,873)	(171,923,264)	(109,622)	(1,686,282)
16,644,159	(25,316,402)	53,582,901	33,063,963	1,605,103	4,547,491
(5,125,602)	(13,790,125)	(22,634,694)	21,258,703	2,616,224	4,376,487

99,946,713	113,736,838	551,227,339	529,968,636	29,376,487	25,000,000
$94,821,111	$99,946,713	$528,592,645	$551,227,339	$31,992,711	$29,376,487

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	239

Statements of Changes in Net Assets (cont’d)

	AllianzGI Core Plus Bond		AllianzGI Emerging Markets Consumer

	Six Months ended March 31, 2019 (Unaudited)	Period from May 30, 2018* through September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$637,235	$392,473	$59,670	$653,403
Net realized gain (loss)	408,624	(126,254)	(2,909,283)	474,368
Net change in unrealized appreciation/depreciation	893,569	(170,913)	2,655,333	(4,978,507)

Net increase (decrease) in net assets resulting from investment operations	1,939,428	95,306	(194,280)	(3,850,736)
Distributions to Shareholders:

Total distributions paid:
Class A	—	—	(207)	(8,911)
Class C	—	—	—	—
Class P	(153)	(72)	—	—
Institutional Class	(158)	(74)	(608,757)	(2,198,701)
Class R6	(660,344)	(300,598)	—	—
Total distributions to shareholders	(660,655)	(300,744)	(608,964)	(2,207,612)
Fund Share Transactions:
Net proceeds from the sale of shares	646,336	—	10,548,825	16,718,030
Issued in reinvestment of distributions	660,655	300,744	442,815	1,373,525
Cost of shares redeemed	(132,671)	—	(13,043,758)	(12,272,896)
Net increase (decrease) from Fund share transactions	1,174,320	300,744	(2,052,118)	5,818,659
Total increase (decrease) in net assets	2,453,093	95,306	(2,855,362)	(239,689)
Net Assets:
Beginning of period	40,095,306	40,000,000	43,401,953	43,641,642
End of period	$42,548,399	$40,095,306	$40,546,591	$43,401,953

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

240	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt		AllianzGI Emerging Markets Small-Cap		AllianzGI Floating Rate Note

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Period from December 27, 2017* through September 30, 2018

$415,565	$1,500,090	$19,250	$161,077	$162,223	$180,468
(150,617)	(1,749,974)	(81,065)	207,498	(176,416)	147,549
693,912	(904,802)	329,537	(542,769)	176,176	(161,257)

958,860	(1,154,686)	267,722	(174,194)	161,983	166,760

(1,935)	(7,074)	(5,633)	(15,332)	—	—
(187)	(3,645)	—	—	—	—
(296)	(651)	—	—	(240)	(152)
(448,111)	(1,642,180)	(528,395)	(758,248)	(391,902)	(205,805)
—	—	—	—	—	—
(450,529)	(1,653,550)	(534,028)	(773,580)	(392,142)	(205,957)

1,150,903	3,072,025	237,680	1,293,864	822,811	5,669,291
450,304	1,652,823	534,028	773,580	392,142	205,957
(636,105)	(19,981,883)	(976,034)	(2,409,769)	(1,368,813)	(598,878)
965,102	(15,257,035)	(204,326)	(342,325)	(153,860)	5,276,370
1,473,433	(18,065,271)	(470,632)	(1,290,099)	(384,019)	5,237,173

18,512,555	36,577,826	10,165,016	11,455,115	15,247,173	10,010,000
$19,985,988	$18,512,555	$9,694,384	$10,165,016	$14,863,154	$15,247,173

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	241

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Dynamic Allocation		AllianzGI Global High Yield

	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$2,131,320	$4,569,718	$507,013	$996,750
Net realized gain (loss)	(4,685,108)	6,860,198	(216,523)	9,692
Net change in unrealized appreciation/depreciation	(2,873,060)	(3,204,820)	358,982	(710,514)

Net increase (decrease) in net assets resulting from investment operations	(5,426,848)	8,225,096	649,472	295,928
Distributions to Shareholders:

Total distributions paid:
Class A	(93,517)	(109,050)	—	—
Class C	(17,749)	(66,066)	—	—
Class R	(3,803)	(6,210)	—	—
Class P	(573,450)	(642,005)	(391)	(482)
Institutional Class	(356,643)	(1,632,951)	(879,623)	(1,055,110)
Class R6	(8,485,926)	(12,155,278)	—	—
Administrative Class	(975)	(1,099)	—	—

Total distributions to shareholders	(9,532,063)	(14,612,659)	(880,014)	(1,055,592)
Fund Share Transactions:
Net proceeds from the sale of shares	12,835,618	27,831,298	500,331	703,903
Issued in reinvestment of distributions	9,531,384	14,610,041	880,014	1,055,592
Cost of shares redeemed	(15,483,497)	(93,627,613)	(20,271)	(456,580)
Net increase (decrease) from Fund share transactions	6,883,505	(51,186,274)	1,360,074	1,302,915

Total increase (decrease) in net assets	(8,075,406)	(57,573,837)	1,129,532	543,251
Net Assets:
Beginning of period	222,429,349	280,003,186	22,178,641	21,635,390
End of period	$214,353,943	$222,429,349	$23,308,173	$22,178,641

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

242	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water		AllianzGI Green Bond

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Period from November 19, 2018* through March 31, 2019 (Unaudited)

$146,712	$347,928	$707,921	$6,003,706	$35,788
813,301	1,371,578	4,799,820	10,534,709	66,509
(2,204,907)	1,985,887	(11,784,687)	3,117,286	156,028

(1,244,894)	3,705,393	(6,276,946)	19,655,701	258,325

(44,719)	(15,922)	(5,249,498)	(5,079,956)	(409)
—	—	(1,910,914)	(2,305,188)	—
—	—	—	—	—
(876,192)	(2,224)	(7,916,134)	(7,193,391)	(152)
(822,141)	(928,569)	(4,962,595)	(5,067,578)	(30,139)
—	—	—	—	—
—	—	—	—	—

(1,743,052)	(946,715)	(20,039,141)	(19,646,113)	(30,700)

7,952,622	13,840,851	55,018,279	179,152,410	379,588
1,743,051	946,715	15,949,272	15,686,646	30,700
(16,666,223)	(4,414,256)	(136,644,949)	(164,700,507)	(793)
(6,970,550)	10,373,310	(65,677,398)	30,138,549	409,495

(9,958,496)	13,131,988	(91,993,485)	30,148,137	637,120

40,213,325	27,081,337	663,190,363	633,042,226	5,000,000
$30,254,829	$40,213,325	$571,196,878	$663,190,363	$5,637,120

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	243

Statements of Changes in Net Assets (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Growth

	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,128,960	$11,253,465	$11,723	$74,437
Net realized gain (loss)	(3,349,978)	3,058,117	(308,975)	608,356
Net change in unrealized appreciation/depreciation	(39,592)	(12,901,757)	14,710	55,677

Net increase (decrease) in net assets resulting from investment operations	739,390	1,409,825	(282,542)	738,470
Distributions to Shareholders:

Total distributions paid:
Class A	(811,850)	(2,017,864)	(17,226)	(24,200)
Class C	(140,055)	(440,655)	—	—
Class R	(22,835)	(42,717)	—	—
Class P	(439,269)	(1,334,908)	—	—
Institutional Class	(2,867,952)	(7,899,434)	(660,259)	(2,304,442)
Class R6	—	—	—	—
Administrative Class	(405)	(34,527)	—	—

Total distributions to shareholders	(4,282,366)	(11,770,105)	(677,485)	(2,328,642)
Fund Share Transactions:
Net proceeds from the sale of shares	19,810,171	49,525,342	863,022	10,731,231
Issued in reinvestment of distributions	4,092,893	10,926,652	677,455	2,328,642
Cost of shares redeemed	(64,561,991)	(131,007,714)	(1,946,244)	(1,514,104)
Net increase (decrease) from Fund share transactions	(40,658,927)	(70,555,720)	(405,767)	11,545,769

Total increase (decrease) in net assets	(44,201,903)	(80,916,000)	(1,365,794)	9,955,597
Net Assets:
Beginning of period	182,822,852	263,738,852	28,610,037	18,654,440
End of period	$138,620,949	$182,822,852	$27,244,243	$28,610,037

—	May reflect actual amounts rounding to less than $1.

244	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI International Small-Cap		AllianzGI Micro Cap		AllianzGI NFJ Emerging Markets Value

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018

$85,511	$1,222,785	$(117,942)	$(377,633)	$659,062	$2,965,028
(4,619,421)	14,505,251	(295,320)	4,944,670	(13,625,369)	(8,514,775)
(15,585,234)	(5,755,753)	(3,790,784)	(1,574,344)	11,894,277	(9,334,145)

(20,119,144)	9,972,283	(4,204,046)	2,992,693	(1,072,030)	(14,883,892)

(825,408)	(145,664)	(411,225)	(154,402)	(35,860)	(522,767)
(220,456)	(56,178)	—	—	(1,916)	(13,580)
(167,366)	(7,918)	—	—	—	—
(4,463,787)	(1,624,283)	(271,612)	(79,191)	(6,013)	(301,427)
(6,651,508)	(1,826,435)	(3,889,196)	(1,524,827)	(1,192,724)	(2,287,173)
(4,068,417)	(957,134)	—	—	—	—
—	—	—	—	—	—

(16,396,942)	(4,617,612)	(4,572,033)	(1,758,420)	(1,236,513)	(3,124,947)

18,993,368	92,571,678	1,662,819	5,896,483	29,307,240	211,942,922
15,849,165	4,554,911	4,557,294	1,752,466	1,236,197	3,119,842
(33,826,460)	(108,498,248)	(7,087,917)	(12,755,413)	(46,055,379)	(124,690,909)
1,016,073	(11,371,659)	(867,804)	(5,106,464)	(15,511,942)	90,371,855

(35,500,013)	(6,016,988)	(9,643,883)	(3,872,191)	(17,820,485)	72,363,016

144,711,971	150,728,959	28,710,908	32,583,099	138,259,352	65,896,336
$109,211,958	$144,711,971	$19,067,025	$28,710,908	$120,438,867	$138,259,352

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	245

Statements of Changes in Net Assets† (cont’d)

	AllianzGI PerformanceFee Managed Futures Strategy†		AllianzGI PerformanceFee Structured US Equity

	Six Months ended March 31, 2019 (Unaudited)	Period from December 18, 2017* through September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Period from December 18, 2017* through September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$316,766	$206,988	$917,990	$532,910
Net realized gain (loss)	(611,165)	(966,316)	(765,362)	761,590
Net change in unrealized appreciation/depreciation	531,852	172,818	(2,113,932)	4,307,911

Net increase (decrease) in net assets resulting from investment operations	237,453	(586,510)	(1,961,304)	5,602,411
Distributions to Shareholders:

Total distributions paid:
Class A	—	—	—	—
Class C	—	—	—	—
Class P	(81)	—	(5,757)	—
Institutional Class	(4,473)	—	(2,775,164)	—
Class R6	(305,782)	—	(2,828,771)	—

Total distributions to shareholders	(310,336)	—	(5,609,692)	—
Fund Share Transactions:
Net proceeds from the sale of shares	16,787,218	16,781,222	4,555,925	53,233,218
Issued in reinvestment of distributions	310,336	—	5,609,692	—
Cost of shares redeemed	(1,350,075)	(465,671)	(4,418,359)	(760,421)
Net increase (decrease) from Fund share transactions	15,747,479	16,315,551	5,747,258	52,472,797

Total increase (decrease) in net assets	15,674,596	15,729,041	(1,823,738)	58,075,208
Net Assets:
Beginning of period	15,779,041	50,000	83,075,208	25,000,000
End of period	$31,453,637	$15,779,041	$81,251,470	$83,075,208

—	May reflect actual amounts rounding to less than $1.
†

Consolidated Statement of Changes in Net Assets for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.

246	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Structured US Fixed Income		AllianzGI Preferred Securities and Income		AllianzGI Short Duration High Income

Six Months ended March 31, 2019 (Unaudited)	Period from December 18, 2017* through September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Period from May 30, 2018* through September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018

$366,673	$393,827	$300,683	$167,356	$20,535,245	$51,670,213
(64,739)	255,042	(87,479)	12,962	310,877	178,296
898,848	(841,727)	171,943	(3,132)	(23,018,338)	(13,765,267)

1,200,782	(192,858)	385,147	177,186	(2,172,216)	38,083,242

—	—	—	—	(4,085,430)	(8,845,482)
—	—	—	—	(3,032,776)	(6,148,766)
(317)	—	(259)	(134)	(12,718,215)	(20,419,332)
(671)	—	(39,878)	(5,686)	(11,549,987)	(21,850,773)
(798,429)	—	(297,664)	(137,009)	(1,620,000)	(2,650,472)

(799,417)	—	(337,801)	(142,829)	(33,006,408)	(59,914,825)

1,316,020	357,976	2,764,489	1,537,850	439,538,057	522,786,809
799,417	—	337,801	142,829	28,632,611	51,809,934
(52,721)	(186,725)	(152,776)	—	(380,661,829)	(1,090,598,869)
2,062,716	171,251	2,949,514	1,680,679	87,508,839	(516,002,126)

2,464,081	(21,607)	2,996,860	1,715,036	52,330,215	(537,833,709)

24,978,393	25,000,000	11,715,036	10,000,000	1,139,114,244	1,676,947,953
$27,442,474	$24,978,393	$14,711,896	$11,715,036	$1,191,444,459	$1,139,114,244

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	247

Statements of Changes in Net Assets (cont’d)

	AllianzGI Short Term Bond		AllianzGI Structured Return

	Six Months ended March 31, 2019 (Unaudited)	Period from August 23, 2018* through September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$97,399	$14,085	$4,370,847	$5,166,648
Net realized gain (loss)	4,482	21	(14,349,309)	14,927,128
Net change in unrealized appreciation/depreciation	88,527	(5,653)	10,475,754	1,069,691

Net increase (decrease) in net assets resulting from investment operations	190,408	8,453	497,292	21,163,467
Distributions to Shareholders:

Total distributions paid:
Class A	(9,305)	—	(2,148,071)	(5,460,806)
Class C	—	—	(365,836)	(575,064)
Class P	(212)	—	(3,115,188)	(6,165,655)
Institutional Class	(122,633)	—	(10,621,296)	(9,651,460)
Class R6	—	—	(1,407,534)	(1,367,964)

Total distributions to shareholders	(132,150)	—	(17,657,925)	(23,220,949)
Fund Share Transactions:
Net proceeds from the sale of shares	2,722,947	176,000	216,269,917	362,870,652
Issued in reinvestment of distributions	132,150	—	17,258,570	23,050,743
Cost of shares redeemed	(639,038)	—	(211,713,428)	(237,900,848)
Net increase (decrease) from Fund share transactions	2,216,059	176,000	21,815,059	148,020,547

Total increase (decrease) in net assets	2,274,317	184,453	4,654,426	145,963,065
Net Assets:
Beginning of period	5,184,453	5,000,000	674,084,332	528,121,267
End of period	$7,458,770	$5,184,453	$678,738,758	$674,084,332

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

248	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Equity Hedged		AllianzGI Ultra Micro Cap

Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018	Six Months ended March 31, 2019 (Unaudited)	Year ended September 30, 2018

$8,168	$17,574	$(183,422)	$(564,585)
167,322	(57,843)	414,411	7,166,035
(296,562)	256,083	(6,171,780)	(2,102,750)

(121,072)	215,814	(5,940,791)	4,498,700

(35,189)	(8,868)	(1,694,585)	(2,712,561)
(11,667)	(3,555)	—	—
(4,848)	(409)	(1,123,484)	(922,434)
(89,856)	(19,371)	(3,566,635)	(4,891,933)
—	—	—	—

(141,560)	(32,203)	(6,384,704)	(8,526,928)

162,963	973,926	1,917,342	7,815,425
141,560	32,203	6,379,652	8,438,235
(816,816)	(845,660)	(6,117,393)	(16,440,023)
(512,293)	160,469	2,179,601	(186,363)

(774,925)	344,080	(10,145,894)	(4,214,591)

2,928,148	2,584,068	33,802,060	38,016,651
$2,153,223	$2,928,148	$23,656,166	$33,802,060

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	249

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
3/31/2019†	$20.30	$0.32	$(0.47)	$(0.15)	$(0.47)	$(0.74)
9/30/2018	20.42	0.38	0.15	0.53	(0.65)	—
9/30/2017	19.20	0.20	1.48	1.68	(0.46)	—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
Class C
3/31/2019†	$20.16	$0.25	$(0.46)	$(0.21)	$(0.22)	$(0.74)
9/30/2018	20.27	0.16	0.21	0.37	(0.48)	—
9/30/2017	19.10	0.05	1.50	1.55	(0.38)	—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
Class R
3/31/2019†	$19.97	$0.42	$(0.67)	$(0.25)	$(0.47)	$(0.74)
9/30/2018	20.09	0.26	0.19	0.45	(0.57)	—
9/30/2017	19.21	0.32	0.94	1.26	(0.38)	—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
Class P
3/31/2019†	$20.51	$0.36	$(0.50)	$(0.14)	$(0.59)	$(0.74)
9/30/2018	20.62	0.39	0.20	0.59	(0.70)	—
9/30/2017	19.41	0.28	1.48	1.76	(0.55)	—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
Class R6
3/31/2019†	$20.55	$0.36	$(0.49)	$(0.13)	$(0.61)	$(0.74)
9/30/2018	20.66	0.41	0.20	0.61	(0.72)	—
9/30/2017	19.43	0.26	1.53	1.79	(0.56)	—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
Administrative Class
3/31/2019†	$20.44	$0.36	$(0.53)	$(0.17)	$(0.53)	$(0.74)
9/30/2018	20.56	0.33	0.21	0.54	(0.66)	—
9/30/2017	19.28	0.24	1.47	1.71	(0.43)	—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

250	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.21)	$18.94	(0.34)%	$4,159	0.39	%(d)	0.60	%(d)	3.38	%(d)	19%
(0.65)	20.30	2.56	4,002	0.36		0.60		1.84		24
(0.46)	20.42	9.02	13,645	0.36		0.60		1.04		143
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86

$(0.96)	$18.99	(0.72)%	$204	1.14	%(d)	1.35	%(d)	2.63	%(d)	19%
(0.48)	20.16	1.79	423	1.11		1.35		0.79		24
(0.38)	20.27	8.31	454	1.11		1.35		0.28		143
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86

$(1.21)	$18.51	(0.85)%	$3	0.74	%(d)	0.85	%(d)	4.50	%(d)	19%
(0.57)	19.97	2.21	86	0.71		0.85		1.29		24
(0.38)	20.09	6.70	43	0.71		0.86		1.71		143
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86

$(1.33)	$19.04	(0.21)%	$12,162	0.09	%(d)	0.20	%(d)	3.76	%(d)	19%
(0.70)	20.51	2.87	12,932	0.06		0.20		1.92		24
(0.55)	20.62	9.37	20,137	0.06		0.20		1.42		143
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86

$(1.35)	$19.07	(0.16)%	$15,871	—	%(d)(f)	0.11	%(d)	3.82	%(d)	19%
(0.72)	20.55	2.95	16,796	—	(f)	0.10		2.00		24
(0.56)	20.66	9.54	17,943	—	(f)	0.10		1.31		143
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86

$(1.27)	$19.00	(0.38)%	$23	0.34	%(d)	0.45	%(d)	3.70	%(d)	19%
(0.66)	20.44	2.61	521	0.31		0.45		1.61		24
(0.43)	20.56	9.10	665	0.31		0.45		1.22		143
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
3/31/2019†	$18.50	$0.30	$(0.69)	$(0.39)	$(0.41)	$(0.77)
9/30/2018	18.54	0.27	0.52	0.79	(0.61)	(0.22)
9/30/2017	16.95	0.10	1.81	1.91	(0.31)	(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
Class R
3/31/2019†	$18.36	$0.27	$(0.68)	$(0.41)	$(0.36)	$(0.77)
9/30/2018	18.35	0.18	0.54	0.72	(0.49)	(0.22)
9/30/2017	16.89	0.14	1.69	1.83	(0.36)	(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
Class P
3/31/2019†	$18.51	$0.32	$(0.68)	$(0.36)	$(0.48)	$(0.77)
9/30/2018	18.54	0.34	0.52	0.86	(0.67)	(0.22)
9/30/2017	17.05	0.16	1.80	1.96	(0.46)	(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
Class R6
3/31/2019†	$18.55	$0.34	$(0.70)	$(0.36)	$(0.48)	$(0.77)
9/30/2018	18.57	0.35	0.52	0.87	(0.67)	(0.22)
9/30/2017	17.07	0.15	1.83	1.98	(0.47)	(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
Administrative Class
3/31/2019†	$18.57	$0.31	$(0.69)	$(0.38)	$(0.43)	$(0.77)
9/30/2018	18.55	0.28	0.52	0.80	(0.56)	(0.22)
9/30/2017	17.00	0.11	1.81	1.92	(0.36)	(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

252	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.18)	$16.93	(1.60)%	$6,198	0.35	%(d)	0.60	%(d)	3.51	%(d)	14%
(0.83)	18.50	4.30	6,444	0.32		0.60		1.48		19
(0.32)	18.54	11.55	7,843	0.32		0.60		0.56		129
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76

$(1.13)	$16.82	(1.77)%	$238	0.70	%(d)	0.85	%(d)	3.17	%(d)	14%
(0.71)	18.36	3.94	237	0.67		0.85		1.01		19
(0.37)	18.35	11.11	219	0.67		0.86		0.79		129
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76

$(1.25)	$16.90	(1.43)%	$22,282	0.05	%(d)	0.20	%(d)	3.83	%(d)	14%
(0.89)	18.51	4.65	22,387	0.02		0.20		1.85		19
(0.47)	18.54	11.85	36,000	0.02		0.20		0.92		129
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76

$(1.25)	$16.94	(1.39)%	$18,629	—	%(d)(f)	0.11	%(d)	3.97	%(d)	14%
(0.89)	18.55	4.73	21,599	—	(f)	0.10		1.89		19
(0.48)	18.57	11.97	20,971	—	(f)	0.10		0.87		129
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76

$(1.20)	$16.99	(1.56)%	$136	0.30	%(d)	0.45	%(d)	3.67	%(d)	14%
(0.78)	18.57	4.34	192	0.27		0.45		1.48		19
(0.37)	18.55	11.57	740	0.27		0.45		0.61		129
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
3/31/2019†	$22.47	$0.39	$(1.10)	$(0.71)	$(0.47)	$(0.97)
9/30/2018	22.48	0.35	0.85	1.20	(0.89)	(0.32)
9/30/2017	20.14	0.07	2.70	2.77	(0.35)	(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
Class C
3/31/2019†	$22.15	$0.31	$(1.08)	$(0.77)	$(0.27)	$(0.97)
9/30/2018	22.17	0.15	0.87	1.02	(0.72)	(0.32)
9/30/2017	19.96	(0.09)	2.66	2.57	(0.28)	(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
Class R
3/31/2019†	$22.41	$0.36	$(1.09)	$(0.73)	$(0.36)	$(0.97)
9/30/2018	22.35	0.30	0.81	1.11	(0.73)	(0.32)
9/30/2017	20.11	0.15	2.54	2.69	(0.37)	(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
Class P
3/31/2019†	$22.73	$0.42	$(1.11)	$(0.69)	$(0.55)	$(0.97)
9/30/2018	22.72	0.43	0.85	1.28	(0.95)	(0.32)
9/30/2017	20.43	0.15	2.71	2.86	(0.49)	(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
Class R6
3/31/2019†	$22.81	$0.44	$(1.13)	$(0.69)	$(0.55)	$(0.97)
9/30/2018	22.78	0.44	0.87	1.31	(0.96)	(0.32)
9/30/2017	20.48	0.15	2.73	2.88	(0.50)	(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
Administrative Class
3/31/2019†	$22.76	$0.44	$(1.16)	$(0.72)	$(0.50)	$(0.97)
9/30/2018	22.66	0.33	0.90	1.23	(0.81)	(0.32)
9/30/2017	20.34	0.09	2.72	2.81	(0.41)	(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

254	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.44)	$20.32	(2.59)%	$6,985	0.34	%(d)	0.60	%(d)	3.85	%(d)	7%
(1.21)	22.47	5.40	6,521	0.32		0.60		1.58		16
(0.43)	22.48	14.04	9,633	0.33		0.60		0.32		125
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79

$(1.24)	$20.14	(2.97)%	$603	1.09	%(d)	1.35	%(d)	3.06	%(d)	7%
(1.04)	22.15	4.64	865	1.07		1.35		0.69		16
(0.36)	22.17	13.11	790	1.08		1.35		(0.42)		125
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79

$(1.33)	$20.35	(2.75)%	$271	0.69	%(d)	0.85	%(d)	3.56	%(d)	7%
(1.05)	22.41	5.03	295	0.67		0.85		1.36		16
(0.45)	22.35	13.64	500	0.68		0.86		0.73		125
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79

$(1.52)	$20.52	(2.43)%	$26,898	0.04	%(d)	0.20	%(d)	4.08	%(d)	7%
(1.27)	22.73	5.72	27,035	0.02		0.20		1.88		16
(0.57)	22.72	14.34	36,184	0.03		0.20		0.70		125
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79

$(1.52)	$20.60	(2.41)%	$23,403	—	%(d)(f)	0.10	%(d)	4.23	%(d)	7%
(1.28)	22.81	5.83	25,140	—	(f)	0.10		1.92		16
(0.58)	22.78	14.44	24,904	—	(f)	0.10		0.69		125
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79

$(1.47)	$20.57	(2.59)%	$152	0.29	%(d)	0.45	%(d)	4.20	%(d)	7%
(1.13)	22.76	5.48	486	0.27		0.45		1.44		16
(0.49)	22.66	14.09	1,392	0.28		0.45		0.44		125
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
3/31/2019†	$20.10	$0.36	$(1.16)	$(0.80)	$(0.48)	$(1.29)
9/30/2018	20.05	0.36	0.88	1.24	(0.94)	(0.25)
9/30/2017	17.69	0.12	2.67	2.79	(0.34)	(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
Class R
3/31/2019†	$19.99	$0.43	$(1.26)	$(0.83)	$(0.42)	$(1.29)
9/30/2018	19.92	0.28	0.88	1.16	(0.84)	(0.25)
9/30/2017	17.62	0.17	2.55	2.72	(0.33)	(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
Class P
3/31/2019†	$20.22	$0.38	$(1.17)	$(0.79)	$(0.56)	$(1.29)
9/30/2018	20.16	0.45	0.86	1.31	(1.00)	(0.25)
9/30/2017	17.82	0.17	2.70	2.87	(0.44)	(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
Class R6
3/31/2019†	$20.26	$0.39	$(1.17)	$(0.78)	$(0.58)	$(1.29)
9/30/2018	20.20	0.44	0.89	1.33	(1.02)	(0.25)
9/30/2017	17.86	0.16	2.73	2.89	(0.46)	(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
Administrative Class
3/31/2019†	$20.27	$0.40	$(1.21)	$(0.81)	$(0.52)	$(1.29)
9/30/2018	20.11	0.26	0.98	1.24	(0.83)	(0.25)
9/30/2017	17.77	0.11	2.70	2.81	(0.38)	(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

256	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.77)	$17.53	(3.10)%	$6,003	0.41	%(d)	0.60	%(d)	4.05	%(d)	6%
(1.19)	20.10	6.27	6,258	0.39		0.60		1.81		19
(0.43)	20.05	16.14	8,683	0.40		0.60		0.66		122
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67

$(1.71)	$17.45	(3.30)%	$281	0.76	%(d)	0.85	%(d)	4.77	%(d)	6%
(1.09)	19.99	5.92	614	0.74		0.85		1.44		19
(0.42)	19.92	15.74	672	0.75		0.86		0.92		122
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67

$(1.85)	$17.58	(3.00)%	$20,463	0.11	%(d)	0.20	%(d)	4.32	%(d)	6%
(1.25)	20.22	6.59	20,108	0.09		0.20		2.24		19
(0.53)	20.16	16.52	32,371	0.10		0.20		0.93		122
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67

$(1.87)	$17.61	(2.91)%	$18,215	0.01	%(d)(f)	0.10	%(d)	4.43	%(d)	6%
(1.27)	20.26	6.68	17,113	—	(f)	0.10		2.21		19
(0.55)	20.20	16.61	15,879	—	(f)	0.10		0.86		122
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(f)	0.12		3.10		67

$(1.81)	$17.65	(3.11)%	$155	0.36	%(d)	0.45	%(d)	4.42	%(d)	6%
(1.08)	20.27	6.28	361	0.34		0.45		1.31		19
(0.47)	20.11	16.22	884	0.35		0.45		0.57		122
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
3/31/2019†	$23.35	$0.43	$(1.48)	$(1.05)	$(0.55)	$(1.20)
9/30/2018	23.24	0.49	1.06	1.55	(1.23)	(0.21)
9/30/2017	20.51	0.12	3.35	3.47	(0.37)	(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
Class C
3/31/2019†	$23.06	$0.34	$(1.42)	$(1.08)	$(0.20)	$(1.20)
9/30/2018	22.97	0.33	1.03	1.36	(1.06)	(0.21)
9/30/2017	20.36	0.01	3.26	3.27	(0.29)	(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
Class R
3/31/2019†	$23.14	$0.39	$(1.47)	$(1.08)	$(0.46)	$(1.20)
9/30/2018	22.94	0.50	0.95	1.45	(1.04)	(0.21)
9/30/2017	20.37	0.33	3.01	3.34	(0.40)	(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
Class P
3/31/2019†	$23.49	$0.47	$(1.52)	$(1.05)	$(0.65)	$(1.20)
9/30/2018	23.36	0.58	1.05	1.63	(1.29)	(0.21)
9/30/2017	20.70	0.23	3.32	3.55	(0.52)	(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
Class R6
3/31/2019†	$23.55	$0.47	$(1.50)	$(1.03)	$(0.68)	$(1.20)
9/30/2018	23.42	0.55	1.10	1.65	(1.31)	(0.21)
9/30/2017	20.75	0.21	3.37	3.58	(0.54)	(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
Administrative Class
3/31/2019†	$23.35	$0.50	$(1.57)	$(1.07)	$(0.60)	$(1.20)
9/30/2018	23.24	0.42	1.14	1.56	(1.24)	(0.21)
9/30/2017	20.57	0.16	3.32	3.48	(0.44)	(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

258	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.75)	$20.55	(3.68)%	$3,761	0.46	%(d)	0.60	%(d)	4.17	%(d)	5%
(1.44)	23.35	6.78	3,797	0.44		0.60		2.10		18
(0.74)	23.24	17.46	6,480	0.46		0.60		0.57		103
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61

$(1.40)	$20.58	(4.04)%	$62	1.21	%(d)	1.35	%(d)	3.29	%(d)	5%
(1.27)	23.06	6.00	110	1.19		1.35		1.42		18
(0.66)	22.97	16.53	139	1.21		1.36		0.03		103
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61

$(1.66)	$20.40	(3.86)%	$204	0.81	%(d)	0.85	%(d)	3.78	%(d)	5%
(1.25)	23.14	6.42	237	0.79		0.85		2.16		18
(0.77)	22.94	16.98	416	0.81		0.86		1.55		103
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61

$(1.85)	$20.59	(3.59)%	$17,565	0.16	%(d)	0.20	%(d)	4.52	%(d)	5%
(1.50)	23.49	7.11	17,742	0.14		0.20		2.47		18
(0.89)	23.36	17.83	24,077	0.16		0.21		1.06		103
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61

$(1.88)	$20.64	(3.49)%	$25,522	0.06	%(d)	0.10	%(d)	4.58	%(d)	5%
(1.52)	23.55	7.20	24,458	0.04		0.10		2.37		18
(0.91)	23.42	17.95	23,705	0.06		0.10		0.98		103
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61

$(1.80)	$20.48	(3.71)%	$48	0.41	%(d)	0.45	%(d)	4.81	%(d)	5%
(1.45)	23.35	6.82	515	0.39		0.45		1.84		18
(0.81)	23.24	17.52	425	0.41		0.45		0.73		103
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
3/31/2019†	$20.48	$0.40	$(1.38)	$(0.98)	$(0.46)	$(1.01)
9/30/2018	20.36	0.44	0.95	1.39	(1.12)	(0.15)
9/30/2017	18.07	0.13	3.04	3.17	(0.34)	(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
Class R
3/31/2019†	$20.28	$0.36	$(1.37)	$(1.01)	$(0.44)	$(1.01)
9/30/2018	20.14	0.40	0.91	1.31	(1.02)	(0.15)
9/30/2017	17.97	0.30	2.78	3.08	(0.37)	(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
Class P
3/31/2019†	$20.55	$0.41	$(1.38)	$(0.97)	$(0.59)	$(1.01)
9/30/2018	20.42	0.51	0.95	1.46	(1.18)	(0.15)
9/30/2017	18.19	0.21	3.03	3.24	(0.47)	(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
Class R6
3/31/2019†	$20.62	$0.42	$(1.39)	$(0.97)	$(0.61)	$(1.01)
9/30/2018	20.48	0.50	0.99	1.49	(1.20)	(0.15)
9/30/2017	18.25	0.19	3.07	3.26	(0.49)	(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
Administrative Class
3/31/2019†	$20.41	$0.41	$(1.39)	$(0.98)	$(0.54)	$(1.01)
9/30/2018	20.28	0.42	0.98	1.40	(1.12)	(0.15)
9/30/2017	18.10	0.16	3.01	3.17	(0.45)	(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

260	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.47)	$18.03	(3.98)%	$1,990	0.49	%(d)	0.60	%(d)	4.39	%(d)	4%
(1.27)	20.48	6.96	2,387	0.47		0.60		2.16		22
(0.88)	20.36	18.35	4,630	0.49		0.60		0.70		97
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51

$(1.45)	$17.82	(4.15)%	$165	0.84	%(d)	0.85	%(d)	4.05	%(d)	4%
(1.17)	20.28	6.61	151	0.82		0.85		1.98		22
(0.91)	20.14	17.94	193	0.84		0.86		1.64		97
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51

$(1.60)	$17.98	(3.83)%	$13,818	0.19	%(d)	0.20	%(d)	4.56	%(d)	4%
(1.33)	20.55	7.29	13,742	0.17		0.20		2.49		22
(1.01)	20.42	18.74	15,458	0.19		0.21		1.10		97
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51

$(1.62)	$18.03	(3.79)%	$15,327	0.09	%(d)	0.10	%(d)	4.66	%(d)	4%
(1.35)	20.62	7.42	14,205	0.07		0.10		2.44		22
(1.03)	20.48	18.82	12,770	0.09		0.10		1.01		97
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51

$(1.55)	$17.88	(3.90)%	$329	0.44	%(d)	0.45	%(d)	4.58	%(d)	4%
(1.27)	20.41	7.02	615	0.42		0.45		2.05		22
(0.99)	20.28	18.40	666	0.44		0.45		0.85		97
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
3/31/2019†	$22.75	$0.45	$(1.59)	$(1.14)	$(0.60)	$(1.02)
9/30/2018	22.66	0.45	1.12	1.57	(1.28)	(0.20)
9/30/2017	20.10	0.09	3.46	3.55	(0.44)	(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
Class C
3/31/2019†	$22.30	$0.36	$(1.54)	$(1.18)	$(0.47)	$(1.02)
9/30/2018	22.25	0.30	1.08	1.38	(1.13)	(0.20)
9/30/2017	19.80	0.01	3.33	3.34	(0.34)	(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
Class R
3/31/2019†	$22.72	$0.40	$(1.57)	$(1.17)	$(0.55)	$(1.02)
9/30/2018	22.46	0.31	1.17	1.48	(1.02)	(0.20)
9/30/2017	19.99	0.44	3.00	3.44	(0.42)	(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
Class P
3/31/2019†	$22.96	$0.47	$(1.60)	$(1.13)	$(0.68)	$(1.02)
9/30/2018	22.86	0.57	1.09	1.66	(1.36)	(0.20)
9/30/2017	20.31	0.25	3.39	3.64	(0.54)	(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
Class R6
3/31/2019†	$23.06	$0.48	$(1.60)	$(1.12)	$(0.71)	$(1.02)
9/30/2018	22.96	0.57	1.11	1.68	(1.38)	(0.20)
9/30/2017	20.39	0.23	3.45	3.68	(0.56)	(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
Administrative Class
3/31/2019†	$22.82	$0.47	$(1.61)	$(1.14)	$(0.63)	$(1.02)
9/30/2018	22.74	0.49	1.09	1.58	(1.30)	(0.20)
9/30/2017	20.20	0.18	3.40	3.58	(0.49)	(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)

11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

262	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.62)	$19.99	(4.15)%	$2,787	0.50	%(d)	0.60	%(d)	4.55	%(d)	1%
(1.48)	22.75	7.07	2,717	0.49		0.60		1.98		21
(0.99)	22.66	18.45	3,713	0.50		0.60		0.41		94
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54

$(1.49)	$19.63	(4.52)%	$188	1.25	%(d)	1.35	%(d)	3.70	%(d)	1%
(1.33)	22.30	6.29	199	1.24		1.35		1.36		21
(0.89)	22.25	17.58	175	1.25		1.35		0.04		94
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54

$(1.57)	$19.98	(4.32)%	$147	0.85	%(d)	0.85	%(d)	4.05	%(d)	1%
(1.22)	22.72	6.70	128	0.84		0.85		1.40		21
(0.97)	22.46	17.99	95	0.85		0.85		2.13		94
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54

$(1.70)	$20.13	(4.03)%	$11,118	0.20	%(d)	0.20	%(d)	4.67	%(d)	1%
(1.56)	22.96	7.40	11,185	0.19		0.20		2.51		21
(1.09)	22.86	18.81	11,758	0.20		0.20		1.18		94
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54

$(1.73)	$20.21	(3.98)%	$17,872	0.10	%(d)	0.10	%(d)	4.74	%(d)	1%
(1.58)	23.06	7.47	17,875	0.09		0.10		2.49		21
(1.11)	22.96	18.96	16,063	0.10		0.10		1.07		94
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54

$(1.65)	$20.03	(4.14)%	$571	0.45	%(d)	0.45	%(d)	4.69	%(d)	1%
(1.50)	22.82	7.11	879	0.44		0.45		2.16		21
(1.04)	22.74	18.54	813	0.45		0.45		0.86		94
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
3/31/2019†	$19.68	$0.38	$(1.35)	$(0.97)	$(0.49)	$(0.80)
9/30/2018	19.52	0.39	0.99	1.38	(1.11)	(0.11)
9/30/2017	17.17	0.09	2.95	3.04	(0.33)	(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
Class R
3/31/2019†	$19.60	$0.40	$(1.39)	$(0.99)	$(0.44)	$(0.80)
9/30/2018	19.37	0.31	1.00	1.31	(0.97)	(0.11)
9/30/2017	17.07	0.29	2.67	2.96	(0.30)	(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
Class P
3/31/2019†	$19.87	$0.40	$(1.36)	$(0.96)	$(0.57)	$(0.80)
9/30/2018	19.68	0.48	0.98	1.46	(1.16)	(0.11)
9/30/2017	17.32	0.17	2.94	3.11	(0.39)	(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
Class R6
3/31/2019†	$19.96	$0.41	$(1.36)	$(0.95)	$(0.60)	$(0.80)
9/30/2018	19.77	0.46	1.01	1.47	(1.17)	(0.11)
9/30/2017	17.38	0.17	2.98	3.15	(0.40)	(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
Administrative Class
3/31/2019†	$19.74	$0.42	$(1.39)	$(0.97)	$(0.54)	$(0.80)
9/30/2018	19.56	0.47	0.92	1.39	(1.10)	(0.11)
9/30/2017	17.21	0.14	2.92	3.06	(0.35)	(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

264	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.29)	$17.42	(4.14)%	$1,579	0.51	%(d)	0.60	%(d)	4.33	%(d)	1%
(1.22)	19.68	7.19	1,697	0.49		0.60		2.01		31
(0.69)	19.52	18.34	2,063	0.50		0.60		0.48		76
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41

$(1.24)	$17.37	(4.29)%	$66	0.86	%(d)	0.85	%(d)	4.58	%(d)	1%
(1.08)	19.60	6.86	112	0.84		0.85		1.58		31
(0.66)	19.37	17.93	91	0.85		0.85		1.64		76
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41

$(1.37)	$17.54	(3.99)%	$6,513	0.21	%(d)	0.20	%(d)	4.53	%(d)	1%
(1.27)	19.87	7.57	5,865	0.19		0.20		2.45		31
(0.75)	19.68	18.69	5,934	0.20		0.20		0.95		76
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41

$(1.40)	$17.61	(3.96)%	$8,732	0.11	%(d)	0.10	%(d)	4.66	%(d)	1%
(1.28)	19.96	7.62	8,055	0.09		0.10		2.35		31
(0.76)	19.77	18.87	6,215	0.10		0.10		0.92		76
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41

$(1.34)	$17.43	(4.14)%	$177	0.46	%(d)	0.45	%(d)	4.73	%(d)	1%
(1.21)	19.74	7.25	363	0.44		0.45		2.39		31
(0.71)	19.56	18.44	404	0.45		0.45		0.78		76
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Multi Asset Income:
Class A
3/31/2019†	$17.35	$0.54	$(0.22)	$0.32	$(0.49)	$—
9/30/2018	18.53	0.73	(0.71)	0.02	(0.85)	(0.23)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
Class C
3/31/2019†	$17.36	$0.45	$(0.21)	$0.24	$(0.42)	$—
9/30/2018	18.53	0.62	(0.72)	(0.10)	(0.74)	(0.23)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
Class R
3/31/2019†	$18.14	$0.52	$(0.22)	$0.30	$(0.45)	$—
9/30/2018	19.31	0.71	(0.74)	(0.03)	(0.80)	(0.23)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
Class P
3/31/2019†	$17.54	$0.55	$(0.21)	$0.34	$(0.51)	$—
9/30/2018	18.71	0.82	(0.73)	0.09	(0.90)	(0.23)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
Institutional Class
3/31/2019†	$17.08	$0.42	$(0.09)	$0.33	$(0.51)	$—
2/1/2018* - 9/30/2018	17.87	0.42	(0.64)	(0.22)	(0.44)	—
Class R6
3/31/2019†	$17.09	$0.53	$(0.18)	$0.35	$(0.52)	$—
9/30/2018	18.26	0.81	(0.71)	0.10	(0.91)	(0.23)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
Administrative Class
3/31/2019†	$17.66	$0.47	$(0.15)	$0.32	$(0.44)	$—
9/30/2018	18.82	0.80	(0.75)	0.05	(0.86)	(0.23)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

266	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.49)	$17.18	1.94%	$12,196	0.37	%(d)	0.60	%(d)	6.45	%(d)	152%
(0.12)	(1.20)	17.35	0.12	8,826	0.36		0.61		4.12		172
—	(0.94)	18.53	6.55	10,145	0.35		0.61		5.12		151
—	(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
—	(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81

$—	$(0.42)	$17.18	1.48%	$1,529	1.12	%(d)	1.35	%(d)	5.41	%(d)	152%
(0.10)	(1.07)	17.36	(0.58)	2,210	1.11		1.36		3.51		172
—	(0.70)	18.53	5.78	3,435	1.10		1.36		4.37		151
—	(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
—	(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81

$—	$(0.45)	$17.99	1.78%	$96	0.72	%(d)	0.85	%(d)	5.94	%(d)	152%
(0.11)	(1.14)	18.14	(0.20)	100	0.71		0.86		3.82		172
—	(0.80)	19.31	6.17	128	0.70		0.86		4.38		151
—	(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
—	(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81

$—	$(0.51)	$17.37	2.06%	$8,674	0.07	%(d)	0.20	%(d)	6.52	%(d)	152%
(0.13)	(1.26)	17.54	0.46	9,526	0.06		0.21		4.56		172
—	(1.02)	18.71	6.86	14,507	0.05		0.21		5.37		151
—	(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
—	(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81

$—	$(0.51)	$16.90	2.09%	$69	0.02	%(d)	0.15	%(d)	7.35	%(d)	152%
(0.13)	(0.57)	17.08	(1.16)	49	0.01	(d)	0.15	(d)	3.72	(d)	172

$—	$(0.52)	$16.92	2.15%	$10,370	—	%(d)(f)	0.11	%(d)	6.44	%(d)	152%
(0.13)	(1.27)	17.09	0.56	14,894	—	(f)	0.11		4.60		172
—	(1.03)	18.26	6.99	20,448	—	(f)	0.11		5.54		151
—	(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
—	(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
—	(0.42)	19.23	4.36	9,496	—	(f)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81

$—	$(0.44)	$17.54	1.94%	$10	0.30	%(d)	0.45	%(d)	5.52	%(d)	152%
(0.12)	(1.21)	17.66	0.25	524	0.31		0.46		4.36		172
—	(0.98)	18.82	6.62	1,550	0.30		0.46		5.38		151
—	(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
—	(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
3/31/2019†	$11.47	$0.19	$(0.32)	$(0.13)	$(0.22)	$(0.44)
9/30/2018	12.34	0.26	0.07	0.33	(0.55)	(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
Class C
3/31/2019†	$11.67	$0.13	$(0.30)	$(0.17)	$(0.07)	$(0.44)
9/30/2018	12.47	0.19	0.06	0.25	(0.40)	(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
Class R
3/31/2019†	$11.34	$0.21	$(0.35)	$(0.14)	$(0.19)	$(0.44)
9/30/2018	12.22	0.21	0.10	0.31	(0.54)	(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
Class P
3/31/2019†	$11.38	$0.16	$(0.28)	$(0.12)	$(0.25)	$(0.44)
9/30/2018	12.28	0.27	0.09	0.36	(0.61)	(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
Institutional Class
3/31/2019†	$11.45	$0.20	$(0.32)	$(0.12)	$(0.24)	$(0.44)
9/30/2018	12.15	0.28	0.08	0.36	(0.41)	(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
Class R6
3/31/2019†	$11.23	$0.20	$(0.32)	$(0.12)	$(0.25)	$(0.44)
9/30/2018	12.13	0.29	0.07	0.36	(0.61)	(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
3/31/2019†	$11.77	$0.20	$(0.33)	$(0.13)	$(0.21)	$(0.44)
9/30/2018	12.64	0.28	0.07	0.35	(0.57)	(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

268	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.66)	$10.68	(d)	(0.70	)%(d)	$51,452	0.59	%(e)	1.13	%(e)	3.56	%(e)	11%
(1.20)	11.47		2.62		40,974	0.59		1.12		2.24		17
(0.20)	12.34		11.88		47,170	0.60		1.12		1.73		15
(0.45)	11.23		6.55		84,852	0.60		1.13		0.68		57
(0.56)	10.98		(5.45)		88,132	0.55	(e)(f)	1.30	(e)(f)	2.52	(e)(f)	113
(0.27)	12.18		4.62		65,499	0.40		1.34		2.48		48
(0.43)	11.90		11.79		69,565	0.41		1.36		2.68		45

$(0.51)	$10.99	(d)	(1.13	)%(d)	$7,880	1.37	%(e)	1.98	%(e)	2.33	%(e)	11%
(1.05)	11.67		1.90		26,220	1.33		1.86		1.56		17
(0.10)	12.47		11.09		34,670	1.35		1.87		1.12		15
(0.43)	11.32		5.72		46,387	1.38		1.90		(0.06)		57
(0.47)	11.13		(6.07)		51,322	1.29	(e)(f)	2.04	(e)(f)	1.78	(e)(f)	113
(0.17)	12.33		3.88		62,275	1.13		2.08		1.78		48
(0.34)	12.04		10.81		68,756	1.14		2.10		1.98		45

$(0.63)	$10.57	(d)	(0.80	)%(d)	$20	0.80	%(e)	1.36	%(e)	4.09	%(e)	11%
(1.19)	11.34		2.43		35	0.80		1.32		1.85		17
(0.22)	12.22		11.78		24	0.78		1.31		1.55		15
(0.45)	11.15		6.25		17	0.81		1.33		0.45		57
(0.54)	10.93		(5.61)		16	0.72	(e)(f)	1.50	(e)(f)	2.23	(e)(f)	113
(0.25)	12.13		4.57		17	0.56		1.53		2.32		48
(0.41)	11.84		11.44		17	0.59		1.54		2.42		45

$(0.69)	$10.57	(d)	(0.64	)%(d)	$6,302	0.36	%(e)	0.89	%(e)	3.02	%(e)	11%
(1.26)	11.38		2.92		4,292	0.35		0.88		2.30		17
(0.31)	12.28		12.31		3,563	0.32		0.85		2.05		15
(0.47)	11.24		6.78		1,901	0.30		0.83		1.10		57
(0.59)	10.98		(5.30)		2,069	0.33	(e)(f)	1.06	(e)(f)	2.52	(e)(f)	113
(0.29)	12.19		4.96		2,139	0.16		1.12		2.68		48
(0.45)	11.90		11.92		1,960	0.19		1.13		2.81		45

$(0.68)	$10.65	(d)	(0.56	)%(d)	$5,860	0.36	%(e)	0.90	%(e)	3.85	%(e)	11%
(1.06)	11.45		2.92		6,652	0.33		0.86		2.43		17
(0.27)	12.15		12.08		6,871	0.40		0.95		2.35		15
(0.46)	11.11		6.72		68,709	0.40		0.92		0.89		57
(0.59)	10.86		(5.34)		74,024	0.32	(e)(f)	1.07	(e)(f)	2.58	(e)(f)	113
(0.30)	12.07		5.01		74,957	0.16		1.11		2.69		48
(0.46)	11.78		11.90		68,675	0.16		1.11		2.81		45

$(0.69)	$10.42	(d)	(0.59	)%(d)	$249,692	0.29	%(e)	0.83	%(e)	3.87	%(e)	11%
(1.26)	11.23		2.95		252,313	0.28		0.81		2.48		17
(0.31)	12.13		12.40		264,255	0.28		0.80		1.99		15
(0.47)	11.10		6.81		291,767	0.30		0.83		0.48		57
(0.04)	10.85		(1.14)		91,912	0.30	(e)(f)	1.31	(e)(f)	2.07	(e)(f)	113

$(0.65)	$10.99	(d)	(0.69	)%(d)	$22	0.55	%(e)	1.08	%(e)	3.61	%(e)	11%
(1.22)	11.77		2.68		22	0.53		1.06		2.28		17
(0.25)	12.64		12.07		26	0.53		1.06		1.86		15
(0.45)	11.52		6.58		32	0.56		1.08		0.67		57
(0.56)	11.25		(5.50)		27	0.57	(e)(f)	1.23	(e)(f)	2.35	(e)(f)	113
(0.27)	12.47		4.68		33	0.41		1.27		2.45		48
(0.41)	12.17		11.59		24	0.41		1.48		3.73		45
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Global Equity:
Class A
3/31/2019†	$17.30	$0.12	$(1.15)	$(1.03)	$(0.38)	$(1.75)
9/30/2018	18.83	0.30	0.68	0.98	(0.62)	(1.89)
9/30/2017	15.62	0.19	3.12	3.31	—	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
3/31/2019†	$16.90	$0.06	$(1.08)	$(1.02)	$—	$(1.75)
9/30/2018	18.51	0.16	0.68	0.84	(0.56)	(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
3/31/2019†	$17.31	$0.13	$(1.14)	$(1.01)	$(0.40)	$(1.75)
9/30/2018	18.82	0.32	0.69	1.01	(0.63)	(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	—	—
Institutional Class
3/31/2019†	$17.15	$0.13	$(1.13)	$(1.00)	$(0.46)	$(1.75)
9/30/2018	18.68	0.35	0.67	1.02	(0.66)	(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
3/31/2019†	$17.28	$0.14	$(1.15)	$(1.01)	$(0.46)	$(1.75)
9/30/2018	18.79	0.35	0.67	1.02	(0.64)	(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(f)	Certain expenses incurred by the Fund were not annualized.

270	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.13)	$14.14	(4.26)%	$1,072	0.70	%(c)(d)	0.79	%(c)(d)	1.65	%(c)(d)	31%
(2.51)	17.30	5.33	1,255	0.70	(d)	0.75	(d)	1.71	(d)	87
(0.10)	18.83	21.29	1,317	0.74	(d)	1.07	(d)	1.15	(d)	81	(e)
(0.15)	15.62	8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60	(7.13)	32,383	0.75	(c)(f)	1.22	(c)(f)	4.64	(c)(f)	35
—	16.57	0.36	10	0.75	(c)	2.53	(c)	1.31	(c)	76

$(1.75)	$14.13	(4.63)%	$17	1.40	%(c)(d)	1.52	%(c)(d)	0.87	%(c)(d)	31%
(2.45)	16.90	4.57	41	1.40	(d)	1.49	(d)	0.89	(d)	87
(0.28)	18.51	20.68	102	1.40	(d)	1.44	(d)	1.62	(d)	81	(e)
—	15.61	2.09	10	1.49	(c)	1.49	(c)	1.68	(c)	70

$(2.15)	$14.15	(4.17)%	$730	0.50	%(c)(d)	0.59	%(c)(d)	1.74	%(c)(d)	31%
(2.52)	17.31	5.52	1,868	0.50	(d)	0.52	(d)	1.83	(d)	87
(0.34)	18.82	21.72	2,835	0.53	(d)	0.56	(d)	2.09	(d)	81	(e)
(0.10)	15.79	8.28	2,851	0.60		0.62		2.13		70
—	14.68	(6.35)	4,069	0.61	(c)(f)	0.69	(c)(f)	2.20	(c)(f)	35

$(2.21)	$13.94	(4.08)%	$468	0.40	%(c)(d)	0.59	%(c)(d)	1.77	%(c)(d)	31%
(2.55)	17.15	5.63	2,386	0.40	(d)	0.49	(d)	2.01	(d)	87
(0.37)	18.68	21.88	2,323	0.42	(d)	0.54	(d)	2.15	(d)	81	(e)
(0.16)	15.68	8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63	(6.92)	366	0.51	(c)(f)	0.68	(c)(f)	2.17	(c)(f)	35
—	16.58	0.42	10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(2.21)	$14.06	(4.13)%	$481,103	0.40	%(c)(d)	0.45	%(c)(d)	1.95	%(c)(d)	31%
(2.53)	17.28	5.61	519,259	0.40	(d)	0.42	(d)	2.02	(d)	87
(0.38)	18.79	21.92	594,634	0.40	(d)	0.43	(d)	2.20	(d)	81	(e)
(0.15)	15.78	8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70	(6.83)	250,203	0.40	(c)(f)	0.70	(c)(f)	2.39	(c)(f)	35
—	16.58	10.53	33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class A
3/31/2019†	$14.97	$0.12	$(1.05)	$(0.93)	$(0.48)	$(0.04)
9/30/2018	15.71	0.41	(0.43)	(0.02)	(0.72)	—
9/30/2017	14.21	0.38	2.44	2.82	(1.32)	—
4/26/2016* - 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
3/31/2019†	$14.80	$0.05	$(1.02)	$(0.97)	$(0.33)	$(0.04)
9/30/2018	15.58	0.26	(0.39)	(0.13)	(0.65)	—
9/30/2017	14.16	0.27	2.44	2.71	(1.29)	—
4/26/2016* - 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
3/31/2019†	$15.01	$0.13	$(1.06)	$(0.93)	$(0.52)	$(0.04)
9/30/2018	15.74	0.42	(0.42)	—	(0.73)	—
9/30/2017	14.21	0.35	2.50	2.85	(1.32)	—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
3/31/2019†	$15.06	$0.12	$(1.06)	$(0.94)	$(0.55)	$(0.04)
9/30/2018	15.76	0.47	(0.45)	0.02	(0.72)	—
9/30/2017	14.22	0.38	2.49	2.87	(1.33)	—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
3/31/2019†	$15.09	$0.14	$(1.07)	$(0.93)	$(0.53)	$(0.04)
9/30/2018	15.74	0.44	(0.42)	0.02	(0.67)	—
9/30/2017	14.20	0.36	2.51	2.87	(1.33)	—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Certain expenses incurred by the Fund were not annualized.

272	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.52)	$13.52	(5.88)%	$430	0.70	%(c)(d)	1.82	%(c)(d)	1.83	%(c)(d)	24%
(0.72)	14.97	(0.28)	504	0.70	(d)	1.71	(d)	2.67	(d)	55
(1.32)	15.71	21.83	506	0.70	(d)	1.99	(d)	2.54	(d)	70
—	14.21	0.07	12	0.80	(c)	1.24	(c)	3.88	(c)	103

$(0.37)	$13.46	(6.33)%	$44	1.45	%(c)(d)	2.58	%(c)(d)	0.73	%(c)(d)	24%
(0.65)	14.80	(0.97)	103	1.45	(d)	2.55	(d)	1.70	(d)	55
(1.29)	15.58	21.06	146	1.46	(d)	2.69	(d)	1.84	(d)	70
—	14.16	(0.28)	15	1.55	(c)	2.02	(c)	2.79	(c)	103

$(0.56)	$13.52	(5.83)%	$102	0.55	%(c)(d)	1.55	%(c)(d)	1.97	%(c)(d)	24%
(0.73)	15.01	(0.14)	113	0.55	(d)	1.56	(d)	2.68	(d)	55
(1.32)	15.74	22.11	119	0.56	(d)	1.73	(d)	2.32	(d)	70
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(c)(e)	2.06	(c)(e)	2.99	(c)(e)	29

$(0.59)	$13.53	(5.86)%	$341	0.45	%(c)(d)	1.53	%(c)(d)	1.68	%(c)(d)	24%
(0.72)	15.06	(0.01)	866	0.45	(d)	1.34	(d)	3.11	(d)	55
(1.33)	15.76	22.20	90	0.48	(d)	1.66	(d)	2.62	(d)	70
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(c)(e)	2.06	(c)(e)	3.09	(c)(e)	29

$(0.57)	$13.59	(5.76)%	$23,165	0.45	%(c)(d)	1.44	%(c)(d)	2.11	%(c)(d)	24%
(0.67)	15.09	(0.03)	24,214	0.45	(d)	1.46	(d)	2.80	(d)	55
(1.33)	15.74	22.25	25,643	0.45	(d)	1.50	(d)	2.50	(d)	70
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(c)(e)	1.62	(c)(e)	3.31	(c)(e)	29

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles U.S. Equity:
Class A
3/31/2019†	$20.49	$0.14	$(1.37)	$(1.23)	$(0.39)	$(3.33)
9/30/2018	18.42	0.23	2.81	3.04	(0.13)	(0.84)
9/30/2017	15.47	0.25	2.93	3.18	(0.23)	—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
3/31/2019†	$19.98	$0.08	$(1.34)	$(1.26)	$(0.32)	$(3.33)
9/30/2018	18.24	0.11	2.74	2.85	(0.27)	(0.84)
9/30/2017	15.42	0.12	2.92	3.04	(0.22)	—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
3/31/2019†	$20.29	$0.16	$(1.36)	$(1.20)	$(0.36)	$(3.33)
9/30/2018	18.45	0.28	2.77	3.05	(0.37)	(0.84)
9/30/2017	15.46	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
3/31/2019†	$20.36	$0.16	$(1.37)	$(1.21)	$(0.37)	$(3.33)
9/30/2018	18.48	0.28	2.78	3.06	(0.34)	(0.84)
9/30/2017	15.49	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
3/31/2019†	$20.46	$0.16	$(1.37)	$(1.21)	$(0.37)	$(3.33)
9/30/2018	18.56	0.31	2.78	3.09	(0.35)	(0.84)
9/30/2017	15.53	0.30	2.97	3.27	(0.24)	—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Certain expenses incurred by the Fund were not annualized.

274	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.72)	$15.54	(3.47)%	$806	0.65	%(c)	0.86	%(c)	1.82	%(c)	3%
(0.97)	20.49	16.96	353	0.65		0.76		1.17		80
(0.23)	18.42	20.80	46	0.68		1.02		1.49		55	(d)
—	15.47	3.76	47	0.75	(c)	0.93	(c)	1.75	(c)	64

$(3.65)	$15.07	(3.78)%	$67	1.40	%(c)	1.63	%(c)	1.09	%(c)	3%
(1.11)	19.98	16.14	26	1.40		1.53		0.58		80
(0.22)	18.24	19.92	20	1.42		1.56		0.74		55	(d)
—	15.42	3.42	10	1.50	(c)	1.61	(c)	0.88	(c)	64

$(3.69)	$15.40	(3.36)%	$289	0.50	%(c)	0.77	%(c)	1.84	%(c)	3%
(1.21)	20.29	17.12	672	0.50		0.56		1.43		80
(0.23)	18.45	21.07	476	0.51		0.57		1.62		55	(d)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(c)(e)	1.32	(c)(e)	1.40	(c)(e)	51

$(3.70)	$15.45	(3.36)%	$58	0.48	%(c)	0.64	%(c)	1.90	%(c)	3%
(1.18)	20.36	17.17	138	0.50		0.51		1.45		80
(0.23)	18.48	21.04	121	0.50		0.66		1.64		55	(d)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(c)(e)	1.45	(c)(e)	1.51	(c)(e)	51

$(3.70)	$15.55	(3.36)%	$93,601	0.40	%(c)	0.59	%(c)	2.00	%(c)	3%
(1.19)	20.46	17.25	98,758	0.40		0.50		1.59		80
(0.24)	18.56	21.26	113,074	0.40		0.56		1.78		55	(d)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(c)(e)	0.74	(c)(e)	1.63	(c)(e)	51

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
3/31/2019†	$32.78	$0.15	$(0.66)	$(0.51)	$(0.78)	$(3.55)
9/30/2018	34.27	0.32	4.58	4.90	(1.30)	(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
Class C
3/31/2019†	$32.95	$0.05	$(0.63)	$(0.58)	$(0.53)	$(3.55)
9/30/2018	34.36	0.08	4.59	4.67	(0.99)	(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
Class R
3/31/2019†	$33.92	$0.13	$(0.66)	$(0.53)	$(0.78)	$(3.55)
9/30/2018	34.19	0.27	4.70	4.97	(0.15)	(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
Class P
3/31/2019†	$32.12	$0.19	$(0.67)	$(0.48)	$(0.91)	$(3.55)
9/30/2018	33.95	0.38	4.50	4.88	(1.62)	(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
Institutional Class
3/31/2019†	$32.41	$0.19	$(0.66)	$(0.47)	$(0.91)	$(3.55)
9/30/2018	33.89	0.40	4.52	4.92	(1.31)	(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
Administrative Class
3/31/2019†	$32.46	$0.16	$(0.66)	$(0.50)	$(0.76)	$(3.55)
9/30/2018	34.08	0.33	4.54	4.87	(1.40)	(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

276	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.33)	$27.94		0.16%	$56,600	1.01	%(c)	1.07	%(c)	68%
(6.39)	32.78		16.83	61,385	0.96		1.02		133
(0.77)	34.27		13.14	76,586	1.02		1.19		124	(d)
(3.04)	31.02		6.42	259,711	0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(c)(e)	1.08	(c)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		1.67		81

$(4.08)	$28.29		(0.16)%	$51,434	1.73	%(c)	0.35	%(c)	68%
(6.08)	32.95		15.90	53,461	1.73		0.24		133
(0.65)	34.36		12.41	48,905	1.69		0.51		124	(d)
(2.73)	31.19		5.65	67,423	1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(c)(e)	0.34	(c)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		0.94		81

$(4.33)	$29.06		0.12%	$107	1.18	%(c)	0.91	%(c)	68%
(5.24)	33.92		16.59	98	1.17		0.81		133
(0.68)	34.19		12.79	114	1.42		0.82		124	(d)
(2.90)	30.97		5.95	1,145	1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(c)(e)	0.70	(c)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.06		81

$(4.46)	$27.18		0.31%	$107,772	0.74	%(c)	1.36	%(c)	68%
(6.71)	32.12		17.08	102,412	0.74		1.24		133
(0.98)	33.95		13.52	80,392	0.72		1.49		124	(d)
(3.22)	30.84		6.67	88,900	0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(c)(e)	1.36	(c)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		1.96		81

$(4.46)	$27.48		0.37%	$312,168	0.71	%(c)	1.37	%(c)	68%
(6.40)	32.41		17.10	332,874	0.71		1.27		133
(0.97)	33.89		13.58	322,732	0.68		1.54		124	(d)
(3.26)	30.76		6.73	1,089,974	0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(c)(e)	1.40	(c)(e)	73
(1.67)	36.42	(f)	9.79 (f)	1,781,193	0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		1.93		81

$(4.31)	$27.65		0.19%	$512	0.94	%(c)	1.09	%(c)	68%
(6.49)	32.46		16.88	997	0.93		1.05		133
(0.92)	34.08		13.30	1,240	0.89		1.32		124	(d)
(3.13)	30.96		6.52	1,428	0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(c)(e)	1.15	(c)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		1.65		81

(c)	Annualized, unless otherwise noted.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Core Bond:
Class P
3/31/2019†	$14.91	$0.23	$0.51	$0.74	$(0.24)	$15.41
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	14.91
Institutional Class
3/31/2019†	$14.91	$0.23	$0.51	$0.74	$(0.25)	$15.40
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	14.91
Class R6
3/31/2019†	$14.91	$0.23	$0.51	$0.74	$(0.25)	$15.40
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	14.91
AllianzGI Core Plus Bond:
Class P
3/31/2019†	$14.92	$0.22	$0.48	$0.70	$(0.23)	$15.39
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	14.92
Institutional Class
3/31/2019†	$14.92	$0.23	$0.47	$0.70	$(0.23)	$15.39
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	14.92
Class R6
3/31/2019†	$14.92	$0.23	$0.48	$0.71	$(0.24)	$15.39
5/30/2018* - 9/30/2018	15.00	0.15	(0.12)	0.03	(0.11)	14.92

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

278	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

5.01%	$11	0.30%	1.05%	3.02%	464%
0.11	10	0.30	1.45	2.71	305

5.00%	$42	0.25%	3.48%	3.14%	464%
0.13	10	0.25	1.45	2.76	305

5.05%	$31,940	0.20%	1.09%	3.12%	464%
0.15	29,356	0.20	1.47	2.83	305

4.72%	$11	0.35%	0.94%	3.01%	463%
0.18	10	0.35	1.19	2.81	302

4.77%	$10	0.30%	0.94%	3.06%	463%
0.20	10	0.30	1.19	2.86	302

4.83%	$42,527	0.25%	0.94%	3.11%	463%
0.22	40,075	0.25	1.19	2.91	302

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
3/31/2019†	$13.88	$—	$(0.04)	$(0.04)	$(0.04)	$—
9/30/2018	15.76	0.11	(1.11)	(1.00)	(0.26)	(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
3/31/2019†	$14.05	$0.02	$(0.06)	$(0.04)	$(0.23)	$—
9/30/2018	15.86	0.21	(1.17)	(0.96)	(0.23)	(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—
AllianzGI Emerging Markets Debt:
Class A
3/31/2019†	$13.35	$0.28	$0.39	$0.67	$(0.22)	$—
9/30/2018	14.87	0.71	(1.52)	(0.81)	(0.60)	(0.11)
9/30/2017	14.89	0.75	0.16	0.91	(0.91)	(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
3/31/2019†	$13.48	$0.23	$0.38	$0.61	$(0.20)	$—
9/30/2018	14.95	0.64	(1.56)	(0.92)	(0.44)	(0.11)
9/30/2017	14.96	0.64	0.17	0.81	(0.80)	(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
3/31/2019†	$13.24	$0.29	$0.38	$0.67	$(0.36)	$—
9/30/2018	14.84	0.75	(1.53)	(0.78)	(0.71)	(0.11)
9/30/2017	14.90	0.77	0.16	0.93	(0.97)	(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
3/31/2019†	$13.23	$0.30	$0.37	$0.67	$(0.31)	$—
9/30/2018	14.83	0.77	(1.55)	(0.78)	(0.71)	(0.11)
9/30/2017	14.88	0.79	0.16	0.95	(0.98)	(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

280	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.04)	$13.80	(0.25)%	$64	1.55	%(c)	1.97	%(c)	(0.05	)%(c)	59%
(0.88)	13.88	(7.04)	69	1.55		1.78		0.68		115
(0.12)	15.76	16.97	155	1.55		16.84		1.47		122
(0.06)	13.60	11.67	48	1.58		38.88		0.90		91
—	12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$(0.23)	$13.78	(0.09)%	$40,483	1.20	%(c)	1.56	%(c)	0.31	%(c)	59%
(0.85)	14.05	(6.69)	43,333	1.20		1.37		1.36		115
(0.15)	15.86	17.37	43,487	1.20		1.64		1.55		122
(0.07)	13.68	12.06	44,630	1.22		2.04		1.49		91
—	12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$(0.22)	$13.80	5.02%	$124	1.05	%(c)	2.21	%(c)	4.23	%(c)	66%
(0.71)	13.35	(5.62)	135	1.20		1.89		4.89		127
(0.93)	14.87	6.41	140	1.20		1.66		5.05		118
(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
(0.53)	13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
—	14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$(0.20)	$13.89	4.53%	$13	1.80	%(c)	2.96	%(c)	3.43	%(c)	66%
(0.55)	13.48	(6.30)	46	1.95		2.68		4.41		127
(0.82)	14.95	5.64	113	1.95		2.41		4.33		118
(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
(0.42)	13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
—	14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$(0.36)	$13.55	5.12%	$11	0.90	%(c)	1.91	%(c)	4.40	%(c)	66%
(0.82)	13.24	(5.44)	11	1.04		1.68		5.27		127
(0.99)	14.84	6.55	12	1.05		1.34		5.26		118
(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
(0.56)	13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
—	14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$(0.31)	$13.59	5.15%	$19,838	0.80	%(c)	1.90	%(c)	4.50	%(c)	66%
(0.82)	13.23	(5.40)	18,321	0.95		1.61		5.34		127
(1.00)	14.83	6.73	36,313	0.95		1.35		5.35		118
(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
(0.57)	13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
—	14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Small-Cap:
Class A
3/31/2019†	$16.61	$—	$0.41	$0.41	$(0.10)	$(0.63)
9/30/2018	18.36	0.16	(0.59)	(0.43)	(0.85)	(0.47)
9/30/2017	15.15	0.23	2.98	3.21	—	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	—	—
Institutional Class
3/31/2019†	$16.45	$0.03	$0.39	$0.42	$(0.26)	$(0.63)
9/30/2018	18.04	0.26	(0.62)	(0.36)	(0.76)	(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	—	—
AllianzGI Floating Rate Note:
Class P
3/31/2019†	$14.95	$0.15	$—	$0.15	$(0.19)	$(0.16)
12/27/2017* - 9/30/2018	15.00	0.20	(0.02)	0.18	(0.23)	—
Institutional Class
3/31/2019†	$14.95	$0.16	$—	$0.16	$(0.22)	$(0.16)
12/27/2017* - 9/30/2018	15.00	0.21	(0.02)	0.19	(0.24)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)

Payments from Affiliates increased the end of period net asset value (“NAV”) and total return by $0.01 and 0.06%, respectively, for Class A and $0.01 and 0.05%, respectively, for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $16.60 and (2.78)%, respectively, for Class A and $16.44 and (2.43)%, respectively, for Institutional Class.

(e)	Certain expenses incurred by the Fund were not annualized.

282	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.73)	$16.29		3.02%		$108	1.85	%(c)	4.12	%(c)	0.05	%(c)	37%
(1.32)	16.61	(d)	(2.72	)(d)	135	1.85		3.71		0.90		119
—	18.36		21.19		204	1.85		15.72		1.39		121
(0.21)	15.15		9.54		67	1.85		6.84		1.14		147
—	14.04		(6.39)		621	1.85	(c)(e)	9.40	(c)(e)	2.12	(c)(e)	103

$(0.89)	$15.98		3.23%		$9,586	1.50	%(c)	3.79	%(c)	0.42	%(c)	37%
(1.23)	16.45	(d)	(2.38	)(d)	10,030	1.50		3.05		1.46		119
(0.45)	18.04		21.69		11,251	1.50		3.38		1.47		121
(0.14)	15.30		9.80		13,367	1.50		4.72		2.08		147
—	14.08		(6.11)		7,921	1.50	(c)(e)	7.77	(c)(e)	1.78	(c)(e)	103

$(0.35)	$14.75		1.04%		$10	0.60	%(c)(e)	1.94	%(c)(e)	2.06	%(c)(e)	118%
(0.23)	14.95		1.18		10	0.68	(c)(e)	3.39	(c)(e)	1.75	(c)(e)	39

$(0.38)	$14.73		1.11%		$14,853	0.50	%(c)(e)	1.96	%(c)(e)	2.16	%(c)(e)	118%
(0.24)	14.95		1.25		15,237	0.58	(c)(e)	3.26	(c)(e)	1.88	(c)(e)	39

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
3/31/2019†	$20.19	$0.16	$(0.73)	$(0.57)	$(0.36)	$(0.48)
9/30/2018	20.52	0.28	0.32	0.60	(0.21)	(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
Class C
3/31/2019†	$19.56	$0.09	$(0.68)	$(0.59)	$—	$(0.48)
9/30/2018	20.05	0.12	0.31	0.43	(0.20)	(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
Class R
3/31/2019†	$19.97	$0.12	$(0.70)	$(0.58)	$(0.20)	$(0.48)
9/30/2018	20.35	0.21	0.30	0.51	(0.17)	(0.72)
9/30/2017	18.23	0.16	1.96	2.12	—	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
Class P
3/31/2019†	$20.07	$0.18	$(0.72)	$(0.54)	$(0.40)	$(0.48)
9/30/2018	20.48	0.32	0.31	0.63	(0.32)	(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
Institutional Class
3/31/2019†	$20.22	$0.19	$(0.71)	$(0.52)	$(0.18)	$(0.48)
9/30/2018	20.61	0.34	0.32	0.66	(0.33)	(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
Class R6
3/31/2019†	$20.15	$0.19	$(0.73)	$(0.54)	$(0.40)	$(0.48)
9/30/2018	20.56	0.34	0.32	0.66	(0.35)	(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
3/31/2019†	$20.15	$0.17	$(0.74)	$(0.57)	$(0.37)	$(0.48)
9/30/2018	20.55	0.29	0.32	0.61	(0.29)	(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

284	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.84)	$18.78	(2.49)%	$1,910	0.97	%(d)	1.31	%(d)	1.77	%(d)	81%
(0.93)	20.19	2.93	2,015	0.97		1.25		1.37		152
—	20.52	12.01	2,421	1.02		1.35		1.05		192
(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38	(d)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101

$(0.48)	$18.49	(2.84)%	$681	1.74	%(d)	2.14	%(d)	0.97	%(d)	81%
(0.92)	19.56	2.09	1,195	1.74		2.01		0.61		152
—	20.05	11.08	1,325	1.77		2.08		0.42		192
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101

$(0.68)	$18.71	(2.63)%	$113	1.34	%(d)	1.72	%(d)	1.34	%(d)	81%
(0.89)	19.97	2.49	160	1.34		1.58		1.05		152
—	20.35	11.63	137	1.35		1.70		0.84		192
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101

$(0.88)	$18.65	(2.35)%	$11,267	0.80	%(d)	1.09	%(d)	1.94	%(d)	81%
(1.04)	20.07	3.08	13,436	0.80		1.03		1.58		152
(0.10)	20.48	12.18	12,730	0.82		1.11		1.44		192
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101

$(0.66)	$19.04	(2.33)%	$10,460	0.70	%(d)	1.06	%(d)	2.02	%(d)	81%
(1.05)	20.22	3.18	13,225	0.70		0.94		1.65		152
(0.01)	20.61	12.27	31,783	0.75		1.03		1.42		192
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101

$(0.88)	$18.73	(2.35)%	$189,900	0.70	%(d)	0.99	%(d)	2.05	%(d)	81%
(1.07)	20.15	3.19	192,375	0.70		0.91		1.67		152
(0.09)	20.56	12.39	231,584	0.70		0.99		1.49		192
—	18.38	6.24	9,029	0.36	(d)	1.36	(d)	0.77	(d)	79

$(0.85)	$18.73	(2.50)%	$23	0.95	%(d)	1.24	%(d)	1.80	%(d)	81%
(1.01)	20.15	2.93	23	0.96		1.17		1.42		152
—	20.55	11.99	23	1.00		1.25		1.18		192
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global High Yield:
Class P
3/31/2019†	$14.84	$0.32	$0.06	$0.38	$(0.55)	$—
9/30/2018	15.36	0.67	(0.48)	0.19	(0.71)	—
5/3/2017* - 9/30/2017	15.00	0.26	0.18	0.44	(0.08)	—
Institutional Class
3/31/2019†	$14.83	$0.33	$0.07	$0.40	$(0.57)	$—
9/30/2018	15.36	0.68	(0.48)	0.20	(0.73)	—
5/3/2017* - 9/30/2017	15.00	0.27	0.17	0.44	(0.08)	—
AllianzGI Global Sustainability:
Class A
3/31/2019†	$19.46	$0.06	$(0.79)	$(0.73)	$(0.30)	$(1.07)
9/30/2018	17.96	0.17	1.98	2.15	(0.21)	(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
3/31/2019†	$19.68	$0.08	$(0.81)	$(0.73)	$(0.41)	$(1.07)
9/30/2018	18.13	0.16	2.05	2.21	(0.22)	(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
3/31/2019†	$19.72	$0.09	$(0.79)	$(0.70)	$(0.15)	$(1.07)
9/30/2018	18.13	0.22	2.00	2.22	(0.19)	(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

286	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.55)	$14.67	2.74%	$11	0.81	%(c)	1.47	%(c)	4.43	%(c)	52%
(0.71)	14.84	1.26	11	0.81		1.79		4.41		101
(0.08)	15.36	2.91	10	0.80	(c)(d)	2.76	(c)(d)	4.22	(c)(d)	107

$(0.57)	$14.66	2.88%	$23,297	0.71	%(c)	1.45	%(c)	4.53	%(c)	52%
(0.73)	14.83	1.32	22,168	0.71		1.78		4.52		101
(0.08)	15.36	2.96	21,625	0.70	(c)(d)	2.79	(c)(d)	4.32	(c)(d)	107

$(1.37)	$17.36	(2.67)%	$562	1.09	%(c)	1.93	%(c)	0.72	%(c)	25%
(0.65)	19.46	12.23	614	1.09		1.70		0.92		20
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(1.48)	$17.47	(2.57)%	$16,862	0.94	%(c)	1.64	%(c)	0.99	%(c)	25%
(0.66)	19.68	12.44	11,362	0.94		1.25		0.84		20
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(1.22)	$17.80	(2.57)%	$12,831	0.84	%(c)	1.60	%(c)	1.02	%(c)	25%
(0.63)	19.72	12.52	28,237	0.84		1.43		1.18		20
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Water:
Class A
3/31/2019†	$15.54	$0.01	$(0.04)	$(0.03)	$(0.13)	$(0.36)
9/30/2018	15.49	0.13	0.34	0.47	(0.04)	(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
Class C
3/31/2019†	$14.79	$(0.04)	$(0.04)	$(0.08)	$(0.01)	$(0.36)
9/30/2018	14.82	0.01	0.34	0.35	—	(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	—	—
11/30/2014	12.11	(0.03)	0.25	0.22	—	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
Class P
3/31/2019†	$15.59	$0.03	$(0.06)	$(0.03)	$(0.19)	$(0.36)
9/30/2018	15.57	0.17	0.36	0.53	(0.13)	(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
Institutional Class
3/31/2019†	$15.31	$0.03	$(0.06)	$(0.03)	$(0.18)	$(0.36)
9/30/2018	15.32	0.17	0.34	0.51	(0.14)	(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—
AllianzGI Green Bond:
Class A
11/19/2018* - 3/31/2019†	$15.00	$0.10	$0.65	$0.75	$(0.09)	$—
Class P
11/19/2018* - 3/31/2019†	$15.00	$0.10	$0.65	$0.75	$(0.09)	$—
Institutional Class
11/19/2018* - 3/31/2019†	$15.00	$0.11	$0.65	$0.76	$(0.09)	$—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

288	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$15.02	0.27%	$158,610	1.23	%(c)	1.43	%(c)	0.18	%(c)	14%
(0.42)	15.54	3.05	172,374	1.19		1.41		0.84		34
(0.13)	15.49	8.18	190,693	1.33		1.44		0.59		29
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
(0.03)	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28

$(0.37)	$14.34	(0.19)%	$71,077	1.98	%(c)	2.19	%(c)	(0.58	)%(c)	14%
(0.38)	14.79	2.35	83,156	1.94		2.16		0.07		34
(0.08)	14.82	7.32	89,250	2.07		2.19		(0.07)		29
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28

$(0.55)	$15.01	0.32%	$205,531	0.95	%(c)	1.18	%(c)	0.45	%(c)	14%
(0.51)	15.59	3.40	243,338	0.93		1.15		1.12		34
(0.16)	15.57	8.40	210,746	1.04		1.16		1.02		29
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28

$(0.54)	$14.74	0.34%	$135,979	0.95	%(c)	1.17	%(c)	0.45	%(c)	14%
(0.52)	15.31	3.36	164,322	0.92		1.14		1.13		34
(0.19)	15.32	8.49	142,353	1.01		1.15		1.13		29
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28

$(0.09)	$15.66	4.98%	$81	0.77	%(c)(d)	5.78	%(c)(d)	1.87	%(c)(d)	27%

$(0.09)	$15.66	5.04%	$161	0.60	%(c)(d)	6.17	%(c)(d)	1.97	%(c)(d)	27%

$(0.09)	$15.67	5.08%	$5,395	0.51	%(c)(d)	6.20	%(c)(d)	1.92	%(c)(d)	27%

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
3/31/2019†	$8.91	$0.22	$(0.13)	$0.09	$(0.22)	$—
9/30/2018	9.31	0.45	(0.39)	0.06	(0.46)	—
9/30/2017	9.14	0.48	0.18	0.66	(0.49)	—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
Class C
3/31/2019†	$8.90	$0.19	$(0.14)	$0.05	$(0.19)	$—
9/30/2018	9.30	0.39	(0.39)	—	(0.40)	—
9/30/2017	9.12	0.42	0.20	0.62	(0.44)	—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
Class R
3/31/2019†	$8.54	$0.20	$(0.13)	$0.07	$(0.21)	$—
9/30/2018	8.94	0.39	(0.37)	0.02	(0.42)	—
9/30/2017	8.79	0.43	0.18	0.61	(0.46)	—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
Class P
3/31/2019†	$8.55	$0.22	$(0.12)	$0.10	$(0.23)	$—
9/30/2018	8.96	0.46	(0.38)	0.08	(0.49)	—
9/30/2017	8.80	0.50	0.19	0.69	(0.53)	—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
Institutional Class
3/31/2019†	$8.58	$0.22	$(0.13)	$0.09	$(0.23)	$—
9/30/2018	8.98	0.46	(0.37)	0.09	(0.49)	—
9/30/2017	8.83	0.50	0.18	0.68	(0.53)	—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
Administrative Class
3/31/2019†	$8.44	$0.23	$(0.13)	$0.10	$(0.16)	$—
9/30/2018	8.84	0.44	(0.37)	0.07	(0.47)	—
9/30/2017	8.70	0.48	0.17	0.65	(0.51)	—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

290	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.22)	$8.78		1.08%	$31,124	1.10	%(c)	1.10	%(c)	5.07	%(c)	27%
(0.46)	8.91		0.67	33,768	1.05		1.05		4.93		40
(0.49)	9.31		7.42	58,525	1.09		1.09		5.19		37
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67

$(0.19)	$8.76		0.61%	$5,982	1.77	%(c)	1.77	%(c)	4.38	%(c)	27%
(0.40)	8.90		0.02	8,544	1.71		1.71		4.27		40
(0.44)	9.30		6.90	11,723	1.70		1.70		4.59		37
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67

$(0.21)	$8.40		0.90%	$828	1.42	%(c)	1.42	%(c)	4.73	%(c)	27%
(0.42)	8.54		0.33	878	1.44		1.44		4.55		40
(0.46)	8.94		7.12	1,048	1.44		1.44		4.84		37
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67

$(0.23)	$8.42		1.30%	$14,225	0.78	%(c)	0.78	%(c)	5.37	%(c)	27%
(0.49)	8.55		0.94	17,535	0.70		0.70		5.26		40
(0.53)	8.96		8.07	35,931	0.67		0.67		5.62		37
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67

$(0.23)	$8.44		1.18%	$86,440	0.79	%(c)	0.79	%(c)	5.35	%(c)	27%
(0.49)	8.58		1.03	122,078	0.73		0.73		5.26		40
(0.53)	8.98		7.91	155,022	0.69		0.69		5.61		37
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67

$(0.16)	$8.38		1.26%	$22	0.94	%(c)	0.94	%(c)	5.61	%(c)	27%
(0.47)	8.44		0.83	20	0.88		0.88		4.93		40
(0.51)	8.84		7.75	1,490	0.86		0.86		5.45		37
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Growth:
Class A
3/31/2019†	$17.91	$(0.02)	$(0.22)	$(0.24)	$(0.05)	$(0.40)
9/30/2018	19.73	0.02	0.82	0.84	(0.31)	(2.35)
9/30/2017	16.37	0.04	3.32	3.36	—	—
9/30/2016	14.13	0.09	2.29	2.38	(0.14)	—
2/2/2015* - 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—	—
Institutional Class
3/31/2019†	$18.32	$0.01	$(0.22)	$(0.21)	$(0.05)	$(0.40)
9/30/2018	19.90	0.07	0.82	0.89	(0.12)	(2.35)
9/30/2017	16.49	0.08	3.35	3.43	(0.02)	—
9/30/2016	14.15	0.11	2.33	2.44	(0.10)	—
2/2/2015* - 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

292	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.45)	$17.22	(0.88)%	$729	1.05	%(c)	1.75	%(c)	(0.21	)%(c)	16%
(2.66)	17.91	4.32	1,183	1.05		1.89		0.10		17
—	19.73	20.53	72	1.12		1.82		0.23		18
(0.14)	16.37	16.97	51	1.20		6.68		0.60		20
—	14.13	(5.80)	10	1.20	(c)(d)	8.22	(c)(d)	1.12	(c)(d)	3

$(0.45)	$17.66	(0.72)%	$26,515	0.80	%(c)	1.48	%(c)	0.10	%(c)	16%
(2.47)	18.32	4.54	27,427	0.80		1.61		0.37		17
(0.02)	19.90	20.82	18,582	0.87		1.49		0.49		18
(0.10)	16.49	17.34	28,386	0.95		5.77		0.75		20
—	14.15	(5.67)	2,874	0.95	(c)(d)	7.99	(c)(d)	1.38	(c)(d)	3

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
3/31/2019†	$43.09	$(0.01)	$(6.45)	$(6.46)	$(0.10)	$(4.90)
9/30/2018	41.19	0.42	2.41	2.83	(0.25)	(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	—	—
Class C
3/31/2019†	$41.63	$(0.15)	$(6.24)	$(6.39)	$—	$(4.90)
9/30/2018	40.01	(0.15)	2.55	2.40	(0.10)	(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
Class R
3/31/2019†	$41.90	$(0.05)	$(6.39)	$(6.44)	$(0.80)	$(4.90)
9/30/2018	40.46	0.13	2.50	2.63	(0.51)	(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
Class P
3/31/2019†	$43.06	$—	$(6.46)	$(6.46)	$(0.33)	$(4.90)
9/30/2018	41.33	0.22	2.68	2.90	(0.49)	(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
Institutional Class
3/31/2019†	$44.65	$0.04	$(6.72)	$(6.68)	$(0.43)	$(4.90)
9/30/2018	42.85	0.32	2.71	3.03	(0.55)	(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
Class R6
3/31/2019†	$44.64	$0.05	$(6.74)	$(6.69)	$(0.60)	$(4.90)
9/30/2018	42.90	0.40	2.66	3.06	(0.64)	(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

294	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(5.00)	$31.63		(13.48)%	$5,783	1.25	%(c)	1.86	%(c)	(0.06	)%(c)	31%
(0.93)	43.09		6.88	9,108	1.25		1.50		0.95		62
(0.31)	41.19	(d)	20.34 (d)	6,068	1.36		1.93		0.01		67
(1.73)	34.57		5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83	11,816	1.45	(c)(e)	1.63	(c)(e)	0.88	(c)(e)	39
(4.21)	35.77		(5.84)	5,290	1.45		1.76		0.23		77
—	42.30		32.64	4,569	1.45		1.83		0.23		92

$(4.90)	$30.34		(13.83)%	$1,237	2.06	%(c)	2.61	%(c)	(0.92	)%(c)	31%
(0.78)	41.63		5.99	2,610	2.08		2.27		(0.35)		62
(0.25)	40.01	(d)	19.39 (d)	2,829	2.14		2.50		(0.56)		67
(1.65)	33.78		4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14	2,837	2.19	(c)(e)	2.42	(c)(e)	0.20	(c)(e)	39
(3.88)	35.33		(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78		31.67	702	2.20		2.43		(0.46)		92

$(5.70)	$29.76		(13.60)%	$1,057	1.59	%(c)	2.10	%(c)	(0.30	)%(c)	31%
(1.19)	41.90		6.51	845	1.59		1.86		0.30		62
(0.32)	40.46	(d)	19.98 (d)	264	1.64		2.11		0.02		67
(1.62)	34.07		4.81	130	1.70		2.17		0.09		76
(3.66)	34.03		7.60	100	1.70	(c)(e)	2.09	(c)(e)	0.57	(c)(e)	39
(4.53)	35.30		(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23		32.29	27	1.70		1.96		0.05		92

$(5.23)	$31.37		(13.41)%	$25,306	1.10	%(c)	1.62	%(c)	0.02	%(c)	31%
(1.17)	43.06		7.02	48,830	1.10		1.29		0.51		62
(0.34)	41.33	(d)	20.55 (d)	55,843	1.17		1.42		0.55		67
(1.65)	34.66		5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96	36,377	1.28	(c)(e)	1.37	(c)(e)	0.97	(c)(e)	39
(4.07)	35.65		(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97		32.86	33,574	1.30		1.52		0.45		92

$(5.33)	$32.64		(13.39)%	$46,789	1.04	%(c)	1.61	%(c)	0.24	%(c)	31%
(1.23)	44.65		7.09	49,443	1.05		1.28		0.70		62
(0.34)	42.85	(d)	20.58 (d)	67,921	1.11		1.43		0.94		67
(1.65)	35.91		5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04	59,061	1.21	(c)(e)	1.39	(c)(e)	0.97	(c)(e)	39
(3.98)	36.68		(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94		32.96	71,875	1.21		1.44		0.46		92

$(5.50)	$32.45		(13.37)%	$29,040	1.00	%(c)	1.50	%(c)	0.27	%(c)	31%
(1.32)	44.64		7.14	33,876	1.00		1.22		0.87		62
(0.35)	42.90	(d)	20.66 (d)	17,804	1.05		1.42		0.60		67
—	35.94		7.22	15,534	1.11	(c)	1.56	(c)	1.48	(c)	76

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Micro Cap:
Class A
3/31/2019†	$16.62	$(0.07)	$(2.80)	$(2.87)	$(3.02)	$10.73
9/30/2018	15.85	(0.21)	1.87	1.66	(0.89)	16.62
9/30/2017	14.73	(0.18)	2.72	2.54	(1.42)	15.85
9/30/2016	13.99	(0.18)	1.75	1.57	(0.83)	14.73
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54	0.37	(1.26)	13.99
11/30/2014	16.06	(0.21)	—	(0.21)	(0.97)	14.88
11/30/2013	11.62	(0.20)	5.57	5.37	(0.93)	16.06
Class P
3/31/2019†	$16.73	$(0.07)	$(2.81)	$(2.88)	$(3.02)	$10.83
9/30/2018	15.94	(0.20)	1.88	1.68	(0.89)	16.73
9/30/2017	14.80	(0.17)	2.73	2.56	(1.42)	15.94
9/30/2016	14.05	(0.16)	1.74	1.58	(0.83)	14.80
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55	0.39	(1.26)	14.05
11/30/2014	16.08	(0.19)	—	(0.19)	(0.97)	14.92
11/30/2013	11.61	(0.17)	5.57	5.40	(0.93)	16.08
Institutional Class
3/31/2019†	$16.82	$(0.07)	$(2.82)	$(2.89)	$(3.02)	$10.91
9/30/2018	16.03	(0.20)	1.88	1.68	(0.89)	16.82
9/30/2017	14.87	(0.17)	2.75	2.58	(1.42)	16.03
9/30/2016	14.11	(0.16)	1.75	1.59	(0.83)	14.87
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54	0.38	(1.26)	14.11
11/30/2014	16.15	(0.19)	—	(0.19)	(0.97)	14.99
11/30/2013	11.65	(0.15)	5.58	5.43	(0.93)	16.15

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

296	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

(13.85)%	$1,735	1.42	%(c)	2.40	%(c)	(1.19	)%(c)	12%
11.03	2,570	1.57		2.13		(1.34)		47
18.74	3,031	1.62		2.18		(1.27)		32
11.47	3,388	1.62		2.16		(1.26)		39
2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(1.11)	4,684	1.66		2.10		(1.40)		48
50.11	1,065	1.80		2.07		(1.45)		63

(13.83)%	$886	1.34	%(c)	2.13	%(c)	(1.11	)%(c)	12%
11.10	1,722	1.49		1.91		(1.26)		47
18.79	1,568	1.54		1.89		(1.19)		32
11.50	1,289	1.54		1.85		(1.17)		39
2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.98)	1,550	1.52		1.81		(1.21)		48
50.42	2,192	1.63		1.90		(1.25)		63

(13.80)%	$16,446	1.34	%(c)	2.17	%(c)	(1.11	)%(c)	12%
11.04	24,419	1.49		1.93		(1.26)		47
18.84	27,984	1.54		1.93		(1.20)		32
11.53	30,768	1.54		1.91		(1.17)		39
2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	33,513	1.54		1.80		(1.25)		48
50.51	41,713	1.54		2.01		(1.10)		63

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
3/31/2019†	$16.18	$0.07	$0.05	$0.12	$(0.03)	$—
9/30/2018	17.24	0.41	(1.14)	(0.73)	(0.26)	(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
3/31/2019†	$16.23	$0.02	$0.04	$0.06	$(0.03)	$—
9/30/2018	17.33	0.24	(1.11)	(0.87)	(0.16)	(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
3/31/2019†	$16.16	$0.08	$0.06	$0.14	$(0.04)	$—
9/30/2018	17.13	0.36	(1.08)	(0.72)	(0.18)	(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
3/31/2019†	$16.29	$0.09	$0.03	$0.12	$(0.21)	$—
9/30/2018	17.49	0.42	(1.11)	(0.69)	(0.44)	(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.

298	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.03)	$16.27		0.76%	$17,261	1.16	%(c)	1.88	%(c)	0.91	%(c)	47%
(0.33)	16.18		(4.36)	22,590	1.14		1.65		2.31		116
(0.32)	17.24	(d)	23.07 (d)	11,026	1.22	(e)	3.32	(e)	2.58	(e)	120
(0.40)	14.31	(f)	19.57 (f)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)	207	1.55	(c)(g)	6.55	(c)(g)	4.13	(c)(g)	93
(0.42)	15.45		2.94	110	1.55		4.86		2.33		85
(0.20)	15.42		4.14	19	1.55	(c)	17.07	(c)	2.41	(c)	67

$(0.03)	$16.26		0.37%	$1,168	1.91	%(c)	2.48	%(c)	0.20	%(c)	47%
(0.23)	16.23		(5.08)	1,196	1.90		2.38		1.35		116
(0.11)	17.33	(d)	22.06 (d)	527	1.95	(e)	4.00	(e)	2.16	(e)	120
(0.30)	14.29	(f)	18.80 (f)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)	104	2.30	(c)(g)	7.39	(c)(g)	3.12	(c)(g)	93
(0.28)	15.40		2.19	73	2.30		5.60		1.82		85
(0.15)	15.35		3.40	25	2.30	(c)	19.41	(c)	1.00	(c)	67

$(0.04)	$16.26		0.88%	$2,256	1.00	%(c)	1.81	%(c)	1.06	%(c)	47%
(0.25)	16.16		(4.30)	3,312	0.98		1.48		2.03		116
(0.42)	17.13	(d)	23.22 (d)	19,899	1.05	(e)	3.00	(e)	2.99	(e)	120
(0.57)	14.31	(f)	19.95 (f)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)	9	1.39	(c)(g)	5.87	(c)(g)	4.12	(c)(g)	93
(0.37)	15.56		3.13	11	1.39		4.64		2.77		85
(0.18)	15.45		4.25	11	1.41	(c)	7.72	(c)	2.49	(c)	67

$(0.21)	$16.20		0.86%	$99,754	0.91	%(c)	1.47	%(c)	1.16	%(c)	47%
(0.51)	16.29		(4.12)	111,161	0.90		1.39		2.41		116
(0.32)	17.49	(d)	23.33 (d)	34,444	0.95	(e)	2.87	(e)	2.71	(e)	120
(0.45)	14.46	(f)	19.95 (f)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)	6,688	1.30	(c)(g)	5.93	(c)(g)	4.25	(c)(g)	93
(0.38)	15.57		3.18	7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38	6,470	1.30	(c)	7.78	(c)	2.70	(c)	67

(d)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	299

Financial Highlights# (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI PerformanceFee Managed Futures Strategy:#
Class P
3/31/2019†	$9.61	$0.10	$(0.23)	$(0.13)	$(0.08)	$—
12/18/2017* - 9/30/2018	10.00	0.12	(0.51)	(0.39)	—	—
Institutional Class
3/31/2019†	$9.60	$0.10	$(0.22)	$(0.12)	$(0.09)	$—
12/18/2017* - 9/30/2018	10.00	0.13	(0.53)	(0.40)	—	—
Class R6
3/31/2019†	$9.61	$0.11	$(0.23)	$(0.12)	$(0.09)	$—
12/18/2017* - 9/30/2018	10.00	0.13	(0.52)	(0.39)	—	—
AllianzGI PerformanceFee Structured US Equity:
Class P
3/31/2019†	$11.12	$0.30	$(0.71)	$(0.41)	$(0.09)	$(0.67)
12/18/2017* - 9/30/2018	10.00	0.14	0.98	1.12	—	—
Institutional Class
3/31/2019†	$11.13	$0.10	$(0.52)	$(0.42)	$(0.09)	$(0.67)
12/18/2017* - 9/30/2018	10.00	0.18	0.95	1.13	—	—
Class R6
3/31/2019†	$11.13	$0.13	$(0.52)	$(0.39)	$(0.06)	$(0.67)
12/18/2017* - 9/30/2018	10.00	0.13	1.00	1.13	—	—
AllianzGI PerformanceFee Structured US Fixed Income:
Class P
3/31/2019†	$9.92	$0.14	$0.32	$0.46	$(0.21)	$(0.11)
12/18/2017* - 9/30/2018	10.00	0.16	(0.24)	(0.08)	—	—
Institutional Class
3/31/2019†	$9.92	$0.09	$0.37	$0.46	$(0.19)	$(0.11)
12/18/2017* - 9/30/2018	10.00	0.09	(0.17)	(0.08)	—	—
Class R6
3/31/2019†	$9.92	$0.14	$0.32	$0.46	$(0.21)	$(0.11)
12/18/2017* - 9/30/2018	10.00	0.16	(0.24)	(0.08)	—	—
AllianzGI Preferred Securities and Income:
Class P
3/31/2019†	$15.06	$0.33	$—	$0.33	$(0.36)	$(0.02)
5/30/2018* - 9/30/2018	15.00	0.23	0.03	0.26	(0.20)	—
Institutional Class
3/31/2019†	$15.06	$0.34	$(0.01)	$0.33	$(0.36)	$(0.02)
5/30/2018* - 9/30/2018	15.00	0.26	—	0.26	(0.20)	—
Class R6
3/31/2019†	$15.06	$0.34	$—	$0.34	$(0.37)	$(0.02)
5/30/2018* - 9/30/2018	15.00	0.24	0.03	0.27	(0.21)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
#

Consolidated Financial Highlights for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

300	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

$(0.08)	$9.40	(1.35)%	$9	0.19%	1.47%	2.15%	—%
—	9.61	(3.90)	10	0.20	4.01	1.59	121

$(0.09)	$9.39	(1.28)%	$506	0.14%	1.38%	2.21%	—%
—	9.60	(4.00)	515	0.15	5.42	1.74	121

$(0.09)	$9.40	(1.21)%	$30,939	0.09%	1.39%	2.28%	—%
—	9.61	(3.90)	15,254	0.10	4.00	1.70	121

$(0.76)	$9.95	(2.51)%	$1,018	0.24%	1.04%	6.48%	7%
—	11.12	11.20	11	0.61	1.75	1.71	2

$(0.76)	$9.95	(2.65)%	$39,733	0.24%	1.01%	2.12%	7%
—	11.13	11.30	40,290	0.62	1.58	2.12	2

$(0.73)	$10.01	(2.36)%	$40,500	0.24%	0.98%	2.63%	7%
—	11.13	11.30	42,774	0.61	1.72	1.64	2

$(0.32)	$10.06	4.72%	$10	0.27%	1.53%	2.92%	1%
—	9.92	(0.80)	10	0.30	1.97	2.04	1

$(0.30)	$10.08	4.77%	$274	0.27%	1.38%	1.99%	1%
—	9.92	(0.80)	10	0.30	34.22	1.17	1

$(0.32)	$10.06	4.72%	$27,158	0.27%	1.55%	2.90%	1%
—	9.92	(0.80)	24,958	0.30	2.00	2.03	1

$(0.38)	$15.01	2.30%	$10	0.60%	2.12%	4.59%	32%
(0.20)	15.06	1.74	10	0.60	3.21	4.62	39

$(0.38)	$15.01	2.33%	$1,609	0.55%	2.15%	4.64%	32%
(0.20)	15.06	1.76	1,548	0.56	4.22	5.28	39

$(0.39)	$15.01	2.36%	$13,093	0.50%	2.14%	4.72%	32%
(0.21)	15.06	1.78	10,157	0.50	3.22	4.71	39

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	301

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
3/31/2019†	$14.93	$0.26	$(0.30)	$(0.04)	$(0.38)	$—
9/30/2018	15.18	0.59	(0.16)	0.43	(0.68)	—
9/30/2017	15.29	0.60	0.04	0.64	(0.75)	—
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
Class C
3/31/2019†	$14.90	$0.24	$(0.29)	$(0.05)	$(0.35)	$—
9/30/2018	15.15	0.55	(0.15)	0.40	(0.65)	—
9/30/2017	15.27	0.56	0.03	0.59	(0.71)	—
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
Class P
3/31/2019†	$14.88	$0.27	$(0.29)	$(0.02)	$(0.45)	$—
9/30/2018	15.13	0.62	(0.15)	0.47	(0.72)	—
9/30/2017	15.24	0.63	0.05	0.68	(0.79)	—
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
Institutional Class
3/31/2019†	$14.89	$0.27	$(0.29)	$(0.02)	$(0.45)	$—
9/30/2018	15.14	0.63	(0.15)	0.48	(0.73)	—
9/30/2017	15.25	0.64	0.04	0.68	(0.79)	—
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
Class R6
3/31/2019†	$14.89	$0.28	$(0.28)	$—	$(0.47)	$—
9/30/2018	15.14	0.64	(0.16)	0.48	(0.73)	—
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

302	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.38)	$14.51	(0.21)%	$155,243	0.88	%(c)	0.88	%(c)	3.52	%(c)	18%
(0.68)	14.93	2.95	150,899	0.89		0.89		3.92		60
(0.75)	15.18	4.27	218,312	0.89		0.89		3.94		88
(0.85)	15.29	7.65	226,149	0.85		0.85		4.85		63
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63

$(0.35)	$14.50	(0.33)%	$124,552	1.10	%(c)	1.10	%(c)	3.30	%(c)	18%
(0.65)	14.90	2.74	135,483	1.11		1.11		3.70		60
(0.71)	15.15	4.00	148,587	1.12		1.12		3.70		88
(0.79)	15.27	7.42	132,649	1.13		1.13		4.58		63
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63

$(0.45)	$14.41	(0.06)%	$508,752	0.61	%(c)	0.61	%(c)	3.81	%(c)	18%
(0.72)	14.88	3.21	411,367	0.65		0.65		4.14		60
(0.79)	15.13	4.56	700,376	0.63		0.63		4.19		88
(0.91)	15.24	7.84	554,281	0.66		0.66		4.97		63
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63

$(0.45)	$14.42	(0.09)%	$369,352	0.61	%(c)	0.61	%(c)	3.79	%(c)	18%
(0.73)	14.89	3.26	388,443	0.60		0.60		4.20		60
(0.79)	15.14	4.61	539,078	0.59		0.59		4.22		88
(0.93)	15.25	7.90	420,440	0.58		0.58		5.10		63
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63

$(0.47)	$14.42	0.02%	$33,545	0.56	%(c)	0.56	%(c)	3.84	%(c)	18%
(0.73)	14.89	3.29	52,922	0.55		0.55		4.27		60
(0.49)	15.14	3.04	70,595	0.56	(c)	0.56	(c)	4.25	(c)	88

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	303

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Short Term Bond:
Class A
3/31/2019†	$15.02	$0.29	$0.12	$0.41	$(0.31)	$15.12
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	15.02
Class P
3/31/2019†	$15.02	$0.29	$0.14	$0.43	$(0.32)	$15.13
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	15.02
Institutional Class
3/31/2019†	$15.02	$0.30	$0.13	$0.43	$(0.32)	$15.13
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	15.02

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

304	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)(d)	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)(d)	Ratio of Net Investment Income to Average Net Assets (c)(d)	Portfolio Turnover Rate

2.75%	$656	0.64%	4.92%	3.87%	15%
0.13	10	0.64	10.85	2.41	—

2.88%	$10	0.49%	2.71%	3.92%	15%
0.13	10	0.49	10.60	2.56	—

2.93%	$6,793	0.39%	2.70%	4.03%	15%
0.13	5,164	0.39	10.62	2.68	—

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	305

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
3/31/2019†	$16.16	$0.07	$(0.08)	$(0.01)	$—	$(0.35)
9/30/2018	16.26	0.10	0.41	0.51	(0.10)	(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	—	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
3/31/2019†	$15.58	$0.02	$(0.08)	$(0.06)	$—	$(0.35)
9/30/2018	15.73	(0.03)	0.39	0.36	—	(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	—	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	—	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
3/31/2019†	$16.14	$0.11	$(0.10)	$0.01	$(0.05)	$(0.35)
9/30/2018	16.26	0.13	0.41	0.54	(0.15)	(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	—	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
3/31/2019†	$16.32	$0.11	$(0.10)	$0.01	$(0.11)	$(0.35)
9/30/2018	16.42	0.16	0.40	0.56	(0.15)	(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
Class R6
3/31/2019†	$16.24	$0.11	$(0.09)	$0.02	$(0.11)	$(0.35)
9/30/2018	16.32	0.15	0.40	0.55	(0.12)	(0.51)
12/5/2016* - 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)
^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

306	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$15.80		0.02%		$45,871	0.99	%(c)(d)	1.04	%(c)(d)	0.91	%(c)(d)	91%
(0.61)	16.16		3.23		110,429	0.98	(d)	1.04	(d)	0.61	(d)	586
(0.42)	16.26	(e)	5.35	(e)	136,344	1.02	(d)	1.15	(d)	0.57	(d)	680
(0.28)	15.85		4.32		96,870	1.15	(d)	1.17	(d)	0.95	(d)	500
(0.61)	15.47		2.93		8,014	1.15	(c)(d)(f)	1.58	(c)(d)(f)	1.28	(c)(d)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(c)	7.34	(c)	(1.86	)(c)	—

$(0.35)	$15.17		(0.33)%		$14,630	1.77	%(c)(d)	1.77	%(c)(d)	0.31	%(c)(d)	91%
(0.51)	15.58		2.34		16,862	1.78	(d)	1.78	(d)	(0.18	)(d)	586
(0.36)	15.73	(e)	4.61	(e)	16,535	1.80	(d)	1.87	(d)	(0.24	)(d)	680
(0.26)	15.39		3.52		12,605	1.90	(d)	1.97	(d)	0.10	(d)	500
(0.61)	15.12		2.31		3,803	1.90	(c)(d)(f)	2.09	(c)(d)(f)	0.70	(c)(d)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(c)	6.91	(c)	(2.60	)(c)	—

$(0.40)	$15.75		0.16%		$153,093	0.77	%(c)(d)	0.77	%(c)(d)	1.39	%(c)(d)	91%
(0.66)	16.14		3.40		150,441	0.77	(d)	0.77	(d)	0.85	(d)	586
(0.48)	16.26	(e)	5.59	(e)	136,127	0.79	(d)	0.83	(d)	1.12	(d)	680
(0.36)	15.87		4.55		20,664	0.96	(d)	0.96	(d)	1.11	(d)	500
(0.61)	15.53		2.99		503	1.00	(c)(d)(f)	1.16	(c)(d)(f)	1.67	(c)(d)(f)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(c)	5.97	(c)	(1.69	)(c)	—

$(0.46)	$15.87		0.19%		$414,504	0.70	%(c)(d)	0.74	%(c)(d)	1.46	%(c)(d)	91%
(0.66)	16.32		3.52		345,453	0.69	(d)	0.77	(d)	1.01	(d)	586
(0.42)	16.42	(e)	5.62	(e)	205,068	0.74	(d)	0.87	(d)	0.86	(d)	680
(0.29)	15.96		4.60		146,194	0.90	(d)	0.90	(d)	1.21	(d)	500
(0.64)	15.54		3.08		55,028	0.90	(c)(d)(f)	1.22	(c)(d)(f)	1.71	(c)(d)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(c)	5.64	(c)	(1.60	)(c)	—

$(0.46)	$15.80		0.20%		$50,641	0.68	%(c)(d)	0.70	%(c)(d)	1.41	%(c)(d)	91%
(0.63)	16.24		3.47		50,899	0.67	(d)	0.71	(d)	0.97	(d)	586
(0.54)	16.32	(e)	4.64	(e)	34,047	0.68	(c)(d)	0.76	(c)(d)	1.17	(c)(d)	680

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	307

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
3/31/2019†	$18.94	$0.06	$(0.81)	$(0.75)	$(0.15)	$(0.99)
9/30/2018	17.80	0.09	1.35	1.44	(0.30)	—
9/30/2017	16.20	0.13	1.71	1.84	(0.24)	—
9/30/2016	15.79	0.11	0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
3/31/2019†	$18.09	$(0.01)	$(0.76)	$(0.77)	$—	$(0.99)
9/30/2018	17.06	(0.05)	1.30	1.25	(0.22)	—
9/30/2017	15.59	—	1.63	1.63	(0.16)	—
9/30/2016	15.43	0.01	0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	—	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	—	2.14	2.14	—	—
Class P
3/31/2019†	$18.68	$0.07	$(0.80)	$(0.73)	$(0.32)	$(0.99)
9/30/2018	17.61	0.12	1.33	1.45	(0.38)	—
9/30/2017	16.18	0.18	1.65	1.83	(0.40)	—
9/30/2016	15.92	0.14	0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
3/31/2019†	$19.21	$0.07	$(0.80)	$(0.73)	$(0.15)	$(0.99)
9/30/2018	17.92	0.16	1.33	1.49	(0.20)	—
9/30/2017	16.24	0.14	1.74	1.88	(0.20)	—
9/30/2016	15.86	0.11	0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Certain expenses incurred by the Fund were not annualized.

308	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.14)	$17.05		(3.51)%		$526	1.26	%(c)(d)	9.38	%(c)(d)	0.67	%(c)(d)	7%
(0.30)	18.94		8.13		544	1.25	(d)	7.40	(d)	0.50	(d)	21
(0.24)	17.80		11.44		582	1.25	(d)	8.26	(d)	0.75	(d)	—
(0.23)	16.20	(e)	4.11	(e)	624	1.25	(d)	3.63	(d)	0.70	(d)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(d)(f)	2.31	(c)(d)(f)	0.98	(c)(d)(f)	98
(1.09)	17.74	(e)	9.57	(e)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(0.99)	$16.33		(3.87)%		$180	2.01	%(c)(d)	10.15	%(c)(d)	(0.09	)%(c)(d)	7%
(0.22)	18.09		7.35		230	2.00	(d)	8.20	(d)	(0.26	)(d)	21
(0.16)	17.06		10.51		278	2.00	(d)	6.58	(d)	(0.01	)(d)	—
(0.36)	15.59	(e)	3.42	(e)	271	2.00	(d)	4.37	(d)	0.06	(d)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(d)(f)	2.93	(c)(d)(f)	0.36	(c)(d)(f)	98
(1.12)	17.45	(e)	8.78	(e)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(1.31)	$16.64		(3.40)%		$67	1.10	%(c)(d)	9.15	%(c)(d)	0.86	%(c)(d)	7%
(0.38)	18.68		8.28		69	1.10	(d)	7.20	(d)	0.65	(d)	21
(0.40)	17.61		11.51		19	1.10	(d)	5.59	(d)	1.05	(d)	—
(0.42)	16.18	(e)	4.31	(e)	12	1.10	(d)	3.29	(d)	0.91	(d)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(d)(f)	1.91	(c)(d)(f)	1.06	(c)(d)(f)	98
(1.01)	17.90	(e)	9.77	(e)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(1.14)	$17.34		(3.37)%		$1,380	1.01	%(c)(d)	9.02	%(c)(d)	0.83	%(c)(d)	7%
(0.20)	19.21		8.36		2,085	1.00	(d)	7.10	(d)	0.86	(d)	21
(0.20)	17.92		11.66		1,705	1.00	(d)	5.12	(d)	0.81	(d)	—
(0.32)	16.24	(e)	4.45	(e)	4,745	1.00	(d)	3.09	(d)	0.68	(d)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(d)(f)	1.98	(c)(d)(f)	1.27	(c)(d)(f)	98
(1.05)	17.89	(e)	9.87	(e)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	309

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
3/31/2019†	$20.52	$(0.12)	$(4.13)	$(4.25)	$(4.16)	$12.11
9/30/2018	23.68	(0.37)	2.79	2.42	(5.58)	20.52
9/30/2017	21.85	(0.42)	4.04	3.62	(1.79)	23.68	(d)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)	24.34
Class P
3/31/2019†	$20.99	$(0.10)	$(4.21)	$(4.31)	$(4.16)	$12.52
9/30/2018	24.03	(0.31)	2.85	2.54	(5.58)	20.99
9/30/2017	22.08	(0.35)	4.09	3.74	(1.79)	24.03	(d)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)	24.40
Institutional Class
3/31/2019†	$21.04	$(0.10)	$(4.22)	$(4.32)	$(4.16)	$12.56
9/30/2018	24.08	(0.31)	2.85	2.54	(5.58)	21.04
9/30/2017	22.13	(0.36)	4.10	3.74	(1.79)	24.08	(d)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)	24.49

^	A — may reflect actual amounts rounding to less than $0.01 or 0.01%.
†	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Certain expenses incurred by the Fund were not annualized.

310	Semiannual Report	| March 31, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(17.47)%	$6,001	1.86	%(c)	2.26	%(c)	(1.64	)%(c)	18%
13.62	8,898	2.09		2.37		(1.86)		41
17.69 (d)	12,331	2.35		2.40		(1.93)		33
5.73	19,312	2.26		2.26		(1.83)		32
(4.08)	41,119	2.08	(c)(e)	2.08	(c)(e)	(1.70	)(c)(e)	43
(1.98)	53,192	2.16		2.16		(1.81)		66
56.82	61,525	2.20		2.30		(1.41)		59

(17.34)%	$3,990	1.57	%(c)	2.00	%(c)	(1.35	)%(c)	18%
13.98	5,925	1.75		2.09		(1.50)		41
18.07 (d)	4,478	2.02		2.07		(1.62)		33
6.02	5,343	1.97		1.97		(1.54)		32
(3.84)	7,710	1.81	(c)(e)	1.81	(c)(e)	(1.42	)(c)(e)	43
(1.77)	10,561	1.94		1.94		(1.67)		66
57.10	858	2.01		2.07		(1.19)		59

(17.36)%	$13,665	1.54	%(c)	2.03	%(c)	(1.32	)%(c)	18%
13.95	18,979	1.75		2.12		(1.51)		41
18.04 (d)	21,208	2.06		2.12		(1.65)		33
6.10	23,504	1.94		1.94		(1.52)		32
(4.00)	43,621	1.97	(c)(e)	1.97	(c)(e)	(1.60	)(c)(e)	43
(1.84)	49,525	2.00		2.00		(1.65)		66
57.18	62,641	2.00		2.00		(1.24)		59

See accompanying Notes to Financial Statements	| March 31, 2019 |	Semiannual Report	311

Notes to Financial Statements

March 31, 2019 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2019, the Trust consisted of thirty-nine separate investment series (each a “Fund” and together the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the period ended March 31, 2019 and year ended September 30, 2018. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Multi Asset Income
Class	Date	Shares	Amount
Institutional	2/1/18	560	$10,000

AllianzGI Core Bond
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	1,665,333	24,980,000
Totals		1,666,667	$25,000,000

AllianzGI Core Plus Bond
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	2,665,333	39,980,000
Totals		2,666,667	$40,000,000

AllianzGI Floating Rate Note
Class	Date	Shares	Amount
P	12/27/17	667	$10,000
Institutional	12/27/17	666,666	10,000,000
Totals		667,333	$10,010,000

AllianzGI Green Bond
Class	Date	Shares	Amount
A	11/19/18	667	$10,000
P	11/19/18	667	10,000
Institutional	11/19/18	332,000	4,980,000
Totals		333,334	$5,000,000

AllianzGI PerformanceFee Managed Futures Strategy
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	3,000	30,000
Totals		5,000	$50,000

AllianzGI Preferred Securities and Income
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	665,333	9,980,000
Totals		666,667	$10,000,000

AllianzGI Short Term Bond
Class	Date	Shares	Amount
A	8/23/18	667	$10,000
P	8/23/18	667	10,000
Institutional	8/23/18	332,000	4,980,000
Totals		333,334	$5,000,000

The following Funds sold and issued shares of beneficial interest to Allianz of America, Inc. (“Allianz of America”) during the period ended September 30, 2018. Allianz of America is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI PerformanceFee Structured US Equity
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

AllianzGI PerformanceFee Structured US Fixed Income
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

312	March 31, 2019 |	Semiannual Report

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Multi Asset Income	The Fund seeks current income, and secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Best Styles Global Equity	The Funds seek long-term capital appreciation.
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI PerformanceFee Managed Futures Strategy
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Core Bond	The Fund seeks current income, consistent with minimal fluctuations of principal.
AllianzGI Core Plus Bond	The Fund seeks total return, consisting of current income and capital appreciation.
AllianzGI Green Bond	The Fund seeks to provide total return, through a combination of capital appreciation and current income by investing in Green Bonds.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Floating Rate Note	The Fund seeks to maximize current income.
AllianzGI Global High Yield	The Fund seeks total return with a controlled level of portfolio risk.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI Ultra Micro Cap
AllianzGI PerformanceFee Structured US Equity	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.
AllianzGI PerformanceFee Structured US Fixed Income	The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.
AllianzGI Preferred Securities and Income	The Fund seeks total return consisting of high current income and capital appreciation.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI Short Term Bond	The Fund seeks capital preservation, followed by liquidity and positive total return.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Semiannual Report	| March 31, 2019	313

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated the responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board of Trustees or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by

314	March 31, 2019 |	Semiannual Report

the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended March 31, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Semiannual Report	| March 31, 2019	315

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2019 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$29,841,764	—	—	$29,841,764
Exchange-Traded Funds	2,035,075	—	—	2,035,075
Repurchase Agreements	—	$841,000	—	841,000
U.S. Treasury Obligations	—	497,330	—	497,330
	31,876,839	1,338,330	—	33,215,169
Other Financial Instruments* – Assets
Interest Rate Contracts	11,243	—	—	11,243
Market Price	17,747	—	—	17,747
	28,990	—	—	28,990
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(96)	—	—	(96)
Market Price	(12,197)	—	—	(12,197)
	(12,293)	—	—	(12,293)
Totals	$31,893,536	$1,338,330	—	$33,231,866

316	March 31, 2019 |	Semiannual Report

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$44,759,084	—	—	$44,759,084
Exchange-Traded Funds	547,796	—	—	547,796
Repurchase Agreements	—	$1,060,000	—	1,060,000
U.S. Treasury Obligations	—	994,660	—	994,660
	45,306,880	2,054,660	—	47,361,540
Other Financial Instruments* – Assets
Interest Rate Contracts	1,354	—	—	1,354
Market Price	57,397	—	—	57,397
	58,751	—	—	58,751
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(197)	—	—	(197)
Market Price	(10,678)	—	—	(10,678)
	(10,875)	—	—	(10,875)
Totals	$45,354,756	$2,054,660	—	$47,409,416

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$56,086,722	—	—	$56,086,722
Exchange-Traded Funds	60,040	—	—	60,040
Repurchase Agreements	—	$1,047,000	—	1,047,000
U.S. Treasury Obligations	—	298,398	—	298,398
	56,146,762	1,345,398	—	57,492,160
Other Financial Instruments* – Assets
Market Price	64,209	—	—	64,209
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(492)	—	—	(492)
Market Price	(11,450)	—	—	(11,450)
	(11,942)	—	—	(11,942)
Totals	$56,199,029	$1,345,398	—	$57,544,427

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$42,853,664	—	—	$42,853,664
Repurchase Agreements	—	$1,080,000	—	1,080,000
U.S. Treasury Obligations	—	497,330	—	497,330
	42,853,664	1,577,330	—	44,430,994
Other Financial Instruments* – Assets
Market Price	63,000	—	—	63,000
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(689)	—	—	(689)
Market Price	(13,883)	—	—	(13,883)
	(14,572)	—	—	(14,572)
Totals	$42,902,092	$1,577,330	—	$44,479,422

Semiannual Report	| March 31, 2019	317

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$45,046,624	—	—	$45,046,624
Repurchase Agreements	—	$1,071,000	—	1,071,000
U.S. Treasury Obligations	—	249,489	—	249,489
	45,046,624	1,320,489	—	46,367,113
Other Financial Instruments* – Assets
Market Price	78,844	—	—	78,844
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,083)	—	—	(1,083)
Market Price	(20,253)	—	—	(20,253)
	(21,336)	—	—	(21,336)
Totals	$45,104,132	$1,320,489	—	$46,424,621

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$30,472,137	—	—	$30,472,137
Repurchase Agreements	—	$603,000	—	603,000
	30,472,137	603,000	—	31,075,137
Other Financial Instruments* – Assets
Market Price	58,627	—	—	58,627
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(787)	—	—	(787)
Market Price	(17,609)	—	—	(17,609)
	(18,396)	—	—	(18,396)
Totals	$30,512,368	$603,000	—	$31,115,368

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$31,677,596	—	—	$31,677,596
Repurchase Agreements	—	$755,000	—	755,000
	31,677,596	755,000	—	32,432,596
Other Financial Instruments* – Assets
Market Price	65,984	—	—	65,984
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(886)	—	—	(886)
Market Price	(18,985)	—	—	(18,985)
	(19,871)	—	—	(19,871)
Totals	$31,723,709	$755,000	—	$32,478,709

318	March 31, 2019 |	Semiannual Report

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$16,206,876	—	—	$16,206,876
Repurchase Agreements	—	$494,000	—	494,000
	16,206,876	494,000	—	16,700,876
Other Financial Instruments* – Assets
Market Price	35,390	—	—	35,390
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(492)	—	—	(492)
Market Price	(8,310)	—	—	(8,310)
	(8,802)	—	—	(8,802)
Totals	$16,233,464	$494,000	—	$16,727,464

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$22,284,661	—	—	$22,284,661
Common Stock	5,918,074	—	—	5,918,074
Exchange-Traded Funds	2,902,652	—	—	2,902,652
U.S. Treasury Obligations	—	$497,108	—	497,108
Repurchase Agreements	—	305,000	—	305,000
	31,105,387	802,108	—	31,907,495
Other Financial Instruments* – Assets
Interest Rate Contracts	121,715	—	—	121,715
Market Price	93,993	—	—	93,993
	215,708	—	—	215,708
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(2,543)	—	—	(2,543)
Market Price	(93,209)	—	—	(93,209)
	(95,752)	—	—	(95,752)
Totals	$31,225,343	$802,108	—	$32,027,451

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Mutual Funds	$294,140,557	—	—	$294,140,557
Exchange-Traded Funds	16,016,703	—	—	16,016,703
Repurchase Agreements	—	$4,975,000	—	4,975,000
U.S. Treasury Obligations	—	2,986,797	—	2,986,797
	310,157,260	7,961,797	—	318,119,057
Other Financial Instruments* – Assets
Interest Rate Contracts	412,047	—	—	412,047
Market Price	250,826	—	—	250,826
	662,873	—	—	662,873
Other Financial Instruments* – Liabilities
Market Price	(18,515)	—	—	(18,515)
Totals	$310,801,618	$7,961,797	—	$318,763,415

Semiannual Report	| March 31, 2019	319

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Australia	—	$11,311,293	—	$11,311,293
Austria	$227,141	1,923,690	—	2,150,831
Chile	569,861	236,747	—	806,608
China	5,368,456	14,607,003	$1,151	19,976,610
Czech Republic	—	499,584	—	499,584
Denmark	269,759	915,824	—	1,185,583
Finland	—	1,262,717	—	1,262,717
France	659,993	20,115,541	—	20,775,534
Germany	459,229	8,007,346	—	8,466,575
Hong Kong	—	3,472,988	—	3,472,988
Hungary	—	463,114	—	463,114
Indonesia	275,394	2,074,772	—	2,350,166
Ireland	—	655,132	—	655,132
Israel	527,193	1,080,404	—	1,607,597
Italy	—	6,035,912	—	6,035,912
Japan	—	34,057,325	—	34,057,325
Korea (Republic of)	1,643,175	4,556,260	—	6,199,435
Malaysia	—	2,065,364	—	2,065,364
Netherlands	649,995	4,213,048	—	4,863,043
New Zealand	—	1,551,471	—	1,551,471
Norway	—	3,088,111	—	3,088,111
Philippines	520,184	699,658	—	1,219,842
Poland	—	244,578	—	244,578
Qatar	—	437,309	—	437,309
Romania	—	311,236	—	311,236
Singapore	—	498,153	—	498,153
Spain	—	4,467,124	—	4,467,124
Sweden	106,142	2,633,889	—	2,740,031
Switzerland	—	8,601,254	—	8,601,254
Taiwan	1,871,639	6,059,009	—	7,930,648
Thailand	—	—	1,873,510	1,873,510
Turkey	244,922	1,244,533	—	1,489,455
United Arab Emirates	278,736	456,097	—	734,833
United Kingdom	1,222,171	18,472,587	—	19,694,758
All Other	291,917,793	—	—	291,917,793
Exchange-Traded Funds	3,270,376	—	—	3,270,376
Preferred Stock:
Brazil	738,166	—	—	738,166
Colombia	268,681	—	—	268,681
All Other	—	1,591,471	—	1,591,471
Repurchase Agreements	—	2,387,000	—	2,387,000
Totals	$311,089,006	$170,297,544	$1,874,661	$483,261,211

320	March 31, 2019 |	Semiannual Report

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Australia	$39,698	$794,222	—	$833,920
Austria	38,502	125,793	—	164,295
Belgium	13,547	192,526	—	206,073
Brazil	92,993	—	—	92,993
Canada	242,239	—	—	242,239
China	28,859	127,673	—	156,532
Finland	10,422	185,752	—	196,174
France	71,396	2,235,009	—	2,306,405
Germany	93,102	974,926	—	1,068,028
Italy	43,822	1,148,195	—	1,192,017
Japan	30,607	5,693,806	—	5,724,413
Mexico	54,536	—	—	54,536
New Zealand	7,587	174,654	—	182,241
Russian Federation	25,394	50,522	—	75,916
Sweden	27,446	479,250	—	506,696
Thailand	—	—	$29,950	29,950
Turkey	14,930	6,987	—	21,917
United Kingdom	110,966	3,984,473	—	4,095,439
All Other	—	6,249,093	—	6,249,093
Exchange-Traded Funds	241,682	—	—	241,682
Preferred Stock:
Brazil	47,834	—	—	47,834
Germany	—	89,706	—	89,706
Repurchase Agreements	—	186,000	—	186,000
Totals	$1,235,562	$22,698,587	$29,950	$23,964,099

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock	$94,253,996	—	—	$94,253,996
Repurchase Agreements	—	$307,000	—	307,000
	94,253,996	307,000	—	94,560,996
Other Financial Instruments* – Assets
Market Price	1,801	—	—	1,801
Totals	$94,255,797	$307,000	—	$94,562,797

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Convertible Bonds & Notes:
Diversified Financial Services	—	$3,780,592	$4,185,490	$7,966,082
All Other	—	408,615,418	—	408,615,418

Semiannual Report	| March 31, 2019	321

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Convertible (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Convertible Preferred Stock:
Electronics	—	$5,374,580	—	$5,374,580
Equity Real Estate Investment Trusts (REITs)	—	6,992,996	—	6,992,996
Hand/Machine Tools	$2,675,247	2,031,629	—	4,706,876
Healthcare-Products	5,554,522	7,974,893	—	13,529,415
Investment Companies	—	2,686,662	—	2,686,662
All Other	53,963,679	—	—	53,963,679
Repurchase Agreements	—	28,688,000	—	28,688,000
Totals	$62,193,448	$466,144,770	$4,185,490	$532,523,708

AllianzGI Core Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
U.S. Government Agency Securities	—	$11,839,353	—	$11,839,353
U.S. Treasury Obligations	—	7,504,318	—	7,504,318
Corporate Bonds & Notes	—	7,083,554	—	7,083,554
Asset-Backed Securities	—	5,171,899	—	5,171,899
	—	31,599,124	—	31,599,124
Other Financial Instruments* – Assets
Credit Contracts	—	13,066	—	13,066
Interest Rate Contracts	$90,154	—	—	90,154
	90,154	13,066	—	103,220
Other Financial Instruments* – Liabilities
Credit Contracts	—	(12,803)	—	(12,803)
Interest Rate Contracts	(7,412)	—	—	(7,412)
	(7,412)	(12,803)	—	(20,215)
Totals	$82,742	$31,599,387	—	$31,682,129

AllianzGI Core Plus Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
U.S. Government Agency Securities	—	$16,066,999	—	$16,066,999
Corporate Bonds & Notes	—	11,890,234	—	11,890,234
U.S. Treasury Obligations	—	7,142,344	—	7,142,344
Asset-Backed Securities	—	6,930,699	—	6,930,699
Repurchase Agreements	—	622,000	—	622,000
	—	42,652,276	—	42,652,276
Other Financial Instruments* – Assets
Credit Contracts	—	27,322	—	27,322
Interest Rate Contracts	$153,376	—	—	153,376
	153,376	27,322	—	180,698
Other Financial Instruments* – Liabilities
Credit Contracts	—	(44,636)	—	(44,636)
Interest Rate Contracts	(25,097)	—	—	(25,097)
	(25,097)	(44,636)	—	(69,733)
Totals	$128,279	$42,634,962	—	$42,763,241

322	March 31, 2019 |	Semiannual Report

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Brazil	$1,768,839	—	—	$1,768,839
Canada	455,704	—	—	455,704
China	3,047,954	$11,949,830	—	14,997,784
India	1,664,467	1,450,047	—	3,114,514
Korea (Republic of)	166,255	2,599,263	—	2,765,518
Mexico	997,698	—	—	997,698
Philippines	337,487	74,102	—	411,589
Russian Federation	524,585	—	—	524,585
Thailand	—	—	$1,853,207	1,853,207
Turkey	49,734	—	—	49,734
United States	3,838,320	—	—	3,838,320
All Other	—	8,325,188	—	8,325,188
Preferred Stock	654,574	—	—	654,574
Repurchase Agreements	—	426,000	—	426,000
Totals	$13,505,617	$24,824,430	$1,853,207	$40,183,254

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Sovereign Debt Obligations	—	$15,890,384	—	$15,890,384
Corporate Bonds & Notes	—	2,127,198	—	2,127,198
Repurchase Agreements	—	1,865,000	—	1,865,000
	—	19,882,582	—	19,882,582
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	38,762	—	38,762
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(41,771)	—	(41,771)
Totals	—	$19,879,573	—	$19,879,573

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Brazil	$576,600	—	—	$576,600
Czech Republic	52,183	—	—	52,183
Greece	78,159	$48,247	—	126,406
India	195,761	1,115,516	—	1,311,277
Korea (Republic of)	112,646	1,469,631	—	1,582,277
Mexico	169,199	—	—	169,199
Russian Federation	93,659	—	$37,805	131,464
South Africa	149,112	308,893	—	458,005
Thailand	—	—	463,137	463,137
Turkey	184,613	154,683	—	339,296
All Other	—	3,559,215	—	3,559,215
Preferred Stock:
Brazil	572,499	—	—	572,499
Russian Federation	—	—	293,605	293,605
Repurchase Agreements	—	114,000	—	114,000
Totals	$2,184,431	$6,770,185	$794,547	$9,749,163

Semiannual Report	| March 31, 2019	323

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Floating Rate Note:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes	—	$11,628,767	—	$11,628,767
Mortgage-Backed Securities	—	1,254,079	—	1,254,079
Sovereign Debt Obligations	—	552,754	—	552,754
Asset-Backed Securities	—	548,497	—	548,497
U.S. Government Agency Securities	—	187,207	—	187,207
U.S. Treasury Obligations	—	443,438	—	443,438
Repurchase Agreements	—	135,000	—	135,000
	—	14,749,742	—	14,749,742
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	34,562	—	34,562
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(12,238)	—	—	(12,238)
Totals	$(12,238)	$14,784,304	—	$14,772,066

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Australia	$27,817	$560,605	—	$588,422
Austria	92,151	538,955	—	631,106
Belgium	—	68,497	—	68,497
China	769,275	5,232,950	$34	6,002,259
Czech Republic	81,908	33,346	—	115,254
Denmark	4,737	113,183	—	117,920
Finland	104,783	408,496	—	513,279
France	62,805	5,009,956	—	5,072,761
Germany	43,969	1,404,608	—	1,448,577
Greece	—	74,908	—	74,908
Hong Kong	—	1,294,193	—	1,294,193
Hungary	—	419,971	—	419,971
Indonesia	—	482,787	—	482,787
Ireland	136,587	13,092	—	149,679
Israel	213,765	515,685	—	729,450
Italy	30,564	1,403,752	—	1,434,316
Japan	—	9,418,259	—	9,418,259
Korea (Republic of)	689,964	1,988,758	—	2,678,722
Malaysia	—	604,289	—	604,289
Netherlands	369,639	1,361,007	—	1,730,646
New Zealand	—	410,189	—	410,189
Norway	—	830,119	—	830,119
Philippines	270,504	101,730	—	372,234
Poland	—	78,450	—	78,450
Russian Federation	80,599	2,482	—	83,081
Singapore	12,201	785,592	—	797,793
South Africa	12,255	352,469	—	364,724
Spain	—	1,316,544	—	1,316,544
Sweden	32,172	1,001,780	48,801	1,082,753
Switzerland	68,228	2,159,705	—	2,227,933

324	March 31, 2019 |	Semiannual Report

AllianzGI Global Dynamic Allocation (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Taiwan	—	$2,136,921	—	$2,136,921
Thailand	—	61,329	$1,296,311	1,357,640
Turkey	$142,744	371,948	—	514,692
United Kingdom	1,008,476	4,634,782	—	5,643,258
All Other	74,095,064	—	—	74,095,064
Corporate Bonds & Notes	—	35,749,466	—	35,749,466
Exchange-Traded Funds	15,565,252	—	—	15,565,252
U.S. Government Agency Securities	—	15,335,502	—	15,335,502
U.S. Treasury Obligations	—	14,772,469	—	14,772,469
Sovereign Debt Obligations	—	8,870,636	—	8,870,636
Mutual Fund	3,453,439	—	—	3,453,439
Preferred Stock:
Brazil	196,996	—	—	196,996
Colombia	96,977	—	—	96,977
All Other	—	422,666	—	422,666
Repurchase Agreements	—	4,761,000	—	4,761,000
	97,662,871	125,103,076	1,345,146	224,111,093
Other Financial Instruments* – Assets
Interest Rate Contracts	493,299	—	—	493,299
Market Price	251,837	—	—	251,837
	745,136	—	—	745,136
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(13,877)	—	—	(13,877)
Interest Rate Contracts	(38,644)	—	—	(38,644)
Market Price	(100,594)	—	—	(100,594)
	(153,115)	—	—	(153,115)
Totals	$98,254,892	$125,103,076	$1,345,146	$224,703,114

AllianzGI Global High Yield:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes	—	$21,692,160	—	$21,692,160
Sovereign Debt Obligations	—	82,354	—	82,354
Repurchase Agreements	—	1,152,000	—	1,152,000
U.S. Treasury Obligations	—	98,542	—	98,542
	—	23,025,056	—	23,025,056
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	48,998	—	48,998
Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(6,609)	—	—	(6,609)
Totals	$(6,609)	$23,074,054	—	$23,067,445

Semiannual Report	| March 31, 2019	325

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Australia	—	$381,846	—	$381,846
Denmark	—	446,555	—	446,555
France	—	712,630	—	712,630
Germany	—	2,070,556	—	2,070,556
Hong Kong	—	377,991	—	377,991
Japan	—	1,431,993	—	1,431,993
Korea (Republic of)	—	446,271	—	446,271
Spain	—	1,199,595	—	1,199,595
Sweden	—	1,010,283	—	1,010,283
Switzerland	—	1,147,679	—	1,147,679
United Kingdom	—	3,591,849	—	3,591,849
All Other	$16,525,876	—	—	16,525,876
Repurchase Agreements	—	921,000	—	921,000
Totals	$16,525,876	$13,738,248	—	$30,264,124

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Austria	—	$18,640,848	—	$18,640,848
China	—	26,822,525	—	26,822,525
Finland	—	9,972,255	—	9,972,255
France	$4,027,869	32,513,493	—	36,541,362
Japan	—	5,399,849	—	5,399,849
Sweden	—	25,321,149	—	25,321,149
Switzerland	—	21,247,344	—	21,247,344
United Kingdom	—	79,470,211	—	79,470,211
All Other	342,841,889	—	—	342,841,889
Repurchase Agreements	—	5,033,000	—	5,033,000
Totals	$346,869,758	$224,420,674	—	$571,290,432

AllianzGI Green Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes	—	$4,123,501	—	$4,123,501
Sovereign Debt Obligations	—	1,484,398	—	1,484,398
	—	5,607,899	—	5,607,899
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	12,509	—	12,509
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(10,638)	—	(10,638)
Totals	—	$5,609,770	—	$5,609,770

326	March 31, 2019 |	Semiannual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes:
Commercial Services	—	$5,153,450	$126,445	$5,279,895
Diversified Financial Services	—	8,006,397	1,359,920	9,366,317
Media	—	9,635,979	3	9,635,982
All Other	—	104,693,238	—	104,693,238
Preferred Stock	—	—	6,121,626	6,121,626
Common Stock	—	—	144,416	144,416
Warrants	—	—	1	1
Repurchase Agreements	—	2,903,000	—	2,903,000
Totals	—	$130,392,064	$7,752,411	$138,144,475

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Brazil	$1,276,159	—	—	$1,276,159
Canada	2,918,096	—	—	2,918,096
China	2,599,628	$1,360,917	—	3,960,545
Germany	212,485	2,798,685	—	3,011,170
India	572,711	462,600	—	1,035,311
Ireland	390,363	403,038	—	793,401
Israel	804,365	—	—	804,365
Philippines	189,343	—	—	189,343
All Other	—	13,060,461	—	13,060,461
Repurchase Agreements	—	212,000	—	212,000
Totals	$8,963,150	$18,297,701	—	$27,260,851

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Austria	$1,712,012	$4,078,574	—	$5,790,586
Germany	1,610,104	8,107,375	—	9,717,479
Korea (Republic of)	565,288	—	—	565,288
Singapore	404,262	370,686	—	774,948
Thailand	—	—	$403,129	403,129
All Other	—	87,007,946	—	87,007,946
Preferred Stock	1,468,768	—	—	1,468,768
Repurchase Agreements	—	2,201,000	—	2,201,000
Totals	$5,760,434	$101,765,581	$403,129	$107,929,144

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock	$19,059,348	—	—	$19,059,348
Repurchase Agreements	—	$107,000	—	107,000
Totals	$19,059,348	$107,000	—	$19,166,348

Semiannual Report	| March 31, 2019	327

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock:
Brazil	$3,708,359	—	—	$3,708,359
Chile	833,175	—	—	833,175
China	2,089,662	$26,448,698	—	28,538,360
France	981,113	1,019,547	—	2,000,660
Greece	742,746	—	—	742,746
Korea (Republic of)	941,978	7,140,312	—	8,082,290
Malaysia	608,055	755,686	—	1,363,741
Mexico	5,826,874	—	—	5,826,874
Peru	1,003,785	—	—	1,003,785
Russian Federation	3,448,427	—	$2,238,094	5,686,521
South Africa	3,150,540	3,563,702	—	6,714,242
Taiwan	1,264,394	8,909,844	—	10,174,238
United States	4,529,189	—	—	4,529,189
All Other	—	32,529,683	—	32,529,683
Preferred Stock:
Brazil	3,066,438	—	—	3,066,438
Korea (Republic of)	—	2,441,220	—	2,441,220
Repurchase Agreements	—	2,043,000	—	2,043,000
Totals	$32,194,735	$84,851,692	$2,238,094	$119,284,521

AllianzGI PerformanceFee Managed Futures Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
U.S. Treasury Obligations	—	$26,933,251	—	$26,933,251
Repurchase Agreements	—	500,000	—	500,000
	—	27,433,251	—	27,433,251
Other Financial Instruments* – Assets
Commodity Contracts	$401,247	—	—	401,247
Credit Contracts	—	26,652	—	26,652
Foreign Exchange Contracts	24,673	—	—	24,673
Interest Rate Contracts	663,328	—	—	663,328
Market Price	74,843	—	—	74,843
	1,164,091	26,652	—	1,190,743
Other Financial Instruments* – Liabilities
Commodity Contracts	(452,941)	—	—	(452,941)
Credit Contracts	—	(1,138)	—	(1,138)
Foreign Exchange Contracts	(38,291)	—	—	(38,291)
Market Price	(8,760)	—	—	(8,760)
	(499,992)	(1,138)	—	(501,130)
Totals	$664,099	$27,458,765	—	$28,122,864

328	March 31, 2019 |	Semiannual Report

AllianzGI PerformanceFee Structured US Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Exchange-Traded Funds	$81,276,312	—	—	$81,276,312
Options Purchased:
Market Price	220,187	$162,510	—	382,697
	81,496,499	162,510	—	81,659,009
Investments in Securities – Liabilities
Options Written:
Market Price	(328,872)	(143,889)	—	(472,761)
Totals	$81,167,627	$18,621	—	$81,186,248

AllianzGI PerformanceFee Structured US Fixed Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Exchange-Traded Funds	$27,480,841	—	—	$27,480,841
Repurchase Agreements	—	$149,000	—	149,000
Options Purchased:
Market Price	3,570	4,440	—	8,010
	27,484,411	153,440	—	27,637,851
Investments in Securities – Liabilities
Options Written:
Market Price	(37,773)	(3,352)	—	(41,125)
Totals	$27,446,638	$150,088	—	$27,596,726

AllianzGI Preferred Securities and Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes	—	$12,102,589	—	$12,102,589
Preferred Stock	$1,393,317	—	—	1,393,317
Convertible Preferred Stock	947,224	—	—	947,224
Repurchase Agreements	—	125,000	—	125,000
	2,340,541	12,227,589	—	14,568,130
Other Financial Instruments* – Liabilities
Credit Contracts	—	(629)	—	(629)
Totals	$2,340,541	$12,226,960	—	$14,567,501

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes	—	$945,142,394	—	$945,142,394
Senior Loans	—	109,929,980	—	109,929,980
Repurchase Agreements	—	146,016,000	—	146,016,000
Totals	—	$1,201,088,374	—	$1,201,088,374

AllianzGI Short Term Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Corporate Bonds & Notes	—	$5,936,140	—	$5,936,140
U.S. Treasury Obligations	—	805,113	—	805,113
U.S. Government Agency Securities	—	404,956	—	404,956
Repurchase Agreements	—	306,000	—	306,000
Totals	—	$7,452,209	—	$7,452,209

Semiannual Report	| March 31, 2019	329

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Exchange-Traded Funds	$617,210,640	—	—	$617,210,640
Repurchase Agreements	—	$142,603,000	—	142,603,000
Options Purchased:
Market Price	1,710,175	—	—	1,710,175
	618,920,815	142,603,000	—	761,523,815
Investments in Securities – Liabilities
Options Written:
Market Price	(77,615,897)	—	—	(77,615,897)
Totals	$541,304,918	$142,603,000	—	$683,907,918

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Exchange-Traded Funds	$2,141,199	—	—	$2,141,199
Options Purchased:
Market Price	12,600	$4,465	—	17,065
	2,153,799	4,465	—	2,158,264
Investments in Securities – Liabilities
Options Written:
Market Price	(5,420)	—	—	(5,420)
Totals	$2,148,379	$4,465	—	$2,152,844

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/19
Common Stock	$23,563,077	—	—	$23,563,077
Repurchase Agreements	—	$226,000	—	226,000
Totals	$23,563,077	$226,000	—	$23,789,077

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019, was as follows:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
China	$1,154	$—	$—	$—	$—	$(3)	$—	$—	$1,151
Greece	42,719	—	—	—	—	(42,719)	—	—	—
Thailand	3,535,634	1,049,171	(2,480,501)	—	(77,461)	(153,333)	—	—	1,873,510
Totals	$3,579,507	$1,049,171	$(2,480,501)	—	$(77,461)	$(196,055)	—	—	$1,874,661

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
Thailand	$58,610	$—	$(24,031)	$—	$(1,508)	$(3,121)	$—	$—	$29,950

330	March 31, 2019 |	Semiannual Report

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 3/31/19
Convertible Bonds & Notes:
IT Services	$1,866,247	$2,710,346		$(646,138)	$349	$8,862	$245,824	$—		$—	$4,185,490

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
Thailand	$2,756,833	$489,834		$(1,263,961)	$—	$(59,637)	$(69,862)	$—		$—	$1,853,207

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
Czech Republic	$22,945	$—		$(22,837)	$—	$9,400	$(9,508)	$—		$—	$—
Russian Federation	39,676	—		(2,512)	—	(90)	731	—		—	37,805
Thailand	760,251	97,595		(348,442)	—	(21,134)	(25,133)	—		—	463,137
Preferred Stock:
Russian Federation	292,702	—		(18,879)	—	2,337	17,445	—		—	293,605
Totals	$1,115,574	$97,595		$(392,670)	$—	$(9,487)	$(16,465)	$—		$—	$794,547

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
China	$34	$—		$—	$—	$—	$—	$—		$—	$34
Greece	10,933	—		—	—	—	(10,933)	—		—	—
Sweden	—	—		—	—	—	—	48,801	**	—	48,801
Taiwan	2,868	—		(4,503)†	—	—	1,635	—		—	—
Thailand	1,304,292	—		(50,462)	—	594	(4,026)	45,913	***	—	1,296,311
Totals	$1,318,127	$—		$(54,965)	$—	$594	$(13,324)	$94,714		$—	$1,345,146

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 3/31/19
Corporate Bonds & Notes:
Commercial Services	$126,445	$—		$—	$—	$—	$—	$—		$—	$126,445
Diversified Financial Services	—	2,631,576	†	—	6,818	—	(1,278,474)	—		—	1,359,920
Media	55	—		—	—	—	(52)	—		—	3
Preferred Stock	6,121,626	—		—	—	—	—	—		—	6,121,626

Semiannual Report	| March 31, 2019	331

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI High Yield Bond (cont’d)
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
Advertising	$489,129	$—		$—	$—	$—	$(414,913)	$—	$—	$74,216
Aerospace & Defense	88,382	—		—	—	—	(18,190)	—	—	70,192
Banks	—	—	†	—	—	—	1	—	—	1
Media	7	—		—	—	—	—	—	—	7
Warrants:
Commercial Services	3	—		— ††	—	(67,409)	67,406	—	—	—
Media	1	—		—	—	—	—	—	—	1
Totals	$6,825,648	$2,631,576		—	$6,818	$(67,409)	$(1,644,222)	—	—	$7,752,411

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/19
Common Stock:
Thailand	$—	$438,230		$—	$—	$—	$(35,101)	$—	$—	$403,129

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3#	Ending Balance 3/31/19
Common Stock:
China	$921,981	$816,315		$(769,490)	$—	$(495,222)	$475,973	$—	$(949,557)	$—
Russian Federation	3,731,478	530,868		(1,945,728)	—	(292,423)	213,899	—	—	2,238,094
Totals	$4,653,459	$1,347,183		$(2,715,218)	$—	$(787,645)	$689,872	$—	$(949,557)	$2,238,094

The tables above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2019:

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 3/31/19	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Corporate Bonds & Notes:
Diversified Financial Services	$1,359,920	Market and Company Comparables	Implied Price	$48.74
Preferred Stock	$6,121,626	Market and Company Comparables	EV Multiples	0.73x (0.29x-1.33x	)
			Illiquidity Discount	25%
Common Stock	$70,192	Market and Company Comparables	EV Multiples	0.61x (0.42x-0.83x	)
			M&A Transaction Multiples	0.87x (0.32x-2.12x	)
			Illiquidity Discount	40%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

*

Other financial instruments are derivatives, such as swap agreements, futures contracts, and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

332	March 31, 2019 |	Semiannual Report

**	Transferred out of Level 2 and into Level 3 because trading on the security was halted.
***	Transferred out of Level 2 and into Level 3 due to an exchange traded closing price being unavailable or unreliable at March 31, 2019.
#	Transferred out of Level 3 and into Level 2 as a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at March 31, 2019.
†	Issued or removed via corporate action.
††	Removed from accounting records as worthless.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at March 31, 2019 was:

AllianzGI Best Styles Global Equity	$(137,427)
AllianzGI Best Styles International Equity	(3,290)
AllianzGI Convertible	190,649
AllianzGI Emerging Markets Consumer	(43,892)
AllianzGI Emerging Markets Small-Cap	12,037
AllianzGI Global Dynamic Allocation	(7,251)
AllianzGI High Yield Bond	(1,711,628)
AllianzGI International Small-Cap	(35,101)
AllianzGI NFJ Emerging Markets Value	99,001

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan.

Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Multi Asset Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Emerging Markets Debt, AllianzGI Floating Rate Note, AllianzGI Global High Yield, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Global High Yield and AllianzGI NFJ Emerging Markets Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Floating Rate Note, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. AllianzGI Multi Asset Income declares dividends from net investment income and/or distributions

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by the Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty initiates an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of March 31, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Warrants. The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle

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the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(l) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

(q) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. Upon entering into these when-issued or delayed-delivery transactions, the Funds and the counterparties are required to pledge to the other party an amount of cash or securities collateral when either party has a net exposure that exceeds the minimum transfer amount of the other party. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(r) Securities Traded on To-Be-Announced Basis.  The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(s) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(t) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(u) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(v) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(w) New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of October 1, 2018. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the disclosure requirements for fair value measurement”. ASU 2018-13 removes the disclosure requirements for the amounts of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has reviewed ASU 2018-13 and resolved to adopt immediately certain aspects of the ASU related to the removal of certain fair measurement disclosures.

On October 17, 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Funds’ financial statements for the period ended March 31, 2019.

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2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

AllianzGI PerformanceFee Managed Futures Strategy may gain exposure to commodity markets by investing in a subsidiary of the Trust, the AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd. (the “Cayman Subsidiary”). By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. AllianzGI PerformanceFee Managed Futures Strategy may invest no more than 25% of its assets in the Cayman Subsidiary.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Multi Asset Income (collectively the “Target Funds”) and Global Allocation, intend to invest their assets significantly or primarily in series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust (together, “Affiliated Underlying Funds”). The Target Funds and Global Allocation may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”). PerformanceFee Structured US Equity, PerformanceFee Structured US Fixed Income, Structured Return and U.S. Equity Hedged may have substantial exposure to Underlying Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the securities and other investments held by the Underlying Funds. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investments in the Underlying Fund, which will vary. To the extent

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that a Fund invests a significant portion of its assets in an Underlying Fund it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Fund’s Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered as a commodity pool operator with respect to AllianzGI PerformanceFee Managed Futures Strategy and the Cayman Subsidiary.

Option Transactions. The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or

Semiannual Report	| March 31, 2019	339

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the

340	March 31, 2019 |	Semiannual Report

payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2019:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$17,747	$11,243	$—	$28,990
Liability derivatives:
Unrealized depreciation on futures contracts*	$(12,197)	$—	$(96)	$(12,293)

*

Included in net unrealized appreciation of $16,697 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$57,397	$1,354	$—	$58,751
Liability derivatives:
Unrealized depreciation on futures contracts*	$(10,678)	$—	$(197)	$(10,875)

*

Included in net unrealized appreciation of $47,876 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2030:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$64,209	$—	$64,209
Liability derivatives:
Unrealized depreciation on futures contracts*	$(11,450)	$(492)	$(11,942)

*

Included in net unrealized appreciation of $52,267 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$63,000	$—	$63,000
Liability derivatives:
Unrealized depreciation on futures contracts*	$(13,883)	$(689)	$(14,572)

*

Included in net unrealized appreciation of $48,428 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$78,844	$—	$78,844
Liability derivatives:
Unrealized depreciation on futures contracts*	$(20,253)	$(1,083)	$(21,336)

*

Included in net unrealized appreciation of $57,508 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$58,627	$—	$58,627
Liability derivatives:
Unrealized depreciation on futures contracts*	$(17,609)	$(787)	$(18,396)

*

Included in net unrealized appreciation of $40,231 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$65,984	$—	$65,984
Liability derivatives:
Unrealized depreciation on futures contracts*	$(18,985)	$(886)	$(19,871)

*

Included in net unrealized appreciation of $46,113 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$35,390	$—	$35,390
Liability derivatives:
Unrealized depreciation on futures contracts*	$(8,310)	$(492)	$(8,802)

*

Included in net unrealized appreciation of $26,588 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

342	March 31, 2019 |	Semiannual Report

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$93,993	$121,715	$215,708
Liability derivatives:
Unrealized depreciation on futures contracts*	$(93,209)	$(2,543)	$(95,752)

*

Included in net unrealized appreciation of $119,956 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$250,826	$412,047	$662,873
Liability derivatives:
Unrealized depreciation on futures contracts*	$(18,515)	$—	$(18,515)

*

Included in net unrealized appreciation of $644,358 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Asset derivatives:
Unrealized appreciation on futures contracts*	$1,801

*

Included in net unrealized appreciation of $1,801 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	$13,066	$13,066
Unrealized appreciation on futures contracts*	$90,154	—	90,154
Total asset derivatives	$90,154	$13,066	$103,220
Liability derivatives:
Unrealized depreciation of swaps**	—	$(12,803)	$(12,803)
Unrealized depreciation on futures contracts*	$(7,412)	—	(7,412)
Total liability derivatives	$(7,412)	$(12,803)	$(20,215)

*

Included in net unrealized appreciation of $82,742 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**	Included in net unrealized appreciation of $263 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	$27,322	$27,322
Unrealized appreciation on futures contracts*	$153,376	—	153,376
Total asset derivatives	$153,376	$27,322	$180,698
Liability derivatives:
Unrealized depreciation of swaps**	—	$(44,636)	$(44,636)
Unrealized depreciation on futures contracts*	$(25,097)	—	(25,097)
Total liability derivatives	$(25,097)	$(44,636)	$(69,733)

*

Included in net unrealized appreciation of $128,279 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $17,314 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$38,762
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(41,771)

AllianzGI Floating Rate Note:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$34,562	$34,562
Liability derivatives:
Unrealized depreciation on futures contracts*	$(12,238)	—	$(12,238)

*

Included in net unrealized depreciation of $12,238 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$251,837	$493,299	—	$745,136
Liability derivatives:
Unrealized depreciation on futures contracts*	$(100,594)	$(38,644)	$(13,877)	$(153,115)

*

Included in net unrealized appreciation of $592,021 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

344	March 31, 2019 |	Semiannual Report

AllianzGI Global High Yield:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$48,998	$48,998
Liability derivatives:
Unrealized depreciation on futures contracts*	$(6,609)	—	$(6,609)

*

Included in net unrealized depreciation of $6,609 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Green Bond:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$12,509
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(10,638)

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	—	—	$26,652	—	—	$26,652
Unrealized appreciation on futures contracts*	$74,843	$663,328	—	$401,247	$24,673	$1,164,091
Total asset derivatives	$74,843	$663,328	$26,652	$401,247	$24,673	$1,190,743
Liability derivatives:
Unrealized depreciation of swaps**		—	$(1,138)	—	—	$(1,138)
Unrealized depreciation on futures contracts*	$(8,760)	—	—	$(452,941)	$(38,291)	$(499,992)
Total liability derivatives	$(8,760)	—	$(1,138)	$(452,941)	$(38,291)	$(501,130)

*

Included in net unrealized appreciation of $664,099 on futures contracts as reported in the Fund’s Notes to Consolidated Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $25,514 on swaps as reported in the Fund’s Notes to Consolidated Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$382,697
Liability derivatives:
Options written, at value	$(472,761)

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$8,010
Liability derivatives:
Options written, at value	$(41,125)

AllianzGI Preferred Securities and Income:
Location	Credit Contracts
Liability derivatives:
Unrealized depreciation of swaps*	$(629)

*	Included in net unrealized depreciation of $629 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$1,710,175
Liability derivatives:
Options written, at value	$(77,615,897)

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$17,065
Liability derivatives:
Options written, at value	$(5,420)

The effect of derivatives on the Statements of Operations for the period or six months ended March 31, 2019:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(29,897)	$84,935	$1,474	$56,512
Net change in unrealized appreciation/depreciation of:
Futures contracts	$13,103	$27,721	$(1,077)	$39,747

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(143,106)	$45,888	$334	$(96,884)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$44,869	$(5,505)	$(56)	$39,308

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(213,589)	$1,417	$(1,553)	$(213,725)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$71,398	$(1,678)	$(350)	$69,370

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(221,368)	$1,745	$(2,210)	$(221,833)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$79,228	—	$(547)	$78,681

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(301,607)	$(5,396)	$(307,003)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$101,258	$(2,064)	$99,194

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AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(204,419)	$(2,924)	$(207,343)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$73,351	$(1,768)	$71,583

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(229,694)	$(3,553)	$(233,247)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$80,735	$(1,867)	$78,868

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(101,766)	$(1,037)	$(102,803)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$43,532	$(1,473)	$42,059

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(290,467)	$46,170	$2,019	$(242,278)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(58,438)	$256,421	$544	$198,527

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(2,412,464)	$512,873	$285,358	$(1,614,233)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$175,713	$591,339	$(34,971)	$732,081

AllianzGI Best Styles Global Equity:
Location	Market Price
Net realized gain on:
Futures contracts	$33,880
Net change in unrealized appreciation/depreciation of:
Futures contracts	$14,105

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$1,326

Semiannual Report	| March 31, 2019	347

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Net realized loss on:
Futures contracts	$(111,139)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$1,801

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain on:
Futures contracts	$20,552	—	$20,552
Swaps	—	$65,539	65,539
Total net realized gain	$20,552	$65,539	$86,091
Net change in unrealized appreciation/depreciation of:
Futures contracts	$92,551	—	$92,551
Swaps	—	$2,930	2,930
Total net change in unrealized appreciation/depreciation	$92,551	$2,930	$95,481

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain on:
Futures contracts	$45,130	—	$45,130
Swaps	—	$67,775	67,775
Total net realized gain	$45,130	$67,775	$112,905
Net change in unrealized appreciation/depreciation of:
Futures contracts	$156,521	—	$156,521
Swaps	—	$(12,572)	(12,572)
Total net change in unrealized appreciation/depreciation	$156,521	$(12,572)	$143,949

AllianzGI Emerging Markets Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(23,544)	—	$(23,544)
Forward foreign currency contracts	—	$12,037	12,037
Total net realized gain(loss)	$(23,544)	$12,037	$(11,507)
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	—	$(3,009)	$(3,009)

348	March 31, 2019 |	Semiannual Report

AllianzGI Floating Rate Note:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$3,756	—	$3,756
Forward foreign currency contracts	—	$132,862	132,862
Total net realized gain	$3,756	$132,862	$136,618
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(11,644)	—	$(11,644)
Forward foreign currency contracts	—	$25,102	25,102
Total net change in unrealized appreciation/depreciation	$(11,644)	$25,102	$13,458

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(5,208,077)	$707,018	$(65,960)	$(4,567,019)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$264,988	$750,860	$(10,501)	$1,005,347

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$47,214	$(13,121)	—	$34,093
Forward foreign currency contracts	—	—	$229,683	229,683
Total net realized gain(loss)	$47,214	$(13,121)	$229,683	$263,776
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(3,081)	$(3,142)	—	$(6,223)
Forward foreign currency contracts	—	—	$36,668	$36,668
Total net change in unrealized appreciation/depreciation	$(3,081)	$(3,142)	$36,668	$30,445

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(21,222)

AllianzGI Green Bond:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(2,656)	—	$(2,656)
Forward foreign currency contracts	—	$79,245	79,245
Total net realized gain(loss)	$(2,656)	$79,245	$76,589
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	—	$1,871	1,871
Total net change in unrealized appreciation/depreciation	$—	$1,871	$1,871

Semiannual Report	| March 31, 2019	349

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$821

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(138)

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(576,499)	$525,236	—	$(424,325)	$(114,262)	$(589,850)
Swaps	—	—	$(11,759)	—	—	(11,759)
Total net realized gain(loss)	$(576,499)	$525,236	$(11,759)	$(424,325)	$(114,262)	$(601,609)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(31,136)	$708,186	—	$(94,190)	$(76,465)	$506,395
Swaps	—	—	$(3,218)	—	—	(3,218)
Total net change in unrealized appreciation/depreciation	$(31,136)	$708,186	$(3,218)	$(94,190)	$(76,465)	$503,177

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$1,033,888
Options written	(1,794,479)
Total net realized loss	$(760,591)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$11,967
Options written	179,471
Total net change in unrealized appreciation/depreciation	$191,438

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$74,313
Options written	(130,020)
Total net realized loss	$(55,707)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$2,997
Options written	23,144
Total net change in unrealized appreciation/depreciation	$26,141

AllianzGI Preferred Securities and Income:
Location	Credit Contracts
Net realized gain on:
Swaps	$261
Net change in unrealized appreciation/depreciation of:
Swaps	$(629)

AllianzGI Structured Return:
Location	Market Price
Net realized gain/loss on:
Investments (options purchased)	$(3,088,210)
Options written	$30,337,553
Total net realized gain	$27,249,343
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$27,076
Options written	$(9,859,244)
Total net change in unrealized appreciation/depreciation	$(9,832,168)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain/loss on:
Investments (options purchased)	$(12,015)
Options written	$2,037
Total net realized loss	$(9,978)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$1,594
Options written	$(4,742)
Total net change in unrealized appreciation/depreciation	$(3,148)

350	March 31, 2019 |	Semiannual Report

The average volume (based on the open positions at each month-end) of derivative activity for the period or six months ended March 31, 2019:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)			Futures Contracts(1)		Credit Default Swap Agreements(3)
			Purchased		Sold	Long	Short	Buy	Sell
AllianzGI Retirement 2020	—	—	—		—	20	21	—	—
AllianzGI Retirement 2025	—	—	—		—	29	24	—	—
AllianzGI Retirement 2030	—	—	—		—	37	40	—	—
AllianzGI Retirement 2035	—	—	—		—	39	46	—	—
AllianzGI Retirement 2040	—	—	—		—	51	60	—	—
AllianzGI Retirement 2045	—	—	—		—	37	44	—	—
AllianzGI Retirement 2050	—	—	—		—	41	48	—	—
AllianzGI Retirement 2055	—	—	—		—	21	25	—	—
AllianzGI Multi Asset Income	—	—	—		—	117	109	—	—
AllianzGI Global Allocation	—	—	—		—	396	203	—	—
AllianzGI Best Styles Global Equity	—	—	—		—	31	—	—	—
AllianzGI Best Styles International Equity	—	—	—	†	—	—	—	—	—
AllianzGI Best Styles U.S. Equity	—	—	—		—	10	—	—	—
AllianzGI Core Bond	—	—	—		—	32	13	4,607	4,643
AllianzGI Core Plus Bond	—	—	—		—	44	16	11,171	11,317
AllianzGI Emerging Markets Debt	—	—	794,401		597,819	1	3	—	—
AllianzGI Floating Rate Note	—	—	372,031		4,103,181	4	5	—	—
AllianzGI Global Dynamic Allocation	—	—	—		—	493	623	—	—
AllianzGI Global High Yield	—	—	1,223,927		7,417,178	1	5	—	—
AllianzGI Global Water	—	—	791,872		1,607,050	—	—	—	—
AllianzGI Green Bond	—	—	695,911		3,240,960	—	—	—	—
AllianzGI International Growth	—	—	46,407		67,158	—	—	—	—
AllianzGI International Small-Cap	—	—	995,900		1,035,906	—	—	—	—
AllianzGI NFJ Emerging Markets Value	—	—	518,153		518,784	—	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	—		—	324	498	5,697	5,656
AllianzGI PerformanceFee Structured US Equity	1,809	(4,199)	—		—	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	252	(617)	—		—	—	—	—	—
AllianzGI Preferred Securities and Income	—	—	—		—	—	—	215	224
AllianzGI Structured Return	17,331	(17,687)	—		—	—	—	—	—
AllianzGI U.S. Equity Hedged	17	(7)	—		—	—	—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

Semiannual Report	| March 31, 2019	351

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at March 31, 2019 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2019:

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$21,172	$(12,176)	$—	$8,996
State Street Bank and Trust Co.	17,590	(17,590)	—	—
Totals	$38,762	$(29,766)	$—	$8,996

AllianzGI Floating Rate Note:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Citibank N.A.	$34,562	$—	$—	$34,562

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Goldman Sachs	$3,760	—	—	$3,760
JPMorgan Chase	45,238	—	—	45,238
Totals	$48,998	—	—	$48,998

AllianzGI Green Bond:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Bank of America N.A.	$8,503	$(1,714)	—	$6,789
State Street Bank and Trust Co.	4,006	(4,006)	—	—
Totals	$12,509	$(5,720)	—	$6,789

352	March 31, 2019 |	Semiannual Report

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at March 31, 2019:

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$12,176	$(12,176)	$—	$—
State Street Bank and Trust Co.	29,595	(17,590)	—	12,005
Totals	$41,771	$(29,766)	$—	$12,005

AllianzGI Green Bond:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Bank of America N.A.	$1,714	$(1,714)	$—	$—
State Street Bank and Trust Co.	8,924	(4,006)	—	4,918
Totals	$10,638	$(5,720)	$—	$4,918

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”). With respect to AllianzGI PerformanceFee Managed Futures Strategy, the Investment Manager also serves as investment manager to the Cayman Subsidiary pursuant to an investment management agreement. The Investment Manager does not receive a fee for its services to the Cayman Subsidiary.

Each of AllianzGI PerformanceFee Structured US Equity Fund, AllianzGI PerformanceFee Structured US Fixed Income Fund and AllianzGI PerformanceFee Managed Futures Strategy Fund, (together the “AllianzGI PerformanceFee Funds”) pays a monthly management fee (a “Management Fee”) to the Investment Manager in return for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For each AllianzGI PerformanceFee Fund, the Management Fee consists of two components: (i) a base fee (the “Base Fee”) calculated by applying a fixed advisory fee rate to the Fund’s average daily net assets during the previous month, and (ii) a positive or negative performance adjustment (the “Performance Adjustment”) calculated by applying a variable rate to the Fund’s average daily net assets during the applicable performance measurement period (the “Performance Period”). The Performance Period generally consists of the trailing twelve months, although no Performance Adjustment was made during the period from the start of each Fund’s operations until December 31, 2018 (the “Initial Performance Period”). Only the Fund’s Base Fee applies during the Initial Performance Period, subject to applicable waiver and expense limitations. The Performance Adjustment, once effective, is calculated monthly in arrears and is added to or subtracted from the Base Fee to determine the Management Fee. Because the Base Fee and Performance Adjustment are calculated with respect to the Fund’s average daily net assets over two different time periods (the previous month for the Base Fee and the Performance Period for the Performance Adjustment), the effective Management Fee may be less than 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment described below for certain periods (subject to any fee limitations and waivers described below). The Management Fee is accrued daily. The Investment Manager has agreed to waive the Management Fee with respect to the Initial Performance Period in an amount, if any, equal to any negative Performance Adjustment that would have applied had the AllianzGI PerformanceFee Funds’ performance-based fee structure been in place for the period. As a result of this arrangement, each Fund’s effective fee with respect to the Initial Performance Period may be no higher than the Base Fee, but is subject to downward adjustment in the event the Fund underperforms the applicable benchmark for the Initial Performance Period. Other waivers and limitations may also apply.

With respect to AllianzGI PerformanceFee Managed Futures Strategy Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.75% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is

Semiannual Report	| March 31, 2019	353

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

exceeded by, the performance of the ICE BofAML 3-Month US T-Bill Index (the “Index ”) plus 5.00% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0015% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle for the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.75% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 5.00% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Equity Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.60% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the S&P 500 Index (the “Index”) plus 1.25% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.60% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 1.25% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Fixed Income Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.30% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) plus 0.625% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.30% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 0.625% for the Performance Period.

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining amounts payable related to offering costs for AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Green Bond, AllianzGI Preferred Securities and Income and AllianzGI Short Term Bond that were paid by the Investment Manager.

Administration Fee. The Investment Manager provides administrative services to the Target Funds and also bears the cost of most third-party administrative services required by the Target Funds, and in return it receives from each share class of each Target Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C and R	Class P and Administrative	Class R6

	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Multi Asset Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.17	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A

354	March 31, 2019 |	Semiannual Report

	All Classes			Class A,C and R	Class P and Administrative	Class R6

	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Best Styles International Equity	0.30%		0.30%	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Core Bond	0.25		0.25	N/A	N/A	N/A
AllianzGI Core Plus Bond	0.30		0.30	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90		0.90	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.60		0.60	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Floating Rate Note	0.20	†	0.37	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.67	N/A	N/A	N/A
AllianzGI Global High Yield	0.60		0.60	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80	*	0.73	N/A	N/A	N/A
AllianzGI Global Water	0.95	*	0.80	N/A	N/A	N/A
AllianzGI Green Bond	0.40		0.40	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.70		0.70	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	*	0.92	N/A	N/A	N/A
AllianzGI Micro Cap	1.05		1.05	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	*	0.72	N/A	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy	0.75	*#	0.00	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Equity	0.60	*@	0.24	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Fixed Income	0.30	*^	0.27	N/A	N/A	N/A
AllianzGI Preferred Securities and Income	0.45		0.45	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Short Term Bond	0.30		0.30	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.10		1.10	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
#

The management fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% based on the Fund’s performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The management fee did not become subject to the performance-based adjustment until after December 31, 2018.

@

The management fee consists of a base fee at an annualized rate of 0.60% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.60% based on the Fund’s performance relative to the S&P 500 Index plus 1.25% (annualized). The management fee did not become subject to the performance-based adjustment until after December 31, 2018.

^

The management fee consists of a base fee at an annualized rate of 0.30% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.30% based on the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The management fee did not become subject to the performance-based adjustment until after December 31, 2018.

†	Effective February 1, 2019, the management fee rate changed from 0.45% to 0.20%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of AAM and the Investment Manager serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Semiannual Report	| March 31, 2019	355

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended March 31, 2019, the Distributor received $80,004, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and the Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

			Expense Limitation

	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2020(3)	N/A		0.95%	1.70%	1.30%	0.65%	N/A	0.55	%*	0.90%
AllianzGI Retirement 2025(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2030(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2035(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2040(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2045(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2050(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2055(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Multi Asset Income(3)	N/A		0.95	1.70	1.30	0.65	0.60%	0.55	*	0.90
AllianzGI Global Allocation(11)	0.55	(1)	1.01	1.76	1.21	0.81	0.76	0.71		0.96
AllianzGI Best Styles Global Equity(5)	N/A		0.70	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A		0.70	1.45	N/A	0.55	0.45	0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A		0.65	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Convertible	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI Core Bond(9)	N/A		N/A	N/A	N/A	0.30	0.25	0.20		N/A
AllianzGI Core Plus Bond(9)	N/A		N/A	N/A	N/A	0.35	0.30	0.25		N/A
AllianzGI Emerging Markets Consumer(5)	N/A		1.55	N/A	N/A	N/A	1.20	N/A		N/A
AllianzGI Emerging Markets Debt(10)	N/A		1.05	1.80	N/A	0.90	0.80	N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A		1.85	N/A	N/A	N/A	1.50	N/A		N/A
AllianzGI Floating Rate Note(5)	N/A		N/A	N/A	N/A	0.40	0.30	N/A		N/A
AllianzGI Global Dynamic Allocation(4)	0.55	(1)	0.97	1.74	1.34	0.80	0.70	0.70		0.95
AllianzGI Global High Yield(5)	N/A		N/A	N/A	N/A	0.80	0.70	N/A		N/A
AllianzGI Global Sustainability(5)	N/A	(2)	1.09	N/A	N/A	0.94	0.84	N/A		N/A
AllianzGI Global Water(5)	N/A	(2)	1.22	1.97	N/A	0.94	0.93	N/A		N/A
AllianzGI Green Bond(9)	N/A		0.75	N/A	N/A	0.55	0.50	N/A		N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI International Growth(5)	N/A		1.05%	N/A	N/A	N/A	0.80%	N/A		N/A
AllianzGI International Small-Cap(5)	N/A	(2)	1.25	2.00%	1.59%	1.10%	1.04	1.00%		N/A

356	March 31, 2019 |	Semiannual Report

			Expense Limitation

	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Micro Cap(10)	N/A		1.42	N/A	N/A	1.34	1.34	N/A	N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	(2)	1.14	1.89	N/A	0.98	0.89	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy(8)	0.75	(7)	N/A	N/A	N/A	0.19	0.14	0.09	N/A
AllianzGI PerformanceFee Structured US Equity(8)	0.60	(7)	N/A	N/A	N/A	0.00	0.00	0.00	N/A
AllianzGI PerformanceFee Structured US Fixed Income(8)	0.30	(7)	N/A	N/A	N/A	0.00	0.00	0.00	N/A
AllianzGI Preferred Securities and Income(9)	N/A		N/A	N/A	N/A	0.60	0.55	0.50	N/A
AllianzGI Short Duration High Income	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Short Term Bond(9)	N/A		0.64	N/A	N/A	0.49	0.39	N/A	N/A
AllianzGI Structured Return(6)	N/A		1.00	1.75	N/A	0.79	0.71	0.69	N/A
AllianzGI U.S. Equity Hedged(6)	N/A		1.25	2.00	N/A	1.10	1.00	N/A	N/A
AllianzGI Ultra Micro Cap(10)	N/A		1.86	N/A	N/A	1.57	1.54	N/A	N/A

(1)

The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2020.

(2)

The Investment Manager had agreed to waive a portion of the investment management fee, which reduced the annual percentage rate by the rate disclosed in the table above through January 31, 2019. AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI International Small-Cap and AllianzGI NFJ Emerging Markets Value had waivers of 0.11%, 0.22%, 0.11% and 0.20%, respectively. Amounts waived pursuant to each of the investment management fee waivers are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.

(3)

The Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(4)

Effective February 1, 2019, the Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(5)

Effective February 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(6)

Effective February 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(7)

The Investment Manager had agreed to waive its investment management fee for AllianzGI PerformanceFee Managed Futures up to 0.75% for any negative performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The Investment Manager had agreed to waive its investment management fee for AllianzGI PerformanceFee Structured US Equity up to 0.60% for any negative performance relative to the S&P 500 Index plus 1.25% (annualized). The Investment Manager had agreed to waive its investment management fee for AllianzGI PerformanceFee Structured US Fixed Income up to 0.30% for any negative performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The waivers were in effect during the Funds’ Initial Performance Period. As of December 31, 2018, each of AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity and AllianzGI PerformanceFee Structured US Fixed Income had negative performance relative to its index plus index hurdle for the Initial Performance Period which resulted in a management fee waiver of $137,536, $297,240 and $56,394, respectively. For the Initial Performance Period, AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity and AllianzGI PerformanceFee US Fixed Income paid management fees at an effective annual rate of 0.00%, 0.00% and 0.08%, of average daily net assets, respectively. Waivers related to management fees accrued in fiscal year ended September 30, 2018 for AllianzGI PerformanceFee Structured US Equity and AllianzGI PerformanceFee Structured US Fixed Income were accounted for as “Contribution from Investment Manager” on the Statements of Operations. In addition, the Investment Manager has agreed to waivers with respect to each AllianzGI PerformanceFee Fund such that (i) its monthly Management Fee (including Base Fee plus Performance Adjustment) will not exceed the product of the maximum percentage fee rate (equal to the Base Fee plus the maximum upward Performance Adjustment) and the Fund’s average daily net assets over the preceding month, and (ii) the Investment Manager will not collect a Management Fee with respect to any month in which the Measurement Class has failed to outperform the Index.

(8)

Effective February 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(9)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(10)

Effective July 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver, if any, referred to in

Semiannual Report	| March 31, 2019	357

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(11)

Effective February 1, 2019, the Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

*

As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

The following Funds revised their expense limitation rates during the six months ended March 31, 2019. The expense limitation rates in effect during the period (except as noted in the tables below) and at March 31, 2019 for all the Funds are disclosed in the table above. In January, the Board approved (i) revised expense limitation arrangements for AllianzGI Global Allocation, (ii) expiration of management fee waivers for AllianzGI International Small-Cap Fund, AllianzGI Global Water Fund, AllianzGI NFJ Emerging Markets Value Fund and AllianzGI Global Sustainability Fund (please see table in Note 5 above), and (iii) revised expense limits for AllianzGI International Small-Cap Fund, AllianzGI Global Water Fund, AllianzGI Structured Return Fund and AllianzGI Best Styles U.S. Equity Fund.

	Expense Limitation (10/1/18 - 1/31/19)

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Best Styles U.S. Equity	0.65%	1.40%	N/A	0.50%	0.50%	0.40%	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	0.68	0.58	N/A	N/A
AllianzGI Global Allocation	0.60	1.37	0.80%	0.40	0.40	0.30	0.55%
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap	1.25	2.08	1.59	1.10	1.04	1.00	N/A
AllianzGI Structured Return	0.98	1.77	N/A	0.77	0.69	0.67	N/A

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period or six months ended March 31, 2019, the Investment Manager recouped a total of $24,575 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of March 31, 2019.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended

	9/30/2016	9/30/2017	9/30/2018	Totals
AllianzGI Retirement 2020	$32,277	$88,906	$80,682	$201,865
AllianzGI Retirement 2025	30,952	116,776	122,969	270,697
AllianzGI Retirement 2030	36,276	123,768	142,601	302,645
AllianzGI Retirement 2035	14,422	63,406	73,903	151,731
AllianzGI Retirement 2040	8,160	25,645	39,583	73,388
AllianzGI Retirement 2045	6,546	7,838	15,532	29,916
AllianzGI Retirement 2050	3,046	3,702	7,609	14,357
AllianzGI Retirement 2055	1,064	1,712	4,108	6,884
AllianzGI Multi Asset Income	35,990	92,776	79,589	208,355
AllianzGI Global Allocation	—	13,844	—	13,844
AllianzGI Best Styles Global Equity	416,897	222,208	129,151	768,256
AllianzGI Best Styles International Equity	394,405	348,158	267,293	1,009,856
AllianzGI Best Styles U.S. Equity	195,811	174,158	119,713	489,682
AllianzGI Core Bond	—	—	175,017	175,017
AllianzGI Core Plus Bond	—	—	180,862	180,862
AllianzGI Emerging Markets Consumer	257,727	185,526	82,270	525,523
AllianzGI Emerging Markets Debt	162,697	162,523	187,669	512,889
AllianzGI Emerging Markets Small-Cap	305,798	251,209	172,437	729,444
AllianzGI Floating Rate Note	—	—	278,716	278,716
AllianzGI Global Dynamic Allocation	199,996	650,337	457,777	1,308,110
AllianzGI Global High Yield	—	236,455	236,908	473,363
AllianzGI Global Sustainability	190,206	175,647	139,780	505,633

358	March 31, 2019 |	Semiannual Report

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended

	9/30/2016	9/30/2017	9/30/2018	Totals
AllianzGI International Growth	$187,039	$172,093	$164,199	$523,331
AllianzGI International Small-Cap	258,005	279,258	190,541	727,804
AllianzGI Micro Cap	153,921	137,352	133,846	425,119
AllianzGI NFJ Emerging Markets Value	465,793	548,032	377,554	1,391,379
AllianzGI Preferred Securities and Income	—	—	151,931	151,931
AllianzGI Short Term Bond	—	—	128,601	128,601
AllianzGI Structured Return	15,218	387,109	296,727	699,054
AllianzGI U.S. Equity Hedged	188,026	193,599	160,089	541,714
AllianzGI Ultra Micro Cap	—	—	89,364	89,364

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

During the six months ended March 31, 2019, AllianzGI U.S. reimbursed AllianzGI Global Allocation Fund $36,174 for realized losses resulting from trading errors.

During the year ended September 30, 2018, AllianzGI U.S. reimbursed AllianzGI Emerging Markets Small-Cap Fund $6,843 for realized losses resulting from trading errors.

(b) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the six months ended March 31, 2019:

AllianzGI Retirement 2020:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,086,401	$909,336	$1,070,437	$234,604	$6,100,265	$93,149	414,984	$(59,639)	$—
AllianzGI Best Styles U.S. Equity	2,122,354	373,461	498,398	(440,411)	1,616,231	30,793	103,938	59,225	277,414
AllianzGI Emerging Markets Debt	—	101,970	—	(71)	101,899	1,674	7,498	—	—
AllianzGI Emerging Markets Small-Cap	312,868	16,919	—	(6,805)	322,982	4,923	20,212	—	11,996
AllianzGI Global Dynamic Allocation	22,138,654	2,561,699	1,734,532	(1,483,236)	21,461,601	447,306	1,145,841	(20,984)	538,250
AllianzGI Short Duration High Income	423,579	40,337	216,419	(13,833)	238,786	8,315	16,559	5,122	—
Totals	$31,083,856	$4,003,722	$3,519,786	$(1,709,752)	$29,841,764	$586,160	1,709,032	$(16,276)	$827,660

AllianzGI Retirement 2025:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,809,345	$229,888	$1,436,859	$239,343	$5,762,564	$87,804	392,011	$(79,153)	$—
AllianzGI Best Styles U.S. Equity	4,842,433	745,981	1,478,535	(1,004,032)	3,285,490	64,816	211,286	179,643	583,930
AllianzGI Emerging Markets Debt	—	100,033	—	(70)	99,963	1,642	7,356	—	—
AllianzGI Emerging Markets Small-Cap	335,926	18,166	—	(7,306)	346,786	5,285	21,701	—	12,880
AllianzGI Global Dynamic Allocation	36,606,454	3,735,017	2,584,787	(2,448,765)	35,264,281	739,556	1,882,770	(43,638)	889,917
AllianzGI Short Duration High Income	133,580	148,201	278,464	1,067	—	3,990	—	(4,384)	—
Totals	$48,727,738	$4,977,286	$5,778,645	$(3,219,763)	$44,759,084	$903,093	2,515,124	$52,468	$1,486,727

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Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Retirement 2030:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$1,774,485	$643,145	$183,474	$77,812	$2,304,591	$34,980	156,775	$(7,377)	$—
AllianzGI Best Styles Global Equity	5,534,847	696,962	1,090,560	(701,379)	4,296,550	123,950	305,587	(143,320)	481,416
AllianzGI Best Styles U.S. Equity	7,819,716	1,607,299	559,524	(1,650,227)	7,202,418	141,153	463,178	(14,846)	1,271,651
AllianzGI Emerging Markets Small-Cap	761,941	41,203	—	(16,572)	786,572	11,989	49,222	—	29,215
AllianzGI Global Dynamic Allocation	42,224,079	3,913,169	1,733,930	(2,819,423)	41,496,591	858,286	2,215,515	(87,304)	1,032,785
Totals	$58,115,068	$6,901,778	$3,567,488	$(5,109,789)	$56,086,722	$1,170,358	3,190,277	$(252,847)	$2,815,067

AllianzGI Retirement 2035:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$1,075,689	$253,346	$114,320	$42,130	$1,251,784	$19,523	85,155	$(5,061)	$—
AllianzGI Best Styles Global Equity	13,581,150	2,366,354	1,093,729	(2,188,431)	12,622,188	345,829	897,737	(43,156)	1,343,176
AllianzGI Best Styles U.S. Equity	6,871,953	1,466,974	367,137	(1,437,435)	6,510,126	124,370	418,658	(24,229)	1,120,463
AllianzGI Emerging Markets Small-Cap	626,182	33,861	—	(13,619)	646,424	9,853	40,452	—	24,009
AllianzGI Global Dynamic Allocation	20,617,594	3,421,527	797,520	(1,364,734)	21,823,142	430,909	1,165,144	(53,725)	518,519
Totals	$42,772,568	$7,542,062	$2,372,706	$(4,962,089)	$42,853,664	$930,484	2,607,146	$(126,171)	$3,006,167

AllianzGI Retirement 2040:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$—	$691,119	$58,403	$23,588	$656,959	$10,226	44,691	$655	$—
AllianzGI Best Styles Global Equity	20,950,442	4,354,719	526,947	(3,515,721)	21,215,752	561,873	1,508,944	(46,741)	2,182,281
AllianzGI Best Styles U.S. Equity	8,448,286	1,890,507	546,244	(1,801,715)	8,036,478	149,374	516,815	45,644	1,345,712
AllianzGI Emerging Markets Small-Cap	531,896	28,764	—	(11,569)	549,091	8,369	34,361	—	20,394
AllianzGI Global Dynamic Allocation	15,255,190	1,271,918	932,219	(1,002,588)	14,588,344	283,397	778,876	(3,957)	341,015
Totals	$45,185,814	$8,237,027	$2,063,813	$(6,308,005)	$45,046,624	$1,013,239	2,883,687	$(4,399)	$3,889,402

360	March 31, 2019 |	Semiannual Report

AllianzGI Retirement 2045:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$16,700,795	$3,524,053	$427,926	$(2,758,242)	$16,980,201	$443,305	1,207,696	$(58,479)	$1,721,767
AllianzGI Best Styles U.S. Equity	5,863,076	1,603,343	362,524	(1,229,972)	5,881,514	104,793	378,232	7,591	944,083
AllianzGI Emerging Markets Small-Cap	313,909	16,975	—	(6,827)	324,057	4,939	20,279	—	12,036
AllianzGI Global Dynamic Allocation	6,789,450	1,230,035	266,841	(444,591)	7,286,365	139,536	389,021	(21,688)	167,906
Totals	$29,667,230	$6,374,406	$1,057,291	$(4,439,632)	$30,472,137	$692,573	1,995,228	$(72,576)	$2,845,792

AllianzGI Retirement 2050:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$19,454,855	$3,611,330	$249,809	$(3,255,496)	$19,504,582	$518,392	1,387,239	$(56,298)	$2,013,399
AllianzGI Best Styles U.S. Equity	6,073,759	1,321,131	—	(1,310,017)	6,084,873	111,069	391,310	—	1,000,627
AllianzGI Emerging Markets Small-Cap	301,714	16,316	—	(6,562)	311,468	4,748	19,491	—	11,568
AllianzGI Global Dynamic Allocation	5,745,930	593,393	172,518	(372,452)	5,776,673	112,595	308,418	(17,680)	135,487
Totals	$31,576,258	$5,542,170	$422,327	$(4,944,527)	$31,677,596	$746,804	2,106,458	$(73,978)	$3,161,081

AllianzGI Retirement 2055:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$9,433,238	$2,213,502	$100,190	$(1,579,579)	$9,944,497	$256,975	707,290	$(22,474)	$998,074
AllianzGI Best Styles U.S. Equity	2,996,373	797,757	—	(635,629)	3,158,501	55,059	203,119	—	496,028
AllianzGI Emerging Markets Small-Cap	158,231	8,556	—	(3,441)	163,346	2,490	10,222	—	6,067
AllianzGI Global Dynamic Allocation	2,789,818	392,048	56,691	(178,867)	2,940,532	55,815	156,996	(5,776)	67,164
Totals	$15,377,660	$3,411,863	$156,881	$(2,397,516)	$16,206,876	$370,339	1,077,627	$(28,250)	$1,567,333

Semiannual Report	| March 31, 2019	361

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

AllianzGI Multi Asset Income:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	$2,265,579	$780,726	$181,734	$101,928	$2,940,637	$64,068	216,382	$(25,862)	$—
AllianzGI Europe Equity Dividend	2,458,202	124,581	2,254,929	108,762	—	38,987	—	(436,616)	85,594
AllianzGI Floating Rate Note	3,921,656	158,596	537,035	(47,573)	3,492,880	52,139	237,127	(2,764)	37,530
AllianzGI Global High Yield	1,271,475	509,567	—	(15,734)	1,765,308	66,757	120,499	—	—
AllianzGI High Yield Bond	782,746	—	779,097	(50,472)	—	—	—	46,823	—
AllianzGI Preferred Securities & Income	—	1,717,729	—	80,119	1,797,848	19,241	119,777	—	—
AllianzGI Short Duration High Income	4,387,608	8,057,848	9,055,156	(3,726)	3,280,394	148,438	227,489	(106,180)	—
PIMCO Income	5,495,035	5,138,786	4,081,776	31,943	6,587,459	127,042	548,955	3,471	—
PIMCO Preferred and Capital Security	2,163,806	335,992	2,479,545	(23,456)	—	53,926	—	3,203	1,519
PIMCO Senior Floating Rate	1,988,416	3,499,670	3,753,567	(22,663)	1,632,792	22,406	167,810	(79,064)	—
Totals	$24,734,523	$20,323,495	$23,122,839	$159,128	$21,497,318	$593,004	1,638,039	$(596,989)	$124,643

AllianzGI Global Allocation:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$81,539,738	$1,036,845	$16,645,713	$2,760,769	$67,855,603	$1,036,845	4,616,027	$(836,036)	$—
AllianzGI Best Styles Global Equity	132,579,267	16,077,033	6,171,357	(21,761,852)	120,771,554	3,291,821	8,589,726	48,463	12,785,212
AllianzGI Best Styles Global Managed Volatility	36,521,892	4,913,273	—	(4,772,987)	36,662,178	997,082	2,369,889	—	3,916,191
AllianzGI Emerging Markets Debt	14,590,689	348,825	—	402,572	15,342,086	348,824	1,128,925	—	—
AllianzGI Emerging Markets Small-Cap	4,499,894	243,342	—	(97,872)	4,645,364	70,806	290,699	—	172,536
AllianzGI International Growth	18,717,685	459,645	—	(594,614)	18,582,716	55,121	1,052,249	—	404,525
AllianzGI PerformanceFee Managed Futures Strategy	14,415,000	15,861,285	—	4,771	30,281,056	299,320	3,221,389	—	—
Totals	$302,864,165	$38,940,248	$22,817,070	$(24,059,213)	$294,140,557	$6,099,819	21,268,904	$(787,573)	$17,278,464

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2019	Dividend Income	Shares as of 3/31/2019	Net Realized Loss	Net Capital Gain Distributions Received
AllianzGI International Growth	$4,400,566	$85,420	$844,536	$(95,907)	$3,453,439	$10,244	195,551	$(92,104)	$75,177

362	March 31, 2019 |	Semiannual Report

AllianzGI High Yield Bond:
	Market Value 9/30/2018	Purchases at Cost†	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Market Value 3/31/2019		Dividend Income	Shares as of 3/31/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
CCF Holdings LLC Class B	$—	$—	$—	$—	*	$—	*	$—	8,562	$—	$—

*	Actual amounts rounds to less than $1.
†	Issued via corporate action

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the

Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At March 31, 2019, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Retirement 2020	3	69%	—	—	—
AllianzGI Retirement 2025	3	75%	—	—	—
AllianzGI Retirement 2030	2	72%	—	—	—
AllianzGI Retirement 2035	3	81%	—	—	—
AllianzGI Retirement 2040	2	77%	—	—	—
AllianzGI Retirement 2045	2	81%	—	—	—
AllianzGI Retirement 2050	2	75%	—	—	—
AllianzGI Retirement 2055	2	78%	—	—	—
AllianzGI Multi Asset Income	4	61%	—	—	—
AllianzGI Global Allocation	1	23%	3	53%	—
AllianzGI Best Styles Global Equity	—	—	4	76%	—
AllianzGI Best Styles International Equity	1	43%	2	50%	—
AllianzGI Best Styles U.S. Equity	1	11%	7	79%	—
AllianzGI Convertible	5	42%	—	—	—
AllianzGI Core Bond	—	—	1	14%	82%
AllianzGI Core Plus Bond	—	—	—	—	99%
AllianzGI Emerging Markets Consumer	6	96%	—	—	—
AllianzGI Emerging Markets Debt	1	6%	2	91%	—
AllianzGI Emerging Markets Small-Cap	1	13%	4	68%	—
AllianzGI Floating Rate Note	—	—	2	29%	69%
AllianzGI Global Dynamic Allocation	2	25%	5	63%	—
AllianzGI Global High Yield	—	—	1	8%	92%
AllianzGI Global Sustainability	2	91%	—	—	—
AllianzGI Global Water	6	45%	—	—	—
AllianzGI Green Bond	—	—	—	—	93%
AllianzGI High Yield Bond	5	77%	—	—	—
AllianzGI International Growth	—	—	3	94%	—
AllianzGI International Small-Cap	2	67%	—	—	—
AllianzGI Micro Cap	1	76%	—	—	—
AllianzGI NFJ Emerging Markets Value	3	86%	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	1	96%	—
AllianzGI PerformanceFee Structured US Equity	3	62%	—	—	33%
AllianzGI PerformanceFee Structured US Fixed Income	—	—	—	—	95%
AllianzGI Preferred Securities and Income	2	17%	1	12%	71%
AllianzGI Short Duration High Income	6	54%	—	—	—

Semiannual Report	| March 31, 2019	363

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Short Term Bond	1	21%	—	—	69%
AllianzGI Structured Return	6	65%	—	—	—
AllianzGI U.S. Equity Hedged	4	79%	—	—	—
AllianzGI Ultra Micro Cap	3	58%	—	—	—

*

This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, CollegeAccess 529 Plan, OklahomaDream 529 Plan and Allianz Multi-Series Collective Investment Trust.

364	March 31, 2019 |	Semiannual Report

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Semiannual Report	| March 31, 2019	365

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025

	Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	35,009	$666,167	30,378	$616,318	33,847	$559,127	72,929	$1,336,155
Class C	1,758	34,250	2,648	52,962	—	—	—	—
Class R	362	6,346	2,276	45,999	1,139	18,103	3,383	61,727
Class P	39,373	750,507	185,370	3,793,616	102,952	1,755,188	203,211	3,738,212
Class R6	205,956	3,908,839	221,480	4,544,238	173,977	2,974,544	303,923	5,570,574
Administrative Class	1,304	24,993	3,817	78,298	1,012	17,233	2,112	39,074

Issued in reinvestment of dividends and distributions:
Class A	13,754	243,713	20,754	422,972	21,567	338,607	17,564	323,180
Class C	560	9,968	481	9,782	—	—	—	—
Class R	10	171	2	46	71	1,116	31	566
Class P	45,922	817,411	33,591	689,954	98,361	1,540,332	95,060	1,746,256
Class R6	62,990	1,122,479	31,248	642,466	90,889	1,426,045	53,770	988,834
Administrative Class	1,799	31,996	1,059	21,720	819	12,898	672	12,408

Cost of shares redeemed:
Class A	(26,362)	(494,451)	(522,132)	(10,496,950)	(37,674)	(651,942)	(165,081)	(3,026,895)
Class C	(12,553)	(248,815)	(4,544)	(92,179)	—	—	—	—
Class R	(4,514)	(80,793)	(92)	(1,821)	(10)	(157)	(2,437)	(44,799)
Class P	(77,082)	(1,454,597)	(565,028)	(11,507,964)	(91,941)	(1,540,521)	(1,030,087)	(18,804,115)
Class R6	(254,185)	(4,796,111)	(304,062)	(6,221,856)	(329,384)	(5,559,601)	(322,507)	(5,924,381)
Administrative Class	(27,347)	(510,320)	(11,758)	(239,104)	(4,177)	(69,426)	(32,368)	(606,574)
Net increase (decrease) resulting from Fund share transactions	6,754	$31,753	(874,512)	$(17,641,503)	61,448	$821,546	(799,825)	$(14,589,778)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

366	March 31, 2019 |	Semiannual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

74,099	$1,543,163	128,816	$2,880,864	25,263	$456,614	91,149	$1,820,020	18,003	$365,130	49,839	$1,151,137
6,649	133,406	8,078	176,407	—	—	—	—	164	3,383	256	5,915
1,005	20,012	4,538	101,176	5,202	85,945	5,722	113,399	2,655	52,592	2,721	62,393
68,638	1,411,122	241,695	5,459,380	63,393	1,125,021	188,459	3,776,002	67,694	1,392,089	182,080	4,229,666
173,409	3,585,063	208,063	4,693,327	229,335	4,091,009	248,616	4,961,281	221,668	4,589,765	186,223	4,340,560
1,902	39,274	5,790	131,956	1,467	26,128	5,066	102,573	958	19,854	3,510	82,456

22,579	421,094	21,750	483,287	33,525	534,052	25,634	506,780	10,158	187,924	12,616	289,017
1,998	37,010	1,677	36,934	—	—	—	—	205	3,800	341	7,750
750	14,017	408	9,075	280	4,445	292	5,756	194	3,568	216	4,926
96,335	1,813,034	93,948	2,107,251	117,294	1,872,017	102,945	2,042,424	77,320	1,432,745	68,278	1,569,715
89,389	1,689,460	61,604	1,385,473	101,352	1,619,599	50,938	1,012,145	106,494	1,976,521	65,515	1,509,472
1,735	32,781	1,114	25,075	2,080	33,357	749	14,933	2,197	40,518	1,154	26,411

(43,085)	(864,613)	(288,920)	(6,455,145)	(27,561)	(488,576)	(238,656)	(4,729,935)	(7,740)	(164,579)	(178,675)	(4,133,703)
(17,744)	(372,997)	(6,334)	(139,687)	—	—	—	—	(2,140)	(48,558)	(1,858)	(42,453)
(1,614)	(31,619)	(14,147)	(318,017)	(20,115)	(334,120)	(9,000)	(177,281)	(3,085)	(63,281)	(10,795)	(249,540)
(43,313)	(894,053)	(739,266)	(16,501,776)	(11,348)	(197,632)	(902,876)	(17,852,182)	(47,583)	(953,835)	(525,765)	(12,090,480)
(228,889)	(4,676,337)	(260,940)	(5,859,379)	(140,768)	(2,499,467)	(241,188)	(4,795,297)	(129,903)	(2,682,496)	(225,496)	(5,222,617)
(17,601)	(354,167)	(46,986)	(1,081,748)	(12,596)	(216,885)	(31,938)	(652,525)	(22,869)	(457,065)	(899)	(20,931)
186,242	$3,545,650	(579,112)	$(12,865,547)	366,803	$6,111,507	(704,088)	$(13,851,907)	294,390	$5,698,075	(370,739)	$(8,480,306)

Semiannual Report	| March 31, 2019	367

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Retirement 2045				AllianzGI Retirement 2050

	Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,814	$361,182	56,069	$1,129,599	16,879	$343,188	48,528	$1,088,804
Class C	—	—	—	—	452	8,929	1,180	26,124
Class R	2,332	40,725	4,109	82,431	1,677	32,546	2,705	60,262
Class P	68,934	1,248,880	122,579	2,493,760	53,774	1,079,007	122,468	2,781,748
Institutional Class	—	—	—	—	—	—	—	—
Class R6	190,060	3,428,136	193,863	3,946,331	155,972	3,121,916	200,778	4,587,934
Administrative Class	2,707	49,005	5,743	116,672	1,724	34,921	4,039	91,333

Issued in reinvestment of dividends and distributions:
Class A	9,009	145,674	13,781	276,721	11,121	198,732	9,057	201,877
Class C	—	—	—	—	741	13,008	482	10,589
Class R	246	3,935	411	8,184	134	2,402	79	1,759
Class P	68,256	1,099,610	50,653	1,018,130	46,234	831,742	37,273	836,401
Institutional Class	—	—	—	—	—	—	—	—
Class R6	70,951	1,145,865	42,722	860,846	73,579	1,328,104	50,642	1,140,455
Administrative Class	2,988	47,868	1,746	34,918	3,590	64,296	2,445	54,641

Cost of shares redeemed:
Class A	(35,057)	(650,679)	(180,667)	(3,655,251)	(7,977)	(156,334)	(101,981)	(2,312,616)
Class C	—	—	—	—	(510)	(10,354)	(588)	(12,858)
Class R	(767)	(13,013)	(6,639)	(132,098)	(53)	(1,002)	(1,410)	(31,747)
Class P	(37,418)	(676,331)	(261,605)	(5,285,576)	(34,960)	(714,196)	(186,882)	(4,209,375)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(99,928)	(1,804,271)	(171,133)	(3,434,564)	(120,484)	(2,441,043)	(176,037)	(3,964,780)
Administrative Class	(17,409)	(303,904)	(10,242)	(209,921)	(15,343)	(300,192)	(3,728)	(83,533)
Net increase (decrease) resulting from Fund share transactions	244,718	$4,122,682	(138,610)	$(2,749,818)	186,550	$3,435,670	9,050	$267,018

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period February 1, 2018 (commencement of share class) through September 30, 2018. “Shares sold” includes shares sold to AFI.

368	March 31, 2019 |	Semiannual Report

AllianzGI Retirement 2055				AllianzGI Multi Asset Income				AllianzGI Global Allocation

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

14,995	$262,807	43,766	$852,643	272,539	$4,577,859	127,195	$2,263,468	1,642,394	$18,332,117	369,365	$4,313,644
—	—	—	—	18,381	300,946	50,760	906,687	106,912	1,107,816	289,992	3,557,800
614	10,351	1,801	35,093	253	4,426	919	17,167	159	1,730	1,246	14,717
67,300	1,181,644	160,198	3,144,890	44,604	755,572	91,953	1,649,124	303,756	3,005,475	165,981	1,937,964
—	—	—	—	3,094	50,141	2,790 #	48,205 #	41,115	446,509	73,427	852,991
110,437	1,928,164	208,405	4,114,096	34,888	578,456	225,653	3,993,052	2,422,958	24,975,793	11,653,880	140,071,822
3,499	61,691	8,555	166,304	1,228	21,124	1,824	32,811	—	—	36	449

6,940	108,201	6,743	129,807	17,486	292,338	36,286	648,381	266,701	2,670,566	313,963	3,642,134
—	—	—	—	2,089	34,914	10,887	195,173	28,247	290,694	223,202	2,640,348
266	4,136	201	3,864	47	821	110	2,058	195	1,920	227	2,606
27,538	431,803	21,627	419,135	15,162	256,104	51,634	932,949	12,153	120,344	12,039	138,366
—	—	—	—	126	2,068	79 #	1,347 #	39,209	391,327	51,790	598,913
37,615	592,430	23,693	461,056	23,893	392,755	77,749	1,368,964	1,572,135	15,373,164	2,417,281	27,424,554
1,736	27,083	1,162	22,436	724	12,248	4,082	74,968	120	1,236	214	2,546

(17,545)	(307,115)	(69,984)	(1,354,727)	(88,761)	(1,484,322)	(202,417)	(3,551,087)	(663,219)	(7,058,588)	(934,682)	(10,892,920)
—	—	—	—	(58,820)	(1,004,064)	(119,715)	(2,094,141)	(1,664,693)	(18,951,956)	(1,046,240)	(12,371,273)
(2,835)	(47,399)	(977)	(18,773)	(506)	(8,874)	(2,140)	(39,151)	(1,533)	(15,474)	(349)	(4,283)
(18,632)	(334,606)	(188,085)	(3,661,247)	(103,565)	(1,754,294)	(375,738)	(6,664,172)	(97,045)	(1,007,475)	(90,994)	(1,081,462)
—	—	—	—	(2,018)	(32,803)	(15)#	(263)#	(110,860)	(1,163,072)	(109,728)	(1,269,146)
(55,740)	(982,894)	(142,991)	(2,779,986)	(317,267)	(5,254,658)	(551,697)	(9,584,831)	(2,506,675)	(25,893,874)	(13,391,527)	(159,822,093)
(13,465)	(228,750)	(11,981)	(234,582)	(31,039)	(534,196)	(58,582)	(1,043,282)	—	—	(426)	(5,002)
162,723	$2,707,546	62,133	$1,300,009	(167,462)	$(2,793,439)	(628,383)	$(10,842,573)	1,392,029	$12,628,252	(1,303)	$(247,325)

Semiannual Report	| March 31, 2019	369

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Best Styles Global Equity				AllianzGI Best Styles International Equity

	Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,403	$212,146	20,397	$366,653	6,201	$85,385	26,557	$411,757
Class C	—	—	1,781	32,689	—	—	3,531	52,918
Class R	—	—	—	—	—	—	—	—
Class P	21,801	300,192	39,918	717,027	—	—	—	—
Institutional Class	8,027	112,915	23,426	413,192	15,904	223,637	52,319	797,120
Class R6	1,836,632	26,884,621	6,392,913	114,453,742	178,594	2,370,936	253,973	4,006,624
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	8,996	111,996	9,117	156,176	1,215	14,933	1,219	18,889
Class C	145	1,808	451	7,589	178	2,193	300	4,603
Class R	—	—	—	—	—	—	—	—
Class P	13,017	162,066	18,861	322,713	345	4,235	355	5,511
Institutional Class	22,536	276,295	19,183	324,963	1,123	13,825	265	4,124
Class R6	5,349,997	66,179,468	4,650,001	79,375,510	73,989	913,758	68,138	1,061,586
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(21,154)	(313,597)	(26,890)	(465,724)	(9,290)	(123,978)	(26,324)	(409,241)
Class C	(1,386)	(22,107)	(5,312)	(96,392)	(3,890)	(50,890)	(6,263)	(96,644)
Class R	—	—	—	—	—	—	—	—
Class P	(91,123)	(1,270,560)	(101,506)	(1,758,564)	(309)	(3,796)	(320)	(4,963)
Institutional Class	(136,081)	(1,737,237)	(27,847)	(485,711)	(49,336)	(665,645)	(800)	(12,814)
Class R6	(3,020,618)	(42,112,040)	(12,640,288)	(222,258,029)	(151,856)	(2,039,645)	(347,045)	(5,487,075)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	4,006,192	$48,785,966	(1,625,795)	$(28,894,166)	62,868	$744,948	25,905	$352,395

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

370	March 31, 2019 |	Semiannual Report

AllianzGI Best Styles U.S. Equity				AllianzGI Convertible				AllianzGI Core Bond

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Period from May 30, 2018† through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

31,115	$480,099	15,181	$296,027	297,625	$8,513,557	207,449	$6,503,197	—	$—	—	$—
5,670	86,068	943	18,015	332,978	9,281,781	353,677	11,048,314	—	—	—	—
—	—	—	—	350	10,185	775	25,467	—	—	—	—
30,370	558,366	7,044	139,403	1,324,613	36,355,196	1,412,411	43,072,476	—	—	—	—
2,471	38,000	3,537	68,251	1,572,542	44,327,139	1,934,862	59,803,946	2,048	30,913	—	—
513,474	8,513,636	815,815	15,612,646	—	—	—	—	77,678	1,175,341	402,385	6,016,814
—	—	—	—	314	8,745	1,379	44,007	—	—	—	—

6,062	82,571	264	4,958	315,153	7,807,789	415,204	12,056,650	—	—	—	—
851	11,259	107	1,972	226,676	5,677,074	228,935	6,674,305	—	—	—	—
—	—	—	—	483	12,428	385	11,580	—	—	—	—
8,119	109,529	1,675	31,132	514,062	12,403,869	439,297	12,532,377	11	162	4	72
1,850	25,032	411	7,666	1,873,849	45,664,226	1,844,088	53,040,379	16	243	5	73
1,323,571	18,027,043	395,294	7,399,903	—	—	—	—	33,961	508,066	14,480	216,814
—	—	—	—	4,691	114,785	6,065	174,529	—	—	—	—

(2,496)	(46,840)	(748)	(15,112)	(459,995)	(12,788,069)	(984,752)	(31,388,653)	—	—	—	—
(3,338)	(48,705)	(828)	(15,605)	(364,017)	(10,374,073)	(383,725)	(12,080,360)	—	—	—	—
—	—	—	—	(47)	(1,445)	(1,606)	(52,517)	—	—	—	—
(52,834)	(891,215)	(1,380)	(27,125)	(1,062,500)	(28,804,260)	(1,031,353)	(31,440,570)	—	—	—	—
(7,371)	(104,431)	(3,726)	(70,801)	(2,354,439)	(64,148,434)	(3,032,900)	(96,524,746)	—	—	—	—
(646,792)	(10,196,253)	(2,476,896)	(48,767,732)	—	—	—	—	(7,242)	(109,622)	(112,870)	(1,686,282)
—	—	—	—	(17,224)	(477,592)	(13,095)	(436,418)	—	—	—	—
1,210,722	$16,644,159	(1,243,307)	$(25,316,402)	2,205,114	$53,582,901	1,397,096	$33,063,963	106,472	$1,605,103	304,004	$4,547,491

Semiannual Report	| March 31, 2019	371

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Core Plus Bond				AllianzGI Emerging Markets Consumer

	Six Months ended March 31, 2019 (unaudited)		Period from May 30, 2018† through September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	79	$1,000	433	$7,099
Class C	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	818,809	10,547,825	1,045,849	16,710,931
Class R6	43,264	646,336	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	17	207	562	8,911
Class C	—	—	—	—	—	—	—	—
Class P	11	153	4	72	—	—	—	—
Institutional Class	10	158	5	74	35,465	442,608	85,235	1,364,614
Class R6	44,185	660,344	20,063	300,598	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—	(506)	(7,011)	(5,782)	(88,339)
Class C	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	(1,000,111)	(13,036,747)	(788,915)	(12,184,557)
Class R6	(8,839)	(132,671)	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	78,631	$1,174,320	20,072	$300,744	(146,247)	$(2,052,118)	337,382	$5,818,659

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

372	March 31, 2019 |	Semiannual Report

AllianzGI Emerging Markets Debt				AllianzGI Emerging Markets Small-Cap				AllianzGI Floating Rate Note

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Period from December 27, 2017† through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,135	$41,646	37,243	$533,756	795	$12,404	4,234	$75,615	—	$—	—	$—
—	—	207	3,001	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
83,252	1,109,257	171,295	2,535,268	14,469	225,276	67,521	1,218,249	55,359	822,811	378,510	5,669,291
—	—	—	—	—	—	—	—	—	—	—	—

124	1,710	449	6,347	389	5,633	873	15,332	—	—	—	—
13	187	255	3,645	—	—	—	—	—	—	—	—
22	296	47	651	—	—	—	—	16	240	10	152
33,491	448,111	116,064	1,642,180	37,237	528,395	43,678	758,248	26,656	391,902	13,750	205,805
—	—	—	—	—	—	—	—	—	—	—	—

(4,428)	(57,845)	(37,068)	(518,006)	(2,684)	(42,300)	(8,079)	(142,593)	—	—	—	—
(2,437)	(32,418)	(4,613)	(62,842)	—	—	—	—	—	—	—	—
(41,666)	(545,842)	(1,352,252)	(19,401,035)	(61,354)	(933,734)	(125,120)	(2,267,176)	(92,752)	(1,368,813)	(39,987)	(598,878)
—	—	—	—	—	—	—	—	—	—	—	—
71,506	$965,102	(1,068,373)	$(15,257,035)	(11,148)	$(204,326)	(16,893)	$(342,325)	(10,721)	$(153,860)	352,283	$5,276,370

Semiannual Report	| March 31, 2019	373

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Global Dynamic Allocation				AllianzGI Global High Yield

	Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	40,575	$778,195	24,968	$511,412	—	$—	—	$—
Class C	984	17,685	13,758	276,697	—	—	—	—
Class R	449	8,284	987	19,792	—	—	—	—
Class P	14,883	272,834	93,460	1,911,803	—	—	—	—
Institutional Class	13,738	252,092	234,450	4,759,989	33,961	500,331	46,776	703,903
Class R6	610,746	11,506,528	1,008,881	20,351,605	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	5,336	92,840	5,385	109,050	—	—	—	—
Class C	1,034	17,748	3,347	66,066	—	—	—	—
Class R	219	3,802	309	6,210	—	—	—	—
Class P	33,205	573,450	31,925	642,005	28	391	32	482
Institutional Class	20,229	356,643	80,510	1,630,333	62,202	879,623	70,591	1,055,110
Class R6	489,384	8,485,926	602,641	12,155,278	—	—	—	—
Administrative Class	57	975	54	1,099	—	—	—	—

Cost of shares redeemed:
Class A	(44,087)	(810,133)	(48,439)	(975,886)	—	—	—	—
Class C	(26,267)	(498,206)	(22,094)	(430,779)	—	—	—	—
Class R	(2,656)	(50,218)	(25)	(493)	—	—	—	—
Class P	(113,134)	(2,066,215)	(77,585)	(1,561,740)	—	—	—	—
Institutional Class	(138,482)	(2,632,208)	(1,202,910)	(24,148,028)	(1,416)	(20,271)	(30,638)	(456,580)
Class R6	(509,093)	(9,426,517)	(3,328,287)	(66,510,687)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	397,120	$6,883,505	(2,578,665)	$(51,186,274)	94,775	$1,360,074	86,761	$1,302,915

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
†	Commencement of operations.

374	March 31, 2019 |	Semiannual Report

AllianzGI Global Sustainability				AllianzGI Global Water				AllianzGI Green Bond

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Period from November 19, 2018† through March 31, 2019 (unaudited)
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,987	$49,458	10,545	$196,770	777,826	$11,244,868	2,670,501	$41,351,594	4,465	$67,479
—	—	—	—	174,332	2,349,662	813,178	12,057,027	—	—
—	—	—	—	—	—	—	—	—	—
456,467	7,438,634	580,070	11,049,588	1,528,341	21,562,120	4,655,923	72,110,173	9,595	150,000
26,068	464,530	138,230	2,594,493	1,410,351	19,861,629	3,524,902	53,633,616	10,456	162,109
—	—	—	—	—	—	—	—	—	—

2,973	44,718	877	15,922	327,536	4,297,269	273,441	4,252,010	27	409
—	—	—	—	123,952	1,556,835	117,917	1,754,605	—	—
—	—	—	—	—	—	—	—	—	—
57,911	876,192	121	2,224	392,540	5,146,199	297,452	4,628,355	10	152
53,317	822,141	50,576	928,569	384,535	4,948,969	330,391	5,051,676	1,961	30,139
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(5,153)	(82,343)	(2,241)	(41,302)	(1,632,899)	(23,193,639)	(4,165,975)	(64,185,516)	—	—
—	—	—	—	(966,487)	(13,301,290)	(1,328,543)	(19,492,116)	—	—
—	—	—	—	—	—	—	—	—	—
(126,156)	(2,134,338)	(6,547)	(127,128)	(3,843,083)	(53,964,556)	(2,873,341)	(44,427,404)	(6)	(90)
(790,492)	(14,449,542)	(225,433)	(4,245,826)	(3,305,312)	(46,185,464)	(2,414,086)	(36,595,471)	(46)	(703)
—	—	—	—	—	—	—	—	—	—
(322,078)	$(6,970,550)	546,198	$10,373,310	(4,628,368)	$(65,677,398)	1,901,760	$30,138,549	26,462	$409,495

Semiannual Report	| March 31, 2019	375

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI High Yield Bond				AllianzGI International Growth

	Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	475,312	$4,106,323	796,523	$7,237,524	12,047	$192,324	70,377	$1,293,246
Class C	78,195	661,732	74,754	684,819	—	—	—	—
Class R	78,301	647,971	51,238	450,609	—	—	—	—
Class P	611,828	5,025,325	471,053	4,141,566	—	—	—	—
Institutional Class	1,128,610	9,366,935	4,191,771	36,921,650	40,990	670,698	502,575	9,437,985
Class R6	—	—	—	—	—	—	—	—
Administrative Class	231	1,885	10,209	89,174	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	88,409	761,829	210,692	1,903,097	1,171	17,196	1,355	24,200
Class C	14,934	128,393	45,134	406,485	—	—	—	—
Class R	1,600	13,195	2,981	25,763	—	—	—	—
Class P	52,590	434,271	149,349	1,297,642	—	—	—	—
Institutional Class	332,499	2,754,800	836,180	7,265,664	43,871	660,259	126,340	2,304,442
Class R6	—	—	—	—	—	—	—	—
Administrative Class	50	405	3,204	28,001	—	—	—	—

Cost of shares redeemed:
Class A	(807,590)	(6,988,677)	(3,503,149)	(32,035,899)	(36,935)	(596,583)	(9,345)	(170,014)
Class C	(371,030)	(3,230,940)	(420,334)	(3,804,191)	—	—	—	—
Class R	(84,136)	(698,598)	(68,530)	(605,660)	—	—	—	—
Class P	(1,024,193)	(8,437,474)	(2,582,395)	(22,768,371)	—	—	—	—
Institutional Class	(5,450,033)	(45,205,439)	(8,055,626)	(70,259,175)	(80,602)	(1,349,661)	(66,082)	(1,344,090)
Class R6	—	—	—	—	—	—	—	—
Administrative Class	(105)	(863)	(179,529)	(1,534,418)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(4,874,528)	$(40,658,927)	(7,966,475)	$(70,555,720)	(19,458)	$(405,767)	625,220	$11,545,769

—	May reflect actual amounts rounding to less than $1 or less than 1 share

376	March 31, 2019 |	Semiannual Report

AllianzGI International Small-Cap				AllianzGI Micro Cap				AllianzGI NFJ Emerging Markets Value

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

39,570	$1,339,319	539,679	$24,176,578	3,513	$43,166	14,367	$229,885	159,151	$2,398,207	4,873,330	$88,876,479
1,731	53,520	20,361	884,323	—	—	—	—	18,597	285,217	50,026	918,495
11,848	424,966	15,817	672,491	—	—	—	—	—	—	—	—
82,692	2,838,210	294,664	12,847,308	32,189	335,654	85,615	1,352,886	20,806	316,566	686,711	12,473,879
309,381	10,778,083	587,195	27,381,698	115,037	1,283,999	267,091	4,313,712	1,727,035	26,307,250	6,133,330	109,674,069
115,413	3,559,270	590,821	26,609,280	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

28,989	810,249	2,914	125,294	44,402	400,953	9,998	150,676	2,162	35,544	29,652	517,662
8,012	215,286	1,313	54,903	—	—	—	—	124	1,916	810	13,580
6,359	167,366	189	7,918	—	—	—	—	—	—	—	—
159,754	4,426,791	36,896	1,583,227	29,782	271,612	5,224	79,191	366	6,013	17,366	301,427
213,703	6,161,056	41,071	1,826,435	423,173	3,884,729	99,908	1,522,599	80,986	1,192,724	134,628	2,287,173
141,955	4,068,417	21,533	957,134	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(97,127)	(3,397,067)	(478,533)	(20,860,283)	(40,829)	(486,350)	(60,904)	(964,599)	(496,711)	(7,527,328)	(4,146,038)	(72,566,773)
(31,698)	(1,094,561)	(29,667)	(1,237,253)	—	—	—	—	(20,617)	(306,919)	(7,511)	(131,017)
(2,846)	(89,717)	(2,355)	(102,377)	—	—	—	—	—	—	—	—
(569,753)	(19,018,680)	(548,847)	(24,412,812)	(83,086)	(903,243)	(86,274)	(1,355,798)	(87,333)	(1,324,035)	(1,660,903)	(27,625,591)
(197,024)	(6,180,949)	(1,105,969)	(49,769,907)	(482,292)	(5,698,324)	(661,408)	(10,435,016)	(2,476,282)	(36,897,097)	(1,412,420)	(24,367,528)
(121,376)	(4,045,486)	(268,488)	(12,115,616)	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
99,583	$1,016,073	(281,406)	$(11,371,659)	41,889	$(867,804)	(326,383)	$(5,106,464)	(1,071,716)	$(15,511,942)	4,698,981	$90,371,855

Semiannual Report	| March 31, 2019	377

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI PerformanceFee Managed Futures Strategy				AllianzGI PerformanceFee Structured US Equity

	Six Months ended March 31, 2019 (unaudited)		Period from December 18, 2017† through September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Period from December 18, 2017† through September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	—	$—	—	$—
Class C	—	—	—	—	—	—	—	—
Class P	—	—	—	—	101,159	998,294	—	—
Institutional Class	103,781	985,830	57,095	550,654	147,879	1,410,223	3,656,574	39,018,487
Class R6	1,715,828	15,801,388	1,627,386	16,230,568	234,937	2,147,408	1,378,034	14,214,731

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class P	9	81	—	—	675	5,757	—	—
Institutional Class	474	4,473	—	—	324,961	2,775,164	—	—
Class R6	32,392	305,782	—	—	330,464	2,828,771	—	—

Cost of shares redeemed:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(515)	(4,469)	—	—
Institutional Class	(104,189)	(955,161)	(4,395)	(42,153)	(101,241)	(972,460)	(37,753)	(412,508)
Class R6	(42,875)	(394,914)	(43,722)	(423,518)	(362,436)	(3,441,430)	(31,820)	(347,913)
Net increase (decrease) resulting from Fund share transactions	1,705,420	$15,747,479	1,636,364	$16,315,551	675,883	$5,747,258	4,965,035	$52,472,797

—	May reflect actual amounts rounding to less than $1 or less than 1 share
†	Commencement of operations.

378	March 31, 2019 |	Semiannual Report

AllianzGI PerformanceFee Structured US Fixed Income				AllianzGI Preferred Securities and Income				AllianzGI Short Duration High Income

Six Months ended March 31, 2019 (unaudited)		Period from December 18, 2017† through September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Period from May 30, 2018† through September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	—	$—	—	$—	—	$—	3,462,395	$50,494,309	3,859,273	$57,794,244
—	—	—	—	—	—	—	—	1,831,024	26,570,589	2,143,605	32,050,213
—	—	—	—	—	—	—	—	16,243,011	234,907,307	13,000,981	194,110,884
26,089	260,000	18,871	186,825	1,655	24,500	101,706	1,537,850	7,687,123	111,615,761	13,218,128	197,275,694
106,493	1,056,020	17,332	171,151	188,030	2,739,989	—	—	1,101,801	15,950,091	2,773,793	41,555,774

—	—	—	—	—	—	—	—	253,207	3,670,578	539,451	8,065,229
—	—	—	—	—	—	—	—	182,436	2,643,281	354,329	5,286,210
33	317	—	—	17	259	9	134	683,911	9,839,113	1,048,148	15,625,723
68	671	—	—	2,750	39,878	378	5,686	754,098	10,860,168	1,353,472	20,185,213
82,274	798,429	—	—	20,511	297,664	9,113	137,009	112,552	1,619,471	177,574	2,647,559

—	—	—	—	—	—	—	—	(3,125,859)	(45,406,591)	(8,675,606)	(129,519,226)
—	—	—	—	—	—	—	—	(2,518,481)	(36,734,991)	(3,212,318)	(48,022,048)
—	—	—	—	—	—	—	—	(9,268,430)	(134,202,114)	(32,694,772)	(492,027,915)
—	—	(18,861)	(186,725)	—	—	—	—	(8,923,218)	(128,971,646)	(24,090,831)	(360,032,751)
(5,389)	(52,721)	—	—	(10,566)	(152,776)	—	—	(2,440,521)	(35,346,487)	(4,061,454)	(60,996,929)
209,568	$2,062,716	17,342	$171,251	202,397	$2,949,514	111,206	$1,680,679	6,035,049	$87,508,839	(34,266,227)	$(516,002,126)

Semiannual Report	| March 31, 2019	379

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

	AllianzGI Short Term Bond				AllianzGI Structured Return

	Six Months ended March 31, 2019 (unaudited)		Period from August 23, 2018† through September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	48,164	$718,598	—	$—	1,160,546	$18,156,750	3,578,492	$56,841,189
Class C	—	—	—	—	89,983	1,353,901	321,649	4,970,252
Class P	—	—	—	—	4,532,216	70,777,823	5,325,709	84,630,179
Institutional Class	133,375	2,004,349	11,731	176,000	7,788,085	123,193,565	12,430,901	198,879,500
Class R6	—	—	—	—	177,166	2,787,878	1,112,999	17,549,532

Issued in reinvestment of dividends and distributions:
Class A	623	9,305	—	—	140,751	2,142,234	344,893	5,452,751
Class C	—	—	—	—	24,914	364,737	37,382	573,444
Class P	14	212	—	—	205,401	3,113,889	390,379	6,156,276
Institutional Class	8,209	122,633	—	—	669,953	10,230,176	596,378	9,500,308
Class R6	—	—	—	—	92,540	1,407,534	86,252	1,367,964

Cost of shares redeemed:
Class A	(6,082)	(91,297)	—	—	(5,233,083)	(81,676,983)	(5,471,305)	(86,098,131)
Class C	—	—	—	—	(232,809)	(3,505,566)	(328,090)	(5,034,992)
Class P	—	—	—	—	(4,338,548)	(68,410,909)	(4,765,862)	(75,222,509)
Institutional Class	(36,471)	(547,741)	—	—	(3,509,473)	(54,986,464)	(4,342,363)	(69,149,955)
Class R6	—	—	—	—	(199,137)	(3,133,506)	(151,513)	(2,395,261)
Net increase (decrease) resulting from Fund share transactions	147,832	$2,216,059	11,731	$176,000	1,368,505	$21,815,059	9,165,901	$148,020,547

—	May reflect actual amounts rounding to less than $1 or less than 1 share
†	Commencement of operations.

380	March 31, 2019 |	Semiannual Report

AllianzGI U.S. Equity Hedged				AllianzGI Ultra Micro Cap

Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018		Six Months ended March 31, 2019 (unaudited)		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,566	$100,567	4,954	$89,481	17,940	$289,161	46,639	$922,104
1,384	23,290	—	—	—	—	—	—
—	—	2,900	54,178	9,578	129,170	109,692	2,081,245
2,269	39,106	44,908	830,267	111,888	1,499,011	224,370	4,812,076
—	—	—	—	—	—	—	—

2,216	35,189	484	8,868	161,678	1,689,533	146,421	2,623,868
766	11,667	202	3,555	—	—	—	—
312	4,848	23	409	104,123	1,123,484	50,434	922,434
5,567	89,856	1,044	19,371	329,329	3,566,635	266,881	4,891,933
—	—	—	—	—	—	—	—

(5,657)	(96,853)	(9,392)	(171,559)	(117,647)	(1,577,213)	(280,049)	(5,430,004)
(3,801)	(65,072)	(3,767)	(65,379)	—	—	—	—
—	—	(306)	(5,607)	(77,169)	(1,044,800)	(64,153)	(1,318,678)
(36,798)	(654,891)	(32,633)	(603,115)	(255,353)	(3,495,380)	(470,044)	(9,691,341)
—	—	—	—	—	—	—	—
(28,176)	$(512,293)	8,417	$160,469	284,367	$2,179,601	30,191	$(186,363)

Semiannual Report	| March 31, 2019	381

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

10.	INVESTMENTS IN SECURITIES

For the period or six months ended March 31, 2019, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2020	$6,219,970	$6,070,204
AllianzGI Retirement 2025	6,605,370	7,178,588
AllianzGI Retirement 2030	7,071,591	3,909,994
AllianzGI Retirement 2035	7,584,808	2,415,093
AllianzGI Retirement 2040	8,237,026	2,063,813
AllianzGI Retirement 2045	6,374,406	1,057,291
AllianzGI Retirement 2050	5,542,171	422,327
AllianzGI Retirement 2055	3,411,863	156,881
AllianzGI Multi Asset Income	49,328,106	52,506,146
AllianzGI Global Allocation	45,015,218	33,346,278
AllianzGI Best Styles Global Equity	150,147,010	164,303,067
AllianzGI Best Styles International Equity	5,670,473	5,757,570
AllianzGI Best Styles U.S. Equity	2,825,142	2,651,089
AllianzGI Convertible	340,573,451	365,619,593
AllianzGI Core Bond	43,379,897	47,269,145
AllianzGI Core Plus Bond	62,099,829	67,737,282
AllianzGI Emerging Markets Consumer	23,280,771	26,411,553
AllianzGI Emerging Markets Debt	11,593,459	11,566,464
AllianzGI Emerging Markets Small-Cap	3,512,323	4,185,619
AllianzGI Floating Rate Note	14,637,152	13,770,290
AllianzGI Global Dynamic Allocation	74,179,858	73,085,656
AllianzGI Global High Yield	11,954,112	11,036,767
AllianzGI Global Sustainability	7,430,013	16,400,551
AllianzGI Global Water	82,461,730	151,857,517
AllianzGI Green Bond	6,840,378	1,403,882
AllianzGI High Yield Bond	41,410,313	78,294,228
AllianzGI International Growth	4,267,259	5,108,047
AllianzGI International Small-Cap	35,974,218	77,094,385
AllianzGI Micro Cap	2,694,933	7,773,299
AllianzGI NFJ Emerging Markets Value	54,796,759	71,441,965
AllianzGI PerformanceFee Managed Futures Strategy	—	1,588,063
AllianzGI PerformanceFee Structured US Equity	6,848,100	5,305,376
AllianzGI PerformanceFee Structured US Fixed Income	1,967,748	223,861
AllianzGI Preferred Securities and Income	7,145,793	3,998,756
AllianzGI Short Duration High Income	191,588,898	201,612,744
AllianzGI Short Term Bond	2,500,403	511,150
AllianzGI Structured Return	598,637,293	514,324,564
AllianzGI U.S. Equity Hedged	170,962	770,643
AllianzGI Ultra Micro Cap	4,639,817	8,166,774

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Core Bond	$105,642,836	$105,687,117
AllianzGI Core Plus Bond	137,480,830	137,058,067
AllianzGI Floating Rate Note	—	577,704
AllianzGI Global Dynamic Allocation	100,007,173	102,223,125
AllianzGI Short Term Bond	—	348,688

382	March 31, 2019 |	Semiannual Report

11.	INCOME TAX INFORMATION

At March 31, 2019, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$32,804,628	$476,890	$49,652	$427,238
AllianzGI Retirement 2025	46,617,506	814,501	22,591	791,910
AllianzGI Retirement 2030	56,577,056	1,381,796	414,425	967,371
AllianzGI Retirement 2035	44,594,025	1,030,071	1,144,674	(114,603)
AllianzGI Retirement 2040	47,237,617	911,430	1,724,426	(812,996)
AllianzGI Retirement 2045	32,058,174	456,116	1,398,922	(942,806)
AllianzGI Retirement 2050	33,986,666	336,529	1,844,486	(1,507,957)
AllianzGI Retirement 2055	17,765,912	151,302	1,189,750	(1,038,448)
AllianzGI Multi Asset Income	31,890,681	613,071	476,301	136,770
AllianzGI Global Allocation	316,879,737	3,649,321	1,765,643	1,883,678
AllianzGI Best Styles Global Equity	455,497,908	52,327,217	24,563,914	27,763,303
AllianzGI Best Styles International Equity	23,906,456	1,859,088	1,801,445	57,643
AllianzGI Best Styles U.S. Equity	82,623,116	15,737,997	3,798,316	11,939,681
AllianzGI Convertible	481,748,021	57,374,721	6,599,034	50,775,687
AllianzGI Core Bond	31,175,107	557,535	50,513	507,022
AllianzGI Core Plus Bond	42,063,801	799,366	99,926	699,440
AllianzGI Emerging Markets Consumer	35,202,075	5,719,705	738,526	4,981,179
AllianzGI Emerging Markets Debt	19,363,092	633,395	116,916	516,479
AllianzGI Emerging Markets Small-Cap	8,443,743	1,483,501	178,081	1,305,420
AllianzGI Floating Rate Note	14,769,550	73,466	70,950	2,516
AllianzGI Global Dynamic Allocation	212,028,629	21,392,522	8,718,037	12,674,485
AllianzGI Global High Yield	23,046,123	389,038	367,716	21,322
AllianzGI Global Sustainability	26,216,873	4,649,685	602,434	4,047,251
AllianzGI Global Water	472,578,699	125,900,935	27,189,202	98,711,733
AllianzGI Green Bond	5,454,087	170,207	14,524	155,683
AllianzGI High Yield Bond	145,680,563	3,228,758	10,764,846	(7,536,088)
AllianzGI International Growth	23,439,746	5,242,788	1,421,683	3,821,105
AllianzGI International Small-Cap	95,674,917	17,222,750	4,968,523	12,254,227
AllianzGI Micro Cap	15,182,501	5,575,406	1,591,559	3,983,847
AllianzGI NFJ Emerging Markets Value	113,371,318	10,276,581	4,363,378	5,913,203
AllianzGI PerformanceFee Managed Futures Strategy	27,417,546	1,206,627	501,309	705,318
AllianzGI PerformanceFee Structured US Equity	79,068,489	2,361,345	243,586	2,117,759
AllianzGI PerformanceFee Structured US Fixed Income	27,554,032	71,240	28,546	42,694
AllianzGI Preferred Securities and Income	14,417,082	267,496	117,077	150,419
AllianzGI Short Duration High Income	1,248,123,341	4,905,927	51,940,894	(47,034,967)
AllianzGI Short Term Bond	7,394,574	72,342	14,707	57,635
AllianzGI Structured Return	711,151,584	—	27,243,666	(27,243,666)
AllianzGI U.S. Equity Hedged	1,793,986	399,117	40,259	358,858
AllianzGI Ultra Micro Cap	19,018,687	6,779,540	2,009,150	4,770,390

(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

12.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers

(collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street

Semiannual Report	| March 31, 2019	383

Notes to Financial Statements (cont’d)

March 31, 2019 (Unaudited)

Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding.

The State Street Agreement was extended by an additional 364-day period by an amendment effective October 25, 2018 with an expiration date of October 24, 2019 (the “Amendment”). The Amendment changed a 0.25% usage fee on undrawn amounts, which had previously applied, to an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The following Funds utilized the line of credit during the period ended March 31, 2019. The average balance outstanding is for the number of days that the Funds had an outstanding balance.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at March 31, 2019
AllianzGI NFJ Emerging Markets Value	$4,440,789	3.73%	19	—

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes.

During the period or six months ended March 31, 2019, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	FUND EVENTS

(a) Fund Launch

On November 18, 2018, AllianzGI Green Bond Fund commenced operations as a series of the Trust, offering Class A, Class P, and Institutional Class shares.

(b) Fund Liquidations

On January 22, 2019, the AllianzGI Europe Equity Dividend Fund and AllianzGI NFJ International Small-Cap Value Fund liquidated as series of the Trust.

(c) Name and Investment Strategy Changes

The Board approved changes to the AllianzGI Real Estate Debt Fund’s name, investment objective and principal investments and strategies to transition the Fund from its strategy of investing in short duration real estate-related debt instruments to a new strategy of investing in global floating rate notes. Shareholders subsequently approved a new concentration policy to reflect the Fund’s changing investment strategy. Effective February 1, 2019, AllianzGI Real Estate Debt Fund changed its name to AllianzGI Floating Rate Note Fund. The Fund will no longer concentrate more than 25% in the real estate-related sector; shareholders approved a policy to have the Fund concentrate more than 25% of assets in the financial services industry.

14.	BASIS FOR CONSOLIDATION

The Cayman Subsidiary is a wholly-owned and controlled subsidiary of AllianzGI PerformanceFee Managed Futures Strategy (the “Consolidated Fund”). The Consolidated Fund is the sole shareholder of the Cayman Subsidiary and will continue to control the Cayman Subsidiary. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Cayman Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and the Cayman Subsidiary. All inter-company transactions and balances have been eliminated. As of March 31, 2019 consolidated net assets of the Consolidated Fund were $31,453,637, of which $982,296, or 3.1%, represented the Consolidated Fund’s ownership of all issued shares and voting rights of the Cayman Subsidiary.

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

384	March 31, 2019 |	Semiannual Report

On April 18, 2019, the following Funds declared per-share net investment income dividends to shareholders, payable April 18, 2019 to shareholders of record on April 17, 2019.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.07421	$0.06016	$0.06687	$0.07882	$0.08006	$0.08300	$0.00255
AllianzGI Core Bond	N/A	N/A	N/A	0.03599	0.03674	0.03750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	0.03595	0.03671	0.03750	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	0.03321	0.03469	N/A	N/A
AllianzGI Green Bond	0.02609	N/A	N/A	0.03362	0.03000	N/A	N/A
AllianzGI High Yield Bond	0.03719	0.03063	0.03195	0.03969	0.03900	N/A	0.03576
AllianzGI PerformanceFee Structured US Fixed Income	N/A	N/A	N/A	0.02129	0.01626	0.02129	N/A
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	0.05849	0.06078	0.06000	N/A
AllianzGI Short Duration High Income	0.05500	0.05091	N/A	0.05759	0.05859	0.05791	N/A
AllianzGI Short Term Bond	0.04234	N/A	N/A	0.04345	0.04500	N/A	N/A

On May 16, 2019, the following Funds declared per-share net investment income dividends to shareholders, payable May 16, 2019, to shareholders of record on May 15, 2019.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.07704	$0.06597	$0.07138	$0.08142	$0.08218	$0.08300	$0.07811
AllianzGI Core Bond	N/A	N/A	N/A	0.03617	0.03684	0.03750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	0.03619	0.03682	0.03750	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	0.03712	0.03832	N/A	N/A
AllianzGI Green Bond	0.02674	N/A	N/A	0.03065	0.03000	N/A	N/A
AllianzGI High Yield Bond	0.03765	0.03040	0.03377	0.03993	0.03900	N/A	0.03902
AllianzGI PerformanceFee Structured US Fixed Income	N/A	N/A	N/A	0.02133	0.02128	0.02129	N/A
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	0.05811	0.06011	0.06000	N/A
AllianzGI Short Duration High Income	0.05500	0.05165	N/A	0.05694	0.05811	0.05847	N/A
AllianzGI Short Term Bond	0.04334	N/A	N/A	0.04366	0.04500	N/A	N/A

On January 7, 2019, the Board approved an Agreement and Plan of Reorganization pursuant to which the AllianzGI International Growth Fund would be reorganized on a tax-free basis with and into the Nationwide International Growth Fund, a corresponding, newly-created series of Nationwide Mutual Funds. The reorganization was subject to shareholder approval, which was granted at a special meeting held on May 1, 2019. May 31, 2019 will be the last NAV pricing date, with the re-organization closing on June 3, 2019.

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| March 31, 2019	385

Unaudited

Changes to the Board of Trustees/Shareholder Meeting Results

Changes to the Board of Trustees:

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Funds.

Effective January 1, 2019, Sarah E. Cogan became a Trustee of the Funds.

Effective March 21, 2019, A. Douglas Eu resigned as a Trustee of the Funds and Thomas J. Fuccillo became a Trustee of the Funds. Mr. Fuccillo is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Investment Manager and its affiliates.

Shareholder Meeting Results:

The AllianzGI Floating Rate Note Fund (formerly known as the AllianzGI Real Estate Debt Fund) (the “Floating Rate Note Fund”) held a special meeting of shareholders on January 4, 2019. Shareholders voted on an amendment to the Floating Rate Note Fund’s fundamental investment restriction with respect to industry concentration, as indicated below:

Affirmative	Against	Withheld
887,221	0	97,491

The AllianzGI International Growth Fund held a special meeting of shareholders on May 1, 2019. Shareholders voted on an Agreement and Plan of Reorganization providing for the acquisition by Nationwide Mutual Funds, as indicated below:

Affirmative	Against	Withheld
1,268,583	0	216,986

386	March 31, 2019 |	Semiannual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the investment management agreement for a new fund.

New agreements approved for the Fund covered by this report relate to the organization of AllianzGI Green Bond Fund (the “New Fund”), a new series of the Trust.

At an in-person meeting held on October 3, 2018, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) with Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) on behalf of the New Fund.

The material factors and conclusions that formed the basis of the approval for the New Fund are discussed below.

The Independent Trustees met in executive session with Ms. Cogan to consider whether the proposed advisory, distribution and other arrangements with respect to the proposed New Fund should be approved.

In connection with their deliberations regarding the proposed approval of the Investment Management Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by AllianzGI U.S., the New Fund’s investment manager (the “Investment Manager”), under the Investment Management Agreement.

In connection with their contract review meeting, the Independent Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance, including annualized return performance information for certain time periods, of funds with investment classifications and/or objectives comparable to those proposed for the New Fund, (ii) information on the New Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) information regarding the fees and expenses of other funds and/or accounts managed by the Investment Manager or an affiliate with similar investment objective(s) and policies to those of the New Fund, (iv) an estimate of the profitability to the Investment Manager from its relationship with the New Fund during its first year, (v) descriptions of various functions to be performed by the Investment Manager for the New Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Fund.

The Independent Trustees’ conclusions as to the approval of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Independent Trustees’ deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Independent Trustees also took into account that AllianzGI U.S. had proposed to observe an expense limitation for the New Fund. The Independent Trustees also considered the risk profile of the New Fund.

As part of their review, the Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the New Fund. Among other information, the Independent Trustees considered information and a presentation from members of the AllianzGI Corporate Credit Team based in Paris who would manage the New Fund’s portfolio, noting that they will do so pursuant to “associated person” arrangements with AllianzGI U.S. The Independent Trustees considered the investment philosophy and research and decision making processes of the Corporate Credit Team to be applied for the New Fund and the experience of key advisory personnel and associated persons of the Investment Manager who would be responsible for portfolio management of the New Fund; the ability of the Investment Manager to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager. In addition, the Independent Trustees reviewed the quality of the Investment Manager’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the New Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Fund; and conditions that might affect the Investment Manager’s ability to provide high quality services to the New Fund in the future under the Investment Management Agreement, including the Investment Manager’s financial condition and operational stability. Based on the foregoing, the Independent Trustees concluded that the Investment Manager’s investment process, research capabilities and philosophy were well-suited to the New Fund, given the New Fund’s investment objectives and policies, and that the Investment Manager would be able to meet any reasonably foreseeable obligations under the Investment Management Agreement.

In assessing the reasonableness of the New Fund’s proposed fees and expenses under the Investment Management Agreement, the Independent Trustees considered, among other information, the New Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the expense limitation arrangement that the Investment

Semiannual Report	| March 31, 2019	387

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (cont’d)

Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar.

The Independent Trustees considered how the expected net expense ratio of the New Fund was expected to compare to its Morningstar peers, and considered comparisons of the New Fund’s proposed management fee with the advisory fees of the peer funds compiled from Morningstar. The Independent Trustees noted that the proposed management fees and estimated net expense ratio for Institutional Class shares of the New Fund were lower than both the average and median for Institutional Class shares of funds in the Morningstar peer group, but took into account that the peer group is relatively small, consisting of only two other open-end funds.

The Independent Trustees also considered the management fees charged by the Investment Manager and/or its affiliates to other funds and accounts with similar investment strategies to those of the New Fund.

The Independent Trustees also considered various risks AllianzGI U.S will bear as sponsoring adviser to the New Fund, which exceed or are in addition to those associated with the management of institutional accounts, including entrepreneurial, reputational, legal and regulatory risks.

The Independent Trustees also considered the estimated profitability to the Investment Manager from its relationship with the New Fund and noted that such profitability was expected to be negative for the New Fund’s first year of operations based on average net asset assumptions.

The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the New Fund. The Independent Trustees took into account that, as an open-end investment company, the New Fund intends to raise additional assets, so as the assets of the New Fund increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the expense limitation arrangement proposed to be observed by the Investment Manager for the New Fund.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as investment manager to the New Fund.

After reviewing these and other factors described herein, the Independent Trustees concluded, within the context of their overall conclusions regarding the Investment Management Agreement, that the proposed fees payable under the Investment Management Agreement represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment

Manager and should be approved for an initial two-year period. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Independent Trustees concluded that the initial approval of the Investment Management Agreement was in the interests of the New Fund and its shareholders and determined to recommend that the Investment Management Agreement be approved by the full Board.

The Independent Trustees then discussed the proposed Distribution Contract, plans and other proposed distribution arrangements, as applicable, for Institutional Class, Class A and Class P shares of the New Fund. After discussion, based on the information provided by management and their evaluation of factors they deemed to be material, the Independent Trustees determined that there is a reasonable likelihood that the arrangements will benefit the New Fund and its shareholders, and to recommend the same for approval by the full Board.

388	March 31, 2019 |	Semiannual Report

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to

Semiannual Report	| March 31, 2019	389

Unaudited

Privacy Policy (cont’d)

access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins: Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

390	March 31, 2019 |	Semiannual Report

Allianz Funds Multi-Strategy Trust

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig Ruckman

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Management Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968,

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 730 investment professionals in 24 offices worldwide and managing $601 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of March 31, 2019.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in each Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Funds Multi-Strategy Trust. Allianz Funds and the Allianz Funds Multi-Strategy Trust are distributed by Allianz Global Investors Distributors LLC. © 2019. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750SA_033119

793951

ITEM 2.	CODE OF ETHICS

(a) Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Trustees since the Funds’ last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)) as amended), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies

ITEM 13.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99_ Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 5, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 5, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date:	June 5, 2019